UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-08764

PACE® Select Advisors Trust
(Exact name of registrant as specified in charter)

1285 Avenue of the Americas, New York, New York			10019-6028
(Address of principal executive offices)			(Zip code)

Mark F. Kemper, Esq. UBS Asset Management 1285 Avenue of the Americas New York, NY 10019-6028
(Name and address of agent for service)
Copy to: Jack W. Murphy, Esq. Dechert LLP 1900 K Street, N.W. Washington, DC 20006
Registrant’s telephone number, including area code:		212-821 3000

Date of fiscal year end:	July 31

Date of reporting period:	January 31, 2017

Item 1.  Reports to Stockholders.

PACE® Select Advisors Trust

Semiannual Report | January 31, 2017

PACE Select Advisors Trust offers multiple share classes representing interests in 15 separate Portfolios. (PACE Government Money Market Investments offers only one share class.) Different classes of shares and/or Portfolios are offered by separate prospectuses.

For more information on a portfolio or class of shares, contact your financial advisor. He or she can send you a current prospectus relating to a portfolio or class of shares. Investors should carefully read and consider a mutual fund's investment objectives, risks, charges, and expenses before investing. The prospectus contains this and other information about a mutual fund. For a current prospectus, contact UBS Asset Management (Americas) Inc. at 888-793 8637, or visit us on the Web at www.ubs.com/am-us.

Derivatives vary in complexity, involve risks which are different from, and may be greater than, the risks associated with investing in securities or other instruments. Please see the funds' prospectuses for more complete discussion of the risks associated with investing in derivatives.

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Introduction

March 17, 2017

Dear PACE Shareholder,

We are pleased to provide you with the semiannual report for the PACE portfolios (the "Portfolios"), comprising the PACE Select Advisors Trust. This report includes summaries of the performance of each Portfolio, as well as commentaries from the investment advisor and subadvisors regarding the events that affected Portfolio performance during the six months ended January 31, 2017. Please note that the opinions of the subadvisors do not necessarily represent those of UBS Asset Management (Americas) Inc.

A continued modest economic expansion

The US economy faced a number of headwinds, but overcame these challenges and continued to expand during the reporting period. That being said, the overall pace was fairly tepid. The US Commerce Department reported that gross domestic product ("GDP") grew at a 0.8% seasonally adjusted annualized rate during the second quarter of 2016. GDP growth then improved to 3.5% during the third quarter—the strongest reading since the third quarter of 2014. Finally, the US Commerce Department's second reading showed that fourth-quarter 2016 GDP grew 1.9%.1

After taking its first step to normalizing monetary policy in late 2015, the US Federal Reserve Board ("Fed") kept rates unchanged during its first seven meetings in 2016. Then, as widely anticipated, the Fed raised interest rates 0.25% in December 2016 to a range between 0.50% and 0.75%. In its statement following the December meeting the Fed said, "The Committee expects that economic conditions will evolve in a manner that will warrant only gradual increases in the federal funds rate; the federal funds rate is likely to remain, for some time, below levels that are expected to prevail in the longer run. However, the actual path of the federal funds rate will depend on the economic outlook as informed by incoming data."

From a global perspective, in its January 2017 World Economic Outlook Update, the International Monetary Fund ("IMF") said, "After a lackluster outturn in 2016, economic activity is projected to pick up pace in 2017 and 2018, especially in emerging market and developing economies. However, there is a wide dispersion of possible outcomes around the projections, given uncertainty surrounding the policy stance of the incoming US administration and its global ramifications." From a regional perspective, the IMF estimates 2017 growth in the eurozone will be 1.6%, versus 1.7% in 2016. Japan's economy is expected to expand 0.8% in 2017, compared to 0.9% in 2016. Elsewhere, the IMF projects that overall growth in emerging market countries will accelerate to 4.5% in 2017, versus 4.1% in 2016.

Global equities generate positive results

The global equity market was highly volatile at times but produced positive results during the reporting period. Global equities generally declined over the first half of the period amid mixed economic data and uncertainties regarding future monetary policies. After a period of weakness in October 2016, US equities rallied sharply following the November elections given expectations for improving growth in the Trump administration. International equities also moved higher during the last two months of the reporting period. All told, the US stock market, as measured by the S&P 500 Index,2 gained 5.96% for the six months ended January 31, 2017. International

1  Based on the Commerce Department's second estimate announced on February 28, 2017.

2  The S&P 500 Index is an unmanaged, weighted index composed of 500 widely held common stocks varying in composition and is not available for direct investment. Investors should note that indices do not reflect the deduction of fees and expenses.

developed equities, as measured by the MSCI EAFE Index (net),3 rose 3.49% during the period, while emerging market equities, as measured by the MSCI Emerging Markets Index (net),4 returned 4.92%.

Overall, fixed income produced weak results

The global fixed income market produced generally weak results during the reporting period. In the US, Treasury yields moved sharply higher after the November elections as investors anticipated an uptick in growth and inflation. Additionally, in December the Fed increased its projection for the number of rate hikes it would make in 2017. For the six month period, the yield on the US 10-year Treasury rose from 1.46% to 2.45% (bond yields and prices move in the opposite direction). The overall US bond market, as measured by the Bloomberg Barclays US Aggregate Index,5 declined 2.95% for the six months ended January 31, 2017. Returns of riskier fixed income securities were mixed. High yield bonds, as measured by the BofA Merrill Lynch US High Yield Cash Pay Constrained Index,6 gained 6.21% during the reporting period. In contrast, emerging markets debt, as measured by the J.P. Morgan Emerging Markets Bond Index Global (EMBI Global),7 declined 0.75%.

Sincerely,

Mark E. Carver
President, PACE Select Advisors Trust
Managing Director, UBS Asset Management (Americas) Inc.

This report is intended to assist investors in understanding how the Portfolios performed during the six-month period ended January 31, 2017. The views expressed in the Advisor's and Subadvisors' comments sections are as of the end of the reporting period, reflect performance results gross of fees and expenses, and are those of the investment advisor (with respect to PACE Government Money Market Investments only) and subadvisors. Subadvisors' comments on Portfolios that have more than one subadvisor are reflective of their portion of the Portfolio only. The views and opinions in this report were current as of March 17, 2017. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the investment advisor and subadvisors reserve the right to change their views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of a Portfolio's future investment intent.

3  The MSCI EAFE Index (net) is an index of stocks designed to measure the investment returns of developed economies outside of North America. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

4  The MSCI Emerging Markets Index (net) is a market capitalization-weighted index composed of different emerging market countries in Europe, Latin America, and the Pacific Basin. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

5  The Bloomberg Barclays US Aggregate Index is an unmanaged, broad-based index designed to measure the US dollar-denominated, investment-grade, taxable bond market. The index includes bonds from the Treasury, government-related, corporate, mortgage-backed, asset-backed and commercial mortgage-backed sectors. Investors should note that indices do not reflect the deduction of fees and expenses.

6  The BofA Merrill Lynch US High Yield Cash Pay Constrained Index is an unmanaged index of publicly placed, non-convertible, coupon-bearing US dollar-denominated, below-investment-grade corporate debt with a term to maturity of at least one year. The index is market-capitalization-weighted, so that larger bond issuers have a greater effect on the index's return. However, the representation of any single bond issuer is restricted to a maximum of 2% of the total index. Investors should note that indices do not reflect the deduction of fees and expenses.

7  The J.P. Morgan Emerging Markets Bond Index Global (EMBI Global) is an unmanaged index which is designed to track total returns for US dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans and Eurobonds. Investors should note that indices do not reflect the deduction of fees and expenses.

PACE Government Money Market Investments

Performance (Unaudited)

The seven-day current yield for the Fund as of January 31, 2017 was 0.01% (after fee waivers/expense reimbursements).1 For more information on the Fund's performance, refer to "Yields and characteristics at a glance" on page 6. Please remember that the PACE program fee is assessed outside the Portfolio at the PACE program account level. The program fee does not impact the determination of the Portfolio's net asset value per share. For a detailed commentary on the market environment in general during the period, please refer to page 2.

Advisor's comments (Unaudited)

In December 2016, the US Federal Reserve Board (the "Fed") modestly raised the federal funds rate from a low range between 0.25% and 0.50% to a range between 0.50% and 0.75%.The federal funds rate or the "fed funds rate," is the rate US banks charge one another for funds they borrow on an overnight basis. (For more details on the Fed's actions, see page 2.) While the yields on a wide range of short-term investments moved higher over the period, yields still remain low by historical comparison. As a result, the Portfolio's yield remained low during the reporting period.

We tactically adjusted the Portfolio's weighted average maturity ("WAM") throughout the six-month review period. When the reporting period began, the Portfolio had a WAM of 57 days. This was decreased to 54 days at the end of the reporting period.

A number of adjustments were made to the Portfolio's sector and issuer positioning during the six-month period. We increased the Portfolio's exposure to US government and agency obligations and reduced its allocation to repurchase agreements. (Repurchase agreements are transactions in which the seller of a security agrees to buy it back at a predetermined time and price or upon demand.)

PACE Select Advisors Trust – PACE Government Money Market Investments

Investment Advisor:

UBS Asset Management (Americas) Inc.

Portfolio Manager:

Robert Sabatino

Objective:

Current income consistent with preservation of capital and liquidity

Investment process:

The Portfolio is a money market mutual fund and seeks to maintain a stable price of $1.00 per share, although it may be possible to lose money by investing in this Portfolio. The Portfolio invests in a diversified portfolio of high-quality money market instruments of governmental issuers. Security selection is based on the assessment of relative values and changes in market and economic conditions.

1  Class P shares held through the PACE Select Advisors Program are subject to a maximum Program fee of 2.50%, which, if included, would have reduced performance. Class P shares held through other advisory programs also may be subject to a program fee, which, if included, would have reduced performance.

PACE Government Money Market Investments

Yields and characteristics at a glance—January 31, 2017 (unaudited)

Yields and characteristics
Seven-day current yield after fee waivers and/or expense reimbursements[1]	0.01%
Seven-day effective yield after fee waivers and/or expense reimbursements[1]	0.01
Seven-day current yield before fee waivers and/or expense reimbursements[1]	(0.37)
Seven-day effective yield before fee waivers and/or expense reimbursements[1]	(0.37)
Weighted average maturity[2]	54 days
Portfolio composition[3]
US government and agency obligations	79.5%
Repurchase agreements	20.9
Other assets less liabilities	(0.4)
Total	100.0%

You could lose money by investing in PACE Government Money Market Investments. Although the portfolio seeks to preserve the value of your investment at $1.00 per share, the portfolio cannot guarantee it will do so. An investment in PACE Government Money Market Investments is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any other government agency. PACE Government Money Market Investments' sponsor has no legal obligation to provide financial support to PACE Government Money Market Investments, and you should not expect that the portfolio's sponsor will provide financial support to PACE Government Money Market Investments at any time.

Not FDIC insured. May lose value. No bank guarantee.

1  Yields will fluctuate and reflect fee waivers and/or expense reimbursements, if any, unless otherwise noted. Performance data quoated represents past performance. Past performance does not guarantee future results. Current performance may be higher or lower than the performance data quoted.

2  The Portfolio is actively managed and its weighted average maturity will differ over time.

3  Weightings represent percentages of the Portfolio's net assets as of the date indicated. The Portfolio is actively managed and its composition will vary over time.

PACE Government Money Market Investments

Portfolio of investments—January 31, 2017 (unaudited)

	Face Amount	Value
US government and agency obligations—79.48%
Federal Farm Credit Bank 0.743%, due 02/26/17[1]	$2,000,000	$2,000,000
0.761%, due 02/21/17[1]	1,000,000	1,000,373
0.770%, due 10/27/17[2]	1,000,000	994,268
0.821%, due 02/08/17[1]	2,000,000	1,999,739
0.866%, due 02/28/17[1]	3,000,000	3,000,000
0.904%, due 03/02/17[1]	1,000,000	1,001,739
Federal Home Loan Bank 0.400%, due 03/01/17[2]	5,000,000	4,998,444
0.448%, due 03/24/17[2]	3,000,000	2,998,096
0.450%, due 02/10/17[2]	2,000,000	1,999,775
0.524%, due 03/08/17[2]	3,000,000	2,998,472
0.525%, due 02/17/17[2]	1,000,000	999,767
0.525%, due 02/28/17[2]	2,000,000	1,999,212
0.530%, due 02/01/17[2]	5,000,000	5,000,000
0.530%, due 02/27/17[2]	3,000,000	2,998,852
0.530%, due 03/13/17[2]	6,634,000	6,630,093
0.530%, due 04/03/17[2]	5,000,000	4,995,510
0.535%, due 04/07/17[2]	1,000,000	999,034
0.545%, due 04/05/17[2]	2,000,000	1,998,092
0.545%, due 04/26/17[2]	3,000,000	2,996,185
0.550%, due 03/24/17[2]	3,000,000	2,997,662
0.550%, due 03/28/17[2]	2,000,000	1,998,319
0.560%, due 03/29/17[2]	2,000,000	1,998,258
0.570%, due 04/20/17[2]	3,000,000	2,996,295
0.575%, due 03/16/17[2]	3,000,000	2,997,940
0.590%, due 06/30/17[2]	2,000,000	1,995,116
0.596%, due 02/17/17[1]	1,000,000	1,000,000
0.610%, due 07/14/17[2]	1,000,000	997,238
0.612%, due 02/16/17[1]	2,000,000	2,000,216
0.625%, due 05/30/17	1,625,000	1,625,368
0.630%, due 05/23/17[2]	2,000,000	1,996,115
0.630%, due 08/03/17[2]	1,000,000	996,798
0.652%, due 02/14/17[1]	2,000,000	2,000,000
0.750%, due 02/13/17	2,000,000	2,000,222
0.750%, due 10/18/17[2]	5,000,000	4,973,021
0.777%, due 03/26/17[1]	800,000	799,894
0.786%, due 02/28/17[1]	600,000	599,934
0.816%, due 02/06/17[1]	750,000	750,687
0.866%, due 02/22/17[1]	5,000,000	5,000,000
0.935%, due 04/10/17[1]	3,500,000	3,499,874
Federal Home Loan Mortgage Corp. 0.420%, due 03/21/17[2]	1,500,000	1,499,160
0.520%, due 05/17/17[2]	2,000,000	1,996,967
0.560%, due 06/01/17[2]	1,000,000	998,133
Federal National Mortgage Association 0.609%, due 06/01/17	2,000,000	1,996,021
0.985%, due 04/11/17[1]	2,000,000	2,000,000
	Face Amount	Value
US government and agency obligations—(concluded)
US Treasury Bill 0.568%, due 04/27/17[2]	$4,000,000	$3,994,636
US Treasury Notes 0.676%, due 02/01/17[1]	1,000,000	1,000,140
0.680%, due 02/01/17[1]	2,300,000	2,300,334
0.696%, due 02/01/17[1]	6,000,000	6,001,251
0.750%, due 10/31/17	3,000,000	2,998,609
0.875%, due 02/28/17	2,000,000	2,000,569
0.875%, due 07/15/17	2,000,000	2,001,753
1.875%, due 08/31/17	2,000,000	2,013,570
Total US government and agency obligations (cost—$125,631,751)		125,631,751
Repurchase agreements—20.87%
Repurchase agreement dated 01/31/17 with Goldman Sachs & Co., 0.540% due 02/01/17, collateralized by $53,920,400 US Treasury Bonds Principal STRIPs, zero coupon to 4.250% due 05/15/37 to 05/15/39 and $10,313,451 US Treasury Bond STRIP, zero coupon due 05/15/42; (value—$33,150,000); proceeds: $32,500,488	32,500,000	32,500,000
Repurchase agreement dated 01/31/17 with State Street Bank and Trust Co., 0.010% due 02/01/17, collateralized by $494,138 US Treasury Note, 1.625% due 12/31/19; (value—$497,010); proceeds: $487,000	487,000	487,000
Total repurchase agreements (cost—$32,987,000)		32,987,000
Total investments (cost—$158,618,751 which approximates cost for federal income tax purposes)—100.35%		158,618,751
Liabilities in excess of other assets—(0.35)%		(551,178)
Net assets (applicable to 158,066,783 shares of beneficial interest outstanding equivalent to $1.00 per share)—100.00%		$158,067,573

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 239.

PACE Government Money Market Investments

Portfolio of investments—January 31, 2017 (unaudited)

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of January 31, 2017 in valuing the Portfolio's investments. In the event a Portfolio holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments.

Assets Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
US government and agency obligations	$—	$125,631,751	$—	$125,631,751
Repurchase agreements	—	32,987,000	—	32,987,000
Total	$—	$158,618,751	$—	$158,618,751

At January 31, 2017, there were no transfers between Level 1 and Level 2.

Portfolio footnotes

1  Variable or floating rate security. The interest rate shown is the current rate at the period end and changes periodically.

2  Rate shown is the discount rate at the date of purchase unless otherwise noted.

See accompanying notes to financial statements

PACE Mortgage-Backed Securities Fixed Income Investments

Performance (Unaudited)

For the six months ended January 31, 2017, the Portfolio's Class P shares returned -1.52% before the deduction of the maximum PACE Select program fee.1 In comparison, the Bloomberg Barclays US Mortgage-Backed Securities Index (the "benchmark") returned -1.62%, and the Lipper US Mortgage Funds category posted a median return of -1.52%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 10. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 2.

Advisor's comments (Unaudited)2

The Portfolio outperformed the benchmark during the reporting period. Overall US interest rate strategies were negative for results. A modest overweight to short-term duration detracted from performance as US Treasury yields generally rose. (Duration measures a portfolio's sensitivity to interest rate changes.) However, this was partially offset by yield curve positioning, with a focus on shorter rates, as they outperformed intermediate and long rates.

Relative value positioning within agency mortgage-backed securities ("MBS") added to returns. An overweight to Ginnie Mae mortgages was beneficial as they outperformed the broader mortgage market. A focus on higher coupon conventional securities (Fannie Mae and Freddie Mac) was rewarded as higher coupons outperformed lower coupons. Additionally, holdings of agency collateralized mortgages that benefit from increasing interest rates added to performance. Finally, holdings of mortgage credit, especially non-agency and commercial mortgages, boosted returns.

Overall, derivative usage was positive during the period, as the Portfolio was short US swap rates which underperformed Treasury rates. We used interest rate swaps to adjust interest rate and yield curve exposures, as well as to substitute for physical securities. The Portfolio benefited from the income generated from selling mortgage pool options as a way to manage interest rate and volatility risk within the sector. Additionally, options on swaps were used to manage interest rate and volatility exposures, as well as to generate income in expected interest rate scenarios. Total return swaps were used to replicate broad exposure to interest-only agency mortgages, while limiting idiosyncratic risk of owning individual bonds.

1  Class P shares held through the PACE Select Advisors Program are subject to a maximum Program fee of 2.50%, which, if included, would have reduced performance. Class P shares held through other advisory programs also may be subject to a program fee, which, if included, would have reduced performance.

2  All Sub advisors discuss performance on a gross-of-fees basis—meaning that no fees or expenses are reflected in their sleeves'/sleeve's performance. Alternately, Portfolio performance is shown net-of-fees, which does factor in fees and expenses associated with the Portfolio.

PACE Select Advisors Trust – PACE Mortgage-Backed Securities Fixed
Income Investments

Investment Manager:

UBS Asset Management (Americas) Inc. ("UBS AM")

Investment Subadvisor:

Pacific Investment Management Company LLC ("PIMCO")

Portfolio Management Team:

UBS AM: Mabel Lung, CFA, Gina Toth, CFA, Fred Lee, CFA, Diana To and Anthony Karaminas, CFA

PIMCO: Daniel Hyman and Michael Cudzil

Objective:

Current income

Investment process:

The Portfolio invests primarily in government fixed income securities which include US bonds, including those backed by mortgages, and related repurchase agreements. Mortgage-backed securities include "to be announced" or "TBA" securities, which usually are traded on a forward commitment basis with an approximate principal amount and no defined maturity date; issued or guaranteed by US government agencies and instrumentalities. The Portfolio also invests, to a lesser extent, in investment grade bonds of private issuers, including those backed by mortgages or other assets. The Portfolio may invest in bonds of varying maturities, but normally limits its duration

(continued on next page)

PACE Mortgage-Backed Securities Fixed Income Investments

Investment process
(concluded)

to within +/- 50% of the effective duration of the Portfolio's benchmark index.3 (Duration is a measure of a portfolio's sensitivity to interest rate changes.) The Portfolio may engage in short selling with respect to securities issued by the US Treasury and certain TBA securities coupon trades. PIMCO establishes duration targets based on its expectations for changes in interest rates, and then positions the Portfolio to take advantage of yield curve shifts. PIMCO decides to buy and sell specific bonds based on an analysis of their values relative to other similar securities.

Special considerations

The Portfolio may be appropriate for long-term investors seeking current income who are able to withstand short-term fluctuations in the fixed income markets in return for potentially higher returns over the long term. The yield and value of the Portfolio change every day and can be affected by changes in interest rates, general market conditions, and other political, social and economic developments, as well as specific matters relating to the issuers in which the Portfolio invests. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan.

PACE Mortgage-Backed Securities Fixed Income Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 01/31/17	6 months	1 year	5 years	10 years
Before deducting maximum sales charge
Class A	(1.64)%	0.73%	1.66%	3.94%
Class C2	(1.89)	0.22	1.17	3.43
Class Y3	(1.52)	0.91	1.92	4.22
Class P4	(1.52)	0.98	1.93	4.21
After deducting maximum sales charge
Class A1	(5.31)	(3.08)	0.89	3.55
Class C2	(2.61)	(0.51)	1.17	3.43
Bloomberg Barclays US Mortgage-Backed Securities Index[5]	(1.62)	0.34	1.97	4.27
Lipper US Mortgage Funds median	(1.52)	0.54	1.93	3.89

Most recent calendar quarter-end returns (unaudited)

Average annual total returns for periods ended 12/31/16	6 months	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	(1.55)%	1.89%	1.76%	3.93%
Class C2	(1.72)	1.37	1.25	3.42
Class Y3	(1.42)	2.14	2.00	4.20
Class P4	(1.35)	2.14	2.01	4.19
After deducting maximum sales charge
Class A1	(5.22)	(1.93)	0.98	3.54
Class C2	(2.45)	0.63	1.25	3.42

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 28, 2016 prospectuses, were as follows: Class A—1.07% and 0.97%; Class C—1.60% and 1.47%; Class Y—0.89% and 0.72%; and Class P—0.91% and 0.72% Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Asset Management (Americas) Inc. ("UBS AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated to: (1) waive its management fees through November 30, 2017 to the extent necessary to reflect the lower subadvisory fee paid by UBS AM to Pacific Investment Management Company LLC, the Portfolio's investment advisor; and (2) waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses of each class through November 30, 2017 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) would not exceed Class A—0.97%; Class C—1.47%; Class Y—0.72%; and Class P—0.72%.

The Portfolio has agreed to repay UBS AM for any waived fees/reimbursed expenses (pursuant to item (2)) to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed these expense caps and that UBS AM has not waived the right to do so. The fee waiver/expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS AM. Upon termination of the agreement, however, UBS AM's three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 3.75%. Class A shares bear ongoing 12b-1 service fees of 0.25% annually.

2  Maximum contingent deferred sales charge for Class C shares is 0.75% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees of 0.25% and 0.50% annually, respectively.

3  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

4  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

5  The Bloomberg Barclays US Mortgage-Backed Securities Index is an unmanaged index which primarily covers the mortgage-backed pass-through securities issued by Ginnie Mae (formally known as the Government National Mortgage Association or GNMA), Freddie Mac (formally known as Federal Home Loan Mortgage Corporation or FHLMC), and Fannie Mae (formally known as Federal National Mortgage Association or FNMA). Investors should note that indices do not reflect the deduction of fees and expenses.

Prior to February 17, 2015, if an investor sold or exchanged shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged was deducted at the time of the transaction, except as noted otherwise in the prospectus. For sales or exchanges taking place on or after February 17, 2015 but prior to August 3, 2015, there is a reduction in the redemption holding period from 90 days to 30 days. Effective August 3, 2015, the 1.00% redemption fee imposed on sales or exchanges of any class of shares of the portfolios made during the holding periods specified in the prospectus was eliminated. Please refer to the prospectus for further information.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

PACE Mortgage-Backed Securities Fixed Income Investments

Portfolio statistics—January 31, 2017 (unaudited)

Characteristics
Weighted average duration	3.91 yrs.
Weighted average maturity	6.15 yrs.
Average coupon	2.81%
Top ten holdings (long holdings)[1]	Percentage of net assets
FNMA TBA, 3.000%	17.7%
FNMA TBA, 3.500%	17.7
FHLMC TBA, 3.500%	7.3
GNMA II TBA, 3.000%	7.1
GNMA II TBA, 3.500%	6.1
GNMA II TBA, 4.000%	5.7
GNMA II TBA, 4.500%	4.5
FHLMC TBA, 3.000%	3.9
FHLMC TBA, 4.000%	3.5
FHLMC TBA, 4.500%	3.4
Total	76.9%
Asset allocation[1]	Percentage of net assets
US government agency mortgage pass-through certificates	144.0%
Collateralized mortgage obligations	23.0
Asset-backed securities	15.4
US government obligations	3.7
Stripped mortgage-backed securities	1.8
Commercial mortgage-backed securities	0.6
Options, swaptions, and swaps	0.5
Investments sold short	(14.8)
Cash equivalents and other assets less liabilities	(74.2)
Total	100.0%

1  The Portfolio is actively managed and its composition will vary over time.

PACE Mortgage-Backed Securities Fixed Income Investments

Portfolio of investments—January 31, 2017 (unaudited)

	Face Amount	Value
US government obligations—3.65%
US Treasury Notes 2.000%, due 12/31/21	$7,000,000	$7,028,987
2.000%, due 11/15/26	2,500,000	2,402,245
2.125%, due 08/15/21[1]	4,800,000	4,852,690
2.250%, due 12/31/23	350,000	350,191
2.250%, due 01/31/24	2,750,000	2,749,893
Total US government obligations (cost—$17,397,326)		17,384,006
Government national mortgage association certificates—35.82%
GNMA 3.000%, due 11/15/42	136,188	137,640
3.000%, due 02/15/43[1]	668,641	675,766
3.000%, due 05/15/43[1]	2,026,199	2,043,753
3.000%, due 06/15/43[1]	620,331	625,025
3.000%, due 07/15/43	181,225	182,597
3.000%, due 01/15/45	450,331	455,130
3.000%, due 02/15/45	52,480	52,974
3.000%, due 07/15/45[1]	722,893	729,709
3.000%, due 08/15/45	52,198	52,593
3.000%, due 10/15/45[1]	1,163,833	1,174,524
3.000%, due 12/15/45	880,971	887,641
3.500%, due 11/15/42	902,660	935,551
3.500%, due 03/15/45[1]	1,350,564	1,401,275
3.500%, due 04/15/45[1]	1,130,688	1,172,821
3.500%, due 06/15/45	621,999	644,671
3.500%, due 09/15/45[1]	1,069,150	1,108,122
4.000%, due 12/15/41	1,794,655	1,913,170
4.500%, due 09/15/39	991,689	1,084,004
4.500%, due 06/15/40	455,960	493,283
5.000%, due 12/15/34	251,559	277,703
5.000%, due 04/15/38	175,845	193,427
5.000%, due 05/15/38	5,315	5,808
5.000%, due 08/15/39	239,612	262,054
5.000%, due 09/15/39	558,392	616,355
5.000%, due 10/15/39	5,265	5,792
5.000%, due 12/15/39	15,206	16,739
5.000%, due 05/15/40	421,812	463,069
5.000%, due 09/15/40	11,222	12,347
5.000%, due 05/15/41	101,665	111,135
5.500%, due 08/15/35	36,727	41,278
5.500%, due 02/15/38	3,971	4,451
5.500%, due 04/15/38	366,329	407,586
5.500%, due 05/15/38	369,152	411,664
5.500%, due 06/15/38	177,505	198,178
5.500%, due 10/15/38	932,980	1,040,562
5.500%, due 11/15/38	54,390	60,639
5.500%, due 12/15/38	10,764	12,003
5.500%, due 03/15/39	109,394	121,826
5.500%, due 05/15/39	87,664	97,759
5.500%, due 09/15/39	447,311	498,779
5.500%, due 01/15/40	7,815	8,715
5.500%, due 03/15/40	522,283	582,333
5.500%, due 05/15/40	599	600
6.500%, due 02/15/29	866	986
6.500%, due 01/15/36	11,667	13,282
6.500%, due 09/15/36	200,810	228,621
	Face Amount	Value
Government national mortgage association certificates—(continued)
6.500%, due 02/15/37	$13,942	$15,872
6.500%, due 04/15/37	12,026	13,692
6.500%, due 01/15/38	11,630	13,241
6.500%, due 06/15/38	39,778	45,287
6.500%, due 07/15/38	26,068	29,678
6.500%, due 11/15/38	8,717	10,118
7.500%, due 08/15/21	1,623	1,642
8.000%, due 02/15/23	430	464
8.250%, due 04/15/19	26,859	27,560
10.500%, due 02/15/19	9,580	9,629
10.500%, due 06/15/19	12,415	12,479
10.500%, due 07/15/19	7,271	7,308
10.500%, due 07/15/20	1,568	1,577
10.500%, due 08/15/20	9,520	9,598
GNMA I 3.000%, due 12/15/45	79,910	80,664
GNMA II 2.500%, due 01/20/47[1]	3,000,000	2,903,473
3.500%, due 04/20/45	16,958	17,610
3.500%, due 11/20/45	921,701	957,969
3.500%, due 05/20/46	12,248,718	12,730,137
3.750%, due 05/20/30	820,950	862,784
4.000%, due 12/20/40	1,039,457	1,077,505
4.000%, due 07/20/41	52,476	55,548
4.500%, due 09/20/41	462,953	479,886
4.500%, due 07/20/44	209,611	217,280
4.500%, due 10/20/44	909,966	943,263
4.500%, due 02/20/45	610,532	632,992
4.500%, due 08/20/45	485,562	521,317
4.500%, due 02/20/46	552,403	572,682
4.500%, due 04/20/46	179,524	186,093
5.000%, due 12/20/33	333,716	371,559
5.000%, due 01/20/34	179,004	197,147
5.000%, due 02/20/38	208,834	230,015
5.000%, due 04/20/38	274,372	305,647
5.000%, due 08/20/41	33,528	36,837
5.000%, due 12/20/42	46,136	49,725
5.000%, due 08/20/43	4,071,500	4,407,431
6.000%, due 10/20/38	7,655	8,270
6.500%, due 09/20/32	8,528	9,258
6.500%, due 11/20/38	11,542	12,130
6.500%, due 12/20/38	33,822	37,459
7.000%, due 03/20/28	49,708	50,808
9.000%, due 04/20/25	7,243	8,165
9.000%, due 12/20/26	3,215	3,386
9.000%, due 01/20/27	9,986	10,230
9.000%, due 09/20/30	1,119	1,123
9.000%, due 10/20/30	3,653	3,803
9.000%, due 11/20/30	4,927	5,007
GNMA II ARM 2.000%, due 01/20/23[2]	34,685	35,551
2.000%, due 03/20/23[2]	17,301	17,750
2.000%, due 01/20/24[2]	48,755	49,881
2.000%, due 01/20/25[2]	5,470	5,632
2.000%, due 02/20/25[2]	9,958	10,263
2.000%, due 03/20/26[2]	12,446	12,863

PACE Mortgage-Backed Securities Fixed Income Investments

Portfolio of investments—January 31, 2017 (unaudited)

	Face Amount	Value
Government national mortgage association certificates—(concluded)
2.000%, due 01/20/27[2]	$78,119	$78,550
2.000%, due 02/20/27[2]	9,553	9,846
2.000%, due 01/20/28[2]	11,862	12,287
2.000%, due 02/20/28[2]	7,749	7,909
2.125%, due 07/20/17[2]	251	251
2.125%, due 09/20/21[2]	56,906	58,313
2.125%, due 06/20/22[2]	45,457	46,485
2.125%, due 04/20/24[2]	60,685	61,009
2.125%, due 05/20/25[2]	6,237	6,424
2.125%, due 08/20/25[2]	15,791	16,301
2.125%, due 09/20/25[2]	21,895	22,601
2.125%, due 04/20/26[2]	108,181	110,949
2.125%, due 06/20/26[2]	46,700	48,072
2.125%, due 08/20/26[2]	24,203	25,027
2.125%, due 09/20/26[2]	3,927	4,062
2.125%, due 04/20/27[2]	28,679	29,607
2.125%, due 07/20/27[2]	9,053	9,371
2.125%, due 08/20/27[2]	26,738	27,387
2.125%, due 04/20/30[2]	18,322	18,982
2.125%, due 05/20/30[2]	421,613	436,620
2.125%, due 07/20/30[2]	67,454	69,990
2.125%, due 08/20/30[2]	91,259	94,743
2.500%, due 04/20/18[2]	899	898
2.500%, due 11/20/21[2]	10,251	10,464
2.500%, due 03/20/25[2]	17,701	18,428
2.500%, due 07/20/30[2]	32,290	33,409
2.500%, due 08/20/30[2]	1,973	2,023
2.500%, due 10/20/30[2]	13,346	13,857
3.000%, due 04/20/18[2]	737	742
3.000%, due 05/20/25[2]	37,110	38,893
3.000%, due 06/20/25[2]	15,671	16,240
3.500%, due 03/20/25[2]	7,916	7,917
4.000%, due 01/20/18[2]	9,737	9,833
4.000%, due 05/20/18[2]	781	784
4.000%, due 06/20/19[2]	8,802	8,855
GNMA TBA 4.000%	3,000,000	3,170,683
4.500%	4,500,000	4,853,145
GNMA II TBA 3.000%	33,500,000	33,770,878
3.500%	28,000,000	28,986,914
4.000%	25,700,000	27,128,161
4.500%	20,000,000	21,430,470
Total government national mortgage association certificates (cost—$170,350,142)		170,478,608
Federal home loan mortgage corporation certificates—26.89%
FHLMC 2.500%, due 01/01/31	440,167	440,911
3.000%, due 04/01/43	384,875	382,455
3.000%, due 05/01/43	331,237	329,010
3.000%, due 12/01/44	323,346	320,103
3.000%, due 04/01/45	2,023,026	2,002,420
3.000%, due 08/01/46	506,698	497,512
3.500%, due 09/01/32	686,018	712,660
	Face Amount	Value
Federal home loan mortgage corporation certificates—(continued)
4.000%, due 01/01/37	$433,901	$457,218
4.000%, due 07/01/43	310,964	329,064
4.000%, due 06/01/44	1,180,097	1,238,519
4.000%, due 08/01/44	4,274,990	4,526,391
4.500%, due 10/01/33	53,112	55,743
4.500%, due 09/01/34	1,386,923	1,450,884
4.500%, due 01/01/36	36,024	38,298
4.500%, due 05/01/37	11,837	12,578
4.500%, due 05/01/38	78,274	82,025
5.000%, due 10/01/25	75,512	82,057
5.000%, due 11/01/27	9,060	9,843
5.000%, due 07/01/33	11,073	11,412
5.000%, due 09/01/33	266,790	296,245
5.000%, due 01/01/34	38,333	41,982
5.000%, due 06/01/34	14,264	15,585
5.000%, due 04/01/35	56,597	61,547
5.000%, due 05/01/35	150,465	164,256
5.000%, due 07/01/35	1,266,633	1,388,703
5.000%, due 08/01/35	44,027	48,016
5.000%, due 10/01/35	37,007	40,372
5.000%, due 12/01/35	3,866	4,209
5.000%, due 02/01/37	86,518	94,290
5.000%, due 05/01/37	35,153	37,107
5.000%, due 06/01/37	72,807	79,510
5.000%, due 07/01/38	347,728	378,228
5.000%, due 11/01/38	336,142	365,879
5.000%, due 06/01/39	83,402	90,740
5.000%, due 08/01/39	31,914	34,674
5.000%, due 03/01/40	9,701	10,595
5.000%, due 07/01/40	460,605	501,444
5.000%, due 08/01/40	76,270	83,097
5.000%, due 09/01/40	235,056	255,570
5.000%, due 11/01/40	309,023	337,122
5.000%, due 02/01/41	698,542	761,720
5.000%, due 03/01/41	45,511	49,537
5.000%, due 04/01/41	1,515,543	1,655,293
5.000%, due 05/01/41	282,687	308,580
5.000%, due 06/01/41	80,329	87,514
5.000%, due 07/01/41	59,519	64,953
5.000%, due 08/01/44	119,029	130,820
5.500%, due 06/01/28	1,820	2,016
5.500%, due 02/01/32	2,639	2,960
5.500%, due 12/01/32	4,079	4,582
5.500%, due 02/01/33	50,375	55,860
5.500%, due 05/01/33	1,213	1,360
5.500%, due 06/01/33[1]	253,476	284,955
5.500%, due 12/01/33	76,359	85,972
5.500%, due 12/01/34	62,916	70,850
5.500%, due 06/01/35[1]	1,054,874	1,184,369
5.500%, due 07/01/35	7,480	8,328
5.500%, due 10/01/35[1]	253,983	285,096
5.500%, due 12/01/35[1]	172,026	192,693
5.500%, due 06/01/36[1]	607,605	684,025
5.500%, due 07/01/36	33,761	36,735
5.500%, due 12/01/36[1]	917,181	1,015,833
5.500%, due 03/01/37[1]	111,759	124,715

PACE Mortgage-Backed Securities Fixed Income Investments

Portfolio of investments—January 31, 2017 (unaudited)

	Face Amount	Value
Federal home loan mortgage corporation certificates—(concluded)
5.500%, due 07/01/37	$65,935	$70,200
5.500%, due 10/01/37	5,693	6,312
5.500%, due 04/01/38[1]	199,720	221,922
5.500%, due 05/01/38	20,152	22,328
5.500%, due 12/01/38	3,671	4,118
5.500%, due 01/01/39	84,557	93,822
5.500%, due 09/01/39[1]	250,239	281,643
5.500%, due 02/01/40	12,326	13,660
5.500%, due 03/01/40	10,343	11,470
5.500%, due 05/01/40[1]	162,227	179,924
5.500%, due 02/01/41	72,230	80,058
5.500%, due 03/01/41[1]	171,180	189,825
6.000%, due 11/01/37	1,529,774	1,728,107
7.000%, due 08/01/25	269	304
9.000%, due 04/01/25	27,073	27,188
11.000%, due 06/01/19	146	147
11.000%, due 09/01/20	115	116
11.500%, due 06/01/19	7,868	7,902
FHLMC ARM 2.683%, due 11/01/27[2]	67,893	69,200
2.713%, due 04/01/29[2]	78,532	80,137
2.762%, due 01/01/28[2]	14,330	14,788
2.803%, due 09/01/37[2]	1,058,854	1,123,524
2.819%, due 06/01/28[2]	188,639	197,665
2.820%, due 07/01/24[2]	91,318	92,671
2.823%, due 10/01/23[2]	31,980	32,802
2.827%, due 09/01/34[2]	1,649,742	1,747,847
2.832%, due 11/01/29[2]	238,737	249,773
2.897%, due 12/01/29[2]	34,362	35,782
2.920%, due 07/01/28[2]	92,424	96,453
3.001%, due 01/01/29[2]	143,753	152,295
3.009%, due 10/01/27[2]	156,173	165,560
3.021%, due 10/01/27[2]	162,490	171,181
3.033%, due 10/01/39[2]	2,916,054	3,068,015
3.045%, due 11/01/25[2]	131,395	139,447
3.115%, due 11/01/36[2]	597,446	631,669
3.125%, due 01/01/30[2]	27,744	27,916
3.380%, due 11/01/41[2]	3,846,467	4,040,897
FHLMC TBA 3.000%	19,000,000	18,782,855
3.500%	34,000,000	34,641,008
4.000%	16,000,000	16,747,187
4.500%	15,000,000	16,095,917
5.500%	2,000,000	2,217,031
Total federal home loan mortgage corporation certificates (cost—$127,533,814)		127,967,706
Federal housing administration certificates—0.03%
FHA GMAC 7.400%, due 02/01/21[3]	11,774	11,126
FHA Reilly 6.896%, due 07/01/20[3]	133,601	124,416
Total federal housing administration certificates (cost—$145,586)		135,542
	Face Amount	Value
Federal national mortgage association certificates—81.28%
FNMA 2.000%, due 05/01/28	$255,402	$249,449
2.000%, due 08/01/28	321,464	313,975
2.000%, due 10/01/28[1]	1,629,666	1,591,705
2.000%, due 10/01/30	174,755	169,818
2.000%, due 03/01/31	744,042	722,989
2.000%, due 10/01/31	356,635	346,541
2.000%, due 11/01/31[1]	3,615,780	3,513,438
2.000%, due 12/01/31[1]	1,984,850	1,928,669
2.500%, due 06/01/28	321,652	325,244
2.500%, due 07/01/28	2,494,843	2,522,768
2.500%, due 08/01/28	756,260	764,719
2.500%, due 09/01/30	52,440	52,498
2.500%, due 11/01/30	89,254	89,343
2.500%, due 10/01/46	184,784	175,222
2.500%, due 11/01/46	498,256	472,473
2.500%, due 01/01/47	1,316,961	1,249,325
2.675%, due 02/01/42[2]	908,234	938,769
2.678%, due 09/01/41[2]	969,965	1,017,867
2.770%, due 10/01/37[2]	4,182,367	4,425,603
2.809%, due 05/01/35[2]	305,665	322,338
2.810%, due 01/01/36[2]	833,931	884,261
2.995%, due 05/01/38[2]	2,705,884	2,874,608
3.000%, due 02/01/21	3,597,641	3,693,727
3.000%, due 10/01/22	183,626	188,797
3.000%, due 08/01/23	146,083	150,250
3.000%, due 04/01/24	131,680	135,453
3.000%, due 07/01/24	1,312,582	1,350,554
3.000%, due 05/01/28	325,583	335,177
3.000%, due 02/01/30	612,488	628,847
3.000%, due 04/01/30	162,415	166,752
3.000%, due 05/01/30	145,001	148,874
3.000%, due 08/01/30	278,922	286,372
3.000%, due 10/01/30	47,569	48,839
3.000%, due 11/01/30	350,256	359,714
3.000%, due 12/01/30	402,377	413,232
3.000%, due 04/01/31	3,453,867	3,558,769
3.000%, due 10/01/42	736,383	732,283
3.000%, due 01/01/43	2,804,260	2,788,665
3.000%, due 04/01/43	1,061,736	1,055,830
3.000%, due 05/01/43	1,130,069	1,123,776
3.000%, due 06/01/43	159,160	158,273
3.000%, due 09/01/43	1,336,063	1,328,569
3.000%, due 12/01/46	2,999,584	2,979,152
3.320%, due 01/01/29	2,500,000	2,511,810
3.330%, due 07/01/22	3,886,000	4,052,834
3.440%, due 02/01/32	4,000,000	4,051,466
3.500%, due 11/01/22	303,254	315,842
3.500%, due 10/01/23	20,490	21,341
3.500%, due 01/01/24	157,015	163,550
3.500%, due 02/01/24	901,256	938,734
3.500%, due 07/01/25	525,530	547,828
3.500%, due 11/01/25	675,566	704,914
3.500%, due 12/01/25	36,083	37,595
3.500%, due 01/01/26	351,617	366,582
3.500%, due 07/01/26	1,924,430	2,005,075
3.500%, due 01/01/27	5,439,405	5,671,088

PACE Mortgage-Backed Securities Fixed Income Investments

Portfolio of investments—January 31, 2017 (unaudited)

	Face Amount	Value
Federal national mortgage association certificates—(continued)
3.500%, due 03/01/27	$19,978	$21,092
3.500%, due 08/01/29	113,459	118,823
3.500%, due 06/01/30	245,487	255,813
3.500%, due 08/01/30	25,069	26,228
3.500%, due 02/01/31	3,712,607	3,870,697
3.500%, due 12/01/41	1,458,562	1,502,163
3.500%, due 03/01/42	621,879	639,054
3.500%, due 04/01/42	80,278	82,190
3.500%, due 12/01/42	2,419,613	2,486,420
3.500%, due 03/01/43	1,320,177	1,356,390
3.500%, due 05/01/43	5,293,633	5,452,763
3.500%, due 07/01/43	442,371	454,314
3.500%, due 07/01/45	1,028,647	1,051,741
3.500%, due 08/01/45	128,034	130,948
3.500%, due 03/01/46[1]	2,916,353	2,981,829
3.500%, due 05/01/46[1]	7,282,884	7,446,393
3.600%, due 08/01/23	812,145	856,799
4.000%, due 07/01/25	20,983	21,824
4.000%, due 08/01/25	58,049	60,023
4.000%, due 09/01/25	52,012	53,566
4.000%, due 10/01/25	25,226	26,264
4.000%, due 11/01/25	188,159	196,068
4.000%, due 01/01/26	421,917	440,169
4.000%, due 02/01/26	1,186,752	1,237,482
4.000%, due 03/01/26	1,124,603	1,177,503
4.000%, due 04/01/26	2,555,775	2,675,593
4.000%, due 08/01/32	11,697	12,390
4.000%, due 06/01/33	241,585	255,981
4.000%, due 07/01/33	712,968	755,457
4.000%, due 07/01/34	1,244,046	1,318,149
4.000%, due 05/01/39[1]	189,220	200,338
4.000%, due 09/01/39	439,605	466,030
4.000%, due 09/01/40	4,418,649	4,649,840
4.000%, due 12/01/40	5,647,033	5,974,849
4.000%, due 04/01/41	1,317,332	1,393,461
4.000%, due 11/01/41	1,025,342	1,085,402
4.000%, due 12/01/41	1,292,795	1,368,515
4.000%, due 07/01/42	5,760,217	6,095,804
4.000%, due 09/01/42[1]	7,917,954	8,381,565
4.000%, due 10/01/42[1]	5,800,420	6,139,567
4.000%, due 05/01/44	54,206	56,865
4.000%, due 12/01/44	72,418	76,059
4.000%, due 01/01/45	18,631	19,551
4.000%, due 05/01/45	54,501	57,193
4.000%, due 06/01/45	51,496	54,039
4.000%, due 07/01/45	35,680	37,441
4.000%, due 08/01/45	3,245,022	3,405,525
4.000%, due 09/01/45	65,236	68,463
4.000%, due 10/01/45	3,086,818	3,239,232
4.000%, due 12/01/45	623,602	654,446
4.000%, due 02/01/46	424,153	445,154
4.000%, due 05/01/46	971,028	1,019,107
4.000%, due 07/01/46	2,974,982	3,122,280
4.500%, due 05/01/19[1]	2,298	2,357
4.500%, due 09/01/19[1]	58,161	59,666
4.500%, due 08/01/20[1]	23,866	24,483
4.500%, due 01/01/21[1]	203,121	208,378
	Face Amount	Value
Federal national mortgage association certificates—(continued)
4.500%, due 05/01/21[1]	$135,136	$138,633
4.500%, due 03/01/23[1]	9,080	9,662
4.500%, due 06/01/35[1]	17,525	18,272
4.500%, due 04/01/38[1]	160,982	167,533
4.500%, due 01/01/39[1]	2,081	2,236
4.500%, due 03/01/39[1]	15,683	17,002
4.500%, due 06/01/39[1]	94,851	102,286
4.500%, due 07/01/39[1]	3,056	3,286
4.500%, due 08/01/39[1]	162,445	173,896
4.500%, due 10/01/39[1]	7,089	7,688
4.500%, due 12/01/39[1]	580,709	630,462
4.500%, due 01/01/40[1]	5,221	5,689
4.500%, due 02/01/40[1]	5,909	6,420
4.500%, due 03/01/40[1]	109,072	118,232
4.500%, due 08/01/40[1]	99,037	107,218
4.500%, due 11/01/40[1]	519,640	562,140
4.500%, due 07/01/41[1]	668,711	722,877
4.500%, due 08/01/41[1]	1,143,314	1,240,852
4.500%, due 09/01/41[1]	42,377	45,896
4.500%, due 01/01/42[1]	3,153,518	3,415,949
4.500%, due 08/01/42[1]	4,843	5,250
4.500%, due 09/01/43[1]	458,892	498,709
4.500%, due 11/01/43[1]	105,928	114,859
4.500%, due 07/01/44[1]	467,712	506,951
4.500%, due 12/01/44[1]	3,075	3,322
5.000%, due 05/01/17	9,273	9,489
5.000%, due 12/01/17	89,704	91,799
5.000%, due 03/01/23	4,197	4,448
5.000%, due 05/01/23	108,237	115,394
5.000%, due 09/01/23	427,962	466,115
5.000%, due 07/01/24	620,253	675,549
5.000%, due 03/01/25	27,516	29,969
5.000%, due 07/01/27	623,584	679,177
5.000%, due 03/01/33	46,991	48,933
5.000%, due 05/01/37	24,691	25,848
5.000%, due 09/01/37	49,328	53,198
5.000%, due 06/01/38	122,892	132,563
5.000%, due 08/01/41	34,652	37,779
5.500%, due 06/01/23	692,805	768,401
5.500%, due 10/01/24	10,245	11,364
5.500%, due 11/01/25	13,417	14,881
5.500%, due 07/01/27	161,702	179,346
5.500%, due 11/01/32	104,928	117,272
5.500%, due 12/01/33	1,479	1,656
5.500%, due 04/01/34	82,207	91,884
5.500%, due 01/01/35	130,557	144,802
5.500%, due 04/01/36	89,412	99,231
5.500%, due 04/01/37	56,798	60,022
5.500%, due 05/01/37	297,168	333,370
5.500%, due 07/01/37	149,209	167,191
5.500%, due 06/01/38	270,460	301,789
5.500%, due 06/01/39	1,457,949	1,635,114
5.500%, due 11/01/39	547,583	612,426
5.500%, due 07/01/40	725,959	810,177
5.500%, due 02/01/42	434,123	484,180
6.000%, due 11/01/21	54,567	57,503
6.000%, due 01/01/23	173,299	182,688

PACE Mortgage-Backed Securities Fixed Income Investments

Portfolio of investments—January 31, 2017 (unaudited)

	Face Amount	Value
Federal national mortgage association certificates—(concluded)
6.000%, due 03/01/23	$238,284	$256,565
6.000%, due 11/01/26	32,795	36,984
6.000%, due 02/01/32	79,796	89,996
6.000%, due 12/01/32	19,243	22,025
6.000%, due 01/01/33	128,710	145,180
6.000%, due 02/01/33	30,716	34,922
6.000%, due 09/01/34	162,303	185,534
6.000%, due 04/01/35	683	770
6.000%, due 05/01/35	73,591	83,026
6.000%, due 06/01/35	24,692	28,023
6.000%, due 07/01/35	57,097	64,902
6.000%, due 09/01/35	2,105	2,384
6.000%, due 01/01/36	52,206	59,731
6.000%, due 06/01/36	556	629
6.000%, due 09/01/36	61,898	70,746
6.000%, due 10/01/36	26,304	29,694
6.000%, due 12/01/36	230,624	263,819
6.000%, due 03/01/37	24,863	28,304
6.000%, due 09/01/37	39,434	41,452
6.000%, due 10/01/37	105,942	117,140
6.000%, due 12/01/37	109,786	123,811
6.000%, due 11/01/38	550,320	627,107
6.000%, due 05/01/39	66,866	75,936
6.000%, due 11/01/40	806,925	927,582
6.500%, due 07/01/19	6,607	7,473
6.500%, due 10/01/36	449,909	508,852
6.500%, due 02/01/37	4,523	5,115
6.500%, due 07/01/37	33,578	37,977
6.500%, due 08/01/37	97,983	110,820
6.500%, due 09/01/37	106,950	126,433
6.500%, due 12/01/37	176,973	200,158
6.500%, due 08/01/38	2,054	2,323
6.500%, due 05/01/40	1,660,503	1,911,629
7.500%, due 11/01/26	17,627	17,875
8.000%, due 11/01/26	11,011	11,367
9.000%, due 02/01/26	11,219	11,741
FNMA ARM 1.774%, due 03/01/44[2]	262,006	267,028
2.105%, due 10/01/26[2]	86,665	87,576
2.145%, due 07/01/30[2]	19,613	19,883
2.603%, due 09/01/26[2]	19,072	19,120
2.610%, due 05/01/30[2]	36,373	37,828
2.670%, due 02/01/26[2]	32,174	32,253
2.750%, due 02/01/30[2]	3,955	3,968
2.846%, due 03/01/25[2]	54,910	57,056
3.122%, due 12/01/27[2]	20,175	21,030
FNMA TBA 2.500%	16,500,000	16,402,412
3.000%	85,000,000	84,070,106
3.500%	82,400,000	84,055,196
4.000%	8,400,000	8,812,070
4.500%[1]	9,500,000	10,212,871
5.000%	4,700,000	5,076,395
6.000%	1,000,000	1,128,906
Total federal national mortgage association certificates (cost—$386,928,160)		386,882,523
	Face Amount	Value
Collateralized mortgage obligations—23.00%
Alternative Loan Trust, Series 2004-J7, Class 2A1 1.536%, due 09/25/34[2]	$41,082	$40,700
ARM Trust, Series 2005-8, Class 3A21 3.181%, due 11/25/35[2]	1,020,790	859,624
BAMLL Commercial Mortgage Securities Trust, Series 2015-ASHF, Class A 1.987%, due 01/15/28[2,4]	500,000	501,100
BCAP LLC 2010-RR1 Trust, Series 2010-RR1, Class 1A4 3.058%, due 03/26/37[2,4]	236,311	195,382
BCAP LLC 2011-RR10 Trust, Series 2011-RR10, Class 3A5 3.078%, due 06/26/35[2,4]	245,456	242,979
BCAP LLC 2011-RR11 Trust, Series 2011-R11, Class 22A1 2.543%, due 10/26/35[2,4]	99,147	99,090
Series 2011-R11, Class 8A5 0.939%, due 07/26/36[2,4]	273,770	259,028
BCAP LLC 2013-RR1 Trust, Series 2013-RR1, Class 3A4 4.215%, due 10/26/37[2,4]	486,767	447,493
BCAP LLC 2013-RR5 Trust, Series 2013-RR5, Class 5A1 1.414%, due 11/26/46[2,4]	285,954	274,820
BCAP LLC 2014-RR1 Trust, Series 2014-RR1, Class 3A1 0.916%, due 03/26/37[2,4]	30,092	29,982
Bear Stearns ARM Trust, Series 2002-011, Class 1A2 3.629%, due 02/25/33[2]	9,736	9,283
Series 2004-002, Class 12A2 3.157%, due 05/25/34[2]	67,314	65,713
Bear Stearns Asset-Backed Securities Trust, Series 2003-AC5, Class A1 5.750%, due 10/25/33[5]	834,555	858,183
Series 2004-AC3, Class A2 5.500%, due 06/25/34[5]	1,101,602	1,102,400
Bear Stearns Commercial Mortgage Securities, Series 2007-PWR17, Class A4 5.694%, due 06/11/50[2]	1,651,888	1,672,630
Chevy Chase Mortgage Funding Corp., Series 2004-1, Class A1 1.051%, due 01/25/35[2,4]	130,428	117,492
CHL Mortgage Pass-Through Trust, Series 2003-HYB1, Class 1A1 3.517%, due 05/19/33[2]	5,160	5,086
Commercial Mortgage Trust, Series 2015-CR26, Class ASB 3.373%, due 10/10/48	5,000,000	5,135,807
Countrywide Commercial Mortgage Trust, Series 2007-MF1, Class A 6.095%, due 11/12/43[2,4]	2,427,896	2,449,090
CSMC Trust, Series 2013-5R, Class 1A1 1.076%, due 02/27/36[2,4]	333,378	325,085
Series 2013-MH1, Class A 4.791%, due 05/27/53[2,3,4]	1,059,299	1,086,327

PACE Mortgage-Backed Securities Fixed Income Investments

Portfolio of investments—January 31, 2017 (unaudited)

	Face Amount	Value
Collateralized mortgage obligations—(continued)
FHLMC REMIC, Series 0023, Class KZ 6.500%, due 11/25/23	$21,066	$23,126
Series 0159, Class H 4.500%, due 09/15/21	4,303	4,441
Series 1003, Class H 1.517%, due 10/15/20[2]	7,460	7,538
Series 1349, Class PS 7.500%, due 08/15/22	1,009	1,114
Series 1502, Class PX 7.000%, due 04/15/23	146,810	158,339
Series 1534, Class Z 5.000%, due 06/15/23	64,284	67,691
Series 1573, Class PZ 7.000%, due 09/15/23	20,578	22,650
Series 1658, Class GZ 7.000%, due 01/15/24	9,859	10,865
Series 1694, Class Z 6.500%, due 03/15/24	95,470	104,250
Series 1775, Class Z 8.500%, due 03/15/25	3,047	3,474
Series 2012-122, Class LI, IO 4.500%, due 07/25/41	1,463,456	238,832
Series 2012-77, Class IO, IO 1.890%, due 07/25/52[2]	694,040	42,385
Series 2014-42, Class SA, IO 1.758%, due 07/25/44[2]	695,892	34,782
Series 2014-43, Class BS, IO 1.899%, due 07/25/44[2]	1,156,981	60,897
Series 2014-47, Class BI, IO 2.021%, due 08/25/54[2]	1,085,367	64,812
Series 2015-10, Class SA, IO 1.958%, due 03/25/45[2]	678,223	44,519
Series 2015-19, Class AI, IO 1.870%, due 04/25/55[2]	1,064,987	59,249
Series 2015-50, Class SB, IO 1.844%, due 07/25/45[2]	3,759,735	248,329
Series 2015-58, Class AI, IO 2.077%, due 08/25/55[2]	673,495	38,759
Series 2015-64, Class KS, IO 1.828%, due 09/25/45[2]	781,678	44,657
Series 2015-74, Class BI, IO 1.831%, due 10/25/45[2]	911,577	57,764
Series 2016-14, Class IO, IO 3.000%, due 03/25/46	1,965,310	337,261
Series 2016-20, Class EI, IO 3.000%, due 04/25/46	677,804	111,798
Series 2016-52, Class PI, IO 3.000%, due 04/25/46	1,942,655	309,143
Series 2400, Class FQ 1.267%, due 01/15/32[2]	203,177	203,967
Series 2411, Class FJ 1.117%, due 12/15/29[2]	22,778	22,765
Series 2614, Class WO, PO 0.000%, due 05/15/33	1,376,915	1,250,934
Series 3096, Class FL 1.167%, due 01/15/36[2]	195,823	195,830
	Face Amount	Value
Collateralized mortgage obligations—(continued)
Series 3114, Class PF 1.167%, due 02/15/36[2]	$1,013,005	$1,006,106
Series 3153, Class UF 1.197%, due 05/15/36[2]	246,850	247,041
Series 3339, Class LI, IO 5.713%, due 07/15/37[2]	1,101,319	178,851
Series 3442, Class MT 0.767%, due 07/15/34[2]	117,386	113,297
Series 3598, Class JI, IO 1.675%, due 10/15/37[2]	85,215	4,553
Series 3621, Class WI, IO 1.956%, due 05/15/37[2]	166,973	11,902
Series 3635, Class IB, IO 1.777%, due 10/15/37[2]	321,548	18,618
Series 3667, Class FW 1.317%, due 02/15/38[2]	168,353	168,789
Series 3671, Class FQ 1.617%, due 12/15/36[2]	1,870,368	1,894,470
Series 3684, Class JI, IO 1.901%, due 11/15/36[2]	747,486	49,974
Series 3864, Class NT 5.500%, due 03/15/39[2]	912,182	983,527
Series 4037, Class PI, IO 3.000%, due 04/15/27	4,397,716	378,205
Series 4131, Class AI, IO 2.500%, due 10/15/22	2,465,466	132,184
Series 4136, Class EZ 3.000%, due 11/15/42	1,430,668	1,410,602
Series 4156, Class SA, IO 5.433%, due 01/15/33[2]	2,752,769	451,995
Series 4165, Class TI, IO 3.000%, due 12/15/42	2,687,511	283,929
Series 4182, Class YI, IO 2.500%, due 03/15/28	6,640,561	557,686
Series 4255, Class SN 10.210%, due 05/15/35[2]	367,671	428,271
Series 4263, Class SD 10.221%, due 11/15/43[2]	460,767	516,476
Series 4265, Class ES 11.292%, due 11/15/43[2]	1,008,112	1,216,474
Series 4324, Class IO, IO 2.228%, due 08/15/36[2]	429,202	27,368
Series 4326, Class SB 10.077%, due 04/15/44[2]	12,350	11,857
Series 4338, Class SB, IO 2.035%, due 10/15/41[2]	522,425	32,331
Series 4367, Class GS, IO 1.841%, due 03/15/37[2]	275,623	18,138
Series 4394, Class WI, IO 1.992%, due 08/15/41[2]	242,559	15,800
Series 4438, Class WI, IO 1.960%, due 11/15/38[2]	824,073	57,203
Series 4457, Class DI, IO 4.000%, due 08/15/24	1,921,402	170,454
Series 4463, Class IO, IO 2.240%, due 02/15/38[2]	618,235	39,805
Series 4544, Class IP, IO 4.000%, due 01/15/46	4,975,107	939,579

PACE Mortgage-Backed Securities Fixed Income Investments

Portfolio of investments—January 31, 2017 (unaudited)

	Face Amount	Value
Collateralized mortgage obligations—(continued)
Trust 3962, Class KS, IO 1.935%, due 06/15/38[2]	$463,080	$30,545
Trust 4100, Class HI, IO 3.000%, due 08/15/27	788,799	75,781
Trust 4182, Class QI, IO 3.000%, due 02/15/33	288,229	27,330
FHLMC STRIPs, Series 303, Class C19, IO 3.500%, due 01/15/43	1,543,308	318,205
Series 320, Class S4, IO 1.824%, due 10/15/37[2]	3,573,202	222,809
Series 328, Class S4, IO 2.110%, due 02/15/38[2]	430,067	30,946
FNMA REMIC, Series 386, Class 14, IO 6.500%, due 04/25/38	126,958	31,576
Series 413, Class 111, IO 4.000%, due 07/25/42[2]	1,869,234	363,078
Trust 1988-007, Class Z 9.250%, due 04/25/18	13,510	13,847
Trust 1992-129, Class L 6.000%, due 07/25/22	2,661	2,837
Trust 1992-158, Class ZZ 7.750%, due 08/25/22	4,800	5,258
Trust 1993-037, Class PX 7.000%, due 03/25/23	109,010	118,863
Trust 1997-022, Class F 1.048%, due 03/25/27[2]	101,481	100,217
Trust 2002-060, Class F1 1.171%, due 06/25/32[2]	82,492	82,360
Trust 2003-070, Class SH 12.458%, due 07/25/23[2]	68,428	83,607
Trust 2006-112, Class LF 1.321%, due 11/25/36[2]	2,952,602	2,976,115
Trust 2007-067, Class FB 1.091%, due 07/25/37[2]	731,456	729,075
Trust 2009-033, Class FB 1.591%, due 03/25/37[2]	1,133,655	1,153,210
Trust 2010-035, Class EF 1.321%, due 04/25/40[2]	3,286,323	3,292,516
Trust 2010-76, Class SA, IO 5.729%, due 07/25/40[2]	2,168,128	375,752
Trust 2010-141, Class FA 1.271%, due 12/25/40[2]	609,291	607,550
Trust 2012-32, Class AI, IO 3.000%, due 04/25/22	402,112	19,371
Trust 2011-86, Class DI, IO 3.500%, due 09/25/21	237,061	13,595
Trust 2012-090, Class FB 1.211%, due 08/25/42[2]	309,230	307,919
Trust 2012-111, Class HS 3.024%, due 10/25/42[2]	321,160	266,463
Trust 2012-128, Class FK 1.121%, due 11/25/42[2]	522,096	517,679
Trust 2013-028, Class YS, IO 5.379%, due 07/25/42[2]	1,415,030	220,046
Trust 2013-030, Class GI, IO 3.000%, due 01/25/43	3,704,369	613,280
	Face Amount	Value
Collateralized mortgage obligations—(continued)
Trust 2013-030, Class JI, IO 3.000%, due 04/25/43	$1,366,811	$215,641
Trust 2013-034, Class PS, IO 5.379%, due 08/25/42[2]	1,097,983	186,268
Trust 2013-044, Class ZG 3.500%, due 03/25/42	634,255	551,758
Trust 2013-045, Class IK, IO 3.000%, due 02/25/43	2,355,475	390,253
Trust 2013-116, Class IY, IO 3.000%, due 09/25/43	732,043	94,373
Trust 2014-45, Class SA, IO 2.070%, due 08/25/44[2]	836,868	57,362
Trust 2014-92, Class SB, IO 1.996%, due 01/25/45[2]	992,553	67,887
Trust 2015-073, Class ES 7.534%, due 10/25/45[2]	504,144	483,909
Trust 2015-47, Class GI, IO 4.000%, due 06/25/44	416,465	62,478
Trust 2016-63, Class YI, IO 3.500%, due 04/25/46	1,584,522	173,074
Trust 2016-64, Class IA, IO 3.000%, due 05/25/46	1,513,456	221,818
Trust 2016-76, Class CS, IO 1.724%, due 10/25/46[2]	235,700	12,162
Trust 2016-M11, Class AL 2.944%, due 07/25/39	4,766,629	4,639,834
Trust G92-040, Class ZC 7.000%, due 07/25/22	10,171	11,023
Trust G94-006, Class PJ 8.000%, due 05/17/24	15,566	17,703
GMAC Mortgage Loan Trust, Series 2004-AR1, Class 12A 3.557%, due 06/25/34[2]	25,323	25,634
GNMA REMIC, Trust 2000-009, Class FH 1.267%, due 02/16/30[2]	11,096	11,151
Trust 2000-035, Class F 1.317%, due 12/16/25[2]	107,855	109,251
Trust 2007-018, Class CO, PO 0.000%, due 03/20/35	29,972	24,786
Trust 2010-H01, Class FA 1.581%, due 01/20/60[2]	3,856,682	3,877,586
Trust 2012-140, Class JI, IO 3.500%, due 01/20/41	1,808,203	248,798
Trust 2013-23, Class IP, IO 3.500%, due 08/20/42	2,005,738	346,616
Trust 2013-77, Class GI, IO 3.000%, due 02/20/43	4,673,762	595,695
Trust 2013-82, Class WI, IO 3.500%, due 07/20/42	4,329,094	705,306
Trust 2013-84, Class SC, IO 5.833%, due 03/16/40[2]	1,135,705	177,500
Trust 2013-H19, Class DF 1.297%, due 05/20/63[2]	1,598,092	1,599,036
Trust 2013-H20, Class FB 1.647%, due 08/20/63[2]	2,525,730	2,558,736
Trust 2013-H23, Class TA 1.367%, due 09/20/63[2]	1,003,201	1,007,009

PACE Mortgage-Backed Securities Fixed Income Investments

Portfolio of investments—January 31, 2017 (unaudited)

	Face Amount	Value
Collateralized mortgage obligations—(continued)
Trust 2014-158, Class IA, IO 3.500%, due 10/20/29	$1,800,904	$216,975
Trust 2014-188, Class CI, IO 4.000%, due 05/20/44	411,015	76,828
Trust 2015-42, Class AI, IO 3.000%, due 05/20/39	836,898	101,540
Trust 2015-126, Class GS 7.534%, due 09/20/45[2]	714,787	712,207
Trust 2015-127, Class AS, IO 1.110%, due 06/20/43[2]	1,115,551	38,705
Trust 2015-165, Class IB, IO 3.500%, due 11/20/42	819,556	130,904
Trust 2015-166, Class SA, IO 1.208%, due 06/20/42[2]	1,345,040	44,615
Trust 2015-180, Class SA, IO 1.158%, due 06/20/42[2]	1,459,765	47,564
Trust 2015-H27, Class FA 1.397%, due 09/20/65[2]	3,136,063	3,118,812
Trust 2015-H29, Class FA 1.347%, due 10/20/65[2]	2,056,879	2,056,618
Trust 2015-H29, Class FJ 1.327%, due 11/20/65[2]	2,565,288	2,541,731
Trust 2015-H30, Class FA 1.327%, due 08/20/61[2]	1,802,595	1,800,790
Trust 2015-H30, Class FB 1.327%, due 03/20/62[2]	323,732	324,008
Trust 2016-84, Class KS, IO 5.303%, due 11/20/45[2]	3,669,749	750,403
Trust 2016-118, Class IE, IO 3.500%, due 09/20/46	98,764	20,859
Trust 2016-138, Class WI, IO 1.199%, due 08/20/45[2]	927,946	30,265
Trust 2016-180, Class WI, IO 1.087%, due 09/20/45[2]	1,905,662	62,625
Trust 2016-H04, Class FG 1.347%, due 12/20/61[2]	2,631,709	2,627,066
Trust 2016-H11, Class F 1.447%, due 05/20/66[2]	4,738,322	4,724,063
Trust 2016-H14, Class FA 1.447%, due 06/20/66[2]	699,704	697,470
Trust 2017-15, Class WI, IO 1.025%, due 11/20/45[2,3]	1,000,000	36,250
GS Mortgage Securities Corp. II, Series 2015-GC30, Class A3 3.119%, due 05/10/50	5,000,000	4,991,625
GS Mortgage Securities Trust, Series 2015-GC28, Class AAB 3.206%, due 02/10/48	1,200,000	1,205,254
GSR Mortgage Loan Trust, Series 2004-14, Class 2A1 1.101%, due 12/25/34[2]	7,429	6,691
Indymac Index Mortgage Loan Trust, Series 2005-AR2, Class 2A1A 1.411%, due 02/25/35[2]	683,861	638,319
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2016-FLRR, Class AFL 2.217%, due 01/15/33[2,4]	3,500,000	3,499,997
	Face Amount	Value
Collateralized mortgage obligations—(concluded)
JPMorgan Alternative Loan Trust, Series 2008-R4, Class 2A1 1.256%, due 06/27/37[2,4]	$1,711,654	$1,329,340
JPMorgan Resecuritization Trust, Series 2009-7, Class 1A1 3.120%, due 08/27/37[2,4]	12,898	12,911
LB Commercial Conduit Mortgage Trust, Series 2007-C3, Class A4 5.920%, due 07/15/44[2]	1,898,355	1,917,268
Merrill Lynch Mortgage Investors Trust, Series 2004-1, Class 2A2 2.903%, due 12/25/34[2]	379,485	380,060
Series 2004-A, Class A1 1.231%, due 04/25/29[2]	83,249	79,901
Morgan Stanley Mortgage Loan Trust, Series 2004-11AR, Class 1A1 1.091%, due 01/25/35[2]	72,416	66,745
Series 2005-6AR, Class 1A1 1.051%, due 11/25/35[2]	102,042	99,900
Morgan Stanley Re-REMIC Trust, Series 2010-R4, Class 4B 1.277%, due 02/26/37[2,4]	330,328	255,129
Series 2013-R10, Class 3A 1.066%, due 01/26/51[2,4]	492,667	468,366
Mortgage Equity Conversion Asset Trust, Series 2007-FF3, Class A 1.337%, due 05/25/42[2,4]	4,344,519	3,696,921
Motel 6 Trust, Series 2015-MTL6, Class B 3.298%, due 02/05/30[4]	5,000,000	5,013,909
RALI, Series 2005-QA1 Trust, Series 2005-FQA1, Class A1 1.071%, due 01/25/35[2]	137,199	131,656
RBSSP Resecuritization Trust Certificate, Series 2009-6, Class 18A1 1.273%, due 12/26/36[2,4]	668,707	655,857
Sequoia Mortgage Trust, Series 5, Class A 1.469%, due 10/19/26[2]	121,639	118,659
Structured ARM Loan, Series 2007-4, Class 1A2 0.991%, due 05/25/37[2]	302,905	255,506
Structured Asset Mortgage Investments, Inc., Series 2006-AR3, Class 11A1 0.981%, due 04/25/36[2]	995,017	881,787
Thornburg Mortgage Securities Trust, Series 2005-1, Class A3 2.817%, due 04/25/45[2]	131,267	131,965
Washington Mutual Mortgage Pass-Through Certificates, Series 2003-AR9, Class 1A6 2.781%, due 09/25/33[2]	1,206,126	1,216,768
Series 2003-AR9, Class 2A 2.845%, due 09/25/33[2]	285,645	280,110
Total collateralized mortgage obligations (cost—$109,843,607)		109,480,369

PACE Mortgage-Backed Securities Fixed Income Investments

Portfolio of investments—January 31, 2017 (unaudited)

	Face Amount	Value
Asset-backed securities—15.44%
Allegro CLO I Ltd., Series 2013-1A, Class A1R 2.218%, due 01/30/26[2,4]	$1,500,000	$1,500,000
Ameriquest Mortgage Securities, Inc., Asset-Backed Pass-Through Certificates, Series 2004-R9, Class M2 1.746%, due 10/25/34[2]	1,013,369	1,003,125
Series 2005-R1, Class M4 1.881%, due 03/25/35[2]	200,000	177,024
Series 2005-R11, Class M1 1.221%, due 01/25/36[2]	400,000	388,618
Amortizing Residential Collateral Trust, Series 2004-1, Class A5 1.771%, due 10/25/34[2]	263,816	252,936
Apidos CLO XIV, Series 2013-14A, Class A 2.173%, due 04/15/25[2,4]	1,900,000	1,892,601
Ares IIIR/IVR CLO Ltd., Series 2007-3RA, Class A2 1.243%, due 04/16/21[2,4]	340,822	340,349
BABSON CLO Ltd. 2.298%, due 01/15/26	1,500,000	1,499,991
Bear Stearns Asset-Backed Securities Trust, Series 2004-2, Class M1 1.956%, due 08/25/34[2]	7,485,131	6,996,665
Series 2006-2, Class M1 1.191%, due 07/25/36[2]	110,093	109,099
BlueMountain CLO Ltd., Series 2014-1A, Class A1R 2.275%, due 04/30/26[2,4]	1,500,000	1,499,250
Brookside Mill CLO Ltd., Series 2013-1A, Class A1 2.173%, due 04/17/25[2,4]	2,000,000	1,998,834
Carlyle Global Market Strategies CLO 2014-2 Ltd., Series 2014-2A, Class AR 2.275%, due 05/15/25[2,4]	500,000	499,750
Cent CLO 19 Ltd., Series 2013-19A, Class A1A 2.369%, due 10/29/25[2,4]	500,000	500,049
Chase Funding Trust, Series 2002-3, Class 2A1 1.411%, due 08/25/32[2]	165,494	151,070
Series 2002-4, Class 2A1 1.511%, due 10/25/32[2]	11,166	10,413
Countrywide Asset-Backed Certificates, Series 2004-2, Class 3A4 1.271%, due 07/25/34[2]	80,086	71,007
Series 2004-4, Class M1 1.491%, due 07/25/34[2]	209,106	197,531
Series 2004-6, Class M1 1.671%, due 10/25/34[2]	279,733	263,944
Denali Capital CLO VII Ltd., Series 2007-1A, Class A1L 1.271%, due 01/22/22[2,4]	380,563	375,806
	Face Amount	Value
Asset-backed securities—(continued)
Eastland CLO Ltd., Series 2007-1A, Class A2A 1.116%, due 05/01/22[2,4]	$200,523	$200,523
EMC Mortgage Loan Trust, Series 2003-A, Class A2 1.521%, due 08/25/40[2,4]	117,783	109,512
Equifirst Loan Securitization Trust, Series 2007-1, Class A1 0.941%, due 04/25/37[2,4]	2,770,590	2,444,416
FBR Securitization Trust, Series 2005-5, Class AV24 1.511%, due 11/25/35[2]	138,810	137,718
First Franklin Mortgage Loan Trust, Series 2005-FFH1, Class M1 1.446%, due 06/25/36[2]	152,853	147,967
Flatiron CLO Ltd., Series 2012-1A, Class A1R 2.253%, due 10/25/24[2,4]	268,351	268,350
Series 2013-1A, Class A1R 2.190%, due 01/17/26[2,4,6]	4,000,000	3,998,000
Fremont Home Loan Trust, Series 2004-A, Class M1 1.596%, due 01/25/34[2]	660,871	606,425
Galaxy XVI CLO Ltd., Series 2013-16A, Class A1 2.211%, due 11/16/25[2,4]	1,100,000	1,098,207
GCAT 2015-3 LLC, Series 2015-3, Class A1 4.250%, due 10/25/19[4,5]	832,018	836,119
Green Tree Financial Corp., Series 1998-2, Class A5 6.240%, due 12/01/28[2]	13,551	14,050
GSAA Home Equity Trust, Series 2005-4, Class A5 0.991%, due 03/25/35[2]	295,292	292,219
JP Morgan Mortgage Acquisition Corp., Series 2005-FRE1, Class A2F3 3.630%, due 10/25/35[5]	148,141	146,843
Series 2006-FRE1, Class A1 1.001%, due 05/25/35[2]	380,924	371,970
Series 2006-FRE1, Class A3 0.961%, due 05/25/35[2]	300,065	295,686
Series 2006-FRE2, Class A1 0.951%, due 02/25/36[2]	325,085	321,328
JP Morgan Mortgage Acquisition Trust, Series 2006-ACC1, Class A1 0.931%, due 05/25/36[2]	356,273	350,163
Series 2006-ACC1, Class M1 1.041%, due 05/25/36[2]	300,000	260,086
Series 2006-CH1, Class A5 1.001%, due 07/25/36[2]	207,938	201,213
Series 2007-CH2, Class AV1 0.931%, due 01/25/37[2]	557,747	547,126
KVK CLO Ltd., Series 2012-2A, Class A 2.332%, due 02/10/25[2,4]	3,646,790	3,646,922

PACE Mortgage-Backed Securities Fixed Income Investments

Portfolio of investments—January 31, 2017 (unaudited)

	Face Amount	Value
Asset-backed securities—(continued)
Longfellow Place CLO Ltd., Series 2013-1A, Class AR 2.139%, due 01/15/24[2,4]	$6,500,000	$6,504,134
Madison Park Funding V Ltd., Series 2007-5A, Class A1A 1.160%, due 02/26/21[2,4]	2,744,103	2,735,453
Madison Park Funding XII Ltd., Series 2014-12A, Class AR 2.275%, due 07/20/26[2,4]	4,000,000	3,997,984
Merrill Lynch Mortgage Investors Trust, Series 2006-FF1, Class M3 1.081%, due 08/25/36[2]	300,000	291,449
Morgan Stanley ABS Capital I, Inc., Series 2005-WMC6, Class M3 1.536%, due 07/25/35[2]	350,000	338,735
Morgan Stanley Home Equity Loan Trust, Series 2005-1, Class M4 1.821%, due 12/25/34[2]	400,000	385,265
Northwoods Capital IX Ltd., Series 2012-9A, Class A 2.444%, due 01/18/24[2,4]	2,500,000	2,500,650
NYMT Residential, Series 2016-RP1, Class A 4.000%, due 03/25/21[4,5]	888,229	885,934
Ocean Trails CLO II, Series 2007-2A, Class A1V2 1.257%, due 06/27/22[2,4]	1,192,669	1,181,848
OFSI Fund V Ltd., Series 2013-5A, Class A1BR 2.191%, due 04/17/25[2,3,4,6]	100,000	99,950
OZLM VI Ltd., Series 2014-6A, Class A1R 2.299%, due 04/17/26[2,4]	1,000,000	1,000,000
Park Place Securities, Inc., Asset-Backed Pass-Through Certificates, Series 2005-WHQ3, Class M4 1.716%, due 06/25/35[2]	200,000	192,072
Pinnacle Park CLO Ltd., Series 2014-1A, Class AR 2.211%, due 04/15/26[2,4]	1,700,000	1,699,150
RAAC, Series 2005-SP3 Trust, Series 2005-SP3, Class M1 1.301%, due 12/25/35[2]	1,500,000	1,447,908
RASC, Series 2005-KS11 Trust, Series 2005-KS11, Class M2 1.191%, due 12/25/35[2]	400,000	368,501
Renaissance Home Equity Loan Trust, Series 2003-2, Class A 1.636%, due 08/25/33[2]	178,221	165,315
Saxon Asset Securities Trust, Series 2005-3, Class M3 1.256%, due 11/25/35[2]	2,100,000	1,738,843
SLM Student Loan Trust, Series 2008-9, Class A 2.538%, due 04/25/23[2]	2,765,150	2,804,977
Series 2010-A, Class 2A 4.018%, due 05/16/44[2,4]	739,905	768,945
	Face Amount	Value
Asset-backed securities—(concluded)
Specialty Underwriting & Residential Financing, Series 2003-BC1, Class A 1.451%, due 01/25/34[2]	$63,563	$57,959
Structured Asset Securities Corp. Mortgage Loan Trust, Series 2006-EQ1A, Class A1 0.906%, due 07/25/36[2,4]	400,648	373,795
Symphony CLO XIV Ltd., Series 2014-14A, Class A1R 2.285%, due 07/14/26[2,4]	1,000,000	999,495
US Residential Opportunity Fund III Trust, Series 2016-1III, Class A 3.475%, due 07/27/36[4,5]	1,777,567	1,770,000
Vericrest Opportunity Loan Trust, 2014-NP10, Class A1 3.375%, due 10/25/54[4,5]	108,245	108,239
Vericrest Opportunity Loan Trust, 2014-NP11, Class A1 3.875%, due 04/25/55[4,5]	31,259	31,319
Vericrest Opportunity Loan Trust, 2014-NPL9, Class A1 3.375%, due 11/25/54[2,4]	80,609	80,604
Vericrest Opportunity Loan Trust, 2015-NPL1, Class A1 3.625%, due 10/25/57[4,5]	132,699	133,118
Vericrest Opportunity Loan Trust, 2015-NPL2, Class A1 3.375%, due 02/25/55[4,5]	86,134	86,187
Vericrest Opportunity Loan Trust, 2016-NPL3, Class A1 4.250%, due 03/26/46[4,5]	1,640,380	1,649,721
VOLT L LLC, Series 2016-NP10, Class A1 3.500%, due 09/25/46[4,5]	982,553	978,244
VOLT XLII LLC, Series 2016-NPL2, Class A1 4.250%, due 03/26/46[4,5]	753,124	757,326
VOLT XLIV LLC, Series 2016-NPL4, Class A1 4.250%, due 04/25/46[4,5]	1,123,670	1,130,108
WhiteHorse VI Ltd., Series 2012-1A, Class A1R 2.078%, due 02/03/25[2,4]	200,000	200,000
Total asset-backed securities (cost—$72,975,044)		73,486,133
Commercial mortgage-backed securities—0.61%
FNMA Aces, Trust 2013-M5, Class X2, IO 2.290%, due 01/25/22[2]	2,002,980	140,945
Trust 2015-M17, Class FA 1.485%, due 11/25/22[2]	2,759,105	2,770,824
Total commercial mortgage-backed securities (cost—$2,878,018)		2,911,769

PACE Mortgage-Backed Securities Fixed Income Investments

Portfolio of investments—January 31, 2017 (unaudited)

	Face Amount		Value
Stripped mortgage-backed securities—1.78%
FHLMC Multifamily Structured Pass-Through Certificates, Series K005, Class AX, IO 1.358%, due 11/25/19[2]		$22,181,448	$751,523
Series K006, Class AX1, IO 0.976%, due 01/25/20[2]		12,722,631	311,851
Series K014, Class X1, IO 1.201%, due 04/25/21[2]		7,557,374	324,463
Series K027, Class X1, IO 0.818%, due 01/25/23[2]		6,849,234	264,694
Series K712, Class X1, IO 1.343%, due 11/25/19[2]		4,217,740	122,820
Series KAIV, Class X1, IO 1.319%, due 06/25/21[2]		4,579,775	201,668
Series KP03, Class A2 1.780%, due 07/25/19		5,000,000	4,983,657
FHLMC REMIC, Series 0013, Class B, IO 7.000%, due 06/25/23		45,467	7,711
Series 2136, Class GD, IO 7.000%, due 03/15/29		4,076	858
Series 2178, Class PI, IO 7.500%, due 08/15/29		22,031	4,991
GNMA REMIC, Trust 2011-92, Class IX, IO 0.719%, due 11/16/44[2]		5,312,582	312,458
KGS Alpha SBA, Series 2012, IO 1.020%, due 04/25/38[2,3,4,7]		38,642,213	1,195,682
Total stripped mortgage-backed securities (cost—$8,623,202)			8,482,376
Repurchase agreement—0.91%
Repurchase agreement dated 01/31/17 with State Street Bank and Trust Co., 0.010% due 02/01/17, collateralized by $4,354,096 US Treasury Notes, 1.000% to 3.750% due 05/15/18 to 12/31/19; (value—$4,431,952); proceeds: $4,345,001 (cost—$4,345,000)		4,345,000	4,345,000
	Notional Amount
Options purchased—0.00%†
Put options—0.00%†
FNMA TBA, 3.000%, strike @ $64.00, expires 02/06/17	USD	7,000,000	0
FNMA TBA, 3.000%, strike @ $65.00, expires 03/06/17	USD	15,000,000	0
Total options purchased (cost—$1,133)			0
	Notional Amount		Value
Swaptions purchased—0.29%
Put swaptions[3]—0.29%
3 Month USD LIBOR Interest Rate Swap, strike @ 1.600%, expires 08/02/17 (Counterparty CITI; receive fixed rate); underlying swap terminates 08/04/18	USD	75,000,000	$71,550
3 Month USD LIBOR Interest Rate Swap, strike @ 2.050%, expires 09/05/17 (Counterparty CITI; receive fixed rate); underlying swap terminates 09/07/27	USD	5,000,000	244,660
3 Month USD LIBOR Interest Rate Swap, strike @ 2.250%, expires 02/05/18 (Counterparty MSC; receive fixed rate); underlying swap terminates 02/07/19	USD	145,000,000	128,325
3 Month USD LIBOR Interest Rate Swap, strike @ 2.250%, expires 11/28/17 (Counterparty RBC; receive fixed rate); underlying swap terminates 11/30/18	USD	111,800,000	54,894
3 Month USD LIBOR Interest Rate Swap, strike @ 2.550%, expires 05/15/17 (Counterparty DB; receive fixed rate); underlying swap terminates 05/17/27	USD	20,000,000	242,500
3 Month USD LIBOR Interest Rate Swap, strike @ 2.650%, expires 05/15/17 (Counterparty BOA; receive fixed rate); underlying swap terminates 05/17/27	USD	18,000,000	161,388
3 Month USD LIBOR Interest Rate Swap, strike @ 2.650%, expires 05/15/17 (Counterparty CITI; receive fixed rate); underlying swap terminates 05/17/27	USD	1,800,000	16,139
3 Month USD LIBOR Interest Rate Swap, strike @ 2.650%, expires 05/15/17 (Counterparty GS; receive fixed rate); underlying swap terminates 05/17/27	USD	18,000,000	161,388
3 Month USD LIBOR Interest Rate Swap, strike @ 2.650%, expires 05/15/17 (Counterparty MSC; receive fixed rate); underlying swap terminates 05/17/27	USD	16,000,000	143,456
3 Month USD LIBOR Interest Rate Swap, strike @ 2.850%, expires 06/02/17 (Counterparty CITI; receive fixed rate); underlying swap terminates 06/06/27	USD	18,000,000	106,002
3 Month USD LIBOR Interest Rate Swap, strike @ 2.960%, expires 06/12/17 (Counterparty MSC; receive fixed rate); underlying swap terminates 06/14/27	USD	9,000,000	41,688
Total swaptions purchased (cost—$1,239,891)			1,371,990
Total investments before investments sold short (cost—$902,260,923)—189.70%			902,926,022

PACE Mortgage-Backed Securities Fixed Income Investments

Portfolio of investments—January 31, 2017 (unaudited)

	Face Amount	Value
Investments sold short—(14.79)%
FHLMC TBA 5.500%	$(4,000,000)	$(4,433,125)
FNMA TBA 2.000%	(7,000,000)	(6,796,836)
4.000%	(14,000,000)	(14,664,621)
4.500%	(31,700,000)	(33,909,327)
GNMA TBA 3.000%	(5,000,000)	(5,032,324)
3.500%	(3,500,000)	(3,624,141)
GNMA II TBA 2.500%	(2,000,000)	(1,933,438)
Total investments sold short (proceeds—$70,346,289)		(70,393,812)
Liabilities in excess of other assets—(74.91)%		(356,560,434)
Net assets—100.00%		$475,971,776

For a listing of defined portfolio acronyms, counterparty acronyms and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 239.

Aggregate cost for federal income tax purposes before investments sold short was substantially the same for book purposes; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$6,970,819
Gross unrealized depreciation	(6,305,720)
Net unrealized appreciation	$665,099

Options written

Notional amount	Call options	Expiration date	Premiums received	Current value	Unrealized appreciation (depreciation)
$2,000,000	FNMA TBA, 3.000%, strike @ $98.91	02/06/17	$6,953	$(7,446)	$(493)
2,000,000	FNMA TBA, 3.000%, strike @ $98.93	02/06/17	8,203	(7,205)	998
2,000,000	FNMA TBA, 3.000%, strike @ $99.45	02/06/17	6,406	(3,080)	3,326
1,000,000	FNMA TBA, 3.000%, strike @ $99.88	02/06/17	3,047	(634)	2,413
2,000,000	FNMA TBA, 3.000%, strike @ $99.88	02/06/17	6,172	(1,290)	4,882
3,500,000	FNMA TBA, 3.500%, strike @ $102.23	02/06/17	9,844	(8,790)	1,054
4,000,000	FNMA TBA, 3.500%, strike @ $103.00	03/06/17	17,500	(9,131)	8,369
2,000,000	FNMA TBA, 3.500%, strike @ $103.03	02/06/17	5,937	(658)	5,279
4,000,000	FNMA TBA, 3.500%, strike @ $103.16	03/06/17	9,687	(7,482)	2,205
6,000,000	FNMA TBA, 3.500%, strike @ $103.26	02/06/17	17,344	(888)	16,456
3,000,000	FNMA TBA, 4.000%, strike @ $105.92	03/06/17	4,102	(1,424)	2,678
			$95,195	$(48,028)	$47,167

PACE Mortgage-Backed Securities Fixed Income Investments

Portfolio of investments—January 31, 2017 (unaudited)

Options written—(concluded)

Notional amount	Put options	Expiration date	Premiums received	Current value	Unrealized appreciation (depreciation)
$3,000,000	FNMA TBA, 3.500%, strike @ $100.67	03/06/17	$9,844	$(6,916)	$2,928
2,000,000	FNMA TBA, 3.500%, strike @ $100.91	03/06/17	3,281	(320)	2,961
2,000,000	FNMA TBA, 3.500%, strike @ $101.02	02/06/17	2,969	(436)	2,533
2,000,000	FNMA TBA, 3.500%, strike @ $101.38	02/06/17	4,766	(981)	3,785
3,000,000	FNMA TBA, 3.500%, strike @ $101.56	02/06/17	3,984	(2,616)	1,368
			$24,844	$(11,269)	$13,575
			$120,039	$(59,297)	$60,742

Options written activity for the period ended January 31, 2017 was as follows:

	Notional amount	Premiums received
Options outstanding at July 31, 2016	$63,500,000	$159,980
Options written	279,000,000	631,973
Options terminated in closing purchase transactions	(47,500,000)	(108,945)
Options exercised	(50,000,000)	(130,000)
Options expired prior to exercise	(201,500,000)	(432,969)
Options outstanding at January 31, 2017	$43,500,000	$120,039

Swaptions written3

Notional amount (000)		Put swaptions	Counterparty	Pay/ receive floating rate	Expiration date	Premiums received	Current value	Unrealized appreciation
USD	20,000	3 Month USD LIBOR Interest Rate Swap strike @ 3.100%, terminating 05/17/27	DB	Receive	05/15/17	$57,000	$(37,520)	$19,480

Swaptions written activity for the period ended January 31, 2017 was as follows:

Premiums received
Swaptions outstanding at July 31, 2016	$—
Swaptions written	57,000
Swaptions terminated in closing purchase transactions	—
Swaptions exercised	—
Swaptions outstanding at January 31, 2017	$57,000

PACE Mortgage-Backed Securities Fixed Income Investments

Portfolio of investments—January 31, 2017 (unaudited)

Centrally cleared interest rate swap agreements

Notional amount (000)		Termination date	Payments made by the Portfolio[7]	Payments received by the Portfolio[8]	Value	Unrealized appreciation (depreciation)
USD	22,600	12/21/23	1.750%	3 Month USD LIBOR	$615,319	$165,370
USD	16,000	06/30/25	2.400	3 Month USD LIBOR	(151,450)	(151,450)
USD	3,450	12/21/46	2.250	3 Month USD LIBOR	320,496	32,630
USD	1,500	06/21/47	1.750	3 Month USD LIBOR	312,970	38,804
					$1,097,335	$85,354

Total return swap agreements3

Counterparty	Notional amount (000)		Termination date	Payments made by the Portfolio[8]	Payments received by the Portfolio[8]	Upfront payments received	Value	Unrealized appreciation (depreciation)
CSI	USD	355	01/12/43	1 Month USD LIBOR	3.000%	$1,830	$(532)	$1,298
DB	USD	1,980	01/12/38	6.500%	1 Month USD LIBOR	6,331	(1,930)	4,401
DB	USD	763	01/12/39	5.500	1 Month USD LIBOR	204	(2,043)	(1,839)
GS	USD	132	01/12/43	1 Month USD LIBOR	3.000	613	(197)	416
						$8,978	$(4,702)	$4,276

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of January 31, 2017 in valuing the Portfolio's investments. In the event a Portfolio holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments.

Assets Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
US government obligations	$—	$17,384,006	$—	$17,384,006
Government national mortgage association certificates	—	170,478,608	—	170,478,608
Federal home loan mortgage corporation certificates	—	127,967,706	—	127,967,706
Federal housing administration certificates	—	—	135,542	135,542
Federal national mortgage association certificates	—	386,882,523	—	386,882,523
Collateralized mortgage obligations	—	109,480,369	—	109,480,369
Asset-backed securities	—	73,486,133	—	73,486,133
Commercial mortgage-backed securities	—	2,911,769	—	2,911,769
Stripped mortgage-backed securities	—	7,286,694	1,195,682	8,482,376
Repurchase agreement	—	4,345,000	—	4,345,000
Options purchased	—	0	—	0
Swaptions purchased	—	1,371,990	—	1,371,990
Swap agreements	—	1,248,785	—	1,248,785
Total	$—	$902,843,583	$1,331,224	$904,174,807

PACE Mortgage-Backed Securities Fixed Income Investments

Portfolio of investments—January 31, 2017 (unaudited)

Fair valuation summary—(concluded)

Liabilities Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Investments sold short	$—	$(70,393,812)	$—	$(70,393,812)
Options written	—	(59,297)	—	(59,297)
Swaptions written	—	(37,520)	—	(37,520)
Swap agreements	—	(156,152)	—	(156,152)
Total	$—	$(70,646,781)	$—	$(70,646,781)

At January 31, 2017, there were no transfers between Level 1 and Level 2.

Level 3 rollforward disclosure

The following is a rollforward of the Portfolio's investments that was valued using unobservable inputs for the period ended January 31, 2017:

	Federal housing administration certificates	Asset-backed securities	Collateralized mortgage obligations	Stripped mortgage- backed securities	Total
Beginning balance	$212,520	$1,902,142	$4,008,064	$1,740,531	$7,863,257
Purchases	—	—	—	—	—
Sales/paydown	(71,742)	(122,433)	(225,680)	(228,438)	(648,293)
Accrued discounts/(premiums)	(28)	—	15,767	(18,151)	(2,412)
Total realized gain/(loss)	40	—	5,588	(190,065)	(184,437)
Net change in unrealized appreciation/depreciation	(5,248)	(9,709)	(106,819)	(108,195)	(229,971)
Transfers into Level 3	—	—	—	—	—
Transfers out of Level 3	—	(1,770,000)	(3,696,920)	—	(5,466,920)
Ending balance	$135,542	$—	$—	$1,195,682	$1,331,224

The change in net unrealized appreciation/depreciation relating to the Level 3 investments held at January 31, 2017 was $(225,506). Transfers out of Level 3 represent the value at the end of the period. At January 31, 2017, securities were transferred from Level 3 to Level 2 as the valuation is based primarily on observable inputs from an established pricing source.

Portfolio footnotes

†  Amount represents less than 0.005%.

1  Security, or portion thereof, pledged as collateral for investments sold short, written options, futures and/or swap agreements.

2  Variable or floating rate security. The interest rate shown is the current rate at the period end and changes periodically.

3  Illiquid investment at the period end.

4  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

5  Step bond—coupon rate increases in increments to maturity. The rate disclosed is the rate at the period end; the maturity date disclosed is the ultimate maturity date.

6  Security purchased on a when-issued basis. When-issued refers to a transaction made conditionally because a security, although authorized, has not yet been issued.

7  Security is being fair valued by a valuation committee under the direction of the board of trustees.

8  Payments made or received are based on the notional amount.

See accompanying notes to financial statements

PACE Intermediate Fixed Income Investments

Performance (Unaudited)

For the six months ended January 31, 2017, the Portfolio's Class P shares returned -1.22% before the deduction of the maximum PACE Select program fee.1 In comparison, the Bloomberg Barclays US Intermediate Government/Credit Index (the "benchmark") returned -1.92%, and the Lipper Core Bond Funds category posted a median return of -2.43%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 30. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 2.

Special note: Effective December 14, 2016, Barings LLC (Formerly Babson Capital Management) no longer served as a subadvisor for this Portfolio and BlackRock became the sole subadvisor of this Portfolio.

Subadvisors' comments (Unaudited)2

BlackRock

Our portion of the Portfolio outperformed its benchmark during the reporting period. The relative outperformance was spread across a diverse set of factors. The largest contributor was our yield curve positioning, which benefited from the steepening of the yield curve as a result of a reflationary environment taking hold of the market in the fourth quarter of 2016. In a similar theme, our allocation to Treasury Inflation-Protected Securities ("TIPS") augmented performance. Our allocation to structured products was also additive, as investors sought stable yielding securities in a more volatile environment. An allocation to high yield corporate bonds and security selection within investment grade credit were also additive for performance. This was largely driven by a preference for financial issuers and select trades in the telecommunication and energy sectors. Conversely, our underweight in investment grade credit detracted from results, as early signs of so-called "animal spirits" (improving consumer confidence) helped drive spreads tighter in the sector.

The Portfolio is currently positioned with a moderately long duration and continue to favor credit exposed to the US consumer, with a preference toward structured products rather than corporates. We expect volatility to remain at a heightened level and a higher level of dispersion to be prevalent in markets in the months to come when compared to the past several years of quantitative easing-induced low volatility and high cross-sector correlations.

1  Class P shares held through the PACE Select Advisors Program are subject to a maximum Program fee of 2.50%, which, if included, would have reduced performance. Class P shares held through other advisory programs also may be subject to a program fee, which, if included, would have reduced performance.

2  All Sub advisors discuss performance on a gross-of-fees basis—meaning that no fees or expenses are reflected in their sleeves'/sleeve's performance. Alternately, Portfolio performance is shown net of fees, which does factor in fees and expenses associated with the Portfolio.

PACE Select Advisors Trust – PACE Intermediate Fixed Income Investments

Investment Manager:

UBS Asset Management (Americas) Inc. ("UBS AM")

Investment Subadvisors:

BlackRock Financial Management, Inc. ("BlackRock");

Barings LLC (f/k/a Babson Capital Management LLC) ("Barings")

Portfolio Management Team:

UBS AM: Mabel Lung, CFA, Gina Toth, CFA, Fred Lee, CFA, Diana To and Anthony Karaminas, CFA

BlackRock: Akiva Dickstein and Harrison Segall;

Barings: William Awad, Ronald Desautels, David Nagle, Charles Sanford and Douglas Trevallion

Objective:

Current income, consistent with reasonable stability of principal

Investment process:

BlackRock: The Portfolio invests primarily in fixed income securities. The portfolio buys specific bonds based on its credit analysis and review. The Portfolio strives to add value by controlling the Portfolio's duration within a narrow band relative to the Barclays US Intermediate Government/Credit Index. To accomplish this, BlackRock employs an analytical process that involves evaluating macroeconomic trends, technical market factors, yield-curve exposure and market volatility.

(continued on next page)

PACE Intermediate Fixed Income Investments

Subadvisors' comments (Unaudited) – concluded

A number of derivative instruments were used during the reporting period, primarily to adjust our duration and curve exposure, as well as to hedge risk. We believe that derivatives are beneficial for performance as they help us manage our portion of the Portfolio more efficiently. Interest rate swaps are the most common type of swap and were useful in managing exposure to interest rates by adding duration or subtracting it at particular points on the yield curve. Credit default swaps were used to provide insurance or protection against a particular issuer or basket of issuers defaulting. Credit default swaps were used as a way to express a negative or positive view on an issuer's or group of issuers' credit strength. Options on interest rate swaps (swaptions) were used to hedge convexity, as well as take a view on volatility and interest rates. Options on futures were most often used to take a view on volatility and/or interest rates. Foreign exchange options were used to give us the right, but not the obligation, to buy (call) or sell (put) a currency at a specified price for a specified period of time. Foreign exchange forwards were typically used to hedge non-US dollar currency risk back to the US dollar, as well as to implement active currency positions.

Barings LLC (Formerly Babson Capital Management)

During the time when we managed a portion of the Portfolio, from August 1, 2016 to December 14, 2016, our portion of the Portfolio outperformed the benchmark. Our allocation to investment grade corporate bonds was a strong driver of our outperformance. In particular, our holdings in the banking and finance-other sectors were additive for performance. The finance-other category contains such sub-sectors as asset managers and brokerage companies. An allocation to BB-rated high yield bonds also helped performance during the period.

Elsewhere, the securitized sector contributed to returns. Asset-backed securities (ABS), with allocations to student loans, automobile, timeshares and business franchise receivables, were the largest contributing subsectors. Allocations to residential mortgage-backed securities ("RMBS") and commercial mortgage-backed securities ("CMBS") also added to performance.

The front end of the yield curve (between three months and three years) steepened substantially after the outcome of the US election in anticipation of fiscal stimulus, increasing budget deficits and potential inflation. In addition, the US Federal Reserve Board has indicated there may be two or three rate hikes in 2017. As a result, our duration was increased from 1.5 years prior to the election to 1.75 years at the end of November 2016. Duration positioning was a slight detractor from performance toward the end of the reporting period as the strategy was in the process of lengthening its duration.

Our portion of the Portfolio used derivative instruments for yield curve, duration and credit risk management. During the period, Treasury futures and options on credit default swaps were used to manage our portion of the Portfolio. Derivatives were a modest contributor to performance.

Investment process
(concluded)

Once the Portfolio establishes the investment themes on duration, yield curve exposure, convexity, sector weighting, credit quality and liquidity, the Portfolio's investments are diversified by sector, subsector and security.

Barings: The Portfolio seeks to invest primarily in a diversified portfolio of short-term fixed income securities through an investment process that consists of a top-down, macroeconomic view, coupled with a bottom-up perspective driven by rigorous fundamental credit analysis. The Portfolio seeks to add value through security selection, sector rotation, convexity biases and yield curve positioning. Finally, the Portfolio employs a quantitative rules-based approach to manage duration, which involves limiting the portfolio duration to a range of 0-3 years, driven by the dynamics and shape of the yield curve.

PACE Intermediate Fixed Income Investments

Special considerations

The Portfolio may be appropriate for long-term investors seeking current income and a reasonable stability of principal. Investors should be able to withstand short-term fluctuations in the fixed income markets. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions, and other political, social and economic developments, as well as specific matters relating to the companies in whose securities the Portfolio invests. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan.

PACE Intermediate Fixed Income Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 01/31/17	6 months	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	(1.42)%	1.17%	1.27%	3.13%
Class C2	(1.67)	0.66	0.77	2.62
Class Y3	(1.30)	1.43	1.53	3.39
Class P4	(1.22)	1.51	1.54	3.40
After deducting maximum sales charge
Class A1	(5.16)	(2.66)	0.49	2.74
Class C2	(2.41)	(0.09)	0.77	2.62
Bloomberg Barclays US Intermediate Government/Credit Index[5]	(1.92)	1.12	1.70	3.87
Lipper Core Bond Funds median	(2.43)	2.15	2.25	4.16

Most recent calendar quarter-end returns (unaudited)

Average annual total returns for periods ended 12/31/16	6 months	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	(1.27)%	1.85%	1.44%	3.12%
Class C2	(1.60)	1.33	0.91	2.60
Class Y3	(1.22)	2.11	1.68	3.36
Class P4	(1.22)	2.11	1.70	3.37
After deducting maximum sales charge
Class A1	(4.94)	(1.95)	0.67	2.73
Class C2	(2.33)	0.58	0.91	2.60

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 28, 2016 prospectuses, were as follows: Class A—1.03% and 0.93%; Class C—1.53% and 1.43%; Class Y—0.94% and 0.68%; and Class P—0.83% and 0.68% Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Asset Management (Americas) Inc. ("UBS AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated to waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses of each class through November 30, 2017 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) would not exceed Class A—0.93%; Class C—1.43%; Class Y—0.68%; and Class P—0.68%.

The Portfolio has agreed to repay UBS AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed these expense caps and that UBS AM has not waived the right to do so. The fee waiver/expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS AM. Upon termination of the agreement, however, UBS AM's three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 3.75%. Class A shares bear ongoing 12b-1 service fees of 0.25% annually.

2  Maximum contingent deferred sales charge for Class C shares is 0.75% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees of 0.25% and 0.50% annually, respectively."

3  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees."

4  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance."

5  The Bloomberg Barclays US Intermediate Government/Credit Index is an unmanaged subset of the Barclays US Government/Credit Index covering all investment grade issues with maturities from one up to (but not including) 10 years. The average-weighted maturity is typically between four and five years. Investors should note that indices do not reflect the deduction of fees and expenses.

Prior to February 17, 2015, if an investor sold or exchanged shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged was deducted at the time of the transaction, except as noted otherwise in the prospectus. For sales or exchanges taking place on or after February 17, 2015 but prior to August 3, 2015, there is a reduction in the redemption holding period from 90 days to 30 days. Effective August 3, 2015, the 1.00% redemption fee imposed on sales or exchanges of any class of shares of the portfolios made during the holding periods specified in the prospectus was eliminated. Please refer to the prospectus for further information.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

PACE Intermediate Fixed Income Investments

Portfolio statistics—January 31, 2017 (unaudited)

Characteristics
Weighted average duration	4.08 yrs.
Weighted average maturity	5.00 yrs.
Average coupon	3.10%
Top ten holdings[1]	Percentage of net assets
US Treasury Note, 1.125% due 07/31/21	6.0%
US Treasury Note, 1.625% due 05/15/26	5.5
US Treasury Note, 1.125% due 06/30/21	5.2
US Treasury Note, 1.375% due 12/15/19	4.2
US Treasury Note, 0.875% due 09/15/19	3.9
US Treasury Note, 1.625% due 04/20/23	2.9
US Treasury Note, 1.750% due 11/30/21	1.7
US Treasury Note, 1.500% due 03/31/23	1.7
US Treasury Note, 1.375% due 01/15/20	1.7
US Treasury Note, 1.375% due 08/31/23	1.3
Total	34.1%
Top five issuer breakdown by country or territory of origin[1]	Percentage of net assets
United States	85.7%
Japan	3.0
France	2.6
Netherlands	1.3
Switzerland	1.1
Total	93.7%
Asset allocation[1]	Percentage of net assets
US government obligations	39.6%
Corporate notes	30.9
Asset-backed securities	10.9
Collateralized mortgage obligations	6.5
US government agency mortgage pass-through certificates	0.4
Non-US government obligations	0.4
Preferred stock	0.2
Options, swaptions, futures, swaps, and forward foreign currency contracts	0.1
Cash equivalents and other assets less liabilities	11.0
Total	100.0%

1  The Portfolio is actively managed and its composition will vary over time.

PACE Intermediate Fixed Income Investments

Portfolio of investments—January 31, 2017 (unaudited)

	Face Amount	Value
US government obligations—39.59%
US Treasury Bond 2.875%, due 11/15/46	$1,415,000	$1,366,249
US Treasury Notes 0.875%, due 09/15/19	16,205,000	15,990,413
1.125%, due 06/30/21	21,950,000	21,288,076
1.125%, due 07/31/21	25,445,000	24,641,905
1.125%, due 09/30/21	1,850,000	1,787,490
1.250%, due 10/31/21	1,613,800	1,566,709
1.375%, due 12/15/19	17,315,000	17,279,833
1.375%, due 01/15/20	6,995,000	6,976,967
1.375%, due 08/31/23	5,581,000	5,295,409
1.500%, due 03/31/23	7,265,000	6,988,872
1.500%, due 08/15/26	1,367,000	1,256,786
1.625%, due 04/30/23	12,515,800	12,115,883
1.625%, due 05/15/26	24,290,000	22,637,138
1.750%, due 10/31/18	160,000	161,694
1.750%, due 11/30/21	7,080,000	7,034,093
2.000%, due 09/30/20	1,225,000	1,239,881
2.000%, due 11/15/21	1,572,500	1,578,336
2.000%, due 12/31/21	1,645,000	1,651,812
2.000%, due 11/15/26	1,065,000	1,019,530
2.125%, due 08/31/20	2,900,000	2,948,372
2.125%, due 12/31/21	2,380,000	2,402,498
2.250%, due 12/31/23	1,290,000	1,290,706
2.250%, due 01/31/24	320,000	320,025
2.750%, due 11/15/23	4,503,000	4,650,577
Total US government obligations (cost—$166,669,441)		163,489,254
Federal home loan bank certificate—0.18%
FHLB 4.000%, due 09/01/28 (cost—$679,049)	680,000	745,988
Federal home loan mortgage corporation certificates—0.13%
FHLMC 6.250%, due 07/15/32	302,000	416,613
6.750%, due 03/15/31	82,000	116,031
Total federal home loan mortgage corporation certificates (cost—$484,830)		532,644
Federal national mortgage association certificate—0.12%
FNMA TBA 3.000% (cost—$513,027)	500,000	512,950
Collateralized mortgage obligations—6.49%
AOA Mortgage Trust, Series 2015-1177, Class A 2.957%, due 12/13/29[1]	1,785,000	1,815,936
Banc of America Commercial Mortgage Trust, Series 2007-4, Class AM 5.818%, due 02/10/51[2]	400,000	406,243
Series 2008-1, Class A4 6.239%, due 02/10/51[2]	201,211	205,737
BHMS Mortgage Trust, Series 2014-ATLS, Class AFL 2.273%, due 07/05/33[1,2]	965,000	965,905
	Face Amount	Value
Collateralized mortgage obligations—(continued)
BXHTL Mortgage Trust, Series 2015-JWRZ, Class A 1.998%, due 05/15/29[1,2]	$1,490,000	$1,494,201
Commercial Mortgage Pass-Through Certificates, Series 2006-GG7, Class AM 5.774%, due 07/10/38[2]	89,974	89,931
Series 2013-GAM, Class A2 3.367%, due 02/10/28[1]	1,090,000	1,106,057
Series 2014-CR16, Class A4 4.051%, due 04/10/47	145,000	154,563
Series 2014-PAT, Class A 1.567%, due 08/13/27[1,2]	915,000	915,000
Series 2014-TWC, Class A 1.617%, due 02/13/32[1,2]	1,395,000	1,396,749
Series 2015-CR25, Class B 4.546%, due 08/10/48[2]	320,000	339,562
Series 2015-RUM, Class B 2.917%, due 07/15/30[1,2]	775,000	761,644
Credit Suisse Commercial Mortgage Trust, Series 2007-C4, Class A1AM 5.939%, due 09/15/39[2]	530,000	537,505
CSAIL Commercial Mortgage Trust, Series 2015-C1, Class D 3.800%, due 04/15/50[1,2]	270,000	229,237
DBRR Trust, Series 2013-EZ3, Class A 1.636%, due 12/18/49[1,2]	73,282	73,209
FHLMC Multifamily Structured Pass-Through Certificates, Series K038, Class X1, IO 1.187%, due 03/25/24[2]	2,660,698	178,522
FHLMC REMIC, Trust 2626, Class A 4.000%, due 06/15/33	163,605	175,249
Trust 3990, Class VA 3.500%, due 01/15/25	280,547	292,338
Trust 4213, Class VE 3.500%, due 06/15/26	264,889	276,050
Trust 4248, Class FL 1.217%, due 05/15/41[2]	372,371	371,791
Trust 4316, Class XZ 4.500%, due 03/15/44	346,393	388,179
Trust 4323, Class CA 4.000%, due 03/15/40	326,471	342,141
Trust 4325, Class MA 4.000%, due 09/15/39	937,931	985,243
Trust 4328, Class DA 4.000%, due 01/15/36	966,444	1,006,701
Trust 4336, Class MA 4.000%, due 01/15/40	838,190	876,562
Trust 4443, Class BA 3.500%, due 04/15/41	140,265	145,545
Trust 4447, Class PA 3.000%, due 12/15/44	117,629	120,615
Trust 4606, Class FB 1.267%, due 08/15/46[2]	453,799	450,733

PACE Intermediate Fixed Income Investments

Portfolio of investments—January 31, 2017 (unaudited)

	Face Amount	Value
Collateralized mortgage obligations—(continued)
FHLMC Structured Agency Credit Risk, Series 2016-DNA1, Class M1 2.221%, due 07/25/28[2]	$155,808	$156,441
FNMA Connecticut Avenue Securities, Series 2015-C03, Class 1M1 2.271%, due 07/25/25[2]	66,506	66,587
Series 2015-C04, Class 1M1 2.371%, due 04/25/28[2]	108,261	108,576
Series 2016-C04, Class 1M1 2.221%, due 01/25/29[2]	378,825	381,908
Series 2016-C05, Class 2M1 2.121%, due 01/25/29[2]	386,531	388,740
Series 2016-C06, Class 1M1 2.071%, due 04/25/29[2]	197,170	198,069
FNMA REMIC, Trust 2005-109, Class PV 6.000%, due 10/25/32	104,795	107,224
Trust 2013-112, Class HQ 4.000%, due 11/25/43	101,619	107,196
Trust 2014-12, Class GV 3.500%, due 03/25/27	162,505	169,574
Trust 2014-48, Class AB 4.000%, due 10/25/40	253,043	265,396
Trust 2015-20, Class EV 3.500%, due 07/25/26	301,639	315,036
Trust 2015-58, Class JP 2.500%, due 03/25/37	193,607	195,099
Trust 2015-62, Class VA 4.000%, due 10/25/26	88,950	95,781
Trust 2016-48, Class UF 1.171%, due 08/25/46[2]	872,708	871,016
Trust 2016-62, Class FC 1.271%, due 09/25/46[2]	343,649	345,596
Trust 2016-74, Class GF 1.271%, due 10/25/46[2]	441,159	443,428
FREMF Mortgage Trust, Series 2013-K712, Class B 3.365%, due 05/25/45[1,2]	110,000	112,285
GAHR Commericial Mortgage Trust, Series 2015-NRF, Class DFX 3.382%, due 12/15/34[1,2]	1,025,000	1,034,027
GNMA, Trust 2014-131, Class BW 2.999%, due 05/20/41[2]	113,975	116,205
Trust 2015-3, Class ZD 4.000%, due 01/20/45	622,807	661,571
GS Mortgage Securities Trust, Series 2015-GS1, Class XA, IO 0.835%, due 11/10/48[2]	7,562,083	421,472
JPMBB Commercial Mortgage Securities Trust, Series 2014-C22, Class XA, IO 0.946%, due 09/15/47[2]	9,820,688	502,182
JPMorgan Chase Commercial Mortgage Securities, Series 2007-CB18, Class A1A 5.431%, due 06/12/47[2]	112,556	112,497
	Face Amount	Value
Collateralized mortgage obligations—(concluded)
Series 2007-CB20, Class AM 5.960%, due 02/12/51[2]	$150,000	$153,130
Series 2007-LDPX, Class A1A 5.439%, due 01/15/49	33,323	33,302
ML-CFC Commercial Mortgage Trust, Series 2007-9, Class AM 5.856%, due 09/12/49[2]	350,000	357,591
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C13, Class C 4.891%, due 11/15/46[2]	205,000	215,796
Morgan Stanley Capital I, Series 2007-IQ14, Class A1A 5.665%, due 04/15/49[2]	489,000	491,270
New Residential Mortgage Loan Trust, Series 2016-4A, Class A1 3.750%, due 11/25/56[1,2]	200,731	207,853
SFAVE Commercial Mortgage Securities Trust, Series 2015-5AVE, Class A2B 4.144%, due 01/05/43[1,2]	540,000	533,575
Shellpoint Co-Originator Trust, Series 2016-1, Class 2A3 3.000%, due 10/25/31[1,2]	396,690	398,906
STRPS 2012-1 Ltd., Series 2012-1A, Class A 1.500%, due 12/25/44[1]	4,360	4,346
Velocity Commercial Capital Loan Trust, Series 2016-2, Class AFX 2.997%, due 10/25/46[2]	175,622	173,910
Wachovia Bank Commercial Mortgage Trust, Series 2007-C33, Class AM 5.965%, due 02/15/51[2]	250,000	253,088
Wells Fargo Commercial Mortgage Trust, Series 2015-C27, Class XA, IO 0.988%, due 02/15/48[2]	12,493,390	721,223
Total collateralized mortgage obligations (cost—$27,305,924)		26,821,044
Asset-backed securities—10.94%
321 Henderson Receivables I LLC, Series 2006-1A, Class A1 0.968%, due 03/15/41[1,2]	67,503	65,705
Access Group, Inc., Series 2002-A, Class A2 2.353%, due 09/25/37[2]	800,000	787,977
Series 2015-1, Class A 1.471%, due 07/25/56[1,2]	199,559	198,161
ALM VIII Ltd., Series 2013-8A, Class A1R 2.513%, due 10/15/28[1,2]	510,000	511,108
American Credit Acceptance Receivables Trust, Series 2015-2, Class A 1.570%, due 06/12/19[1]	25,630	25,633
Series 2015-3, Class A 1.950%, due 09/12/19[1]	66,746	66,823

PACE Intermediate Fixed Income Investments

Portfolio of investments—January 31, 2017 (unaudited)

	Face Amount	Value
Asset-backed securities—(continued)
Series 2016-1A, Class A 2.370%, due 05/12/20[1]	$44,548	$44,656
Series 2016-2, Class A 2.220%, due 07/13/20[1]	144,501	144,628
American Homes 4 Rent, Series 2014-SFR2, Class A 3.786%, due 10/17/36[1]	283,806	292,722
Series 2014-SFR3, Class A 3.678%, due 12/17/36[1]	486,644	499,464
AmeriCredit Automobile Receivables Trust, Series 2013-5, Class D 2.860%, due 12/09/19	585,000	591,811
Series 2014-1, Class D 2.540%, due 06/08/20	130,000	130,795
Series 2015-3, Class A2A 1.070%, due 01/08/19	233,533	233,474
Series 2016-2, Class A3 1.600%, due 11/09/20	250,000	249,471
Avery Point V CLO Ltd., Series 2014-5A, Class A 2.483%, due 07/17/26[1,2]	250,000	250,029
B2R Mortgage Trust, Series 2015-2, Class A 3.336%, due 11/15/48[1]	625,125	630,770
BCC Funding VIII LLC, Series 2014-1A, Class A 1.794%, due 06/20/20[1]	20,365	20,365
BCC Funding X LLC, Series 2015-1, Class A2 2.224%, due 10/20/20[1]	131,825	131,642
BCC Funding XIII LLC, Series 2016-1, Class A1 1.100%, due 09/20/17[1]	172,440	172,193
Bear Stearns Asset Backed Securities I Trust, Series 2005-HE12, Class M1 1.251%, due 12/25/35[2]	123,685	121,668
Birchwood Park CLO Ltd., Series 2014-1A, Class A 2.463%, due 07/15/26[1,2]	250,000	250,044
Blue Hill CLO Ltd., Series 2013-1A, Class A 2.503%, due 01/15/26[1,2]	450,000	450,097
BlueMountain CLO Ltd., Series 2015-2A, Class A1 2.454%, due 07/18/27[1,2]	280,000	280,656
Capital Automotive REIT, Series 2010-1A, Class A 5.730%, due 12/15/38[1]	90,536	90,761
CarFinance Capital Auto Trust, Series 2014-2A, Class A 1.440%, due 11/16/20[1]	30,474	30,395
Series 2015-1A, Class A 1.750%, due 06/15/21[1]	55,618	55,631
Carlyle Global Market Strategies CLO Ltd., Series 2013-4A, Class A1 2.493%, due 10/15/25[1,2]	250,000	250,064
	Face Amount	Value
Asset-backed securities—(continued)
Chesapeake Funding LLC, Series 2015-1A, Class B 1.716%, due 02/07/27[1,2]	$200,000	$196,530
Chrysler Capital Auto Receivables Trust, Series 2013-BA, Class A4 1.270%, due 03/15/19[1]	322,319	322,209
College Loan Corp. Trust I, Series 2005-2, Class B 1.512%, due 01/15/37[2]	151,907	135,985
CPS Auto Receivables Trust, Series 2013-A, Class A 1.310%, due 06/15/20[1]	15,992	15,925
Series 2014-B, Class A 1.110%, due 11/15/18[1]	29,187	29,177
Series 2014-C, Class A 1.310%, due 02/15/19[1]	27,441	27,431
Series 2015-C, Class A 1.770%, due 06/17/19[1]	40,960	40,983
Series 2015-C, Class B 2.550%, due 02/18/20[1]	150,000	150,698
Series 2016-C, Class B 2.480%, due 09/15/20[1]	120,000	120,096
CPS Auto Trust, Series 2012-C, Class A 1.820%, due 12/16/19[1]	40,055	40,056
Credit Acceptance Auto Loan Trust, Series 2014-2A, Class A 1.880%, due 03/15/22[1]	730,346	731,050
Series 2015-2A, Class B 3.040%, due 08/15/23[1]	840,000	846,351
Series 2016-2A, Class A 2.420%, due 11/15/23[1]	650,000	650,764
Credit Suisse ABS Repackaging Trust, Series 2013-A, Class B 2.500%, due 01/25/30[1]	106,711	98,520
Credit Suisse Seasoned Loan Trust, Series 2006-1, Class A 1.011%, due 10/25/34[1,2]	123,240	117,965
Credit-Based Asset Servicing and Securitization LLC, Series 2006-RP2, Class A3 1.071%, due 07/25/36[1,2]	49,877	49,897
DCP Rights LLC, Series 2014-1A, Class A 5.463%, due 10/25/44[1]	1,739,250	1,735,824
Diamond Resorts Owner Trust, Series 2014-1, Class B 2.980%, due 05/20/27[1]	73,857	73,215
Series 2015-1, Class A 2.730%, due 07/20/27[1]	90,073	89,485
Series 2015-2, Class A 2.990%, due 05/22/28[1]	110,508	110,205
Series 2015-2, Class B 3.540%, due 05/22/28[1]	67,266	67,298
DRB Prime Student Loan Trust, Series 2015-A, Class A2 3.060%, due 07/25/31[1]	95,868	96,531

PACE Intermediate Fixed Income Investments

Portfolio of investments—January 31, 2017 (unaudited)

	Face Amount	Value
Asset-backed securities—(continued)
Series 2015-A, Class A3 2.320%, due 04/25/30	$96,573	$96,340
Series 2015-B, Class A3 2.540%, due 04/27/26[2]	80,430	80,407
Series 2015-D, Class A1 2.471%, due 01/25/40[1,2]	192,280	195,489
Series 2016-B, Class A2 2.890%, due 06/25/40[2]	178,462	177,906
Series 2016-R, Class A1 2.480%, due 10/25/44[1,2]	492,209	493,440
Drive Auto Receivables Trust, Series 2016-BA, Class B 2.560%, due 06/15/20[1]	100,000	100,610
Series 2016-CA, Class A1 0.900%, due 12/15/17[1]	290,588	290,568
DT Auto Owner Trust, Series 2015-3A, Class A 1.660%, due 03/15/19[2]	21,966	21,969
Series 2016-1A, Class A 2.000%, due 09/16/19[1]	102,540	102,628
Series 2016-2A, Class B 2.920%, due 05/15/20[1]	130,000	130,959
Earnest Student Loan Program LLC, Series 2016-B, Class A1 2.821%, due 02/26/35[1,2]	265,996	271,853
Series 2016-C, Class A2 2.680%, due 07/25/35[1]	355,522	349,647
Series 2016-D, Class A2 2.720%, due 01/25/41[1]	212,983	210,476
Eaton Vance CLO Ltd., Series 2014-1A, Class A 2.473%, due 07/15/26[1,2]	500,000	500,059
ECMC Group Student Loan Trust, Series 2016-1A, Class A 2.121%, due 07/26/66[1,2]	369,387	369,727
Elara HGV Timeshare Issuer LLC, Series 2014-A, Class B 3.020%, due 02/25/27[1]	83,305	83,633
Series 2016-A, Class A 2.730%, due 04/25/28[1]	206,536	204,098
Element Rail Leasing II LLC, Series 2015-1A, Class A1 2.707%, due 02/19/45[1]	72,495	70,720
Series 2016-1A, Class A1 3.968%, due 03/19/46[1]	114,407	114,621
Enterprise Fleet Financing LLC, Series 2016-1, Class A2 1.830%, due 09/20/21[1]	229,599	229,740
Series 2016-2A, Class A1 0.850%, due 07/20/17[1]	118,567	118,535
Exeter Automobile Receivables Trust, Series 2015-2A, Class A 1.540%, due 11/15/19[1]	32,152	32,146
Series 2015-2A, Class C 3.900%, due 03/15/21[1]	230,000	234,401
Series 2015-3A, Class A 2.000%, due 03/16/20[1]	58,465	58,538
	Face Amount	Value
Asset-backed securities—(continued)
Series 2016-3A, Class B 2.840%, due 08/16/21[1]	$110,000	$109,700
First Franklin Mortgage Loan Trust, Series 2004-FFH4, Class M5 2.346%, due 01/25/35[2]	200,000	198,269
First Investors Auto Owner Trust, Series 2013-3A, Class A3 1.440%, due 10/15/19[1]	8,238	8,237
Series 2016-1A, Class A1 1.920%, due 05/15/20[1]	127,810	128,027
Series 2016-2A, Class B 2.210%, due 07/15/22[1]	250,000	246,375
Flagship Credit Auto Trust, Series 2014-1, Class A 1.210%, due 04/15/19[1]	5,367	5,366
Series 2014-2, Class A 1.430%, due 12/16/19[1]	28,297	28,289
Series 2015-2, Class A 1.980%, due 10/15/20[1]	71,461	71,597
FNA Trust, Series 2015-1, Class A 3.240%, due 12/10/23[1]	58,488	58,145
Fremont Home Loan Trust, Series 2005-2, Class M2 1.491%, due 06/25/35[2]	78,044	76,760
Galaxy XX CLO Ltd., Series 2015-20A, Class A 2.480%, due 07/20/27[1,2]	280,000	280,355
GLS Auto Receivables Trust, Series 2015-1A, Class A 2.250%, due 12/15/20[1]	32,320	32,318
GoldenTree Loan Opportunities VII Ltd., Series 2013-7A, Class A 2.188%, due 04/25/25[1,2]	285,000	284,790
Goodgreen Trust, Series 2016-1A, Class A 3.230%, due 10/15/52[1]	267,487	268,965
Hilton Grand Vacations Trust, Series 2013-A, Class A 2.280%, due 01/25/26[1]	58,351	58,035
Series 2014-AA, Class A 1.770%, due 11/25/26[1]	224,938	220,720
HSBC Home Equity Loan Trust USA, Series 2007-3, Class A4 2.239%, due 11/20/36[2]	36,759	36,804
ING Investment Management CLO V Ltd., Series 2007-5A, Class A1A 1.116%, due 05/01/22[1,2]	27,571	27,571
JP Morgan Mortgage Acquisition Corp., Series 2005-FRE1, Class A2V2 0.991%, due 10/25/35[2]	105,078	104,356
Kentucky Higher Education Student Loan Corp., Series 2015-1, Class A1 1.521%, due 12/01/31[2]	125,206	123,936
KeyCorp Student Loan Trust, Series 2006-A, Class 2A4 1.307%, due 09/27/35[2]	197,998	196,484

PACE Intermediate Fixed Income Investments

Portfolio of investments—January 31, 2017 (unaudited)

	Face Amount	Value
Asset-backed securities—(continued)
LCM XXIII Ltd., Series 23A, Class A1 2.506%, due 10/20/29[1,2]	$250,000	$249,871
Leaf Receivables Funding LLC, Series 2016-1, Class A1 1.000%, due 06/15/17[1]	55,330	55,307
Lehman XS Trust, Series 2005-6, Class 1A1 1.291%, due 11/25/35[2]	249,726	168,125
Madison Park Funding XIV Ltd., Series 2014-14A, Class A2 2.480%, due 07/20/26[1,2]	250,000	250,266
Mercedes-Benz Master Owner Trust, Series 2016-AA, Class A 1.347%, due 05/15/20[1,2]	896,000	898,724
MVW Owner Trust, Series 2014-1A, Class A 2.250%, due 09/22/31[1]	134,247	132,543
National Collegiate Student Loan Trust, Series 2005-1, Class A4 0.996%, due 11/27/28[2]	41,585	41,378
Nations Equipment Finance Funding II LLC, Series 2014-1A, Class A 1.558%, due 07/20/18[1]	17,273	17,262
Nations Equipment Finance Funding III LLC, Series 2016-1A, Class A 3.610%, due 02/20/21[1]	146,870	146,743
Navient Private Education Loan Trust, Series 2015-AA, Class A1 1.268%, due 12/15/21[1,2]	132,222	132,269
Navient Student Loan Trust, Series 2016-AA, Class A2A 3.910%, due 12/15/45[1]	700,000	727,965
Navistar Financial Dealer Note Master Owner Trust II, Series 2016-1, Class A 2.121%, due 09/27/21[1,2]	180,000	179,440
Navitas Equipment Receivables LLC, Series 2015-1, Class A2 2.120%, due 11/15/18[1]	117,582	117,664
NCF Dealer Floorplan Master Trust, Series 2014-1A, Class A 2.239%, due 10/20/20[1,2]	110,000	108,796
Nelnet Student Loan Trust, Series 2005-1, Class A5 1.148%, due 10/25/33[2]	145,613	142,109
Series 2006-3, Class B 1.247%, due 06/25/41[2]	147,874	127,188
Series 2015-3A, Class B 2.271%, due 06/25/55[1,2]	100,000	86,046
NextGear Floorplan Master Owner Trust, Series 2014-1A, Class A 1.920%, due 10/15/19[1]	800,000	800,030
Series 2015-2A, Class A 2.380%, due 10/15/20[1]	140,000	140,914
Series 2016-1A, Class A1 2.468%, due 04/15/21[1,2]	230,000	233,535
	Face Amount	Value
Asset-backed securities—(continued)
North Carolina State Education Assistance Authority, Series 2011-2, Class A3 1.838%, due 07/25/36[2]	$130,000	$128,718
NovaStar Mortgage Funding Trust, Series 2005-3, Class A2D 1.141%, due 01/25/36[2]	49,455	49,299
OneMain Financial Issuance Trust, Series 2014-1, Class A 2.430%, due 06/18/24[1]	34,153	34,163
Series 2015-1A, Class A 3.190%, due 03/18/26[1]	1,655,000	1,668,982
Series 2015-2A, Class A 2.570%, due 07/18/25[1]	452,000	451,856
Option One Mortgage Loan Trust Asset-Backed Certificates, Series 2005-5, Class A3 0.981%, due 12/25/35[2]	108,350	107,829
Orange Lake Timeshare Trust, Series 2014-AA, Class A 2.290%, due 07/09/29[1]	44,195	43,615
Series 2016-A, Class A 2.610%, due 03/08/29[1]	158,164	155,766
Oscar US Funding Trust II, Series 2015-1A, Class A4 2.440%, due 06/15/22[1]	200,000	197,052
Oscar US Funding Trust IV, Series 2016-1A, Class A2B 2.468%, due 07/15/20[1,2]	115,058	115,106
OSCAR US Funding Trust V, Series 2016-2A, Class A1 0.900%, due 09/17/17[1]	87,963	87,899
Series 2016-2A, Class A2A 2.310%, due 11/15/19[1]	230,000	230,055
Ownit Mortgage Loan Trust, Series 2005-2, Class M4 1.701%, due 03/25/36[2]	34,929	34,735
PFS Financing Corp., Series 2016-1A, Class A 1.968%, due 02/18/20[1,2]	1,095,000	1,100,535
Series 2016-BA, Class A 1.870%, due 10/15/21[1]	160,000	158,400
PHEAA Student Loan Trust, Series 2016-2A, Class A 1.721%, due 11/25/65[1,2]	330,979	332,881
Popular ABS Mortgage Pass-Through Trust, Series 2006-B, Class A3 1.051%, due 05/25/36[2]	131,581	127,573
Prestige Auto Receivables Trust, Series 2015-1, Class B 2.040%, due 04/15/21[1]	180,000	180,539
Progress Residential Trust, Series 2015-SFR2, Class A 2.740%, due 06/12/32[1]	1,044,710	1,040,243
RAAC Trust, Series 2006-RP2, Class A 1.021%, due 02/25/37[1,2]	122,830	121,868

PACE Intermediate Fixed Income Investments

Portfolio of investments—January 31, 2017 (unaudited)

	Face Amount	Value
Asset-backed securities—(continued)
RASC Trust, Series 2005-AHL3, Class A2 1.011%, due 11/25/35[2]	$66,354	$65,954
Santander Drive Auto Receivables Trust, Series 2014-4, Class C 2.600%, due 11/16/20	865,000	871,078
Series 2014-4, Class D 3.100%, due 11/16/20	120,000	121,715
Series 2015-2, Class C 2.440%, due 04/15/21	280,000	281,901
Series 2015-5, Class A2A 1.120%, due 12/17/18	66,231	66,229
Series 2016-1, Class A3 1.620%, due 03/16/20	1,280,000	1,281,514
Series 2016-1, Class B 2.470%, due 12/15/20	1,150,000	1,158,525
Series 2016-1, Class D 4.020%, due 04/15/22	300,000	310,854
Series 2016-2, Class A3 1.560%, due 05/15/20	190,000	189,952
Seneca Park CLO Ltd., Series 2014-1A, Class A 2.503%, due 07/17/26[1,2]	250,000	250,064
Sierra Timeshare Receivables Funding Co. LLC, Series 2014-3A, Class A 2.300%, due 10/20/31[1]	114,041	113,792
SLM Student Loan Trust, Series 2005-5, Class A4 1.178%, due 10/25/28[2]	160,000	156,883
Series 2005-8, Class B 1.348%, due 01/25/40[2]	123,192	111,713
Series 2006-5, Class B 1.248%, due 10/25/40[2]	129,742	115,492
Series 2012-A, Class A1 2.167%, due 08/15/25[1,2]	46,127	46,162
SMB Private Education Loan Trust, Series 2014-A, Class A2B 1.918%, due 05/15/26[1,2]	570,000	575,146
Series 2015-C, Class B 3.500%, due 09/15/43[1]	630,000	606,332
Series 2016-A, Class A1 1.467%, due 05/15/23[1,2]	490,274	491,149
Series 2016-A, Class A2A 2.700%, due 05/15/31[1]	110,000	108,924
Series 2016-B, Class A2A 2.430%, due 02/17/32[1]	147,000	144,226
Series 2016-C, Class A2A 2.340%, due 09/15/34[1]	570,000	552,263
SoFi Consumer Loan Program LLC, Series 2016-1A, Class A 3.260%, due 08/25/25[1]	1,365	1,369
SoFi Professional Loan Program LLC, Series 2014-A, Class A2 3.020%, due 10/25/27[1]	36,343	36,801
Series 2015-C, Class A2 2.510%, due 08/25/33[1]	666,477	666,033
	Face Amount	Value
Asset-backed securities—(concluded)
Series 2015-D, Class A2 2.720%, due 10/27/36[1]	$687,066	$690,479
Series 2016-A, Class A1 2.521%, due 08/25/36[1,2]	197,942	203,348
Series 2016-B, Class A1 1.971%, due 06/25/33[1,2]	203,288	205,725
Series 2016-B, Class A2A 1.680%, due 03/25/31[1]	160,619	160,413
Series 2016-C, Class A2A 1.480%, due 05/26/31[1]	536,082	535,049
Series 2016-E, Class A2B 2.490%, due 01/25/36[1]	130,000	129,040
Specialty Underwriting & Residential Finance Trust, Series 2005-AB2, Class M1 1.221%, due 06/25/36[2]	40,000	39,066
SpringCastle America Funding LLC, Series 2016-AA, Class A 3.050%, due 04/25/29[1]	367,056	368,891
Symphony CLO XV Ltd., Series 2014-15A, Class A 2.473%, due 10/17/26[1,2]	250,000	250,034
Synchrony Credit Card Master Note Trust, Series 2016-1, Class A 2.040%, due 03/15/22	1,050,000	1,055,483
Tricon American Homes, Series 2015-SFR1, Class A 2.018%, due 05/17/32[1,2]	965,348	964,457
Welk Resorts LLC, Series 2015-AA, Class A 2.790%, due 06/16/31[1]	73,491	72,469
Westgate Resorts LLC, Series 2013-1A, Class A 2.250%, due 08/20/25[1]	29,202	29,179
Series 2014-1A, Class A 2.150%, due 12/20/26[1]	108,258	106,905
Series 2015-2A, Class A 3.200%, due 07/20/28[1]	171,660	170,789
Westlake Automobile Receivables Trust, Series 2016-1A, Class A2B 1.818%, due 01/15/19[1,2]	265,746	266,275
Series 2016-2A, Class A2 1.570%, due 06/17/19[1]	192,444	192,549
World Financial Network Credit Card Master Trust, Series 2016-A, Class A 2.030%, due 04/15/25	880,000	865,181
Total asset-backed securities (cost—$45,010,362)		45,179,239
Corporate notes—30.87%
Aerospace & defense—0.36%
BAE Systems Holdings, Inc. 2.850%, due 12/15/20[1]	50,000	50,598
3.850%, due 12/15/25[1]	20,000	20,485
General Dynamics Corp. 2.125%, due 08/15/26	40,000	36,919

PACE Intermediate Fixed Income Investments

Portfolio of investments—January 31, 2017 (unaudited)

	Face Amount	Value
Corporate notes—(continued)
Aerospace & defense—(concluded)
Lockheed Martin Corp. 3.100%, due 01/15/23	$15,000	$15,158
3.350%, due 09/15/21	170,000	175,440
3.550%, due 01/15/26	275,000	278,624
Northrop Grumman Corp. 3.200%, due 02/01/27	160,000	157,267
3.250%, due 08/01/23	160,000	163,500
United Technologies Corp. 1.778%, due 05/04/18[4]	599,000	599,291
		1,497,282
Airlines—0.02%
American Airlines Pass-Through Trust 2014-1, Class B 4.375%, due 10/01/22	16,427	16,427
American Airlines Pass-Through Trust 2015-1, Class A 3.375%, due 05/01/27	74,591	73,286
		89,713
Auto & truck—0.01%
Delphi Corp. 4.150%, due 03/15/24	43,000	44,238
Banking-non-US—1.84%
ANZ New Zealand International Ltd. 2.250%, due 02/01/19[1]	520,000	521,534
Bancolombia SA 5.950%, due 06/03/21	220,000	241,582
BNP Paribas SA 3.800%, due 01/10/24[1]	550,000	550,780
4.375%, due 05/12/26[1]	240,000	239,407
Citizens Financial Group, Inc. 2.375%, due 07/28/21	15,000	14,749
Credit Agricole SA 3.375%, due 01/10/22[1]	320,000	320,216
Credit Suisse Group AG 3.574%, due 01/09/23[1]	265,000	263,641
Credit Suisse Group Funding Guernsey Ltd. 2.750%, due 03/26/20	345,000	343,398
3.450%, due 04/16/21	250,000	252,028
3.800%, due 06/09/23	254,000	253,876
Credit Suisse New York 1.700%, due 04/27/18	395,000	394,721
Deutsche Bank AG 1.350%, due 05/30/17	60,000	59,953
1.400%, due 02/13/17	480,000	479,979
Discover Financial Services 3.750%, due 03/04/25	35,000	34,180
HSBC Holdings PLC 4.375%, due 11/23/26	200,000	201,051
ING Bank N.V. 5.800%, due 09/25/23[1]	200,000	221,654
Kreditanstalt fuer Wiederaufbau 1.500%, due 02/06/19	509,000	508,955
	Face Amount	Value
Corporate notes—(continued)
Banking-non-US—(concluded)
Lloyds Banking Group PLC 3.000%, due 01/11/22	$200,000	$199,264
3.750%, due 01/11/27	200,000	196,590
4.650%, due 03/24/26	201,000	202,528
Macquarie Bank Ltd. 2.850%, due 01/15/21[1,5]	75,000	75,425
Mitsubishi UFJ Trust & Banking Corp. 2.650%, due 10/19/20[1]	540,000	539,689
Nordea Bank AB 1.875%, due 09/17/18[1]	200,000	199,958
Royal Bank of Canada GMTN 2.500%, due 01/19/21	240,000	240,967
Royal Bank of Scotland Group PLC 4.800%, due 04/05/26	200,000	200,225
Santander UK Group Holdings PLC 2.875%, due 10/16/20	245,000	244,729
2.875%, due 08/05/21	201,000	198,479
3.571%, due 01/10/23	410,000	410,475
		7,610,033
Banking-US—5.50%
Aviation Capital Group Corp. 2.875%, due 09/17/18[1]	630,000	637,875
Bank of America Corp. 2.000%, due 01/11/18	178,000	178,605
2.250%, due 04/21/20	677,000	671,771
3.875%, due 08/01/25	530,000	535,687
3.950%, due 04/21/25	340,000	337,294
4.000%, due 01/22/25	410,000	407,945
4.450%, due 03/03/26	131,000	133,686
Bank of America Corp. GMTN 3.300%, due 01/11/23	120,000	120,147
Bank of America Corp. MTN 1.950%, due 05/12/18	137,000	137,272
2.066%, due 03/22/18[2]	770,000	776,206
2.151%, due 11/09/20	850,000	834,968
2.503%, due 10/21/22	520,000	502,428
3.824%, due 01/20/28[2]	520,000	516,202
6.875%, due 04/25/18	63,000	66,751
Branch Banking & Trust Co. 3.625%, due 09/16/25	250,000	254,184
Capital One Bank USA N.A. 1.300%, due 06/05/17	250,000	249,792
Capital One Financial Corp. 3.200%, due 02/05/25	210,000	203,590
3.500%, due 06/15/23	123,000	124,671
3.750%, due 07/28/26	360,000	347,871
4.200%, due 10/29/25	232,000	233,333
Capital One N.A 2.350%, due 01/31/20	330,000	330,898
2.950%, due 07/23/21	260,000	262,154
CIT Group, Inc. 3.875%, due 02/19/19	295,000	301,269
5.500%, due 02/15/19[1]	155,000	163,072
Discover Bank 2.600%, due 11/13/18	330,000	333,099

PACE Intermediate Fixed Income Investments

Portfolio of investments—January 31, 2017 (unaudited)

	Face Amount	Value
Corporate notes—(continued)
Banking-US—(continued)
3.100%, due 06/04/20	$250,000	$253,000
4.200%, due 08/08/23	270,000	280,963
Fifth Third Bank MTN 2.150%, due 08/20/18	206,000	207,189
First Horizon National Corp. 3.500%, due 12/15/20	580,000	590,647
Goldman Sachs Group, Inc. 2.239%, due 04/30/18[3]	530,000	534,765
2.375%, due 01/22/18	591,000	595,160
2.550%, due 10/23/19	231,000	232,469
3.500%, due 01/23/25	40,000	39,555
3.750%, due 05/22/25	455,000	456,902
3.750%, due 02/25/26	100,000	99,888
4.250%, due 10/21/25	65,000	65,814
HSBC USA, Inc. 1.700%, due 03/05/18	100,000	99,963
2.750%, due 08/07/20	380,000	382,895
JPMorgan Chase & Co. 1.938%, due 01/25/18[3]	525,000	527,939
2.700%, due 05/18/23	150,000	146,297
2.950%, due 10/01/26	740,000	699,866
3.200%, due 06/15/26	150,000	145,106
3.250%, due 09/23/22	105,000	106,265
3.782%, due 02/01/28[2,3]	640,000	642,230
4.250%, due 10/01/27	343,000	349,705
4.500%, due 01/24/22	130,000	139,695
6.000%, due 08/01/23[2,6]	178,000	182,895
KeyCorp MTN 2.900%, due 09/15/20	100,000	101,420
Northern Trust Corp. 4.600%, due 10/01/26[2,6]	269,000	262,275
Regions Financial Corp. 3.200%, due 02/08/21	180,000	183,123
Santander Holdings USA, Inc. 2.700%, due 05/24/19	210,000	210,499
4.500%, due 07/17/25	160,000	162,115
State Street Corp. 2.550%, due 08/18/20	195,000	197,293
5.250%, due 09/15/20[2,6]	1,000,000	1,042,500
The Bank of New York Mellon Corp. 2.050%, due 05/03/21	175,000	171,555
2.800%, due 05/04/26	90,000	86,305
3.000%, due 02/24/25	160,000	157,798
4.625%, due 09/20/26[2,6]	525,000	498,907
4.950%, due 06/20/20[2,6]	535,000	547,706
The Goldman Sachs Group, Inc. 2.600%, due 04/23/20	349,000	350,534
5.300%, due 11/10/26[2,6]	65,000	63,570
Wells Fargo & Co. 1.671%, due 04/23/18[2]	685,000	687,352
2.100%, due 07/26/21	540,000	525,419
3.000%, due 04/22/26	234,000	222,854
3.069%, due 01/24/23	360,000	359,487
5.875%, due 06/15/25[2,6]	610,000	648,506
Wells Fargo & Co. GMTN 4.300%, due 07/22/27	555,000	568,638
	Face Amount	Value
Corporate notes—(continued)
Banking-US—(concluded)
Wells Fargo & Co. MTN 3.550%, due 09/29/25	$104,000	$103,863
4.750%, due 12/07/46	135,000	137,604
		22,729,301
Beverages—0.73%
Anheuser-Busch InBev Finance, Inc. 2.650%, due 02/01/21	736,000	740,324
3.300%, due 02/01/23	608,000	617,948
3.650%, due 02/01/26	1,124,000	1,131,386
PepsiCo, Inc. 2.375%, due 10/06/26	180,000	169,443
The Coca-Cola Co. 1.875%, due 10/27/20	350,000	348,771
		3,007,872
Biotechnology—0.33%
Amgen, Inc. 3.125%, due 05/01/25	40,000	38,909
4.563%, due 06/15/48	26,000	25,194
4.663%, due 06/15/51	73,000	70,962
Biogen, Inc. 3.625%, due 09/15/22	140,000	144,235
Celgene Corp. 2.250%, due 05/15/19	50,000	50,151
2.875%, due 08/15/20	465,000	472,314
3.250%, due 08/15/22	90,000	90,972
Gilead Sciences, Inc. 2.500%, due 09/01/23	30,000	29,072
3.250%, due 09/01/22	80,000	81,837
3.650%, due 03/01/26	181,000	183,936
3.700%, due 04/01/24	205,000	210,439
		1,398,021
Building & construction—0.03%
SBA Tower Trust 3.598%, due 04/15/18[1]	130,000	130,436
Building products—0.11%
Holcim US Finance Sarl & Cie SCS 6.000%, due 12/30/19[2]	415,000	455,842
Chemicals—0.31%
CF Industries, Inc. 4.500%, due 12/01/26[1]	160,000	160,176
Eastman Chemical Co. 3.800%, due 03/15/25	42,000	42,633
LYB International Finance BV 4.000%, due 07/15/23	125,000	131,040
LyondellBasell Industries N.V. 5.000%, due 04/15/19	500,000	528,755
Monsanto Co. 3.375%, due 07/15/24	77,000	77,293
RPM International, Inc. 6.125%, due 10/15/19	259,000	282,759
The Dow Chemical Co. 8.550%, due 05/15/19	55,000	62,873
		1,285,529

PACE Intermediate Fixed Income Investments

Portfolio of investments—January 31, 2017 (unaudited)

	Face Amount	Value
Corporate notes—(continued)
Commercial services—0.03%
Duke University 4.077%, due 10/01/48	$91,000	$93,683
Republic Services, Inc. 2.900%, due 07/01/26	35,000	33,581
		127,264
Communications equipment—0.42%
Apple, Inc. 2.000%, due 05/06/20	225,000	225,481
2.450%, due 08/04/26	460,000	429,509
2.850%, due 05/06/21	560,000	571,988
3.250%, due 02/23/26	241,000	239,858
QUALCOMM, Inc. 3.450%, due 05/20/25	268,000	268,394
		1,735,230
Computers—0.27%
Hewlett Packard Enterprise Co. 2.450%, due 10/05/17	370,000	371,907
2.850%, due 10/05/18	250,000	253,154
3.600%, due 10/15/20	285,000	292,526
International Business Machines Corp. 3.450%, due 02/19/26	212,000	214,438
		1,132,025
Consumer products—0.02%
Enbridge, Inc. 3.500%, due 06/10/24	40,000	39,483
4.250%, due 12/01/26	50,000	51,450
		90,933
Containers & packaging—0.08%
WestRock RKT Co. 4.900%, due 03/01/22	293,000	318,388
Diversified financial services—0.61%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust 4.500%, due 05/15/21	306,000	318,968
BGC Partners, Inc. 5.125%, due 05/27/21	330,000	339,872
Fidelity National Information Services, Inc. 3.500%, due 04/15/23	130,000	132,349
5.000%, due 10/15/25	51,000	55,435
GE Capital International Funding Co. 2.342%, due 11/15/20	384,000	385,075
General Electric Capital Corp. 5.500%, due 01/08/20	134,000	147,636
General Electric Capital Corp. MTN 4.375%, due 09/16/20	138,000	148,614
Intercontinental Exchange, Inc. 3.750%, due 12/01/25	100,000	102,882
Nomura Holdings, Inc. GMTN 2.750%, due 03/19/19	80,000	80,826
S&P Global, Inc. 3.300%, due 08/14/20	370,000	378,816
	Face Amount	Value
Corporate notes—(continued)
Diversified financial services—(concluded)
Visa, Inc. 3.150%, due 12/14/25	$79,000	$78,805
4.150%, due 12/14/35	304,000	314,484
4.300%, due 12/14/45	50,000	51,747
		2,535,509
Electric utilities—0.31%
Ameren Corp. 2.700%, due 11/15/20	220,000	221,276
DTE Energy Co. 3.300%, due 06/15/22	150,000	152,797
Duke Energy Carolinas LLC 2.950%, due 12/01/26	185,000	181,216
Duke Energy Corp. 1.800%, due 09/01/21	270,000	260,351
3.750%, due 04/15/24	110,000	113,564
4.800%, due 12/15/45	190,000	201,623
Exelon Generation Co. LLC 4.250%, due 06/15/22[5]	128,000	133,013
		1,263,840
Electric-generation—0.02%
Emera US Finance LP 2.150%, due 06/15/19	50,000	49,956
3.550%, due 06/15/26	40,000	39,227
		89,183
Electric-integrated—1.55%
CMS Energy Corp. 3.000%, due 05/15/26	30,000	28,770
Dominion Resources, Inc. 1.500%, due 09/30/18[2]	355,000	351,507
Eaton Corp. 1.500%, due 11/02/17	605,000	605,327
2.750%, due 11/02/22	1,168,000	1,164,846
EDP Finance BV 4.125%, due 01/15/20[1]	460,000	472,684
4.900%, due 10/01/19[1]	63,000	66,180
Entergy Corp. 2.950%, due 09/01/26	45,000	42,465
4.000%, due 07/15/22	195,000	204,047
Entergy Texas, Inc. 2.550%, due 06/01/21	45,000	44,919
7.125%, due 02/01/19	340,000	373,901
Exelon Corp. 2.450%, due 04/15/21	5,000	4,948
2.850%, due 06/15/20	70,000	70,972
3.400%, due 04/15/26	10,000	9,766
Israel Electric Corp. Ltd. 7.250%, due 01/15/19[1]	220,000	237,875
Jabil Circuit, Inc. 8.250%, due 03/15/18	620,000	660,771
Majapahit Holding BV 7.750%, due 01/20/20[1]	210,000	235,620

PACE Intermediate Fixed Income Investments

Portfolio of investments—January 31, 2017 (unaudited)

	Face Amount	Value
Corporate notes—(continued)
Electric-integrated—(concluded)
Pacificorp 5.500%, due 01/15/19	$486,000	$521,838
5.750%, due 04/01/37	275,000	336,744
Puget Energy, Inc. 5.625%, due 07/15/22	450,000	497,710
6.000%, due 09/01/21	75,000	83,961
Virginia Electric & Power Co. 3.100%, due 05/15/25	185,000	183,237
3.150%, due 01/15/26	30,000	29,714
WEC Energy Group, Inc. 2.450%, due 06/15/20	170,000	170,471
		6,398,273
Electronic equipment & instruments—0.09%
Avnet, Inc. 4.625%, due 04/15/26	30,000	30,227
Honeywell International, Inc. 2.500%, due 11/01/26	160,000	150,445
Thermo Fisher Scientific, Inc. 2.950%, due 09/19/26	25,000	23,628
3.000%, due 04/15/23	30,000	29,589
3.600%, due 08/15/21	150,000	155,213
		389,102
Finance-captive automotive—1.64%
American Honda Finance Corp. MTN 2.250%, due 08/15/19	125,000	125,938
Ares Capital Corp. 3.875%, due 01/15/20	275,000	280,103
BMW US Capital LLC 1.500%, due 04/11/19[1]	153,000	151,819
CDP Financial, Inc. 4.400%, due 11/25/19[1]	860,000	917,268
Daimler Finance North America LLC 1.500%, due 07/05/19[1]	153,000	150,880
2.300%, due 01/06/20[1]	340,000	340,725
Ford Motor Credit Co. LLC 2.943%, due 01/08/19	330,000	333,999
3.336%, due 03/18/21	330,000	333,320
6.625%, due 08/15/17	220,000	226,351
FS Investment Corp. 4.000%, due 07/15/19	200,000	201,692
General Motors Financial Co., Inc. 2.400%, due 05/09/19	105,000	104,704
3.100%, due 01/15/19	175,000	177,175
3.200%, due 07/13/20	240,000	241,947
3.200%, due 07/06/21	177,000	176,151
3.500%, due 07/10/19	675,000	689,128
Hyundai Capital America 2.400%, due 10/30/18[1]	105,000	105,427
2.500%, due 03/18/19[1]	30,000	30,062
2.550%, due 02/06/19[1]	550,000	552,483
3.000%, due 10/30/20[1]	285,000	286,100
	Face Amount	Value
Corporate notes—(continued)
Finance-captive automotive—(concluded)
Lazard Group LLC 4.250%, due 11/14/20	$300,000	$315,006
Nissan Motor Acceptance Corp. 1.900%, due 09/14/21[1]	290,000	279,798
2.000%, due 03/08/19[1]	28,000	27,947
2.125%, due 03/03/20[1]	40,000	39,742
Synchrony Financial 2.600%, due 01/15/19	120,000	120,737
4.500%, due 07/23/25	75,000	77,464
The Charles Schwab Corp. 4.625%, due 03/01/22[2,6]	365,000	351,313
Toyota Motor Credit Corp. MTN 1.400%, due 05/20/19	40,000	39,624
2.125%, due 07/18/19	80,000	80,467
		6,757,370
Finance-other—0.14%
International Lease Finance Corp. 3.875%, due 04/15/18	550,000	558,250
Financial services—3.61%
Ally Financial, Inc. 3.250%, due 02/13/18	690,000	697,762
5.500%, due 02/15/17	485,000	485,485
Barclays PLC 2.750%, due 11/08/19	200,000	200,427
3.200%, due 08/10/21	730,000	725,848
3.684%, due 01/10/23	290,000	290,452
4.375%, due 01/12/26	205,000	205,928
5.200%, due 05/12/26	485,000	491,994
Citigroup, Inc. 1.800%, due 02/05/18	700,000	700,196
2.050%, due 12/07/18	161,000	161,023
2.350%, due 08/02/21	455,000	445,533
Doric Nimrod Air Alpha Ltd. 2013-1 Pass-Through Trust 5.250%, due 05/30/23[1]	287,314	299,525
Export Development Canada 0.875%, due 08/27/18[1]	275,000	273,017
Intesa Sanpaolo SpA 5.710%, due 01/15/26[1]	200,000	189,572
JPMorgan Chase & Co. 1.700%, due 03/01/18	835,000	835,318
2.200%, due 10/22/19	410,000	410,814
2.250%, due 01/23/20	215,000	215,316
2.273%, due 10/24/23[2]	135,000	137,313
2.750%, due 06/23/20	720,000	728,765
5.300%, due 05/01/20[2,6]	470,000	482,925
Morgan Stanley 1.875%, due 01/05/18	170,000	170,423
2.125%, due 04/25/18	645,000	647,715
2.450%, due 02/01/19	240,000	241,762
2.500%, due 04/21/21	95,000	93,793
2.650%, due 01/27/20	595,000	599,483
2.800%, due 06/16/20	880,000	888,273
3.625%, due 01/20/27	240,000	236,182

PACE Intermediate Fixed Income Investments

Portfolio of investments—January 31, 2017 (unaudited)

	Face Amount	Value
Corporate notes—(continued)
Financial services—(concluded)
3.750%, due 02/25/23	$275,000	$282,174
3.950%, due 04/23/27	205,000	200,349
6.625%, due 04/01/18	760,000	801,673
Morgan Stanley MTN 2.200%, due 12/07/18	125,000	125,473
2.625%, due 11/17/21	85,000	83,689
SteelRiver Transmission Co. LLC 4.710%, due 06/30/17[1]	590,832	593,353
Sumitomo Mitsui Financial Group, Inc. 2.058%, due 07/14/21	277,000	268,103
The Bank of New York Mellon Corp. MTN 3.442%, due 02/07/28[2,3]	394,000	394,000
The Hartford Financial Services Group, Inc. 5.125%, due 04/15/22	284,000	314,538
8.125%, due 06/15/38[2]	380,000	406,600
US Bancorp MTN 1.950%, due 11/15/18	560,000	563,199
		14,887,995
Food & drug retailing—0.18%
CVS Health Corp. 2.125%, due 06/01/21	385,000	376,418
3.375%, due 08/12/24	315,000	315,773
3.875%, due 07/20/25	52,000	53,299
		745,490
Food processors/beverage/bottling—0.07%
Ecolab, Inc. 2.000%, due 01/14/19	270,000	270,860
Food products—0.41%
Danone SA 2.077%, due 11/02/21[1]	575,000	558,959
2.589%, due 11/02/23[1]	450,000	434,231
Kraft Heinz Foods Co. 3.000%, due 06/01/26	330,000	308,370
Sysco Corp. 2.600%, due 10/01/20	250,000	251,931
3.300%, due 07/15/26	160,000	156,504
		1,709,995
Food/beverage—0.03%
Molson Coors Brewing Co. 3.000%, due 07/15/26	140,000	131,682
Gas pipelines—0.39%
Kinder Morgan, Inc. 4.300%, due 06/01/25[5]	540,000	555,078
7.000%, due 06/15/17	680,000	693,306
Plains All American Pipeline LP/PAA Finance Corp. 2.600%, due 12/15/19	370,000	370,430
		1,618,814
	Face Amount	Value
Corporate notes—(continued)
Health care equipment & supplies—0.11%
Becton Dickinson and Co. 1.800%, due 12/15/17	$86,000	$86,222
2.675%, due 12/15/19	48,000	48,748
3.734%, due 12/15/24	40,000	40,997
St. Jude Medical LLC 2.000%, due 09/15/18	105,000	105,094
2.800%, due 09/15/20	140,000	140,720
3.875%, due 09/15/25	15,000	14,980
		436,761
Health care providers & services—0.39%
Aetna, Inc. 1.900%, due 06/07/19	360,000	360,283
2.750%, due 11/15/22	215,000	214,220
2.800%, due 06/15/23	30,000	29,753
3.200%, due 06/15/26	290,000	289,878
3.500%, due 11/15/24	44,000	44,608
Cigna Corp. 3.250%, due 04/15/25	140,000	137,613
4.000%, due 02/15/22	167,000	174,511
4.500%, due 03/15/21	295,000	314,274
HealthSouth Corp. 5.750%, due 11/01/24	55,000	55,825
		1,620,965
Hotels, restaurants & leisure—0.17%
Brunswick Corp. 4.625%, due 05/15/21[1]	548,000	554,165
Host Hotels & Resorts LP 4.500%, due 02/01/26	70,000	71,733
McDonald's Corp. 2.750%, due 12/09/20	25,000	25,343
McDonald's Corp. MTN 3.700%, due 01/30/26	45,000	45,638
		696,879
Household durables—0.13%
Newell Brands, Inc. 2.600%, due 03/29/19	335,000	339,147
3.850%, due 04/01/23	206,000	212,324
		551,471
Industrial conglomerates—0.05%
General Electric Co. 3.375%, due 03/11/24	190,000	195,449
Insurance—0.78%
American International Group, Inc. 3.300%, due 03/01/21	265,000	271,698
3.750%, due 07/10/25	10,000	10,033
3.900%, due 04/01/26	222,000	223,818
Aon PLC 3.875%, due 12/15/25	95,000	96,838
Arch Capital Finance LLC 4.011%, due 12/15/26	55,000	55,749

PACE Intermediate Fixed Income Investments

Portfolio of investments—January 31, 2017 (unaudited)

	Face Amount	Value
Corporate notes—(continued)
Insurance—(concluded)
Berkshire Hathaway, Inc. 2.750%, due 03/15/23	$50,000	$49,938
3.125%, due 03/15/26	35,000	34,701
CNA Financial Corp. 5.750%, due 08/15/21	241,000	269,244
Lincoln National Corp. 6.250%, due 02/15/20	235,000	259,795
Marsh & McLennan Cos., Inc. 3.750%, due 03/14/26	405,000	412,092
MetLife, Inc. 3.000%, due 03/01/25	155,000	151,778
Principal Financial Group, Inc. 3.125%, due 05/15/23	57,000	56,899
TIAA Asset Management Finance Co. LLC 2.950%, due 11/01/19[1]	550,000	559,579
Trinity Acquisition PLC 3.500%, due 09/15/21	220,000	222,643
4.625%, due 08/15/23	30,000	31,445
Unum Group 3.000%, due 05/15/21	80,000	79,819
Willis Towers Watson PLC 5.750%, due 03/15/21	145,000	159,111
XLIT Ltd. 5.750%, due 10/01/21	235,000	262,220
		3,207,400
Machinery—0.11%
John Deere Capital Corp. MTN 2.650%, due 01/06/22	210,000	210,672
2.800%, due 03/06/23	250,000	251,230
		461,902
Media—1.61%
Charter Communications Operating LLC/ Charter Communications Operating Capital 3.579%, due 07/23/20	1,500,000	1,536,492
4.908%, due 07/23/25	45,000	47,184
6.484%, due 10/23/45	175,000	198,943
Comcast Corp. 1.625%, due 01/15/22	80,000	76,285
2.350%, due 01/15/27	255,000	231,652
3.150%, due 03/01/26	64,000	62,608
3.300%, due 02/01/27	960,000	945,544
5.150%, due 03/01/20	550,000	599,809
Cox Communications, Inc. 3.350%, due 09/15/26[1]	375,000	357,014
Discovery Communications LLC 3.450%, due 03/15/25	171,000	162,504
4.900%, due 03/11/26	290,000	302,630
5.050%, due 06/01/20	6,000	6,459
iHeartCommunications, Inc. 9.000%, due 09/15/22[5]	220,000	165,000
NBCUniversal Enterprise, Inc. 5.250%, due 03/19/21[2,6]	475,000	497,563
NBCUniversal Media LLC 5.150%, due 04/30/20	25,000	27,355
	Face Amount	Value
Corporate notes—(continued)
Media—(concluded)
SFR Group SA 7.375%, due 05/01/26[1]	$200,000	$205,250
The Walt Disney Co. GMTN 3.150%, due 09/17/25	75,000	76,029
The Walt Disney Co. MTN 1.850%, due 07/30/26	370,000	330,636
Time Warner Cable LLC 5.000%, due 02/01/20	265,000	281,869
Time Warner, Inc. 3.600%, due 07/15/25	76,000	74,496
3.875%, due 01/15/26	148,000	147,053
Viacom, Inc. 2.250%, due 02/04/22	35,000	33,000
3.450%, due 10/04/26	145,000	134,582
4.250%, due 09/01/23	130,000	130,622
		6,630,579
Medical providers—0.48%
HCA, Inc. 3.750%, due 03/15/19	515,000	524,013
Laboratory Corp. of America Holdings 2.625%, due 02/01/20	255,000	256,036
Stryker Corp. 2.625%, due 03/15/21	45,000	45,203
3.500%, due 03/15/26	190,000	191,133
UnitedHealth Group, Inc. 1.700%, due 02/15/19	525,000	523,783
2.700%, due 07/15/20	41,000	41,672
2.875%, due 12/15/21	134,000	136,126
2.875%, due 03/15/22	144,000	145,782
3.100%, due 03/15/26	110,000	108,276
		1,972,024
Oil & gas—0.69%
Airgas, Inc. 3.050%, due 08/01/20	325,000	332,979
Apache Corp. 3.625%, due 02/01/21	75,000	77,856
Chevron Corp. 1.718%, due 06/24/18	200,000	200,632
2.954%, due 05/16/26	100,000	97,958
Devon Energy Corp. 3.250%, due 05/15/22[5]	165,000	165,426
Dominion Gas Holdings LLC 3.600%, due 12/15/24	133,000	134,115
Ecopetrol SA 4.125%, due 01/16/25	195,000	183,335
EOG Resources, Inc. 4.150%, due 01/15/26	150,000	156,980
Kinder Morgan Energy Partners LP 4.250%, due 09/01/24	180,000	184,163
Nabors Industries, Inc. 4.625%, due 09/15/21	121,000	123,420
Pioneer Natural Resources Co. 6.875%, due 05/01/18	650,000	688,562

PACE Intermediate Fixed Income Investments

Portfolio of investments—January 31, 2017 (unaudited)

	Face Amount	Value
Corporate notes—(continued)
Oil & gas—(concluded)
Shell International Finance BV 2.125%, due 05/11/20	$452,000	$452,331
3.250%, due 05/11/25	30,000	29,891
		2,827,648
Oil field equipment & services—0.03%
Halliburton Co. 3.800%, due 11/15/25	120,000	122,046
Oil services—0.13%
BP Capital Markets PLC 2.241%, due 09/26/18	150,000	151,207
3.062%, due 03/17/22	265,000	268,320
3.216%, due 11/28/23	100,000	100,385
		519,912
Pharmaceuticals—2.28%
Abbott Laboratories 2.350%, due 11/22/19	270,000	270,686
AbbVie, Inc. 2.300%, due 05/14/21	70,000	68,877
2.900%, due 11/06/22	415,000	410,072
3.200%, due 05/14/26	45,000	42,670
Actavis Funding SCS 3.000%, due 03/12/20	110,000	111,703
3.450%, due 03/15/22	230,000	233,184
3.800%, due 03/15/25	675,000	673,665
Baxalta, Inc. 2.875%, due 06/23/20	160,000	161,575
4.000%, due 06/23/25	124,000	124,427
Forest Laboratories, Inc. 5.000%, due 12/15/21[1]	510,000	551,634
Johnson & Johnson 2.450%, due 03/01/26	25,000	23,886
Medtronic, Inc. 3.150%, due 03/15/22	1,000,000	1,022,047
3.500%, due 03/15/25	501,000	512,079
3.625%, due 03/15/24	75,000	78,059
Mylan N.V. 2.500%, due 06/07/19	220,000	219,806
3.150%, due 06/15/21	510,000	510,036
3.950%, due 06/15/26	229,000	238,206
Mylan, Inc. 3.125%, due 01/15/23[1]	340,000	324,417
Pfizer, Inc. 2.100%, due 05/15/19	150,000	151,663
3.000%, due 12/15/26	330,000	324,118
3.400%, due 05/15/24	210,000	217,247
Shire Acquisitions Investments Ireland DAC 1.900%, due 09/23/19	195,000	192,666
2.400%, due 09/23/21	460,000	446,932
3.200%, due 09/23/26	275,000	258,192
Teva Pharmaceutical Finance Co. BV 2.950%, due 12/18/22	200,000	192,235
	Face Amount	Value
Corporate notes—(continued)
Pharmaceuticals—(concluded)
Teva Pharmaceutical Finance Netherlands III BV 1.400%, due 07/20/18	$160,000	$158,857
2.200%, due 07/21/21	525,000	501,051
2.800%, due 07/21/23	135,000	126,456
3.150%, due 10/01/26[5]	423,000	383,902
Valeant Pharmaceuticals International, Inc. 6.750%, due 08/15/18[1,5]	480,000	473,400
Zoetis, Inc. 1.875%, due 02/01/18	420,000	420,544
		9,424,292
Pipelines—0.33%
Enbridge Energy Partners LP 5.875%, due 10/15/25	22,000	24,509
Energy Transfer Partners LP 4.050%, due 03/15/25	386,000	383,787
4.750%, due 01/15/26	199,000	206,886
Enterprise Products Operating LLC 3.700%, due 02/15/26	65,000	65,287
3.750%, due 02/15/25	65,000	65,882
3.950%, due 02/15/27[5]	150,000	152,942
Kinder Morgan Energy Partners LP 4.300%, due 05/01/24	80,000	82,248
Sabine Pass Liquefaction LLC 5.625%, due 04/15/23	240,000	260,400
Sunoco Logistics Partners Operations LP 5.950%, due 12/01/25	93,000	104,097
		1,346,038
Real estate investment trusts—0.28%
American Tower Corp. 3.300%, due 02/15/21	134,000	135,519
3.375%, due 10/15/26	200,000	189,731
4.400%, due 02/15/26	174,000	178,677
Boston Properties LP 2.750%, due 10/01/26	120,000	109,327
Digital Realty Trust LP 3.400%, due 10/01/20	185,000	188,660
Realty Income Corp. 3.000%, due 01/15/27	110,000	103,931
Weyerhaeuser Co. 7.375%, due 10/01/19	230,000	257,822
		1,163,667
Retail—0.50%
Amazon.com, Inc. 3.800%, due 12/05/24	340,000	357,075
AutoNation, Inc. 3.350%, due 01/15/21	150,000	151,505
Dollar Tree, Inc. 5.750%, due 03/01/23	500,000	528,250
Lowe's Cos., Inc. 2.500%, due 04/15/26	60,000	56,624

PACE Intermediate Fixed Income Investments

Portfolio of investments—January 31, 2017 (unaudited)

	Face Amount	Value
Corporate notes—(continued)
Retail—(concluded)
QVC, Inc. 3.125%, due 04/01/19	$177,000	$179,775
Walgreens Boots Alliance, Inc. 2.600%, due 06/01/21	300,000	299,440
3.450%, due 06/01/26	490,000	477,688
		2,050,357
Semiconductor equipment & products—0.19%
Analog Devices, Inc. 2.500%, due 12/05/21	110,000	108,862
3.500%, due 12/05/26	65,000	63,886
Intel Corp. 2.700%, due 12/15/22	200,000	201,364
KLA-Tencor Corp. 4.650%, due 11/01/24	4,000	4,234
Lam Research Corp. 2.800%, due 06/15/21	27,000	26,988
3.800%, due 03/15/25	28,000	28,129
NXP BV/NXP Funding LLC 4.125%, due 06/01/21[1]	345,000	356,178
		789,641
Software & services—0.84%
Microsoft Corp. 1.550%, due 08/08/21	200,000	193,567
1.850%, due 02/06/20[3]	330,000	329,962
2.000%, due 08/08/23	260,000	247,600
2.400%, due 08/08/26	740,000	689,154
2.650%, due 11/03/22	25,000	25,020
3.300%, due 02/06/27[3]	410,000	408,545
Oracle Corp. 1.900%, due 09/15/21	520,000	507,805
2.400%, due 09/15/23	250,000	241,460
2.650%, due 07/15/26	480,000	451,923
2.800%, due 07/08/21	340,000	346,593
3.400%, due 07/08/24	44,000	44,747
		3,486,376
Special purpose entity—0.27%
CC Holdings GS V LLC/ Crown Castle GS III Corp. 3.849%, due 04/15/23	43,000	43,954
Crown Castle Towers LLC 6.113%, due 01/15/20[1]	495,000	537,082
Penske Truck Leasing Co. LP/ PTL Finance Corp. 2.500%, due 06/15/19[1]	220,000	221,166
3.050%, due 01/09/20[1]	315,000	319,520
		1,121,722
Technology, hardware & equipment—0.42%
Broadcom Corp./Broadcom Cayman Finance Ltd. 3.000%, due 01/15/22[1]	780,000	776,495
	Face Amount	Value
Corporate notes—(continued)
Technology, hardware & equipment—(concluded)
Diamond 1 Finance Corp./ Diamond 2 Finance Corp. 3.480%, due 06/01/19[1]	$225,000	$229,541
4.420%, due 06/15/21[1]	125,000	130,470
6.020%, due 06/15/26[1]	145,000	156,544
NVIDIA Corp. 3.200%, due 09/16/26	440,000	422,791
		1,715,841
Telecommunications—0.67%
Cisco Systems, Inc. 1.850%, due 09/20/21	324,000	316,333
2.200%, due 02/28/21	336,000	334,924
2.200%, due 09/20/23	70,000	67,397
2.500%, due 09/20/26	220,000	207,968
Harris Corp. 2.700%, due 04/27/20	45,000	44,957
3.832%, due 04/27/25	30,000	30,573
Verizon Communications, Inc. 1.750%, due 08/15/21	160,000	152,726
2.625%, due 02/21/20	130,000	131,654
2.625%, due 08/15/26	520,000	471,654
3.000%, due 11/01/21	91,000	91,285
3.450%, due 03/15/21	64,000	65,626
4.500%, due 09/15/20	65,000	69,318
4.862%, due 08/21/46	366,000	352,036
5.150%, due 09/15/23	399,000	440,535
		2,776,986
Tobacco—0.20%
Altria Group, Inc. 2.850%, due 08/09/22	150,000	149,752
Reynolds American, Inc. 2.300%, due 06/12/18	165,000	165,992
3.250%, due 06/12/20	46,000	47,173
4.450%, due 06/12/25	447,000	467,159
		830,076
Transportation—0.40%
Burlington Northern Santa Fe LLC 3.000%, due 04/01/25	25,000	24,954
CSX Corp. 2.600%, due 11/01/26	100,000	92,814
FedEx Corp. 3.250%, due 04/01/26	205,000	202,947
GATX Corp. 2.600%, due 03/30/20	275,000	273,224
Norfolk Southern Corp. 2.900%, due 06/15/26	124,000	119,363
Ryder System, Inc. MTN 2.250%, due 09/01/21	30,000	29,361
2.450%, due 09/03/19	180,000	181,070
2.550%, due 06/01/19	10,000	10,101
TTX Co. 2.250%, due 02/01/19[1]	250,000	250,353

PACE Intermediate Fixed Income Investments

Portfolio of investments—January 31, 2017 (unaudited)

	Face Amount	Value
Corporate notes—(concluded)
Transportation—(concluded)
Union Pacific Railroad Co. 2014-1 Pass-Through Trust 3.227%, due 05/14/26	$186,241	$183,276
United Parcel Service, Inc. 3.125%, due 01/15/21	110,000	113,667
Virgin Australia 2013-1B Pass-Through Trust 6.000%, due 10/23/20[1]	150,352	152,574
		1,633,704
Wireless telecommunications—0.70%
AT&T, Inc. 2.300%, due 03/11/19	110,000	110,373
2.375%, due 11/27/18	110,000	110,737
2.450%, due 06/30/20	190,000	188,563
2.625%, due 12/01/22	320,000	308,007
3.800%, due 03/15/22	73,000	74,759
4.250%, due 03/01/27	200,000	199,880
4.450%, due 04/01/24	206,000	214,074
4.600%, due 02/15/21	118,000	125,216
Crown Castle International Corp. 2.250%, due 09/01/21	50,000	48,408
3.400%, due 02/15/21	355,000	359,994
3.700%, due 06/15/26	20,000	19,486
Juniper Networks, Inc. 4.350%, due 06/15/25	25,000	25,442
Motorola Solutions, Inc. 4.000%, due 09/01/24	46,000	46,001
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC 3.360%, due 09/20/21[1]	1,055,000	1,056,319
		2,887,259
Total corporate notes (cost—$127,529,003)		127,477,465
Non-US government obligations—0.37%
Argentine Republic Government International Bond 5.625%, due 01/26/22[1]	470,000	471,175
Mexico Government International Bond 4.125%, due 01/21/26	673,000	674,346
South Africa Government International Bond 5.375%, due 07/24/44[5]	200,000	200,600
Uruguay Government International Bond 4.375%, due 10/27/27	110,000	112,612
4.500%, due 08/14/24[5]	85,000	89,888
Total non-US government obligations (cost—$1,558,505)		1,548,621
	Number of Shares
Preferred stock—0.21%
Financial services—0.21%
Morgan Stanley[2,6] (cost—$858,925)	34,357	858,925
	Face Amount	Value
Commercial paper[7]—7.81%
Banking-non-US—7.81%
ANZ National International Ltd. 1.429%, due 08/07/17	$550,000	$546,029
Bank of Tokyo-Mitsubishi UFJ Ltd. 1.522%, due 08/11/17	645,000	645,000
1.536%, due 08/17/17	980,000	980,000
BNP Paribas SA 1.530%, due 08/17/17	1,015,000	1,015,000
BPCE SA 1.513%, due 08/14/17	660,000	654,772
1.607%, due 09/20/17	635,000	628,644
Credit Industriel et Commercial 1.511%, due 08/16/17	995,000	995,000
Credit Suisse 1.600%, due 08/04/17	635,000	635,000
1.686%, due 08/16/17	940,000	940,000
1.717%, due 08/24/17	1,550,000	1,550,000
Mitsubishi UFJ Trust & Banking Corp. 1.455%, due 06/06/17	450,000	447,781
Mizuho Bank Ltd. 1.388%, due 08/16/17	625,000	620,406
1.637%, due 08/25/17	705,000	705,000
Natixis 1.530%, due 09/01/17	1,800,000	1,800,000
1.560%, due 09/18/17	950,000	950,000
Norinchukin Bank 1.470%, due 08/03/17	1,040,000	1,040,000
1.550%, due 09/22/17	2,130,000	2,130,000
Rabobank Nederland NV 1.411%, due 08/16/17	990,000	990,000
Skandinaviska Enskilda Banken 1.386%, due 08/17/17	1,620,000	1,620,000
Societe Generale 1.534%, due 08/10/17	645,000	639,928
1.600%, due 08/31/17	1,810,000	1,810,000
Standard Chartered Bank 1.544%, due 08/03/17	740,000	734,357
Sumitomo Mitsui Banking Corp. 1.529%, due 08/18/17	1,355,000	1,355,000
1.600%, due 09/12/17	1,050,000	1,050,000
Sumitomo Trust & Banking Co. Ltd. 1.694%, due 09/20/17	1,335,000	1,335,000
1.697%, due 09/27/17	1,910,000	1,910,000
Svenska Handelsbanken AB 1.357%, due 05/26/17	2,315,000	2,315,000
Swedbank AB 1.380%, due 08/18/17	990,000	990,000
Toronto-Dominion Holdings USA, Inc. 1.336%, due 08/09/17	578,000	574,055
1.406%, due 08/15/17	660,000	660,000
Total commercial paper (cost—$32,265,972)		32,265,972

PACE Intermediate Fixed Income Investments

Portfolio of investments—January 31, 2017 (unaudited)

Face Amount	Value
Notional Amount	Value
Repurchase agreement—4.01%
Repurchase agreement dated 01/31/17 with State Street Bank and Trust Co., 0.010% due 02/01/17, collateralized by $16,596,672 US Treasury Notes, 1.000% to 3.750% due 05/15/18 to 12/31/19; (value—$16,893,437); proceeds: $16,562,005 (cost—$16,562,000)		$16,562,000	$16,562,000
	Notional Amount
Foreign exchange options purchased—0.01%
Call options—0.00%†
EUR Call/JPY Put, strike @ 126.25, expiring 02/23/17	EUR	1,195,000	1,135
EUR Call/SEK Put, strike @ 9.60, expiring 02/14/17	EUR	1,945,000	552
GBP Call/CAD Put, strike @ 1.69, expiring 02/15/17	GBP	1,690,000	1,922
NOK Call/SEK Put, strike @ 1.08, expiring 03/23/17	NOK	12,945,000	4,916
USD Call/CAD Put, strike @ 1.44, expiring 06/14/17	USD	3,480,000	6,358
			14,883
Put options—0.01%
AUD Put/NZD Call, strike @ 1.04, expiring 02/10/17	AUD	1,360,000	9,323
AUD Put/USD Call, strike @ 0.68, expiring 06/14/17	AUD	2,700,000	6,538
AUD Put/USD Call, strike @ 0.74, expiring 02/15/17	AUD	2,745,000	2,613
Foreign exchange options purchased—(concluded)
Put options—(concluded)
EUR Put/JPY Call, strike @ 119.75, expiring 02/23/17	EUR	1,195,000	$5,034
GBP Put/CAD Call, strike @ 1.57, expiring 02/15/17	GBP	1,690,000	419
			23,927
Total foreign exchange options purchased (cost—$85,734)			38,810
Swaption purchased[7]—0.05%
Put swaption—0.05%
3 Month USD LIBOR Interest Rate Swap, strike @ 2.900%, expires 11/19/21 (Counterparty: GS; pay floating rate); underlying swap terminates 12/01/26 (cost—$201,137)	USD	6,570,000	195,670
	Number of Shares
Investment of cash collateral from securities loaned—0.36%
Money market fund—0.36%
State Street Institutional U.S. Government Money Market Fund (cost—$1,469,338)		1,469,338	1,469,338
Total investments (cost—$421,193,247)—101.14%			417,697,920
Liabilities in excess of other assets—(1.14)%			(4,692,066)
Net assets—100.00%			$413,005,854

For a listing of defined portfolio acronyms, counterparty acronyms and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 239.

Aggregate cost for federal income tax purposes was substantially the same for book purposes; and net unrealized depreciation consisted of:

Gross unrealized appreciation	$1,474,152
Gross unrealized depreciation	(4,969,479)
Net unrealized depreciation	$(3,495,327)

Foreign exchange options written

Notional amount (000)		Call options	Counterparty	Expiration date	Premiums received	Current value	Unrealized appreciation (depreciation)
EUR	1,195	EUR Call/JPY Put, strike @ JPY 122.00	GS	02/23/17	$12,162	$(12,255)	$(93)
EUR	2,530	EUR Call/SEK Put, strike @ SEK 9.70	BB	02/14/17	3,176	(96)	3,080
GBP	1,690	GBP Call/CAD Put, strike @ CAD 1.71	CITI	02/15/17	3,465	(439)	3,026
					$18,803	$(12,790)	$6,013

PACE Intermediate Fixed Income Investments

Portfolio of investments—January 31, 2017 (unaudited)

Foreign exchange options written—(concluded)

Notional amount (000)		Put options	Counterparty	Expiration date	Premiums received	Current value	Unrealized appreciation (depreciation)
AUD	2,745	AUD Put/NZD Call, strike @ NZD 1.04	BB	02/15/17	$4,784	$(13,582)	$(8,798)
AUD	1,020	AUD Put/NZD Call, strike @ NZD 1.04	HSBC	02/06/17	2,382	(5,612)	(3,230)
EUR	1,195	EUR Put/JPY Call, strike @ JPY 122.00	GS	02/23/17	13,858	(13,348)	510
NOK	6,475	NOK Put/SEK Call, strike @ SEK 1.04	CITI	03/23/17	2,978	(2,886)	92
					$24,002	$(35,428)	$(11,426)
					$42,805	$(48,218)	$(5,413)

Foreign exchange options written activity for the period ended January 31, 2017 was as follows:

Premiums received
Foreign exchange options outstanding at July 31, 2016	$—
Foreign exchange options written	42,805
Foreign exchange options terminated in closing purchase transactions	—
Foreign exchange options expired prior to exercise	—
Foreign exchange options outstanding at January 31, 2017	$42,805

Swaptions written8

Notional amount (000)		Call swaptions	Counterparty	Pay/ receive floating rate	Expiration date	Premiums received	Current value	Unrealized appreciation (depreciation)
USD	10,690	3 Month USD LIBOR Interest Rate Swap strike @ 1.00%, terminating 06/06/20	GS	Receive	06/04/18	$49,475	$(6,497)	$42,978
USD	7,000	3 Month USD LIBOR Interest Rate Swap strike @ 1.32%, terminating 02/27/20	GS	Receive	02/23/18	63,876	(8,784)	55,092
EUR	5,220	6 Month EURIBOR Interest Rate Swap strike @ 0.01%, terminating 11/01/22	GS	Receive	10/30/17	45,443	(6,833)	38,610
						$158,794	$(22,114)	$136,680
		Put swaptions
USD	10,690	3 Month USD LIBOR Interest Rate Swap strike @ 2.00%, terminating 06/06/20	GS	Pay	06/04/18	$50,769	$(77,466)	$(26,697)
USD	7,000	3 Month USD LIBOR Interest Rate Swap strike @ 2.30% terminating 02/27/20	GS	Pay	02/23/18	29,197	(29,197)	—
EUR	1,880	6 Month EURIBOR Interest Rate Swap strike @ 0.03%, terminating 03/02/22	BOA	Pay	02/28/17	13,024	(1,682)	11,342
EUR	2,610	6 Month EURIBOR Interest Rate Swap strike @ 0.05%, terminating 11/01/22	GS	Pay	10/30/17	31,056	(15,369)	15,687
EUR	5,285	6 Month EURIBOR Interest Rate Swap strike @ 0.40%, terminating 07/10/21	JPMCB	Pay	07/08/19	20,464	(32,386)	(11,922)
EUR	10,430	6 Month EURIBOR Interest Rate Swap strike @ 1.00%, terminating 11/01/22	GS	Pay	10/30/17	101,938	(20,243)	81,695
						$246,448	$(176,343)	$70,105
						$405,242	$(198,457)	$206,785

PACE Intermediate Fixed Income Investments

Portfolio of investments—January 31, 2017 (unaudited)

Swaptions written8—(concluded)

Swaptions written activity for the period ended January 31, 2017 was as follows:

Premiums received
Swaptions outstanding at July 31, 2016	$746,778
Swaptions written	29,197
Swaptions exercised	(370,733)
Swaptions terminated in closing purchase transactions	—
Swaptions outstanding at January 31, 2017	$405,242

Futures contracts

Number of contracts			Expiration date	Cost	Current value	Unrealized appreciation (depreciation)
Interest rate futures buy contracts:
9	EUR	Italian Government Bond Futures	March 2017	$1,268,214	$1,271,856	$3,642
US Treasury futures buy contracts:
281	USD	US Treasury Note 2 Year Futures	March 2017	$60,919,206	$60,919,922	$716
160	USD	US Treasury Note 5 Year Futures	March 2017	18,769,845	18,858,750	88,905
116	USD	US Treasury Note 10 Year Futures	March 2017	14,341,982	14,438,375	96,393
				$95,299,247	$95,488,903	$189,656
				Proceeds
Interest rate futures sell contracts:
6	EUR	German Euro Bund Futures	March 2017	$1,049,140	$1,050,116	$(976)
US Treasury futures sell contracts:
6	USD	Ultra Long US Treasury Bond 10 Year Futures	March 2017	804,666	804,937	(271)
27	USD	Ultra US Treasury Bond Futures	March 2017	4,345,946	4,338,563	7,383
22	USD	US Long Bond Futures	March 2017	3,333,024	3,318,562	14,462
				$9,532,776	$9,512,178	$20,598
						$210,254

Forward foreign currency contracts

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation (depreciation)
BB	AUD	405,000	NZD	418,638	02/14/17	$(18)
BB	AUD	860,000	USD	629,371	06/16/17	(20,918)
BB	CAD	203,621	GBP	125,000	02/17/17	785
BB	CHF	1,006,522	USD	1,025,000	05/02/17	2,517
BB	GBP	615,000	CAD	1,018,985	02/17/17	9,334
BB	NZD	420,431	AUD	405,000	02/14/17	(1,296)
BB	USD	535,374	AUD	750,000	06/16/17	31,739
BNP	EUR	480,000	CHF	511,353	03/15/17	(1,135)

PACE Intermediate Fixed Income Investments

Portfolio of investments—January 31, 2017 (unaudited)

Forward foreign currency contracts—(concluded)

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation (depreciation)
BOA	GBP	335,000	CAD	548,541	02/17/17	$77
CBA	AUD	23,000	USD	16,965	03/03/17	(466)
CITI	CAD	1,536,592	GBP	925,000	02/17/17	(17,091)
GS	JPY	19,495,200	EUR	160,000	02/27/17	102
RBC	GBP	210,000	CAD	339,999	02/17/17	(2,921)
						$709

Centrally cleared interest rate swap agreements

Notional amount (000)		Termination date	Payments made by the Portfolio[9]	Payments received by the Portfolio[9]	Value	Unrealized appreciation (depreciation)
EUR	940	11/16/22	0.369%	6 Month EURIBOR	$91	$74
EUR	100	08/14/23	6 Month EURIBOR	0.080%	(2,610)	(2,612)
USD	9,250	09/30/18	3 Month USD LIBOR	1.228	(24,809)	(24,944)
USD	2,500	11/21/19	3 Month USD LIBOR	1.630	(11,383)	(11,421)
USD	2,220	12/04/19	1.750	3 Month USD LIBOR	5,552	5,518
USD	2,410	12/19/19	2.030	3 Month USD LIBOR	(6,394)	(6,434)
USD	3,000	01/11/20	1.919	3 Month USD LIBOR	21	(27)
USD	740	07/13/20	3 Month USD LIBOR	1.082	(14,441)	(14,451)
USD	6,160	08/21/20	3 Month USD LIBOR	1.263	(102,271)	(102,361)
USD	2,770	11/16/20	1.946	3 Month USD LIBOR	12,972	12,928
USD	3,470	05/31/21	1.420	12 Month Federal Funds Rate	20,737	20,679
USD	15,780	05/31/21	1.750	3 Month USD LIBOR	120,033	119,767
USD	2,660	12/06/26	3 Month USD LIBOR	2.720	(11,622)	(11,668)
USD	501	08/19/46	1.800	3 Month USD LIBOR	92,608	92,596
					$78,484	$77,644

Credit default swap agreement on credit indices — sell protection10

Counterparty	Referenced obligation	Notional amount (000)		Termination date	Payments received by the Portfolio[9]	Upfront payment (made)	Value	Unrealized depreciation
CSI	Markit CMBX NA Series 8, Class AAA Index	USD	435	10/17/57	0.500%	$(19,002)	$5,884	$(13,118)

PACE Intermediate Fixed Income Investments

Portfolio of investments—January 31, 2017 (unaudited)

Interest rate swap agreements

Counterparty	Notional amount (000)		Termination date	Payments made by the Portfolio[9]	Payments received by the Portfolio[9]	Upfront payments received (made)	Value	Unrealized appreciation (depreciation)
BOA	GBP	2,020	10/15/21	3.380%	12 Month UK RPI	$—	$29,289	$29,289
BOA	GBP	2,020	10/15/26	12 Month UK RPI	3.455%	—	(49,894)	(49,894)
						$—	$(20,605)	$(20,605)

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of January 31, 2017 in valuing the Portfolio's investments. In the event a Portfolio holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments.

Assets Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
US government obligations	$—	$163,489,254	$—	$163,489,254
Federal home loan bank certificate	—	745,988	—	745,988
Federal home loan mortgage corporation certificates	—	532,644	—	532,644
Federal national mortgage association certificate	—	512,950	—	512,950
Collateralized mortgage obligations	—	26,821,044	—	26,821,044
Asset-backed securities	—	45,179,239	—	45,179,239
Corporate notes	—	127,477,465	—	127,477,465
Non-US government obligations	—	1,548,621	—	1,548,621
Preferred stock	—	858,925	—	858,925
Commercial paper	—	32,265,972	—	32,265,972
Repurchase agreement	—	16,562,000	—	16,562,000
Foreign exchange options purchased	—	38,810	—	38,810
Swaptions purchased	—	195,670	—	195,670
Investment of cash collateral from securities loaned	—	1,469,338	—	1,469,338
Futures contracts	211,501	—	—	211,501
Forward foreign currency contracts	—	44,554	—	44,554
Swap agreements	—	287,187	—	287,187
Total	$211,501	$418,029,661	$—	$418,241,162
Liabilities
Foreign exchange options written	$—	$(48,218)	$—	$(48,218)
Swaptions written	—	(198,457)	—	(198,457)
Futures contracts	(1,247)	—	—	(1,247)
Forward foreign currency contracts	—	(43,845)	—	(43,845)
Swap agreements	—	(223,424)	—	(223,424)
Total	$(1,247)	$(513,944)	$—	$(515,191)

At January 31, 2017, there were no transfers between Level 1 and Level 2.

PACE Intermediate Fixed Income Investments

Portfolio of investments—January 31, 2017 (unaudited)

Level 3 rollforward disclosure

The following is a rollforward of the Portfolio's investments that was valued using unobservable inputs for the period ended January 31, 2017:

	Collateralized mortgage obligations	Asset-backed securities	Total
Beginning balance	$65,728	$3,745,103	$3,810,831
Purchases	5,748	1,784,932	1,790,680
Sales	(67,198)	(2,557,362)	(2,624,560)
Accrued discounts/(premiums)	—	1,366	1,366
Total realized gain/(loss)	710	11,085	11,795
Net change in unrealized appreciation/depreciation	(642)	38,736	38,094
Transfers into Level 3	—	—	—
Transfers out of Level 3	(4,346)	(3,023,860)	(3,028,206)
Ending balance	$—	$—	$—

Transfers out of Level 3 represent the value at the end of the period. At January 31, 2017, securities were transferred from Level 3 to Level 2 as the valuation is based primarily on observable inputs from an established pricing source.

Portfolio footnotes

†  Amount represents less than 0.005%.

1  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

2  Variable or floating rate security. The interest rate shown is the current rate at the period end and changes periodically.

3  Security purchased on a when-issued basis. When-issued refers to a transaction made conditionally because a security, although authorized, has not yet been issued.

4  Step bond — coupon rate increases in increments to maturity. The rate disclosed is the rate at the period end; the maturity date disclosed is the ultimate maturity date.

5  Security, or portion thereof, was on loan at the period end.

6  Perpetual investment. Date shown reflects the next call date.

7  Rate shown is the discount rate at the date of purchase unless otherwise noted.

8  Illiquid investment at the period end.

9  Payments made or received are based on the notional amount.

10  If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced obligation.

See accompanying notes to financial statements

PACE Strategic Fixed Income Investments

Performance (Unaudited)

For the six months ended January 31, 2017, the Portfolio's Class P shares returned -1.73% before the deduction of the maximum PACE Select program fee.1 In comparison, the Bloomberg Barclays US Government/Credit Index (the "benchmark") returned -3.50%, and the Lipper Core Plus Bond Funds category posted a median return of -1.62%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 55. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 2.

Subadvisors' comments (Unaudited)2

PIMCO

Our portion of the Portfolio outperformed its benchmark during the reporting period. An overweight to US duration was negative for performance as US Treasury yields rose during the period. (Duration measures a portfolio's sensitivity to interest rate changes.) However, European interest rate strategies added to performance, particularly our short exposure to French and UK duration as interest rates rose in these regions.

Credit strategies, including allocations to high yield corporate bonds, non-agency mortgages and emerging market external debt contributed to performance. However, exposure to agency mortgage-backed securities detracted from results as the sector underperformed like-duration Treasuries.

Exposure to US Treasury Inflation-Protected Securities ("TIPS") was positive for performance as inflation expectations increased during the period. Lastly, currency strategies modestly detracted from results, including tactical exposures to the Japanese yen and Mexican peso, as these currencies depreciated relative to the US dollar.

Overall, derivative usage was positive during the period, as the Portfolio was short US swap rates, which underperformed Treasury rates. The use of credit default swaps ("CDX") to manage credit exposure in lieu of the direct buying or selling of securities modestly detracted from performance as cash credit spreads tightened more than CDX spreads. We used interest rate swaps to adjust interest rate and yield curve exposures, as well as to substitute for physical securities. Options on swaps were primarily used to manage interest rate and volatility exposures, but they were also used to generate income in expected interest rate scenarios. Currency options and forwards were used to gain exposure to foreign currency markets. Government futures were utilized to adjust interest rate exposures and replicate government bond positions.

1  Class P shares held through the PACE Select Advisors Program are subject to a maximum Program fee of 2.50%, which, if included, would have reduced performance. Class P shares held through other advisory programs also may be subject to a program fee, which, if included, would have reduced performance.

2  All Sub advisors discuss performance on a gross-of-fees basis—meaning that no fees or expenses are reflected in their sleeves'/sleeve's performance. Alternately, Portfolio performance is shown net of fees, which does factor in fees and expenses associated with the Portfolio.

PACE Select Advisors Trust – PACE Strategic Fixed Income Investments

Investment Manager:

UBS Asset Management (Americas) Inc. ("UBS AM")

Investment Subadvisor:

Pacific Investment Management Company LLC ("PIMCO");

Neuberger Berman Investment Advisers LLC ("Neuberger Berman")

Portfolio Management Team:

UBS AM: Mabel Lung, CFA, Gina Toth, CFA, Fred Lee, CFA, Diana To and Anthony Karaminas, CFA

PIMCO: Scott Mather;
Neuberger Berman: Thanos Bardas, David M. Brown, Andrew A. Johnson, Thomas J. Marthaler, Bradley C. Tank

Objective:

Total return consisting of income and capital appreciation

Investment process:

PIMCO: The Portfolio invests primarily in investment grade fixed income securities of governmental and private issuers in the United States and foreign countries. Its duration (a measure of a portfolio's sensitivity to interest rate changes) is normally limited to within +/- 50% of the effective duration of the Portfolio's benchmark index. The Portfolio seeks to invest in the areas of the bond market it considers undervalued, based on such factors as quality, sector, coupon and maturity. The Portfolio decides to buy or sell specific bonds

(continued on next page)

PACE Strategic Fixed Income Investments

Subadvisors' comments (Unaudited) – concluded

Neuberger Berman

Our portion of the Portfolio outperformed its benchmark during the reporting period. We maintained an overweight to spread sectors (non-US Treasury fixed income securities) versus US Treasury securities, as the former can provide an incremental source of yield and they generally perform better in a stronger economy. Within US Treasuries, we continue to prefer real rates over nominal rates due to potential inflationary pressures going forward. Federal Reserve Board rate hikes, fiscal stimulus, deregulation and the uncertain European political landscape will be at the forefront for the remainder of 2017.

The largest contributor to results during the reporting period was our allocation to high yield bonds, as their spreads continued to tighten as oil recovered and economic growth remained stable. Non-agency mortgage-backed securities ("MBS") and our overweight to BBB-rated credit were also major drivers of results. An overweight to Treasury Inflation-Protected Securities ("TIPS") contributed to results as break-even rates pushed higher due to increased inflation expectations under a Trump administration. Elsewhere, our short duration position was beneficial as rates spiked from their lows in the beginning of July 2017. There were no major detractors from results during the reporting period.

Several adjustments were made to our portion of the Portfolio during the reporting period. We reduced our short duration position and remained neutral in US dollar rates. We hedged some of our high yield exposure and added exposure in bank loans as spreads between the two asset classes tightened.

During the reporting period, financial derivatives were used to manage interest rate risk and shorten our overall duration relative to the benchmark, as well as hedge credit risk in high yield. The use of these instruments contributed to performance.

Investment process
(concluded)

based on an analysis of their values relative to other similar bonds. The Portfolio monitors the prepayment experience of the Portfolio's mortgage-backed bonds and will also buy and sell securities to adjust the average portfolio duration, credit quality, yield curve, sector and prepayment exposure, as appropriate.

Neuberger Berman: The Portfolio employs a consistently applied, risk-managed approach to portfolio management that leverages Neuberger Berman's proprietary fundamental research capabilities, decision-making frameworks, and quantitative risk management tools. The Portfolio establishes the investment profile for its portion of the Portfolio's assets, which it monitors on an ongoing basis, including exposures to sectors and duration/yield curve positioning, utilizing internally generated data that are produced by specialty sector investment teams in conjunction with asset allocation tools. Once the investment profile is established, the Portfolio determines industry/sub-sector weightings and makes securities selections.

Special considerations

The Portfolio may be appropriate for long-term investors seeking total return consisting of income and capital appreciation and who are able to withstand short-term fluctuations in the fixed income markets in return for potentially higher returns over the long term. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions, and other political, social and economic developments, as well as specific matters relating to the companies in whose securities the Portfolio invests. In addition, investments in foreign bonds involve special risks. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan.

PACE Strategic Fixed Income Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 01/31/17	6 months	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	(1.86)%	4.22%	2.49%	5.74%
Class C2	(2.17)	3.68	2.00	5.22
Class Y3	(1.73)	4.43	2.73	6.01
Class P4	(1.73)	4.45	2.74	5.99
After deducting maximum sales charge
Class A1	(5.51)	0.31	1.71	5.33
Class C2	(2.89)	2.94	2.00	5.22
Bloomberg Barclays US Government/Credit Index[5]	(3.50)	1.90	2.13	4.43
Lipper Core Plus Bond Funds median	(1.62)	4.02	2.83	4.94

Most recent calendar quarter-end returns (unaudited)

Average annual total returns for periods ended 12/31/16	6 months	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	(1.28)%	4.00%	2.55%	5.61%
Class C2	(1.46)	3.54	2.08	5.10
Class Y3	(1.10)	4.27	2.79	5.88
Class P4	(1.10)	4.30	2.82	5.87
After deducting maximum sales charge
Class A1	(5.00)	0.07	1.77	5.21
Class C2	(2.18)	2.79	2.08	5.10

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 28, 2016 prospectuses, supplemented from time to time, were as follows: Class A—1.10% and 0.96%; Class C—1.60% and 1.46%; Class Y—0.97% and 0.71%; and Class P—0.88% and 0.71% Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Asset Management (Americas) Inc. ("UBS AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated to waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses of each class through November 30, 2017 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) would not exceed Class A—0.96%; Class C—1.46%; Class Y—0.71%; and Class P—0.71%.

The Portfolio has agreed to repay UBS AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed these expense caps and that UBS AM has not waived the right to do so. The fee waiver/expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS AM. Upon termination of the agreement, however, UBS AM's three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 3.75%. Class A shares bear ongoing 12b-1 service fees of 0.25% annually.

2  Maximum contingent deferred sales charge for Class C shares is 0.75% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees of 0.25% and 0.50% annually, respectively.

3  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

4  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

5  The Bloomberg Barclays US Government/Credit Index is an unmanaged index which is composed of all investment-grade bonds that have at least one year to maturity. The Index's total return comprises price appreciation/depreciation and income as a percentage of the original investment. The Index is rebalanced monthly by market capitalization. Investors should note that indices do not reflect the deduction of fees and expenses.

Prior to February 17, 2015, if an investor sold or exchanged shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged was deducted at the time of the transaction, except as noted otherwise in the prospectus. For sales or exchanges taking place on or after February 17, 2015 but prior to August 3, 2015, there is a reduction in the redemption holding period from 90 days to 30 days. Effective August 3, 2015, the 1.00% redemption fee imposed on sales or exchanges of any class of shares of the portfolios made during the holding periods specified in the prospectus was eliminated. Please refer to the prospectus for further information.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

PACE Strategic Fixed Income Investments

Portfolio statistics—January 31, 2017 (unaudited)

Characteristics
Weighted average duration	6.37 yrs.
Weighted average maturity	9.05 yrs.
Average coupon	3.38%
Top ten holdings[1]	Percentage of net assets
US Treasury Bond, 2.500% due 02/15/45	5.7%
FNMA TBA, 3.500%	4.5
US Treasury Inflation Index Note (TIPS), 0.125% due 07/15/24	3.5
US Treasury Note, 2.125% due 09/30/21	3.3
FNMA TBA, 4.000%	3.0
US Treasury Inflation Index Bond (TIPS), 1.750% due 01/15/28	2.3
US Treasury Notes, 2.000% due 02/28/21	2.0
US Treasury Inflation Index Bond (TIPS), 2.500% due 01/15/29	1.8
FNMA TBA, 3.000%	1.7
US Treasury Bond, 3.000% due 11/15/44	1.5
Total	29.3%
Top five issuer breakdown by country or territory of origin[1]	Percentage of net assets
United States	81.5%
Cayman Islands	3.1
Venezuela	2.1
Netherlands	1.4
United Kingdom	1.3
Total	89.4%
Asset allocation[1]	Percentage of net assets
Corporate notes	42.9%
US government obligations	28.0
US government agency mortgage pass-through certificates	14.4
Asset-backed securities	13.3
Collateralized mortgage obligations	13.3
Non-US government obligations	2.7
Municipal bonds and notes	1.9
Loan assignments	1.5
Investment company	0.3
Options, swaptions, foreign exchange written options, futures, swaps, and forward foreign currency contracts	(0.1)
Investment sold short	(1.7)
Cash equivalents and other assets less liabilities	(16.5)
Total	100.0%

1  The Portfolio is actively managed and its composition will vary over time.

PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2017 (unaudited)

	Face Amount[1]	Value
US government obligations—27.98%
US Treasury Bonds 2.250%, due 08/15/46	3,400,000	$2,859,985
2.500%, due 02/15/45	53,400,000	47,701,205
2.500%, due 02/15/46	1,300,000	1,157,508
2.750%, due 11/15/42	3,900,000	3,694,185
2.875%, due 05/15/43[2]	900,000	871,980
2.875%, due 08/15/45	11,800,000	11,376,404
3.000%, due 05/15/42	2,600,000	2,586,290
3.000%, due 11/15/44	12,800,000	12,669,005
3.000%, due 05/15/45	200,000	197,750
3.125%, due 08/15/44	9,500,000	9,635,081
3.625%, due 08/15/43	600,000	666,023
3.625%, due 02/15/44	1,400,000	1,553,945
3.750%, due 11/15/43	2,500,000	2,837,110
3.875%, due 08/15/40	755,000	868,575
US Treasury Inflation Index Bonds (TIPS) 0.750%, due 02/15/42	106,817	102,461
0.750%, due 02/15/45	2,459,976	2,347,235
1.000%, due 02/15/46	2,037,320	2,075,267
1.375%, due 02/15/44	932,076	1,030,019
1.750%, due 01/15/28	16,964,967	19,194,333
2.500%, due 01/15/29	12,124,497	14,812,886
3.625%, due 04/15/28	1,350,532	1,795,674
3.875%, due 04/15/29	4,206,450	5,819,805
US Treasury Inflation Index Note (TIPS) 0.125%, due 07/15/24	29,682,092	29,506,463
US Treasury Notes 1.500%, due 02/28/23	475,000	457,559
2.000%, due 02/28/21[2]	16,900,000	17,056,460
2.125%, due 09/30/21	27,500,000	27,782,508
2.250%, due 04/30/21[2]	11,200,000	11,402,563
2.750%, due 02/15/24	1,450,000	1,497,069
Total US government obligations (cost—$242,784,368)		233,555,348
Government national mortgage association certificates—0.00%†
GNMA II ARM 2.000%, due 11/20/23[3]	2,687	2,761
2.000%, due 01/20/26[3]	6,563	6,778
2.125%, due 07/20/25[3]	3,581	3,695
2.125%, due 05/20/26[3]	12,396	12,791
Total government national mortgage association certificates (cost—$25,484)		26,025
Federal home loan mortgage corporation certificates—0.37%
FHLMC 7.645%, due 05/01/25	958,435	1,130,491
FHLMC ARM 2.940%, due 03/01/36[3]	38,002	38,624
FHLMC TBA 4.000%	1,800,000	1,888,031
Total federal home loan mortgage corporation certificates (cost—$2,889,400)		3,057,146
	Face Amount[1]		Value
Federal housing administration certificates—0.00%†
FHA GMAC 7.430%, due 06/01/21[4]		6,654	$6,297
FHA Reilly 7.430%, due 10/01/20[4]		2,153	2,045
Total federal housing administration certificates (cost—$9,097)			8,342
Federal national mortgage association certificates—14.02%
FNMA 3.500%, due 11/01/21		1,091,303	1,145,563
3.500%, due 12/01/25		53,519	55,809
4.500%, due 04/01/29		241,905	259,870
5.402%, due 11/01/34		7,942,979	8,482,669
FNMA ARM 1.974%, due 08/01/40[3]		43,743	43,957
2.610%, due 05/01/30[3]		36,373	37,828
2.768%, due 04/01/27[3]		11,110	11,676
2.789%, due 10/01/35[3]		27,446	29,037
2.797%, due 01/01/36[3]		39,885	41,982
2.934%, due 02/01/36[3]		77,646	82,167
2.971%, due 03/01/36[3]		37,146	39,390
2.979%, due 05/01/27[3]		7,656	7,820
3.024%, due 03/01/36[3]		55,184	57,703
3.037%, due 03/01/36[3]		24,924	26,230
3.054%, due 01/01/36[3]		42,126	44,957
3.068%, due 03/01/36[3]		69,300	72,279
3.175%, due 12/01/35[3]		77,637	81,763
3.187%, due 09/01/35[3]		52,588	55,501
3.265%, due 06/01/36[3]		8,832	8,835
3.405%, due 11/01/35[3]		63,526	66,859
FNMA ARM COFI 3.250%, due 11/01/26[4,5]		18,083	16,363
FNMA TBA 2.500%		520,000	520,020
3.000%[2]		23,000,000	22,690,355
3.500%		48,000,000	48,971,819
4.000%		31,550,000	33,081,601
4.500%		1,000,000	1,073,906
Total federal national mortgage association certificates (cost—$116,200,743)			117,005,959
Collateralized mortgage obligations—13.31%
Alba PLC, Series 2007-1, Class A3 0.541%, due 03/17/39[3,6]	GBP	583,198	683,519
ARM Trust, Series 2005-5, Class 2A1 3.333%, due 09/25/35[3]		203,253	169,128
Banc of America Commercial Mortgage Trust, Series 2007-2, Class A1A 5.647%, due 04/10/49[3]		154,671	154,836
Banc of America Funding Corp., Series 2005-D, Class A1 3.077%, due 05/25/35[3]		998,644	1,021,127

PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2017 (unaudited)

	Face Amount[1]	Value
Collateralized mortgage obligations—(continued)
Banc of America Large Loan, Series 2010-UB5, Class A4A 5.798%, due 02/17/51[3,7]	457,290	$459,538
Banc of America Merrill Lynch Large Loan, Series 2012-PARK, Class A 2.959%, due 12/10/30[7]	1,000,000	1,013,899
Bank of America Mortgage Securities, Inc., Series 2002-G, Class 1A3 3.547%, due 07/20/32[3]	876	884
Series 2004-H, Class 2A2 3.188%, due 09/25/34[3]	1,023,645	1,000,323
BBCCRE Trust, Series 2015-GTP, Class A 3.966%, due 08/10/33[7]	3,600,000	3,694,435
BBCMS Trust, Series 2015-RRI, Class A 2.172%, due 05/15/32[3,7]	3,538,476	3,538,452
BCAP LLC 2011-RR10 Trust, Class 3A5 3.078%, due 06/26/35[3,7]	691,739	684,759
Bear Stearns Alternative Loan Trust-A Trust, Series 2003-3, Class 1A 2.510%, due 10/25/33[3]	25,240	23,148
Series 2004-9, Class 2A1 3.099%, due 09/25/34[3]	540,043	506,513
Series 2005-7, Class 22A1 3.253%, due 09/25/35[3]	789,778	677,799
Series 2006-1, Class 21A2 3.145%, due 02/25/36[3]	869,756	613,098
Bear Stearns ARM Trust, Series 2003-1, Class 6A1 2.943%, due 04/25/33[3]	38,121	38,202
Series 2003-5, Class 2A1 3.066%, due 08/25/33[3]	183,175	182,738
Series 2004-3, Class 1A2 3.323%, due 07/25/34[3]	167,744	162,613
Series 2004-6, Class 2A1 3.321%, due 09/25/34[3]	951,907	876,037
Series 2004-7, Class 1A1 3.276%, due 10/25/34[3]	298,277	280,085
Series 2005-2, Class A1 2.920%, due 03/25/35[3]	596,850	601,930
Series 2005-5, Class A2 2.820%, due 08/25/35[3]	1,872,866	1,865,949
Chase Mortgage Finance Corp., Series 2005-S3, Class A10 5.500%, due 11/25/35	2,527,000	2,398,204
Series 2007-S6, Class 2A1 5.500%, due 12/25/22	878,139	711,750
Citigroup Commercial Mortgage Trust, Series 2013-GC15, Class XA, IO 1.180%, due 09/10/46[3]	4,263,799	184,911
Series 2013-GC17, Class XA, IO 1.430%, due 02/10/48[3]	3,629,736	299,474
Series 2015-GC29, Class XA, IO 1.166%, due 04/10/48[3]	3,315,817	211,930
Citigroup Mortgage Loan Trust, Inc., Series 2005-11, Class A1A 3.040%, due 05/25/35[3]	322,550	317,361
	Face Amount[1]	Value
Collateralized mortgage obligations—(continued)
Series 2005-4, Class A 3.045%, due 08/25/35[3]	819,956	$806,685
Series 2005-6, Class A2 2.760%, due 09/25/35[3]	64,850	66,914
Series 2005-6, Class A3 2.410%, due 09/25/35[3]	11,860	11,483
COMM Mortgage Trust, Series 2014-LC15, Class XA, IO 1.360%, due 04/10/47[3]	12,554,964	729,519
Series 2014-UBS3, Class XA, IO 1.326%, due 06/10/47[3]	3,585,885	219,269
Countrywide Alternative Loan Trust, Series 2003-J3, Class 2A1 6.250%, due 12/25/33	70,876	72,439
Series 2005-62, Class 2A1 1.596%, due 12/25/35[3]	247,379	224,277
Series 2006-41CB, Class 1A9 6.000%, due 01/25/37	666,201	551,504
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2003-R4, Class 2A 5.250%, due 01/25/34[3,7]	750,848	738,838
Series 2004-12, Class 11A1 3.171%, due 08/25/34[3]	249,511	213,335
Series 2004-12, Class 11A2 3.171%, due 08/25/34[3]	159,649	151,956
Series 2004-12, Class 12A1 3.105%, due 08/25/34[3]	48,722	41,692
Series 2005-HYB9, Class 5A1 3.306%, due 02/20/36[3]	240,883	210,822
Credit Suisse Commercial Mortgage Trust, Series 2007-C5, Class A4 5.695%, due 09/15/40[3]	273,839	276,946
DSLA Mortgage Loan Trust, Series 2005-AR4, Class 2A1A 1.029%, due 08/19/45[3]	384,987	329,426
FHLMC REMIC, Series 0023, Class KZ 6.500%, due 11/25/23	47,877	52,558
Series 1278, Class K 7.000%, due 05/15/22	16,133	17,135
Series 1367, Class KA 6.500%, due 09/15/22	521	570
Series 1502, Class PX 7.000%, due 04/15/23	163,318	176,143
Series 1503, Class PZ 7.000%, due 05/15/23	47,991	52,901
Series 1534, Class Z 5.000%, due 06/15/23	51,427	54,153
Series 1548, Class Z 7.000%, due 07/15/23	34,532	37,902
Series 1562, Class Z 7.000%, due 07/15/23	58,127	63,936
Series 1694, Class Z 6.500%, due 03/15/24	29,087	31,762
Series 2061, Class Z 6.500%, due 06/15/28	100,021	112,114

PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2017 (unaudited)

	Face Amount[1]	Value
Collateralized mortgage obligations—(continued)
Series 2400, Class FQ 1.267%, due 01/15/32[3]	67,650	$67,914
Series 2764, Class LZ 4.500%, due 03/15/34	916,587	983,353
Series 2764, Class ZG 5.500%, due 03/15/34	2,204,171	2,468,667
Series 2835, Class JZ 5.000%, due 08/15/34	505,384	552,662
Series 2921, Class PG 5.000%, due 01/15/35	3,417,990	3,756,255
Series 2983, Class TZ 6.000%, due 05/15/35	1,809,765	2,072,428
Series 3149, Class CZ 6.000%, due 05/15/36	2,264,337	2,576,762
Series T-054, Class 2A 6.500%, due 02/25/43	565,004	653,417
Series T-058, Class 2A 6.500%, due 09/25/43	2,006,162	2,294,938
Series T-075, Class A1 0.811%, due 12/25/36[3]	568,662	565,509
First Horizon Mortgage Pass-Through Trust, Series 2005-AR3, Class 2A1 2.977%, due 08/25/35[3]	39,693	34,351
FNMA REMIC, Series 1991-065, Class Z 6.500%, due 06/25/21	1,032	1,083
Series 1992-129, Class L 6.000%, due 07/25/22	2,580	2,751
Series 1993-060, Class Z 7.000%, due 05/25/23	42,860	46,317
Series 1993-070, Class Z 6.900%, due 05/25/23	6,824	7,502
Series 1993-096, Class PZ 7.000%, due 06/25/23	36,097	39,038
Series 1993-160, Class ZB 6.500%, due 09/25/23	15,253	16,394
Series 1993-163, Class ZB 7.000%, due 09/25/23	3,642	4,002
Series 1998-066, Class FG 1.071%, due 12/25/28[3]	21,635	21,750
Series 1999-W4, Class A9 6.250%, due 02/25/29	261,450	284,889
Series 2000-034, Class F 1.221%, due 10/25/30[3]	4,868	4,884
Series 2002-080, Class A1 6.500%, due 11/25/42	849,165	957,995
Series 2003-064, Class AH 6.000%, due 07/25/33	2,247,239	2,519,044
Series 2003-W8, Class 2A 7.000%, due 10/25/42	48,287	56,305
Series 2004-T1, Class 1A1 6.000%, due 01/25/44	680,769	761,226
Series 2004-W8, Class 2A 6.500%, due 06/25/44	739,921	835,057
Series 2005-024, Class ZE 5.000%, due 04/25/35	1,000,351	1,096,043
Series 2005-120, Class ZU 5.500%, due 01/25/36	2,577,607	2,885,796
	Face Amount[1]		Value
Collateralized mortgage obligations—(continued)
Series 2006-065, Class GD 6.000%, due 07/25/26		998,769	$1,119,132
Trust 1993-037, Class PX 7.000%, due 03/25/23		7,558	8,241
Trust G92-040, Class ZC 7.000%, due 07/25/22		5,101	5,527
GNMA REMIC, Trust Series 2000-009, Class FG 1.367%, due 02/16/30[3]		46,746	47,140
Trust Series 2002-031, Class FW 1.167%, due 06/16/31[3]		50,053	50,308
Trust Series 2003-98, Class Z 6.000%, due 11/20/33		6,271,544	7,185,203
Trust Series 2005-26, Class ZA 5.500%, due 01/20/35		9,188,588	10,319,548
Trust Series 2015-H20, Class FB 1.247%, due 08/20/65[3]		1,730,500	1,707,743
Trust Series 2016-H11, Class F 1.447%, due 05/20/66[3]		1,190,449	1,186,866
Trust Series 2016-H15, Class FA 1.447%, due 07/20/66[3]		2,196,616	2,189,948
Trust Series 2016-H19, Class FE 1.017%, due 06/20/61[3]		1,485,725	1,480,887
GS Residential Mortgage Loan Trust, Series 2005-AR6, Class 2A1 3.090%, due 09/25/35[3]		603,181	622,723
Harborview Mortgage Loan Trust, Series 2004-11, Class 3A1A 1.469%, due 01/19/35[3]		70,719	55,449
Series 2005-4, Class 3A1 3.213%, due 07/19/35[3]		346,493	304,366
Housing Security, Inc., Series 1992-8, Class B 2.035%, due 06/25/24[3]		14,090	14,065
JPMorgan Alternative Loan Trust, Series 2007-A2, Class 12A3 0.961%, due 06/25/37[3]		305,862	294,483
JPMorgan Mortgage Trust, 2005-A8, Series Class 1A1 3.081%, due 11/25/35[3]		1,281,217	1,215,764
JPMorgan Mortgage Trust, 2006-A4, Series 2006-A4, Class 2A2 3.038%, due 06/25/36[3]		536,112	481,705
Ludgate Funding PLC, Series 2007-1, Class A2A 0.530%, due 01/01/61[3,6]	GBP	2,030,543	2,378,141
Series 2008-W1X, Class A1 0.970%, due 01/01/61[3,6]	GBP	924,180	1,112,830
Mansard Mortgages Parent Ltd, Series 2007-1X, Class A2 0.537%, due 04/15/47[3,6]	GBP	1,343,540	1,579,711
Morgan Stanley Capital I Trust, Series 2014-CPT, Class B 3.446%, due 07/13/29[3,7]		1,800,000	1,837,024
NAAC Reperforming Loan REMIC Trust, Series 2004-R3, Class A1 6.500%, due 02/25/35[7]		929,083	907,743

PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2017 (unaudited)

	Face Amount[1]		Value
Collateralized mortgage obligations—(continued)
Nomura Resecuritization Trust, Series 2014-7R, Class 2A3 0.956%, due 12/26/35[3,7]		2,159,621	$2,006,228
Reperforming Loan REMIC Trust, Series 2006-R1, Class AF1 1.111%, due 01/25/36[3,7]		1,308,740	1,145,278
Residential Accredit Loans, Inc., Series 2006-Q03, Class A1 0.981%, due 04/25/46[3]		1,280,705	583,842
Residential Asset Securitization Trust, Series 2006-A14C, Class 2A6 1.221%, due 12/25/36[3]		1,147,151	282,245
Residential Funding Mortgage Security I, Series 2004-S9, Class 1A23 5.500%, due 12/25/34		867,030	869,642
Sequoia Mortgage Trust, Series 2007-3, Class 1A1 0.977%, due 07/20/36[3]		266,304	243,588
Structured ARM Loan Trust, Series 2004-8, Class 3A 3.221%, due 07/25/34[3]		593,648	590,468
Structured Asset Mortgage Investments, Inc., Series 2002-AR3, Class A1 1.429%, due 09/19/32[3]		150,713	146,733
Series 2006-AR3, Class 11A1 0.981%, due 04/25/36[3]		2,189,036	1,939,931
United States Small Business Administration, Series 1999-20K, Class 1 7.060%, due 11/01/19		43,080	44,380
Series 2002-20K, Class 1 5.080%, due 11/01/22		346,711	366,458
Series 2005-20H, Class 1 5.110%, due 08/01/25		392,828	416,581
Series 2007-20D, Class 1 5.320%, due 04/01/27		1,578,683	1,709,817
Uropa Securities PLC, Series 2007-1, Class A3A 0.561%, due 10/10/40[3,6]	GBP	3,100,000	3,487,238
Wachovia Bank Commercial Mortgage Trust, Series 2007-C32, Class A3, 5.717%, due 06/15/49[3]		297,688	298,498
WaMu Mortgage Pass-Through Certificates, Series 2002-AR6, Class A 1.996%, due 06/25/42[3]		32,373	31,212
Series 2005-AR13, Class A1A1 1.061%, due 10/25/45[3]		928,860	900,024
Series 2005-AR15, Class A1A1 1.031%, due 11/25/45[3]		110,573	103,592
Series 2006-AR2, Class 2A1 2.573%, due 03/25/36[3]		886,392	799,081
Series 2006-AR7, Class 3A 2.103%, due 07/25/46[3]		1,570,464	1,462,013
Series 2006-AR9, Class 1A 1.596%, due 08/25/46[3]		1,017,694	896,622
Series 2006-AR9, Class 2A 2.103%, due 08/25/46[3]		834,152	769,918
	Face Amount[1]		Value
Collateralized mortgage obligations—(concluded)
Wells Fargo Mortgage Backed Securities Trust, Series 2003-M, Class A1 3.002%, due 12/25/33[3]		171,730	$172,111
Series 2004-CC, Class A1 3.090%, due 01/25/35[3]		104,396	105,348
Series 2004-DD, Class 2A6 3.105%, due 01/25/35[3]		1,029,863	1,025,658
Series 2006-AR2, Class 2A1 3.055%, due 03/25/36[3]		807,227	807,400
WFRBS Commercial Mortgage Trust, Series 2014-C22, Class XA, IO 0.932%, due 09/15/57[3]		7,311,300	351,861
Series 2014-LC14, Class XA, IO 1.384%, due 03/15/47[3]		4,513,275	275,185
Total collateralized mortgage obligations (cost—$107,846,725)			111,118,752
Asset-backed securities—13.31%
Accredited Mortgage Loan Trust, Series 2005-3, Class M3 1.240%, due 09/25/35[3]		1,825,000	1,586,846
Series 2005-4, Class M1 1.171%, due 12/25/35[3]		1,017,500	882,465
Aegis Asset Backed Securities Trust, Series 2005-3, Class M2 1.251%, due 08/25/35[3]		1,640,000	1,513,992
AmeriCredit Automobile Receivables, Series 2016-1, Class A2A 1.520%, due 06/10/19		481,303	481,714
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates, Series 2005-R5, Class M3 1.261%, due 07/25/35[3]		1,590,000	1,463,709
Series 2005-R8, Class M1 1.241%, due 10/25/35[3]		770,794	764,610
Series 2005-R8, Class M3 1.281%, due 10/25/35[3]		1,700,000	1,540,267
Ares Enhanced Loan Investment Strategy IR Ltd., Series 2013-IRAR, Class A1BR 2.443%, due 07/23/25[3,7]		2,500,000	2,500,210
Ares XXV CLO Ltd., Series 2012-3A, Class AR 2.243%, due 01/17/24[3,7]		1,800,000	1,798,358
Argent Securities, Inc. Asset-Backed Pass-Through Certificates, Series 2005-W2, Class M1 1.261%, due 10/25/35[3]		770,000	654,557
Atlas Senior Loan Fund II Ltd., Series 2012-2A, Class AR 2.269%, due 01/30/24[3,7]		2,362,768	2,361,585
Atlas Senior Loan Fund Ltd., Series 2012-1A, Class A1LR 2.126%, due 08/15/24[3,7]		1,787,290	1,786,458
Bosphorus CLO I Ltd., Series 1A, Class A 0.838%, due 11/10/23[3,7]	EUR	558,650	603,095

PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2017 (unaudited)

	Face Amount[1]		Value
Asset-backed securities—(continued)
Capital One Multi-Asset Execution Trust, Series 2016-A1, Class A1 1.218%, due 02/15/22[3]		1,800,000	$1,807,546
Carrington Mortgage Loan Trust, Series 2005-NC2, Class M4 1.791%, due 05/25/35[3]		954,795	933,788
Centex Home Equity Loan Trust, Series 2005-D, Class M3 1.251%, due 10/25/35[3]		1,100,000	1,002,748
Chase Issuance Trust, Series 2016-A7, Class A7 1.060%, due 09/16/19		3,285,000	3,281,980
CHEC Loan Trust, Series 2004-2, Class M1 1.411%, due 06/25/34[3]		1,069,334	960,097
CIFC Funding Ltd., Series 2012-1A, Class A1R2 2.177%, due 08/14/24[3,7]		1,540,760	1,541,142
Series 2014-5A, Class A2R 2.423%, due 01/17/27[3,7]		2,100,000	2,099,987
Citigroup Mortgage Loan Trust, Inc. Series 2006-WFH4, Class M1 1.051%, due 11/25/36[3]		488,000	443,590
Cork Street CLO Designated Activity Co. Series 1A, Class A1BE 1.350%, due 11/27/28[3,7]	EUR	2,400,000	2,596,230
Credit Suisse Mortgage Capital Certificate, Series 2010-UD1 5.787%, due 12/16/49[3,7]		511,784	512,594
CSAB Mortgage Backed Trust, Series 2006-1, Class A6A 6.172%, due 06/25/36[8]		437,721	225,832
Delta Funding Home Equity Loan Trust, Series 1999-003, Class A1A 1.588%, due 09/15/29[3]		49,764	46,208
Dryden 30 Senior Loan Fund, Series 2013-30A, Class A 2.156%, due 11/15/25[3,7]		1,800,000	1,801,980
EFS Volunteer LLC, Series 2010-1, Class A1 1.732%, due 10/26/26[3,7]		28,762	28,792
FBR Securitization Trust, Series 2005-2, Class M2 1.506%, due 09/25/35[3]		1,625,000	1,467,709
Finn Square CLO Ltd., Series 2012-1A, Class A1R 2.207%, due 12/24/23[3,7]		3,300,000	3,286,741
First Frankin Mortgage Loan Trust, Series 2005-FFH3, Class M2 1.301%, due 09/25/35[3]		1,000,000	962,545
Fremont Home Loan Trust, Series 2005-2, Class M3 1.521%, due 06/25/35[3]		620,000	545,864
Galaxy XVI CLO Ltd., Series 2013-16A, Class A1 2.211%, due 11/16/25[3,7]		2,900,000	2,895,273
	Face Amount[1]		Value
Asset-backed securities—(continued)
GoldenTree Loan Opportunities IX Ltd., Series 2014-9A, Class AR 2.409%, due 10/29/26[3,7]		3,000,000	$2,998,497
GSAA Trust, Series 2005-10, Class M4 1.421%, due 06/25/35[3]		570,000	526,324
GSAMP Trust, Series 2006-HE4, Class A1 0.911%, due 06/25/36[3]		2,473,798	2,238,494
Harbourmaster Pro-Rata CLO 3 BV, Series PR3A, Class A2 0.046%, due 09/20/23[3,4,7]	EUR	1,600,000	1,712,411
Home Equity Asset Trust, Series 2005-2, Class M5 1.866%, due 07/25/35[3]		1,000,000	923,675
Series 2005-8, Class M1 1.201%, due 02/25/36[3]		234,000	229,041
Home Equity Mortgage Loan Asset-Backed Trust, Series 2005-D, Class AII4 1.121%, due 03/25/36[3]		1,610,000	1,542,265
HSI Asset Securitization Corp. Trust, Series 2006-OPT2, Class M2 1.161%, due 01/25/36[3]		1,745,000	1,586,002
JPMorgan Mortgage Acquisition Corp., Series 2006-FRE1, Class M1 1.161%, due 05/25/35[3]		2,400,000	2,082,794
Series 2006-WMC1, Class A1 0.951%, due 03/25/36[3]		1,145,355	1,137,894
JPMorgan Mortgage Acquisition Trust, Series 2006-NC1, Class A1 0.926%, due 04/25/36[3]		1,812,167	1,748,403
Series 2007-CH1, Class MV2 1.036%, due 11/25/36[3]		1,680,000	1,529,585
Series 2007-CH2, Class AV1 0.931%, due 01/25/37[3]		1,595,155	1,564,781
KVK CLO Ltd., Series 2012-2A, Class A 2.332%, due 02/10/25[3,7]		1,740,514	1,740,576
Lockwood Grove CLO Ltd., Series 2014-1A, Class A1R 2.508%, due 04/25/25[3,7]		1,800,000	1,799,095
Morgan Stanley ABS Capital I, Inc. Trust, Series 2005-HE1, Class M2 1.476%, due 12/25/34[3]		287,754	249,547
Navient Student Loan Trust, Series 2016-6A, Class A1 1.251%, due 03/25/66[3,7]		640,084	640,744
New Century Home Equity Loan Trust, Series 2005-D, Class A2D 1.101%, due 02/25/36[3]		1,772,034	1,732,249
Nomura Home Equity Loan, Inc. Home Equity Loan Trust, Series 2005-HE1, Class M4 1.656%, due 09/25/35[3]		1,650,000	1,564,896
Series 2006-FM1, Class 2A4 1.101%, due 11/25/35[3]		3,000,000	2,480,950

PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2017 (unaudited)

	Face Amount[1]		Value
Asset-backed securities—(continued)
Series 2006-HE1, Class M1 1.181%, due 02/25/36[3]		1,600,000	$1,567,147
Palmer Square CLO Ltd., Series 2013-2A, Class A1A 2.423%, due 10/17/25[3,7]		1,800,000	1,800,317
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates, Series 2004-WHQ1, Class M4 2.496%, due 09/25/34[3]		220,733	193,469
Queen Street CLO II BV, Series 2007-1A, Class A2 0.141%, due 08/15/24[3,7]	EUR	883,603	953,083
RAMP, Series 2006-RZ1 Trust, Class M2 1.191%, due 03/25/36[3]		1,110,000	1,000,830
RASC, Series 2005-KS11 Trust, Class M2 1.191%, due 12/25/35[3]		1,100,000	1,013,379
Series 2005-KS12 Trust, Class M2 1.231%, due 01/25/36[3]		1,700,000	1,483,884
Series 2005-KS4 Trust, Class M3 1.716%, due 05/25/35[3]		1,690,000	1,479,506
Saranac CLO I Ltd., Series 2013-1A, Class A1A 2.512%, due 10/26/24[3,7]		1,800,000	1,801,136
SASCO Mortgage Loan Trust, Series 2005-GEL1, Class M2 2.106%, due 12/25/34[3]		753,022	679,649
Saxon Asset Securities Trust, Series 2004-1, Class M1 1.551%, due 03/25/35[3]		704,097	645,806
Series 2006-1, Class M1 1.236%, due 03/25/36[3]		2,000,000	1,567,075
Securitized Asset-Backed Receivables LLC Trust, Series 2005-FR2, Class M2 1.746%, due 03/25/35[3]		314,592	303,637
Series 2006-OP1, Class M2 1.161%, due 10/25/35[3]		1,655,000	1,488,393
SLM Student Loan Trust, Series 2008-9, Class A 2.538%, due 04/25/23[3]		2,142,991	2,173,857
Soundview Home Loan Trust, Series 2005-OPT1, Class M2 1.446%, due 06/25/35[3]		1,110,000	1,025,120
Series 2005-OPT3, Class M1 1.241%, due 11/25/35[3]		640,000	572,110
Series 2006-1, Class A4 1.071%, due 02/25/36[3]		600,000	566,637
Series 2006-OPT2, Class A3 0.951%, due 05/25/36[3]		1,140,323	1,120,367
Series 2006-OPT3, Class 2A4 1.021%, due 06/25/36[3]		2,675,000	2,188,032
Series 2006-WF2, Class M1 0.991%, due 12/25/36[3]		1,720,000	1,492,897
Stoney Lane Funding I Corp. Series 2007-1A, Class A1 1.263%, due 04/18/22[3,7]		449,027	445,815
	Face Amount[1]		Value
Asset-backed securities—(concluded)
Structured Asset Securities Corp., Series 2001-SB1, Class A2 3.375%, due 08/25/31		540,686	$534,757
Series 2005-WF1, Class M1 1.431%, due 02/25/35[3]		171,474	155,831
US Residential Opportunity Fund II Trust, Series 2016-3II, Class A 3.598%, due 10/27/36[7,8]		3,444,252	3,456,348
Vericrest Opportunity Loan Trust, Series 2016-NPL3, Class A1 4.250%, due 03/26/46[7,8]		1,093,587	1,099,814
VOLT L LLC, Series 2016-NP10, Class A1 3.500%, due 09/25/46[7,8]		2,456,382	2,445,611
VOLT XLVIII LLC, Series 2016-NPL8, Class A1 3.500%, due 07/25/46[7,8]		1,779,825	1,775,376
Wood Street CLO IV BV, Series IV-A, Class C 0.399%, due 09/25/22[3,7]	EUR	1,600,000	1,715,031
Total asset-backed securities (cost—$109,313,104)			111,151,649
Corporate notes—42.91%
Airlines—0.97%
Air Canada 2013-1, Class B Pass-Through Trust 5.375%, due 05/15/21[7]		1,769,905	1,805,303
American Airlines 2013-2, Class A Pass-Through Trust 4.950%, due 01/15/23		1,979,059	2,108,935
American Airlines 2014-1, Class B Pass-Through Trust 4.375%, due 10/01/22		689,946	689,946
Continental Airlines 2009-2, Series A Pass-Through Trust 7.250%, due 11/10/19		805,945	894,599
Continental Airlines 2012-2, Class A Pass-Through Trust 4.000%, due 10/29/24		1,355,520	1,382,630
Northwest Airlines, Series 2000-1, Class G 7.150%, due 10/01/19		1,152,000	1,209,600
			8,091,013
Apparel—0.01%
Hanesbrands, Inc. 4.875%, due 05/15/26[7]		60,000	59,100
Auto & truck—0.55%
General Motors Co. 6.750%, due 04/01/46		510,000	601,288
General Motors Financial Co., Inc. 3.200%, due 07/06/21[9]		2,400,000	2,388,482
4.000%, due 10/06/26		995,000	964,042
4.300%, due 07/13/25		650,000	647,676
			4,601,488

PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2017 (unaudited)

	Face Amount[1]		Value
Corporate notes—(continued)
Auto parts & equipment—0.01%
The Goodyear Tire & Rubber Co. 5.125%, due 11/15/23		60,000	$61,575
ZF North America Capital, Inc. 4.000%, due 04/29/20[7]		45,000	46,890
			108,465
Banking-non-US—7.74%
Bank of Scotland PLC MTN 6.375%, due 08/16/19	GBP	1,100,000	1,539,543
Barclays Bank PLC 7.625%, due 11/21/22		1,600,000	1,752,000
7.750%, due 04/10/23[3]		1,700,000	1,791,375
Barclays PLC 2.635%, due 01/10/23[3]		2,000,000	2,008,418
4.337%, due 01/10/28		1,125,000	1,120,213
Barclays PLC MTN 3.250%, due 02/12/27[6]	GBP	1,100,000	1,333,996
BPE Financiaciones SA 2.500%, due 02/01/17	EUR	3,600,000	3,886,199
Cooperatieve Rabobank UA 6.875%, due 03/19/20[6]	EUR	1,400,000	1,787,431
Credit Agricole SA 7.875%, due 01/23/24[3,7,10]		700,000	712,888
7.875%, due 01/23/24[3,6,10]		1,000,000	1,018,412
Credit Suisse Group Funding Guernsey Ltd. 3.750%, due 03/26/25		2,000,000	1,945,790
3.800%, due 09/15/22		1,900,000	1,917,446
3.800%, due 06/09/23		3,200,000	3,198,432
Deutsche Bank AG 2.792%, due 05/10/19[3]		3,500,000	3,549,430
4.250%, due 10/14/21[7]		1,100,000	1,104,655
DNB Bank ASA 3.200%, due 04/03/17[7]		3,900,000	3,913,018
Eksportfinans ASA 5.500%, due 06/26/17		400,000	405,304
Export-Import Bank of KoreA 4.375%, due 09/15/21		1,300,000	1,388,908
5.000%, due 04/11/22		3,300,000	3,635,521
5.125%, due 06/29/20		400,000	435,432
HSBC Holdings PLC 2.650%, due 01/05/22		1,165,000	1,140,240
3.400%, due 03/08/21		1,700,000	1,732,045
ING Bank NV 2.625%, due 12/05/22[7]		3,400,000	3,384,054
KBC Bank NV 8.000%, due 01/25/23[3,6]		2,200,000	2,313,419
Mitsubishi UFJ Financial Group, Inc. 2.950%, due 03/01/21		1,300,000	1,306,171
National Australia Bank Ltd. 2.400%, due 12/07/21[7]		3,300,000	3,278,171
Novo Banco SA 5.000%, due 05/21/19[6]	EUR	1,629,000	1,314,458
Royal Bank of Scotland Group PLC MTN 2.500%, due 03/22/23[6]	EUR	1,800,000	1,960,339
Royal Bank of Scotland PLC MTN 6.934%, due 04/09/18	EUR	1,000,000	1,158,409
9.500%, due 03/16/22[3,6]		1,600,000	1,616,000
	Face Amount[1]	Value
Corporate notes—(continued)
Banking-non-US—(concluded)
Santander UK Group Holdings PLC 3.125%, due 01/08/21	1,700,000	$1,703,300
Societe Generale SA 4.250%, due 04/14/25[7]	1,000,000	973,147
8.000%, due 09/29/25[3,7,9,10]	1,800,000	1,813,500
Westpac Banking Corp. 2.100%, due 02/25/21[7]	2,500,000	2,465,990
		64,603,654
Banking-US—5.46%
Aviation Capital Group Corp. 2.875%, due 01/20/22[7]	820,000	813,235
6.750%, due 04/06/21[7]	4,820,000	5,536,975
Bank of America Corp. 3.950%, due 04/21/25	865,000	858,116
5.750%, due 12/01/17	500,000	516,857
7.625%, due 06/01/19	2,900,000	3,248,911
Bank of America Corp. MTN 4.000%, due 01/22/25	1,500,000	1,492,484
4.125%, due 01/22/24	3,700,000	3,836,149
6.875%, due 04/25/18	5,300,000	5,615,562
Capital One Financial Corp. 5.550%, due 06/01/20[3,10]	610,000	622,127
Capital One NA/Mclean VA 2.350%, due 01/31/20	960,000	962,612
CIT Group, Inc. 5.000%, due 05/15/18[7]	2,220,000	2,253,344
5.250%, due 03/15/18	180,000	186,030
5.500%, due 02/15/19[7]	30,000	31,562
6.625%, due 04/01/18[7]	200,000	210,100
Citizens Bank N.A. MTN 2.550%, due 05/13/21	1,700,000	1,692,287
JPMorgan Chase & Co. 6.300%, due 04/23/19	400,000	436,520
JPMorgan Chase Bank N.A. 6.000%, due 10/01/17	2,700,000	2,779,658
Regions Financial Corp. 3.200%, due 02/08/21	1,800,000	1,831,232
Santander Holdings USA, Inc. 2.380%, due 11/24/17[3]	1,800,000	1,814,081
Synchrony Financial 2.700%, due 02/03/20	500,000	501,114
The Goldman Sachs Group, Inc. 2.350%, due 11/15/21	545,000	529,835
Toronto-Dominion Bank 2.500%, due 01/18/22[4,7]	2,400,000	2,393,794
Wells Fargo & Co. 2.100%, due 07/26/21	1,200,000	1,167,598
2.269%, due 10/31/23[3]	1,400,000	1,415,071
2.500%, due 03/04/21	1,200,000	1,187,885
5.875%, due 06/15/25[3,10]	800,000	850,500
Wells Fargo & Co. GMTN 2.600%, due 07/22/20[9]	2,800,000	2,817,007
		45,600,646
Beverages—0.07%
Anheuser-Busch InBev Finance, Inc. 4.900%, due 02/01/46	525,000	562,166

PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2017 (unaudited)

	Face Amount[1]	Value
Corporate notes—(continued)
Building & construction—0.12%
D.R. Horton, Inc. 5.750%, due 08/15/23	50,000	$55,595
Lennar Corp. 4.750%, due 11/15/22[8]	150,000	153,844
Meritage Homes Corp. 4.500%, due 03/01/18	45,000	45,675
6.000%, due 06/01/25	15,000	15,375
7.000%, due 04/01/22	50,000	55,000
Odebrecht Offshore Drilling Finance Ltd. 6.625%, due 10/01/22[7]	1,453,160	497,707
PulteGroup, Inc. 4.250%, due 03/01/21	45,000	46,097
Taylor Morrison Communities, Inc./ Monarch Communities, Inc. 5.625%, due 03/01/24[7]	70,000	71,400
Toll Brothers Finance Corp. 4.000%, due 12/31/18	25,000	25,750
4.375%, due 04/15/23	25,000	25,063
5.625%, due 01/15/24	45,000	47,278
		1,038,784
Building products—0.02%
CalAtlantic Group, Inc. 5.375%, due 10/01/22	35,000	36,269
USG Corp. 5.500%, due 03/01/25[7]	120,000	125,700
		161,969
Cable—0.12%
CCO Holdings LLC/CCO Holdings Capital Corp. 5.125%, due 05/01/23[7]	75,000	77,812
5.250%, due 09/30/22	190,000	196,692
5.500%, due 05/01/26[7]	40,000	41,900
5.750%, due 02/15/26[7]	240,000	254,325
CSC Holdings LLC 5.500%, due 04/15/27[7]	200,000	202,750
6.625%, due 10/15/25[7]	200,000	218,250
		991,729
Chemicals—0.04%
Ashland LLC 3.875%, due 04/15/18	5,000	5,088
Huntsman International LLC 5.125%, due 11/15/22	120,000	123,900
NOVA Chemicals Corp. 5.000%, due 05/01/25[7]	220,000	220,550
		349,538
Commercial services—0.76%
Air Lease Corp. 2.125%, due 01/15/20	510,000	503,669
Aircastle Ltd. 4.625%, due 12/15/18	210,000	217,875
5.000%, due 04/01/23	40,000	40,603
Avis Budget Car Rental LLC/ Avis Budget Finance, Inc. 5.500%, due 04/01/23	30,000	29,100
	Face Amount[1]	Value
Corporate notes—(continued)
Commercial services—(concluded)
ERAC USA Finance LLC 2.350%, due 10/15/19[7]	1,650,000	$1,648,677
4.200%, due 11/01/46[7]	535,000	491,756
IHS Markit Ltd. 5.000%, due 11/01/22[7]	110,000	113,987
Iron Mountain US Holdings, Inc. 5.375%, due 06/01/26[7]	30,000	28,875
Iron Mountain, Inc. 5.750%, due 08/15/24	140,000	142,100
6.000%, due 08/15/23	100,000	106,000
R.R. Donnelley & Sons Co. 6.000%, due 04/01/24	85,000	80,750
6.500%, due 11/15/23	75,000	73,325
7.000%, due 02/15/22	9,000	8,933
7.625%, due 06/15/20	20,000	21,200
7.875%, due 03/15/21	225,000	241,312
13.000%, due 02/01/19[8]	25,000	28,500
Republic Services, Inc. 3.550%, due 06/01/22[9]	2,100,000	2,183,089
Service Corp. International 5.375%, due 01/15/22	140,000	145,600
Team Health, Inc. 7.250%, due 12/15/23[2,7]	140,000	160,300
The Hertz Corp. 5.500%, due 10/15/24[7]	85,000	71,400
6.750%, due 04/15/19	22,000	21,890
		6,358,941
Communications equipment—0.24%
QUALCOMM, Inc. 4.800%, due 05/20/45	2,000,000	2,049,896
Computers—0.73%
Apple, Inc. 4.650%, due 02/23/46	505,000	531,542
Diamond 1 Finance Corp./ Diamond 2 Finance Corp. 4.420%, due 06/15/21[7]	2,835,000	2,959,059
5.875%, due 06/15/21[7]	55,000	58,015
6.020%, due 06/15/26[7]	60,000	64,777
EMC Corp. 1.875%, due 06/01/18	215,000	213,897
HP, Inc. 4.650%, due 12/09/21	1,010,000	1,078,908
Seagate HDD Cayman 4.875%, due 03/01/24[7]	935,000	928,717
Western Digital Corp. 10.500%, due 04/01/24[7]	260,000	306,475
		6,141,390
Construction & engineering—0.01%
AECOM 5.875%, due 10/15/24	120,000	129,300
Consumer products—0.00%†
Spectrum Brands, Inc. 6.625%, due 11/15/22	35,000	37,100

PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2017 (unaudited)

	Face Amount[1]	Value
Corporate notes—(continued)
Diversified financials—2.30%
American Express Co. 5.200%, due 11/15/19[3,10]	345,000	$348,450
Doric Nimrod Air Finance Alpha Ltd. 2012-1, Class A Pass-Through Trust 5.125%, due 11/30/22[7]	434,752	448,326
First Data Corp. 5.000%, due 01/15/24[7]	190,000	191,900
Goldman Sachs Group, Inc. 2.201%, due 04/23/20[3]	1,800,000	1,820,610
3.750%, due 05/22/25	1,900,000	1,907,942
5.150%, due 05/22/45	565,000	584,488
5.700%, due 05/10/19[3,10]	375,000	387,056
5.950%, due 01/18/18	2,500,000	2,601,947
6.000%, due 06/15/20	3,400,000	3,769,937
LeasePlan Corp. NV 2.500%, due 05/16/18[7]	2,000,000	2,004,430
Lehman Brothers Holdings, Inc. MTN 0.000%, due 12/30/16[4,11]	1,900,000	114,000
1.000%, due 01/24/13[4,11]	4,500,000	267,750
1.000%, due 12/30/16[4,11]	900,000	54,000
Navient Corp. MTN 4.875%, due 06/17/19	270,000	271,858
8.450%, due 06/15/18	5,000	5,323
OneMain Financial Holdings LLC 6.750%, due 12/15/19[7]	500,000	518,750
Rio Oil Finance Trust, Series 2014-1 9.250%, due 07/06/24[7]	1,727,407	1,701,496
Springleaf Finance Corp. 5.250%, due 12/15/19	2,200,000	2,211,000
		19,209,263
Diversified manufacturing—0.10%
General Electric Co. 5.000%, due 01/21/21[3,10]	804,000	833,547
Electric utilities—0.92%
Duke Energy Corp. 3.750%, due 04/15/24	1,700,000	1,755,071
Dynegy, Inc. 5.875%, due 06/01/23	40,000	36,400
7.375%, due 11/01/22	1,000,000	987,500
7.625%, due 11/01/24	30,000	28,575
8.000%, due 01/15/25[7]	1,700,000	1,632,000
FirstEnergy Corp. Series B 4.250%, due 03/15/23	1,700,000	1,772,224
NRG Energy, Inc. 6.250%, due 07/15/22	270,000	278,100
6.625%, due 03/15/23	55,000	56,650
6.625%, due 01/15/27[7]	145,000	144,094
7.250%, due 05/15/26[7]	60,000	62,775
Ohio Power Co., Series M 5.375%, due 10/01/21	480,000	535,763
	Face Amount[1]	Value
Corporate notes—(continued)
Electric utilities—(concluded)
Talen Energy Supply LLC 4.600%, due 12/15/21	95,000	$77,188
4.625%, due 07/15/19[7,8]	295,000	285,413
6.500%, due 06/01/25	50,000	40,375
		7,692,128
Electric-generation—0.04%
Calpine Corp. 5.375%, due 01/15/23	225,000	221,625
6.000%, due 01/15/22[7]	65,000	67,844
7.875%, due 01/15/23[7]	59,000	61,507
		350,976
Electric-integrated—1.12%
Entergy Gulf States Louisiana LLC 5.590%, due 10/01/24	2,207,000	2,558,193
Puget Energy, Inc. 6.500%, due 12/15/20	6,000,000	6,757,512
		9,315,705
Electronics—0.24%
Amkor Technology, Inc. 6.375%, due 10/01/22	110,000	114,125
Broadcom Corp./Broadcom Cayman Finance Ltd. 3.625%, due 01/15/24[4,7]	1,800,000	1,795,592
Micron Technology, Inc. 5.250%, due 08/01/23[7]	15,000	15,037
5.500%, due 02/01/25	15,000	15,075
5.625%, due 01/15/26[7]	50,000	50,075
		1,989,904
Energy-exploration & production—0.03%
Antero Resources Corp. 5.125%, due 12/01/22	30,000	30,225
5.375%, due 11/01/21	160,000	164,000
5.625%, due 06/01/23	45,000	46,069
		240,294
Finance-captive automotive—1.52%
Bank of America NA 1.263%, due 06/15/17[3]	2,800,000	2,800,084
International Lease Finance Corp. 5.875%, due 04/01/19	2,100,000	2,239,104
6.250%, due 05/15/19	1,455,000	1,569,698
8.875%, due 09/01/17	1,495,000	1,554,800
Park Aerospace Holdings Ltd. 5.250%, due 08/15/22[7,12]	150,000	153,750
5.500%, due 02/15/24[7,12]	150,000	154,125
The Depository Trust & Clearing Corp. 4.875%, due 06/15/20[3,7,10]	2,000,000	2,045,000
Volkswagen Group of America Finance LLC 2.400%, due 05/22/20[7]	2,200,000	2,183,282
		12,699,843

PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2017 (unaudited)

	Face Amount[1]	Value
Corporate notes—(continued)
Finance-non-captive diversified—0.91%
Ford Motor Co. 4.346%, due 12/08/26	625,000	$626,745
Ford Motor Credit Co. LLC 2.459%, due 03/27/20	2,800,000	2,770,992
2.597%, due 11/04/19	1,000,000	1,000,400
4.250%, due 02/03/17	3,200,000	3,200,000
		7,598,137
Financial services—4.29%
Ally Financial, Inc. 3.250%, due 09/29/17	130,000	131,056
3.250%, due 11/05/18	30,000	30,225
3.600%, due 05/21/18	30,000	30,450
3.750%, due 11/18/19	345,000	350,606
4.625%, due 03/30/25	85,000	83,938
4.750%, due 09/10/18	1,400,000	1,445,500
5.500%, due 02/15/17	120,000	120,120
6.250%, due 12/01/17	145,000	150,046
Citicorp Lease Pass-Through Trust 1999-1 8.040%, due 12/15/19[4,7]	744,348	853,171
Citigroup, Inc. 1.727%, due 04/27/18[3]	5,800,000	5,819,975
2.606%, due 05/15/18[3]	300,000	304,875
4.400%, due 06/10/25	980,000	992,833
HSBC Finance Corp. 6.676%, due 01/15/21	1,400,000	1,575,930
Icahn Enterprises LP/Icahn Enterprises Finance Corp. 4.875%, due 03/15/19	150,000	151,687
JPMorgan Chase & Co. 2.250%, due 01/23/20	3,900,000	3,905,729
2.295%, due 08/15/21	1,000,000	982,501
2.750%, due 06/23/20	1,400,000	1,417,044
3.125%, due 01/23/25	1,700,000	1,664,501
4.250%, due 10/15/20	2,800,000	2,970,024
4.400%, due 07/22/20	600,000	638,879
5.300%, due 05/01/20[3,10]	600,000	616,500
6.000%, due 08/01/23[3,10]	425,000	436,687
Morgan Stanley 2.210%, due 01/20/22[3]	2,000,000	2,009,200
3.625%, due 01/20/27	1,225,000	1,205,513
4.375%, due 01/22/47	915,000	905,867
5.450%, due 07/15/19[3,10]	395,000	399,937
Morgan Stanley GMTN 2.450%, due 02/01/19	3,500,000	3,525,690
7.300%, due 05/13/19	2,570,000	2,854,592
The Nielsen Co. Luxembourg SARL 5.000%, due 02/01/25[7]	80,000	79,500
5.500%, due 10/01/21[7]	125,000	129,688
		35,782,264
	Face Amount[1]	Value
Corporate notes—(continued)
Food products—0.39%
Albertsons Cos. LLC/Safeway, Inc./ New Albertson's, Inc./Albertson's LLC 5.750%, due 03/15/25[7]	70,000	$69,563
6.625%, due 06/15/24[7]	95,000	99,009
Aramark Services, Inc. 5.125%, due 01/15/24	125,000	130,625
5.125%, due 01/15/24[7]	55,000	57,475
Grupo Bimbo SAB de CV 4.875%, due 06/27/44[7]	310,000	285,060
Post Holdings, Inc. 6.000%, due 12/15/22[7]	140,000	147,000
7.750%, due 03/15/24[7]	30,000	33,206
Smithfield Foods, Inc. 2.700%, due 01/31/20[4,7,12]	2,400,000	2,408,808
		3,230,746
Gaming—0.17%
AMC Entertainment Holdings, Inc. 5.750%, due 06/15/25	15,000	15,488
5.875%, due 02/15/22	50,000	52,312
Boyd Gaming Corp. 6.375%, due 04/01/26[7]	100,000	107,250
Cedar Fair LP/Canada's Wonderland Co./ Magnum Management Corp. 5.375%, due 06/01/24	90,000	92,700
GLP Capital LP/GLP Financing II, Inc. 4.875%, due 11/01/20	160,000	168,000
5.375%, due 11/01/23	220,000	235,950
Isle of Capri Casinos, Inc. 5.875%, due 03/15/21	125,000	129,225
MGM Growth Properties Operating Partnership LP/MGP Escrow Co-Issuer, Inc. 5.625%, due 05/01/24[7]	40,000	41,750
MGM Resorts International 6.625%, due 12/15/21	50,000	55,750
8.625%, due 02/01/19	110,000	122,100
Regal Entertainment Group 5.750%, due 03/15/22	165,000	171,600
Scientific Games International, Inc. 7.000%, due 01/01/22[7]	75,000	80,156
Shingle Springs Tribal Gaming Authority 9.750%, due 09/01/21[7]	55,000	59,950
Six Flags Entertainment Corp. 5.250%, due 01/15/21[7]	60,000	61,650
		1,393,881
Gas pipelines—0.32%
Kinder Morgan, Inc. 3.050%, due 12/01/19	500,000	508,524
5.000%, due 02/15/21[7]	2,000,000	2,151,614
		2,660,138

PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2017 (unaudited)

	Face Amount[1]	Value
Corporate notes—(continued)
Health care providers & services—0.09%
Abbott Laboratories 4.900%, due 11/30/46	470,000	$473,586
Fresenius Medical Care US Finance II, Inc. 5.875%, due 01/31/22[7]	115,000	124,200
Fresenius Medical Care US Finance, Inc. 5.750%, due 02/15/21[7]	110,000	118,800
LifePoint Health, Inc. 5.875%, due 12/01/23	35,000	34,825
Mallinckrodt International Finance SA/ Mallinckrodt CB LLC 5.500%, due 04/15/25[7]	5,000	4,306
		755,717
Health facilities—0.02%
DaVita, Inc. 5.000%, due 05/01/25	45,000	43,959
5.125%, due 07/15/24	40,000	39,625
Universal Health Services, Inc. 4.750%, due 08/01/22[7]	40,000	40,250
5.000%, due 06/01/26[7]	15,000	14,925
		138,759
Hotels, restaurants & leisure—0.47%
Starbucks Corp. 2.700%, due 06/15/22	1,900,000	1,919,234
4.300%, due 06/15/45[9]	1,900,000	1,992,613
		3,911,847
Insurance—0.47%
American International Group, Inc. 3.375%, due 08/15/20	1,500,000	1,549,564
MetLife, Inc. 5.250%, due 06/15/20[3,10]	1,900,000	1,942,750
Voya Financial, Inc. 5.650%, due 05/15/53[3]	475,000	477,375
		3,969,689
IT consulting & services—0.35%
Hewlett Packard Enterprise Co. 2.450%, due 10/05/17[8]	2,000,000	2,010,306
4.900%, due 10/15/25[8]	900,000	937,145
		2,947,451
Lodging—0.04%
Hilton Worldwide Finance LLC/ Hilton Worldwide Finance Corp. 5.625%, due 10/15/21	5,000	5,149
NCL Corp. Ltd. 4.625%, due 11/15/20[7]	255,000	260,738
Royal Caribbean Cruises Ltd. 5.250%, due 11/15/22	60,000	64,800
7.250%, due 03/15/18	10,000	10,575
		341,262
	Face Amount[1]		Value
Corporate notes—(continued)
Machinery—0.04%
Case New Holland Industrial, Inc. 7.875%, due 12/01/17		53,000	$55,650
CNH Industrial NV 4.500%, due 08/15/23		45,000	45,027
Oshkosh Corp. 5.375%, due 03/01/22		15,000	15,638
5.375%, due 03/01/25		15,000	15,506
Sensata Technologies BV 4.875%, due 10/15/23[7]		70,000	71,487
Terex Corp. 6.000%, due 05/15/21[2]		2,000	2,062
6.500%, due 04/01/20		135,000	138,186
Zebra Technologies Corp. 7.250%, due 10/15/22		25,000	26,938
			370,494
Media—1.87%
Altice Luxembourg SA 7.250%, due 05/15/22[6]	EUR	1,700,000	1,952,140
7.750%, due 05/15/22[7]		160,000	169,800
CBS Radio, Inc. 7.250%, due 11/01/24[7]		1,500,000	1,562,805
Charter Communications Operating LLC/ Charter Communications Operating Capital 4.464%, due 07/23/22		3,400,000	3,554,268
4.908%, due 07/23/25		1,145,000	1,200,574
6.484%, due 10/23/45		915,000	1,040,189
Clear Channel Worldwide Holdings, Inc. 6.500%, due 11/15/22		205,000	214,020
CSC Holdings LLC 7.625%, due 07/15/18		50,000	53,625
DISH DBS Corp. 4.250%, due 04/01/18		45,000	45,900
5.000%, due 03/15/23		65,000	64,018
5.875%, due 11/15/24		65,000	65,731
6.750%, due 06/01/21		130,000	139,750
Gray Television, Inc. 5.125%, due 10/15/24[7]		55,000	54,038
5.875%, due 07/15/26[7]		20,000	19,875
Lamar Media Corp. 5.750%, due 02/01/26		45,000	47,700
Liberty Interactive LLC 8.500%, due 07/15/29		40,000	44,400
Netflix, Inc. 4.375%, due 11/15/26[7]		75,000	73,594
5.500%, due 02/15/22		85,000	91,056
Nexstar Escrow Corp. 5.625%, due 08/01/24[7]		15,000	14,981
Nielsen Finance LLC/Nielsen Finance Co. 5.000%, due 04/15/22[7]		125,000	127,188
Sirius XM Radio, Inc. 4.250%, due 05/15/20[7]		65,000	65,975
5.250%, due 08/15/22[7]		80,000	83,200
5.375%, due 07/15/26[7]		95,000	96,544
TEGNA, Inc. 5.125%, due 10/15/19		70,000	71,750

PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2017 (unaudited)

	Face Amount[1]	Value
Corporate notes—(continued)
Media—(concluded)
Time Warner Cable LLC 5.850%, due 05/01/17	200,000	$202,186
6.750%, due 07/01/18	1,700,000	1,809,641
Univision Communications, Inc. 5.125%, due 05/15/23[7]	215,000	213,521
UPCB Finance IV Ltd. 5.375%, due 01/15/25[7]	200,000	203,000
Viacom, Inc. 3.450%, due 10/04/26	980,000	909,587
3.875%, due 04/01/24	395,000	382,979
4.375%, due 03/15/43	1,025,000	839,710
Zayo Group LLC/Zayo Capital, Inc. 5.750%, due 01/15/27[7]	20,000	20,450
Ziggo Secured Finance BV 5.500%, due 01/15/27[7]	180,000	178,875
		15,613,070
Media-cable—0.18%
Time Warner Entertainment Co. LP 8.375%, due 03/15/23[9]	1,200,000	1,505,893
Medical providers—0.49%
HCA, Inc. 4.750%, due 05/01/23	55,000	56,994
5.000%, due 03/15/24	190,000	197,837
5.250%, due 06/15/26	85,000	88,613
5.875%, due 03/15/22	200,000	217,250
6.500%, due 02/15/20	2,999,000	3,276,407
7.500%, due 02/15/22	50,000	56,938
Tenet Healthcare Corp. 4.375%, due 10/01/21	30,000	30,169
4.750%, due 06/01/20	60,000	60,900
7.500%, due 01/01/22[7]	70,000	75,075
		4,060,183
Metals & mining—0.11%
Anglo American Capital PLC 4.450%, due 09/27/20[7]	100,000	103,500
FMG Resources August 2006 Pty Ltd. 9.750%, due 03/01/22[7]	115,000	133,400
Freeport-McMoRan, Inc. 3.550%, due 03/01/22	60,000	56,100
3.875%, due 03/15/23	95,000	87,638
4.000%, due 11/14/21	50,000	48,750
5.400%, due 11/14/34	110,000	96,078
Hudbay Minerals, Inc. 7.250%, due 01/15/23[7]	70,000	74,025
7.625%, due 01/15/25[7]	65,000	69,550
Novelis Corp. 5.875%, due 09/30/26[7]	55,000	56,031
6.250%, due 08/15/24[7]	30,000	31,688
Teck Resources Ltd. 4.750%, due 01/15/22	50,000	51,250
6.250%, due 07/15/41	95,000	97,612
		905,622
	Face Amount[1]	Value
Corporate notes—(continued)
Oil & gas—1.20%
BP Capital Markets PLC 3.506%, due 03/17/25	2,800,000	$2,830,523
Concho Resources, Inc. 5.500%, due 04/01/23	85,000	88,188
Continental Resources, Inc. 3.800%, due 06/01/24	140,000	130,725
4.500%, due 04/15/23	45,000	44,438
4.900%, due 06/01/44	30,000	26,400
Crestwood Midstream Partners LP/ Crestwood Midstream Finance Corp. 6.000%, due 12/15/20	25,000	25,750
6.250%, due 04/01/23[8]	175,000	180,687
Encana Corp. 6.500%, due 08/15/34	35,000	39,306
Energy Transfer Equity LP 5.875%, due 01/15/24	10,000	10,675
7.500%, due 10/15/20	155,000	173,213
Ferrellgas LP/Ferrellgas Finance Corp. 6.500%, due 05/01/21	20,000	20,150
6.750%, due 01/15/22	75,000	75,375
6.750%, due 06/15/23[8]	110,000	109,725
Hess Corp. 4.300%, due 04/01/27	775,000	774,816
KazMunayGas National Co. JSC 7.000%, due 05/05/20[6]	250,000	274,647
Kinder Morgan Energy Partners LP 5.000%, due 10/01/21	1,800,000	1,938,290
6.850%, due 02/15/20	1,000,000	1,121,314
Laredo Petroleum, Inc. 5.625%, due 01/15/22	70,000	70,919
6.250%, due 03/15/23	55,000	57,544
Newfield Exploration Co. 5.375%, due 01/01/26	60,000	62,250
5.625%, due 07/01/24	75,000	78,938
5.750%, due 01/30/22	40,000	42,600
Noble Energy, Inc. 5.250%, due 11/15/43	540,000	561,848
Oasis Petroleum, Inc. 6.875%, due 03/15/22	125,000	128,125
PDC Energy, Inc. 6.125%, due 09/15/24[7]	70,000	73,850
Petroleos Mexicanos 6.875%, due 08/04/26	28,000	29,646
Precision Drilling Corp. 5.250%, due 11/15/24	85,000	83,513
6.500%, due 12/15/21	55,000	56,513
6.625%, due 11/15/20	26,906	27,511
Range Resources Corp. 4.875%, due 05/15/25	15,000	14,598
5.000%, due 08/15/22[7]	40,000	40,240
5.000%, due 03/15/23[7]	285,000	284,287
5.750%, due 06/01/21[7]	50,000	52,375
SM Energy Co. 5.000%, due 01/15/24	205,000	195,262
6.125%, due 11/15/22	20,000	20,650

PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2017 (unaudited)

	Face Amount[1]		Value
Corporate notes—(continued)
Oil & gas—(concluded)
Targa Resources Partners LP/ Targa Resources Partners Finance Corp. 4.250%, due 11/15/23		160,000	$157,600
5.125%, due 02/01/25[7]		45,000	46,575
5.375%, due 02/01/27[7]		50,000	51,813
			10,000,879
Packaging & containers—0.12%
Ball Corp. 5.000%, due 03/15/22		185,000	194,731
Berry Plastics Corp. 5.500%, due 05/15/22		210,000	218,400
Reynolds Group Issuer, Inc./ Reynolds Group Issuer LLC 4.523%, due 07/15/21[3,7]		135,000	138,881
5.125%, due 07/15/23[7]		70,000	71,750
5.750%, due 10/15/20		285,000	293,431
Sealed Air Corp. 5.500%, due 09/15/25[7]		75,000	79,125
			996,318
Personal & household products—0.02%
Edgewell Personal Care Co. 4.700%, due 05/19/21		25,000	26,282
4.700%, due 05/24/22		155,000	159,898
			186,180
Pharmaceuticals—1.49%
AbbVie, Inc. 3.200%, due 05/14/26		3,500,000	3,318,731
4.450%, due 05/14/46		620,000	578,479
Actavis Funding SCS 3.450%, due 03/15/22		1,400,000	1,419,380
Endo Finance LLC/Endo Finco, Inc. 5.375%, due 01/15/23[7,8]		125,000	104,687
Endo Ltd./Endo Finance LLC/Endo Finco, Inc. 6.000%, due 02/01/25[7,8]		200,000	164,000
Mylan NV 3.950%, due 06/15/26		630,000	628,664
Shire Acquisitions Investments Ireland DAC 1.900%, due 09/23/19		3,800,000	3,754,522
Valeant Pharmaceuticals International, Inc. 4.500%, due 05/15/23[6]	EUR	1,600,000	1,278,128
5.875%, due 05/15/23[7]		130,000	98,963
6.125%, due 04/15/25[7]		130,000	97,338
6.750%, due 08/15/18[7,9]		1,000,000	986,250
			12,429,142
Pipelines—1.58%
Antero Midstream Partners LP/ Antero Midstream Finance Corp. 5.375%, due 09/15/24[7]		155,000	158,487
DCP Midstream Operating LP 2.500%, due 12/01/17		85,000	84,787
4.750%, due 09/30/21[7]		30,000	30,600
5.350%, due 03/15/20[7]		25,000	26,250
5.600%, due 04/01/44		35,000	31,806
	Face Amount[1]	Value
Corporate notes—(continued)
Pipelines—(concluded)
6.450%, due 11/03/36[7]	35,000	$35,700
6.750%, due 09/15/37[7]	35,000	36,400
8.125%, due 08/16/30	15,000	17,288
Energy Transfer Partners LP 6.125%, due 12/15/45	600,000	654,247
6.500%, due 02/01/42	1,000,000	1,128,078
EQT Midstream Partners LP 4.125%, due 12/01/26	2,300,000	2,262,057
ONEOK, Inc. 6.000%, due 06/15/35	55,000	55,413
7.500%, due 09/01/23	50,000	58,000
Regency Energy Partners LP/ Regency Energy Finance Corp. 5.500%, due 04/15/23	135,000	140,459
5.750%, due 09/01/20	1,000,000	1,089,331
Rockies Express Pipeline LLC 5.625%, due 04/15/20[7]	110,000	116,600
6.850%, due 07/15/18[7]	5,000	5,313
7.500%, due 07/15/38[7]	60,000	64,200
Rose Rock Midstream LP/ Rose Rock Finance Corp. 5.625%, due 11/15/23	115,000	113,706
Sabine Pass Liquefaction LLC 5.000%, due 03/15/27[7]	45,000	47,138
5.625%, due 02/01/21[8]	100,000	108,250
5.625%, due 03/01/25	80,000	86,900
5.750%, due 05/15/24	5,910,000	6,434,512
Southern Gas Corridor CJSC 6.875%, due 03/24/26[6]	200,000	216,700
The Williams Cos., Inc. 5.750%, due 06/24/44	45,000	45,563
The Williams Cos., Inc., Series A 7.500%, due 01/15/31	30,000	34,950
Williams Partners LP 6.125%, due 07/15/22	80,000	82,600
		13,165,335
Real estate—0.38%
EPR Properties 5.750%, due 08/15/22	785,000	845,801
Equinix, Inc. 5.875%, due 01/15/26	70,000	74,277
ESH Hospitality, Inc. 5.250%, due 05/01/25[7]	190,000	190,665
MPT Operating Partnership LP/ MPT Finance Corp. 5.250%, due 08/01/26	35,000	34,388
5.500%, due 05/01/24	150,000	152,250
6.375%, due 02/15/22	60,000	62,100
6.375%, due 03/01/24	40,000	42,250
Omega Healthcare Investors, Inc. 4.500%, due 01/15/25	345,000	339,297
5.875%, due 03/15/24	35,000	36,064
Realogy Group LLC/Realogy Co-Issuer Corp. 4.875%, due 06/01/23[7]	90,000	87,750

PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2017 (unaudited)

	Face Amount[1]		Value
Corporate notes—(continued)
Real estate—(concluded)
Sabra Health Care LP/Sabra Capital Corp. 5.500%, due 02/01/21		160,000	$165,600
Vesteda Finance BV MTN 2.500%, due 10/27/22[6]	EUR	1,000,000	1,154,555
			3,184,997
Rental auto/equipment—0.01%
United Rentals North America, Inc. 5.750%, due 11/15/24		55,000	58,094
Retail—0.05%
1011778 BC ULC/New Red Finance, Inc. 4.625%, due 01/15/22[7]		35,000	35,919
Dollar Tree, Inc. 5.750%, due 03/01/23		95,000	100,367
KFC Holding Co./Pizza Hut Holdings LLC/ Taco Bell of America LLC 5.250%, due 06/01/26[7]		60,000	60,699
L Brands, Inc. 5.625%, due 10/15/23		60,000	62,400
QVC, Inc. 5.125%, due 07/02/22		70,000	73,038
5.450%, due 08/15/34		75,000	68,503
			400,926
Retail-specialty—0.03%
Penske Automotive Group, Inc. 5.375%, due 12/01/24		80,000	80,400
Pet Smart, Inc. 7.125%, due 03/15/23[7]		60,000	58,950
Sally Holdings LLC/Sally Capital, Inc. 5.750%, due 06/01/22		120,000	124,140
			263,490
Software—0.21%
Microsoft Corp. 4.500%, due 02/06/57[12]		1,060,000	1,073,971
MSCI, Inc. 5.250%, due 11/15/24[7]		130,000	134,745
5.750%, due 08/15/25[7]		100,000	105,938
Nuance Communications, Inc. 5.375%, due 08/15/20[7]		43,000	44,075
6.000%, due 07/01/24[7]		105,000	107,362
Open Text Corp. 5.875%, due 06/01/26[7]		95,000	99,513
Rackspace Hosting, Inc. 8.625%, due 11/15/24[7]		150,000	155,625
			1,721,229
Special purpose entity—1.22%
CVS Pass-Through Trust 4.704%, due 01/10/36[7]		3,291,697	3,467,777
Daimler Finance North America LLC 1.745%, due 08/03/17[3,7]		3,800,000	3,808,861
2.000%, due 08/03/18[7]		2,900,000	2,905,870
			10,182,508
	Face Amount[1]		Value
Corporate notes—(continued)
Steel producers/products—0.04%
ArcelorMittal 8.000%, due 10/15/39[8]		280,000	$311,500
Telecom-integrated/services—0.08%
Frontier Communications Corp. 7.625%, due 04/15/24		345,000	304,462
8.500%, due 04/15/20		45,000	47,952
9.000%, due 08/15/31		10,000	8,622
9.250%, due 07/01/21		65,000	67,844
11.000%, due 09/15/25		175,000	176,969
Hughes Satellite Systems Corp. 6.500%, due 06/15/19		45,000	48,375
			654,224
Telecommunication services—0.29%
Altice US Finance I Corp. 5.500%, due 05/15/26[7]		175,000	179,375
CommScope Technologies Finance LLC 6.000%, due 06/15/25[7]		30,000	31,969
CommScope, Inc. 5.000%, due 06/15/21[7]		85,000	87,231
Sprint Capital Corp. 6.900%, due 05/01/19		1,820,000	1,942,850
8.750%, due 03/15/32		125,000	143,438
			2,384,863
Telecommunications—1.10%
Embarq Corp. 7.995%, due 06/01/36		185,000	179,912
Qwest Corp. 6.875%, due 09/15/33		105,000	101,939
SFR Group SA 6.000%, due 05/15/22[7]		200,000	205,750
7.375%, due 05/01/26[7]		3,500,000	3,591,875
Telecom Italia Capital SA 6.000%, due 09/30/34		35,000	34,475
7.175%, due 06/18/19		65,000	71,861
Verizon Communications, Inc. 4.125%, due 08/15/46		405,000	348,783
4.600%, due 04/01/21		1,000,000	1,071,634
4.672%, due 03/15/55		730,000	656,117
Virgin Media Secured Finance PLC 5.000%, due 04/15/27[4,7]	GBP	2,200,000	2,744,204
Wind Acquisition Finance SA 4.750%, due 07/15/20[7]		215,000	218,762
			9,225,312
Telephone-integrated—0.02%
Level 3 Financing, Inc. 5.375%, due 08/15/22		155,000	160,038
Tobacco—0.45%
Imperial Brands Finance PLC 3.500%, due 02/11/23[7]		3,755,000	3,795,719
Transportation services—0.23%
AP Moller—Maersk A/S 2.550%, due 09/22/19[7]		1,700,000	1,701,136

PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2017 (unaudited)

	Face Amount[1]	Value
Corporate notes—(concluded)
Transportation services—(concluded)
Transnet SOC Ltd. 4.000%, due 07/26/22[6]	200,000	$192,500
		1,893,636
Utilities—0.49%
Dominion Resources, Inc. 5.750%, due 10/01/54[3]	1,000,000	1,032,500
HD Supply, Inc. 5.250%, due 12/15/21[7]	120,000	126,300
5.750%, due 04/15/24[7]	40,000	42,000
IPALCO Enterprises, Inc. 3.450%, due 07/15/20	2,800,000	2,856,000
		4,056,800
Wireless telecommunication services—0.06%
CenturyLink, Inc. 5.625%, due 04/01/20	70,000	73,850
5.800%, due 03/15/22	25,000	25,711
Sprint Corp. 7.125%, due 06/15/24	200,000	211,000
7.250%, due 09/15/21	150,000	160,500
Windstream Services LLC 7.750%, due 10/01/21	30,000	30,606
		501,667
Wireless telecommunications—0.51%
AT&T, Inc. 3.800%, due 03/15/22	1,500,000	1,536,135
4.750%, due 05/15/46	1,145,000	1,045,934
5.700%, due 03/01/57	1,135,000	1,128,201
T-Mobile USA, Inc. 5.250%, due 09/01/18	50,000	50,715
6.000%, due 03/01/23	65,000	68,738
6.125%, due 01/15/22	90,000	95,175
6.250%, due 04/01/21	105,000	108,801
6.542%, due 04/28/20	55,000	56,581
6.633%, due 04/28/21	80,000	83,400
6.731%, due 04/28/22	85,000	88,400
		4,262,080
Total corporate notes (cost—$357,310,974)		358,236,929
Loan assignments[3]—1.51%
Airlines—0.04%
American Airlines, Inc. 2016 Term Loan B 0.000%, due 12/14/23[13]	340,000	341,445
Chemicals—0.07%
Axalta Coating Systems US Holdings, Inc. Term Loan B1 3.498%, due 02/01/23	340,000	343,672
Huntsman International LLC Term Loan B2 3.842%, due 04/01/23	274,313	276,798
		620,470
Commercial services & supplies—0.12%
Bright Horizons Family Solutions, Inc. 2016 Term Loan B 3.516%, due 11/07/23	331,200	334,615
	Face Amount[1]	Value
Loan assignments[3]—(continued)
Commercial services & supplies—(concluded)
Garda World Security Corp. 2016 Term Loan B 4.000%, due 11/07/20	344,138	$344,396
TransUnion LLC 2017 Term Loan B2 0.000%, due 04/07/23[13]	330,000	331,445
		1,010,456
Electric-generation—0.04%
Vistra Operations Co. LLC 2016 Term Loan B2 4.017%, due 12/14/23	345,000	348,450
Finance other—0.02%
Flying Fortress, Inc. New Term Loan 0.000%, due 10/30/22[13]	150,000	150,856
Food products—0.02%
Albertsons LLC 2016 Term Loan B4 0.000%, due 08/22/21[13]	175,000	175,710
Food-wholesale—0.04%
Pinnacle Foods Finance LLC 2017 Term Loan B 0.000%, due 01/27/24[13]	330,000	330,620
Health care providers & services—0.04%
Envision Healthcare Corp. 2016 Term Loan B 4.000%, due 12/01/23	335,207	338,455
Hotels, restaurants & leisure—0.04%
Four Seasons Holdings, Inc. New 1st Lien Term Loan 0.000%, due 11/30/23[13]	345,000	349,206
Industrial-other—0.04%
Rexnord LLC 2016 Term Loan B 3.750%, due 08/21/23	345,000	346,942
Lodging—0.54%
Hilton Worldwide Finance LLC Term Loan B1 3.500%, due 10/26/20	306,419	309,063
Hilton Worldwide Finance LLC Term Loan B2 3.271%, due 10/25/23	4,166,120	4,203,532
		4,512,595
Media—0.04%
Sinclair Television Group, Inc. Term Loan B2 3.030%, due 01/03/24	340,000	340,425
Oil & gas—0.07%
Energy Transfer Equity LP 2017 Term Loan B 0.000%, due 02/02/24[13]	330,000	329,175
TPF II Power LLC Term Loan B 5.000%, due 10/02/21	275,000	277,750
		606,925
Packaging & containers—0.05%
BWAY Holding Co. 2016 Term Loan B 4.750%, due 08/14/23	169,575	170,592
Signode Industrial Group US, Inc. Term Loan B 4.000%, due 05/01/21	199,021	200,514
		371,106

PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2017 (unaudited)

	Face Amount[1]	Value
Loan assignments[3]—(concluded)
Retail-specialty—0.04%
Bass Pro Group LLC Term Loan B 5.970%, due 12/16/23	345,000	$334,057
Support-services—0.04%
ServiceMaster Co. 2016 Term Loan B 3.276%, due 11/08/23	345,000	346,580
Telecommunication services—0.14%
Consolidated Communications, Inc. Term Loan B2 0.000%, due 10/05/23[13]	345,000	347,525
Telenet International Finance Sarl Term Loan AF 3.767%, due 01/31/25	345,000	347,957
Telesat Canada 2017 Term Loan B 0.000%, due 11/17/23[13]	470,000	470,000
		1,165,482
Telecommunications—0.08%
Greeneden US Holdings II LLC 2017 Term Loan B 6.250%, due 12/01/23	275,000	277,307
Virgin Media Investment Holdings Ltd. Term Loan I 3.517%, due 01/31/25	345,000	346,943
		624,250
Wireless telecommunication services—0.04%
Sprint Communications, Inc. 1st Lien Term Loan B 0.000%, due 01/13/24[13]	330,000	330,000
Total loan assignments (cost—$12,496,106)		12,644,030
Non-US government obligations—2.72%
Bermuda Government International Bond 4.854%, due 02/06/24[6]	200,000	209,000
Brazilian Government International Bond 4.875%, due 01/22/21	220,000	228,910
8.250%, due 01/20/34	100,000	120,000
Colombia Government International Bond 8.125%, due 05/21/24	100,000	126,000
6.125%, due 01/18/41	100,000	111,500
Croatia Government International Bond 6.750%, due 11/05/19[6]	200,000	217,700
6.625%, due 07/14/20[6]	100,000	109,350
Dominican Republic International Bond 6.600%, due 01/28/24[6]	100,000	106,375
6.850%, due 01/27/45[6]	100,000	98,389
Ecuador Government International Bond 7.950%, due 06/20/24[6]	200,000	197,000
El Salvador Government International Bond 6.375%, due 01/18/27[6]	149,000	130,561
Hungary Government International Bond 7.625%, due 03/29/41	150,000	208,687
Indonesia Government International Bond 4.125%, due 01/15/25[6]	200,000	201,000
7.750%, due 01/17/38[6]	100,000	132,375
	Face Amount[1]		Value
Non-US government obligations—(concluded)
Ivory Coast Government International Bond 5.750%, due 12/31/32[6,8]		232,800	$215,922
Japan Finance Organization for Municipalities 2.125%, due 04/13/21[7]		2,000,000	1,957,514
Japan International Cooperation Agency 2.125%, due 10/20/26		480,000	447,538
Kenya Government International Bond 6.875%, due 06/24/24[6]		200,000	193,010
Mexican Bonos, Series M 5.750%, due 03/05/26	MXN	19,000,000	808,377
7.750%, due 11/13/42	MXN	47,775,000	2,219,553
Mexico Government International Bond 5.550%, due 01/21/45		260,000	265,850
Morocco Government International Bond 4.250%, due 12/11/22[6]		200,000	205,600
New Zealand Government Bond 2.500%, due 09/20/35[6]	NZD	900,000	674,382
Panama Government International Bond 6.700%, due 01/26/36		50,000	61,937
Poland Government International Bond 3.250%, due 04/06/26		200,000	193,816
Resolution Funding Corp. Interest Strip 0.010%, due 04/15/29[12]		885,000	596,685
Romanian Government International Bond 4.875%, due 01/22/24[6]		50,000	53,175
Russian Foreign Bond 5.000%, due 04/29/20[6]		200,000	213,500
Senegal Government International Bond 6.250%, due 07/30/24[6]		200,000	196,750
Serbia International Bond 4.875%, due 02/25/20[6]		200,000	205,250
Slovenia Government International Bond 5.500%, due 10/26/22[6]		3,400,000	3,773,656
5.850%, due 05/10/23[6]		4,100,000	4,655,968
5.250%, due 02/18/24[6]		200,000	221,100
South Africa Government Bond 6.500%, due 02/28/41	ZAR	48,530,000	2,578,981
South Africa Government International Bond 6.875%, due 05/27/19		100,000	108,888
Sri Lanka Government International Bond 6.250%, due 10/04/20[6]		100,000	103,375
6.250%, due 07/27/21[6]		200,000	205,758
Turkey Government International Bond 5.125%, due 03/25/22		250,000	248,750
7.375%, due 02/05/25		100,000	110,250
Total non-US government obligations (cost—$24,721,025)			22,712,432
Municipal bonds and notes—1.91%
Education—0.10%
New York City Transitional Finance Authority Building Aid Revenue Fiscal 2008, Series S-1 5.000%, due 01/15/25		100,000	103,586

PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2017 (unaudited)

	Face Amount[1]	Value
Municipal bonds and notes—(concluded)
Will County Community High School District No. 210 Lincoln-Way (Capital Appreciation) (AGM Insured) 4.332%, due 01/01/21[14]	780,000	$724,316
		827,902
General obligation—0.19%
California State (Build America Bonds) 7.500%, due 04/01/34	1,100,000	1,552,540
Media & photography—0.68%
Alabama Economic Settlement Authority, Series B 3.163%, due 09/15/25	2,000,000	2,010,020
City of Chicago, Series B 7.375%, due 01/01/33	2,200,000	2,233,220
State of Illinois 5.877%, due 03/01/19	1,335,000	1,415,580
		5,658,820
Transportation—0.71%
Bay Area Toll Authority Toll Bridge Revenue (Build America Bonds) 6.263%, due 04/01/49	1,200,000	1,647,564
Harris County Metropolitan Transportation Authority (Build America Bonds), Series C 6.875%, due 11/01/38	3,100,000	3,475,937
Port Authority of New York & New Jersey Consolidated (One Hundred Fifty-Eight) 5.859%, due 12/01/24	700,000	838,341
		5,961,842
Utilities—0.23%
Cincinnati Water System Revenue (Build America Bonds), Series B 6.458%, due 12/01/34	100,000	112,512
Metropolitan Water District Southern California (Build America Bonds) 5.906%, due 07/01/25	1,700,000	1,847,458
		1,959,970
Total municipal bonds and notes (cost—$14,275,636)		15,961,074
Time deposits—1.44%
Abbey National 1.400%, due 07/07/17	2,100,000	2,100,000
Credit Suisse 1.753%, due 09/12/17	3,500,000	3,500,000
Natixis 1.400%, due 07/03/17	2,900,000	2,882,858
Sumitomo Mitsui Banking Corp. 1.663%, due 09/15/17	3,500,000	3,500,000
Total time deposits (cost—$11,982,858)		11,982,858
	Number of Shares	Value
Short-term US government obligation[15]—0.01%
US Treasury Bill 0.471%, due 02/09/17[2] (cost—$71,993)	72,000	$71,992
Investment company—0.30%
PowerShares Senior Loan Portfolio (cost—$2,546,464)	108,800	2,535,040
	Face Amount[1]
Repurchase agreements—1.04%
Repurchase agreement dated 01/31/17 with Deutsche Bank Securities, Inc., 0.690% due 02/01/17, collateralized by $3,007,000 US Treasury Bond, 3.125% due 02/15/43; (value—$3,095,259); proceeds: $3,000,058	3,000,000	3,000,000
Repurchase agreement dated 01/31/17 with State Street Bank and Trust Co., 0.010% due 02/01/17, collateralized by $5,684,876 US Treasury Notes, 1.000% to 3.750% due 05/15/18 to 12/31/19; (value—$5,786,527); proceeds: $5,673,002	5,673,000	5,673,000
Total repurchase agreements (cost—$8,673,000)		8,673,000
	Number of Contracts
Options purchased—0.00%†
Put options—0.00%†
US Treasury Note 10 Year Futures, strike @ $94, expires 03/24/17	1,330	1,330
US Treasury Note 10 Year Futures, strike @ $102, expires 03/24/17	270	270
US Treasury Note 10 Year Futures, strike @ $98, expires 03/24/17	163	163
US Treasury Note 5 Year Futures, strike @ $110.5, expires 02/24/17	97	97
US Treasury Note 5 Year Futures, strike @ $90, expires 03/24/17	106	106
US Treasury Note 5 Year Futures, strike @ $92, expires 03/24/17	5	5
US Treasury Note 5 Year Futures, strike @ $93.5, expires 03/24/17	574	574
US Treasury Note 5 Year Futures, strike @ $94, expires 03/24/17	109	109
US Treasury Note 5 Year Futures, strike @ $96, expires 03/24/17	65	65
Total options purchased (cost—$23,301)		2,719

PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2017 (unaudited)

	Notional Amount		Value
Swaptions purchased[4]—0.04%
Put swaptions—0.04%
3 Month USD LIBOR Interest Rate Swap, strike @ 2.905%, expires 08/20/18 (Counterparty: MSCI; pay floating rate); underlying swap terminates 08/22/48	USD	3,600,000	$225,724
3 Month USD LIBOR Interest Rate Swap, strike @ 2.940%, expires 08/20/18 (Counterparty: GSB; pay floating rate); underlying swap terminates 08/22/48	USD	1,200,000	71,908
Total swaptions purchased (cost—$472,360)			297,632
	Number of Shares	Value
Investment of cash collateral from securities loaned—0.37%
Money market fund—0.37%
State Street Institutional U.S. Government Money Market Fund (cost—$3,077,993)	3,077,993	$3,077,993
Total investments before investments sold short (cost—$1,014,720,631)—121.24%		1,012,118,920
	Face Amount[1]
Investment sold short—(1.66)%
FNMA TBA 3.000% (proceeds—$13,868,203)	(14,000,000)	(13,868,190)
Liabilities in excess of other assets—(19.58)%		(163,455,948)
Net assets—100.00%		$834,794,782

For a listing of defined portfolio acronyms, counterparty acronyms and currency type abbreviation that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 239.

Aggregate cost for federal income tax purposes before investments sold short was substantially the same for book purposes; and net unrealized depreciation consisted of:

Gross unrealized appreciation	$21,057,228
Gross unrealized depreciation	(23,658,939)
Net unrealized depreciation	$(2,601,711)

Foreign exchange options written

Notional amount (000)		Call options	Counterparty	Expiration date	Premiums received	Current value	Unrealized appreciation
USD	1,600	USD Call/BRL Put, strike @ BRL 3.70	CSI	02/22/17	$22,720	$(16)	$22,704
USD	1,400	USD Call/BRL Put, strike @ BRL 3.70	CSI	02/23/17	19,250	(19)	19,231
USD	1,300	USD Call/BRL Put, strike @ BRL 4.25	DB	11/17/17	37,960	(11,361)	26,599
USD	2,000	USD Call/BRL Put, strike @ BRL 6.30	CSI	01/11/18	106,500	(1,460)	105,040
					$186,430	$(12,856)	$173,574

Foreign exchange options written activity for the period ended Janaury 31, 2017 was as follows:

Premiums received
Foreign exchange options outstanding at July 31, 2016	$530,831
Foreign exchange options written	677,841
Foreign exchange options exercised	(259,325)
Foreign exchange options terminated in closing purchase transactions	(89,267)
Foreign exchange options expired prior to exercise	(673,650)
Foreign exchange options outstanding at January 31, 2017	$186,430

PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2017 (unaudited)

Options written

Notional amount	Put options	Expiration date	Premiums received	Current value	Unrealized appreciation
$4,000,000	FNMA TBA, 4.000%, strike @ $103.69	03/06/17	$12,344	$(5,162)	$7,182
10,000,000	FNMA TBA, 4.000%, strike @ $104.00	03/06/17	32,031	(19,070)	12,961
			$44,375	$(24,232)	$20,143

Options written activity for the period ended January 31, 2017 was as follows:

	Number of contracts	Premiums received
Options outstanding at July 31, 2016	290	$100,791
Options written	609	169,857
Options exercised	(325)	(93,196)
Options expired prior to exercise	(574)	(177,452)
Options outstanding at January 31, 2017	—	$—
	Notional amount	Premiums received
Options outstanding at July 31, 2016	$—	$—
Options written	14,000,000	44,375
Options exercised	—	—
Options expired prior to exercise	—	—
Options outstanding at January 31, 2017	$14,000,000	$44,375

Swaptions written4

Notional amount (000)		Put swaptions	Counterparty	Pay/ receive floating rate	Expiration date	Premiums received	Current value	Unrealized appreciation
USD	20,400	3 Month USD LIBOR Interest Rate Swap strike @ 2.375%, terminating 02/10/27	CITI	Pay	02/08/17	$146,880	$(121,421)	$25,459
USD	15,800	3 Month USD LIBOR Interest Rate Swap strike @ 2.800%, terminating 08/22/23	MSCI	Pay	08/20/18	352,560	(192,312)	160,248
USD	5,100	3 Month USD LIBOR Interest Rate Swap strike @ 2.800%, terminating 08/22/23	GSB	Pay	08/20/18	113,591	(62,076)	51,515
						$613,031	$(375,809)	$237,222

Swaptions written activity for the period ended January 31, 2017 was as follows:

Premiums received
Swaptions outstanding at July 31, 2016	$804,611
Swaptions written	273,360
Swaptions exercised	—
Swaptions terminated in closing purchase transactions	(239,055)
Swaptions expired prior to exercise	(225,885)
Swaptions outstanding at January 31, 2017	$613,031

PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2017 (unaudited)

Futures contracts

Number of contracts	Currency		Expiration date	Cost	Current value	Unrealized appreciation (depreciation)
US Treasury futures buy contracts:
39	USD	US Long Bond Futures	March 2017	$5,935,023	$5,882,906	$(52,117)
2,106	USD	US Treasury Note 10 Year Futures	March 2017	262,339,258	262,131,187	(208,071)
27	USD	US Treasury Note 2 Year Futures	March 2017	5,857,395	5,853,516	(3,879)
1,106	USD	US Treasury Note 5 Year Futures	March 2017	130,483,940	130,361,110	(122,830)
26	USD	US Ultra Long Bond Futures	March 2017	4,214,100	4,177,875	(36,225)
84	USD	US Ultra Treasury Note 10 Year Futures	March 2017	11,285,539	11,269,125	(16,414)
Interest rate futures buy contracts:
41	EUR	3 Month EURIBOR Futures	March 2017	11,101,430	11,100,833	(597)
17	EUR	Euro Bund Futures	February 2017	200	184	(16)
331	EUR	German Euro Bund Futures	March 2017	57,955,990	57,931,387	(24,603)
41	USD	90-Day Eurodollar Futures	March 2017	10,142,526	10,139,812	(2,714)
2	USD	Australian Dollar Futures	March 2017	148,678	151,560	2,882
22	USD	British Pound Futures	March 2017	1,737,247	1,731,263	(5,984)
1	USD	Mexican Peso Futures	March 2017	24,239	23,850	(389)
8	USD	Swedish Krona Futures	March 2017	1,752,975	1,833,760	80,785
				$502,978,540	$502,588,368	$(390,172)
				Proceeds
US Treasury futures sell contracts:
41	USD	US Long Bond Futures	March 2017	$6,104,076	$6,184,593	$(80,517)
Interest rate futures sell contracts:
67	CAD	Canada Government Bond 10 Year Futures	March 2017	7,150,171	7,076,642	73,529
26	EUR	3 Month EURIBOR Futures	December 2017	7,034,613	7,034,290	323
35	EUR	3 Month EURIBOR Futures	March 2018	9,467,957	9,466,403	1,554
13	EUR	German Euro BOBL Futures	March 2017	1,867,400	1,865,613	1,787
9	EUR	German Euro Bund Futures	March 2017	1,571,651	1,575,174	(3,523)
28	EUR	German Euro Buxl 30 Year Futures	March 2017	5,319,695	5,053,786	265,909
10	EUR	Italian Government Bond Futures	March 2017	1,432,810	1,413,173	19,637
402	EUR	Mid-Term Euro-OAT Futures	March 2017	65,221,036	64,169,503	1,051,533
103	GBP	United Kingdom Long Gilt Bond Futures	March 2017	16,013,694	16,050,322	(36,628)
45	USD	90-Day Eurodollar Futures	March 2017	11,129,967	11,129,063	904
198	USD	90-Day Eurodollar Futures	December 2017	48,967,673	48,757,500	210,173
22	USD	Canadian Dollar Futures	March 2017	1,625,491	1,690,150	(64,659)
54	USD	Euro Fx Futures with American Style Options	March 2017	7,129,740	7,304,175	(174,435)
12	USD	New Zealand Dollar Futures	March 2017	865,631	880,080	(14,449)
71	USD	South African Rand Futures	March 2017	2,534,272	2,606,588	(72,316)
				$193,435,877	$192,257,055	$1,178,822
						$788,650

PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2017 (unaudited)

Forward foreign currency contracts

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation (depreciation)
BB	JPY	170,500,000	USD	1,468,163	02/14/17	$(42,336)
BB	MXN	28,219,730	USD	1,375,000	02/13/17	23,860
BB	MXN	46,055,000	USD	2,148,094	02/13/17	(56,986)
BB	SGD	715,000	USD	496,182	03/17/17	(11,336)
BB	USD	1,329,890	JPY	152,100,000	02/14/17	17,598
BB	USD	1,152,572	MXN	24,000,000	02/13/17	(3,469)
BNP	CAD	2,839,000	USD	2,148,157	02/02/17	(33,608)
BNP	CHF	1,174,000	USD	1,149,665	02/14/17	(37,417)
BNP	MYR	2,596,159	USD	586,504	03/17/17	1,712
BNP	TWD	22,436,625	USD	705,000	03/01/17	(11,258)
BNP	USD	762,654	CHF	767,000	02/14/17	12,892
BNP	USD	3,812,956	EUR	3,532,000	03/02/17	3,757
BNP	USD	1,926,731	JPY	204,100,000	02/14/17	(118,563)
BNP	USD	3,693,457	MXN	74,329,000	02/13/17	(134,638)
BNP	USD	1,462,260	MXN	30,880,000	02/13/17	16,252
BOA	BRL	24,577,008	USD	7,416,340	02/02/17	(383,161)
BOA	EUR	20,042,000	USD	20,915,533	02/02/17	(719,802)
BOA	TWD	44,504,640	USD	1,377,000	02/03/17	(42,787)
BOA	TWD	82,326,410	USD	2,597,484	03/21/17	(32,382)
BOA	TWD	256,186,530	USD	8,153,094	03/21/17	(30,623)
BOA	USD	7,859,613	BRL	24,577,008	02/02/17	(60,111)
BOA	USD	6,193,210	MXN	116,518,000	02/13/17	(614,414)
BOA	USD	1,406,150	TWD	44,504,640	02/03/17	13,637
CITI	AUD	5,875,000	USD	4,527,733	02/14/17	73,427
CITI	CHF	1,740,000	USD	1,704,791	02/14/17	(54,597)
CITI	USD	1,479,000	TWD	47,187,495	03/21/17	28,375
CSI	TWD	3,663,280	USD	116,000	03/21/17	(1,021)
DB	BRL	25,856,455	USD	8,268,774	02/02/17	63,241
DB	TWD	43,404,660	USD	1,374,000	03/21/17	(12,535)
DB	USD	7,540,853	BRL	25,856,455	02/02/17	664,680
GSI	AUD	5,688,000	USD	4,277,433	02/02/17	(36,348)
GSI	EUR	1,620,000	USD	1,722,054	02/02/17	(26,735)
GSI	JPY	225,600,000	USD	2,196,610	02/14/17	197,968
GSI	JPY	475,200,000	USD	4,159,879	02/14/17	(50,027)
GSI	NZD	3,392,000	USD	2,411,530	02/14/17	(76,284)
GSI	USD	4,274,532	AUD	5,688,000	03/02/17	36,348
GSI	USD	2,276,449	CHF	2,282,000	02/14/17	30,979
GSI	USD	13,058,649	GBP	10,420,000	02/02/17	49,704
GSI	USD	2,214,947	NZD	3,165,000	02/14/17	106,377
HSBC	BRL	1,279,447	USD	402,848	02/02/17	(3,183)
HSBC	MXN	141,430,128	USD	7,382,109	02/13/17	610,538
HSBC	USD	399,990	BRL	1,279,447	03/02/17	3,157
HSBC	USD	409,161	BRL	1,279,447	02/02/17	(3,129)
HSBC	USD	747,000	IDR	10,614,870,000	05/16/17	40,021
HSBC	USD	297,565	INR	20,439,741	04/20/17	530

PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2017 (unaudited)

Forward foreign currency contracts—(continued)

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation (depreciation)
JPMCB	CHF	135,000	USD	137,715	02/14/17	$1,211
JPMCB	EUR	21,081,000	USD	22,572,017	03/02/17	(208,317)
JPMCB	GBP	10,420,000	USD	12,840,396	02/02/17	(267,956)
JPMCB	MXN	119,438,000	USD	5,772,325	02/13/17	53,721
JPMCB	MXN	145,605,000	USD	6,867,509	02/13/17	(103,951)
JPMCB	KRW	17,937,572,420	USD	14,847,325	03/21/17	(594,779)
JPMCB	SGD	17,436,408	USD	12,040,716	03/17/17	(335,918)
JPMCB	TWD	87,666,120	USD	2,748,000	03/01/17	(50,621)
JPMCB	TWD	289,915,486	USD	9,065,000	03/21/17	(196,168)
JPMCB	USD	4,144,775	AUD	5,688,000	02/02/17	169,005
JPMCB	USD	22,889,385	EUR	21,402,000	02/02/17	214,069
JPMCB	USD	4,370,755	JPY	496,800,000	02/14/17	30,509
JPMCB	USD	1,019,971	MXN	21,450,000	02/13/17	7,039
JPMCB	USD	10,592,209	MXN	219,000,000	02/13/17	(106,652)
RBC	AUD	119,219	USD	91,588	02/15/17	1,201
RBC	EUR	1,768,954	USD	1,890,584	02/15/17	(19,878)
RBC	JPY	2,154,647	USD	20,697	02/15/17	1,608
RBC	MXN	3,317,298	USD	176,253	02/15/17	17,469
RBC	NZD	6,250,343	USD	4,560,938	02/15/17	(23,143)
RBC	USD	89,530	AUD	119,219	02/15/17	858
RBC	USD	1,961,204	EUR	1,768,954	02/15/17	(50,742)
RBC	USD	18,786	JPY	2,154,647	02/15/17	303
RBC	USD	162,987	MXN	3,317,298	02/15/17	(4,203)
RBC	USD	4,513,366	NZD	6,250,343	02/15/17	70,715
RBC	USD	2,235,844	ZAR	30,877,051	02/15/17	50,456
RBC	ZAR	30,877,051	USD	2,276,296	02/15/17	(10,003)
SG	AUD	153,319	USD	117,780	02/15/17	1,539
SG	GBP	729,125	USD	927,595	02/15/17	10,162
SG	JPY	172,415,312	USD	1,656,258	02/15/17	128,749
SG	USD	115,119	AUD	153,319	02/15/17	1,122
SG	USD	905,575	GBP	729,125	02/15/17	11,858
SG	USD	1,502,986	JPY	172,415,312	02/15/17	24,524
SSC	AUD	74,483	USD	55,916	02/15/17	(554)
SSC	EUR	637,156	USD	706,357	02/15/17	18,231
SSC	GBP	372,529	USD	462,886	02/15/17	(5,855)
SSC	JPY	18,431,493	USD	160,662	02/15/17	(2,631)
SSC	MXN	46,954,622	USD	2,443,889	02/15/17	196,383
SSC	NZD	2,970,718	USD	2,144,178	02/15/17	(34,585)
SSC	SEK	7,593,797	USD	831,591	02/15/17	(37,035)
SSC	USD	57,203	AUD	74,483	02/15/17	(733)
SSC	USD	680,985	EUR	637,156	02/15/17	7,140
SSC	USD	474,129	GBP	372,529	02/15/17	(5,388)
SSC	USD	177,056	JPY	18,431,493	02/15/17	(13,762)
SSC	USD	2,430,523	MXN	46,954,622	02/15/17	(183,017)
SSC	USD	2,167,372	NZD	2,970,718	02/15/17	11,391

PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2017 (unaudited)

Forward foreign currency contracts—(concluded)

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation (depreciation)
SSC	USD	844,976	SEK	7,593,797	02/15/17	$23,650
SSC	USD	1,831,426	ZAR	25,053,894	02/15/17	23,696
SSC	ZAR	25,053,894	USD	1,819,120	02/15/17	(36,003)
WBC	GBP	12,091,000	USD	15,176,429	03/02/17	(41,416)
						$(1,858,398)

Centrally cleared credit default swap agreements on corporate issues—sell protection16

Referenced obligations	Notional amount (000)		Termination date	Payments received by the Portfolio[17]	Upfront payments received (made)	Value	Unrealized appreciation	Credit spread[18]
Tesco PLC, bond, 6.000%, due 12/14/29	EUR	1,500	12/20/20	1.000%	$44,799	$(29,350)	$15,449	1.51%
Volkswagen International Finance N.V. bond, 5.375%, due 05/22/18	EUR	2,000	12/20/17	1.000	(12,495)	16,730	4,235	0.26
Airbus Group Finance BV, bond, 5.500%, due 09/25/18	EUR	1,700	12/20/17	1.000	(7,920)	14,736	6,816	0.23
Anadarko Petroleum Corp. bond, 6.95%, due 06/15/19	USD	1,400	06/20/21	1.000	33,070	387	33,457	1.04
Berkshire Hathaway, Inc. bond, 1.550%, due 02/09/18	USD	2,200	12/20/21	1.000	(17,808)	25,959	8,151	0.77
Exelon Generation Co. LLC, bond, 6.200%, due 10/01/17	USD	2,000	12/20/21	1.000	87,577	(67,231)	20,346	1.77
MetLife, Inc. bond, 4.75%, due 02/08/21	USD	1,900	12/20/21	1.000	22,233	11,148	33,381	0.90
Navient Corp. bond, 5.500%, due 01/15/23	USD	800	12/20/21	5.000	(16,532)	27,918	11,386	4.28
Sprint Communications, Inc. bond, 7.000%, due 08/15/20	USD	2,800	12/20/19	5.000	(139,364)	258,942	119,578	1.86
Volkswagen International Finance N.V. bond, 5.375%, due 05/22/18	EUR	600	06/20/17	1.000	(771)	2,725	1,954	0.22
					$(7,211)	$261,964	$254,753

Centrally cleared credit default swap agreements on credit indices—buy protection19

Referenced obligations	Notional amount (000)		Termination dates	Payments made by the Portfolio[17]	Upfront payments made	Value	Unrealized depreciation
CMBX.NA.AAA.8 Index	USD	10,315	06/20/21	5.000%	$373,272	$(798,994)	$(425,722)

PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2017 (unaudited)

Centrally cleared credit default swap agreements on credit indices—sell protection16

Referenced obligations	Notional amount (000)		Termination date	Payments received by the Portfolio[17]	Upfront payments received (made)	Value	Unrealized appreciation	Credit spread[18]
iTraxx Europe Crossover Series 25 Index	EUR	9,400	12/20/21	5.000%	$(735,738)	$946,471	$210,733	3.01%
iTraxx Europe Series 26 Index	EUR	8,400	12/20/21	1.000	(108,335)	126,195	17,860	0.73
					$(844,073)	$1,072,666	$228,593

Centrally cleared interest rate swap agreements

Notional amount (000)		Termination date	Payments made by the Portfolio[17]	Payments received by the Portfolio[17]	Value	Unrealized appreciation (depreciation)
CAD	500	12/16/46	1.750%	3 Month Canadian Dollar	$60,174	$66,753
GBP	10,500	03/15/22	0.500	6 Month EURIBOR	362,088	185,012
GBP	4,700	03/15/27	0.750	6 Month EURIBOR	393,929	238,145
JPY	1,600,000	03/18/26	0.300	6 Month EURIBOR	(121,551)	(6,834)
USD	25,000	12/16/19	2.000	3 Month USD LIBOR	(257,650)	131,235
USD	4,400	12/16/20	2.000	3 Month USD LIBOR	(31,758)	28,726
USD	18,300	06/15/21	2.000	3 Month USD LIBOR	(103,189)	407,674
USD	23,100	06/28/21	1.450	3 Month USD LIBOR	386,112	386,112
USD	17,800	12/21/21	1.500	3 Month USD LIBOR	379,278	433,805
USD	37,400	12/16/22	2.250	3 Month USD LIBOR	(437,794)	(620,087)
USD	800	08/05/25	2.350	3 Month USD LIBOR	(10,525)	(10,525)
USD	3,500	12/16/25	2.500	3 Month USD LIBOR	(65,368)	(63,334)
USD	13,400	06/15/26	2.250	3 Month USD LIBOR	62,377	83,959
USD	11,100	12/21/26	1.750	3 Month USD LIBOR	593,853	866,423
USD	300	06/21/27	1.500	3 Month USD LIBOR	25,311	(620)
USD	46,200	12/16/45	2.750	3 Month USD LIBOR	(789,532)	(3,061,285)
USD	4,700	06/15/46	2.500	3 Month USD LIBOR	126,219	287,858
USD	2,900	06/15/46	2.500	3 Month USD LIBOR	107,541	228,354
					$679,515	$(418,629)

Credit default swap agreements on corporate issues—sell protection16

Counterparty	Referenced obligations	Notional amount (000)		Termination dates	Payments received by the Portfolio[17]	Upfront payments received (made)	Value	Unrealized appreciation	Credit spread[18]
BNP	Barclays Bank PLC bond	EUR	1,900	06/20/17	1.000%	$—	$8,302	$8,302	0.26%
BNP	Petroleo Brasileiro SA, bond, 8.375%, due 12/10/18	USD	1,300	03/20/20	1.000	120,168	(60,566)	59,602	2.60
BOA	Anheuser-Busch InBev N.V. bond, 2.250%, due 09/24/20	EUR	1,600	12/20/17	1.000	(7,522)	12,799	5,277	0.30
GSI	Petroleo Brasileiro SA, bond, 8.375%, due 12/10/18	USD	1,500	03/20/20	1.000	144,181	(69,884)	74,297	2.60
						$256,827	$(109,349)	$147,478

PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2017 (unaudited)

Credit default swap agreements on credit indices—sell protection16

Counterparty	Referenced obligations	Notional amount (000)		Termination dates	Payments received by the Portfolio[17]	Upfront payments received (made)	Value	Unrealized appreciation
BOA	CMBX.NA.AAA.8 Index	USD	5,300	10/17/57	0.500%	$401,831	$(71,695)	$330,136
BOA	CMBX.NA.AAA.9 Index	USD	3,200	09/17/58	0.500	244,331	(71,363)	172,968
BOA	CMBX.NA.BBB-.6 Index	USD	1,000	05/11/63	3.000	91,171	(60,803)	30,368
GSI	CMBX.NA.AAA.9 Index	USD	5,000	09/17/58	0.500	318,622	(111,517)	207,105
MSCI	CMBX.NA.AAA.3 Index	USD	30	12/13/49	0.080	197	(93)	104
MSCI	CMBX.NA.BBB-.6 Index	USD	1,200	05/11/63	3.000	98,023	(72,964)	25,059
MSCI	CMBX.NA.BBB-.7 Index	USD	2,000	01/17/47	3.000	231,866	(106,629)	125,237
						$1,386,041	$(495,064)	$890,977

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of January 31, 2017 in valuing the Portfolio's investments. In the event a Portfolio holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments.

Assets Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
US government obligations	$—	$233,555,348	$—	$233,555,348
Government national mortgage association certificates	—	26,025	—	26,025
Federal home loan mortgage corporation certificates	—	3,057,146	—	3,057,146
Federal housing administration certificates	—	—	8,342	8,342
Federal national mortgage association certificates	—	116,989,596	16,363	117,005,959
Collateralized mortgage obligations	—	111,118,752	—	111,118,752
Asset-backed securities	—	111,151,649	—	111,151,649
Corporate notes	—	358,236,929	—	358,236,929
Loan assignments	—	12,644,030	—	12,644,030
Non-US government obligations	—	22,712,432	—	22,712,432
Municipal bonds and notes	—	15,961,074	—	15,961,074
Time deposits	—	11,982,858	—	11,982,858
Short-term US government obligation	—	71,992	—	71,992
Investment company	2,535,040	—	—	2,535,040
Repurchase agreements	—	8,673,000	—	8,673,000
Options purchased	2,719	—	—	2,719
Swaptions purchased	—	297,632	—	297,632
Investment of cash collateral from securities loaned	—	3,077,993	—	3,077,993
Futures contracts	1,709,016	—	—	1,709,016
Forward foreign currency contracts	—	3,071,662	—	3,071,662
Swap agreements	—	3,949,194	—	3,949,194
Total	$4,246,775	$1,016,577,312	$24,705	$1,020,848,792

PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2017 (unaudited)

Fair valuation summary—(concluded)

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Liabilities
Investment sold short	$—	$(13,868,190)	$—	$(13,868,190)
Foreign exchange options written	—	(12,856)	—	(12,856)
Options written	—	(24,232)	—	(24,232)
Swaptions written	—	(375,809)	—	(375,809)
Futures contracts	(920,366)	—	—	(920,366)
Forward foreign currency contracts	—	(4,930,060)	—	(4,930,060)
Swap agreements	—	(3,338,456)	—	(3,338,456)
Total	$(920,366)	$(22,549,603)	$—	$(23,469,969)

At January 31, 2017, there were no transfers between Level 1 and Level 2.

Level 3 rollforward disclosure

The following is a rollforward of the Portfolio's investments that was valued using unobservable inputs for the period ended January 31, 2017:

	Federal home loan mortgage corporation certificates	Federal housing administration certificates	Federal national mortgage association certificates	Asset-backed securities	Total
Beginning balance	$1,060,265	$9,717	$18,660	$1,599,938	$2,688,580
Purchases	—	—	—	—	—
Sales	(39,580)	(1,113)	(2,348)	(59,240)	(102,281)
Accrued discounts/(premiums)	—	(30)	—	—	(30)
Total realized gain/(loss)	(25)	(37)			(62)
Net change in unrealized appreciation/depreciation	109,831	(195)	51	444	110,131
Transfers into Level 3	—	—	—	—	—
Transfers out of Level 3	(1,130,491)	—	—	(1,541,142)	(2,671,633)
Ending balance	$—	$8,342	$16,363	$—	$24,705

The change in net unrealized appreciation/depreciation relating to the Level 3 investments held at January 31, 2017, was $(7,382). Transfers out of Level 3 represent the value at the end of the period. At January 31, 2017, securities were transferred from Level 3 to Level 2 as the valuation is based primarily on observable inputs from an established pricing source.

Portfolio footnotes

†  Amount represents less than 0.005%.

1  In US dollars unless otherwise indicated.

2  Security, or portion thereof, pledged as collateral for investments sold short, written options, futures and/or swap agreements.

3  Variable or floating rate security. The interest rate shown is the current rate at the period end and changes periodically.

4  Illiquid investment at the period end.

5  Security is being fair valued by a valuation committee under the direction of the board of trustees.

PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2017 (unaudited)

Portfolio footnotes—(concluded)

6  Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

7  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

8  Step bond—coupon rate increases in increments to maturity. The rate disclosed is the rate at the period end; the maturity date disclosed is the ultimate maturity date.

9  Security, or portion thereof, was on loan at the period end.

10  Perpetual investment. Date shown reflects the next call date.

11  Bond interest in default.

12  Security purchased on a when-issued basis. When-issued refers to a transaction made conditionally because a security, although authorized, has not yet been issued.

13  Position is unsettled. Contract rate was not determined at January 31, 2017 and does not take effect until settlement.

14  Rate shown reflects annualized yield at the period end on zero coupon bond.

15  Rate shown is the discount rate at the date of purchase unless otherwise noted.

16  If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced obligation.

17  Payments made or received are based on the notional amount.

18  Credit spreads, represented in absolute terms, utilized in determining the market value as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default or other credit event occurring for the credit derivative. The credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as "Defaulted" indicates a credit event has occurred for the referenced entity. Credit spreads are unaudited.

19  If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced obligation or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced obligation.

See accompanying notes to financial statements.

PACE Municipal Fixed Income Investments

Performance (Unaudited)

For the six months ended January 31, 2017, the Portfolio's Class P shares returned -3.52% before the deduction of the maximum PACE Select program fee.1 In comparison, the Bloomberg Barclays US Municipal 3-15 Year Blend Index (the "benchmark") returned -3.00%, and the Lipper Intermediate Municipal Debt Funds category posted a median return of -3.25%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 86. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 2.

Advisor's comments (Unaudited)2

The Portfolio lagged its benchmark during the reporting period. Positive contributions from sector allocation and security selection were offset by a negative impact from a modest long duration posture.

From a sector standpoint, an overweight to revenue bonds was a positive as these high yield producing bonds helped deliver favorable performance versus general obligation and pre-refunded bonds, both of which were Portfolio underweights. Within the revenue bond sector, the strongest performance was generated by utility-power, education and airport bonds. In contrast, detracting from results were our overweights to pre-paid gas and hospital revenue bonds. Security selection was also a positive, driven by strong results among education, utility-power and state general obligations, notably issues from California. Another contributor was strong performance among our floating rate securities, as they benefited from the general rise in interest rates, particularly following the US election.

State and local tax-backed credits continued to benefit overall from supportive fundamental conditions. State tax revenue growth remained positive during the period, although the growth rate slowed compared to recent years. While states continue to address pension challenges, several high profile state credits continue to be penalized by the market for little or no reform progress on post-employment benefit funding gaps. We believe caution is warranted within the general obligation sector, as ratings and spread risk are elevated, specifically among those issuers with weak pension funding status and limited financial flexibility. The Portfolio benefited from avoiding general obligation issues with the most severe pension and fiscal challenges, including Illinois and Chicago. From a credit rating standpoint, A-rated bonds perform the strongest, while the BBB-rated segment lagged the most. The Portfolio benefited from being overweight A-rated bonds versus the benchmark, while our BBB-rated bond exposure was relatively neutral.

1  Class P shares held through the PACE Select Advisors Program are subject to a maximum Program fee of 2.50%, which, if included, would have reduced performance. Class P shares held through other advisory programs also may be subject to a program fee, which, if included, would have reduced performance.

2  All Sub advisors discuss performance on a gross-of-fees basis — meaning that no fees or expenses are reflected in their sleeves'/sleeve's performance. Alternately, Portfolio performance is shown net of fees, which does factor in fees and expenses associated with the Portfolio.

PACE Select Advisors Trust – PACE Municipal Fixed Income Investments

Investment Manager:

UBS Asset Management (Americas) Inc. ("UBS AM")

Investment Subadvisor:

Standish Mellon Asset Management Company LLC ("Standish")

Portfolio Management Team:

UBS AM: Mabel Lung, CFA, Gina Toth, CFA, Fred Lee, CFA, Diana To and Anthony Karaminas, CFA

Standish: Christine L. Todd

Objective:

High current income exempt from federal income tax

Investment process:

In deciding which securities to buy, the Portfolio seeks to identify undervalued sectors or geographical regions of the municipal market, or undervalued individual securities. To do this, the Portfolio uses credit research and valuation analysis, and monitors the relationship of the municipal yield curve to the Treasury yield curve. The Portfolio may also make modest duration adjustments based on economic analyses and interest rate forecasts. The Portfolio generally sells securities if it identifies more attractive investment opportunities within its investment criteria that may improve the Portfolio's return. The Portfolio also may sell securities with weakening credit profiles or to adjust the average duration of the Portfolio.

PACE Municipal Fixed Income Investments

Subadvisors' comments (Unaudited) – concluded

Municipal bond yields and volatility increased during the second half of the reporting period. This was driven by investor reaction to the US election results, relatively heavy issuance and a Federal Reserve Board rate hike in December 2016. While the rate rise was felt across the entire bond maturity spectrum, longer maturities experienced a higher increase than their shorter counterparts. A modestly long duration posture detracted from returns versus the benchmark, as 10-year AAA municipal yields increased 0.94%. Yield curve exposure was also modestly negative for performance. This was due to our relatively higher exposure to longer bond maturities, particularly within the 12-to-17-year range, and a correspondingly lower exposure to shorter maturities inside of five years, which outperformed on a relative basis.

No derivatives were used during the reporting period.

Special considerations

The Portfolio may be appropriate for long-term investors seeking high current income exempt from federal income taxes. Investors should be able to withstand short-term fluctuations in the fixed income markets in return for potentially higher returns over the long term. The yield and value of the Portfolio change every day and can be affected by changes in interest rates, general market conditions, and other political, social and economic developments, as well as specific matters relating to the issuers in which the Portfolio invests. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan.

PACE Municipal Fixed Income Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 01/31/17	6 months	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	(3.57)%	(1.37)%	1.91%	3.54%
Class C2	(3.81)	(1.94)	1.40	3.02
Class Y3	(3.54)	(1.23)	2.14	3.79
Class P4	(3.52)	(1.20)	2.16	3.80
After deducting maximum sales charge
Class A1	(5.72)	(3.60)	1.45	3.31
Class C2	(4.52)	(2.66)	1.40	3.02
Bloomberg Barclays US Municipal 3-15 Year Blend Index[5]	(3.00)	(0.58)	2.52	4.33
Lipper Intermediate Municipal Debt Funds median	(3.25)	(0.95)	2.05	3.56

Most recent calendar quarter-end returns (unaudited)

Average annual total returns for periods ended 12/31/16	6 months	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	(4.16)%	(0.49)%	2.11%	3.47%
Class C2	(4.41)	(1.00)	1.59	2.95
Class Y3	(4.06)	(0.36)	2.34	3.71
Class P4	(4.04)	(0.25)	2.36	3.72
After deducting maximum sales charge
Class A1	(6.30)	(2.69)	1.64	3.23
Class C2	(5.12)	(1.72)	1.59	2.95

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 28, 2016 prospectuses, were as follows: Class A—0.92% and 0.87%; Class C—1.42% and 1.37%; Class Y—0.72% and 0.65%; and Class P—0.67% and 0.62% Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Asset Management (Americas) Inc. ("UBS AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated to: (1) waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses of each class through November 30, 2017 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) would not exceed Class A—0.90%; Class C—1.40%; Class Y—0.65%; and Class P—0.65%; and (2) waive its management fees through November 30, 2017 to reflect a lower management fee paid by the Portfolio to UBS AM. The Portfolio has agreed to repay UBS AM for any waived fees/reimbursed expenses (pursuant to item (1)) to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed these expense caps and that UBS AM has not waived the right to do so. The fee waiver/expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS AM. Upon termination of the agreement, however, UBS AM's three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 2.25%. Class A shares bear ongoing 12b-1 service fees of 0.25% annually.

2  Maximum contingent deferred sales charge for Class C shares is 0.75% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees of 0.25% and 0.50% annually, respectively.

3  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

4  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

5  The Bloomberg Barclays US Municipal 3-15 Year Blend Index is an unmanaged total return performance benchmark for the tax-exempt bond market. The Index includes municipal bonds with an effective maturity between 2 and 17 years that have at least one year to maturity and are investment grade. Investors should note that indices do not reflect the deduction of fees and expenses.

Prior to February 17, 2015, if an investor sold or exchanged shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged was deducted at the time of the transaction, except as noted otherwise in the prospectus. For sales or exchanges taking place on or after February 17, 2015 but prior to August 3, 2015, there is a reduction in the redemption holding period from 90 days to 30 days. Effective August 3, 2015, the 1.00% redemption fee imposed on sales or exchanges of any class of shares of the portfolios made during the holding periods specified in the prospectus was eliminated. Please refer to the prospectus for further information.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder could pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

PACE Municipal Fixed Income Investments

Portfolio statistics—January 31, 2017 (unaudited)

Characteristics
Weighted average duration	5.03 yrs.
Weighted average maturity	9.27 yrs.
Average coupon	5.02%
Top five states[1]	Percentage of net assets
Texas	14.9%
Illinois	13.0
New York	11.3
California	8.1
Massachusetts	5.4
Total	52.7%
Credit rating[2]	Percentage of total investments
AAA	11.6%
AA	40.4
A	32.2
BBB	5.7
Non-rated	9.7
Repurchase agreement	0.4
Total	100.0%

1  The Portfolio is actively managed and its composition will vary over time.

2  Credit ratings shown are based on the ratings assigned to portfolio holdings by Standard & Poor's Financial Services LLC, an independent rating agency.

PACE Municipal Fixed Income Investments

Portfolio of investments—January 31, 2017 (unaudited)

	Face Amount	Value
Municipal bonds and notes—98.71%
Alabama—0.44%
Lower Alabama Gas District Gas Project Revenue, Series A 5.000%, due 09/01/31	$1,500,000	$1,687,500
Arkansas—0.42%
University of Arkansas, (Fayetteville Campus), Series A 5.000%, due 11/01/29	1,385,000	1,594,841
California—8.09%
California Infrastructure & Economic Development Bank Revenue Refunding (Academy of Motion Picture Arts) 5.000%, due 11/01/28	1,205,000	1,392,474
California State 5.000%, due 09/01/23	1,000,000	1,150,250
5.000%, due 12/01/24	2,000,000	2,355,960
5.000%, due 09/01/25	1,725,000	1,833,572
5.000%, due 08/01/29	3,000,000	3,526,680
5.000%, due 08/01/30	1,000,000	1,168,620
California State Public Works Board Lease Revenue (Judicial Council Project), Series A 5.000%, due 03/01/24	1,750,000	2,028,302
California State Public Works Board Lease Revenue Refunding, Series H 5.000%, due 12/01/23	2,705,000	3,197,743
Los Angeles Department of Airports (Los Angeles International Airport), Series A, AMT 5.000%, due 05/15/32	2,000,000	2,231,260
Los Angeles Department of Water & Power Revenue Power Systems, Series B 5.000%, due 07/01/25	5,000,000	5,565,650
North Natomas Community Facilities District No. 4 Special Tax, Series E 5.000%, due 09/01/19	1,385,000	1,493,792
Northern California Power Agency Refunding (Hydroelectric Project 1), Series A 5.000%, due 07/01/28	1,845,000	2,090,791
Orange County Transportation Authority Toll Road Revenue Refunding (Senior Lien 91 Express Lanes) 5.000%, due 08/15/29	1,000,000	1,144,920
Stockton Unified School District (AGM Insured) 5.000%, due 07/01/23	1,270,000	1,469,263
University of California Revenue Unrefunded General, Series Q 5.250%, due 05/15/23	110,000	112,466
		30,761,743
Colorado—2.84%
Denver City & County Airport Revenue Series A, AMT 5.500%, due 11/15/19	2,500,000	2,762,850
Subseries A, AMT 5.500%, due 11/15/26	7,000,000	8,030,330
		10,793,180
	Face Amount	Value
Municipal bonds and notes—(continued)
Connecticut—0.57%
Hartford County Metropolitan District Revenue (Green Bonds), Series A 5.000%, due 11/01/29	$1,870,000	$2,153,324
District of Columbia—0.61%
Metropolitan Washington, Airport Authority Airport System Revenue, Series A, AMT 5.000%, due 10/01/22	2,000,000	2,304,240
Florida—5.36%
Broward Port Facilities Revenue Refunding, Series B, AMT 5.000%, due 09/01/21	2,000,000	2,240,920
Citizens Property Insurance Corp. Revenue, Series A-1 5.000%, due 06/01/25	10,000,000	11,695,900
Florida State Municipal Power Agency Revenue All Requirements Power, Series A 5.250%, due 10/01/20	1,555,000	1,716,518
JEA Electric System Revenue, Series A 5.000%, due 10/01/24	1,200,000	1,409,892
Miami Beach Redevelopment Agency Tax Increment Revenue Refunding 5.000%, due 02/01/28	1,000,000	1,144,090
Orange County Florida Tourist Development Tax Revenue Refunding, Series B 5.000%, due 10/01/30	1,885,000	2,189,804
		20,397,124
Georgia—1.52%
Atlanta Development Authority Revenue Senior Lien, Series A-1
5.000%, due 07/01/32	2,000,000	2,268,480
Fulton County Development Authority of Georgia Revenue (Piedmont Healthcare, Inc. Project), Series A 5.000%, due 07/01/27	1,500,000	1,747,185
Main Street Natural Gas, Inc. Revenue, Series A 5.500%, due 09/15/28	1,500,000	1,776,510
		5,792,175
Illinois—13.03%
Chicago O'Hare International Airport Revenue Refunding, Series A, AMT 5.000%, due 01/01/29	2,500,000	2,750,000
Chicago O'Hare International Airport Revenue Senior Lien, Series B 5.000%, due 01/01/35	1,750,000	1,919,995
Chicago O'Hare International Airport Revenue, Series A, AMT 5.000%, due 01/01/23	1,150,000	1,281,088
Chicago Waterworks Revenue Second Lien 5.000%, due 11/01/25	1,300,000	1,469,325
Series A (AMBAC Insured) 5.000%, due 11/01/32	1,500,000	1,503,720

PACE Municipal Fixed Income Investments

Portfolio of investments—January 31, 2017 (unaudited)

	Face Amount	Value
Municipal bonds and notes—(continued)
Illinois—(concluded)
Cook County Forest Preservation District (AMBAC Insured) 5.000%, due 11/15/19	$5,180,000	$5,607,039
Illinois Development Finance Authority Revenue School District Program School District No. U-46 (AGM Insured) 5.150%, due 01/01/19	2,000,000	2,124,860
Illinois Finance Authority Revenue Advocate Health Care Network 5.000%, due 06/01/27	3,000,000	3,360,330
Illinois Finance Authority Revenue University of Chicago, Series A 5.000%, due 10/01/29	2,440,000	2,722,406
Illinois Health Facilities Authority Revenue Evangelical Hospital, Series A (Escrowed to Maturity) 6.750%, due 04/15/17	150,000	151,832
Illinois Municipal Electric Agency Power Supply System Revenue Refunding, Series A 5.000%, due 02/01/32	2,500,000	2,799,000
Illinois Toll Highway Authority Toll Highway Revenue Refunding Senior, Series A-1 5.000%, due 01/01/25	1,250,000	1,369,875
Metropolitan Pier & Exposition Authority Revenue (Mccormick Place Project), Series B 5.000%, due 12/15/22	1,000,000	1,090,790
5.000%, due 12/15/28	2,800,000	2,922,136
Railsplitter Tobacco Settlement Authority 5.500%, due 06/01/23	6,115,000	6,892,155
6.000%, due 06/01/28	2,500,000	2,842,275
Regional Transportation Authority, Series A (AGM Insured) 5.750%, due 06/01/18	3,000,000	3,183,660
University of Illinois, (Auxiliary Facilities System), Series A 5.000%, due 04/01/27	4,000,000	4,439,480
University of Illinois, Series A 5.000%, due 04/01/30	1,000,000	1,106,660
		49,536,626
Indiana—0.89%
Indiana Finance Authority Revenue Refunding (Stadium Project), Series A 5.250%, due 02/01/35	1,000,000	1,143,510
Richmond Hospital Authority Revenue Refunding Reid Hospital & Health Care, Series A 5.000%, due 01/01/30	2,055,000	2,248,622
		3,392,132
Kansas—0.46%
Kansas State Department of Transportation Highway Revenue Refunding (Libor Index), Series B-5 0.917%, due 09/01/19[1]	1,750,000	1,733,200
	Face Amount	Value
Municipal bonds and notes—(continued)
Kentucky—0.61%
Pikeville Hospital Revenue Refunding & Improvement (Pikeville Medical Center) 6.000%, due 03/01/22	$2,055,000	$2,329,137
Louisiana—2.86%
East Baton Rouge Sewerage Commission Revenue Refunding, Series B 5.000%, due 02/01/28	1,000,000	1,150,130
New Orleans Aviation Board Revenue, Series B (AGM Insured), AMT 5.000%, due 01/01/28	1,500,000	1,667,505
State of Louisiana State Highway Improvement Revenue, Series A 5.000%, due 06/15/29	3,500,000	4,025,385
Tobacco Settlement Funding Corp., (Asset-Backed Refunding Bonds), Series A 5.000%, due 05/15/27	4,000,000	4,044,880
		10,887,900
Maryland—1.78%
Maryland Economic Development Corp. (Purple Line Light Rail Project) Revenue Bonds, Series A, AMT 5.000%, due 03/31/24	1,000,000	1,115,070
Maryland Health & Higher Educational Facilities Authority Revenue Peninsula Regional Medical Center 5.000%, due 07/01/32	1,500,000	1,672,770
State of Maryland Second, Series C 5.250%, due 08/01/20	3,500,000	3,963,365
		6,751,205
Massachusetts—5.39%
Commonwealth of Massachusetts Federal Highway Grant Anticipation Notes (Accelerated Bridge Program), Series A 5.000%, due 06/15/23	2,500,000	2,898,275
5.000%, due 06/15/26	2,250,000	2,696,580
Massachusetts Educational Financing Authority, Series K, AMT 5.000%, due 07/01/22	2,500,000	2,773,300
Massachusetts State College Building Authority Revenue Refunding, Series B 5.000%, due 05/01/29	2,500,000	2,837,250
Massachusetts State School Building Authority Dedicated Sales Tax Revenue, Series B 5.000%, due 08/15/28	3,000,000	3,450,150
Massachusetts State, Series B 5.000%, due 08/01/22	5,000,000	5,829,550
		20,485,105
Michigan—2.76%
Detroit Sewer Disposal Revenue Senior Lien, Series A (AGM Insured) 5.250%, due 07/01/19	2,500,000	2,711,700

PACE Municipal Fixed Income Investments

Portfolio of investments—January 31, 2017 (unaudited)

	Face Amount	Value
Municipal bonds and notes—(continued)
Michigan—(concluded)
Great Lakes Water Authority Water Supply System Revenue Refunding Senior Lien, Series D 5.000%, due 07/01/26	$1,100,000	$1,263,735
Michigan State Finance Authority Revenue Refunding (Beaumont Health Credit Group) 5.000%, due 08/01/33	2,415,000	2,633,847
Michigan State Finance Authority Revenue Refunding (Detroit School District), Series A 5.000%, due 05/01/22	1,485,000	1,680,367
Michigan State Finance Authority Revenue Refunding Senior Lien (Detroit Water And Sewerage), Series C-3 (AGM Insured) 5.000%, due 07/01/30	1,500,000	1,671,735
Wayne County Airport Authority Revenue Refunding Detroit Metropolitan Airport, Series D 5.000%, due 12/01/17	510,000	526,060
		10,487,444
Minnesota—0.27%
Minneapolis-St Paul Metropolitan Airports Commission Senior Revenue, Series C 5.000%, due 01/01/34	900,000	1,040,013
Missouri—3.50%
City of Kansas City, Missouri Airport Revenue, Series A, AMT 5.000%, due 09/01/23	5,000,000	5,571,650
Missouri Joint Municipal Electric Utility Commission Revenue Refunding Prairie State Project, Series A 5.000%, due 12/01/25	2,300,000	2,688,240
Missouri State Health & Educational Facilities Authority Health Facilities Revenue Coxhealth, Series A 5.000%, due 11/15/34	2,000,000	2,201,340
Missouri State Health & Educational Facilities Authority Health Facilities Revenue Saint Luke's Health System 5.000%, due 11/15/28	1,000,000	1,146,860
Missouri State Health & Educational Facilities Authority Health Facilities Revenue SSM Health Care, Series A 5.000%, due 06/01/27	1,500,000	1,714,245
		13,322,335
Nebraska—1.90%
City of Lincoln, Nebraska Electric System Revenue 5.000%, due 09/01/22	3,790,000	4,429,221
Public Power Generation Agency Revenue Refunding Whelan Energy Center Unit 2, Series A 5.000%, due 01/01/30	2,500,000	2,797,600
		7,226,821
	Face Amount	Value
Municipal bonds and notes—(continued)
Nevada—0.82%
Las Vegas Valley Water District, Series B 5.000%, due 06/01/25	$2,700,000	$3,120,228
New Jersey—2.75%
New Jersey Economic Development Authority Revenue Refunding, Series WW 5.250%, due 06/15/31	2,100,000	2,157,120
Series XX 5.000%, due 06/15/26	1,600,000	1,656,656
New Jersey Economic Development Authority Water Facilities Revenue Refunding American Water Co., Series C, AMT 5.100%, due 06/01/23	1,000,000	1,088,520
New Jersey Health Care Facilities Financing Authority Revenue Refunding (Virtua Health) 5.000%, due 07/01/25	1,500,000	1,724,505
New Jersey State Higher Education Assistance Authority Revenue, Series 1A, AMT 5.000%, due 12/01/18	1,000,000	1,051,760
5.000%, due 12/01/21	2,550,000	2,785,339
		10,463,900
New Mexico—0.26%
New Mexico Municipal Energy Acquisition Authority Gas Supply Revenue, Subseries B 1.137%, due 02/01/19[1]	1,000,000	996,470
New York—11.27%
Metropolitan Transportation Authority New York Dedicated Tax Fund, Subseries B-1 5.000%, due 11/15/29	2,500,000	2,847,350
Metropolitan Transportation Authority Revenue Refunding, Series D 5.000%, due 11/15/30	1,500,000	1,746,210
Nassau County New York Industrial Development, Series B 5.000%, due 10/01/21	4,045,000	4,625,660
New York City Health & Hospital Corp. Revenue Health System, Series A 5.000%, due 02/15/22	3,500,000	3,847,760
New York City Municipal Finance Authority Water & Sewer Systems Revenue Refunding, Series DD 5.000%, due 06/15/29	1,500,000	1,753,515
New York City Municipal Water Finance Authority Water & Sewer Systems Revenue (Second General Resolution), Series HH 5.000%, due 06/15/29	2,500,000	2,835,600
New York City Transitional Finance Authority Future Tax Secured Revenue, Series B 5.000%, due 02/01/23	2,500,000	2,852,900
Subseries I 5.000%, due 05/01/23	2,435,000	2,877,342
New York City, Series E 5.000%, due 08/01/24	3,065,000	3,577,100
Series H 5.000%, due 08/01/25	2,990,000	3,505,357

PACE Municipal Fixed Income Investments

Portfolio of investments—January 31, 2017 (unaudited)

	Face Amount	Value
Municipal bonds and notes—(continued)
New York—(concluded)
New York State Dorm Authority State Personal Income Tax Revenue General Purpose, Series C 5.000%, due 03/15/25	$2,320,000	$2,625,683
New York State Thruway Authority General Revenue Junior Indebtedness, Series A 5.000%, due 05/01/19	1,000,000	1,080,300
New York State Thruway Authority General Revenue, Series I 5.000%, due 01/01/20	1,500,000	1,647,450
New York Transportation Development Corp. Special Facility Revenue Refunding (Laguardia Airport Terminal B Redevelopment), Series A, AMT 5.000%, due 07/01/34	1,000,000	1,080,920
New York Transportation Development Corp. Special Facility Revenue Refunding (Terminal One Group Association), AMT 5.000%, due 01/01/22	1,500,000	1,685,745
Port Authority of New York & New Jersey Revenue Consolidated (One Hundred Eighty-Fifth), AMT 5.000%, due 09/01/22	2,400,000	2,756,184
Triborough Bridge & Tunnel Authority Revenue, Subseries 2003B-2
0.867%, due 01/01/33[1]	1,500,000	1,489,725
		42,834,801
North Carolina—1.35%
North Carolina Capital Improvement Obligations, Series C 5.000%, due 05/01/30	1,000,000	1,117,460
North Carolina Medical Care Commission Health Care Facilities Revenue Refunding (Vidant Health) 5.000%, due 06/01/32	1,500,000	1,663,635
University of North Carolina Chapel Hill Revenue, Series A 5.000%, due 12/01/27	2,160,000	2,360,599
		5,141,694
Ohio—0.07%
Kent State University Unrefunded Revenue General Receipts, Series B (Assured Guaranty Insured) 5.000%, due 05/01/21	250,000	268,860
Oregon—0.68%
Oregon State Facilities Authority Revenue Refunding (Legacy Health Project), Series A 5.000%, due 06/01/32	2,300,000	2,570,641
Pennsylvania—2.87%
Allegheny County Port Authority Special Revenue Refunding Transportation 5.000%, due 03/01/25	1,000,000	1,119,860
	Face Amount	Value
Municipal bonds and notes—(continued)
Pennsylvania—(concluded)
Pennsylvania Turnpike Commission Turnpike Refunding Subordinated Revenue, Series B 5.000%, due 06/01/28	$2,000,000	$2,264,120
Pennsylvania Turnpike Commission Turnpike Revenue, Series B 5.000%, due 12/01/32	1,250,000	1,400,437
Philadelphia School District Refunding, Series E 5.000%, due 09/01/18	1,000,000	1,042,620
Series F 5.000%, due 09/01/30	2,650,000	2,900,372
University of Pittsburgh of the Commonwealth System of Higher Education Capital Project, Series B 5.500%, due 09/15/21	2,000,000	2,181,140
		10,908,549
Rhode Island—1.08%
Rhode Island Health & Educational Building Corp. Higher Educational Facilities Revenue (Brown University) 5.000%, due 09/01/22	3,500,000	4,094,370
South Carolina—0.74%
Columbia Waterworks & Sewer Systems Refunding 5.000%, due 02/01/28	2,500,000	2,832,875
Tennessee—1.92%
Metropolitan Government of Nashville & Davidson County, Series D 5.000%, due 07/01/23	5,000,000	5,551,550
Tennessee Energy Acquisition Corp. Gas Revenue, Series A 5.250%, due 09/01/26	1,500,000	1,745,295
		7,296,845
Texas—14.89%
Arlington Independent School District School Building Bond, Series A (PSF-GTD) 5.000%, due 02/15/25	1,400,000	1,628,592
5.000%, due 02/15/26	1,295,000	1,498,004
Central Texas Regional Mobility Authority Senior Lien Revenue, Series A 5.000%, due 01/01/35	1,100,000	1,190,992
Central Texas Turnpike System, Series C 5.000%, due 08/15/31	2,000,000	2,197,260
City of Brownsville, Texas Utilities System Revenue, Series A 5.000%, due 09/01/28	2,225,000	2,460,516
City of Rockwall, Texas Combination Tax and Surplus Revenue 5.000%, due 08/01/21	1,000,000	1,139,810
City of Waco, Texas Combination Tax And Revenue Certificates of Obligation 5.000%, due 02/01/20	1,550,000	1,713,680

PACE Municipal Fixed Income Investments

Portfolio of investments—January 31, 2017 (unaudited)

	Face Amount	Value
Municipal bonds and notes—(continued)
Texas—(concluded)
Clifton Higher Education Finance Corp. Revenue Refunding Idea Public Schools (PSF-GTD) 5.000%, due 08/15/28	$1,100,000	$1,274,988
Cypress-Fairbanks Independent School District (PSF-GTD) 5.000%, due 02/15/25	2,500,000	2,908,200
Dickinson Independent School District (PSF-GTD) 5.000%, due 02/15/30	2,500,000	2,874,975
EL Paso County Hospital District 5.000%, due 08/15/29	2,000,000	2,164,560
Harris County Metropolitan Transportation Authority Sales & Use Tax Revenue Contractual Obligations 5.000%, due 11/01/23	2,000,000	2,349,620
Harris County Metropolitan Transportation Authority Sales & Use Tax Revenue, Series A 5.000%, due 11/01/29	2,000,000	2,305,460
Harris County Tax Revenue Refunding Road, Series A 5.000%, due 10/01/28	2,700,000	3,194,073
Harris County-Houston Sports Authority Revenue Refunding Senior Lien, Series A 5.000%, due 11/15/29	1,000,000	1,128,880
Houston Utility System Revenue First Lien, Series D 5.000%, due 11/15/29	2,000,000	2,262,640
Love Field Airport Modernization Corp. General Airport Revenue, AMT 5.000%, due 11/01/35	1,700,000	1,855,839
North Texas Health Facilities Development Corp. Hospital Revenue United Regional Health Care Systems (AGM Insured) 5.000%, due 09/01/21	1,450,000	1,481,784
5.000%, due 09/01/22	1,400,000	1,430,688
North Texas Tollway Authority Revenue Refunding, Series A 5.000%, due 01/01/31	2,750,000	3,087,563
5.000%, due 01/01/34	2,775,000	3,078,807
San Antonio Texas Refunding & Improvement 5.000%, due 02/01/20	4,370,000	4,840,999
Socorro Independent School District Refunding, Series A (PSF-GTD) 5.000%, due 08/15/28	3,885,000	4,494,401
Tarrant County Cultural Education Facilities Finance Corp. Hospital Revenue Refunding (Baylor Scott and White Memorial Hospital), Series B 5.000%, due 11/15/32	1,000,000	1,135,000
University of Texas University Revenues Financing System, Series E 5.000%, due 08/15/23	1,500,000	1,777,485
West Travis County Public Utility Agency Revenue 5.500%, due 08/15/24	1,000,000	1,145,200
		56,620,016
	Face Amount	Value
Municipal bonds and notes—(concluded)
Virginia—0.64%
City of Richmond, Virginia Public Utility Revenue 5.000%, due 01/15/26	$2,030,000	$2,436,244
Washington—3.31%
Central Puget Sound Regional Transit Authority Revenue (Green Bonds), Series S-1 5.000%, due 11/01/26	1,000,000	1,224,940
Port of Seattle Revenue Refunding, AMT 5.500%, due 12/01/22	500,000	574,555
Port of Seattle Revenue, Series C, AMT 5.000%, due 04/01/32	1,955,000	2,173,530
Seattle Municipal Lighting & Power Revenue Refunding & Improvement, Series A 5.000%, due 02/01/22	2,500,000	2,814,950
Washington State, Series A-1
5.000%, due 08/01/31	5,000,000	5,786,000
		12,573,975
Wisconsin—2.76%
Public Finance Authority lease Development Revenue (Central District Development Project) 5.000%, due 03/01/34	1,500,000	1,665,105
Wisconsin Health & Educational Facilities Authority Revenue (Aspirus, Inc. Obligated Group) 5.000%, due 08/15/27	1,000,000	1,117,090
Wisconsin Health & Educational Facilities Authority Revenue (Aurora Health Care, Inc.), Series A 5.125%, due 04/15/31	3,000,000	3,278,400
Wisconsin Health & Educational Facilities Authority Revenue (Unitypoint Health), Series A 5.000%, due 12/01/26	1,175,000	1,355,386
WPPI Energy Power Supply Revenue, Series A 5.000%, due 07/01/32	2,760,000	3,091,918
		10,507,899
Total municipal bonds and notes (cost—$370,211,243)		375,343,412
Repurchase agreement—0.40%
Repurchase agreement dated 01/31/17 with State Street Bank and Trust Co., 0.010% due 02/01/17, collateralized by $1,530,000 US Treasury Note, 1.000% due 05/15/18; (value—$1,533,690); proceeds: $1,499,000 (cost—$1,499,000)	1,499,000	1,499,000
Total investments (cost—$371,710,243)—99.11%		376,842,412
Other assets in excess of liabilities—0.89%		3,400,267
Net assets—100.00%		$380,242,679

PACE Municipal Fixed Income Investments

Portfolio of investments—January 31, 2017 (unaudited)

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 239.

Aggregate cost for federal income tax purposes was substantially the same for book purposes; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$8,778,729
Gross unrealized depreciation	(3,646,560)
Net unrealized appreciation	$5,132,169

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of January 31, 2017 in valuing the Portfolio's investments. In the event a Portfolio holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments.

Assets Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Municipal bonds and notes	$—	$375,343,412	$—	$375,343,412
Repurchase agreement	—	1,499,000	—	1,499,000
Total	$—	$376,842,412	$—	$376,842,412

At January 31, 2017 there were no transfers between Level 1 and Level 2.

Portfolio footnote

1  Variable or floating rate security. The interest rate shown is the current rate at the period end and changes periodically.

See accompanying notes to financial statements

PACE Global Fixed Income Investments

Performance (Unaudited)

For the six months ended January 31, 2017, the Portfolio's Class P shares returned -8.90% before the deduction of the maximum PACE Select program fee.1 In comparison, the Bloomberg Barclays Global Aggregate Index (the "benchmark") returned -5.96%, the Bloomberg Barclays Global Aggregate ex US Index returned -8.39%, the Bloomberg Barclays Global ex US Aggregate ex USD 50% Hedged Index returned -5.55%, the Lipper Global Income Funds median returned -2.59% and the Lipper International Income Funds category posted a median return of -4.49%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 96. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 2.

Special note: Effective close of business January 6, 2017, Rogge Global Partners no longer served as a subadvisor for this Portfolio. Effective January 9, 2017, J.P. Morgan Investment Management, Inc. ("J.P. Morgan") began serving as the only subadvisor for this Portfolio.

Subadvisors' comments (Unaudited)2

Rogge Global Partners

During the time when we managed a portion of the Portfolio, from August 1, 2016 to January 6, 2017, Our portion of the Portfolio underperformed the benchmark. Relative performance was positively impacted by yield curve steepening positions in the US, Germany and Japan. A bias to underweight duration over the period, particularly among Japanese bonds, also added value. (Duration measures a portfolio's sensitivity to interest rate changes.) Country selection was negative overall, primarily due to the negative impact of an overweight in Mexican local currency bonds which suffered in the aftermath of the Trump victory. An exposure to Malaysian local currency bonds also detracted before our position was sold in December 2016. Currency positioning had a net neutral impact overall. The positive impact of an underweight to the Japanese yen versus both the euro and US dollar, as well as an overweight to the Russian ruble, were offset by the negative impact of an overweight in South American currencies, such as the Mexican peso and Brazilian real. Sector selection was positive overall, as the decision to be overweight credit, including maintaining an exposure to high yield corporate bonds, was positive for results.

We utilized derivatives in our portion of the Portfolio, mainly interest rate futures and forward foreign exchange contracts. This allowed us to take positions in various government bond markets, hedge interest rate exposure

1  Class P shares held through the PACE Select Advisors Program are subject to a maximum Program fee of 2.50%, which, if included, would have reduced performance. Class P shares held through other advisory programs also may be subject to a program fee, which, if included, would have reduced performance.

2  All Sub advisors discuss performance on a gross-of-fees basis—meaning that no fees or expenses are reflected in their sleeves'/sleeve's performance. Alternately, Portfolio performance is shown net of fees, which does factor in fees and expenses associated with the Portfolio.

PACE Select Advisors Trust – PACE Global Fixed Income Investments

Investment Manager:

UBS Asset Management (Americas) Inc. ("UBS AM")

Investment Subadvisor:

Rogge Global Partners LTD ("Rogge Global Partners")

J.P. Morgan Investment Management, Inc. (d/b/a J.P. Morgan Asset Management) ("J.P. Morgan")

Portfolio Management Team:

UBS AM: Mabel Lung, CFA, Gina Toth, CFA, Fred Lee, CFA, Diana To and Anthony Karaminas, CFA

Rogge Global Partners: Malie Conway;
J.P. Morgan: Iain Stealey, CFA and Linda Raggi, CFA since January 2017

Objective:

High total return

Investment process:

Rogge Global Partners: The Portfolio seeks to invest the Portfolio's assets in fixed income securities of financially healthy issuers, because it believes that these investments produce the highest bond and currency returns over time. In deciding which fixed income securities to buy, the Portfolio uses a top-down analysis to find value across countries and to forecast interest and currency-exchange rates over a one-year horizon in those countries. Rogge Global Partners generally sells securities that no longer meet these selection criteria or when it identifies more attrac-

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PACE Global Fixed Income Investments

Subadvisors' comments (Unaudited) – concluded

and take long and short positions in currencies. Overall, the use of derivatives was beneficial for our results.

J.P. Morgan

During the time when we managed the Portfolio, from close of business January 9, 2017 to January 31, 2017, we slightly underperformed the benchmark. Our exposure to European periphery countries, namely Spain and Italy, in the 10-year part of the yield curve detracted from performance as political risk weighed on government bonds from those countries over the month. Our short 2- and 10-year US duration marginally detracted from results. While US Treasury rates were almost flat over the month, the good data across developed and key emerging economies was countered by negative U.S. political headlines. Our foreign exchange ("FX") overlay exposure detracted as our long US dollar position was hurt during January. The US dollar gave back much of its post-election advance as investors wait for more clarity about the fiscal policy in the US. The main contributor to returns was our long Canada versus Germany 10-year position. This was implemented during January to reflect our negative long-term view of European duration as we anticipate European Central Bank tapering of its quantitative easing program through government bond purchases later this year. Our investment grade corporate allocation contributed to performance due to our overweight in financials. Corporate spreads were roughly flat over the month. However, financials outperformed within the sector as the potential for deregulation, which has been communicated as a primary initiative of the Trump administration, was viewed constructively. Expectations of higher rates in the US also are supportive of the view that bank profitability may improve.

We utilize derivatives for efficient portfolio management purposes. The main types of financial derivative contracts used are interest rate futures and foreign exchange currency forwards contracts. This allows implementation of our strategy as well as to hedge or take currency risk. Overall the use of derivatives was beneficial to our portfolio management process.

Investment process
(concluded)

tive investment opportunities, and may also sell securities to adjust the average duration of the Portfolio.

J.P. Morgan: The Portfolio aims to deliver consistent risk-adjusted outperformance across various market environments by building a diversified portfolio investing in global debt securities. Using a disciplined and systematic process to evaluate and identify attractive investment opportunities, the strategy invests in various fixed income asset classes across multiple currencies and actively manages asset allocation across sectors. The investment process combines top-down and bottom-up analysis, leveraging a globally integrated team steeped in a disciplined research-driven approach.

Special considerations

The Portfolio may be appropriate for long-term investors seeking high total return and who are able to withstand short-term fluctuations in the fixed income markets in return for potentially higher returns over the long term. The yield and value of the Portfolio change every day and can be affected by changes in interest rates, general market conditions, and other political, social and economic developments, as well as specific matters relating to the issuers in which the Portfolio invests. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan. The value of the Portfolio's investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. These risks are greater for investments in emerging markets than in more developed countries.

PACE Global Fixed Income Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 01/31/17	6 months	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	(8.99)%	1.93%	(0.72)%	2.86%
Class C2	(9.12)	1.44	(1.19)	2.37
Class Y3	(8.86)	2.14	(0.52)	3.11
Class P4	(8.90)	2.13	(0.52)	3.09
After deducting maximum sales charge
Class A1	(12.40)	(1.91)	(1.48)	2.47
Class C2	(9.79)	0.70	(1.19)	2.37
Bloomberg Barclays Global Aggregate Index[5,8]	(5.96)	2.35	0.10	3.51
Bloomberg Barclays Global Aggregate ex US Index[6,8]	(8.39)	2.88	(1.45)	2.80
Bloomberg Barclays Global Aggregate ex USD 50% Hedged Index[7]	(5.55)	2.72	1.34	3.64
Lipper Global Income Funds median[9]	(2.59)	3.61	1.21	3.87
Lipper International Income Funds median[9]	(4.49)	4.08	0.66	4.43

Most recent calendar quarter-end returns (unaudited)

Average annual total returns for periods ended 12/31/16	6 months	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	(8.69)%	0.94%	(0.36)%	2.60%
Class C2	(8.90)	0.45	(0.84)	2.11
Class Y3	(8.62)	1.15	(0.15)	2.85
Class P4	(8.60)	1.13	(0.15)	2.82
After deducting maximum sales charge
Class A1	(12.14)	(2.85)	(1.12)	2.20
Class C2	(9.57)	(0.28)	(0.84)	2.11

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 28, 2016 prospectuses, were as follows: Class A—1.28% and 1.05%; Class C—1.76% and 1.53%; Class Y—1.07% and 0.84%; and Class P—1.08% and 0.85% Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Asset Management (Americas) Inc. ("UBS AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated to: (1) waive its management fees through November 30, 2017 to the extent necessary to reflect the lower subadvisory fee paid by UBS AM to Rogge Global Partners Ltd, the Portfolio's investment advisor; (2) waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses of each class through November 30, 2017 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) would not exceed Class A—1.25%; Class C—1.75%; Class Y—1.00%; and Class P—1.00%; and (3) waive its management fees through November 30, 2017 to reflect a lower management fee paid by the Portfolio to UBS AM. The Portfolio has agreed to repay UBS AM for any waived fees/reimbursed expenses (pursuant to item (2)) to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed these expense caps and that UBS AM has not waived the right to do so. The fee waiver/expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS AM. Upon termination of the agreement, however, UBS AM's three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 3.75%. Class A shares bear ongoing 12b-1 service fees of 0.25% annually.

2  Maximum contingent deferred sales charge for Class C shares is 0.75% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees of 0.25% and 0.50% annually, respectively.

3  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

4  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

5  The Bloomberg Barclays Global Aggregate Index is an unmanaged broad-based, market capitalization weighted index which is designed to measure the broad global markets for US and non US corporate, government, governmental agency, supranational, mortgage-backed and asset-backed fixed income securities. Investors should note that indices do not reflect the deduction of fees and expenses.

6  The Bloomberg Barclays Global Aggregate ex USD Index is an unmanaged index which provides a broad-based measure of the global investment grade fixed income markets excluding the US dollar denominated debt market. The two major components of this Index are the Pan-European Aggregate and the Asian-Pacific Aggregate Indices. The Index also includes Global Treasury, Eurodollar, Euro-Yen, Canadian, and investment grade 144A index-eligible securities not already in the three regional aggregate indices. Investors should note that indices do not reflect the deduction of fees and expenses.

7  The Bloomberg Barclays Global Aggregate ex USD 50% Hedged Index, is an index which provides a broad-based measure of the global investment grade fixed income markets excluding US dollar-denominated debt and provides 50% of its currency exposure in the US dollar. The other major currency exposures in this index are the Euro, the Japanese yen and, to a lesser extent, the British pound and the Canadian dollar. The two major components of this index are the Pan-European Aggregate and the Asian-Pacific Aggregate indices. The index also includes Canadian, Euro-yen, and other non-USD-denominated investment grade aggregate index eligible securities not already in the indices already noted. Investors should note that indices do not reflect the deduction of fees and expenses.

8  Effective December 1, 2016, the fund's primary benchmark index was changed from the Bloomberg Barclays Global Aggregate ex US Index to the Bloomberg Barclays Global Aggregate Index."

9  On December 1, 2016, Lipper changed the peer group classification for PACE Global Fixed Income Investments from the International Income Funds category to the Global Income Funds category.

Prior to February 17, 2015, if an investor sold or exchanged shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged was deducted at the time of the transaction, except as noted otherwise in the prospectus. For sales or exchanges taking place on or after February 17, 2015 but prior to August 3, 2015, there is a reduction in the redemption holding period from 90 days to 30 days. Effective August 3, 2015, the 1.00% redemption fee imposed on sales or exchanges of any class of shares of the portfolios made during the holding periods specified in the prospectus was eliminated. Please refer to the prospectus for further information.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

PACE Global Fixed Income Investments

Portfolio statistics—January 31, 2017 (unaudited)

Characteristics
Weighted average duration	6.50 yrs.
Weighted average maturity	8.70 yrs.
Average coupon	2.91%
Top ten holdings[1]	Percentage of net assets
US Treasury Note, 1.375% due 12/15/19	6.9%
US Treasury Note, 1.750% due 11/30/21	5.3
US Treasury Inflation Index Note (TIPS), 0.125% due 07/15/26	3.9
Japan Government Twenty Year Bond, 2.100% due 09/20/29	3.1
Japan Government Two Year Bond, 0.100% due 08/15/18	2.7
Japan Government Five Year Bond, 0.100% due 09/20/21	2.6
Bundesobligation, 0.010% due 10/08/21	2.5
US Treasury Note, 2.000% due 11/15/26	2.2
US Treasury Note, 1.250% due 12/31/18	2.0
US Treasury Note, 0.750% due 12/31/17	2.0
Total	33.2%
Top five issuer breakdown by country or territory of origin[1]	Percentage of net assets
United States	37.5%
Japan	13.3
United Kingdom	8.4
Italy	5.8
Germany	4.6
Total	69.6%
Investments by type of issuer[1]	Percentage of total investments
Government and other public issuers	60.1%
Banks and other financial institutions	14.3
Industrial	17.8
Investment of cash collateral from securities loaned	7.7
Repurchase agreement	0.1
Total	100.0%

1  The Portfolio is actively managed and its composition will vary over time.

PACE Global Fixed Income Investments

Portfolio of investments—January 31, 2017 (unaudited)

	Face Amount		Value
Long-term global debt securities—91.49%
Australia—1.55%
Australia Government Bond 3.000%, due 03/21/47[1]	AUD	7,000,000	$4,559,905
BHP Billiton Finance Ltd. 6.500%, due 10/22/77[1,2]	GBP	400,000	562,326
Westpac Banking Corp. 2.100%, due 02/25/21[1]	USD	2,600,000	2,564,629
			7,686,860
Austria—0.50%
Republic of Austria Government Bond 1.200%, due 10/20/25[1,3]	EUR	2,200,000	2,513,660
Belgium—0.86%
Kingdom of Belgium Government Bond 4.250%, due 09/28/22[1]	EUR	1,850,000	2,474,425
5.000%, due 03/28/35[1,3]	EUR	1,050,000	1,782,432
			4,256,857
Canada—2.71%
Canadian Government Bond 1.500%, due 06/01/26	CAD	1,600,000	1,201,921
5.750%, due 06/01/33	CAD	910,000	1,030,676
Canadian Natural Resources Ltd. 3.900%, due 02/01/25	USD	1,120,000	1,127,469
Cenovus Energy, Inc. 6.750%, due 11/15/39	USD	360,000	403,873
Government of Canada 5.000%, due 06/01/37	CAD	650,000	708,903
Hydro-Quebec 6.500%, due 02/15/35	CAD	750,000	824,611
National Bank of Canada 0.500%, due 01/26/22[1]	EUR	2,000,000	2,189,226
Province of Ontario Canada 2.400%, due 06/02/26	CAD	5,450,000	4,130,315
Province of Quebec Canada 5.000%, due 12/01/41	CAD	1,700,000	1,657,698
Valeant Pharmaceuticals International, Inc. 5.875%, due 05/15/23[3]	USD	250,000	190,312
			13,465,004
Denmark—0.46%
Denmark Government Bond 1.500%, due 11/15/23	DKK	14,450,000	2,292,902
France—2.67%
Air Liquide Finance SA 2.250%, due 09/27/23[3]	USD	410,000	392,109
AXA SA 5.125%, due 07/04/43[1,2]	EUR	800,000	989,581
Cie de Saint-Gobain 5.625%, due 11/15/24	GBP	500,000	772,597
Engie SA 2.875%, due 10/10/22[1]	USD	2,369,000	2,353,746
Europcar Groupe SA 5.750%, due 06/15/22[1]	EUR	500,000	564,006
French Republic Government Bond OAT 4.000%, due 04/25/55[1]	EUR	450,000	721,619
4.750%, due 04/25/35[1]	EUR	2,050,000	3,308,574
	Face Amount		Value
Long-term global debt securities—(continued)
France—(concluded)
Holding d'Infrastructures de Transport SAS 2.250%, due 03/24/25[1]	EUR	1,200,000	$1,391,268
NEW Areva Holding SA 4.875%, due 09/23/24	EUR	750,000	833,460
Numericable-SFR SA 5.375%, due 05/15/22[1]	EUR	950,000	1,069,622
Societe Generale SA 5.200%, due 04/15/21[1]	USD	800,000	874,143
			13,270,725
Germany—4.57%
Bundesobligation 0.010%, due 10/08/21[1]	EUR	11,200,000	12,318,301
Bundesrepublik Deutschland 0.500%, due 02/15/26[1]	EUR	7,000,000	7,708,580
HeidelbergCement AG 2.250%, due 03/30/23[1]	EUR	1,123,000	1,289,554
IHO Verwaltungs GmbH 3.250%, due 09/15/23[1,4]	EUR	500,000	553,513
Trionista Holdco GmbH 5.000%, due 04/30/20[1]	EUR	800,000	883,204
			22,753,152
Guernsey—0.15%
Credit Suisse Group Funding Guernsey Ltd. 2.750%, due 08/08/25[1]	GBP	600,000	730,640
Indonesia—0.54%
Indonesia Government International Bond 3.375%, due 04/15/23[1]	USD	2,750,000	2,701,875
Ireland—0.83%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust 3.500%, due 05/26/22	USD	360,000	360,043
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. 4.250%, due 01/15/22[3]	EUR	1,000,000	1,111,777
eircom Finance DAC 4.500%, due 05/31/22[1]	EUR	600,000	675,292
Ireland Government Bond 1.000%, due 05/15/26[1]	EUR	600,000	637,790
5.400%, due 03/13/25	EUR	500,000	726,188
Shire Acquisitions Investments Ireland DAC 2.875%, due 09/23/23	USD	670,000	639,947
			4,151,037
Italy—5.83%
Autostrade per l'Italia SpA 6.250%, due 06/09/22	GBP	1,000,000	1,519,547
Buoni Poliennali Del Tesoro 4.500%, due 02/01/20[1]	EUR	2,350,000	2,848,752
4.750%, due 09/01/21	EUR	3,700,000	4,689,626
Enel SpA 6.500%, due 01/10/74[1,2]	EUR	900,000	1,045,629
Eni SpA 1.125%, due 09/19/28[1]	EUR	900,000	898,505

PACE Global Fixed Income Investments

Portfolio of investments—January 31, 2017 (unaudited)

	Face Amount		Value
Long-term global debt securities—(continued)
Italy—(concluded)
Italy Buoni Poliennali Del Tesoro 1.250%, due 12/01/26	EUR	8,800,000	$8,671,870
3.750%, due 09/01/24	EUR	1,200,000	1,468,201
4.500%, due 03/01/24	EUR	2,250,000	2,879,431
5.000%, due 09/01/40[1]	EUR	2,500,000	3,470,451
Leonardo SpA 4.500%, due 01/19/21	EUR	600,000	730,850
Telecom Italia SpA 3.000%, due 09/30/25[1]	EUR	700,000	748,572
			28,971,434
Japan—13.26%
Government of Japan 2.200%, due 09/20/26	JPY	467,500,000	4,978,455
2.300%, due 12/20/36	JPY	429,850,000	4,968,116
Japan Government Five Year Bond 0.100%, due 09/20/21	JPY	1,447,000,000	12,935,342
Japan Government Forty Year Bond 2.200%, due 03/20/51	JPY	200,000,000	2,466,655
2.400%, due 03/20/48	JPY	240,000,000	3,032,213
Japan Government Thirty Year Bond 1.700%, due 06/20/44	JPY	250,000,000	2,711,762
2.300%, due 03/20/39	JPY	260,000,000	3,047,833
Japan Government Twenty Year Bond 2.100%, due 09/20/29	JPY	1,405,400,000	15,357,085
Japan Government Two Year Bond 0.100%, due 08/15/18	JPY	1,500,000,000	13,353,733
Mizuho Bank Ltd. 1.800%, due 03/26/18[3]	USD	2,500,000	2,495,047
Sumitomo Mitsui Banking Corp. 3.200%, due 07/18/22	USD	580,000	585,626
			65,931,867
Jersey—0.27%
Heathrow Funding Ltd. 6.750%, due 12/03/26[1]	GBP	800,000	1,359,877
Liberia—0.08%
Royal Caribbean Cruises Ltd. 5.250%, due 11/15/22	USD	350,000	378,000
Luxembourg—1.38%
Actavis Funding SCS 4.850%, due 06/15/44	USD	700,000	698,710
Altice Luxembourg SA 6.250%, due 02/15/25[1]	EUR	500,000	566,467
7.750%, due 05/15/22[3]	USD	350,000	371,438
ArcelorMittal 3.125%, due 01/14/22[1]	EUR	400,000	454,599
Auris Luxembourg II SA 8.000%, due 01/15/23[1]	EUR	400,000	470,036
Dana Financing Luxembourg Sarl 6.500%, due 06/01/26[3]	USD	250,000	264,420
eDreams ODIGEO SA 8.500%, due 08/01/21[1]	EUR	400,000	455,592
Fiat Chrysler Finance Europe 4.750%, due 07/15/22[1]	EUR	100,000	118,065
	Face Amount		Value
Long-term global debt securities—(continued)
Luxembourg—(concluded)
INEOS Group Holdings SA 5.625%, due 08/01/24[3,5]	USD	250,000	$249,375
Matterhorn Telecom SA 3.875%, due 05/01/22[1]	EUR	500,000	553,244
Schlumberger Investment SA 2.400%, due 08/01/22[3]	USD	655,000	643,512
SES SA 4.625%, due 01/02/22[1,2,6]	EUR	350,000	384,135
SIG Combibloc Holdings SCA 7.750%, due 02/15/23[1]	EUR	500,000	579,556
Swissport Investments SA 6.750%, due 12/15/21[1]	EUR	400,000	468,503
Telenet Finance VI Luxembourg SCA 4.875%, due 07/15/27[1]	EUR	500,000	564,308
			6,841,960
Malaysia—0.27%
Malaysia Government Bond 4.160%, due 07/15/21	MYR	5,800,000	1,331,335
Mexico—0.67%
Mexican Bonos 5.750%, due 03/05/26	MXN	78,950,000	3,359,018
Netherlands—2.60%
ABN AMRO Bank N.V. 6.375%, due 04/27/21[1]	EUR	1,950,000	2,555,660
EDP Finance BV 1.125%, due 02/12/24[1]	EUR	800,000	810,704
Enel Finance International N.V. 1.966%, due 01/27/25	EUR	1,014,000	1,138,714
5.750%, due 09/14/40[1]	GBP	250,000	403,690
Hema Bondco I BV 6.250%, due 06/15/19[1]	EUR	250,000	259,425
ING Bank N.V. 3.000%, due 04/11/28[1,2]	EUR	1,600,000	1,804,046
Mylan N.V. 5.250%, due 06/15/46	USD	390,000	366,685
Netherlands Government Bond 1.750%, due 07/15/23[1,3]	EUR	1,450,000	1,736,877
4.000%, due 01/15/37[1,3]	EUR	800,000	1,327,940
Teva Pharmaceutical Finance Netherlands II BV 1.875%, due 03/31/27[1]	EUR	1,060,000	1,085,589
UPC Holding BV 6.750%, due 03/15/23[3]	EUR	750,000	877,431
Ziggo Bond Finance BV 4.625%, due 01/15/25[1]	EUR	500,000	565,388
			12,932,149
New Zealand—1.42%
ANZ New Zealand Int'l Ltd. 0.625%, due 01/27/22[1]	EUR	2,900,000	3,178,378
New Zealand Government Bond 2.750%, due 04/15/37[1]	NZD	6,400,000	3,867,451
			7,045,829

PACE Global Fixed Income Investments

Portfolio of investments—January 31, 2017 (unaudited)

	Face Amount		Value
Long-term global debt securities—(continued)
Poland—0.22%
Republic of Poland Government Bond 5.750%, due 09/23/22	PLN	3,850,000	$1,082,753
South Africa—0.32%
South Africa Government Bond 10.500%, due 12/21/26	ZAR	19,500,000	1,604,211
South Korea—1.36%
Korea Treasury Bond 3.000%, due 09/10/24	KRW	5,964,350,000	5,446,705
5.750%, due 09/10/18	KRW	1,426,460,000	1,306,863
			6,753,568
Spain—2.57%
Bankinter S.A. 0.123%, due 06/21/43[1,2]	EUR	1,745,228	1,850,947
Fondo de Titulizacion de Activos Santander Hipotecario, Series 2 0.007%, due 01/18/49[1,2]	EUR	1,378,388	1,460,826
Iberdrola Finanzas SA 4.125%, due 03/23/20	EUR	1,800,000	2,180,818
Spain Government Bond 1.300%, due 10/31/26[1,3]	EUR	2,100,000	2,204,121
1.950%, due 04/30/26[1,3]	EUR	1,000,000	1,116,542
4.900%, due 07/30/40[1,3]	EUR	1,100,000	1,642,837
5.850%, due 01/31/22[1,3]	EUR	1,700,000	2,317,682
			12,773,773
Sweden—0.59%
Government of Sweden 3.500%, due 06/01/22	SEK	18,225,000	2,460,651
Verisure Holding AB 6.000%, due 11/01/22[1]	EUR	400,000	470,433
			2,931,084
United Kingdom—8.36%
Anglo American Capital PLC 2.500%, due 04/29/21[1]	EUR	1,400,000	1,578,374
Arkle Master Issuer PLC 3.986%, due 08/17/17[1]	GBP	1,050,000	1,341,859
Aviva PLC 3.375%, due 12/04/45[1,2]	EUR	700,000	732,509
Barclays PLC 2.625%, due 11/11/25[1,2]	EUR	1,500,000	1,612,342
3.250%, due 02/12/27[1]	GBP	500,000	606,362
BAT International Finance PLC 0.875%, due 10/13/23[1]	EUR	1,100,000	1,170,899
BP Capital Markets PLC 3.119%, due 05/04/26	USD	1,320,000	1,277,072
Centrica PLC 4.375%, due 03/13/29[1]	GBP	200,000	293,168
Imperial Brands Finance PLC 3.750%, due 07/21/22[3]	USD	1,010,000	1,038,724
Ineos Finance PLC 4.000%, due 05/01/23[1]	EUR	400,000	449,072
International Game Technology PLC 4.750%, due 02/15/23[1]	EUR	500,000	590,352
	Face Amount		Value
Long-term global debt securities—(continued)
United Kingdom—(concluded)
Lloyds Banking Group PLC 4.500%, due 11/04/24	USD	710,000	$722,857
Lloyds TSB Bank PLC 6.500%, due 03/24/20[1]	EUR	1,400,000	1,769,531
Nationwide Building Society 0.750%, due 10/26/22[1]	EUR	1,700,000	1,876,264
3.900%, due 07/21/25[3]	USD	1,380,000	1,414,670
Penarth Master Issuer PLC 1.168%, due 05/18/19[2,3]	USD	3,300,000	3,298,815
Santander UK Group Holdings PLC 3.125%, due 01/08/21	USD	1,300,000	1,302,523
Silverstone Master Issuer PLC 0.731%, due 01/21/70[2,3]	GBP	1,260,022	1,586,186
Synlab Unsecured Bondco PLC 8.250%, due 07/01/23[1]	EUR	500,000	596,337
United Kingdom Gilt 3.250%, due 01/22/44[1]	GBP	1,100,000	1,728,321
3.750%, due 09/07/21[1]	GBP	4,150,000	5,960,976
4.250%, due 06/07/32[1]	GBP	1,250,000	2,089,399
4.250%, due 12/07/55[1]	GBP	1,600,000	3,319,041
4.500%, due 09/07/34[1]	GBP	2,750,000	4,809,886
Western Power Distribution West Midlands PLC 3.875%, due 10/17/24[1]	GBP	300,000	421,674
			41,587,213
United States—37.45%
AbbVie, Inc. 4.450%, due 05/14/46	USD	450,000	419,864
AES Corp. 3.931%, due 06/01/19[2]	USD	513,000	513,641
Aetna, Inc. 4.250%, due 06/15/36	USD	510,000	511,241
Ally Financial, Inc. 4.250%, due 04/15/21	USD	250,000	252,500
Altria Group, Inc. 4.250%, due 08/09/42	USD	690,000	666,915
American Airlines Pass-Through Trust, Series 2016-2, Class AA 3.200%, due 06/15/28	USD	750,000	728,437
American International Group, Inc. 4.800%, due 07/10/45	USD	320,000	325,882
4.875%, due 06/01/22	USD	1,150,000	1,253,644
American Tower Corp. 3.375%, due 10/15/26	USD	660,000	626,112
Anheuser-Busch InBev Finance, Inc. 3.650%, due 02/01/26	USD	670,000	674,403
4.900%, due 02/01/46	USD	930,000	995,837
AT&T, Inc. 3.400%, due 05/15/25	USD	520,000	495,412
4.300%, due 12/15/42	USD	750,000	660,795
4.375%, due 09/14/29	GBP	400,000	551,810
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. 5.500%, due 04/01/23	USD	250,000	242,500

PACE Global Fixed Income Investments

Portfolio of investments—January 31, 2017 (unaudited)

	Face Amount		Value
Long-term global debt securities—(continued)
United States—(continued)
Bank of America Corp. 3.500%, due 04/19/26	USD	1,990,000	$1,955,873
4.183%, due 11/25/27	USD	590,000	585,385
Bank of America NA 2.050%, due 12/07/18[5]	USD	500,000	502,369
Berkshire Hathaway Energy Co. 5.150%, due 11/15/43	USD	250,000	281,142
Berkshire Hathaway, Inc. 4.500%, due 02/11/43	USD	620,000	657,049
Burlington Northern Santa Fe LLC 3.900%, due 08/01/46	USD	770,000	747,511
Capital One Financial Corp. 3.750%, due 07/28/26	USD	670,000	647,426
CCO Holdings LLC/CCO Holdings Capital Corp. 5.750%, due 02/15/26[3]	USD	600,000	635,813
Cemex Finance LLC 5.250%, due 04/01/21[1]	EUR	800,000	889,940
Charter Communications Operating LLC/ Charter Communications Operating Capital 3.579%, due 07/23/20	USD	1,150,000	1,177,977
6.484%, due 10/23/45	USD	320,000	363,782
Citigroup, Inc. 3.700%, due 01/12/26	USD	660,000	654,618
4.400%, due 06/10/25	USD	1,410,000	1,428,464
Clear Channel Worldwide Holdings, Inc., Series B 6.500%, due 11/15/22	USD	600,000	626,400
Comcast Corp. 3.150%, due 03/01/26	USD	1,440,000	1,408,674
Communications Sales & Leasing, Inc./ CSL Capital LLC 8.250%, due 10/15/23	USD	250,000	271,250
Constellation Energy Group, Inc. 5.150%, due 12/01/20	USD	1,300,000	1,409,245
Crown Castle International Corp. 3.700%, due 06/15/26	USD	640,000	623,562
CVS Health Corp. 2.125%, due 06/01/21	USD	800,000	782,166
Diamond 1 Finance Corp./Diamond 2 Finance Corp. 6.020%, due 06/15/26[3]	USD	640,000	690,951
DISH DBS Corp. 5.875%, due 11/15/24	USD	600,000	606,750
Duke Energy Corp. 3.050%, due 08/15/22	USD	600,000	604,551
Enterprise Products Operating LLC 4.900%, due 05/15/46	USD	320,000	327,633
Express Scripts Holding Co. 4.800%, due 07/15/46	USD	350,000	328,909
First Data Corp. 5.750%, due 01/15/24[3]	USD	350,000	360,500
Ford Motor Credit Co. LLC 3.336%, due 03/18/21	USD	2,520,000	2,545,349
Frontier Communications Corp. 6.875%, due 01/15/25	USD	250,000	209,688
	Face Amount		Value
Long-term global debt securities—(continued)
United States—(continued)
General Motors Co. 6.750%, due 04/01/46	USD	640,000	$754,558
General Motors Financial Co., Inc. 4.200%, due 03/01/21	USD	1,100,000	1,143,938
Gilead Sciences, Inc. 4.500%, due 02/01/45	USD	330,000	327,650
GRACE 2014-GRCE Mortgage Trust, Class A 3.369%, due 06/10/28[3]	USD	2,550,000	2,652,633
Harris Corp. 5.054%, due 04/27/45	USD	310,000	335,004
HCA, Inc. 5.375%, due 02/01/25	USD	750,000	765,000
HD Supply, Inc. 5.250%, due 12/15/21[3]	USD	492,000	517,830
HealthSouth Corp. 5.750%, due 09/15/25	USD	250,000	250,625
Infor US, Inc. 6.500%, due 05/15/22	USD	350,000	359,187
Kraft Heinz Foods Co. 3.500%, due 07/15/22	USD	2,440,000	2,481,246
Level 3 Financing, Inc. 5.375%, due 05/01/25	USD	250,000	255,158
Magellan Midstream Partners LP 4.200%, due 03/15/45	USD	360,000	328,818
Medtronic, Inc. 4.625%, due 03/15/45	USD	250,000	266,109
MetLife, Inc. 3.600%, due 11/13/25	USD	1,270,000	1,291,923
MGM Resorts International 4.625%, due 09/01/26	USD	250,000	242,188
Micron Technology, Inc. 5.250%, due 01/15/24[3]	USD	250,000	251,000
Microsoft Corp. 1.550%, due 08/08/21	USD	690,000	667,806
3.300%, due 02/06/27	USD	1,045,000	1,041,290
4.100%, due 02/06/37	USD	540,000	538,828
Morgan Stanley 2.443%, due 10/24/23[2]	USD	1,400,000	1,417,382
3.950%, due 04/23/27	USD	620,000	605,935
OBP Depositor LLC Trust, Series 2010-OBP, Class A 4.646%, due 07/15/45[3]	USD	1,348,000	1,432,801
Oracle Corp. 4.125%, due 05/15/45	USD	970,000	947,816
PepsiCo, Inc. 4.450%, due 04/14/46	USD	300,000	319,676
PetSmart, Inc. 7.125%, due 03/15/23[3,5]	USD	250,000	245,625
Philip Morris International, Inc. 4.125%, due 03/04/43	USD	690,000	658,084
PNC Bank NA 3.800%, due 07/25/23	USD	640,000	666,915
Post Holdings, Inc. 7.750%, due 03/15/24[3]	USD	250,000	276,720
Prudential Financial, Inc. MTN 5.100%, due 08/15/43	USD	320,000	350,045

PACE Global Fixed Income Investments

Portfolio of investments—January 31, 2017 (unaudited)

	Face Amount		Value
Long-term global debt securities—(continued)
United States—(continued)
Reynolds American, Inc. 2.300%, due 06/12/18	USD	350,000	$352,105
4.450%, due 06/12/25	USD	610,000	637,510
Sempra Energy 3.550%, due 06/15/24	USD	550,000	558,142
Simon Property Group LP 3.500%, due 09/01/25	USD	680,000	686,997
Sinclair Television Group, Inc. 6.125%, due 10/01/22	USD	250,000	261,408
Sirius XM Radio, Inc. 6.000%, due 07/15/24[3]	USD	500,000	532,190
Southwestern Electric Power Co., Series J 3.900%, due 04/01/45	USD	340,000	319,176
Sprint Corp. 7.875%, due 09/15/23	USD	750,000	819,825
Sunoco Logistics Partners Operations LP 5.350%, due 05/15/45	USD	360,000	363,061
Synchrony Financial 2.700%, due 02/03/20	USD	1,300,000	1,302,896
T-Mobile USA, Inc. 6.500%, due 01/15/24	USD	250,000	269,400
Tenet Healthcare Corp. 8.125%, due 04/01/22	USD	350,000	353,500
The Brooklyn Union Gas Co. 3.407%, due 03/10/26[3]	USD	1,400,000	1,410,734
The Goldman Sachs Group, Inc. 2.750%, due 09/15/20	USD	300,000	301,692
3.750%, due 05/22/25	USD	600,000	602,508
3.850%, due 01/26/27	USD	320,000	319,554
4.750%, due 10/21/45	USD	600,000	621,880
5.150%, due 05/22/45	USD	310,000	320,693
The Hertz Corp. 6.250%, due 10/15/22	USD	500,000	453,750
Thermo Fisher Scientific, Inc. 0.750%, due 09/12/24	EUR	100,000	103,399
0.750%, due 09/12/24	EUR	900,000	930,589
US Treasury Bond 4.500%, due 02/15/36	USD	1,950,000	2,464,541
US Treasury Inflation Index Note (TIPS)
0.125%, due 07/15/26	USD	19,635,330	19,207,928
US Treasury Notes 0.750%, due 12/31/17	USD	10,000,000	9,991,020
1.250%, due 12/31/18	USD	10,000,000	10,010,550
1.375%, due 12/15/19	USD	34,420,000	34,350,093
1.750%, due 11/30/21	USD	26,420,000	26,248,693
	Face Amount		Value
Long-term global debt securities—(concluded)
United States—(concluded)
2.000%, due 11/15/26	USD	11,430,000	$10,983,064
Verizon Communications, Inc. 4.522%, due 09/15/48	USD	1,290,000	1,165,235
Verizon Owner Trust, Series 2016-2, Class A 1.680%, due 05/20/21[3]	USD	3,940,000	3,921,782
Virginia Electric & Power Co., Series B 2.950%, due 11/15/26	USD	720,000	698,954
Wells Fargo & Co. 3.000%, due 04/22/26	USD	1,000,000	952,369
4.100%, due 06/03/26	USD	1,310,000	1,325,820
Welltower, Inc. 4.250%, due 04/01/26	USD	660,000	682,323
Western Digital Corp. 10.500%, due 04/01/24[3]	USD	350,000	412,562
Windstream Services LLC 7.500%, due 06/01/22	USD	350,000	338,625
Xylem, Inc. 4.375%, due 11/01/46	USD	320,000	314,083
			186,222,411
Total long-term global debt securities (cost—$461,819,009)			454,929,194
Repurchase agreement—7.61%
Repurchase agreement dated 01/31/17 with State Street Bank and Trust Co., 0.010% due 02/01/17, collateralized by $37,925,230 US Treasury Notes, 1.000% to 3.750% due 05/15/18 to 12/31/19; (value—$38,603,370); proceeds: $37,846,011 (cost—$37,846,000)	USD	37,846,000	37,846,000
	Number of Shares
Investment of cash collateral from securities loaned—0.12%
Money market fund—0.12%
State Street Institutional U.S. Government Money Market Fund (cost—$566,988)		566,988	566,988
Total investments (cost—$500,231,997)—99.22%			493,342,182
Other assets in excess of liabilities—0.78%			3,892,087
Net assets—100.00%			$497,234,269

For a listing of defined portfolio acronyms and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 239.

Aggregate cost for federal income tax purposes was substantially the same for book purposes; and net unrealized depreciation consisted of:

Gross unrealized appreciation	$6,615,017
Gross unrealized depreciation	(13,504,832)
Net unrealized depreciation	$(6,889,815)

PACE Global Fixed Income Investments

Portfolio of investments—January 31, 2017 (unaudited)

Futures contracts

Number of contracts	Currency		Expiration date	Cost	Current value	Unrealized appreciation (depreciation)
Interest rate futures buy contracts:
37	AUD	Australian Bond 10 Year Futures	March 2017	$3,597,267	$3,600,099	$2,832
15	JPY	Japan Government Bond 10 Year Futures	March 2017	19,938,004	19,911,434	(26,570)
US Treasury futures buy contracts:
43	USD	Ultra Long US Treasury Bond Futures	March 2017	6,985,879	6,909,562	(76,317)
				$30,521,150	$30,421,095	$(100,055)
				Proceeds
Interest rate futures sell contracts:
42	EUR	German Euro BOBL Futures	March 2017	$6,047,314	$6,027,365	$19,949
14	EUR	German Euro Bund Futures	March 2017	2,463,259	2,450,270	12,989
13	EUR	German Euro Buxl 30 Year Futures	March 2017	2,385,731	2,346,401	39,330
9	GBP	United Kingdom Long Gilt Bond Futures	March 2017	1,411,401	1,402,456	8,945
US Treasury futures sell contracts:
48	USD	US Long Bond Futures	March 2017	7,236,486	7,240,500	(4,014)
161	USD	US Treasury Note 5 Year Futures	March 2017	18,968,710	18,976,617	(7,907)
136	USD	US Treasury Note 10 Year Futures	March 2017	16,927,462	16,927,750	(288)
				$55,440,363	$55,371,359	$69,004
						$(31,051)

Forward foreign currency contracts

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation (depreciation)
ANZ	MYR	39,095,275	USD	8,727,598	02/22/17	$(89,389)
ANZ	USD	8,759,864	MYR	39,095,275	02/22/17	57,122
BB	AUD	3,449,828	USD	2,614,790	02/22/17	(300)
BB	GBP	19,851,363	USD	24,103,386	02/22/17	(878,093)
BB	JPY	2,216,131,904	USD	19,072,639	02/22/17	(564,989)
BB	PLN	11,140,122	USD	2,739,492	02/22/17	(41,271)
BB	USD	5,728,519	MXN	125,544,049	02/22/17	274,664
BB	USD	2,677,363	MXN	55,615,518	02/22/17	(17,976)
BB	USD	2,780,402	PLN	11,140,122	02/22/17	362
BB	USD	1,045,988	ZAR	14,012,824	02/22/17	(9,693)
BOA	CNY	18,154,413	USD	2,639,874	02/22/17	3,937
BOA	COP	7,779,708,472	USD	2,639,874	02/22/17	(10,372)
BOA	EUR	5,734,694	USD	6,122,468	02/22/17	(72,618)
BOA	EUR	926,431	USD	996,471	02/22/17	(4,336)
BOA	EUR	6,349,812	USD	6,833,375	02/22/17	(26,212)
BOA	JPY	174,275,480	USD	1,514,000	02/22/17	(30,293)
BOA	KRW	930,430,953	USD	796,943	02/22/17	(3,887)
BOA	TWD	82,674,518	USD	2,639,874	02/22/17	1,123
BOA	USD	2,614,969	BRL	8,338,098	02/22/17	17,471

PACE Global Fixed Income Investments

Portfolio of investments—January 31, 2017 (unaudited)

Forward foreign currency contracts—(continued)

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation (depreciation)
BOA	USD	2,689,683	CLP	1,760,128,470	02/22/17	$20,349
BOA	USD	2,589,229	EUR	2,420,383	02/22/17	25,467
BOA	USD	2,753,348	EUR	2,550,691	02/22/17	2,117
BOA	USD	1,035,465	JPY	116,236,820	02/22/17	(5,465)
BOA	USD	3,187,772	RUB	189,736,189	02/22/17	(48,870)
CITI	AUD	8,827,861	USD	6,453,166	02/16/17	(239,619)
CITI	BRL	9,310,000	USD	2,732,128	03/07/17	(197,515)
CITI	BRL	17,270,000	USD	5,299,172	03/07/17	(135,302)
CITI	CAD	1,668,912	USD	1,263,791	02/16/17	(18,928)
CITI	CHF	3,468,504	USD	3,427,444	02/16/17	(80,064)
CITI	EUR	109,252	PLN	478,000	03/07/17	1,202
CITI	EUR	6,789,449	USD	7,314,307	02/16/17	(18,544)
CITI	EUR	524,000	USD	548,057	02/16/17	(17,882)
CITI	GBP	12,814,702	USD	15,795,401	02/16/17	(329,200)
CITI	JPY	3,278,700,519	USD	28,179,635	02/16/17	(868,751)
CITI	KRW	6,430,432,000	USD	5,475,038	03/07/17	(60,274)
CITI	KRW	1,537,142,600	USD	1,312,928	03/07/17	(10,243)
CITI	MXN	22,607,000	USD	1,090,682	03/07/17	11,702
CITI	MXN	41,134,674	USD	1,906,547	03/07/17	(56,716)
CITI	NOK	4,731,262	USD	555,808	02/16/17	(17,874)
CITI	NZD	1,111,421	USD	775,444	02/16/17	(39,661)
CITI	PLN	478,000	EUR	106,814	03/07/17	(3,837)
CITI	RUB	578,454,000	USD	9,613,661	03/07/17	73,357
CITI	SEK	1,431,906	EUR	145,948	02/16/17	(6,169)
CITI	SGD	1,349,779	USD	939,731	03/07/17	(18,284)
CITI	USD	7,592,333	BRL	26,580,000	03/07/17	771,783
CITI	USD	757,904	DKK	5,315,499	02/16/17	14,149
CITI	USD	23,725	EUR	21,952	02/16/17	(16)
CITI	USD	643,174	EUR	617,000	02/16/17	23,208
CITI	USD	7,927,387	EUR	7,481,208	02/16/17	152,589
CITI	USD	15,340,620	GBP	12,001,267	02/16/17	(239,554)
CITI	USD	20,284,883	JPY	2,304,829,269	02/16/17	135,271
CITI	USD	6,659,624	KRW	7,967,574,600	03/07/17	198,859
CITI	USD	8,695,170	RUB	578,454,000	03/07/17	845,135
CITI	USD	158,810	SEK	1,431,906	02/16/17	4,987
CITI	ZAR	9,947,000	USD	695,715	03/07/17	(38,176)
CITI	ZAR	14,723,000	USD	1,061,585	03/07/17	(24,680)
CS	SGD	567,000	USD	397,214	03/07/17	(5,218)
DB	BRL	8,338,098	USD	2,652,911	02/22/17	20,470
DB	CAD	5,522,104	USD	4,196,214	02/22/17	(48,315)
DB	NZD	1,778,235	AUD	1,708,486	02/22/17	(8,803)
DB	SEK	13,196,750	USD	1,494,268	02/22/17	(15,715)
DB	USD	1,310,278	EUR	1,217,000	02/22/17	4,425
DB	USD	3,352,936	NZD	4,620,240	02/22/17	34,868
DB	ZAR	21,822,232	USD	1,581,943	02/22/17	(31,883)

PACE Global Fixed Income Investments

Portfolio of investments—January 31, 2017 (unaudited)

Forward foreign currency contracts—(continued)

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation (depreciation)
GSI	DKK	5,315,499	EUR	714,516	02/16/17	$(349)
GSI	EUR	3,204,368	CHF	3,468,504	02/16/17	46,674
GSI	EUR	523,857	NOK	4,731,262	02/16/17	7,898
GSI	RUB	41,057,000	USD	622,925	03/07/17	(54,218)
GSI	RUB	45,584,000	USD	736,057	03/07/17	(15,749)
GSI	USD	6,514,174	AUD	8,767,394	02/16/17	132,769
GSI	USD	689,066	CAD	913,198	02/16/17	12,815
GSI	USD	508,504	CAD	665,952	02/16/17	3,344
GSI	USD	703,389	EUR	658,512	02/16/17	7,827
GSI	USD	95,922	EUR	92,191	02/16/17	3,648
GSI	USD	3,063,428	MXN	63,741,674	03/07/17	(21,185)
GSI	USD	790,821	NZD	1,111,421	02/16/17	24,284
GSI	USD	1,440,775	RUB	86,641,000	03/07/17	(11,825)
JPMCB	JPY	64,160,000	USD	546,062	02/16/17	(22,378)
JPMCB	KRW	10,863,000,000	USD	9,075,946	03/07/17	(274,917)
JPMCB	USD	43,377	AUD	60,467	02/16/17	2,466
JPMCB	USD	1,307,660	EUR	1,247,000	02/16/17	39,145
JPMCB	USD	983,337	GBP	772,606	02/16/17	(11,176)
JPMCB	USD	4,336,030	JPY	490,000,000	02/16/17	5,236
JPMCB	USD	4,750,000	JPY	548,031,250	02/16/17	105,406
JPMCB	USD	9,206,712	KRW	10,863,000,000	03/07/17	144,151
MSCI	CZK	16,500,000	EUR	610,517	03/07/17	(466)
MSCI	USD	66,179	CAD	89,763	02/16/17	2,812
MSCI	USD	66,192	EUR	63,348	02/16/17	2,226
MSCI	USD	50,027	GBP	40,829	02/16/17	1,347
MSCI	USD	3,107,682	KRW	3,719,895,400	03/07/17	94,401
MSCI	USD	10,149,013	TWD	324,058,000	03/07/17	198,039
MSCI	EUR	611,562	CZK	16,500,000	03/07/17	(663)
MSCI	EUR	674,225	PLN	3,000,000	03/07/17	19,927
MSCI	KRW	3,719,895,400	USD	3,177,431	03/07/17	(24,652)
MSCI	PLN	3,000,000	EUR	670,774	03/07/17	(23,658)
MSCI	TWD	324,058,000	USD	10,174,985	03/07/17	(172,068)
MSCI	USD	1,345,533	SGD	1,916,779	03/07/17	14,915
MSCI	USD	1,742,995	ZAR	24,670,000	03/07/17	77,161
RBC	CAD	1,718,352	USD	1,307,000	02/22/17	(13,800)
RBC	CNY	17,880,988	USD	2,614,969	02/22/17	18,732
RBC	DKK	6,151,731	USD	890,480	02/22/17	(3,249)
RBC	EUR	2,179,681	GBP	1,876,784	02/22/17	7,124
RBC	EUR	23,436,538	USD	24,827,497	02/22/17	(490,573)
RBC	GBP	3,246,165	USD	4,063,516	02/22/17	(21,543)
RBC	MXN	169,785,566	USD	7,884,592	02/22/17	(234,104)
RBC	NOK	10,731,386	SEK	11,351,682	02/22/17	(2,407)
RBC	USD	3,372,027	CHF	3,410,225	02/22/17	77,593
RBC	USD	2,644,254	CHF	2,638,918	02/22/17	25,149
RBC	USD	30,763,831	EUR	29,189,717	02/22/17	769,294

PACE Global Fixed Income Investments

Portfolio of investments—January 31, 2017 (unaudited)

Forward foreign currency contracts—(concluded)

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation (depreciation)
RBC	USD	1,309,993	EUR	1,216,322	02/22/17	$3,977
RBC	USD	15,756,124	GBP	12,777,487	02/22/17	323,403
RBC	USD	42,100,743	JPY	4,896,055,386	02/22/17	1,284,271
RBC	USD	1,860,123	NOK	15,478,552	02/22/17	16,789
RBC	USD	927,281	SGD	1,313,370	02/22/17	4,794
TD	AUD	6,582,303	USD	4,854,330	02/22/17	(135,286)
TD	EUR	1,210,000	JPY	148,010,830	02/22/17	4,415
TD	NZD	5,437,925	USD	3,798,614	02/22/17	(188,760)
TD	USD	6,615,074	AUD	9,047,418	02/22/17	243,185
TD	USD	2,190,742	CAD	2,896,907	02/22/17	35,947
TD	USD	848,281	EUR	792,020	02/22/17	7,324
TD	USD	972,044	GBP	797,264	02/22/17	31,255
TD	USD	5,069,284	GBP	4,106,489	02/22/17	98,430
TD	USD	1,239,716	THB	44,255,382	02/22/17	16,938
WBC	NZD	1,792,564	AUD	1,721,368	02/22/17	(9,545)
						$542,170

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of January 31, 2017 in valuing the Portfolio's investments. In the event a Portfolio holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments.

Assets Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Long-term global debt securities	$—	$454,929,194	$—	$454,929,194
Repurchase agreement	—	37,846,000	—	37,846,000
Investment of cash collateral from securities loaned	—	566,988	—	566,988
Futures contracts	84,045	—	—	84,045
Forward foreign currency contracts	—	6,609,728	—	6,609,728
Total	$84,045	$499,951,910	$—	$500,035,955
Liabilities
Futures contracts	$(115,096)	$—	$—	$(115,096)
Forward foreign currency contracts	—	(6,067,558)	—	(6,067,558)
Total	$(115,096)	$(6,067,558)	$—	$(6,182,654)

At January 31, 2017, there were no transfers between Level 1 and Level 2.

PACE Global Fixed Income Investments

Portfolio of investments—January 31, 2017 (unaudited)

Portfolio footnotes

1  Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

2  Variable or floating rate security. The interest rate shown is the current rate at the period end and changes periodically.

3  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

4  Payment-in-kind security for which interest may be paid in cash or additional principal, at the discretion of the issuer.

5  Security, or portion thereof, was on loan at the period end.

6  Perpetual investment. Date shown reflects the next call date.

See accompanying notes to financial statements.

PACE High Yield Investments

Performance (Unaudited)

For the six months ended January 31, 2017, the Portfolio's Class P shares returned 6.70% before the deduction of the maximum PACE Select program fee.1 In comparison, the BofA Merrill Lynch Global High Yield Index (Hedged in USD) (the "benchmark") returned 5.91%, and the Lipper High Yield Funds category posted a median return of 5.22%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 110. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 2.

Advisor's comments (Unaudited)2

The Portfolio outperformed its benchmark during the reporting period. Major events in this six-month period included the surprise election of Donald Trump and the agreement among the Organization of the Petroleum Exporting Countries ("OPEC") and non-OPEC oil producing countries to cut production. The energy sector generated the strongest returns, based on recovering oil prices. From a regional standpoint, we maintained an overweight position to US high yield. The market rallied toward the end of the fourth quarter of 2016 given a positive view of the pro-business tilt of the new administration, as well as improved oil prices. The Portfolio's gains were broad-based, as many industries benefited from better growth, rising commodity prices and a friendly merger and acquisition ("M&A") environment.

Slight overweights and positive security selection in the energy and basic industry sectors were both additive for results. Additionally, the Portfolio's relative outperformance was driven by an underweight to the telecommunications sector. From an issuer perspective, Chaparral Energy, Intelsat, Peabody Energy and Chesapeake Energy were among the securities that contributed the most to performance. Underweights to insurance and health care, as well as an overweight to transportation, detracted from relative performance during the period. From an issuer perspective, Community Health Systems and Tesco were among the largest headwinds for performance.

From a ratings perspective, an underweight and positive issuer selection in BB-rated issuers, coupled with overweights in B-rated and CC-rated securities, contributed to relative performance. In contrast, an overweight to CCC-rated issuers slightly detracted from results. In terms of regional positioning, an overweight and positive issuer selection in US high yield, along with a slight underweight in European high yield, added the most to relative performance. Conversely, an underweight to Asian high yield was a slight drag on returns during the period.

PACE Select Advisors Trust – PACE High Yield Investments

Investment Manager:

UBS Asset Management (Americas) Inc. ("UBS AM")

Investment Subadvisor:

Nomura Corporate Research and Asset Management Inc. ("NCRAM") (NCRAM has retained Nomura Asset Management Singapore Limited "NAM Singapore" and together with NCRAM "Nomura" to serve as a sub-manager to provide certain investment advisory services pursuant to a sub-management contract between NCRAM and NAM Singapore.

Portfolio Management Team:

UBS AM: Mabel Lung, CFA, Gina Toth, CFA, Fred Lee, CFA, Diana To and Anthony Karaminas

Nomura: David Crall, CFA, Stephen Kotsen, CFA, Steven Rosenthal, CFA, Eric Torres, Simon Tan, CFA

Objective:

Total return

Investment process:

The Portfolio seeks to capture the global high yield bond market's attractive total returns while minimizing losses by identifying "Strong Horse" companies that can carry their debt load through the economic cycle. The Portfolio

(continued on next page)

1  Class P shares held through the PACE Select Advisors Program are subject to a maximum Program fee of 2.50%, which, if included, would have reduced performance. Class P shares held through other advisory programs also may be subject to a program fee, which, if included, would have reduced performance.

2  All Sub advisors discuss performance on a gross-of-fees basis—meaning that no fees or expenses are reflected in their sleeves'/sleeve's performance. Alternately, Portfolio performance is shown net of fees, which does factor in fees and expenses associated with the Portfolio.

PACE High Yield Investments

Advisor's comments (Unaudited) – concluded

Currency forwards were used during the reporting period to hedge the currency exposure of the Portfolio into US dollars. Overall, the use of derivatives contributed to performance during the reporting period.

Investment process
(concluded)

invests in the debt of such companies to seek yield and capital appreciation while managing the overall risk of the Portfolio.

Special considerations

The Portfolio may be appropriate for long-term investors seeking total return and who are able to withstand short-term fluctuations in the fixed income markets in return for potentially higher returns over the long term. The Portfolio seeks to achieve its objective by investing primarily in a professionally managed, diversified portfolio of fixed income securities rated below investment grade or considered to be of comparable quality (commonly referred to as "junk bonds"). These securities are subject to higher risks than investment grade securities, including greater price volatility and a greater risk of loss of principal and nonpayment of interest. Issuers of such securities are typically in poor financial health, and their ability to pay interest and principal is uncertain. The prices of such securities may be more vulnerable to bad economic news, or even the expectation of bad news, than higher-rated or investment grade bonds and other fixed income securities. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions, and other political, social and economic developments, as well as specific matters relating to the issuers in which the Portfolio invests. In addition, investments in foreign bonds involve special risks. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan.

PACE High Yield Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 01/31/17	6 months	1 year	5 years	10 years	Since Inception[1]
Before deducting maximum sales charge
Class A2	6.52%	19.62%	6.48%	7.23%	7.30%
Class C3	6.26	19.04	5.98	N/A	10.69
Class Y4	6.70	19.91	6.74	N/A	12.68
Class P5	6.70	19.87	6.70	7.47	7.54
After deducting maximum sales charge
Class A2	2.57	15.17	5.66	6.83	6.92
Class C3	5.51	18.29	5.98	N/A	10.69
BofA Merrill Lynch Global High Yield Index (Hedged in USD)[6]	5.91	19.59	7.77	7.80	8.12
Lipper High Yield Funds median	5.22	16.54	5.87	5.97	6.27

Most recent calendar quarter-end returns (unaudited)

Average annual total returns for periods ended 12/31/16	6 months	1 year	5 years	10 years	Since Inception[1]
Before deducting maximum sales charge
Class A2	7.93%	16.47%	7.04%	7.15%	7.23%
Class C3	7.66	15.90	6.52	N/A	10.64
Class Y4	8.00	16.65	7.28	N/A	12.63
Class P5	7.99	16.73	7.25	7.38	7.46
After deducting maximum sales charge
Class A2	3.84	12.09	6.24	6.74	6.84
Class C3	6.91	15.15	6.52	N/A	10.64

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 28, 2016 prospectuses, were as follows: Class A—1.26% and 1.16%; Class C—1.75% and 1.65%; Class Y—1.03% and 0.93%; and Class P—1.11% and 1.01% Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Asset Management (Americas) Inc. ("UBS AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated to: (1) waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses of each class through November 30, 2017 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) would not exceed Class A—1.28%; Class C—1.78%; Class Y—1.03%; and Class P—1.03%; and (2) waive its management fees through November 30, 2017 to reflect a lower management fee paid by the Portfolio to UBS AM. The Portfolio has agreed to repay UBS AM for any waived fees/reimbursed expenses (pursuant to item (1)) to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed these expense caps and that UBS AM has not waived the right to do so. The fee waiver/expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS AM. Upon termination of the agreement, however, UBS AM's three year recoupment rights will survive.

1  Since inception returns are calculated as of commencement of issuance on April 10, 2006 for Class P shares, May 1, 2006 for Class A shares and January 21, 2009 for Class C shares. Class Y shares commenced issuance on April 3, 2006 and had fully redeemed by July 24, 2006 remaining inactive through December 25, 2008. The inception return of Class Y shares is calculated from December 26, 2008, which is the date the Class Y shares recommenced investment operations. Since inception returns for the Index and Lipper median are shown as of April 30, 2006, which is the month-end after the inception date of the oldest share class (Class P).

2  Maximum sales charge for Class A shares is 3.75%. Class A shares bear ongoing 12b-1 service fees of 0.25% annually.

3  Maximum contingent deferred sales charge for Class C shares is 0.75% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees of 0.25% and 0.50% annually, respectively.

4  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

5  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

6  The BofA Merrill Lynch Global High Yield Index (hedged in USD) is an unmanaged index which covers US dollar, Canadian dollar, sterling and euro-denominated fixed rate debt of corporate issuers domiciled in an investment grade rated country (i.e., BBB or higher foreign currency long-term debt rating). Individual bonds must be rated below investment grade (i.e., BB or lower based on a composite of Moody's and S&P) but not in default; and must have at least one year remaining term to maturity; a minimum face value outstanding of $100 million, C$100 million, 50 million pounds sterling or 100 million euros; and have available price quotations. New issues qualify for inclusion after they settle. Investors should note that indices do not reflect the deduction of fees and expenses.

Prior to February 17, 2015, if an investor sold or exchanged shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged was deducted at the time of the transaction, except as noted otherwise in the prospectus. For sales or exchanges taking place on or after February 17, 2015 but prior to August 3, 2015, there is a reduction in the redemption holding period from 90 days to 30 days. Effective August 3, 2015, the 1.00% redemption fee imposed on sales or exchanges of any class of shares of the portfolios made during the holding periods specified in the prospectus was eliminated. Please refer to the prospectus for further information.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

PACE High Yield Investments

Portfolio statistics—January 31, 2017 (unaudited)

Characteristics
Weighted average duration	3.40 yrs.
Weighted average maturity	5.65 yrs.
Average coupon	6.05%
Top ten holdings[1]	Percentage of net assets
Kinder Morgan, Inc., 5.000% due 02/15/21	0.8%
HCA, Inc., 7.500% due 02/15/21	0.8
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc., 6.750% due 01/31/21	0.7
Icahn Enterprises LP/Icahn Enterprises Finance Corp., 6.000% due 08/01/20	0.6
T-Mobile USA, Inc., 6.375% due 03/01/25	0.5
American Airlines Group, Inc., 4.625% due 03/01/20	0.5
Shea Homes LP/Shea Homes Funding Corp., 6.125% due 04/01/25	0.5
Micron Technology, Inc., 5.250% due 01/15/24	0.5
SFR Group SA, 6.000% due 05/15/22	0.5
Navient Corp., 8.000% due 03/25/20	0.5
Total	5.9%
Top five issuer breakdown by country or territory of origin[1]	Percentage of net assets
United States	66.4%
Luxembourg	5.4
Netherlands	3.9
Venezuela	3.2
Canada	3.0
Total	81.9%
Credit rating[2]	Percentage of total investments
BBB & higher	4.8%
BB	29.9
B	39.4
CCC & below	10.8
Not rated	13.7
Repurchase agreement	1.3
Investment of cash collateral from securities loaned	0.1
Total	100.0%

1  The Portfolio is actively managed and its composition will vary over time.

2  Credit ratings shown are based on the ratings assigned to portfolio holdings by Standard & Poor's Financial Services LLC, an independent rating agency.

PACE High Yield Investments

Portfolio of investments—January 31, 2017 (unaudited)

	Face Amount[1]		Value
Corporate bonds—94.79%
Aerospace & defense—0.59%
TA MFG. Ltd. 3.625%, due 04/15/23[2]	EUR	825,000	$910,092
TransDigm, Inc. 6.000%, due 07/15/22		1,610,000	1,618,050
			2,528,142
Airlines—0.95%
Air Canada 7.750%, due 04/15/21[3,4]		225,000	253,125
Allegiant Travel Co. 5.500%, due 07/15/19		325,000	333,938
American Airlines Group, Inc. 4.625%, due 03/01/20[3,4]		2,250,000	2,272,500
US Airways Pass-Through Trust 2012-1, Class B 8.000%, due 10/01/19		453,162	503,010
Virgin Australia Holdings Ltd. 7.875%, due 10/15/21[3]		250,000	250,625
7.875%, due 10/15/21[2]		500,000	501,250
			4,114,448
Auto & truck—1.14%
BCD Acquisition, Inc. 9.625%, due 09/15/23[3]		175,000	187,250
Faurecia 3.625%, due 06/15/23[2]	EUR	650,000	731,236
Fiat Chrysler Automobiles NV 3.750%, due 03/29/24[2]	EUR	600,000	671,179
IHO Verwaltungs GmbH 3.250%, due 09/15/23[2,5]	EUR	826,000	914,404
3.250%, due 09/15/23[3,5]	EUR	175,000	193,730
4.125%, due 09/15/21[3,4,5]		200,000	201,290
4.500%, due 09/15/23[3,5]		200,000	198,000
Navistar International Corp. 8.250%, due 11/01/21		1,300,000	1,313,000
Samvardhana Motherson Automotive Systems Group BV 4.875%, due 12/16/21[2]		500,000	509,375
			4,919,464
Automotive parts—0.59%
Cooper-Standard Automotive, Inc. 5.625%, due 11/15/26[3]		275,000	276,546
MPG Holdco I, Inc. 7.375%, due 10/15/22		1,305,000	1,406,137
The Goodyear Tire & Rubber Co. 5.000%, due 05/31/26		875,000	881,563
			2,564,246
Banking-non-US—3.76%
Australia & New Zealand Banking Group Ltd. 6.750%, due 06/15/26[2,6,7]		750,000	795,776
Banco Bilbao Vizcaya Argentaria SA 6.750%, due 02/18/20[2,6,7]	EUR	1,000,000	1,028,224
Banco do Brasil SA 3.875%, due 10/10/22		300,000	285,510
5.875%, due 01/26/22[3,4]		450,000	460,800
	Face Amount[1]		Value
Corporate bonds—(continued)
Banking-non-US—(concluded)
Banco Nacional de Costa Rica 5.875%, due 04/25/21[3]		300,000	$313,200
6.250%, due 11/01/23[2]		450,000	457,312
Bankia SA 4.000%, due 05/22/24[2,6]	EUR	800,000	879,879
Barclays Bank PLC 14.000%, due 06/15/19[2,6,7]	GBP	575,000	887,877
Credit Suisse AG 5.750%, due 09/18/25[2,6]	EUR	1,125,000	1,350,502
Credit Suisse Group AG 6.250%, due 12/18/24[3,6,7]		200,000	197,250
Export Credit Bank of Turkey 5.375%, due 10/24/23[3]		200,000	189,904
5.375%, due 10/24/23[2]		200,000	189,904
HBOS Capital Funding LP 6.461%, due 11/30/18[2,6,7]	GBP	600,000	793,483
Royal Bank of Scotland Group PLC 3.625%, due 03/25/24[2,6]	EUR	400,000	437,452
7.092%, due 09/29/17[2,6,7]	EUR	1,050,000	1,059,119
7.500%, due 08/10/20[4,6,7]		400,000	388,000
8.000%, due 08/10/25[6,7]		200,000	196,250
8.625%, due 08/15/21[6,7]		200,000	206,500
Royal Capital BV 5.500%, due 05/05/21[2,6,7]		500,000	517,035
Sberbank of Russia Via SB Capital SA 5.125%, due 10/29/22[2]		1,500,000	1,528,125
5.250%, due 05/23/23[2]		300,000	303,750
Societe Generale SA 8.875%, due 06/16/18[6,7]	GBP	200,000	268,173
Standard Chartered PLC 7.750%, due 04/02/23[3,4,6,7]		200,000	199,500
Turkiye Vakiflar Bankasi TAO 6.000%, due 11/01/22[2]		700,000	656,530
Ukreximbank Via Biz Finance PLC 9.625%, due 04/27/22[2]		500,000	492,270
UniCredit SpA 6.950%, due 10/31/22[2]	EUR	1,375,000	1,697,783
Yapi ve Kredi Bankasi AS 5.500%, due 12/06/22[2]		500,000	464,800
			16,244,908
Banking-US—1.11%
CIT Group, Inc. 5.250%, due 03/15/18		250,000	258,375
6.625%, due 04/01/18[3]		325,000	341,412
JPMorgan Chase & Co. 6.125%, due 04/30/24[6,7]		900,000	927,945
6.750%, due 02/01/24[6,7]		1,200,000	1,313,292
The Goldman Sachs Group, Inc. 5.375%, due 05/10/20[6,7]		375,000	382,500
Washington Mutual Bank 1.000%, due 05/01/09[8]		500,000	108,125
Wells Fargo & Co. 5.900%, due 06/15/24[6,7]		1,430,000	1,470,326
			4,801,975

PACE High Yield Investments

Portfolio of investments—January 31, 2017 (unaudited)

	Face Amount[1]		Value
Corporate bonds—(continued)
Building & construction—2.14%
Aeropuertos Argentina 2000 SA 6.875%, due 02/01/27[3]		775,000	$777,356
Aeropuertos Dominicanos Siglo XXI SA 6.750%, due 03/30/29[3]		500,000	511,875
Beazer Homes USA, Inc. 5.750%, due 06/15/19		950,000	988,000
Century Communities, Inc. 6.875%, due 05/15/22[3]		325,000	335,563
Delhi International Airport Pvt Ltd. 6.125%, due 10/31/26[3]		500,000	519,222
Engility Corp. 8.875%, due 09/01/24[3]		125,000	133,750
K. Hovnanian Enterprises, Inc. 7.250%, due 10/15/20[3]		1,240,000	1,199,452
Lennar Corp. 4.125%, due 01/15/22		525,000	529,436
4.875%, due 12/15/23		200,000	203,500
Mattamy Group Corp. 6.500%, due 11/15/20[3]		375,000	383,437
Meritage Homes Corp. 6.000%, due 06/01/25		1,165,000	1,194,125
Shea Homes LP/Shea Homes Funding Corp. 6.125%, due 04/01/25[3]		2,225,000	2,238,906
William Lyon Homes, Inc. 5.875%, due 01/31/25[3]		225,000	223,594
			9,238,216
Building products—1.05%
Airxcel, Inc. 8.500%, due 02/15/22[3]		250,000	255,000
BMC East LLC 5.500%, due 10/01/24[3]		225,000	229,995
Builders FirstSource, Inc. 5.625%, due 09/01/24[3]		200,000	205,500
10.750%, due 08/15/23[3]		825,000	955,969
Cemex SAB de CV 7.750%, due 04/16/26[3,4]		400,000	445,680
CPG Merger Sub LLC 8.000%, due 10/01/21[3]		125,000	130,625
Gibraltar Industries, Inc. 6.250%, due 02/01/21		125,000	129,141
Griffon Corp. 5.250%, due 03/01/22		100,000	101,000
Standard Industries, Inc. 5.125%, due 02/15/21[3]		225,000	235,125
5.375%, due 11/15/24[3]		175,000	180,469
5.500%, due 02/15/23[3]		175,000	181,562
Summit Materials LLC/Summit Materials Finance Corp. 8.500%, due 04/15/22		75,000	83,812
US Concrete, Inc. 6.375%, due 06/01/24[3]		175,000	184,625
6.375%, due 06/01/24		275,000	290,125
Wienerberger AG 6.500%, due 02/09/21[6,7]	EUR	800,000	912,825
			4,521,453
	Face Amount[1]		Value
Corporate bonds—(continued)
Building products-cement—0.91%
HeidelbergCement Finance BV 7.500%, due 04/03/20[2]	EUR	395,000	$521,621
Indo Energy Finance II BV 6.375%, due 01/24/23[2]		400,000	304,890
New Enterprise Stone & Lime Co., Inc. 11.000%, due 09/01/18		1,000,000	1,000,000
Odebrecht Finance Ltd. 4.375%, due 04/25/25[2]		300,000	127,500
Union Andina de Cementos SAA 5.875%, due 10/30/21[2]		750,000	771,562
Weekley Homes LLC/Weekley Finance Corp. 6.000%, due 02/01/23		175,000	166,250
West China Cement Ltd. 6.500%, due 09/11/19[2]		1,000,000	1,038,750
			3,930,573
Cable—3.82%
Cable Communications Systems N.V. 5.000%, due 10/15/23[3]	EUR	100,000	114,740
Cablevision SA 6.500%, due 06/15/21[3]		900,000	927,000
Cablevision Systems Corp. 5.875%, due 09/15/22[4]		375,000	376,875
7.750%, due 04/15/18		300,000	315,750
8.625%, due 09/15/17		625,000	648,050
CCO Holdings LLC/CCO Holdings Capital Corp. 5.125%, due 05/01/27[3,9]		375,000	381,563
5.500%, due 05/01/26[3]		450,000	471,375
5.750%, due 09/01/23		675,000	707,062
5.750%, due 02/15/26[3]		1,125,000	1,192,149
Cequel Communications Holdings I LLC/ Cequel Capital Corp. 5.125%, due 12/15/21[3]		50,000	50,688
6.375%, due 09/15/20[3]		1,500,000	1,541,250
7.750%, due 07/15/25[3,4]		200,000	221,250
Dish DBS Corp. 5.875%, due 07/15/22		730,000	758,835
6.750%, due 06/01/21		860,000	924,500
Midcontinent Communications & Midcontinent Finance Corp. 6.875%, due 08/15/23[3]		425,000	456,344
SFR Group SA 5.625%, due 05/15/24[2]	EUR	725,000	826,089
6.000%, due 05/15/22[3]		2,100,000	2,160,375
7.375%, due 05/01/26[3]		1,400,000	1,436,750
Unitymedia GmbH 6.125%, due 01/15/25[3]		400,000	413,500
Unitymedia Hessen GmbH & Co. KG/ Unitymedia NRW GmbH 4.000%, due 01/15/25[2]	EUR	600,000	671,969
4.625%, due 02/15/26[2]	EUR	600,000	687,080
5.500%, due 01/15/23[3]		400,000	416,000
5.625%, due 04/15/23[2]	EUR	680,000	787,279
			16,486,473

PACE High Yield Investments

Portfolio of investments—January 31, 2017 (unaudited)

	Face Amount[1]		Value
Corporate bonds—(continued)
Car rental—0.74%
Ahern Rentals, Inc. 7.375%, due 05/15/23[3]		700,000	$654,063
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. 5.125%, due 06/01/22[3,4]		1,600,000	1,556,000
Flexi-Van Leasing, Inc. 7.875%, due 08/15/18[3]		100,000	88,000
Herc Rentals, Inc. 7.500%, due 06/01/22[3]		175,000	189,000
7.750%, due 06/01/24[3,4]		675,000	730,687
			3,217,750
Chemicals—2.40%
A Schulman, Inc. 6.875%, due 06/01/23[3,4]		250,000	263,750
Alpha 3 BV/Alpha US Bidco, Inc. 6.250%, due 02/01/25[3]		200,000	199,500
Blue Cube Spinco, Inc. 10.000%, due 10/15/25		325,000	393,250
Braskem Finance Ltd. 5.375%, due 05/02/22[2]		1,000,000	1,036,250
CF Industries, Inc. 5.375%, due 03/15/44		450,000	393,750
Consolidated Energy Finance SA 6.750%, due 10/15/19[3]		400,000	401,000
CVR Partners LP/CVR Nitrogen Finance Corp. 9.250%, due 06/15/23[3,4]		250,000	266,250
Hexion, Inc. 6.625%, due 04/15/20		125,000	116,563
8.875%, due 02/01/18		300,000	300,750
Hexion, Inc./Hexion Nova Scotia Finance ULC 9.000%, due 11/15/20		900,000	747,000
Huntsman International LLC 5.125%, due 04/15/21	EUR	1,150,000	1,353,153
INEOS Group Holdings SA 5.875%, due 02/15/19[3,4]		200,000	203,250
Kissner Holdings LP/Kissner Milling Co. Ltd./ BSC Holding, Inc./Kissner USA 8.375%, due 12/01/22[3]		450,000	466,875
Perstorp Holding AB 7.625%, due 06/30/21[3]	EUR	825,000	919,086
Platform Specialty Products Corp. 10.375%, due 05/01/21[3]		350,000	389,375
PSPC Escrow Corp. 6.000%, due 02/01/23[2]	EUR	825,000	917,536
The Chemours Co. 6.125%, due 05/15/23	EUR	475,000	512,828
TPC Group, Inc. 8.750%, due 12/15/20[3]		750,000	675,000
Valvoline, Inc. 5.500%, due 07/15/24[3]		200,000	210,000
Versum Materials, Inc. 5.500%, due 09/30/24[3]		125,000	130,000
Yingde Gases Investment Ltd. 8.125%, due 04/22/18[2]		500,000	483,750
			10,378,916
	Face Amount[1]		Value
Corporate bonds—(continued)
Coal—0.77%
Cloud Peak Energy Resources LLC/ Cloud Peak Energy Finance Corp. 6.375%, due 03/15/24		400,000	$303,500
8.500%, due 12/15/19		625,000	589,062
12.000%, due 11/01/21		125,000	132,813
CONSOL Energy, Inc. 5.875%, due 04/15/22		145,000	140,287
Murray Energy Corp. 11.250%, due 04/15/21[3]		1,825,000	1,325,406
Peabody Energy Corp. 6.250%, due 11/15/21[8]		75,000	30,563
10.000%, due 03/15/22[3,8]		1,025,000	697,000
SunCoke Energy Partners LP/SunCoke Energy Partners Finance Corp. 7.375%, due 02/01/20[3]		100,000	99,750
			3,318,381
Commercial services—2.13%
AA Bond Co. Ltd. 5.500%, due 07/31/22[2]	GBP	425,000	546,679
Acosta, Inc. 7.750%, due 10/01/22[3,4]		800,000	702,000
Aircastle Ltd. 5.000%, due 04/01/23		50,000	50,754
5.125%, due 03/15/21		500,000	525,625
Ashtead Capital, Inc. 5.625%, due 10/01/24[3]		400,000	420,000
CEB, Inc. 5.625%, due 06/15/23[3]		450,000	477,000
Garda World Security Corp. 7.250%, due 11/15/21[3]		25,000	23,938
Harland Clarke Holdings Corp. 6.875%, due 03/01/20[3]		250,000	248,125
9.250%, due 03/01/21[3]		1,025,000	940,437
Iron Mountain Europe PLC 6.125%, due 09/15/22[2]	GBP	942,000	1,262,774
Iron Mountain, Inc. 5.750%, due 08/15/24		1,465,000	1,486,975
Live Nation Entertainment, Inc. 5.375%, due 06/15/22[3]		425,000	443,594
Manutencoop Facility Management SpA 8.500%, due 08/01/20[2]	EUR	1,150,000	1,287,978
MDC Partners, Inc. 6.500%, due 05/01/24[3,4]		100,000	87,000
Ritchie Bros Auctioneers, Inc. 5.375%, due 01/15/25[3]		175,000	178,281
The Nielsen Co. Luxembourg Sarl 5.000%, due 02/01/25[3]		100,000	99,375
Waste Italia SpA 10.500%, due 11/15/19[2,8]	EUR	1,425,000	399,955
			9,180,490
Communications equipment—0.05%
NXP BV/NXP Funding LLC 3.875%, due 09/01/22[3]		200,000	203,250

PACE High Yield Investments

Portfolio of investments—January 31, 2017 (unaudited)

	Face Amount[1]		Value
Corporate bonds—(continued)
Computer software & services—2.64%
BMC Software Finance, Inc. 8.125%, due 07/15/21[3]		500,000	$482,500
Camelot Finance SA 7.875%, due 10/15/24[3]		650,000	687,375
Change Healthcare Holdings, Inc. 6.000%, due 02/15/21[3]		375,000	396,563
Diamond 1 Finance Corp./Diamond 2 Finance Corp. 5.450%, due 06/15/23[3]		75,000	80,547
5.875%, due 06/15/21[3]		725,000	764,743
7.125%, due 06/15/24[3]		300,000	328,457
Diebold Nixdorf, Inc. 8.500%, due 04/15/24		100,000	109,250
Donnelley Financial Solutions, Inc. 8.250%, due 10/15/24[3]		450,000	465,750
EMC Corp. 1.875%, due 06/01/18		400,000	397,948
2.650%, due 06/01/20		850,000	824,183
Infor Software Parent LLC/Infor Software Parent, Inc. 7.125%, due 05/01/21[3,5]		700,000	719,250
Infor US, Inc. 5.750%, due 05/15/22	EUR	575,000	625,119
6.500%, due 05/15/22		900,000	923,625
Informatica LLC 7.125%, due 07/15/23[3]		100,000	96,500
NCR Corp. 6.375%, due 12/15/23		780,000	828,750
Open Text Corp. 5.875%, due 06/01/26[3]		400,000	419,000
Quintiles IMS, Inc. 3.500%, due 10/15/24[3]	EUR	450,000	506,354
Rackspace Hosting, Inc. 8.625%, due 11/15/24[3]		675,000	700,312
RP Crown Parent LLC 7.375%, due 10/15/24[3]		450,000	472,500
Solera LLC/Solera Finance, Inc. 10.500%, due 03/01/24[3]		275,000	312,125
Southern Graphics, Inc. 8.375%, due 10/15/20[3]		200,000	205,000
SS&C Technologies Holdings, Inc. 5.875%, due 07/15/23		150,000	156,000
Veritas US, Inc./Veritas Bermuda Ltd. 7.500%, due 02/01/23[3]	EUR	325,000	329,928
Western Digital Corp. 7.375%, due 04/01/23[3]		500,000	550,625
			11,382,404
Consumer products—1.38%
Albea Beauty Holdings SA 8.375%, due 11/01/19[3]		1,800,000	1,869,750
Central Garden & Pet Co. 6.125%, due 11/15/23		275,000	294,250
Prestige Brands, Inc. 5.375%, due 12/15/21[3]		200,000	206,000
6.375%, due 03/01/24[3]		225,000	234,563
	Face Amount[1]		Value
Corporate bonds—(continued)
Consumer products—(concluded)
Revlon Consumer Products Corp.
6.250%, due 08/01/24[4]		450,000	$465,750
Spectrum Brands, Inc. 4.000%, due 10/01/26[3]	EUR	550,000	612,355
Tempur Sealy International, Inc. 5.500%, due 06/15/26[4]		150,000	147,750
5.625%, due 10/15/23[4]		200,000	201,500
The Nature's Bounty Co. 7.625%, due 05/15/21[3]		300,000	314,250
TRI Pointe Holdings, Inc. 5.875%, due 06/15/24		1,575,000	1,630,125
			5,976,293
Consumer services—0.03%
Conduent Finance, Inc./Xerox Business Services LLC 10.500%, due 12/15/24[3]		100,000	112,625
Containers & packaging—3.03%
ARD Finance SA 6.625%, due 09/15/23[3,5]	EUR	1,500,000	1,635,604
7.125%, due 09/15/23[3,5]		600,000	609,000
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. 4.250%, due 01/15/22[2]	EUR	625,000	694,928
6.000%, due 02/15/25[3]		400,000	402,500
6.750%, due 01/31/21[3]		3,050,000	3,152,937
Ball Corp. 4.375%, due 12/15/20		350,000	367,719
Berry Plastics Corp. 6.000%, due 10/15/22		300,000	317,625
CeramTec Group GmbH 8.250%, due 08/15/21[2]	EUR	450,000	518,200
Flex Acquisition Co., Inc. 6.875%, due 01/15/25[3]		150,000	152,494
Grupo KUO SAB De CV 6.250%, due 12/04/22[2]		600,000	590,100
Horizon Holdings III SASU 5.125%, due 08/01/22[2]	EUR	900,000	1,031,057
Kloeckner Pentaplast of America, Inc. 7.125%, due 11/01/20[2]	EUR	500,000	563,904
Multi-Color Corp. 6.125%, due 12/01/22[3]		100,000	105,750
Owens-Brockway Glass Container, Inc. 5.375%, due 01/15/25[3]		225,000	226,125
6.375%, due 08/15/25[3]		575,000	611,656
ProGroup AG 5.125%, due 05/01/22	EUR	100,000	114,889
5.125%, due 05/01/22[2]	EUR	350,000	402,111
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu 5.125%, due 07/15/23[3]		450,000	461,250
7.000%, due 07/15/24[3]		325,000	346,288
Sealed Air Corp. 5.250%, due 04/01/23[3]		425,000	444,125
SIG Combibloc Holdings SCA 7.750%, due 02/15/23[2]	EUR	300,000	347,734
			13,095,996

PACE High Yield Investments

Portfolio of investments—January 31, 2017 (unaudited)

	Face Amount[1]		Value
Corporate bonds—(continued)
Diversified financial services—4.68%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust 4.625%, due 10/30/20		600,000	$631,110
Alliance Data Systems Corp. 5.250%, due 11/15/23[2]	EUR	785,000	870,008
5.375%, due 08/01/22[3]		500,000	488,750
5.875%, due 11/01/21[3]		450,000	464,625
6.375%, due 04/01/20[3]		200,000	202,750
Ally Financial, Inc. 3.250%, due 11/05/18		1,050,000	1,057,875
8.000%, due 12/31/18		475,000	518,937
8.000%, due 11/01/31		600,000	712,500
8.000%, due 11/01/31		285,000	338,438
Amigo Luxembourg SA 7.625%, due 01/15/24[3]	GBP	300,000	386,409
Bank of America Corp. 6.250%, due 09/05/24[6,7]		1,450,000	1,513,800
6.300%, due 03/10/26[6,7]		175,000	187,250
8.000%, due 01/30/18[6,7]		345,000	356,213
Barclays PLC 8.000%, due 12/15/20[6,7]	EUR	900,000	1,048,088
8.250%, due 12/15/18[4,6,7]		1,300,000	1,356,688
Citigroup, Inc. 5.900%, due 02/15/23[4,6,7]		925,000	956,912
5.950%, due 08/15/20[6,7]		175,000	181,567
5.950%, due 01/30/23[4,6,7]		175,000	180,644
6.250%, due 08/15/26[6,7]		150,000	158,438
CNG Holdings, Inc. 9.375%, due 05/15/20[3]		225,000	189,281
FBM Finance, Inc. 8.250%, due 08/15/21[3]		700,000	747,250
First Data Corp. 6.750%, due 11/01/20[3]		7,000	7,236
7.000%, due 12/01/23[3]		650,000	689,000
Fly Leasing Ltd. 6.750%, due 12/15/20		200,000	209,250
Garfunkelux Holdco 3 SA 8.500%, due 11/01/22[2]	GBP	625,000	807,478
Hexion 2 US Finance Corp. 10.375%, due 02/01/22[3,9]		625,000	637,500
13.750%, due 02/01/22[3,9]		300,000	302,250
Intelsat Connect Finance SA 12.500%, due 04/01/22[3,4]		61,000	38,583
Jefferies Finance LLC/JFIN Co-Issuer Corp. 7.375%, due 04/01/20[3]		400,000	404,000
KCG Holdings, Inc. 6.875%, due 03/15/20[3]		250,000	249,375
Ladder Capital Finance Holdings LLLP/ Ladder Capital Finance Corp. 7.375%, due 10/01/17		300,000	301,125
Lehman Brothers Holdings, Inc. 5.375%, due 10/17/12[8]	EUR	4,000,000	318,452
National Financial Partners Corp. 9.000%, due 07/15/21[3]		900,000	943,875
	Face Amount[1]		Value
Corporate bonds—(continued)
Diversified financial services—(concluded)
Nationstar Mortgage LLC/Nationstar Capital Corp. 6.500%, due 06/01/22		275,000	$274,656
9.625%, due 05/01/19		375,000	390,469
Nemean Bondco PLC 6.872%, due 02/01/23[3,6]	GBP	1,175,000	1,430,109
7.375%, due 02/01/24[3]	GBP	100,000	122,731
Worldpay Finance PLC 3.750%, due 11/15/22[2]	EUR	475,000	544,554
			20,218,176
Electric utilities—0.71%
Dynegy, Inc. 6.750%, due 11/01/19		400,000	410,500
7.375%, due 11/01/22		1,175,000	1,160,313
7.625%, due 11/01/24[4]		250,000	238,125
Listrindo Capital BV 4.950%, due 09/14/26[3]		300,000	293,550
NRG Energy, Inc. 6.625%, due 01/15/27[3]		400,000	397,500
7.250%, due 05/15/26[3,4]		125,000	130,781
7.875%, due 05/15/21		200,000	207,500
NRG Yield Operating LLC 5.000%, due 09/15/26[3]		225,000	219,375
			3,057,644
Electric-generation—1.42%
AmeriGas Partners LP/AmeriGas Finance Corp. 5.500%, due 05/20/25		300,000	307,500
5.625%, due 05/20/24		75,000	77,813
Calpine Corp. 5.375%, due 01/15/23[4]		600,000	591,000
5.500%, due 02/01/24[4]		975,000	950,625
5.750%, due 01/15/25[4]		275,000	269,500
7.875%, due 01/15/23[3]		59,000	61,508
ContourGlobal Power Holdings SA 5.125%, due 06/15/21[2]	EUR	100,000	113,833
5.125%, due 06/15/21[3]	EUR	1,100,000	1,252,166
GenOn Energy, Inc. 7.875%, due 06/15/17[4]		325,000	251,875
Greenko Investment Co. 4.875%, due 08/16/23[2]		300,000	287,373
Senvion Holding GmbH 6.625%, due 11/15/20[2]	EUR	1,150,000	1,292,075
SK E&S Co. Ltd. 4.875%, due 11/26/19[2,6,7]		200,000	195,800
TerraForm Power Operating LLC 9.750%, due 08/15/22[3]		425,000	468,562
			6,119,630
Electric-integrated—0.52%
AES Corp. 6.000%, due 05/15/26		25,000	25,875
Eskom Holdings SOC Ltd. 5.750%, due 01/26/21[2]		500,000	498,145
6.750%, due 08/06/23[2]		500,000	504,250

PACE High Yield Investments

Portfolio of investments—January 31, 2017 (unaudited)

	Face Amount[1]		Value
Corporate bonds—(continued)
Electric-integrated—(concluded)
Hrvatska Elektroprivreda 5.875%, due 10/23/22[3]		800,000	$840,381
Pampa Energia SA 7.500%, due 01/24/27[3]		400,000	395,400
			2,264,051
Electronics—0.95%
Advanced Micro Devices, Inc. 7.000%, due 07/01/24		453,000	468,855
7.500%, due 08/15/22		270,000	296,663
Allegion PLC 5.875%, due 09/15/23		275,000	292,875
Micron Technology, Inc. 5.250%, due 01/15/24[3]		2,225,000	2,233,900
Microsemi Corp. 9.125%, due 04/15/23[3]		125,000	145,000
Qorvo, Inc. 6.750%, due 12/01/23		100,000	108,995
7.000%, due 12/01/25		500,000	552,500
			4,098,788
Energy—0.28%
Ence Energia y Celulosa SA 5.375%, due 11/01/22[2]	EUR	750,000	864,274
Greenko Dutch BV 8.000%, due 08/01/19[2]		200,000	212,250
Pattern Energy Group, Inc. 5.875%, due 02/01/24[3]		125,000	127,500
			1,204,024
Energy-exploration & production—0.55%
Alta Mesa Holdings LP/Alta Mesa Finance Services Corp. 7.875%, due 12/15/24[3]		925,000	994,375
Antero Resources Corp. 5.125%, due 12/01/22		150,000	151,125
5.375%, due 11/01/21		300,000	307,500
Chaparral Energy, Inc. 8.250%, due 09/01/21[8]		550,000	550,000
Continental Resources, Inc. 5.000%, due 09/15/22[4]		350,000	357,875
Midstates Petroleum Co., Inc./Midstates Petroleum Co. LLC 10.750%, due 10/01/20[8]		850,000	—
			2,360,875
Finance-captive automotive—2.21%
Ausdrill Finance Pty Ltd. 6.875%, due 11/01/19[3]		880,000	886,600
Cabot Financial Luxembourg II SA 5.875%, due 11/15/21[2,6]	EUR	550,000	605,647
Cabot Financial Luxembourg SA 6.500%, due 04/01/21[2]	GBP	220,000	281,714
Communications Sales & Leasing, Inc./ CSL Capital LLC 6.000%, due 04/15/23[3]		100,000	105,000
	Face Amount[1]		Value
Corporate bonds—(continued)
Finance-captive automotive—(concluded)
Credit Agricole SA 6.500%, due 06/23/21[2,6,7]	EUR	525,000	$595,074
HRG Group, Inc. 7.750%, due 01/15/22		395,000	414,256
HT1 Funding GmbH 6.352%, due 06/30/17[6,7]	EUR	800,000	775,081
Icahn Enterprises LP/Icahn Enterprises Finance Corp. 6.000%, due 08/01/20		2,380,000	2,438,310
6.250%, due 02/01/22[3]		250,000	251,875
6.750%, due 02/01/24[3]		325,000	324,187
Lock AS 7.000%, due 08/15/21[2]	EUR	550,000	630,833
Midas Intermediate Holdco II LLC/Midas Intermediate Holdco II Finance, Inc. 7.875%, due 10/01/22[3]		300,000	308,250
NWH Escrow Corp. 7.500%, due 08/01/21[3]		250,000	220,000
Park Aerospace Holdings Ltd. 5.250%, due 08/15/22[3]		150,000	153,750
Prime Security Services Borrower LLC/ Prime Finance, Inc. 9.250%, due 05/15/23[3]		475,000	514,781
Radian Group, Inc. 7.000%, due 03/15/21		275,000	304,563
Starwood Property Trust, Inc. 5.000%, due 12/15/21[3]		500,000	508,125
Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc. 6.750%, due 05/01/22[3]		200,000	211,250
			9,529,296
Finance-other—1.29%
Navient Corp. 6.625%, due 07/26/21		75,000	76,313
7.250%, due 09/25/23		125,000	126,562
8.000%, due 03/25/20		2,000,000	2,147,500
8.450%, due 06/15/18		600,000	638,760
Springleaf Finance Corp. 5.250%, due 12/15/19		545,000	547,725
6.000%, due 06/01/20		2,050,000	2,050,000
			5,586,860
Financial services—1.36%
Banco de Bogota SA 5.375%, due 02/19/23[3]		1,000,000	1,030,000
Cemex Finance LLC 6.000%, due 04/01/24[2]		750,000	771,337
6.000%, due 04/01/24[3,4]		400,000	410,120
Intesa Sanpaolo SpA 8.047%, due 06/20/18[6,7]	EUR	950,000	1,092,717
Milacron LLC/Mcron Finance Corp. 7.750%, due 02/15/21[3]		865,000	900,690
Monitchem HoldCo 2 SA 6.875%, due 06/15/22[2]	EUR	450,000	467,073

PACE High Yield Investments

Portfolio of investments—January 31, 2017 (unaudited)

	Face Amount[1]		Value
Corporate bonds—(continued)
Financial services—(concluded)
VTB Bank OJSC Via VTB Capital SA 6.950%, due 10/17/22[2]		500,000	$541,250
Wittur International Holding GmbH 8.500%, due 02/15/23[2]	EUR	650,000	682,554
			5,895,741
Food processors/beverage/bottling—0.07%
Vector Group Ltd. 6.125%, due 02/01/25[3]		300,000	308,250
Food products—1.34%
Central American Bottling Corp. 5.750%, due 01/31/27[3]		400,000	402,880
Cott Beverages, Inc. 6.750%, due 01/01/20		125,000	129,563
Cott Finance Corp. 5.500%, due 07/01/24[3]	EUR	650,000	741,853
JBS USA LLC/JBS USA Finance, Inc. 8.250%, due 02/01/20[3]		1,210,000	1,232,712
Marfrig Holdings Europe BV 8.000%, due 06/08/23[3]		300,000	316,200
8.000%, due 06/08/23[2]		600,000	632,400
Minerva Luxembourg SA 6.500%, due 09/20/26[3]		1,150,000	1,142,812
Moy Park Bondco PLC 6.250%, due 05/29/21[2]	GBP	685,000	894,044
TreeHouse Foods, Inc. 6.000%, due 02/15/24[3]		275,000	288,406
			5,780,870
Food-wholesale—1.38%
Agrokor D.D. 9.875%, due 05/01/19[2]	EUR	525,000	490,228
Albertsons Cos. LLC/Safeway, Inc./New Albertson's, Inc./Albertson's LLC 5.750%, due 03/15/25[3]		525,000	521,719
6.625%, due 06/15/24[3]		450,000	468,990
Aramark Services, Inc. 4.750%, due 06/01/26[3]		150,000	149,250
5.125%, due 01/15/24[3]		400,000	418,000
Casino Guichard Perrachon SA 4.048%, due 08/05/26[2]	EUR	300,000	344,809
4.870%, due 01/31/19[2,6,7]	EUR	500,000	531,654
Iceland Bondco PLC 6.250%, due 07/15/21[2]	GBP	300,000	389,665
6.750%, due 07/15/24[2]	GBP	100,000	127,601
Lamb Weston Holdings, Inc. 4.625%, due 11/01/24[3]		175,000	175,437
Marfrig Overseas Ltd. 9.500%, due 05/04/20[2]		200,000	206,250
Matalan Finance PLC 6.875%, due 06/01/19[2]	GBP	400,000	421,430
Pinnacle Foods Finance LLC/Pinnacle Foods Finance Corp. 5.875%, due 01/15/24		150,000	158,596
	Face Amount[1]		Value
Corporate bonds—(continued)
Food-wholesale—(concluded)
Post Holdings, Inc. 6.750%, due 12/01/21[3]		1,050,000	$1,113,000
7.750%, due 03/15/24[3]		400,000	442,752
			5,959,381
Gaming—3.30%
Boyd Gaming Corp. 6.375%, due 04/01/26[3]		1,225,000	1,313,812
6.875%, due 05/15/23		1,775,000	1,905,906
Churchill Downs, Inc. 5.375%, due 12/15/21		700,000	726,250
Cirsa Funding Luxembourg SA 5.875%, due 05/15/23[2]	EUR	725,000	812,691
Diamond Resorts International, Inc. 7.750%, due 09/01/23[3,4]		150,000	155,250
Grupo Posadas SAB de CV 7.875%, due 06/30/22[2]		300,000	301,125
Isle of Capri Casinos, Inc. 8.875%, due 06/15/20		1,295,000	1,351,656
Jacobs Entertainment, Inc. 7.875%, due 02/01/24[3,9]		250,000	257,187
Lions Gate Entertainment Corp. 5.875%, due 11/01/24[3]		175,000	178,063
MGM Resorts International 6.750%, due 10/01/20		263,000	291,272
7.750%, due 03/15/22		740,000	861,878
11.375%, due 03/01/18		350,000	383,250
Mohegan Tribal Gaming Authority 7.875%, due 10/15/24[3,4]		525,000	549,937
Penn National Gaming, Inc. 5.875%, due 11/01/21		125,000	130,469
Safari Holding Verwaltungs GmbH 8.250%, due 02/15/21[2]	EUR	1,500,000	1,693,023
Schumann SpA 7.000%, due 07/31/23[2]	EUR	725,000	805,896
7.000%, due 07/31/23[3]	EUR	650,000	722,527
Scientific Games International, Inc. 10.000%, due 12/01/22		225,000	230,540
Snai SpA 6.000%, due 11/07/21[3,6]	EUR	275,000	306,510
Studio City Co. Ltd. 5.875%, due 11/30/19[3]		200,000	206,250
William Hill PLC 4.875%, due 09/07/23[2]	GBP	775,000	962,763
WMG Acquisition Corp. 5.000%, due 08/01/23[3]		125,000	125,313
			14,271,568
Health care equipment & supplies—0.05%
Crimson Merger Sub, Inc. 6.625%, due 05/15/22[3]		250,000	226,250
Health care providers & services—5.11%
Alere, Inc. 6.375%, due 07/01/23[3]		370,000	374,394
6.500%, due 06/15/20		375,000	374,212

PACE High Yield Investments

Portfolio of investments—January 31, 2017 (unaudited)

	Face Amount[1]		Value
Corporate bonds—(continued)
Health care providers & services—(continued)
Catalent Pharma Solutions, Inc. 4.750%, due 12/15/24[3]	EUR	200,000	$226,272
Centene Corp. 4.750%, due 05/15/22		50,000	50,750
4.750%, due 01/15/25		125,000	123,359
CHS/Community Health Systems, Inc. 6.875%, due 02/01/22		1,525,000	1,113,250
7.125%, due 07/15/20[4]		525,000	431,812
8.000%, due 11/15/19[4]		125,000	110,938
Concordia Healthcare Corp. 7.000%, due 04/15/23[3,4]		150,000	55,031
9.500%, due 10/21/22[3,4]		275,000	116,875
DJO Finco, Inc./DJO Finance LLC/DJO Finance Corp. 8.125%, due 06/15/21[3]		500,000	432,500
Endo Finance LLC 5.750%, due 01/15/22[3,4]		75,000	65,344
Endo Finance LLC/Endo Finco, Inc. 5.375%, due 01/15/23[3]		150,000	125,625
Endo Ltd./Endo Finance LLC/Endo Finco, Inc. 6.000%, due 07/15/23[3]		1,100,000	937,750
6.000%, due 02/01/25[3]		200,000	164,000
Envision Healthcare Corp. 5.625%, due 07/15/22		175,000	180,250
6.250%, due 12/01/24[3]		175,000	184,188
Grifols Worldwide Operations Ltd. 5.250%, due 04/01/22		400,000	415,096
HCA, Inc. 5.875%, due 05/01/23		150,000	160,125
5.875%, due 02/15/26		500,000	520,000
7.500%, due 02/15/22		3,150,000	3,587,062
8.000%, due 10/01/18		175,000	190,750
HealthSouth Corp. 5.750%, due 11/01/24		625,000	634,375
Hill-Rom Holdings, Inc. 5.750%, due 09/01/23[3]		150,000	155,625
HomeVi SAS 4.250%, due 11/15/21[3,6]	EUR	100,000	109,299
6.875%, due 08/15/21[2]	EUR	1,325,000	1,519,848
inVentiv Group Holdings, Inc./inVentiv Health, Inc./inVentiv Health Clinical, Inc. 7.500%, due 10/01/24[3]		425,000	445,187
Kindred Healthcare, Inc. 8.000%, due 01/15/20		820,000	807,700
LifePoint Health, Inc. 5.500%, due 12/01/21		125,000	128,125
Mallinckrodt International Finance SA/ Mallinckrodt CB LLC 5.625%, due 10/15/23[3,4]		275,000	243,719
5.750%, due 08/01/22[3,4]		750,000	695,625
MPH Acquisition Holdings LLC 7.125%, due 06/01/24[3]		300,000	318,375
Select Medical Corp. 6.375%, due 06/01/21[4]		50,000	49,500
Synlab Bondco PLC 3.500%, due 07/01/22[3,6]	EUR	500,000	549,192
	Face Amount[1]		Value
Corporate bonds—(continued)
Health care providers & services—(concluded)
Tenet Healthcare Corp. 5.500%, due 03/01/19		1,200,000	$1,193,244
7.500%, due 01/01/22[3]		125,000	134,063
Tennessee Merger Sub, Inc. 6.375%, due 02/01/25[3,9]		300,000	293,250
Universal Hospital Services, Inc. 7.625%, due 08/15/20		350,000	347,375
Valeant Pharmaceuticals International, Inc. 4.500%, due 05/15/23[2]	EUR	1,200,000	958,596
5.875%, due 05/15/23[3]		300,000	228,375
6.125%, due 04/15/25[3]		605,000	452,994
6.375%, due 10/15/20[3,4]		475,000	417,406
6.750%, due 08/15/18[3,4]		350,000	345,188
7.000%, due 10/01/20[3]		350,000	316,750
7.250%, due 07/15/22[3,4]		375,000	315,045
7.500%, due 07/15/21[3]		1,720,000	1,494,250
			22,092,689
Hotels, restaurants & leisure—1.47%
Carlson Travel, Inc. 9.500%, due 12/15/24[3]		200,000	211,000
Eldorado Resorts, Inc. 7.000%, due 08/01/23		375,000	399,375
FelCor Lodging LP 6.000%, due 06/01/25		1,575,000	1,657,687
Golden Nugget Escrow, Inc. 8.500%, due 12/01/21[3]		325,000	348,562
KFC Holding Co./Pizza Hut Holdings LLC/ Taco Bell of America LLC 5.000%, due 06/01/24[3]		250,000	253,852
LTF Merger Sub, Inc. 8.500%, due 06/15/23[3,4]		1,267,000	1,330,350
NPC International, Inc./NPC Operating Co. A&B, Inc. 10.500%, due 01/15/20		150,000	154,500
Silversea Cruise Finance Ltd. 7.250%, due 02/01/25[3,4]		225,000	231,235
Thomas Cook Group PLC 6.250%, due 06/15/22[3]	EUR	900,000	1,004,194
Viking Cruises Ltd. 8.500%, due 10/15/22[3]		150,000	157,688
Wynn Macau Ltd. 5.250%, due 10/15/21[3,4]		500,000	510,315
Yum! Brands, Inc. 6.250%, due 03/15/18		75,000	78,188
			6,336,946
Insurance—0.67%
FWD Ltd. 6.250%, due 01/24/22[2,6,7]		500,000	514,270
Hub Holdings LLC/Hub Holdings Finance, Inc. 8.125%, due 07/15/19[3,5]		600,000	603,000
HUB International Ltd. 7.875%, due 10/01/21[3]		400,000	419,000
Mapfre SA 5.921%, due 07/24/37[6]	EUR	550,000	605,596

PACE High Yield Investments

Portfolio of investments—January 31, 2017 (unaudited)

	Face Amount[1]		Value
Corporate bonds—(continued)
Insurance—(concluded)
MGIC Investment Corp. 5.750%, due 08/15/23		275,000	$287,375
USI, Inc. 7.750%, due 01/15/21[3]		475,000	485,094
			2,914,335
Lodging—0.32%
Jack Ohio Finance LLC/Jack Ohio Finance 1 Corp. 10.250%, due 11/15/22[3]		200,000	213,750
NCL Corp. Ltd. 4.625%, due 11/15/20[3]		225,000	230,062
NH Hotel Group SA 3.750%, due 10/01/23[2]	EUR	850,000	954,278
			1,398,090
Machinery—0.38%
Cortes NP Acquisition Corp. 9.250%, due 10/15/24[3]		250,000	264,218
Manitowoc Foodservice, Inc. 9.500%, due 02/15/24		275,000	316,250
NEW Areva Holding SA 4.875%, due 09/23/24	EUR	950,000	1,055,716
			1,636,184
Machinery-construction & mining—0.10%
BlueLine Rental Finance Corp. 7.000%, due 02/01/19[3]		375,000	370,312
Terex Corp. 5.625%, due 02/01/25[3]		75,000	76,598
			446,910
Manufacturing-diversified—0.73%
Bombardier, Inc. 6.000%, due 10/15/22[3]		300,000	293,250
6.125%, due 05/15/21[2]	EUR	550,000	626,380
6.125%, due 01/15/23[3]		275,000	268,812
7.500%, due 03/15/25[3]		275,000	275,687
8.750%, due 12/01/21[3]		75,000	81,094
Cloud Crane LLC 10.125%, due 08/01/24[3]		300,000	330,000
Koppers, Inc. 6.000%, due 02/15/25[3]		75,000	77,625
RSI Home Products, Inc. 6.500%, due 03/15/23[3]		575,000	599,437
SPX FLOW, Inc. 5.625%, due 08/15/24[3]		175,000	178,500
5.875%, due 08/15/26[3]		175,000	179,375
The Scotts Miracle-Gro Co. 6.000%, due 10/15/23[3]		225,000	237,938
			3,148,098
Media—3.12%
Carmike Cinemas, Inc. 6.000%, due 06/15/23[3]		300,000	318,000
	Face Amount[1]		Value
Corporate bonds—(continued)
Media—(concluded)
Cinemark USA, Inc. 5.125%, due 12/15/22		275,000	$282,562
Clear Channel Worldwide Holdings, Inc. 6.500%, due 11/15/22		278,000	290,232
7.625%, due 03/15/20		1,423,000	1,426,557
7.625%, due 03/15/20		127,000	123,508
Gray Television, Inc. 5.125%, due 10/15/24[3]		125,000	122,813
5.875%, due 07/15/26[3]		400,000	397,500
iHeartCommunications, Inc. 9.000%, due 12/15/19		550,000	460,281
10.000%, due 01/15/18		150,000	117,375
14.000%, due 02/01/21[5]		403,250	151,219
International Game Technology PLC 4.750%, due 02/15/23[2]	EUR	525,000	619,869
Mediacom Broadband LLC/Mediacom Broadband Corp. 6.375%, due 04/01/23		525,000	549,937
National CineMedia LLC 5.750%, due 08/15/26		75,000	76,313
Nexstar Escrow Corp. 5.625%, due 08/01/24[3,4]		550,000	549,312
Ottawa Holdings Pte Ltd. 5.875%, due 05/16/18[2]		700,000	520,660
Quebecor Media, Inc. 5.750%, due 01/15/23		450,000	471,375
RCN Telecom Services LLC/RCN Capital Corp. 8.500%, due 08/15/20[3]		665,000	707,394
Regal Entertainment Group 5.750%, due 06/15/23		700,000	724,500
Sinclair Television Group, Inc. 5.125%, due 02/15/27[3]		325,000	306,109
5.875%, due 03/15/26[3]		225,000	225,562
6.125%, due 10/01/22		142,000	148,479
Sirius XM Radio, Inc. 5.375%, due 07/15/26[3]		525,000	533,531
6.000%, due 07/15/24[3]		125,000	133,048
TEGNA, Inc. 6.375%, due 10/15/23		125,000	132,188
Townsquare Media, Inc. 6.500%, due 04/01/23[3]		125,000	119,344
Univision Communications, Inc. 6.750%, due 09/15/22[3]		700,000	734,125
Vougeot Bidco PLC 7.875%, due 07/15/20[2]	GBP	500,000	653,531
VTR Finance BV 6.875%, due 01/15/24[2]		1,200,000	1,260,000
Wave Holdco LLC/Wave Holdco Corp. 8.250%, due 07/15/19[3,5]		362,375	367,811
Ziggo Bond Finance BV 6.000%, due 01/15/27[3]		950,000	942,875
			13,466,010
Metals—0.97%
Aleris International, Inc. 7.875%, due 11/01/20		641,000	654,541

PACE High Yield Investments

Portfolio of investments—January 31, 2017 (unaudited)

	Face Amount[1]		Value
Corporate bonds—(continued)
Metals—(concluded)
Cia Brasileira de Aluminio 4.750%, due 06/17/24[2]		1,100,000	$1,031,250
Coeur Mining, Inc. 7.875%, due 02/01/21		109,000	112,270
Constellium NV 5.750%, due 05/15/24[3]		250,000	241,250
7.000%, due 01/15/23[2]	EUR	500,000	557,897
First Quantum Minerals Ltd. 6.750%, due 02/15/20[3]		400,000	410,252
7.250%, due 10/15/19[3]		600,000	619,500
Vedanta Resources PLC 6.375%, due 07/30/22[3]		300,000	300,450
8.250%, due 06/07/21[3]		250,000	271,516
			4,198,926
Metals & mining—2.86%
Alcoa Nederland Holding BV 7.000%, due 09/30/26[3]		600,000	657,750
Anglo American Capital PLC 2.750%, due 06/07/19[2]	EUR	225,000	255,050
3.500%, due 03/28/22[2]	EUR	700,000	817,991
4.125%, due 09/27/22[3]		400,000	403,560
ArcelorMittal 3.125%, due 01/14/22[2]	EUR	525,000	596,661
7.250%, due 02/25/22[4]		100,000	112,750
8.000%, due 10/15/39		205,000	228,062
Cliffs Natural Resources, Inc. 8.250%, due 03/31/20[3]		300,000	324,750
Freeport-McMoRan, Inc. 2.300%, due 11/14/17		275,000	274,656
2.375%, due 03/15/18		450,000	448,650
3.550%, due 03/01/22		150,000	140,250
3.875%, due 03/15/23[4]		50,000	46,125
5.400%, due 11/14/34		50,000	43,672
5.450%, due 03/15/43		150,000	129,000
6.500%, due 11/15/20[3]		275,000	281,875
6.625%, due 05/01/21[3]		400,000	408,000
6.750%, due 02/01/22[3]		1,000,000	1,042,500
Grinding Media, Inc./MC Grinding Media Canada, Inc. 7.375%, due 12/15/23[3]		200,000	211,250
Hecla Mining Co. 6.875%, due 05/01/21[4]		275,000	284,625
Hudbay Minerals, Inc. 7.250%, due 01/15/23[3]		125,000	132,188
7.625%, due 01/15/25[3]		100,000	107,000
IAMGOLD Corp. 6.750%, due 10/01/20[3]		325,000	327,437
JSW Steel Ltd. 4.750%, due 11/12/19[2]		250,000	245,620
Kinross Gold Corp. 5.125%, due 09/01/21		175,000	182,000
Novelis Corp. 5.875%, due 09/30/26[3,4]		100,000	101,875
Ovako AB 6.500%, due 06/01/19[2]	EUR	360,000	367,619
	Face Amount[1]	Value
Corporate bonds—(continued)
Metals & mining—(concluded)
Teck Resources Ltd. 3.000%, due 03/01/19	101,000	$101,505
4.500%, due 01/15/21	25,000	25,438
4.750%, due 01/15/22	350,000	358,750
6.000%, due 08/15/40	350,000	350,875
6.125%, due 10/01/35	1,350,000	1,380,375
6.250%, due 07/15/41	450,000	462,375
Vale Overseas Ltd. 5.875%, due 06/10/21	700,000	749,000
Wise Metals Group LLC/Wise Alloys Finance Corp. 8.750%, due 12/15/18[3]	525,000	542,871
Zekelman Industries, Inc. 9.875%, due 06/15/23[3]	175,000	197,750
		12,339,855
Oil & gas—10.54%
American Midstream Partners LP/American Midstream Finance Corp. 8.500%, due 12/15/21[3]	175,000	176,750
Bill Barrett Corp. 7.000%, due 10/15/22	125,000	124,063
7.625%, due 10/01/19	75,000	74,625
Blue Racer Midstream LLC/Blue Racer Finance Corp. 6.125%, due 11/15/22[3]	325,000	333,190
Bonanza Creek Energy, Inc. 5.750%, due 02/01/23[8]	50,000	46,250
6.750%, due 04/15/21[8]	450,000	416,250
Calfrac Holdings LP 7.500%, due 12/01/20[3]	75,000	69,750
California Resources Corp. 8.000%, due 12/15/22[3]	650,000	578,500
Callon Petroleum Co. 6.125%, due 10/01/24[3,4]	275,000	291,156
Carrizo Oil & Gas, Inc. 6.250%, due 04/15/23[4]	400,000	410,500
7.500%, due 09/15/20	350,000	363,125
Cheniere Corpus Christi Holdings LLC 5.875%, due 03/31/25[3]	225,000	237,937
7.000%, due 06/30/24[3]	400,000	446,500
Chesapeake Energy Corp. 5.500%, due 09/15/26[3]	75,000	79,922
6.625%, due 08/15/20[4]	275,000	276,375
Concho Resources, Inc. 5.500%, due 04/01/23	225,000	233,438
Contura Energy, Inc. 10.000%, due 08/01/21[3,4]	200,000	214,760
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp. 6.250%, due 04/01/23	1,345,000	1,388,712
Denbury Resources, Inc. 9.000%, due 05/15/21[3]	360,000	393,300
Drill Rigs Holdings, Inc. 6.500%, due 10/01/17[3]	100,000	50,000

PACE High Yield Investments

Portfolio of investments—January 31, 2017 (unaudited)

	Face Amount[1]		Value
Corporate bonds—(continued)
Oil & gas—(continued)
Eclipse Resources Corp. 8.875%, due 07/15/23		75,000	$77,250
Energy Transfer Equity LP 7.500%, due 10/15/20		625,000	698,437
Ensco PLC 5.750%, due 10/01/44		125,000	100,313
EP Energy LLC/Everest Acquisition Finance, Inc. 6.375%, due 06/15/23[4]		200,000	174,500
9.375%, due 05/01/20		1,360,000	1,383,800
Ferrellgas LP/Ferrellgas Finance Corp. 6.500%, due 05/01/21[4]		430,000	433,225
6.750%, due 06/15/23		225,000	224,438
8.625%, due 06/15/20[3]		100,000	99,000
Gazprom OAO Via Gaz Capital SA 3.600%, due 02/26/21[2]	EUR	1,000,000	1,140,222
4.950%, due 07/19/22[2]		500,000	514,702
Global Marine, Inc. 7.000%, due 06/01/28		125,000	110,625
Gulfport Energy Corp. 6.000%, due 10/15/24[3]		250,000	254,687
6.375%, due 05/15/25[3]		225,000	230,625
Halcon Resources Corp. 8.625%, due 02/01/20[3,4]		575,000	600,875
Holly Energy Partners LP/Holly Energy Finance Corp. 6.000%, due 08/01/24[3]		125,000	130,938
Jones Energy Holdings LLC/Jones Energy Finance Corp. 9.250%, due 03/15/23		200,000	208,250
Kinder Morgan, Inc. 5.000%, due 02/15/21[3]		3,370,000	3,625,470
Laredo Petroleum, Inc. 5.625%, due 01/15/22[4]		275,000	278,609
7.375%, due 05/01/22[4]		800,000	833,000
Linn Energy LLC/Linn Energy Finance Corp. 6.250%, due 11/01/19[8]		400,000	202,500
8.625%, due 04/15/20[8]		180,000	92,250
Lukoil International Finance BV 4.563%, due 04/24/23[2]		800,000	806,160
Matador Resources Co. 6.875%, due 04/15/23[3]		175,000	184,625
MEG Energy Corp. 6.375%, due 01/30/23[3]		400,000	372,000
Murphy Oil Corp. 4.700%, due 12/01/22[4]		1,050,000	1,030,969
Nabors Industries, Inc. 4.625%, due 09/15/21		75,000	76,500
5.000%, due 09/15/20		225,000	234,113
5.500%, due 01/15/23[3]		275,000	287,375
Newfield Exploration Co. 5.750%, due 01/30/22		275,000	292,875
Noble Holding International Ltd. 4.900%, due 08/01/20		6,000	5,993
7.750%, due 01/15/24[4]		375,000	372,656
Oasis Petroleum, Inc. 6.500%, due 11/01/21		125,000	127,813
	Face Amount[1]		Value
Corporate bonds—(continued)
Oil & gas—(continued)
Paramount Resources Ltd. 6.875%, due 06/30/23[3]		300,000	$321,000
Parsley Energy LLC/Parsley Finance Corp. 6.250%, due 06/01/24[3]		125,000	134,219
PDC Energy, Inc. 6.125%, due 09/15/24[3]		300,000	313,500
Petrobras Global Finance BV 3.750%, due 01/14/21	EUR	725,000	810,984
4.250%, due 10/02/23	EUR	525,000	562,487
4.375%, due 05/20/23		1,225,000	1,130,920
5.375%, due 01/27/21		300,000	302,250
6.125%, due 01/17/22		200,000	206,700
6.250%, due 03/17/24		665,000	665,728
6.250%, due 12/14/26	GBP	100,000	120,499
7.375%, due 01/17/27		775,000	806,542
8.375%, due 05/23/21		975,000	1,084,492
Petroleos de Venezuela SA 5.250%, due 04/12/17[2]		500,000	471,250
6.000%, due 11/15/26[2]		250,000	94,288
8.500%, due 11/02/17[2]		300,000	259,200
8.500%, due 10/27/20[2]		700,000	542,500
9.750%, due 05/17/35[2]		1,250,000	624,750
Precision Drilling Corp. 5.250%, due 11/15/24		75,000	73,688
6.500%, due 12/15/21		225,000	231,188
7.750%, due 12/15/23[3]		75,000	81,000
Range Resources Corp. 5.000%, due 08/15/22[3]		150,000	150,900
5.000%, due 03/15/23[3]		125,000	124,688
5.750%, due 06/01/21[3]		275,000	288,062
5.875%, due 07/01/22[3]		500,000	523,750
Resolute Energy Corp. 8.500%, due 05/01/20		425,000	433,500
Rice Energy, Inc. 6.250%, due 05/01/22		150,000	155,625
Rowan Cos., Inc. 7.375%, due 06/15/25		325,000	339,625
Sanchez Energy Corp. 6.125%, due 01/15/23[4]		300,000	288,000
7.750%, due 06/15/21[4]		25,000	25,500
Sandridge Energy, Inc. 7.500%, due 03/15/21[8,10]		1,425,000	—
SM Energy Co. 6.125%, due 11/15/22[4]		425,000	438,812
6.500%, due 01/01/23		125,000	128,750
6.750%, due 09/15/26[4]		325,000	338,000
Southwestern Energy Co. 4.100%, due 03/15/22[4]		475,000	440,562
5.800%, due 01/23/20[4]		275,000	283,937
6.700%, due 01/23/25[4]		475,000	477,375
7.500%, due 02/01/18[4]		119,000	124,058
State Oil Co. of the Azerbaijan Republic 4.750%, due 03/13/23[2]		800,000	771,576
Summit Midstream Holdings LLC/Summit Midstream Finance Corp. 5.500%, due 08/15/22		575,000	576,437
7.500%, due 07/01/21		200,000	210,500

PACE High Yield Investments

Portfolio of investments—January 31, 2017 (unaudited)

	Face Amount[1]	Value
Corporate bonds—(continued)
Oil & gas—(concluded)
Sunoco LP/Sunoco Finance Corp. 5.500%, due 08/01/20	1,000,000	$1,022,500
6.250%, due 04/15/21	1,050,000	1,076,575
6.375%, due 04/01/23	795,000	816,067
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp. 5.500%, due 09/15/24[3]	75,000	76,125
Targa Resources Partners LP/Targa Resources Partners Finance Corp. 4.125%, due 11/15/19	675,000	685,125
5.125%, due 02/01/25[3]	50,000	51,750
6.750%, due 03/15/24	50,000	54,625
Transocean, Inc. 5.800%, due 10/15/22[4]	175,000	159,250
6.000%, due 03/15/18	875,000	892,500
9.000%, due 07/15/23[3,4]	500,000	532,187
Trinidad Drilling Ltd. 6.625%, due 02/15/25[3,9]	200,000	204,500
Tullow Oil PLC 6.000%, due 11/01/20[3]	200,000	189,500
6.250%, due 04/15/22[3]	400,000	370,000
Weatherford International LLC 6.800%, due 06/15/37	100,000	85,500
Weatherford International Ltd. 6.500%, due 08/01/36	50,000	42,000
6.750%, due 09/15/40	75,000	62,813
7.750%, due 06/15/21[4]	100,000	103,250
9.875%, due 02/15/24[3,4]	475,000	513,000
Whiting Petroleum Corp. 5.000%, due 03/15/19	150,000	152,700
5.750%, due 03/15/21[4]	500,000	505,000
WildHorse Resource Development Corp. 6.875%, due 02/01/25[3]	250,000	249,062
WPX Energy, Inc. 6.000%, due 01/15/22[4]	225,000	234,000
7.500%, due 08/01/20	300,000	325,500
YPF SA 8.500%, due 03/23/21[3]	100,000	108,375
8.500%, due 07/28/25[2]	300,000	315,693
8.750%, due 04/04/24[2]	315,000	340,200
		45,534,537
Oil services—1.11%
Citgo Holding, Inc. 10.750%, due 02/15/20[3]	1,050,000	1,128,750
CITGO Petroleum Corp. 6.250%, due 08/15/22[3]	2,005,000	2,075,175
Tesoro Corp. 4.750%, due 12/15/23[3]	50,000	51,375
5.375%, due 10/01/22[4]	675,000	699,469
Williams Partners LP/ACMP Finance Corp. 4.875%, due 05/15/23	75,000	77,354
4.875%, due 03/15/24	250,000	258,461
6.125%, due 07/15/22	475,000	490,439
		4,781,023
	Face Amount[1]		Value
Corporate bonds—(continued)
Packaging—0.13%
Reynolds Group Issuer 8.250%, due 02/15/21		537,530	$553,387
Packaging & containers—0.04%
Graphic Packaging International, Inc. 4.125%, due 08/15/24		200,000	194,500
Paper & forest products—0.59%
Appvion, Inc. 9.000%, due 06/01/20[3]		650,000	360,750
Lecta SA 6.375%, due 08/01/22[3,6]	EUR	500,000	554,615
6.500%, due 08/01/23[3]	EUR	500,000	559,990
Mercer International, Inc. 6.500%, due 02/01/24[3]		150,000	150,000
WEPA Hygieneprodukte GmbH 3.750%, due 05/15/24[2]	EUR	275,000	310,030
3.750%, due 05/15/24[3]	EUR	525,000	591,875
			2,527,260
Pipelines—1.01%
Antero Midstream Partners LP/Antero Midstream Finance Corp. 5.375%, due 09/15/24[3]		275,000	281,188
Martin Midstream Partners LP/Martin Midstream Finance Corp. 7.250%, due 02/15/21		450,000	454,500
MPLX LP 5.500%, due 02/15/23		645,000	672,369
PBF Logistics LP/PBF Logistics Finance Corp. 6.875%, due 05/15/23[4]		325,000	330,687
Rose Rock Midstream LP/Rose Rock Finance Corp. 5.625%, due 07/15/22		475,000	472,625
Tesoro Logistics LP/Tesoro Logistics Finance Corp. 5.250%, due 01/15/25[4]		50,000	52,125
5.875%, due 10/01/20		600,000	618,750
6.375%, due 05/01/24		75,000	81,469
The Williams Cos., Inc. 3.700%, due 01/15/23		425,000	417,775
4.550%, due 06/24/24		150,000	151,875
7.500%, due 01/15/31		50,000	58,250
7.875%, due 09/01/21		325,000	378,462
Transportadora de Gas del Sur SA 9.625%, due 05/14/20[2]		375,000	405,000
			4,375,075
Real estate investment trusts—2.64%
China Aoyuan Property Group Ltd. 6.525%, due 04/25/19[2]		500,000	511,753
China SCE Property Holdings Ltd. 10.000%, due 07/02/20[2]		1,000,000	1,108,014
CIFI Holdings Group Co. Ltd. 7.750%, due 06/05/20[2]		500,000	539,296

PACE High Yield Investments

Portfolio of investments—January 31, 2017 (unaudited)

	Face Amount[1]		Value
Corporate bonds—(continued)
Real estate investment trusts—(concluded)
Crescent Communities LLC/Crescent Ventures, Inc. 8.875%, due 10/15/21[3]		375,000	$389,063
Equinix, Inc. 5.375%, due 04/01/23		625,000	653,956
Fantasia Holdings Group Co. Ltd. 7.375%, due 10/04/21[2]		200,000	203,053
Franshion Development Ltd. 6.750%, due 04/15/21[2]		500,000	559,504
Greystar Real Estate Partners LLC 8.250%, due 12/01/22[3]		375,000	406,406
Jababeka International BV 6.500%, due 10/05/23[2]		400,000	397,140
Kennedy-Wilson, Inc. 5.875%, due 04/01/24		750,000	774,637
Longfor Properties Co. Ltd. 6.750%, due 01/29/23[2]		500,000	529,670
Moon Wise Global Ltd. 9.000%, due 01/28/19[2,6,7]		450,000	487,849
MPT Operating Partnership LP/MPT Finance Corp. 4.000%, due 08/19/22	EUR	800,000	909,371
6.375%, due 03/01/24		325,000	343,281
Realogy Group LLC/Realogy Co-Issuer Corp. 4.500%, due 04/15/19[3,4]		225,000	232,313
4.875%, due 06/01/23[3]		500,000	487,500
Tesco Property Finance 3 PLC 5.744%, due 04/13/40[2]	GBP	1,125,194	1,416,514
The GEO Group, Inc. 6.000%, due 04/15/26		200,000	201,500
Theta Capital Pte Ltd. 7.000%, due 04/11/22[2]		200,000	207,500
Yuzhou Properties Co. Ltd. 6.000%, due 10/25/23[2]		250,000	243,533
9.000%, due 12/08/19[2]		750,000	810,095
			11,411,948
Retail—1.69%
1011778 BC ULC/New Red Finance, Inc. 6.000%, due 04/01/22[3]		175,000	182,222
99 Cents Only Stores LLC 11.000%, due 12/15/19		125,000	81,875
Asbury Automotive Group, Inc. 6.000%, due 12/15/24		100,000	102,250
B&M European Value Retail SA 4.125%, due 02/01/22[3]	GBP	225,000	288,385
Beacon Roofing Supply, Inc. 6.375%, due 10/01/23		250,000	268,125
Financiere Quick SAS 4.423%, due 04/15/19[2,6]	EUR	429,545	450,131
Group 1 Automotive, Inc. 5.250%, due 12/15/23[3]		225,000	225,563
JC Penney Corp., Inc. 5.650%, due 06/01/20[4]		375,000	369,375
5.875%, due 07/01/23[3,4]		125,000	127,188
6.375%, due 10/15/36		75,000	60,563
	Face Amount[1]		Value
Corporate bonds—(continued)
Retail—(concluded)
Landry's, Inc. 6.750%, due 10/15/24[3]		650,000	$669,500
Nathan's Famous, Inc. 10.000%, due 03/15/20[3]		425,000	461,656
New Look Secured Issuer PLC 6.500%, due 07/01/22[2]	GBP	400,000	455,194
Radio Systems Corp. 8.375%, due 11/01/19[3]		300,000	313,125
Rite Aid Corp. 6.125%, due 04/01/23[3]		625,000	650,781
6.750%, due 06/15/21		175,000	182,000
rue21, Inc. 9.000%, due 10/15/21[3]		350,000	66,500
Sonic Automotive, Inc. 7.000%, due 07/15/22		300,000	313,500
Suburban Propane Partners LP/Suburban Energy Finance Corp. 5.500%, due 06/01/24		1,800,000	1,836,000
The Hillman Group, Inc. 6.375%, due 07/15/22[3]		200,000	192,000
			7,295,933
Software—0.04%
MSCI, Inc. 4.750%, due 08/01/26[3]		175,000	174,125
Specialty retail—0.67%
Hanesbrands Finance Luxembourg SCA 3.500%, due 06/15/24[3]	EUR	700,000	780,095
L Brands, Inc. 6.750%, due 07/01/36		475,000	457,188
6.875%, due 11/01/35		725,000	706,875
PVH Corp. 3.625%, due 07/15/24[3]	EUR	325,000	360,884
Sally Holdings LLC/Sally Capital, Inc. 5.625%, due 12/01/25		575,000	600,875
			2,905,917
Steel—0.66%
AK Steel Corp. 7.625%, due 05/15/20[4]		1,206,000	1,230,120
Severstal OAO Via Steel Capital SA 5.900%, due 10/17/22[3]		1,500,000	1,616,250
			2,846,370
Telecom-integrated/services—0.70%
GCX Ltd. 7.000%, due 08/01/19[2]		950,000	948,129
Hughes Satellite Systems Corp. 6.625%, due 08/01/26[3]		650,000	672,750
Intelsat Luxembourg SA 6.750%, due 06/01/18		175,000	149,625
8.125%, due 06/01/23		3,740,000	1,243,550
			3,014,054

PACE High Yield Investments

Portfolio of investments—January 31, 2017 (unaudited)

	Face Amount[1]		Value
Corporate bonds—(continued)
Telecommunication services—3.33%
Alcatel-Lucent USA, Inc. 6.500%, due 01/15/28		350,000	$364,000
Altice Financing SA 5.250%, due 02/15/23[2]	EUR	575,000	658,048
6.625%, due 02/15/23[3]		200,000	208,875
7.500%, due 05/15/26[3]		200,000	211,125
Altice Luxembourg SA 7.250%, due 05/15/22[2]	EUR	743,000	853,200
7.750%, due 05/15/22[3]		1,000,000	1,061,250
Avaya, Inc. 7.000%, due 04/01/19[3,4,8]		400,000	331,000
9.000%, due 04/01/19[3,4,8]		225,000	187,875
10.500%, due 03/01/21[3,8]		150,000	40,875
CBS Radio, Inc. 7.250%, due 11/01/24[3]		250,000	260,467
CommScope Technologies Finance LLC 6.000%, due 06/15/25[3]		725,000	772,578
CyrusOne LP/CyrusOne Finance Corp. 6.375%, due 11/15/22		200,000	211,000
Digicel Ltd. 6.000%, due 04/15/21[2]		900,000	839,070
6.000%, due 04/15/21[3]		125,000	116,538
6.750%, due 03/01/23[2]		500,000	466,875
Embarq Corp. 7.995%, due 06/01/36		75,000	72,938
GCI, Inc. 6.750%, due 06/01/21		275,000	283,250
Inmarsat Finance PLC 6.500%, due 10/01/24[3,4]		50,000	51,344
Neptune Finco Corp. 10.125%, due 01/15/23[3]		1,200,000	1,391,256
Play Topco SA 7.750%, due 02/28/20[2,5]	EUR	450,000	492,090
UPC Holding BV 6.375%, due 09/15/22[2]	EUR	700,000	799,931
UPCB Finance IV Ltd. 4.000%, due 01/15/27[2]	EUR	300,000	324,485
Vimpel Communications Via VIP Finance Ireland Ltd. OJSC 7.748%, due 02/02/21[2]		500,000	558,750
VimpelCom Holdings BV 5.950%, due 02/13/23[2]		1,250,000	1,307,750
Wind Acquisition Finance SA 4.000%, due 07/15/20[2]	EUR	525,000	576,706
7.000%, due 04/23/21[2]	EUR	1,000,000	1,124,195
7.375%, due 04/23/21[3]		800,000	831,920
			14,397,391
Telecommunications equipment—0.03%
CDW LLC/CDW Finance Corp. 6.000%, due 08/15/22		125,000	131,875
Telephone-integrated—1.95%
Frontier Communications Corp. 10.500%, due 09/15/22		900,000	941,062
11.000%, due 09/15/25		1,925,000	1,946,656
	Face Amount[1]		Value
Corporate bonds—(continued)
Telephone-integrated—(concluded)
Level 3 Financing, Inc. 5.375%, due 08/15/22		125,000	$129,063
5.375%, due 01/15/24		625,000	633,013
5.625%, due 02/01/23		175,000	178,938
6.125%, due 01/15/21[4]		475,000	491,031
Sprint Capital Corp. 6.875%, due 11/15/28		125,000	128,750
8.750%, due 03/15/32		1,720,000	1,973,700
Telecom Italia Finance SA 7.750%, due 01/24/33	EUR	450,000	621,126
Virgin Media Finance PLC 5.750%, due 01/15/25[3]		200,000	203,750
6.000%, due 10/15/24[3]		200,000	208,376
6.375%, due 04/15/23[3]		200,000	210,000
6.375%, due 10/15/24[2]	GBP	550,000	737,496
			8,402,961
Trading companies & distributors—0.10%
Golden Legacy Pte Ltd. 8.250%, due 06/07/21[2]		400,000	415,651
Transportation services—0.75%
Global Ship Lease, Inc. 10.000%, due 04/01/19[3,4]		200,000	188,000
Hapag-Lloyd AG 9.750%, due 10/15/17[3]		635,000	635,794
ICTSI Treasury BV 4.625%, due 01/16/23[2]		500,000	503,750
Russian Railways via RZD Capital PLC 5.700%, due 04/05/22[2]		350,000	373,506
WFS Global Holding SAS 9.500%, due 07/15/22[2]	EUR	650,000	722,868
12.500%, due 12/30/22[2]	EUR	550,000	575,616
XPO Logistics, Inc. 6.125%, due 09/01/23[3]		225,000	233,156
			3,232,690
Wireless telecommunication services—3.74%
CenturyLink, Inc. 5.625%, due 04/01/20[4]		200,000	211,000
5.625%, due 04/01/25		100,000	95,000
5.800%, due 03/15/22		475,000	488,509
6.750%, due 12/01/23		350,000	360,062
7.500%, due 04/01/24[4]		200,000	211,750
7.600%, due 09/15/39		975,000	892,788
Cogent Communications Group, Inc. 5.375%, due 03/01/22[3]		150,000	155,813
Comunicaciones Celulares SA 6.875%, due 02/06/24[3]		300,000	312,750
Digicel Group Ltd. 8.250%, due 09/30/20[3]		1,150,000	1,020,625
eDreams ODIGEO SA 8.500%, due 08/01/21[3]	EUR	525,000	597,965
Intelsat Jackson Holdings SA 7.250%, due 04/01/19[4]		225,000	193,359

PACE High Yield Investments

Portfolio of investments—January 31, 2017 (unaudited)

	Face Amount[1]	Value
Corporate bonds—(concluded)
Wireless telecommunication services—(concluded)
Match Group, Inc. 6.375%, due 06/01/24	425,000	$455,812
Radiate Holdco LLC/Radiate Finance, Inc. 6.625%, due 02/15/25[3]	50,000	49,875
Sable Intrenational Finance Ltd. 6.875%, due 08/01/22[3]	400,000	421,120
Sprint Communications, Inc. 8.375%, due 08/15/17	475,000	489,844
9.000%, due 11/15/18[3]	475,000	520,125
Sprint Corp. 7.125%, due 06/15/24	125,000	131,875
7.875%, due 09/15/23	350,000	382,585
T-Mobile USA, Inc. 6.125%, due 01/15/22	1,250,000	1,321,875
6.375%, due 03/01/25	2,135,000	2,308,469
6.625%, due 04/01/23	750,000	797,025
6.633%, due 04/28/21	375,000	390,937
TBG Global Pte Ltd. 5.250%, due 02/10/22[2]	500,000	509,571
ViaSat, Inc. 6.875%, due 06/15/20	1,984,000	2,038,560
Windstream Services LLC 7.500%, due 06/01/22[4]	50,000	48,375
7.750%, due 10/15/20[4]	375,000	382,969
Zayo Group LLC/Zayo Capital, Inc. 5.750%, due 01/15/27[3]	75,000	76,688
6.000%, due 04/01/23	1,250,000	1,304,687
		16,170,013
Total corporate bonds (cost—$402,610,195)		409,440,160
Loan assignments[6]—2.03%
Broadcast—0.42%
Asurion LLC New Term Loan B4 4.250%, due 08/04/22	929,511	939,197
Hercules Offshore LLC Exit Term Loan 10.500%, due 05/06/20	426,466	338,328
Jaguar Holding Company II 2015 Term Loan B 4.250%, due 08/18/22	320,125	321,668
RP Crown Parent LLC 2016 Term Loan B 4.500%, due 10/12/23	125,000	125,875
Terex Corp. 2017 Term Loan B 0.000%, due 01/24/24[11]	75,000	74,812
		1,799,880
Computer software & services—0.10%
Radiate Holdco LLC 1st Lien Term Loan 3.000%, due 12/02/23[11]	300,000	302,202
Western Digital Corp. USD 2016 Term Loan B1 4.526%, due 04/29/23	124,375	125,308
		427,510
Consumer products—0.17%
Prestige Brands, Inc. Term Loan B4 2.750%, due 01/26/24[11]	325,000	327,844
	Face Amount[1]	Value
Loan assignments[6]—(continued)
Consumer products—(concluded)
Revlon Consumer Products Corp. 2016 Term Loan B 4.313%, due 09/07/23	423,938	$427,278
		755,122
Containers & packaging—0.11%
Berry Plastics Group, Inc. Term Loan J 2.500%, due 01/19/24[11]	125,000	125,781
Flex Acquisition Co., Inc. 1st Lien Term Loan 4.250%, due 12/29/23	350,000	352,846
		478,627
Electric-integrated—0.01%
Energy Future Intermediate Holding Co. LLC 2016 DIP Term Loan 4.250%, due 06/30/17	25,000	25,136
Entertainment—0.08%
Lions Gate Entertainment Corp. 2016 1st Lien Term Loan 3.766%, due 12/08/23	350,000	351,750
Financial services—0.05%
Camelot UK Holdco Ltd. Term Loan B 4.750%, due 10/03/23	224,438	226,307
Food-wholesale—0.02%
Pinnacle Foods Finance LLC 2016 Term Loan I 3.526%, due 01/13/23	74,250	74,273
Gaming—0.55%
Mohegan Tribal Gaming Authority 2016 Term Loan B 5.500%, due 09/28/23	498,750	503,648
Scientific Games International, Inc. 2014 Term Loan B1 6.000%, due 10/18/20	1,846,000	1,862,152
		2,365,800
Hotels, restaurants & leisure—0.13%
LTF Merger Sub, Inc. Term Loan B 4.000%, due 06/10/22	571,481	572,807
Manufacturing-diversified—0.03%
Columbus McKinnon Corp. Term Loan B 3.500%, due 01/31/24[11]	150,000	150,937
Oil & gas—0.21%
California Resources Corp. Second Out Term Loan 11.375%, due 12/31/21	225,000	252,988
Chesapeake Energy Corp. Term Loan 8.500%, due 08/23/21	250,000	273,333
Citgo Holding Inc. 2015 Term Loan B 9.500%, due 05/12/18	390,170	396,592
		922,913

PACE High Yield Investments

Portfolio of investments—January 31, 2017 (unaudited)

	Face Amount[1]	Value
Loan assignments[6]—(concluded)
Pipelines—0.03%
Forterra, Inc. Term Loan B 4.500%, due 10/25/23	124,688	$125,701
Real estate investment trusts—0.03%
RHP Hotel Properties LP Term Loan B 3.750%, due 01/15/21	123,418	124,884
Transportation services—0.01%
XPO Logistics, Inc. Term Loan B2 4.250%, due 11/01/21	36,285	36,512
Wireless telecommunication services—0.08%
Zayo Group LLC 2.500%, due 01/12/24[11]	105,625	106,462
3.500%, due 01/19/24	219,375	221,112
		327,574
Total loan assignments (cost—$8,715,824)		8,765,733
Non-US government obligation—0.12%
Ghana Government International Bond 9.250%, due 09/15/22[2] (cost—$523,914)	500,000	528,240
	Number of Shares
Common stocks—0.23%
Metals & mining—0.01%
Aleris International[10,12]	795	22,260
Oil, gas & consumable fuels—0.22%
Denbury Resources, Inc.*	56,754	190,126
Halcon Resources Corp.*,4	86,233	727,807
Midstates Petroleum Co., Inc.*	395	7,967
SandRidge Energy, Inc.*,4	1,506	30,888
		956,788
Total common stocks (cost—$1,156,711)		979,048
Preferred stock—0.07%
Transportation infrastructure—0.07%
Seaspan Corp.[4] (cost—$284,308)	11,327	286,347
	Number of Warrants	Value
Warrants—0.13%
Automobiles—0.13%
General Motors Co., strike price $18.33, expires 07/10/19*	30,621	$577,206
Oil & gas—0.00%†
SandRidge Energy, Inc. strike price $41.34, expires 10/04/22*	2,784	5,568
strike price $42.03, expires 10/04/22*	1,172	3,633
		9,201
Oil, gas & consumable fuels—0.00%†
Midstates Petroleum Co., Inc., strike price $24.00, expires 04/21/20*,8,10,12	2,804	1,145
Total warrants (cost—$276,823)		587,552
	Face Amount[1]
Repurchase agreement—1.34%
Repurchase agreement dated 01/31/17 with State Street Bank and Trust Co., 0.010% due 02/01/17, collateralized by $5,801,119 US Treasury Notes, 1.000% to 3.750% due 05/15/18 to 12/31/19; (value—$5,904,849); proceeds: $5,789,002 (cost—$5,789,000)	5,789,000	5,789,000
	Number of Shares
Investment of cash collateral from securities loaned—7.48%
Money market fund—7.48%
State Street Institutional U.S. Government Money Market Fund (cost—$32,315,655)	32,315,655	32,315,655
Total investments (cost—$451,672,430)—106.19%		458,691,735
Liabilities in excess of other assets—(6.19)%		(26,758,205)
Net assets—100.00%		$431,933,530

For a listing of defined portfolio acronyms and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 239.

Aggregate cost for federal income tax purposes was substantially the same for book purposes; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$16,614,497
Gross unrealized depreciation	(9,595,192)
Net unrealized appreciation	$7,019,305

PACE High Yield Investments

Portfolio of investments—January 31, 2017 (unaudited)

Forward foreign currency contracts

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation (depreciation)
SSC	EUR	69,345,690	USD	72,520,266	02/01/17	$(2,338,389)
SSC	EUR	69,451,428	USD	74,437,208	03/01/17	(609,838)
SSC	GBP	100,000	EUR	116,283	03/01/17	(207)
SSC	GBP	10,715,184	USD	13,175,519	02/01/17	(304,175)
SSC	GBP	10,789,819	USD	13,570,917	03/01/17	(9,004)
SSC	USD	532,833	EUR	500,000	02/01/17	6,917
SSC	USD	350,000	EUR	327,276	03/01/17	3,644
SSC	USD	200,000	EUR	185,234	03/01/17	158
SSC	USD	60,000	GBP	47,905	03/01/17	292
						$(3,250,602)

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of January 31, 2017 in valuing the Portfolio's investments. In the event a Portfolio holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments.

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Corporate bonds	$—	$409,440,160	$—	$409,440,160
Loan assignments	—	8,765,733	—	8,765,733
Non-US government obligation	—	528,240	—	528,240
Common stocks	956,788	—	22,260	979,048
Preferred stock	286,347	—	—	286,347
Warrants	587,552	—	—	587,552
Repurchase agreement	—	5,789,000	—	5,789,000
Investment of cash collateral from securities loaned	—	32,315,655	—	32,315,655
Forward foreign currency contracts	—	11,011	—	11,011
Total	$1,830,687	$456,849,799	$22,260	$458,702,746
Liabilities
Forward foreign currency contracts	$—	$(3,261,613)	$—	$(3,261,613)

At January 31, 2017, there was a transfer between Level 1 and Level 2.

PACE High Yield Investments

Portfolio of investments—January 31, 2017 (unaudited)

Level 3 rollforward disclosure

The following is a rollforward of the Portfolio's investments that was valued using unobservable inputs for the period ended January 31, 2017:

	Corporate bonds	Common stocks	Total
Beginning balance	$11,918	$—	$11,918
Purchases	—	13,981	13,981
Sales	(13,758)	—	(13,758)
Accrued discounts/(premiums)	(49)	—	(49)
Total realized gain/(loss)	—	—	—
Net change in unrealized appreciation/depreciation	1,889	8,279	10,168
Transfers into Level 3	—	—	—
Transfers out of Level 3	—	—	—
Ending balance	$—	$22,260	$22,260

The change in net unrealized appreciation/depreciation relating to the Level 3 investments held at January 31, 2017, was $8,279.

Portfolio footnotes

*  Non-income producing security.

†  Amount represents less than 0.005%

1  In US dollars unless otherwise indicated.

2  Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

3  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

4  Security, or portion thereof, was on loan at the period end.

5  Payment-in-kind security for which interest may be paid in cash or additional principal, at the discretion of the issuer.

6  Variable or floating rate security. The interest rate shown is the current rate at the period end and changes periodically.

7  Perpetual investment. Date shown reflects the next call date.

8  Bond interest in default.

9  Security purchased on a when-issued basis. When-issued refers to a transaction made conditionally because a security, although authorized, has not yet been issued.

10  Security is being fair valued by a valuation committee under the direction of the board of trustees.

11  Position is unsettled. Contract rate was not determined at January 31, 2017 and does not take effect until settlement.

12  Illiquid investment at the period end.

See accompanying notes to financial statements.

PACE Large Co Value Equity Investments

Performance (Unaudited)

For the six months ended January 31, 2017, the Portfolio's Class P shares returned 10.58% before the deduction of the maximum PACE Select program fee.1 In comparison, the Russell 1000 Value Index (the "benchmark") gained 8.04%, and the Lipper Large-Cap Value Funds category posted a median return of 8.43%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 133. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 2.

Subadvisors' comments (Unaudited)2

Pzena

Our portion of the Portfolio significantly outperformed the benchmark during the reporting period. Benefiting our results was the market rotation that began mid-year out of bond proxies and into economically sensitive sectors, which accelerated after the US election. Our portion's financial and technology holdings were the largest contributors to relative performance, as was having minimal exposures to utilities, healthcare and consumer staples, as these sectors lagged during the period. Detracting from performance was an overweight to the consumer discretionary sector, which underperformed the benchmark, as well as having no exposure to materials & processing, a sector that outperformed the benchmark.

Our segment's financials holdings surged higher on the strength of a strong post-US election rally, as interest rates rose and expectations grew for a more benign regulatory environment. In particular, Bank of America, Voya Financial and Morgan Stanley were the largest individual contributors to performance. Leading hard disk drive maker Seagate Technology was also a notable contributor as restructuring efforts translated into improved profitability.

Wal-Mart Stores detracted from performance as pricing discounts and investments in wages and e-commerce cut into profits. We believe these moves will ultimately drive higher same-store sales and an improved customer experience. Abbott Laboratories weakened due to a slowdown in its China-based nutrition business and uncertainties surrounding its recent acquisition of St. Jude Medical. We see the St. Jude Medical acquisition as giving Abbott Laboratories a leading cardiovascular franchise. We also view its nutrition business in China as ultimately being a small portion of the company's long-term profitability. The Portfolio continues to hold Wal-Mart Stores and Abbott Laboratories.

Our segment's largest exposures continue to be in financial, consumer discretionary, established technology and energy companies. Many of the stocks

1  Class P shares held through the PACE Select Advisors Program are subject to a maximum Program fee of 2.50%, which, if included, would have reduced performance. Class P shares held through other advisory programs also may be subject to a program fee, which, if included, would have reduced performance.

2  All Sub advisors discuss performance on a gross-of-fees basis—meaning that no fees or expenses are reflected in their sleeves'/sleeve's performance. Alternately, Portfolio performance is shown net of fees, which does factor in fees and expenses associated with the Portfolio.

PACE Select Advisors Trust – PACE Large Co Value Equity Investments

Investment Manager:

UBS Asset Management (Americas) Inc. ("UBS AM")

Investment Subadvisors:

Pzena Investment Management, LLC ("Pzena");

Boston Partners Global Investors, Inc. (formerly, Robeco Investment Management, Inc., doing business as Boston Partners) ("Boston Partners");

Los Angeles Capital Management and Equity Research, Inc. ("Los Angeles Capital");

River Road Asset Management, LLC ("River Road")

Portfolio Management Team:

UBS AM: Mabel Lung, CFA, Fred Lee, CFA, Vincent Russo, Mayoor Joshi and Diana To

Pzena: Richard S. Pzena, John J. Flynn and Benjamin Silver;

Boston Partners: Martin P. MacDonnell, CFA and Mark Donovan, CFA;

Los Angeles Capital: Thomas D. Stevens, CFA, Hal W. Reynolds, CFA and Daniel E. Allen, CFA;

River Road: Henry W. Sanders III, Thomas S. Forsha, James C. Shircliff

Objective:

Capital appreciation and dividend income

Investment process:

Pzena: The Portfolio follows a disciplined investment process to implement its value philosophy, focusing exclusively on companies that are underper-

(continued on next page)

PACE Large Co Value Equity Investments

Subadvisors' comments (Unaudited) – continued

that were cheap heading into last year, with financials among the most deeply discounted, are still cheap today, having only just begun their long road to normalization. Valuation spreads remain extremely wide, and we believe we are still in the early stage of a value recovery.

Derivatives were not used in the portfolio during the reporting period.

Boston Partners

Our portion of the Portfolio outperformed the benchmark during the reporting period, mainly driven by stock selection. In particular, our holdings in the technology and finance sectors were the most additive for results. In the technology sector, shares of Computer Sciences Corp. and Leidos Holdings rallied sharply during the reporting period. Computer Services Corp., an information technology consulting firm, is a steady business with high recurring revenues and strong free cash flow. It also has, in our view, an attractive valuation and strong business momentum due to recent successful cost cutting initiatives. Their announced merger with Hewlett Packard Enterprise added additional sources for cost savings and added revenue synergies, meaningfully improving their long-term fundamental outlook, which drove the stock higher. Leidos Holdings posted strong results after it completed the acquisition of Lockheed Martin's services business and posted solid earnings. Bank of America was our segment's top individual contributor for the period.

A number of short positions also contributed to performance, with healthcare and consumer services being the largest contributors to results. Shares of Brookdale Senior Living and athenahealth fell sharply and our segment's short positions were therefore additive for relative results. Retailers Dollar Tree and Lululemon Athletica also declined and our short position benefited performance. We closed our positions in Brookdale Senior Living, athenahealth and Dollar Tree prior to the end of the reporting period.

Healthcare was the largest detractor for the period, driven by our segment's biotechnology holdings and supplier companies. McKesson accounted for most of the underperformance, as its shares declined after it missed its quarterly earnings due to pricing issues. Shares of Gilead Sciences fell after missing earnings due to weakness in its Hepatitis-C revenues. Communications was also a detractor largely due to Liberty Global after the company missed free cash flow projections. Elsewhere, short positions in the finance sector detracted from relative performance. Regional banks was the largest culprit from this sector as our short positions in Community Bank, CVB Financial and UMB Financial were headwinds for performance as they posted positive returns.

Derivatives were not used during the reporting period.

Los Angeles Capital

Our portion of the Portfolio underperformed the benchmark during the reporting period, with fundamental factor exposures and sector tilts detracting from results. Among detracting factors were companies with

Investment process
(continued)

forming their historically demonstrated earnings power. Pzena applies intensive fundamental research to these companies in an effort to determine whether the problems that caused the earnings shortfall are temporary or permanent. The research process incorporates perspectives on valuation, earnings, management strategy, and downside protection.

Boston Partners: The Portfolio invests primarily in a diversified portfolio of common stocks of issuers identified as having attractive value characteristics with strong fundamentals and positive business momentum. The Portfolio establishes a sell discipline for each security in the portfolio based on its target price, and may also sell a security if business fundamentals weaken or if an expected catalyst fails to materialize. The short side of the portfolio is selected by identifying the contra-characteristics that we look for on the long portfolio and covering a short if the stock reaches its fair value or there is a positive change in fundamentals or business momentum.

Los Angeles Capital: The Portfolio employs a "long/short" or "130/30" equity strategy. Los Angeles Capital buys securities "long" that it believes will outperform the market or decrease portfolio risk, and sells securities "short" that it believes will underperform the market. The Portfolio

(continued on next page)

PACE Large Co Value Equity Investments

Subadvisors' comments (Unaudited) – concluded

stronger three-year momentum as they performed well. A reduced exposure to these historical winners negatively impacted our results. Companies with higher expected earnings growth also fared well, and a tilt away from such companies further held back our performance. Within industries, an overweight to banks and materials added value, while an underweight to diversified financials and an overweight to real estate detracted from relative results.

Over the period, our risk-on posture contributed significantly to returns. Tilts toward securities with greater financial risk, higher volatility and more pension risk were among the primary drivers of our returns. Smaller-cap companies in the Russell 1000 Value Index were rewarded during the period, and a tilt away from the larger companies in the Index added value. Additionally, companies with higher book-to-price ratios rallied during the period and increased exposure to such companies was beneficial.

As of the end of the reporting period, our portion of the Portfolio was overweight financials, utilities and basic materials, and underweight capital goods, healthcare and consumer staples. Our portion of the Portfolio exhibited lower price-to-earnings and price-to-book multiples and a higher dividend yield relative to the Russell 1000 Value Index. Additionally, we were tilted toward smaller companies.

Derivatives were not used during the reporting period.

River Road Asset Management

Our portion of the Portfolio modestly underperformed the benchmark during the reporting period. Sector allocation and stock selection, overall, detracted from returns. The most significant negative impacts were from an underweight in the financials sector and an overweight in the real estate sector. In terms of individual holdings, Iron Mountain, Inc., Ventas, Inc. and Verizon Communications, Inc. were the largest headwinds for results.

The most significant positive impacts on returns were from stock selection in the real estate sector and an underweight in the healthcare sector. The outperformance in real estate was driven by GEO Group, Inc. and Ryman Hospitality Properties, Inc. The top three contributors to returns during the reporting period were all banks, including PNC Financial Services Group, Inc., U.S. Bancorp and BB&T Corp.

Derivatives were not used during the reporting period.

Investment process
(concluded)

uses Los Angeles Capital's proprietary quantitative model that includes fundamental data inputs for a universe of equity securities and, through the use of statistical tools, estimates expected returns based on each security's risk characteristics and the expected return to each characteristic in the current market environment.

River Road: The Portfolio utilizes a fundamentally driven research process to identify attractive purchase candidates from an all cap universe of high yielding equity securities. The firm seeks to invest in well-managed, financially strong companies with high and growing dividends, targeting companies that are also trading at a meaningful discount to the Portfolio's assessed valuation. The stock selection process is complemented by a risk averse approach that employs balanced diversification and a structured sell discipline.

Special considerations

The Portfolio may be appropriate for long-term investors seeking capital appreciation and dividend income and who are able to withstand short-term fluctuations in the equity markets in return for potentially higher returns over the long term. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions, and other political, social and economic developments, as well as specific matters relating to the companies in whose securities the Portfolio invests. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan.

PACE Large Co Value Equity Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 01/31/17	6 months	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	10.46%	24.79%	13.07%	5.59%
Class C2	10.00	23.86	12.19	4.76
Class Y3	10.60	25.16	13.35	5.89
Class P4	10.58	25.15	13.34	5.85
After deducting maximum sales charge
Class A1	4.40	17.92	11.80	5.00
Class C2	9.00	22.86	12.19	4.76
Russell 1000 Value Index[5]	8.04	24.62	14.11	5.66
Lipper Large-Cap Value Funds median	8.43	22.52	12.69	5.01

Most recent calendar quarter-end returns (unaudited)

Average annual total returns for periods ended 12/31/16	6 months	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	13.29%	17.85%	14.18%	5.64%
Class C2	12.87	16.88	13.29	4.80
Class Y3	13.48	18.15	14.46	5.94
Class P4	13.47	18.17	14.47	5.90
After deducting maximum sales charge
Class A1	7.07	11.35	12.89	5.05
Class C2	11.87	15.88	13.29	4.80

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 28, 2016 prospectuses, were as follows: Class A—1.48% and 1.48%; Class C—2.26% and 2.26%; Class Y—1.23% and 1.23%; and Class P—1.24% and 1.24% Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Asset Management (Americas) Inc. ("UBS AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated to waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses of each class through November 30, 2017 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) would not exceed Class A—1.27%; Class C—2.02%; Class Y—1.02%; and Class P—1.02% The Portfolio has agreed to repay UBS AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed these expense caps. The fee waiver/expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS AM. Upon termination of the agreement, however, UBS AM's three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees of 0.25% annually.

2  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees of 0.25% and 0.75% annually, respectively.

3  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

4  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance."

5  The Russell 1000 Value Index measures the performance of the large-cap value segment of the US equity universe. It includes those Russell 1000 Index companies with lower price-to-book ratios and lower expected growth values. The Russell 1000 Value Index is constructed to provide a comprehensive and unbiased barometer for the large-cap value segment. The Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect value characteristics. Investors should note that indices do not reflect the deduction of fees and expenses.

Prior to February 17, 2015, if an investor sold or exchanged shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged was deducted at the time of the transaction, except as noted otherwise in the prospectus. For sales or exchanges taking place on or after February 17, 2015 but prior to August 3, 2015, there is a reduction in the redemption holding period from 90 days to 30 days. Effective August 3, 2015, the 1.00% redemption fee imposed on sales or exchanges of any class of shares of the portfolios made during the holding periods specified in the prospectus was eliminated. Please refer to the prospectus for further information.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance."

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

PACE Large Co Value Equity Investments

Portfolio statistics—January 31, 2017 (unaudited)

Top ten holdings (long holdings)[1]	Percentage of net assets
Bank of America Corp.	2.3%
JPMorgan Chase & Co.	2.2
Citigroup, Inc.	1.8
Exxon Mobil Corp.	1.7
Microsoft Corp.	1.6
MetLife, Inc.	1.6
The Goldman Sachs Group, Inc.	1.5
Chevron Corp.	1.5
Berkshire Hathaway, Inc., Class B	1.4
Intel Corp.	1.4
Total	17.0%
Top ten holdings (short holdings)[1]	Percentage of net assets
Thomson Reuters Corp.	(0.3)%
T-Mobile US, Inc.	(0.3)
Comcast Corp., Class A	(0.2)
MGM Resorts International	(0.2)
Navient Corp.	(0.2)
The Cooper Cos., Inc.	(0.2)
Deere & Co.	(0.1)
Sprint Corp.	(0.1)
Brown & Brown, Inc.	(0.1)
Patterson-UTI Energy, Inc.	(0.1)
Total	(1.8)%
Top five issuer breakdown by country or territory of origin (long holdings)[1]	Percentage of net assets
United States	101.2%
Bermuda	2.4
United Kingdom	2.1
Canada	1.8
Switzerland	1.7
Total	109.2%
Sectors (long holdings)[1]	Percentage of net assets
Financials	33.2%
Information Technology	16.9
Energy	13.9
Consumer Discretionary	12.2
Industrials	9.9
Health Care	9.5
Materials	6.5
Consumer Staples	4.0
Utilities	3.9
Telecommunication Services	1.4
Total	111.4%
Top five issuer breakdown by country or territory of origin (short holdings)[1]	Percentage of net assets
United States	(11.8)%
Canada	(0.3)
Bermuda	(0.2)
Ireland	(0.2)
Netherland	(0.1)
Total	(12.6)%
Sectors (short holdings)[1]	Percentage of net assets
Financials	(2.7)%
Consumer Discretionary	(2.2)
Energy	(1.8)
Industrials	(1.7)
Information Technology	(1.6)
Materials	(0.9)
Health Care	(0.8)
Consumer Staples	(0.6)
Telecommunication Services	(0.4)
Utilities	(0.2)
Total	(12.9)%

1  The Portfolio is actively managed and its composition will vary over time.

PACE Large Co Value Equity Investments

Portfolio of investments—January 31, 2017 (unaudited)

	Number of Shares	Value
Common stocks—111.41%
Aerospace & defense—1.46%
General Dynamics Corp.[1]	48,440	$8,771,515
Raytheon Co.[1]	42,314	6,099,986
United Technologies Corp.	44,487	4,878,890
		19,750,391
Air freight & logistics—0.79%
United Parcel Service, Inc., Class B	98,801	10,782,153
Airlines—1.13%
American Airlines Group, Inc.	55,160	2,440,830
Delta Air Lines, Inc.	117,687	5,559,534
JetBlue Airways Corp.*	106,294	2,084,425
United Continental Holdings, Inc.*	74,844	5,274,257
		15,359,046
Auto components—0.48%
BorgWarner, Inc.[2]	99,854	4,077,039
Gentex Corp.	80,260	1,676,631
The Goodyear Tire & Rubber Co.	24,951	808,163
		6,561,833
Automobiles—1.02%
Ford Motor Co.[1]	780,562	9,647,747
General Motors Co.[1]	115,825	4,240,353
		13,888,100
Banks—6.66%
BB&T Corp.[1]	391,330	18,075,533
CIT Group, Inc.	33,303	1,371,751
Commerce Bancshares, Inc.[2]	43,977	2,486,020
East West Bancorp, Inc.[1]	56,572	2,910,064
Fifth Third Bancorp	204,057	5,325,888
Huntington Bancshares, Inc.	86,895	1,175,689
People's United Financial, Inc.[2]	101,830	1,909,312
Popular, Inc.	53,554	2,379,404
Regions Financial Corp.	469,400	6,764,054
SunTrust Banks, Inc.	32,258	1,832,899
Synovus Financial Corp.[1]	65,580	2,733,374
TCF Financial Corp.	36,403	631,592
The PNC Financial Services Group, Inc.	92,317	11,120,506
US Bancorp	305,635	16,091,683
Wells Fargo & Co.[1]	275,873	15,539,926
		90,347,695
Beverages—0.66%
Coca-Cola European Partners PLC	101,469	3,503,725
PepsiCo, Inc.	52,008	5,397,390
		8,901,115
Biotechnology—1.17%
Amgen, Inc.	51,267	8,032,513
Gilead Sciences, Inc.[1]	93,975	6,808,489
United Therapeutics Corp.*	6,147	1,005,834
		15,846,836
	Number of Shares	Value
Common stocks—(continued)
Building products—0.61%
Johnson Controls International PLC	158,275	$6,960,935
Owens Corning	22,820	1,260,805
		8,221,740
Capital markets—4.49%
CME Group, Inc.	10,458	1,266,255
Franklin Resources, Inc.	270,138	10,735,284
Morgan Stanley	270,424	11,490,316
State Street Corp.	100,756	7,677,607
The Goldman Sachs Group, Inc.[1]	90,951	20,856,883
Thomson Reuters Corp.[2]	197,856	8,871,863
		60,898,208
Chemicals—2.71%
Ashland Global Holdings, Inc.[1]	9,890	1,177,207
Cabot Corp.	13,900	769,643
Celanese Corp., Series A	6,442	543,609
CF Industries Holdings, Inc.[2]	32,633	1,151,618
Eastman Chemical Co.	7,670	594,425
FMC Corp.	9,522	572,843
LyondellBasell Industries N.V., Class A	58,736	5,478,307
Methanex Corp.	42,632	2,133,732
PPG Industries, Inc.	20,813	2,081,508
Praxair, Inc.	115,162	13,639,787
The Dow Chemical Co.[1]	120,036	7,157,747
The Mosaic Co.	46,062	1,444,965
		36,745,391
Commercial services & supplies—0.09%
KAR Auction Services, Inc.	23,350	1,063,592
RR Donnelley & Sons Co.	10,885	186,678
		1,250,270
Communications equipment—1.49%
Brocade Communications Systems, Inc.	124,270	1,549,647
Cisco Systems, Inc.	46,950	1,442,304
Harris Corp.	30,489	3,131,525
Juniper Networks, Inc.	87,829	2,352,061
Motorola Solutions, Inc.	145,154	11,715,379
		20,190,916
Construction & engineering—0.15%
Chicago Bridge & Iron Co. N.V.	28,218	937,120
Fluor Corp.	18,500	1,026,750
		1,963,870
Construction materials—0.20%
CRH PLC, ADR	79,511	2,744,720
Consumer finance—2.48%
Ally Financial, Inc.	117,322	2,477,840
Capital One Financial Corp.	164,197	14,349,176
Discover Financial Services[1]	132,124	9,153,551

PACE Large Co Value Equity Investments

Portfolio of investments—January 31, 2017 (unaudited)

	Number of Shares	Value
Common stocks—(continued)
Consumer finance—(concluded)
Navient Corp.	194,219	$2,921,054
OneMain Holdings, Inc.*	18,450	412,911
Synchrony Financial	122,937	4,403,603
		33,718,135
Containers & packaging—1.28%
AptarGroup, Inc.[2]	15,078	1,100,242
Bemis Co., Inc.[2]	18,270	890,114
Berry Plastics Group, Inc.*	28,004	1,429,044
Crown Holdings, Inc.*	16,650	901,931
Graphic Packaging Holding Co.	87,747	1,097,715
International Paper Co.	40,939	2,317,147
Sealed Air Corp.	49,439	2,397,791
Sonoco Products Co.	37,070	2,036,997
WestRock Co.	98,503	5,256,120
		17,427,101
Diversified financial services—7.21%
Bank of America Corp.[1]	1,370,328	31,024,226
Citigroup, Inc.[1]	441,092	24,626,166
JPMorgan Chase & Co.[1]	348,915	29,528,677
Leucadia National Corp.	62,722	1,495,920
Voya Financial, Inc.	277,211	11,149,426
		97,824,415
Diversified telecommunication services—1.44%
AT&T, Inc.[1]	146,504	6,176,609
CenturyLink, Inc.	41,696	1,078,258
Verizon Communications, Inc.	250,908	12,297,001
		19,551,868
Electric utilities—1.44%
AES Corp.	420,578	4,811,412
American Electric Power Co., Inc.	23,197	1,486,000
Duke Energy Corp.	12,988	1,020,078
Edison International	21,565	1,571,657
Entergy Corp.	12,869	921,935
Exelon Corp.	59,301	2,127,720
FirstEnergy Corp.	65,151	1,975,378
Hawaiian Electric Industries, Inc.	52,130	1,745,313
NextEra Energy, Inc.	5,930	733,660
PG&E Corp.	13,970	864,603
The Southern Co.	29,980	1,481,911
Xcel Energy, Inc.	20,215	835,284
		19,574,951
Electrical equipment—0.74%
Eaton Corp. PLC	26,112	1,848,207
Emerson Electric Co.	139,935	8,208,587
		10,056,794
Electronic equipment, instruments & components—2.96%
Arrow Electronics, Inc.*	13,205	970,831
Corning, Inc.	565,736	14,986,347
Dolby Laboratories, Inc., Class A	24,680	1,182,419
Flex Ltd.*	328,873	5,153,440
	Number of Shares	Value
Common stocks—(continued)
Electronic equipment, instruments & components—(concluded)
Jabil Circuit, Inc.	85,011	$2,038,564
TE Connectivity Ltd.	213,298	15,858,706
		40,190,307
Energy equipment & services—0.47%
Ensco PLC, Class A	97,062	1,059,917
Halliburton Co.	49,200	2,783,244
Rowan Cos., PLC, Class A*,2	60,751	1,088,658
TechnipFMC PLC*	42,480	1,428,178
		6,359,997
Equity real estate investment trusts—6.12%
American Campus Communities, Inc.[2]	17,890	869,812
Camden Property Trust	12,850	1,073,874
Communications Sales & Leasing, Inc.*	217,942	5,727,516
EPR Properties	8,030	593,979
Equity Commonwealth*	59,580	1,837,447
Equity Residential	30,502	1,853,607
GGP, Inc.	24,470	607,835
Highwoods Properties Inc	46,310	2,380,797
Hospitality Properties Trust	25,870	805,333
Iron Mountain, Inc.	430,927	15,427,187
Kimco Realty Corp.[2]	36,440	906,992
Liberty Property Trust	32,720	1,256,121
Life Storage, Inc.	6,930	564,448
Mid-America Apartment Communities, Inc.	10,884	1,033,436
National Retail Properties, Inc.	16,940	738,584
Prologis, Inc.	29,045	1,418,848
Regency Centers Corp.	9,830	685,446
Ryman Hospitality Properties, Inc.	159,345	9,748,727
Sabra Health Care REIT, Inc.[2]	181,540	4,611,116
The GEO Group, Inc.	228,329	9,480,220
Ventas, Inc.	159,586	9,841,669
VEREIT, Inc.	171,300	1,461,189
Weingarten Realty Investors	26,436	941,915
Weyerhaeuser Co.	270,298	8,468,436
WP Carey, Inc.[2]	11,459	709,770
		83,044,304
Food & staples retailing—1.38%
CVS Health Corp.[2]	26,656	2,100,759
Wal-Mart Stores, Inc.	249,016	16,619,328
		18,720,087
Food products—0.30%
Bunge Ltd.	15,749	1,089,988
Mondelez International, Inc., Class A	37,386	1,655,452
Nomad Foods Ltd.*	90,553	929,980
The J.M. Smucker Co.	3,374	458,358
		4,133,778
Gas utilities—1.20%
AmeriGas Partners LP	123,447	6,074,827
National Fuel Gas Co.	180,789	10,151,302
		16,226,129

PACE Large Co Value Equity Investments

Portfolio of investments—January 31, 2017 (unaudited)

	Number of Shares	Value
Common stocks—(continued)
Health care equipment & supplies—0.15%
Baxter International, Inc.	27,530	$1,318,962
Medtronic PLC	9,870	750,318
		2,069,280
Health care providers & services—3.64%
Anthem, Inc.	39,106	6,027,799
Cardinal Health, Inc.	111,611	8,366,360
Centene Corp.*	6,710	424,542
Cigna Corp.	83,901	12,268,004
DaVita, Inc.*	42,161	2,687,764
Express Scripts Holding Co.*	47,391	3,264,292
Laboratory Corp. of America Holdings*	13,767	1,847,669
McKesson Corp.	18,525	2,577,754
MEDNAX, Inc.*,2	19,680	1,345,128
Owens & Minor, Inc.[2]	166,820	5,985,502
Premier, Inc., Class A*,2	15,461	492,587
UnitedHealth Group, Inc.	25,332	4,106,317
		49,393,718
Hotels, restaurants & leisure—1.04%
Cedar Fair LP	60,146	3,760,930
Choice Hotels International, Inc.	9,570	531,135
Darden Restaurants, Inc.[2]	10,911	799,558
DineEquity, Inc.	61,993	4,251,480
Hilton Worldwide Holdings, Inc.	83,233	4,792,556
		14,135,659
Household durables—0.26%
D.R. Horton, Inc.	34,372	1,028,067
Garmin Ltd.[2]	20,150	973,043
PulteGroup, Inc.	71,543	1,538,890
		3,540,000
Household products—0.79%
Kimberly-Clark Corp.	54,626	6,616,847
The Procter & Gamble Co.[1]	46,924	4,110,543
		10,727,390
Independent power and renewable electricity producers—0.19%
Calpine Corp.*	154,220	1,819,796
NRG Energy, Inc.	42,900	709,566
		2,529,362
Industrial conglomerates—0.69%
General Electric Co.[1]	188,173	5,588,738
Koninklijke Philips N.V.	127,293	3,739,868
		9,328,606
Insurance—7.45%
Allied World Assurance Co. Holdings AG	26,270	1,395,725
American Financial Group, Inc.	12,484	1,075,746
American International Group, Inc.	113,522	7,294,924
American National Insurance Co.	3,640	424,388
AmTrust Financial Services, Inc.	19,310	509,591
Arch Capital Group Ltd.*	11,490	1,015,141
Aspen Insurance Holdings Ltd.	35,180	1,984,152
	Number of Shares	Value
Common stocks—(continued)
Insurance—(concluded)
Assured Guaranty Ltd.	65,200	$2,536,932
Axis Capital Holdings Ltd.	219,809	14,069,974
Berkshire Hathaway, Inc., Class B*,1	118,791	19,498,355
Chubb Ltd.	37,225	4,894,715
Cincinnati Financial Corp.	11,065	780,968
CNA Financial Corp.	51,598	2,149,057
Everest Re Group Ltd.	3,669	806,923
First American Financial Corp.	51,880	1,949,650
Mercury General Corp.[2]	10,546	667,034
MetLife, Inc.	386,065	21,005,797
Old Republic International Corp.	90,880	1,890,304
ProAssurance Corp.	30,019	1,633,033
Prudential Financial, Inc.[1]	25,509	2,681,251
RenaissanceRe Holdings Ltd.	12,076	1,646,200
The Allstate Corp.	48,500	3,647,685
The Hanover Insurance Group, Inc.	20,452	1,716,741
The Travelers Cos., Inc.	14,715	1,733,133
Validus Holdings Ltd.	36,577	2,084,889
W.R. Berkley Corp.[2]	12,070	811,225
White Mountains Insurance Group Ltd.	1,380	1,255,469
		101,159,002
Internet & catalog retail—0.07%
Liberty Interactive Corp. QVC Group, Class A*	26,699	512,087
Liberty Ventures, Series A*	8,837	385,735
		897,822
Internet & direct marketing retail—0.02%
Liberty Expedia Holdings, Inc., Class A*	5,891	259,263
Internet software & services—1.45%
Alphabet, Inc., Class A*,1	11,890	9,752,059
eBay, Inc.*,1	271,860	8,653,304
Twitter, Inc.*,2	22,460	395,745
Yahoo!, Inc.*	20,500	903,435
		19,704,543
IT services—1.70%
Alliance Data Systems Corp.[2]	4,299	981,806
Cognizant Technology Solutions Corp., Class A*	177,439	9,331,517
Computer Sciences Corp.[1]	119,650	7,442,230
Conduent, Inc.*	29,539	441,903
CoreLogic, Inc.*	24,011	846,868
International Business Machines Corp.	7,370	1,286,212
Leidos Holdings, Inc.	55,505	2,682,002
		23,012,538
Leisure products—0.48%
Hasbro, Inc.	17,895	1,476,517
Mattel, Inc.[2]	28,040	734,928
Polaris Industries, Inc.[2]	50,941	4,282,610
		6,494,055
Machinery—2.20%
Caterpillar, Inc.[1]	28,810	2,755,965
Colfax Corp.*	14,310	558,090
Deere & Co.	12,910	1,382,016

PACE Large Co Value Equity Investments

Portfolio of investments—January 31, 2017 (unaudited)

	Number of Shares	Value
Common stocks—(continued)
Machinery—(concluded)
Dover Corp.	108,475	$8,433,931
Fortive Corp.	6,720	371,683
Kennametal, Inc.	12,250	437,815
Parker-Hannifin Corp.	37,790	5,560,043
Stanley Black & Decker, Inc.	56,763	7,038,612
Trinity Industries, Inc.	48,680	1,340,647
WABCO Holdings, Inc.*	17,777	1,938,226
		29,817,028
Media—5.18%
CBS Corp., Class B2	37,665	2,429,016
Cinemark Holdings, Inc.	262,716	11,165,430
Comcast Corp., Class A	42,746	3,223,903
Liberty Global PLC LiLAC, Class C*	68,202	1,522,268
Liberty Global PLC, Series C*	55,487	1,949,258
Liberty Media Corp., Class C*	27,230	977,285
News Corp., Class A	470,561	5,783,195
Omnicom Group, Inc.	222,226	19,033,657
Scripps Networks Interactive, Inc., Class A	10,134	771,805
The Interpublic Group Cos., Inc.	301,090	7,084,648
Time Warner, Inc.[1]	160,713	15,565,054
Viacom, Inc., Class B	19,820	835,215
		70,340,734
Metals & mining—1.66%
Barrick Gold Corp.	163,490	3,014,756
Compass Minerals International, Inc.[2]	104,086	8,701,590
Freeport-McMoRan, Inc.*	80,028	1,332,466
Newmont Mining Corp.[1]	77,469	2,810,575
Nucor Corp.	43,947	2,552,881
Steel Dynamics, Inc.	120,762	4,082,963
		22,495,231
Mortgage real estate investment trusts—0.30%
Annaly Capital Management, Inc.	117,560	1,201,463
MFA Financial, Inc.	175,921	1,388,017
Starwood Property Trust, Inc.[2]	66,480	1,479,845
		4,069,325
Multi-utilities—0.81%
Ameren Corp.	23,774	1,251,701
CenterPoint Energy, Inc.	82,168	2,153,623
Dominion Resources, Inc.	30,635	2,336,838
MDU Resources Group, Inc.	14,300	419,705
Vectren Corp.[2]	88,834	4,876,098
		11,037,965
Multiline retail—0.96%
Kohl's Corp.[2]	21,780	867,497
Macy's, Inc.	30,120	889,745
Target Corp.	175,644	11,325,525
		13,082,767
	Number of Shares	Value
Common stocks—(continued)
Oil, gas & consumable fuels—13.53%
Anadarko Petroleum Corp.	31,635	$2,199,582
Antero Resources Corp.*	21,680	529,209
Apache Corp.	33,148	1,982,913
BP PLC, ADR[2]	139,625	5,023,707
Canadian Natural Resources Ltd.	127,542	3,855,595
Cenovus Energy, Inc.	447,275	6,096,358
Chevron Corp.[1]	180,722	20,123,395
ConocoPhillips	143,469	6,995,548
Devon Energy Corp.	31,890	1,452,271
Diamondback Energy, Inc.*	61,764	6,495,720
Energen Corp.*	39,727	2,140,888
EOG Resources, Inc.	26,150	2,656,317
EQT Corp.	51,320	3,111,532
Exxon Mobil Corp.[1]	271,923	22,811,620
Gulfport Energy Corp.*	125,456	2,622,030
Hess Corp.	21,250	1,151,325
HollyFrontier Corp.	38,479	1,114,737
Kinder Morgan, Inc.	68,618	1,532,926
Magellan Midstream Partners LP	92,389	7,393,892
Marathon Oil Corp.	324,331	5,432,544
Marathon Petroleum Corp.	358,067	17,205,119
Murphy Oil Corp.[2]	156,280	4,518,055
Newfield Exploration Co.*	41,030	1,644,482
Noble Energy, Inc.	32,500	1,292,200
Occidental Petroleum Corp.	128,216	8,689,198
Parsley Energy, Inc., Class A*	58,237	2,051,107
Phillips 66	73,243	5,978,094
QEP Resources, Inc.*	76,127	1,327,655
Rice Energy, Inc.*	50,593	1,003,259
Royal Dutch Shell PLC, Class A, ADR	176,820	9,617,240
Spectra Energy Partners LP	196,591	8,913,436
Targa Resources Corp.	14,940	860,843
Tesoro Corp.	51,503	4,164,017
The Williams Cos., Inc.	28,400	819,056
Valero Energy Corp.	128,954	8,480,015
WildHorse Resource Development Corp.*	60,779	883,119
World Fuel Services Corp.	33,560	1,492,749
		183,661,753
Personal products—0.71%
Edgewell Personal Care Co.*	11,250	886,950
Nu Skin Enterprises, Inc., Class A	16,830	873,140
Unilever PLC, ADR[2]	191,641	7,878,362
		9,638,452
Pharmaceuticals—4.55%
Abbott Laboratories	66,671	2,784,848
Allergan PLC*	3,770	825,215
Johnson & Johnson[1]	149,135	16,889,539
Mallinckrodt PLC*	10,670	519,949
Merck & Co., Inc.[1]	264,895	16,420,841
Mylan NV*	148,443	5,648,256
Pfizer, Inc.[1]	398,559	12,646,277
Sanofi, ADR	93,825	3,826,184
Shire PLC, ADR	13,278	2,228,181
		61,789,290

PACE Large Co Value Equity Investments

Portfolio of investments—January 31, 2017 (unaudited)

	Number of Shares	Value
Common stocks—(continued)
Professional services—0.04%
The Dun & Bradstreet Corp.	4,480	$549,338
Real estate management & development—0.03%
Jones Lang LaSalle, Inc.	3,737	385,023
Road & rail—0.74%
Kansas City Southern	5,064	435,048
Union Pacific Corp.	90,301	9,624,281
		10,059,329
Semiconductors & semiconductor equipment—3.41%
Intel Corp.[1]	529,058	19,479,916
KLA-Tencor Corp.	41,991	3,573,854
Lam Research Corp.	10,181	1,169,390
Marvell Technology Group Ltd.	129,630	1,927,598
Micron Technology, Inc.*	42,370	1,021,541
QUALCOMM, Inc.[1]	213,938	11,430,707
Teradyne, Inc.	56,240	1,596,091
Texas Instruments, Inc.	79,702	6,020,689
Versum Materials, Inc.*	3,955	110,542
		46,330,328
Software—2.87%
ANSYS, Inc.*	7,530	702,248
Microsoft Corp.	337,261	21,803,923
Oracle Corp.	353,655	14,185,102
Symantec Corp.	83,236	2,293,152
		38,984,425
Specialty retail—1.05%
Bed, Bath & Beyond, Inc.[2]	10,060	405,921
Best Buy Co., Inc.	64,634	2,877,505
Staples, Inc.	719,735	6,621,562
The Gap, Inc.[2]	52,894	1,218,149
The Home Depot, Inc.	22,867	3,146,042
		14,269,179
Technology hardware, storage & peripherals—3.02%
Apple, Inc.[1]	85,767	10,407,826
Hewlett Packard Enterprise Co.[1]	710,478	16,113,641
HP, Inc.	407,308	6,129,985
NetApp, Inc.	45,660	1,749,691
Seagate Technology PLC[2]	80,150	3,618,773
Western Digital Corp.	24,110	1,922,290
Xerox Corp.	147,697	1,023,540
		40,965,746
Textiles, apparel & luxury goods—0.21%
Coach, Inc.	25,070	936,364
PVH Corp.	13,564	1,272,439
Ralph Lauren Corp.[2]	7,350	649,961
		2,858,764
Tobacco—0.18%
Philip Morris International, Inc.[1]	25,340	2,435,934
	Number of Shares	Value
Common stocks—(concluded)
Trading companies & distributors—1.90%
Air Lease Corp.	14,675	$533,876
Aircastle Ltd.	189,736	4,231,113
Fastenal Co.[2]	247,034	12,272,649
MSC Industrial Direct Co., Inc., Class A	14,080	1,438,272
W.W. Grainger, Inc.[2]	29,072	7,342,715
		25,818,625
Total common stocks (cost—$1,336,487,401)		1,512,120,624
	Number of Rights
Rights—0.00%†
Safeway Casa Ley CVR*,2,3,4	35,500	8,875
Safeway PDC LLC CVR*,2,3,4	35,500	710
Total rights (cost—$37,630)		9,585
	Face Amount
Repurchase agreement—1.30%
Repurchase agreement dated 01/31/17 with State Street Bank and Trust Co., 0.010% due 02/01/17, collateralized by $17,694,967 US Treasury Notes, 1.000% to 3.750% due 05/15/18 to 12/31/19; (value—$18,011,370); proceeds: $17,658,005 (cost—$17,658,000)	$17,658,000	17,658,000
	Number of Shares
Investment of cash collateral from securities loaned—0.29%
Money market fund—0.29%
State Street Institutional U.S. Government Money Market Fund (cost—$3,867,833)	3,867,833	3,867,833
Total investments before investments sold short (cost—$1,358,050,864)—113.00%		1,533,656,042
Investments sold short—(12.93)%
Common stocks—(12.93)%
Aerospace & defense—(0.05)%
Huntington Ingalls Industries, Inc.	(3,710)	(719,592)
Auto components—(0.16)%
Autoliv, Inc.	(12,942)	(1,496,872)
Dorman Products, Inc.	(9,010)	(621,870)
		(2,118,742)
Banks—(1.20)%
Comerica, Inc.	(17,490)	(1,181,100)
Community Bank System, Inc.	(24,297)	(1,417,973)
Cullen/Frost Bankers, Inc.	(7,394)	(661,024)

PACE Large Co Value Equity Investments

Portfolio of investments—January 31, 2017 (unaudited)

	Number of Shares	Value
Investments sold short—(continued)
Common stocks—(continued)
Banks—(concluded)
CVB Financial Corp.	(47,964)	$(1,081,108)
First Financial Bankshares, Inc.	(34,798)	(1,484,135)
Glacier Bancorp, Inc.	(17,805)	(632,612)
KeyCorp	(86,750)	(1,558,897)
M&T Bank Corp.	(7,866)	(1,278,776)
People's United Financial, Inc.	(41,119)	(770,981)
SVB Financial Group	(6,920)	(1,191,832)
Trustmark Corp.	(23,097)	(776,521)
UMB Financial Corp.	(9,503)	(733,061)
United Bankshares, Inc.	(37,663)	(1,687,302)
Westamerica BanCorp.	(23,845)	(1,353,204)
Zions BanCorp.	(10,763)	(454,091)
		(16,262,617)
Beverages—(0.05)%
Molson Coors Brewing Co., Class B	(7,590)	(732,587)
Biotechnology—(0.01)%
Alnylam Pharmaceuticals, Inc.	(4,810)	(192,352)
Capital markets—(0.46)%
E*TRADE Financial Corp.	(26,920)	(1,008,154)
FactSet Research Systems, Inc.	(3,996)	(691,508)
TD Ameritrade Holding Corp.	(19,063)	(879,758)
Thomson Reuters Corp.	(82,860)	(3,715,442)
		(6,294,862)
Chemicals—(0.56)%
Air Products & Chemicals, Inc.	(4,275)	(597,474)
Albemarle Corp.	(8,310)	(769,838)
Axalta Coating Systems Ltd.	(51,708)	(1,499,532)
Balchem Corp.	(12,535)	(1,068,483)
FMC Corp.	(11,061)	(665,430)
Ingevity Corp.	(13,693)	(761,194)
NewMarket Corp.	(2,486)	(1,071,889)
Platform Specialty Products Corp.	(94,230)	(1,143,952)
		(7,577,792)
Commercial services & supplies—(0.18)%
Mobile Mini, Inc.	(32,658)	(1,063,018)
Rollins, Inc.	(40,881)	(1,441,464)
		(2,504,482)
Communications equipment—(0.17)%
Arista Networks, Inc.	(11,386)	(1,070,284)
ViaSat, Inc.	(18,890)	(1,226,150)
		(2,296,434)
Construction & engineering—(0.30)%
AECOM	(43,110)	(1,592,053)
Jacobs Engineering Group, Inc.	(10,584)	(619,693)
Valmont Industries, Inc.	(12,530)	(1,804,320)
		(4,016,066)
Construction materials—(0.04)%
Vulcan Materials Co.	(4,450)	(571,068)
	Number of Shares	Value
Investments sold short—(continued)
Common stocks—(continued)
Consumer finance—(0.17)%
Navient Corp.	(154,039)	$(2,316,747)
Containers & packaging—(0.22)%
AptarGroup, Inc.	(8,392)	(612,364)
Ball Corp.	(22,323)	(1,702,352)
Sonoco Products Co.	(13,223)	(726,604)
		(3,041,320)
Electrical equipment—(0.13)%
Emerson Electric Co.	(16,041)	(940,965)
Rockwell Automation, Inc.	(5,615)	(830,964)
		(1,771,929)
Electronic equipment, instruments & components—(0.29)%
Itron, Inc.	(24,736)	(1,526,211)
National Instruments Corp.	(43,497)	(1,366,676)
Trimble, Inc.	(23,503)	(696,159)
Zebra Technologies Corp., Class A	(4,620)	(386,555)
		(3,975,601)
Energy equipment & services—(0.57)%
Helmerich & Payne, Inc.	(15,440)	(1,098,710)
Nabors Industries Ltd.	(32,760)	(532,350)
National Oilwell Varco, Inc.	(21,724)	(821,384)
Patterson-UTI Energy, Inc.	(66,270)	(1,858,211)
Superior Energy Services, Inc.	(73,140)	(1,292,384)
Transocean Ltd.	(48,845)	(682,365)
Weatherford International PLC	(268,060)	(1,396,593)
		(7,681,997)
Equity real estate investment trusts—(0.22)%
HCP, Inc.	(23,990)	(727,377)
Host Hotels & Resorts, Inc.	(5,800)	(104,806)
Realty Income Corp.	(11,071)	(660,164)
SL Green Realty Corp.	(7,784)	(848,222)
Ventas, Inc.	(10,030)	(618,550)
		(2,959,119)
Food & staples retailing—(0.22)%
Casey's General Stores, Inc.	(8,937)	(1,026,861)
PriceSmart, Inc.	(14,600)	(1,236,620)
Walgreens Boots Alliance, Inc.	(8,510)	(697,310)
		(2,960,791)
Food products—(0.22)%
Blue Buffalo Pet Products, Inc.	(36,155)	(876,759)
Snyder's-Lance, Inc.	(27,539)	(1,056,947)
TreeHouse Foods, Inc.	(13,798)	(1,046,992)
		(2,980,698)
Gas utilities—(0.07)%
UGI Corp.	(20,660)	(958,004)

PACE Large Co Value Equity Investments

Portfolio of investments—January 31, 2017 (unaudited)

	Number of Shares	Value
Investments sold short—(continued)
Common stocks—(continued)
Health care equipment & supplies—(0.24)%
Intuitive Surgical, Inc.	(828)	$(573,547)
The Cooper Cos., Inc.	(11,268)	(2,080,186)
West Pharmaceutical Services, Inc.	(6,930)	(586,486)
		(3,240,219)
Health care providers & services—(0.28)%
AmerisourceBergen Corp.	(10,520)	(918,186)
Envision Healthcare Corp.	(11,470)	(779,960)
HCA Holdings, Inc.	(16,008)	(1,285,122)
Henry Schein, Inc.	(5,082)	(812,408)
		(3,795,676)
Health care technology—(0.17)%
Medidata Solutions, Inc.	(21,802)	(1,080,071)
Veeva Systems, Inc., Class A	(27,908)	(1,181,346)
		(2,261,417)
Hotels, restaurants & leisure—(1.20)%
Aramark	(21,908)	(741,367)
Buffalo Wild Wings, Inc.	(5,840)	(881,840)
Carnival Corp.	(17,550)	(971,919)
Chipotle Mexican Grill, Inc.	(2,102)	(885,867)
Cracker Barrel Old Country Store, Inc.	(8,818)	(1,393,773)
Hyatt Hotels Corp., Class A	(16,270)	(890,132)
International Game Technology PLC	(45,780)	(1,209,050)
Jack in the Box, Inc.	(6,369)	(687,342)
Marriott International, Inc., Class A	(18,600)	(1,573,560)
MGM Resorts International	(98,772)	(2,844,633)
Panera Bread Co., Class A	(4,407)	(921,327)
SeaWorld Entertainment, Inc.	(91,854)	(1,663,476)
Texas Roadhouse, Inc.	(12,173)	(567,749)
The Cheesecake Factory, Inc.	(16,865)	(1,016,285)
		(16,248,320)
Household products—(0.05)%
Colgate-Palmolive Co.	(10,166)	(656,520)
Independent power and renewable electricity producers—(0.05)%
Ormat Technologies, Inc.	(12,803)	(687,521)
Industrial conglomerates—(0.04)%
Roper Technologies, Inc.	(3,020)	(579,387)
Insurance—(0.56)%
Arthur J Gallagher & Co.	(26,830)	(1,444,259)
Brown & Brown, Inc.	(44,490)	(1,874,364)
FNF Group	(20,150)	(712,504)
Mercury General Corp.	(19,441)	(1,229,643)
RLI Corp.	(23,336)	(1,386,625)
XL Group Ltd.	(25,334)	(951,798)
		(7,599,193)
Internet & catalog retail—(0.09)%
Expedia, Inc.	(3,070)	(373,281)
Wayfair, Inc., Class A	(21,050)	(874,838)
		(1,248,119)
	Number of Shares	Value
Investments sold short—(continued)
Common stocks—(continued)
IT services—(0.04)%
Wipro Ltd., ADR	(54,583)	$(503,801)
Leisure products—(0.08)%
Mattel, Inc.	(42,323)	(1,109,286)
Machinery—(0.69)%
AGCO Corp.	(14,340)	(900,552)
CNH Industrial N.V.	(194,917)	(1,746,456)
Deere & Co.	(17,651)	(1,889,540)
Flowserve Corp.	(23,570)	(1,158,701)
Lincoln Electric Holdings, Inc.	(8,200)	(683,634)
Oshkosh Corp.	(6,791)	(472,858)
The Middleby Corp.	(9,212)	(1,236,066)
The Timken Co.	(11,260)	(499,944)
Wabtec Corp.	(8,591)	(744,324)
		(9,332,075)
Media—(0.38)%
Comcast Corp., Class A	(43,020)	(3,244,568)
Discovery Communications, Inc., Class C	(12,390)	(343,327)
Live Nation Entertainment, Inc.	(16,380)	(468,796)
Twenty-First Century Fox, Inc., Class A	(33,192)	(1,041,565)
		(5,098,256)
Metals & mining—(0.03)%
Royal Gold, Inc.	(5,461)	(394,120)
Multi-utilities—(0.05)%
NiSource, Inc.	(29,420)	(658,125)
Oil, gas & consumable fuels—(1.20)%
Apache Corp.	(27,217)	(1,628,121)
Continental Resources, Inc.	(25,030)	(1,215,457)
Diamondback Energy, Inc.	(13,810)	(1,452,398)
Hess Corp.	(27,981)	(1,516,010)
Kosmos Energy Ltd.	(39,940)	(261,207)
Laredo Petroleum, Inc.	(101,674)	(1,377,683)
Matador Resources Co.	(61,805)	(1,627,326)
Murphy Oil Corp.	(47,848)	(1,383,286)
Newfield Exploration Co.	(13,413)	(537,593)
PBF Energy, Inc., Class A	(22,760)	(527,804)
QEP Resources, Inc.	(67,720)	(1,181,037)
SM Energy Co.	(39,200)	(1,195,992)
Spectra Energy Corp.	(19,857)	(827,044)
Whiting Petroleum Corp.	(63,980)	(709,538)
WPX Energy, Inc.	(61,590)	(857,949)
		(16,298,445)
Pharmaceuticals—(0.11)%
Bristol-Myers Squibb Co.	(14,276)	(701,808)
Endo International PLC	(70,270)	(860,105)
		(1,561,913)
Real estate management & development—(0.04)%
The Howard Hughes Corp.	(5,560)	(592,752)

PACE Large Co Value Equity Investments

Portfolio of investments—January 31, 2017 (unaudited)

	Number of Shares	Value
Investments sold short—(continued)
Common stocks—(continued)
Road & rail—(0.26)%
Heartland Express, Inc.	(45,775)	$(942,965)
Hertz Global Holdings, Inc.	(15,060)	(315,808)
JB Hunt Transport Services, Inc.	(5,673)	(562,081)
Old Dominion Freight Line, Inc.	(12,931)	(1,141,549)
Ryder System, Inc.	(7,140)	(554,064)
		(3,516,467)
Semiconductors & semiconductor equipment—(0.27)%
Broadcom Ltd.	(5,330)	(1,063,335)
Cavium, Inc.	(11,638)	(770,552)
Cypress Semiconductor Corp.	(152,120)	(1,795,016)
		(3,628,903)
Software—(0.76)%
ACI Worldwide, Inc.	(80,410)	(1,559,954)
Activision Blizzard, Inc.	(21,160)	(850,844)
Autodesk, Inc.	(18,839)	(1,532,364)
Blackbaud, Inc.	(16,176)	(1,061,307)
FireEye, Inc.	(56,510)	(765,710)
Guidewire Software, Inc.	(20,929)	(1,095,215)
Proofpoint, Inc.	(15,411)	(1,235,346)
PTC, Inc.	(28,010)	(1,472,486)
Synchronoss Technologies, Inc.	(17,547)	(675,910)
		(10,249,136)
Specialty retail—(0.20)%
L Brands, Inc.	(8,430)	(507,570)
Monro Muffler Brake, Inc.	(20,527)	(1,229,567)
Penske Automotive Group, Inc.	(18,680)	(1,015,445)
		(2,752,582)
	Number of Shares	Value
Investments sold short—(concluded)
Common stocks—(concluded)
Technology hardware, storage & peripherals—(0.07)%
Electronics For Imaging, Inc.	(20,062)	$(901,586)
Textiles, apparel & luxury goods—(0.16)%
Coach, Inc.	(16,094)	(601,111)
Columbia Sportswear Co.	(12,150)	(660,595)
lululemon athletica, Inc.	(12,960)	(874,930)
		(2,136,636)
Thrifts & mortgage finance—(0.13)%
New York Community Bancorp, Inc.	(115,228)	(1,750,313)
Tobacco—(0.07)%
Reynolds American, Inc.	(16,769)	(1,008,320)
Transportation infrastructure—(0.03)%
Macquarie Infrastructure Corp.	(5,985)	(448,815)
Wireless telecommunication services—(0.39)%
Sprint Corp.	(203,380)	(1,877,197)
T-Mobile US, Inc.	(54,500)	(3,393,715)
		(5,270,912)
Total investments sold short (proceeds—$150,888,416)		(175,461,615)
Liabilities in excess of other assets—(0.07)%		(913,394)
Net assets—100.00%		$1,357,281,033

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 239.

Aggregate cost for federal income tax purposes before investments sold short was substantially the same for book purposes; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$209,079,025
Gross unrealized depreciation	(33,473,847)
Net unrealized appreciation	$175,605,178

PACE Large Co Value Equity Investments

Portfolio of investments—January 31, 2017 (unaudited)

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of January 31, 2017 in valuing the Portfolio's investments. In the event a Portfolio holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments.

Assets Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$1,512,120,624	$—	$—	$1,512,120,624
Rights	—	—	9,585	9,585
Repurchase agreement	—	17,658,000	—	17,658,000
Investment of cash collateral from securities loaned	—	3,867,833	—	3,867,833
Total	$1,512,120,624	$21,525,833	$9,585	$1,533,656,042
Liabilities
Investments sold short	$(175,461,615)	$—	$—	$(175,461,615)

At January 31, 2017, there were no transfers between Level 1 and Level 2.

Level 3 rollforward disclosure

The following is a rollforward of the Portfolio's investments that was valued using unobservable inputs for the period ended January 31, 2017:

Rights
Beginning balance	$37,762
Purchases	—
Issuances	—
Sales	—
Accrued discounts/(premiums)	—
Total realized gain/(loss)	—
Net change in unrealized appreciation/depreciation	(28,177)
Transfers into Level 3	—
Transfers out of Level 3	—
Ending balance	$9,585

The change in net unrealized appreciation/depreciation relating to the Level 3 investments held at January 31, 2017 was $(28,177).

Portfolio footnotes

*  Non-income producing security.

†  Amount represents less than 0.005%

1  Security, or portion thereof, pledged as collateral for investments sold short.

2  Security, or portion thereof, was on loan at the period end.

3  Illiquid investment at the period end.

4  Security is being fair valued by a valuation committee under the direction of the board of trustees.

See accompanying notes to financial statements.

PACE Large Co Growth Equity Investments

Performance (Unaudited)

For the six months ended January 31, 2017, the Portfolio's Class P shares returned 0.18% before the deduction of the maximum PACE Select program fee.1 In comparison, the Russell 1000 Growth Index (the "benchmark") gained 4.28%, and the Lipper Large-Cap Growth Funds category posted a median return of 3.43%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 147. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 2.

Subadvisors' comments (Unaudited)2

Jackson Square

Our portion of the Portfolio underperformed the benchmark during the reporting period. Weak results in the consumer discretionary and healthcare sectors overshadowed strong performance in consumer staples and financials sectors.

In terms of individual holdings, the largest detractors from performance were Liberty Interactive Corporation QVC, Novo Nordisk A/S and TripAdvisor, Inc. Liberty Interactive Corporation QVC experienced significant headwinds in the choppy retail environment leading to earnings revisions and a falling share price. The company has maintained stable viewership, performed well in its international segments and has upside potential from the acquisition of Zulily. We, therefore, do not believe the company is in permanent decline and anticipate a return to growth.

The top contributors to performance included Symantec Corp., MasterCard, Inc. and Intercontinental Exchange, Inc. Symantec's acquisition of LifeLock, which the market has been positive on, should help to revive its consumer security segment. With the addition of LifeLock, Symantec can now offer consumers a robust product suite, ranging from identity protection to recovery services. Overall, we like the risk/reward profile of this business and believe that Symantec is uniquely positioned to be a leader in the ever-important cybersecurity market.

Derivatives were not used during the reporting period.

1  Class P shares held through the PACE Select Advisors Program are subject to a maximum Program fee of 2.50%, which, if included, would have reduced performance. Class P shares held through other advisory programs also may be subject to a program fee, which, if included, would have reduced performance.

2  All Sub advisors discuss performance on a gross-of-fees basis—meaning that no fees or expenses are reflected in their sleeves'/sleeve's performance. Alternately, Portfolio performance is shown net of fees, which does factor in fees and expenses associated with the Portfolio.

PACE Select Advisors Trust – PACE Large Co Growth Equity Investments

Investment Manager:

UBS Asset Management (Americas) Inc. ("UBS AM")

Investment Subadvisors:

Jackson Square Partners, LLC ("Jackson Square");

Mar Vista Investment Partners ("Mar Vista");

J.P. Morgan Investment Management Inc. ("J.P. Morgan")

Portfolio Management Team:

UBS AM: Mabel Lung, CFA, Fred Lee, CFA, Vincent Russo, Mayoor Joshi and Diana To

Jackson Square: Jeffrey Van Harte, Christopher Bonavico, Daniel Prislin and Christopher Ericksen;

Mar Vista: Brian L. Massey and Silas A. Myers;

J.P. Morgan: Gregory B. Luttrell and Joseph Wilson

Objective:

Capital appreciation

Investment process:

Jackson Square: The Portfolio invests primarily in common stocks of large capitalization growth-oriented companies that the Portfolio believes have long-term capital appreciation potential and are expected to grow faster than the US economy. Using a bottom-up approach, the Portfolio seeks to select securities of companies that it believes have attractive large end-market potential, dominant business models and strong free cash flow generation that are attractively priced

(continued on next page)

PACE Large Co Growth Equity Investments

Subadvisors' comments (Unaudited) – continued

Mar Vista Investment Partners

Our portion of the Portfolio underperformed the benchmark during the reporting period. Most of the underperformance occurred during the weeks following the November elections and in January 2017, when many of our competitively advantaged businesses underperformed the sharp rally by lower-quality cyclical businesses.

As is the nature of a highly concentrated strategy, our segment's performance can be decidedly out of step with the market when our types of businesses are not in favor. The following stocks, which the Portfolio has owned an average of five years and comprise almost one-third of our portion of the portfolio, each declined during the period: American Tower, TransDigm Group, Markel, Unilever and Allergan. We believe the earnings power for each of these businesses will be substantially larger and their stock prices will more appropriately reflect the value creation over our long time horizon. On the upside, our segment's investments in financials, technology and energy rallied during the period, led by our holdings in U.S. Bank, Berkshire Hathaway, Adobe, Facebook and Schlumberger.

Over time, the expected returns of our portion of the Portfolio should reflect two components: (1) the intrinsic value growth of our businesses and (2) the discount we are paying relative to fair value. There will be times when the sentiment pendulum swings towards optimism and portfolio returns exceed the underlying intrinsic value growth, and discounts to intrinsic value contract. Conversely, fear, skepticism and lower stock prices provide opportunities for both higher expected returns and less risk. Judging by our relatively narrow average discount to intrinsic value, we think the pendulum sits on the more optimistic side of the scale. Our 17% portfolio average discount to intrinsic value continues to be at the lower end of the last decade. In addition, the number of stocks that are trading below our estimate of fair value is smaller the norm.

Our team claims no special skill in predicting the market's direction. However, over time we believe a patient, high-conviction portfolio composed of competitively advantaged businesses with stock prices that represent an appropriate discount to intrinsic value will generate excess risk-adjusted returns.

Derivatives were not used during the reporting period.

J.P. Morgan

Our portion of the Portfolio outperformed the benchmark during the reporting period. It was generally a favorable environment for our style, save for the fourth quarter of 2016, when our segment's underexposure to the cyclical rally post-election weighed on performance. However, this was more than offset by strong performance in August and September 2016, as well as in January 2017.

Positive stock selection was the primary driver of results over the reporting period as a whole, with holdings in the consumer discretionary and financial

Investment process
(continued)

compared to the intrinsic value of the securities. The Portfolio also considers a company's operational efficiencies, management's plans for capital allocation and the company's shareholder orientation.

Mar Vista: The Portfolio employs a bottom-up approach to stock selection, seeking high quality growth companies whose stocks are trading at discounts to fair value. The Portfolio looks for companies with sustainable competitive advantages and opportunities to grow and reinvest capital at higher rates than their cost of capital. The Portfolio also seeks to invest in companies with management teams with a proven ability to allocate capital in ways that maximize shareholder value. The Portfolio's investment approach seeks to balance both the protection of capital as well as the appreciation potential of a stock.

J.P. Morgan: The Portfolio invests primarily in a focused portfolio of equity securities of large capitalization companies. The Portfolio considers large capitalization companies to be companies with market capitalizations equal to those within the universe of the Russell 1000 Growth Index at the time of purchase. Although the Portfolio will invest primarily in equity securities of U.S. companies, it may invest in foreign securities, including depositary receipts. The Portfolio utilizes a

(continued on next page)

PACE Large Co Growth Equity Investments

Subadvisors' comments (Unaudited) – concluded

services sectors contributing the most. In contrast, stock selection in the producer durables and materials & processing sectors weighed on performance. From an individual stock level, overweight positions in Charles Schwab and Broadcom were the top individual contributors during the period. An underweight position in Apple and a position in Acuity Brands detracted from relative performance. With the exception of Acuity Brands, our portion of the Portfolio continues to hold positions in the securities mentioned above.

We continue to focus on identifying companies that possess these three key characteristics: 1) a large addressable market undergoing meaningful change, 2) a sustainable competitive advantage and is executing well, and 3) positive earnings revisions. We continue to find attractive opportunities in technology and financial services, which represent our largest overweight exposures. The largest underweight exposures in our portion of the Portfolio are consumer staples and producer durables.

Derivatives were not used during the reporting period.

Investment process
(concluded)

combination of qualitative analysis and quantitative metrics in order to seek to achieve target returns which are higher than those of the fund's benchmark while attempting to maintain a moderate risk profile.

Special considerations

The Portfolio may be appropriate for long-term investors seeking capital appreciation who are able to withstand short-term fluctuations in the equity markets in return for potentially higher returns over the long term. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions, and other political, social and economic developments, as well as specific matters relating to the companies in whose securities the Portfolio invests. Also, to the extent the Portfolio invests a large portion of its assets in a particular sector, the Portfolio may experience greater volatility and risk of loss due to unfavorable developments in that sector. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan.

PACE Large Co Growth Equity Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 01/31/17	6 months	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	0.12%	9.52%	11.88%	6.35%
Class C2	(0.34)	8.59	10.95	5.47
Class Y3	0.19	9.81	12.17	6.66
Class P4	0.18	9.76	12.17	6.63
After deducting maximum sales charge
Class A1	(5.38)	3.50	10.62	5.75
Class C2	(1.30)	7.59	10.95	5.47
Russell 1000 Growth Index[5]	4.28	17.23	13.93	8.42
Lipper Large-Cap Growth Funds median	3.43	13.58	12.58	7.40

Most recent calendar quarter-end returns (unaudited)

Average annual total returns for periods ended 12/31/16	6 months	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	2.52%	0.73%	12.58%	6.42%
Class C2	2.07	(0.11)	11.65	5.55
Class Y3	2.65	1.00	12.87	6.74
Class P4	2.65	0.99	12.87	6.71
After deducting maximum sales charge
Class A1	(3.12)	(4.81)	11.32	5.82
Class C2	1.09	(1.07)	11.65	5.55

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 28, 2016 prospectuses, were as follows: Class A—1.19% and 1.19%; Class C—2.00% and 2.00%; Class Y—0.92% and 0.92%; and Class P—0.93% and 0.93% Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Asset Management (Americas) Inc. ("UBS AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated to waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses of each class through November 30, 2017 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) would not exceed Class A—1.30%; Class C—2.05%; Class Y—1.05%; and Class P—1.05% The Portfolio has agreed to repay UBS AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed these expense caps. The fee waiver/expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS AM. Upon termination of the agreement, however, UBS AM's three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees of 0.25% annually.

2  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees of 0.25% and 0.75% annually, respectively."

3  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees."

4  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance."

5  The Russell 1000 Growth Index measures the performance of the large-cap growth segment of the US equity universe. It includes those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Growth Index is constructed to provide a comprehensive and unbiased barometer for the large-cap growth segment. The Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect growth characteristics. Investors should note that indices do not reflect the deduction of fees and expenses.

Prior to February 17, 2015, if an investor sold or exchanged shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged was deducted at the time of the transaction, except as noted otherwise in the prospectus. For sales or exchanges taking place on or after February 17, 2015 but prior to August 3, 2015, there is a reduction in the redemption holding period from 90 days to 30 days. Effective August 3, 2015, the 1.00% redemption fee imposed on sales or exchanges of any class of shares of the portfolios made during the holding periods specified in the prospectus was eliminated. Please refer to the prospectus for further information."

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

PACE Large Co Growth Equity Investments

Portfolio statistics—January 31, 2017 (unaudited)

Top ten holdings[1]	Percentage of net assets
Berkshire Hathaway, Inc., Class B	4.7%
Facebook, Inc., Class A	4.6
Allergan PLC	4.3
American Tower Corp.	4.0
Alphabet, Inc., Class C	3.2
Markel Corp.	3.0
Intuit, Inc.	2.8
Honeywell International, Inc.	2.8
Alphabet, Inc., Class A	2.6
Amazon.com, Inc.	2.6
Total	34.6%
Top five issuer breakdown by country or territory of origin[1]	Percentage of net assets
United States	89.2%
Ireland	4.3
Curacao	2.5
Netherlands	1.6
United Kingdom	1.6
Total	99.2%
Sectors[1]	Percentage of net assets
Information Technology	33.3%
Financials	19.8
Consumer Discretionary	13.8
Health Care	13.8
Industrials	7.9
Consumer Staples	4.1
Energy	2.9
Materials	2.5
Total	98.1%

1  The Portfolio is actively managed and its composition will vary over time.

PACE Large Co Growth Equity Investments

Portfolio of investments—January 31, 2017 (unaudited)

	Number of Shares	Value
Common stocks—98.08%
Aerospace & defense—2.28%
TransDigm Group, Inc.	128,047	$27,709,371
Banks—1.62%
US Bancorp	373,354	19,657,088
Beverages—0.41%
Monster Beverage Corp.*	117,766	5,016,832
Biotechnology—3.68%
Biogen, Inc.*	50,127	13,897,209
Celgene Corp.*	175,977	20,439,729
Gilead Sciences, Inc.	52,536	3,806,233
Vertex Pharmaceuticals, Inc.*	76,057	6,531,015
		44,674,186
Capital markets—3.53%
Intercontinental Exchange, Inc.	404,767	23,622,202
The Charles Schwab Corp.	466,355	19,232,480
		42,854,682
Chemicals—2.53%
Air Products & Chemicals, Inc.	34,731	4,854,004
Ecolab, Inc.	215,290	25,862,788
		30,716,792
Diversified financial services—4.66%
Berkshire Hathaway, Inc., Class B*	344,495	56,545,409
Energy equipment & services—2.49%
Schlumberger Ltd.	360,389	30,168,163
Equity real estate investment trusts—6.83%
American Tower Corp.	471,330	48,782,655
Crown Castle International Corp.	185,736	16,313,193
Equinix, Inc.[1]	45,929	17,681,746
		82,777,594
Food & staples retailing—0.53%
Walgreens Boots Alliance, Inc.	78,931	6,467,606
Food products—1.54%
Mondelez International, Inc., Class A	420,927	18,638,648
Health care equipment & supplies—1.31%
DENTSPLY SIRONA, Inc.	162,537	9,215,848
Intuitive Surgical, Inc.*,1	9,657	6,689,307
		15,905,155
Health care providers & services—0.80%
UnitedHealth Group, Inc.	59,569	9,656,135
Hotels, restaurants & leisure—3.05%
Las Vegas Sands Corp.	111,088	5,841,007
Starbucks Corp.	563,481	31,115,421
		36,956,428
	Number of Shares	Value
Common stocks—(continued)
Industrial conglomerates—3.31%
Honeywell International, Inc.	288,318	$34,113,786
Roper Industries, Inc.	31,170	5,979,964
		40,093,750
Insurance—3.01%
Markel Corp.*	39,504	36,541,200
Internet & catalog retail—5.35%
Amazon.com, Inc.*	37,953	31,253,536
Liberty Interactive Corp. QVC Group, Class A*	727,815	13,959,492
The Priceline Group, Inc.*	5,885	9,269,640
TripAdvisor, Inc.*	196,279	10,383,159
		64,865,827
Internet software & services—11.73%
Alphabet, Inc., Class A*	39,089	32,060,407
Alphabet, Inc., Class C*	48,442	38,598,101
eBay, Inc.*	501,882	15,974,904
Facebook, Inc., Class A*	427,250	55,679,220
		142,312,632
IT services—6.33%
MasterCard, Inc., Class A	266,140	28,298,666
PayPal Holdings, Inc.*	672,508	26,752,368
Visa, Inc., Class A1	262,710	21,728,744
		76,779,778
Life sciences tools & services—3.69%
Illumina, Inc.*,1	34,424	5,511,282
Mettler-Toledo International, Inc.*	65,820	28,080,787
Quintiles IMS Holdings, Inc.*,1	142,768	11,205,860
		44,797,929
Machinery—0.47%
Caterpillar, Inc.[1]	59,600	5,701,336
Media—0.97%
Liberty Global PLC, Class A*	75,368	2,749,425
Liberty Global PLC, Series C*	256,957	9,026,899
		11,776,324
Multiline retail—0.47%
Dollar General Corp.	77,145	5,694,844
Oil, gas & consumable fuels—0.41%
Pioneer Natural Resources Co.	27,820	5,013,999
Personal products—1.63%
Unilever N.V.	485,445	19,733,339
Pharmaceuticals—4.29%
Allergan PLC*	237,820	52,056,420
Professional services—0.59%
Nielsen Holdings PLC	174,216	7,127,177
Road & rail—1.27%
Kansas City Southern	178,857	15,365,605

PACE Large Co Growth Equity Investments

Portfolio of investments—January 31, 2017 (unaudited)

	Number of Shares	Value
Common stocks—(continued)
Semiconductors & semiconductor equipment—2.15%
Applied Materials, Inc.	213,538	$7,313,676
Broadcom Ltd.	49,118	9,799,041
QUALCOMM, Inc.	166,734	8,908,598
		26,021,315
Software—12.68%
Adobe Systems, Inc.*	273,534	31,013,285
Electronic Arts, Inc.*	255,328	21,302,015
Intuit, Inc.	289,512	34,330,333
Microsoft Corp.	311,058	20,109,900
Oracle Corp.	681,870	27,349,806
ServiceNow, Inc.*,1	91,446	8,286,836
Symantec Corp.	411,571	11,338,781
		153,730,956
Specialty retail—4.01%
L Brands, Inc.	134,695	8,109,986
Ross Stores, Inc.	108,012	7,140,673
The Home Depot, Inc.	48,067	6,613,058
The TJX Cos., Inc.	231,270	17,326,749
Ulta Salon, Cosmetics & Fragrance, Inc.*	34,629	9,428,784
		48,619,250
	Number of Shares	Value
Common stocks—(concluded)
Technology hardware, storage & peripherals—0.46%
Apple, Inc.	45,551	$5,527,614
Total common stocks (cost—$945,142,803)		1,189,503,384
	Face Amount
Repurchase agreement—2.13%
Repurchase agreement dated 01/31/17 with State Street Bank and Trust Co., 0.010% due 02/01/17, collateralized by $25,855,014 US Treasury Notes, 1.000% to 3.750% due 05/15/18 to 12/31/19; (value—$26,317,326); proceeds: $25,801,007 (cost—$25,801,000)	$25,801,000	25,801,000
Total investments (cost—$970,943,803)—100.21%		1,215,304,384
Liabilities in excess of other assets—(0.21)%		(2,558,675)
Net assets—100.00%		$1,212,745,709

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 239.

Aggregate cost for federal income tax purposes was substantially the same for book purposes; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$265,619,556
Gross unrealized depreciation	(21,258,975)
Net unrealized appreciation	$244,360,581

PACE Large Co Growth Equity Investments

Portfolio of investments—January 31, 2017 (unaudited)

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of January 31, 2017 in valuing the Portfolio's investments. In the event a Portfolio holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments.

Assets Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$1,189,503,384	$—	$—	$1,189,503,384
Repurchase agreement	—	25,801,000	—	25,801,000
Total	$1,189,503,384	$25,801,000	$—	$1,215,304,384

At January 31, 2017, there were no transfers between Level 1 and Level 2.

Portfolio footnotes

*  Non-income producing security.

1  Security, or portion thereof, was on loan at the period end.

See accompanying notes to financial statements.

PACE Small/Medium Co Value Equity Investments

Performance (Unaudited)

For the six months ended January 31, 2017, the Portfolio's Class P shares gained 14.44% before the deduction of the maximum PACE Select program fee.1 In comparison, the Russell 2500 Value Index (the "benchmark") rose 11.65%, and the Lipper Small-Cap Core Funds category posted a median return of 11.83%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 156. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 2.

Special note: Effective October 18, 2016, Wells Capital Management (formerly MetWest Capital) no longer served as a subadvisor for this Portfolio. Effective October 20, 2016, Sapience Investments, LLC began serving as a subadvisor for this Portfolio. Effective January 24, 2017, Huber Capital Management LLC began serving as a subadvisor for this Portfolio.

Subadvisors' comments (Unaudited)2

Wells Capital Management (Formerly MetWest Capital)

During the time when we managed a portion of the Portfolio, from August 1, 2016 to October 18, 2016, our portion outperformed the benchmark. During the period, our sector weights, which are by-products of bottom-up security allocation decisions, were the primary drivers of our outperformance.

Security selection in the energy sector was the largest contributor to performance. In this sector, Encana Corp. added the most value. Encana's stock price rebounded shortly after our initial investment when Chief Executive Officer Doug Suttles quelled investors' fears during the company's quarterly earnings call. Mr. Suttles reiterated to investors that Encana would not issue equity, the company possessed assets that could be monetized and explained that almost all outstanding debt is long-dated. Additionally, management initiated cost cuts that generated significant savings, permitting Encana to operate within its cash flows. Over a long-term investment horizon, we believe Encana will benefit from continued focus on its core assets and monetization of non-core assets. Encana is no longer held by the Portfolio as, effective October 20, 2016, Wells Capital no longer serves as a subadvisor to the Portfolio. Elsewhere, an overweight in the top-performing energy sector, as well as underweights in the worst-performing real estate and utilities sectors, further enhanced relative results.

Conversely, stock selection in the information technology sector detracted the most from our portion of the Portfolio's performance. Within the sector,

1  Class P shares held through the PACE Select Advisors Program are subject to a maximum Program fee of 2.50%, which, if included, would have reduced performance. Class P shares held through other advisory programs also may be subject to a program fee, which, if included, would have reduced performance.

2  All Sub advisors discuss performance on a gross-of-fees basis — meaning that no fees or expenses are reflected in their sleeves'/sleeve's performance. Alternately, Portfolio performance is shown net of fees, which does factor in fees and expenses associated with the Portfolio.

PACE Select Advisors Trust – PACE Small/Medium Co Value Equity Investments

Investment Manager:

UBS Asset Management (Americas) Inc. ("UBS AM")

Investment Subadvisors:

Wells Capital Management, formerly MetWest Capital ("Wells Capital");

Systematic Financial Management, L.P. ("Systematic");

Kayne Anderson Rudnick, LLC ("Kayne Anderson Rudnick"); Sapience Investments, LLC ("Sapience");
Huber Capital Management LLC ("Huber")

Portfolio Management Team:

UBS AM: Mabel Lung, CFA, Fred Lee, CFA, Vincent Russo, Mayoor Joshi and Diana To

Wells Capital: Samir Sikka;

Systematic: Ronald M. Mushock and D. Kevin McCreesh;

Kayne Anderson Rudnick: Julie Kutasov and Craig Stone Sapience: Samir Sikka;

Huber Capital: Joseph Huber

Objective:

Capital appreciation

Investment process:

MetWest Capital: The Portfolio utilizes a bottom-up, fundamental, research-driven style that it believes is well suited to the small cap market segment. The Portfolio seeks to identify high-quality companies selling below intrinsic value with clear catalysts to realize full value within its investment time horizon and constructs a

(continued on next page)

PACE Small/Medium Co Value Equity Investments

Subadvisors' comments (Unaudited) – continued

VeriFone Systems, Inc. was among the largest detractors. Shares of VeriFone Systems have been under pressure as demand for new chip-card terminals has been declining, prompting the company to revise its revenue forecasts. Additionally, VeriFone Systems has faced increasing competitive pressure, with rivals taking market share by offering lower prices and more mobile options. The company is in the process of restructuring to streamline its operations and reduce costs, as well focus on new next-generation products and services in order to meet its customers' changing needs.

Derivatives were not used during the reporting period.

Systematic

Our portion of the Portfolio outperformed the benchmark during the reporting period, driven primarily by strong stock selection. Adding the most value were our segment's holdings in the financials, materials and industrial sectors, while selections within the healthcare and consumer discretionary sectors were a drag on performance. In addition, sector allocation contributed modestly to results during the reporting period.

The recent "fad" of investors' hunger for dividend yield and low volatility amid the protracted period of low interest rates challenged many fundamental investment philosophies such as ours. Flows into "Smart Beta" and various passive vehicles promising high dividend payouts and perceived safety proved to be headwinds. Our view is that stocks with these attributes have become very expensive and have created a classic market bubble. This view appeared to be validated with the beginning of an apparent reversal of these trends in the second half of 2016. Indeed, we have seen a powerful rotation in recent months in many cyclical areas, such as banks and other financials that benefit from higher interest rates and normalizing inflation trends.

One stock that outperformed was Voya Financial, Inc., a retirement, investment and life insurance company. The company recently posted strong earnings reports and provided a constructive outlook, supported by plans to achieve additional cost savings. The company also reaffirmed its longer-term return-on-equity goal, providing investors with a clear path to reaching its future profitability targets. The recent increase in interest rates was a key driver behind the recent share price appreciation throughout the life insurance sector, and Voya Financial's stock was no exception. From a valuation perspective, the company trades at a substantial discount to its book value and has ample upside on a sum-of-the-parts valuation basis. As such, we continue to hold our position in the company in our portion of the Portfolio.

Fitbit, Inc., a manufacturer of wireless-enabled wearable fitness devices, underperformed for the period. Our position was initiated in our portion of the Portfolio after the company beat second-quarter earnings expectations and management reiterated full-year guidance, driven by strong consumer demand for recent product launches. The fitness wearable category has grown significantly over the last few years and Fitbit has maintained a market-leading position and the largest community of activity-tracker users, con-

Investment process
(continued)

portfolio of its highest conviction ideas.

Systematic: The Portfolio employs a two-pronged investment approach that utilizes both quantitative screening and fundamental research. The Portfolio's investment philosophy is predicated on its belief that stock prices reflect the market's estimates of earnings, and as revisions to those estimates are made by the market, stock prices will follow suit.

The Portfolio conducts a quantitative screening of all companies within the small/mid capitalization universe, and then uses fundamental research analysis to gauge investor expectations by focusing on key revenue and margin assumptions underlying earnings estimates.

Kayne Anderson Rudnick: The Portfolio employs a fundamental, bottom-up, research-driven investment style and utilizes a disciplined investment process to identify high-quality companies that possess solid investment-grade balance sheets, generate positive cash flow and whose securities can be acquired at attractive valuations. The Portfolio's first-hand fundamental research process involves carefully evaluating a company from a three-tiered perspective involving qualitative, financial and valuation analyses.

Sapience: The Portfolio's process is driven by fundamen-

(continued on next page)

PACE Small/Medium Co Value Equity Investments

Subadvisors' comments (Unaudited) – continued

sistently gaining shelf space at Best Buy, Macy's and Target. However, the company reported a slight revenue miss and in-line earnings report for the third quarter of 2016, and cut full-year guidance. In acknowledgement of the deterioration in the earnings outlook and in accordance with our investment discipline, we sold our position at that time.

Derivatives were not used during the reporting period.

Kayne Anderson Rudnick

Our portion of the Portfolio underperformed the benchmark during the reporting period. Stock selection issues, as well as a slight high-quality headwind, were the main reasons for our segment's underperformance. Stock selection in the financial services, healthcare and technology sectors detracted from performance during the period. Conversely, stock selection in the materials and processing sectors, along with an underweight in utilities, contributed to relative results.

The three stocks that were the largest detractors during the period were Syntel, Patterson and Corporate Executive Board. Syntel reported weak results, with sluggish end-market demand. Management commented that decision cycles continue to lengthen with persistent contract delays. Customer concentration has been an ongoing issue for the company and is a concern from the standpoint of long-term prospects and profitability. As such, we eliminated the position from our portion of the Portfolio in December 2016. For many years, Patterson and Sirona enjoyed a successful partnership, whereby Patterson was the exclusive distributor for Sirona's industry-leading CAD/CAM products. However, when the company reported results recently, they announced that the agreement has been terminated effective September 2017. This has created a large unknown for Patterson. Corporate Executive Board's stock has been weak over the past year, as results were more cyclical than expected and its Chief Executive Officer, Tom Monahan, announced that he is stepping down after 11 years at the helm. Despite the recent changes, we remain confident that the value of the company's products will be realized, resulting in strong product and customer growth over the long term. We sold Corporate Executive Board in January 2017, as the company announced that it was being acquired by Gartner, Inc. in a favorable cash-and-stock transaction.

The stocks that were the largest contributors during the period were Skyworks Solutions, Cass Information Systems and Bank of Hawaii. Skyworks Solutions' recent results benefited from stabilizing sales to Apple after some previous inventory missteps. The company has brought inventory back in line with historical standards and has made strides growing its business with Chinese players, as well as Samsung. The company is benefiting from overall radio frequency content growth in mobile devices. The company's broad markets business also showed solid growth over the last six months, although perhaps not fast enough to provide much needed meaningful revenue diversification. Shares of Cass Information Systems rose sharply following the US presidential election, driven by investor expectations of rising short-term interest rates, higher fuel prices and meaningful economic stimulus through tax reform, infrastructure spending and deregulation. The company remains a solid free cash flow generator, returning excess cash to shareholders in the form of regular cash dividends, opportunistic stock dividends and share repurchases. Bank of Hawaii generated a

Investment process
(concluded)

tal, bottom-up research and utilizes a long-term focus that takes advantage of opportunities presented by short-term anomalies. The Portfolio views companies through the eyes of an "owner" and seeks to identify companies with sustainable business models, trading at a discount to its estimate of intrinsic value, and that possess value drivers to narrow the valuation gap over its investment horizon.

Huber: The Portfolio employs an in-depth, internal, 100% bottom-up investment process rooted in fundamental research and behavioral psychology, analyzing companies' financials to determine normalized earnings. A company's initial review seeks to differentiate value traps from value opportunities while the detailed review entails rigorous fundamental analysis at both the aggregate and segment levels. Security weights are determined by our assessment of the risk/reward profile relative to other investment opportunities. The Portfolio seek diversification while maintaining neutrality to macro-economic factors.

PACE Small/Medium Co Value Equity Investments

Subadvisors' comments (Unaudited) – concluded

return on equity that was well above most mainland US banks. Its quarterly results were good throughout the reporting period, which helped move its shares higher. The stock has also benefited from expectations that the Trump administration will drastically reduce federal regulation and that the pace of Federal Reserve Board rate increases will accelerate, which could improve profitability for all banks.

Derivatives were not used during the reporting period.

Sapience

During the time when we managed a portion of the Portfolio, from October 20, 2016 to January 31, 2017, our portion slightly underperformed the benchmark. Our segment's exposure to cash and security selection in the consumer staples sector detracted the most from returns. Our cash exposure created a slight headwind as holding any cash in a strong market will create a drag on returns. While we are well aware of the impact cash may have on short-term results, we believe abandoning our valuation discipline would be much more detrimental to long-term investment performance. In the consumer staples sector, TreeHouse Foods, Inc. was the largest detractor. Its shares declined after management reported the company missed earnings, lowered guidance for the full year of 2016 and announced the departure of its Chief Operating Officer. Additionally, the company acquired a private-label business from ConAgra more than a year ago and the integration has proven to be more complex than anticipated. We continue to believe this acquisition will be beneficial to TreeHouse Foods once the integration is complete. Therefore, we believe these issues and their impact on the company's stock price are short-term.

On the positive side, stock selection in the consumer discretionary sector added the most value, with Pier 1 Imports, Inc. performing the best. During the reporting period, management announced results that were well ahead of expectations after several quarters of missed earnings. Taking advantage of this strength, we sold the position in Pier 1 in favor of better risk/reward opportunities.

Derivatives were not used during the reporting period.

Huber Capital Management

We managed a portion of the Portfolio for a short period of time, from January 24, 2017 to January 31, 2017. Huber Capital Management employs a bottom-up investment process rooted in fundamental research and behavioral psychology, analyzing companies' financials to determine normalized earnings. Security weights are determined by our assessment of the risk/reward profile relative to other investment opportunities. For the reporting period, our portion of the Portfolio was overweight consumer discretionary and consumer staples, while underweight energy, financial services, health care, materials & processing, producer durables, technology, and utilities. We seek diversification while maintaining neutrality to macro-economic factors.

Derivatives were not used during the reporting period.

Special considerations

The Portfolio may be appropriate for long-term investors seeking capital appreciation who are able to withstand short-term fluctuations in the equity markets in return for potentially higher returns over the long term. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions, and other political, social and economic developments, as well as specific matters relating to the companies in whose securities the Portfolio invests. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan. In addition, small- and mid-cap companies are typically subject to a greater degree of change in earnings and business prospects than are larger, more established companies. Therefore, they are considered to have a higher level of volatility and risk.

PACE Small/Medium Co Value Equity Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 01/31/17	6 months	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	14.37%	32.34%	13.49%	6.59%
Class C2	13.90	31.31	12.64	5.79
Class Y3	14.39	32.48	13.65	6.83
Class P4	14.44	32.52	13.64	6.76
After deducting maximum sales charge
Class A1	8.07	25.05	12.22	5.99
Class C2	12.90	30.31	12.64	5.79
Russell 2500 Value Index[5]	11.65	34.11	13.89	6.77
Lipper Small-Cap Core Funds median	11.83	30.45	12.48	6.69

Most recent calendar quarter-end returns (unaudited)

Average annual total returns for periods ended 12/31/16	6 months	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	18.01%	22.67%	14.93%	6.84%
Class C2	17.56	21.74	14.07	6.04
Class Y3	18.15	22.85	15.09	7.09
Class P4	18.11	22.85	15.08	7.01
After deducting maximum sales charge
Class A1	11.51	15.91	13.63	6.24
Class C2	16.56	20.74	14.07	6.04

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 28, 2016 prospectuses, were as follows: Class A—1.24% and 1.24%; Class C—2.01% and 2.01%; Class Y—1.07% and 1.07%; and Class P—1.11% and 1.11% Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Asset Management (Americas) Inc. ("UBS AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated to waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses of each class through November 30, 2017 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) would not exceed Class A—1.41%; Class C—2.16%; Class Y—1.16%; and Class P—1.16% The Portfolio has agreed to repay UBS AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed these expense caps. The fee waiver/expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS AM. Upon termination of the agreement, however, UBS AM's three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees of 0.25% annually

2  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees of 0.25% and 0.75% annually, respectively.

3  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

4  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

5  The Russell 2500 Value Index measures the performance of the small to mid-cap value segment of the US equity universe. It includes those Russell 2500 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2500 Value Index is constructed to provide a comprehensive and unbiased barometer of the small to mid-cap value market. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small to mid-cap opportunity set and that the represented companies continue to reflect value characteristics. Investors should note that indices do not reflect the deduction of fees and expenses.

Prior to February 17, 2015, if an investor sold or exchanged shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged was deducted at the time of the transaction, except as noted otherwise in the prospectus. For sales or exchanges taking place on or after February 17, 2015 but prior to August 3, 2015, there is a reduction in the redemption holding period from 90 days to 30 days. Effective August 3, 2015, the 1.00% redemption fee imposed on sales or exchanges of any class of shares of the portfolios made during the holding periods specified in the prospectus was eliminated. Please refer to the prospectus for further information.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

PACE Small/Medium Co Value Equity Investments

Portfolio statistics—January 31, 2017 (unaudited)

Top ten holdings[1]	Percentage of net assets
Artisan Partners Asset Management, Inc., Class A	1.4%
Cinemark Holdings, Inc., Class A	1.3
RBC Bearings, Inc.	1.3
The Cheesecake Factory, Inc.	1.3
Zions Bancorporation	1.2
Envision Healthcare Corp.	1.2
Graco, Inc.	1.2
Cass Information Systems, Inc.	1.2
Skyworks Solutions, Inc.	1.1
Jack Henry & Associates, Inc.	1.1
Total	12.3%
Top five issuer breakdown by country or territory of origin[1]	Percentage of net assets
United States	91.2%
Bermuda	3.4
Canada	1.5
Netherlands	1.0
Puerto Rico	0.7
Total	97.8%
Sectors[1]	Percentage of net assets
Financials	25.0%
Industrials	19.2
Information Technology	13.3
Consumer Discretionary	11.6
Energy	8.4
Health Care	7.6
Materials	5.5
Consumer Staples	3.4
Utilities	1.9
Telecommunication Services	0.2
Total	96.1%

1  The Portfolio is actively managed and its composition will vary over time.

PACE Small/Medium Co Value Equity Investments

Portfolio of investments—January 31, 2017 (unaudited)

	Number of Shares	Value
Common stocks—96.09%
Aerospace & defense—0.05%
Arconic, Inc.	13,200	$300,828
Air freight & logistics—1.32%
Atlas Air Worldwide Holdings, Inc.*	31,890	1,682,197
Expeditors International of Washington, Inc.	108,600	5,655,888
		7,338,085
Airlines—0.32%
Alaska Air Group, Inc.	18,815	1,765,223
Auto components—0.46%
Visteon Corp.*	28,265	2,531,696
Banks—8.62%
Associated Banc-Corp[1]	115,750	2,928,475
Bank of Hawaii Corp.[1]	64,200	5,515,422
Bank of the Ozarks, Inc.	32,150	1,764,071
Cathay General Bancorp	84,800	3,090,112
First Citizens BancShares Inc., Class A	2,100	770,154
First Horizon National Corp.	68,500	1,370,000
FNB Corp.	288,495	4,310,115
Glacier Bancorp, Inc.[1]	61,400	2,181,542
Hancock Holding Co.[1]	44,650	2,047,203
IBERIABANK Corp.	8,140	668,701
KeyCorp	90,120	1,619,456
LegacyTexas Financial Group, Inc.	29,364	1,213,321
Regions Financial Corp.	143,065	2,061,567
Sterling Bancorp[1]	79,600	1,898,460
SunTrust Banks, Inc.	10,200	579,564
UMB Financial Corp.	35,251	2,719,262
United Community Banks, Inc.	123,410	3,471,523
Wintrust Financial Corp.[1]	39,840	2,852,544
Zions Bancorporation	159,660	6,736,055
		47,797,547
Building products—0.80%
Apogee Enterprises, Inc.	27,730	1,582,828
Continental Building Products, Inc.*	122,138	2,839,709
		4,422,537
Capital markets—3.49%
Artisan Partners Asset Management, Inc., Class A1	260,200	7,532,790
E*TRADE Financial Corp.*	101,520	3,801,924
HFF, Inc., Class A1	111,000	3,294,480
Lazard Ltd., Class A	62,395	2,650,539
OM Asset Management PLC	33,400	470,940
Uranium Participation Corp.*	98,600	318,248
Virtus Investment Partners, Inc.	11,600	1,264,400
		19,333,321
Chemicals—2.34%
Axalta Coating Systems Ltd.*	123,300	3,575,700
Ferro Corp.*	86,130	1,217,878
Innospec, Inc.	12,392	884,169
The Scotts Miracle-Gro Co., Class A1	52,100	4,791,637
Trinseo SA	38,510	2,493,523
		12,962,907
	Number of Shares	Value
Common stocks—(continued)
Commercial services & supplies—1.69%
KAR Auction Services, Inc.	108,350	$4,935,342
Steelcase, Inc., Class A	150,400	2,526,720
Tetra Tech, Inc.	43,450	1,898,765
		9,360,827
Communications equipment—0.15%
ARRIS International PLC*	28,600	817,388
Construction & engineering—1.34%
AECOM*	55,650	2,055,155
KBR, Inc.	314,915	5,356,704
		7,411,859
Consumer finance—0.21%
Ally Financial, Inc.	14,500	306,240
Enova International, Inc.*	20,000	282,000
EZCORP, Inc., Class A*	29,000	287,100
Nelnet, Inc., Class A	5,600	274,568
		1,149,908
Containers & packaging—1.17%
Berry Plastics Group, Inc.*	17,985	917,774
Silgan Holdings, Inc.	63,970	3,742,885
WestRock Co.	33,810	1,804,102
		6,464,761
Diversified financial services—2.13%
FactSet Research Systems, Inc.[1]	17,100	2,959,155
MSCI, Inc.,	69,550	5,755,262
Voya Financial, Inc.	76,980	3,096,136
		11,810,553
Diversified telecommunication services—0.23%
Zayo Group Holdings, Inc.*	39,250	1,254,430
Electric utilities—0.24%
Entergy Corp.	7,900	565,956
Great Plains Energy, Inc.	18,000	495,900
Portland General Electric Co.	6,400	279,104
		1,340,960
Electrical equipment—0.16%
General Cable Corp.	44,835	910,151
Electronic equipment, instruments & components—3.07%
Belden, Inc.	29,445	2,251,659
CDW Corp.	107,200	5,521,872
Celestica, Inc.*	56,315	781,652
Coherent, Inc.*	955	150,632
Orbotech Ltd.*	28,885	1,007,798
TTM Technologies, Inc.*	131,610	1,951,776
VeriFone Systems, Inc.*,1	113,073	2,054,536
Zebra Technologies Corp., Class A*	39,550	3,309,149
		17,029,074
Energy equipment & services—3.67%
Core Laboratories N.V.[1]	47,770	5,580,969
Dril-Quip, Inc.*,1	85,500	5,318,100

PACE Small/Medium Co Value Equity Investments

Portfolio of investments—January 31, 2017 (unaudited)

	Number of Shares	Value
Common stocks—(continued)
Energy equipment & services—(concluded)
Ensco PLC, Class A	43,300	$472,836
Forum Energy Technologies, Inc.*	108,530	2,355,101
Precision Drilling Corp.*	686,270	3,870,563
US Silica Holdings, Inc.	46,265	2,736,112
		20,333,681
Equity real estate investment trusts—5.08%
CatchMark Timber Trust, Inc., Class A	23,637	243,225
CoreCivic, Inc.	98,000	2,845,920
Cousins Properties, Inc.	177,795	1,511,257
DuPont Fabros Technology, Inc.	40,105	1,904,185
EPR Properties	37,635	2,783,861
Government Properties Income Trust	49,600	955,296
Granite Real Estate Investment Trust	34,100	1,159,400
Outfront Media, Inc.	168,830	4,631,007
Parkway, Inc.*	43,110	917,812
PennyMac Mortgage Investment Trust[1]	169,150	2,867,092
Redwood Trust, Inc.	186,650	2,893,075
SL Green Realty Corp.	34,845	3,797,060
Tanger Factory Outlet Centers, Inc.	47,940	1,639,069
		28,148,259
Food & staples retailing—0.22%
US Foods Holding Corp.*	44,340	1,206,048
Food products—2.61%
Conagra Brands, Inc.	7,200	281,448
Lamb Weston Holdings, Inc.	52,140	1,947,951
Pinnacle Foods, Inc.	79,170	4,211,052
Post Holdings, Inc.*	36,900	3,087,792
TreeHouse Foods, Inc.*,1	61,800	4,689,384
Tyson Foods, Inc., Class A	4,500	282,555
		14,500,182
Health care equipment & supplies—2.52%
Anika Therapeutics, Inc.*	116,600	5,892,964
CONMED Corp.	6,400	285,376
Integer Holdings Corp.*,1	70,375	2,280,150
Integra LifeSciences Holdings Corp.*	41,700	1,740,141
STERIS PLC	46,150	3,268,805
Varex Imaging Corp.*	18,190	498,831
		13,966,267
Health care providers & services—3.96%
Amedisys, Inc.*,1	70,500	3,230,310
AMN Healthcare Services, Inc.*,1	54,200	1,943,070
Envision Healthcare Corp.*,1	96,285	6,547,380
HealthSouth Corp.	106,465	4,132,971
Patterson Cos., Inc.[1]	126,300	5,255,343
Tenet Healthcare Corp.*	15,500	272,645
VCA, Inc.*	6,200	561,720
		21,943,439
Health care technology—0.35%
Cotiviti Holdings, Inc.*	57,025	1,930,867
	Number of Shares	Value
Common stocks—(continued)
Hotels, restaurants & leisure—1.96%
MGM Resorts International*	56,430	$1,625,184
SeaWorld Entertainment, Inc.[1]	128,700	2,330,757
The Cheesecake Factory, Inc.	114,850	6,920,861
		10,876,802
Household durables—1.78%
KB Home	70,925	1,161,751
Lennar Corp., Class B	9,900	356,004
Mohawk Industries, Inc.*	1,800	388,512
Newell Brands, Inc.	26,620	1,259,925
Tupperware Brands Corp.	16,300	983,868
Whirlpool Corp.	32,620	5,704,912
		9,854,972
Household products—0.49%
WD-40 Co.[1]	26,100	2,744,415
Insurance—4.41%
Argo Group International Holdings Ltd.	52,200	3,338,190
Aspen Insurance Holdings Ltd.	70,950	4,001,580
CNO Financial Group, Inc.	69,300	1,310,463
Crawford & Co., Class B	85,400	1,035,048
First American Financial Corp.	80,500	3,025,190
Unum Group	61,145	2,777,818
W.R. Berkley Corp.[1]	78,100	5,249,101
XL Group Ltd.	99,660	3,744,226
		24,481,616
IT services—4.88%
Broadridge Financial Solutions, Inc.	86,000	5,721,580
Cass Information Systems, Inc.	97,450	6,409,286
EVERTEC, Inc.	243,350	4,149,118
Jack Henry & Associates, Inc.	66,050	5,929,969
Leidos Holdings, Inc.	57,185	2,763,179
Science Applications International Corp.	5,000	407,100
Vantiv, Inc., Class A*	27,265	1,696,974
		27,077,206
Leisure products—0.49%
Polaris Industries, Inc.[1]	32,200	2,707,054
Life sciences tools & services—0.82%
Bio-Rad Laboratories, Inc., Class A*	13,445	2,555,626
PerkinElmer, Inc.	37,985	2,020,422
		4,576,048
Machinery—7.09%
Actuant Corp., Class A1	69,700	1,822,655
AGCO Corp.	34,470	2,164,716
Altra Industrial Motion Corp.[1]	80,050	2,985,865
Crane Co.	27,315	1,967,773
Donaldson Co., Inc.	93,800	3,963,050
EnPro Industries, Inc.	43,150	2,930,316
Graco, Inc.[1]	71,700	6,423,603
Harsco Corp.	112,385	1,500,340
RBC Bearings, Inc.*,1	75,600	7,002,828
Snap-on, Inc.	31,300	5,681,889
Terex Corp.	91,250	2,901,750
		39,344,785

PACE Small/Medium Co Value Equity Investments

Portfolio of investments—January 31, 2017 (unaudited)

	Number of Shares	Value
Common stocks—(continued)
Marine—0.62%
Kirby Corp.*,1	53,750	$3,464,187
Media—1.69%
Aimia, Inc.	75,400	500,475
Cinemark Holdings, Inc., Class A	168,900	7,178,250
Lions Gate Entertainment Corp., Class B*	62,410	1,671,964
		9,350,689
Metals & mining—0.82%
AK Steel Holding Corp.*	53,120	429,210
Alcoa Corp.	22,675	830,966
Carpenter Technology Corp.	11,100	444,222
Commercial Metals Co.	84,475	1,725,824
Kaiser Aluminum Corp.	6,100	478,606
TimkenSteel Corp.*	37,120	625,843
		4,534,671
Multi-utilities—1.39%
Ameren Corp.	62,270	3,278,516
Black Hills Corp.	19,855	1,241,930
NorthWestern Corp.	55,600	3,175,316
		7,695,762
Multiline retail—0.26%
J.C. Penney Co., Inc.*	214,105	1,423,798
Oil, gas & consumable fuels—5.21%
Arch Coal, Inc., Class A*	28,155	2,026,878
Diamondback Energy, Inc.*	38,750	4,075,337
Energen Corp.*	59,410	3,201,605
Golar LNG Partners LP	42,600	1,055,628
Oasis Petroleum, Inc.*,1	241,825	3,419,405
PDC Energy, Inc.*	23,870	1,764,948
RSP Permian, Inc.*	80,160	3,411,610
SemGroup Corp., Class A	48,755	1,935,574
SM Energy Co.	65,010	1,983,455
Teekay Tankers Ltd., Class A	260,300	637,735
Tesoro Corp.	13,885	1,122,602
Whiting Petroleum Corp.*,1	180,350	2,000,082
WPX Energy, Inc.*	160,610	2,237,297
		28,872,156
Paper & forest products—0.16%
KapStone Paper and Packaging Corp.	12,500	299,750
Mercer International, Inc.	49,100	586,745
		886,495
Personal products—0.20%
Herbalife Ltd.*	19,800	1,112,760
Professional services—3.15%
Equifax, Inc.	39,200	4,597,376
Korn/Ferry International	127,110	3,692,545
ManpowerGroup, Inc.	21,075	2,011,820
Resources Connection, Inc.[1]	140,370	2,344,179
TransUnion*	153,500	4,839,855
		17,485,775
	Number of Shares	Value
Common stocks—(concluded)
Real estate management & development—0.68%
CBRE Group, Inc., Class A*	124,675	$3,785,133
Road & rail—1.40%
Knight Transportation, Inc.[1]	67,800	2,264,520
Landstar System, Inc.	64,800	5,482,080
		7,746,600
Semiconductors & semiconductor equipment—2.58%
Inphi Corp.*	9,795	448,807
Lam Research Corp.	11,620	1,334,673
Microsemi Corp.*	74,450	3,957,017
Skyworks Solutions, Inc.[1]	67,300	6,174,102
Versum Materials, Inc.*	86,130	2,407,334
		14,321,933
Software—1.26%
American Software, Inc., Class A	408,580	4,286,004
Barracuda Networks, Inc.*	69,155	1,624,451
CA, Inc.	34,400	1,075,688
		6,986,143
Specialty retail—2.74%
Ascena Retail Group, Inc.*,1	702,750	3,380,228
Express, Inc.*	173,100	1,840,053
Party City Holdco, Inc.*,1	166,900	2,411,705
Sally Beauty Holdings, Inc.*	109,500	2,606,100
Signet Jewelers Ltd.	20,405	1,584,856
The Michaels Cos. Inc.*	172,700	3,397,009
		15,219,951
Technology hardware, storage & peripherals—1.20%
Diebold Nixdorf, Inc.[1]	129,240	3,515,328
NetApp, Inc.	38,215	1,464,399
Seagate Technology PLC	36,585	1,651,813
		6,631,540
Textiles, apparel & luxury goods—1.74%
Iconix Brand Group, Inc.*	99,200	1,020,768
Kate Spade & Co.*,1	280,480	5,191,685
PVH Corp.	36,977	3,468,812
		9,681,265
Thrifts & mortgage finance—2.01%
BankUnited, Inc.	91,250	3,485,750
MGIC Investment Corp.*	309,850	3,299,903
Washington Federal, Inc.[1]	133,199	4,375,587
		11,161,240
Trading companies & distributors—0.86%
Air Lease Corp.	52,650	1,915,407
GATX Corp.	36,220	2,094,240
H&E Equipment Services, Inc.	29,135	753,431
		4,763,078
Total common stocks (cost—$463,265,153)		532,816,872

PACE Small/Medium Co Value Equity Investments

Portfolio of investments—January 31, 2017 (unaudited)

	Face Amount	Value
Repurchase agreement—4.28%
Repurchase agreement dated 01/31/17 with State Street Bank and Trust Co., 0.010% due 02/01/17, collateralized by $23,822,769 US Treasury Notes, 1.000% to 3.750% due 05/15/18 to 12/31/19; (value—$24,248,742); proceeds: $23,773,007 (cost—$23,773,000)	$23,773,000	$23,773,000
	Number of Shares	Value
Investment of cash collateral from securities loaned—1.83%
Money market fund—1.83%
State Street Institutional U.S. Government Money Market Fund (cost—$10,136,049)	10,136,049	$10,136,049
Total investments (cost—$497,174,202)—102.20%		566,725,921
Liabilities in excess of other assets—(2.20)%		(12,219,727)
Net assets—100.00%		$554,506,194

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 239.

Aggregate cost for federal income tax purposes was substantially the same for book purposes; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$78,203,204
Gross unrealized depreciation	(8,651,485)
Net unrealized appreciation	$69,551,719

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of January 31, 2017 in valuing the Portfolio's investments. In the event a Portfolio holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments.

Assets Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$532,816,872	$—	$—	$532,816,872
Repurchase agreement	—	23,773,000	—	23,773,000
Investment of cash collateral from securities loaned	—	10,136,049	—	10,136,049
Total	$532,816,872	$33,909,049	$—	$566,725,921

At January 31, 2017, there were no transfers between Level 1 and Level 2.

Portfolio footnotes

*  Non-income producing security.

1  Security, or portion thereof, was on loan at the period end.

See accompanying notes to financial statements.

PACE Small/Medium Co Growth Equity Investments

Performance (Unaudited)

For the six months ended January 31, 2017, the Portfolio's Class P shares gained 5.00% before the deduction of the maximum PACE Select program fee.1 In comparison, the Russell 2500 Growth Index (the "benchmark") returned 6.06%, and the Lipper Small-Cap Growth Funds category posted a median return of 7.83%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 165. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 2.

Subadvisors' comments (Unaudited)2

Riverbridge Partners

Our portion of the Portfolio outperformed the benchmark during the reporting period. Stock selection within the consumer discretionary sector was the biggest contributor to results. One holding, Grand Canyon Education, an online provider of undergraduate and graduate degrees that is differentiated by its sizable traditional campus and strong academic reputation, performed well. This was due, in part, to expectations that for-profit education will benefit from reduced regulatory scrutiny under the incoming presidential administration. The financial sector also contributed to performance during the reporting period. While financials constitute a small weighting in our portion of the Portfolio, the strong returns of PRA Group, Inc. contributed to results. In addition, our lack of exposure to real estate investment trusts ("REITs") was beneficial. REITs do not meet our investment criteria due to their lack of unit growth and sensitivity to factors outside of management's control, such as interest rates and the fluctuations of the real estate market.

Stock selection within the industrials and information technology sectors detracted from performance. Since our founding, we have consistently invested in companies that we believe are able to increase their earnings power regardless of economic conditions. Within the industrial and information technology sectors, we look for companies with more stable and predictable growth patterns. During the reporting period, by contrast, and especially after the presidential election, market participants preferred companies with more cyclical characteristics within industries such as electronic equipment, semiconductors, airlines, construction & engineering, and machinery.

We do not alter our approach based on short-term expectations. Looking ahead, we will continue to seek high quality businesses featuring strong

1  Class P shares held through the PACE Select Advisors Program are subject to a maximum Program fee of 2.50%, which, if included, would have reduced performance. Class P shares held through other advisory programs also may be subject to a program fee, which, if included, would have reduced performance.

2  All Sub advisors discuss performance on a gross-of-fees basis—meaning that no fees or expenses are reflected in their sleeves'/sleeve's performance. Alternately, Portfolio performance is shown net of fees, which does factor in fees and expenses associated with the Portfolio.

PACE Select Advisors Trust – PACE Small/Medium Co Growth Equity Investments

Investment Manager:

UBS Asset Management (Americas) Inc. ("UBS AM")

Investment Subadvisors:

Riverbridge Partners, LLC ("Riverbridge"); LMCG Investments, LLC, formerly Lee Munder Capital Group ("LMCG"); Timpani Capital Management LLC ("Timpani")

Portfolio Management Team:

UBS AM: Mabel Lung, CFA, Fred Lee, CFA, Vincent Russo, Mayoor Joshi and Diana To

Riverbridge: Mark Thompson;

LMCG: Andrew Morey;

Timpani: Brandon Nelson

Objective:

Capital appreciation

Investment process:

Riverbridge: The Portfolio believes that earnings power determines the value of a franchise. The Portfolio focuses on companies that are viewed as building their earnings power and building the intrinsic value of the company over long periods of time. The Portfolio looks to invest in high-quality growth companies that demonstrate the ability to sustain strong secular earnings growth, regardless of overall economic conditions.

LMCG: The Portfolio seeks to achieve competitive returns in small/medium capitalization companies by identifying unrecognized growth potential, wherever it exists across all

(continued on next page)

PACE Small/Medium Co Growth Equity Investments

Subadvisors' comments (Unaudited) – continued

returns on capital. The companies in our portion of the Portfolio are internally financed and will be less impacted fundamentally should interest rates and borrowing costs rise. Most importantly, we believe the leaders of our companies are adept at managing through the ever-changing global business climate.

Derivatives were not used during the reporting period.

LMCG Investments, LLC

Our portion of the Portfolio underperformed the benchmark during the reporting period. As in prior periods, stock selection was the primary driver of our results. In particular, weakness in some key holdings in health services and some segments of the industrials sector were headwinds for our performance. On the positive side, stock selection was strong in the consumer discretionary and financials sectors.

The run-up to the US presidential election and the days following the election weighed on our healthcare holdings. This, in turn, muted the positive results we saw in other areas of our portion of the Portfolio. Companies in the healthcare services segment struggled on concerns about the impact of a proposed repeal of the Affordable Care Act. Tenet Healthcare, athenahealth and Envision were examples of holdings that underperformed during the period. We sold Tenet Healthcare prior to the end of the reporting period. In industrials, professional services company TransUnion and electrical equipment manufacturer Acuity Brands weighed on performance. Our segment's underweight to the sector also hurt returns. However, our industrials underweight has decreased as we have found more opportunity in the sector in recent months.

In the consumer discretionary sector, our segment's largest holding as of the end of the reporting period, Nexstar Broadcasting, contributed to results. Its shares rose sharply and was the largest individual contributor to performance after posting solid fourth-quarter 2016 results and raising forward guidance. Security selection within financials, including banks SVB Financial and Western Alliance, also contributed meaningfully to results. Western Alliance is our largest bank holding and we believe it stands to benefit from the spike in interest rates, as higher interest rates provide bigger profit margins. Additionally, serious talk of corporate tax reform is very relevant to the industry, as banks are mostly full tax rate payers and their income is generated domestically.

Derivatives were not used during the reporting period.

Timpani Capital Management

Our portion of the Portfolio underperformed the benchmark during the reporting period. For most of the period, cyclical value stocks, or stocks that are heavily tied to the general economy, significantly outperformed less economically sensitive secular growth stocks. This worked against our investment approach, which heavily weights secular growers and typically underweights cyclical companies.

Stock selection among most sectors was a drag on performance, whereas sector allocation, overall, did not meaningfully impact results. This broad-based sluggish stock selection is typical during stylistic selloffs like the one experienced during the six-month reporting period. Stock selection was the weakest within technology, materials & processing, and healthcare. The worst-performing individual holdings in our portion of the Portfolio were health

Investment process
(concluded)

industry sectors. Revenue growth, margin expansion, and the ability to positively surprise and revise earnings estimates are key characteristics the Portfolio seeks in its holdings.

Timpani: The Portfolio seeks to invest in small cap companies where growth is robust, sustainable and underestimated by the market. The Portfolio uses fundamental research, focusing on companies that it believes have superior management and whose business models have a high potential for earnings upside. The Portfolio forms an investment decision based on this reasearch and an assessment of the market's perception of these companies.

PACE Small/Medium Co Growth Equity Investments

Subadvisors' comments (Unaudited) – concluded

care company Ligand Pharmaceuticals, producer durables company Dycom Industries and technology company Gigamon.

The largest individual contributor in our portion of the Portfolio was health care company Heska Corp. It targets the growing animal health industry and is gaining market share due to an improved product offering and a new distribution model. Other contributors to relative results included technology company Coherent and producer durables companies MasTec and Quanta Services. Notable sector positions included an overweight in technology, where we see particularly strong fundamentals, and underweights in financial services and materials & processing.

Despite recent performance struggles, we are optimistic with our outlook. We believe in our investment process and remain focused on finding stocks with robust and sustainable growth profiles where growth is being underestimated. Recently, the market has not embraced these attributes. However, we are staying the course and believe the Portfolio's investors will be pleased in the long run.

Derivatives were not used during the reporting period.

Special considerations

The Portfolio may be appropriate for long-term investors seeking capital appreciation who are able to withstand short-term fluctuations in the equity markets in return for potentially higher returns over the long term. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions, and other political, social and economic developments, as well as specific matters relating to the companies in whose securities the Portfolio invests. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan. In addition, small- and mid-cap companies are typically subject to a greater degree of change in earnings and business prospects than are larger, more established companies. Therefore, they are considered to have a higher level of volatility and risk. Also, to the extent the Portfolio invests a large portion of its assets in a particular sector, the Portfolio may experience greater volatility and risk of loss due to unfavorable developments in that sector.

PACE Small/Medium Co Growth Equity Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 01/31/17	6 months	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	4.95%	19.35%	9.63%	6.64%
Class C2	4.53	18.39	8.80	5.82
Class Y3	4.99	19.45	9.76	6.84
Class P4	5.00	19.45	9.77	6.81
After deducting maximum sales charge
Class A1	(0.79)	12.82	8.40	6.04
Class C2	3.53	17.39	8.80	5.82
Russell 2500 Growth Index[5]	6.06	24.65	12.73	8.16
Lipper Small-Cap Growth Funds median	7.83	25.50	11.35	7.22

Most recent calendar quarter-end returns (unaudited)

Average annual total returns for periods ended 12/31/16	6 months	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	7.02%	3.10%	10.51%	6.55%
Class C2	6.60	2.32	9.67	5.74
Class Y3	6.99	3.14	10.62	6.76
Class P4	7.03	3.19	10.64	6.72
After deducting maximum sales charge
Class A1	1.11	(2.59)	9.27	5.95
Class C2	5.60	1.32	9.67	5.74

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 28, 2016 prospectuses, were as follows:   Class A—1.25% and 1.25%; Class C—2.02% and 2.02%; Class Y—1.09% and 1.09%; and Class P— 1.13% and 1.13% Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Asset Management (Americas) Inc. ("UBS AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated to waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses of each class through November 30, 2017 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) would not exceed   Class A—1.38%; Class C—2.13%; Class Y—1.13%; and Class P—1.13% The Portfolio has agreed to repay UBS AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed these expense caps. The fee waiver/expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS AM. Upon termination of the agreement, however, UBS AM's three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees of 0.25% annually.

2  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees of 0.25% and 0.75% annually, respectively.

3  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

4  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

5  The Russell 2500 Growth Index measures the performance of the small to mid-cap growth segment of the US equity universe. It includes those Russell 2500 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2500 Growth Index is constructed to provide a comprehensive and unbiased barometer of the small to mid-cap growth market. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small to mid-cap opportunity set and that the represented companies continue to reflect growth characteristics. Investors should note that indices do not reflect the deduction of fees and expenses.

Prior to February 17, 2015, if an investor sold or exchanged shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged was deducted at the time of the transaction, except as noted otherwise in the prospectus. For sales or exchanges taking place on or after February 17, 2015 but prior to August 3, 2015, there is a reduction in the redemption holding period from 90 days to 30 days. Effective August 3, 2015, the 1.00% redemption fee imposed on sales or exchanges of any class of shares of the portfolios made during the holding periods specified in the prospectus was eliminated. Please refer to the prospectus for further information.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs..com/us-mutualfundperformance.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

PACE Small/Medium Co Growth Equity Investments

Portfolio statistics—January 31, 2017 (unaudited)

Top ten holdings[1]	Percentage of net assets
Ultimate Software Group, Inc.	2.3%
Grand Canyon Education, Inc.	1.9
Nexstar Media Group, Inc.	1.9
Envision Healthcare Corp.	1.9
National Instruments Corp.	1.8
Healthcare Services Group, Inc.	1.5
Beacon Roofing Supply, Inc.	1.5
MAXIMUS, Inc.	1.5
PRA Group, Inc.	1.4
Monro Muffler Brake, Inc.	1.4
Total	17.1%
Top five issuer breakdown by country or territory of origin[1]	Percentage of net assets
United States	95.7%
Canada	1.9
Israel	0.9
Cayman Islands	0.6
Netherlands	0.6
Total	99.7%
Sectors[1]	Percentage of net assets
Information Technology	31.1%
Industrials	18.6
Health Care	18.6
Consumer Discretionary	14.7
Financials	7.5
Consumer Staples	3.9
Materials	1.9
Telecommunication Services	1.2
Energy	0.6
Total	98.1%

1  The Portfolio is actively managed and its composition will vary over time.

PACE Small/Medium Co Growth Equity Investments

Portfolio of investments—January 31, 2017 (unaudited)

	Number of Shares	Value
Common stocks—98.05%
Aerospace & defense—1.13%
HEICO Corp.[1]	63,190	$4,862,471
Mercury Systems, Inc.*	5,526	186,337
The KEYW Holding Corp.*,1	24,233	242,572
		5,291,380
Air freight & logistics—0.56%
Air Transport Services Group, Inc.*	28,572	460,866
Echo Global Logistics, Inc.*,1	92,128	2,188,040
		2,648,906
Auto components—1.99%
Dorman Products, Inc.*,1	52,407	3,617,131
Fox Factory Holding Corp.*,1	7,345	190,235
Gentex Corp.[1]	265,004	5,535,934
		9,343,300
Banks—1.54%
Pinnacle Financial Partners, Inc.[1]	36,280	2,425,318
SVB Financial Group*	6,788	1,169,097
Texas Capital Bancshares, Inc.*	7,702	635,415
Western Alliance Bancorp*	60,638	2,994,305
		7,224,135
Beverages—1.47%
MGP Ingredients, Inc.[1]	48,104	2,039,128
National Beverage Corp.[1]	90,325	4,533,412
Primo Water Corp.*	26,855	346,967
		6,919,507
Biotechnology—1.59%
Alder Biopharmaceuticals, Inc.*,1	31,120	639,516
Clovis Oncology, Inc.*	2,456	159,149
Cytokinetics, Inc.*	17,837	186,397
Heron Therapeutics, Inc.*,1	60,625	788,125
Ligand Pharmaceuticals, Inc.*	4,628	490,614
Momenta Pharmaceuticals, Inc.*	7,169	135,494
Radius Health, Inc.*,1	65,647	2,856,957
Synergy Pharmaceuticals, Inc.*,1	22,408	158,425
Ultragenyx Pharmaceutical, Inc.*,1	26,996	2,024,970
		7,439,647
Building products—1.43%
Apogee Enterprises, Inc.[1]	57,413	3,277,134
Masonite International Corp.*	47,015	3,131,199
Patrick Industries, Inc.*,1	3,680	300,840
		6,709,173
Capital markets—1.96%
Financial Engines, Inc.[1]	108,445	4,180,555
MarketAxess Holdings, Inc.	26,723	5,003,882
		9,184,437
Commercial services & supplies—3.41%
Healthcare Services Group, Inc.[1]	181,785	7,225,954
Hudson Technologies, Inc.*	16,285	118,229
Innerworkings, Inc.*	168,447	1,618,776
	Number of Shares	Value
Common stocks—(continued)
Commercial services & supplies—(concluded)
Mobile Mini, Inc.[1]	95,712	$3,115,426
Ritchie Brothers Auctioneers, Inc.	120,658	3,914,145
		15,992,530
Communications equipment—0.76%
Digi International, Inc.*	168,627	2,200,582
Lumentum Holdings, Inc.*	21,509	816,267
Oclaro, Inc.*	11,961	117,264
RADCOM Ltd.*,1	21,735	409,705
		3,543,818
Construction & engineering—1.05%
Dycom Industries, Inc.*,1	28,365	2,287,921
Granite Construction, Inc.	5,777	324,263
MasTec, Inc.*	21,792	811,752
NV5 Global, Inc.*,1	17,211	701,348
Quanta Services, Inc.*	22,702	814,775
		4,940,059
Construction materials—1.19%
Forterra, Inc.*,1	105,795	2,035,496
Summit Materials, Inc., Class A*	114,844	2,882,584
US Concrete, Inc.*,1	9,815	642,883
		5,560,963
Consumer finance—1.41%
Green Dot Corp., Class A*	8,944	239,699
PRA Group, Inc.*,1	160,281	6,379,184
		6,618,883
Containers & packaging—0.71%
Berry Plastics Group, Inc.*	65,173	3,325,778
Diversified consumer services—2.03%
Chegg, Inc.*,1	58,690	421,981
Grand Canyon Education, Inc.*	154,487	9,111,643
		9,533,624
Diversified telecommunication services—1.10%
Vonage Holdings Corp.*,1	339,061	2,403,942
Zayo Group Holdings, Inc.*	86,575	2,766,937
		5,170,879
Electrical equipment—0.64%
Acuity Brands, Inc.[1]	12,558	2,602,394
Atkore International Group, Inc.*	10,002	267,254
Polar Power, Inc.*	18,217	150,837
		3,020,485
Electronic equipment, instruments & components—4.54%
Airgain, Inc.*	17,986	312,597
Cognex Corp.[1]	59,610	4,027,252
Coherent, Inc.*,1	19,324	3,047,974
Fabrinet*,1	71,265	3,002,394
II-VI, Inc.*	15,400	562,100
National Instruments Corp.	274,427	8,622,496
Orbotech Ltd.*	26,220	914,816

PACE Small/Medium Co Growth Equity Investments

Portfolio of investments—January 31, 2017 (unaudited)

	Number of Shares	Value
Common stocks—(continued)
Electronic equipment, instruments & components—(concluded)
OSI Systems, Inc.*,1	6,021	$449,588
TTM Technologies, Inc.*	24,500	363,335
		21,302,552
Energy equipment & services—0.11%
RPC, Inc.[1]	23,736	510,799
Equity real estate investment trusts—1.84%
DuPont Fabros Technology, Inc.[1]	54,203	2,573,559
National Storage Affiliates Trust[1]	146,777	3,265,788
QTS Realty Trust, Inc.	55,510	2,797,149
		8,636,496
Food & staples retailing—1.25%
United Natural Foods, Inc.*,1	128,438	5,869,617
Food products—1.09%
Calavo Growers, Inc.[1]	35,661	1,972,053
Freshpet, Inc.*,1	241,654	2,694,442
Snyders-Lance, Inc.[1]	12,100	464,398
		5,130,893
Health care equipment & supplies—4.21%
AxoGen, Inc.*,1	33,696	367,286
Cardiovascular Systems, Inc.*	12,574	310,578
Glaukos Corp.*	19,563	806,387
Inogen, Inc.*,1	12,707	817,950
Neogen Corp.*,1	48,397	3,196,138
Nevro Corp.*,1	48,269	4,200,368
Novadaq Technologies, Inc.*	225,950	1,527,422
NuVasive, Inc.*	55,110	3,900,135
Penumbra, Inc.*	7,821	559,592
Zeltiq Aesthetics, Inc.*,1	92,101	4,083,758
		19,769,614
Health care providers & services—5.85%
Almost Family, Inc.*	597	28,208
AMN Healthcare Services, Inc.*,1	45,611	1,635,154
BioTelemetry, Inc.*,1	17,733	408,746
Centene Corp.*	87,096	5,510,564
Chemed Corp.	35,335	5,868,790
Diplomat Pharmacy, Inc.*,1	82,605	1,134,993
Envision Healthcare Corp.*	128,123	8,712,364
HealthSouth Corp.	25,667	996,393
US Physical Therapy, Inc.[1]	45,113	3,164,677
		27,459,889
Health care technology—3.57%
athenahealth, Inc.*,1	48,263	6,080,655
Evolent Health, Inc., Class A*,1	15,141	275,566
HealthStream, Inc.*,1	158,064	3,629,150
Inovalon Holdings, Inc., Class A*,1	141,160	1,630,398
Veeva Systems, Inc., Class A*,1	114,137	4,831,419
Vocera Communications, Inc.*	14,988	311,001
		16,758,189
	Number of Shares	Value
Common stocks—(continued)
Hotels, restaurants & leisure—3.88%
Bojangles', Inc.*	15,960	$316,008
Dave & Buster's Entertainment, Inc.*,1	54,652	2,976,348
ILG, Inc.	172,990	3,278,160
Jack in the Box, Inc.	2,181	235,374
Panera Bread Co., Class A*,1	1,104	230,802
Papa John's International, Inc.[1]	4,258	362,867
Planet Fitness, Inc., Class A	145,680	3,065,107
Texas Roadhouse, Inc.	3,755	175,133
The Cheesecake Factory, Inc.	57,180	3,445,667
Vail Resorts, Inc.	23,258	3,989,677
Zoe's Kitchen, Inc.*,1	6,107	133,316
		18,208,459
Household durables—0.20%
Century Communities, Inc.*	21,156	481,299
iRobot Corp.*,1	4,198	254,231
LGI Homes, Inc.*,1	6,335	196,765
		932,295
Household products—0.06%
Central Garden & Pet Co.*,1	8,819	289,704
Insurance—0.53%
Kinsale Capital Group, Inc.	6,335	185,932
Primerica, Inc.[1]	30,426	2,295,642
		2,481,574
Internet & Direct Marketing Retail—0.11%
Nutrisystem, Inc.[1]	15,125	499,881
Internet software & services—6.32%
2U, Inc.*	99,017	3,370,539
Carbonite, Inc.*	47,779	824,188
ChannelAdvisor Corp.*	106,044	1,468,709
CoStar Group, Inc.*,1	29,984	6,059,766
Five9, Inc.*,1	70,911	1,096,284
GrubHub, Inc.*,1	33,799	1,404,348
GTT Communications, Inc.*,1	108,763	3,072,555
j2 Global, Inc.[1]	40,786	3,418,275
LogMeIn, Inc.[1]	2,816	304,410
Match Group, Inc.*,1	18,237	316,777
Q2 Holdings, Inc.*	13,007	412,972
Shopify, Inc.*	6,126	311,323
SPS Commerce, Inc.*,1	89,525	6,177,225
Stamps.com, Inc.*,1	9,038	1,098,569
Wix.com Ltd.*	6,159	323,655
		29,659,595
IT services—4.94%
Cass Information Systems, Inc.	47,833	3,145,976
Euronet Worldwide, Inc.*	67,390	4,819,733
ExlService Holdings, Inc.*	67,105	3,083,475
Gartner, Inc.*	25,413	2,525,036
InterXion Holding NV*	70,192	2,697,479
MAXIMUS, Inc.[1]	125,660	6,928,892
		23,200,591

PACE Small/Medium Co Growth Equity Investments

Portfolio of investments—January 31, 2017 (unaudited)

	Number of Shares	Value
Common stocks—(continued)
Leisure products—0.04%
Nautilus, Inc.*,1	9,929	$172,268
Life sciences tools & services—1.77%
Bio-Techne Corp.	39,265	3,995,214
INC Research Holdings, Inc., Class A*	67,455	3,575,115
NeoGenomics, Inc.*	26,197	211,148
PRA Health Sciences, Inc.*	9,075	531,704
		8,313,181
Machinery—2.79%
Actuant Corp., Class A	68,311	1,786,333
John Bean Technologies Corp.	8,655	747,359
Kennametal, Inc.	6,471	231,274
Kornit Digital Ltd.*	8,375	139,025
Manitowoc Foodservice, Inc.*	49,819	955,528
Proto Labs, Inc.*,1	107,084	5,621,910
RBC Bearings, Inc.*,1	2,516	233,057
The Middleby Corp.*,1	25,226	3,384,825
		13,099,311
Media—1.92%
Nexstar Media Group, Inc.	137,881	9,017,417
Multiline retail—0.15%
Ollie's Bargain Outlet Holdings, Inc.*,1	22,617	690,949
Oil, gas & consumable fuels—0.51%
Callon Petroleum Co.*,1	17,052	260,554
Carrizo Oil & Gas, Inc.*,1	49,477	1,749,507
Matador Resources Co.*,1	14,242	374,992
		2,385,053
Pharmaceuticals—1.62%
Heska Corp.*	41,938	3,339,104
Horizon Pharma PLC*	102,067	1,670,837
Pacira Pharmaceuticals Inc/DE*,1	59,641	2,293,196
Supernus Pharmaceuticals, Inc.*	10,289	278,317
		7,581,454
Professional services—4.02%
Exponent, Inc.	51,476	2,988,182
The Advisory Board Co.*,1	104,940	4,774,770
TransUnion*	197,119	6,215,162
WageWorks, Inc.*	68,053	4,910,024
		18,888,138
Road & rail—0.15%
Knight Transportation, Inc.[1]	4,321	144,322
Old Dominion Freight Line, Inc.*	6,276	554,045
		698,367
Semiconductors & semiconductor equipment—3.68%
Advanced Energy Industries, Inc.*	12,868	757,153
Advanced Micro Devices, Inc.*,1	91,279	946,563
AXT, Inc.*	43,318	249,079
Cabot Microelectronics Corp.	33,923	2,290,142
Cavium, Inc.*,1	65,442	4,332,915
CEVA, Inc.*,1	19,298	682,184
	Number of Shares	Value
Common stocks—(concluded)
Semiconductors & semiconductor equipment—(concluded)
Ichor Holdings Ltd.*	8,392	$129,572
M/A-COM Technology Solutions Holdings, Inc.*,1	71,483	3,399,017
Power Integrations, Inc.	59,970	4,257,870
Rudolph Technologies, Inc.*	9,796	224,818
		17,269,313
Software—11.16%
A10 Networks, Inc.*	12,934	103,084
Asure Software, Inc.*	11,493	121,711
CommVault Systems, Inc.*	15,694	770,575
Ellie Mae, Inc.*,1	57,326	4,743,153
Gigamon, Inc.*,1	5,765	191,110
HubSpot, Inc.*	40,245	2,064,568
Imperva, Inc.*	31,989	1,335,541
Paylocity Holding Corp.*,1	147,939	4,565,398
Pegasystems, Inc.[1]	141,919	5,506,457
Proofpoint, Inc.*,1	29,365	2,353,898
PROS Holdings, Inc.*,1	140,645	3,147,635
RealPage, Inc.*	23,243	711,236
Synchronoss Technologies, Inc.*	161,580	6,224,062
Take-Two Interactive Software, Inc.*,1	54,699	2,934,601
Tyler Technologies, Inc.*,1	20,600	3,008,012
Ultimate Software Group, Inc.*,1	55,842	10,814,362
Varonis Systems, Inc.*,1	23,821	712,248
Verint Systems, Inc.*	81,520	3,044,772
		52,352,423
Specialty retail—4.34%
Boot Barn Holdings, Inc.*,1	12,973	140,757
Build-A-Bear Workshop, Inc.*,1	8,307	99,684
Conn's, Inc.*	16,214	171,058
Five Below, Inc.*,1	121,725	4,850,741
Foot Locker, Inc.	17,571	1,204,316
Lithia Motors, Inc., Class A1	6,337	653,472
Monro Muffler Brake, Inc.[1]	105,812	6,338,139
Murphy USA, Inc.*	50,720	3,230,864
The Children's Place, Inc.[1]	3,955	383,635
Tile Shop Holdings, Inc.*,1	172,760	3,299,716
		20,372,382
Technology hardware, storage & peripherals—0.50%
Stratasys Ltd.*,1	117,870	2,324,396
Thrifts & mortgage finance—0.24%
BofI Holding, Inc.*,1	12,516	369,222
LendingTree, Inc.*	6,937	776,250
		1,145,472
Trading companies & distributors—2.60%
Beacon Roofing Supply, Inc.*	160,103	7,007,708
SiteOne Landscape Supply, Inc.*,1	135,632	5,210,982
		12,218,690
Wireless telecommunication services—0.09%
Boingo Wireless, Inc.*	37,277	436,142
Total common stocks (cost—$413,772,565)		460,142,608

PACE Small/Medium Co Growth Equity Investments

Portfolio of investments—January 31, 2017 (unaudited)

	Number of Rights	Value
Right—0.02%
Dyax Corp.*,2,3 (cost—$80,090)	72,153	$90,191
	Face Amount
Repurchase agreement—1.87%
Repurchase agreement dated 01/31/17 with State Street Bank and Trust Co., 0.010% due 02/01/17, collateralized by $8,795,375 US Treasury Notes, 1.000% to 3.750% due 05/15/18 to 12/31/19; (value—$8,952,644); proceeds: $8,777,002 (cost—$8,777,000)	$8,777,000	8,777,000
	Number of Shares	Value
Investment of cash collateral from securities loaned—2.00%
Money market fund—2.00%
State Street Institutional U.S. Government Money Market Fund (cost—$9,384,301)	9,384,301	$9,384,301
Total investments (cost—$432,013,956)—101.94%		478,394,100
Liabilities in excess of other assets—(1.94)%		(9,104,441)
Net assets—100.00%		$469,289,659

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 239.

Aggregate cost for federal income tax purposes was substantially the same for book purposes; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$63,671,223
Gross unrealized depreciation	(17,291,079)
Net unrealized appreciation	$46,380,144

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of January 31, 2017 in valuing the Portfolio's investments. In the event a Portfolio holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments.

Assets Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$460,142,608	$—	$—	$460,142,608
Right	—	—	90,191	90,191
Repurchase agreement	—	8,777,000	—	8,777,000
Investment of cash collateral from securities loaned	—	9,384,301	—	9,384,301
Total	$460,142,608	$18,161,301	$90,191	$478,394,100

At January 31, 2017, there were no transfers between Level 1 and Level 2.

PACE Small/Medium Co Growth Equity Investments

Portfolio of investments—January 31, 2017 (unaudited)

Level 3 rollforward disclosure

The following is a rollforward of the Portfolio's investments that was valued using unobservable inputs for the period ended January 31, 2017:

Right
Beginning balance	$85,141
Purchases	—
Issuances	—
Sales	—
Accrued discounts/(premiums)	—
Total realized gain/(loss)	—
Net change in unrealized appreciation/depreciation	5,050
Transfers into Level 3	—
Transfers out of Level 3	—
Ending balance	$90,191

The change in net unrealized appreciation/depreciation relating to the Level 3 investment held at January 31, 2017, was $5,050.

Portfolio footnotes

*  Non-income producing security.

1  Security, or portion thereof, was on loan at the period end.

2  Illiquid investment at the period end.

3  Security is being fair valued by a valuation committee under the direction of the board of trustees.

See accompanying notes to financial statements

PACE International Equity Investments

Performance (Unaudited)

For the six months ended January 31, 2017, the Portfolio's Class P shares returned 2.93% before the deduction of the maximum PACE Select program fee.1 In comparison, the MSCI EAFE Index (net) (the "benchmark") returned 3.49% and the Lipper International Multi-Cap Growth Funds category had a median return of 0.67%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 175. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 2.

Subadvisors' comments (Unaudited)2

Mondrian

Our portion of the Portfolio underperformed the benchmark during the reporting period. Stock selection within markets held back our returns, driven by specific holdings in Sweden, Spain and the Netherlands, including Ericsson, Iberdrola and Ahold. At the sector level, allocation between sectors was also a headwind for our returns, driven by underweight positions in the very strong financials and materials sectors. In addition, our segment's overweight positions in certain classically defensive sectors, such as utilities and telecommunication services, were negative for relative performance. Stock selection within sectors, however, contributed positively to relative returns, helped by strong returns from our holdings in the healthcare and industrials sectors.

Country allocation added slightly to relative returns, supported by underweight positions in the Australian and Danish equity markets, both of which lagged the benchmark in local currency terms. Currency allocation effects were approximately neutral for relative returns during the reporting period. While our portion of the Portfolio benefited from an underweight exposure to the weak Japanese yen, this was largely offset by an underweight position in the relatively strong Australian dollar.

The main highlights of the strategy being adopted for our portion of the Portfolio are an overweight position in select European markets; overweight positions in the telecommunication services, energy and utilities sectors, and underweight positions in the materials and financials sectors.

Derivatives were not used during the reporting period.

Chautauqua

Our portion of the Portfolio underperformed the benchmark during the reporting period. During this six-month period, small-capitalization and value

1  Class P shares held through the PACE Select Advisors Program are subject to a maximum Program fee of 2.50%, which, if included, would have reduced performance. Class P shares held through other advisory programs also may be subject to a program fee, which, if included, would have reduced performance.

2  All Sub advisors discuss performance on a gross-of-fees basis—meaning that no fees or expenses are reflected in their sleeves'/sleeve's performance. Alternately, Portfolio performance is shown net of fees, which does factor in fees and expenses associated with the Portfolio.

PACE Select Advisors Trust –
PACE International Equity Investments

Investment Manager:

UBS Asset Management (Americas) Inc. ("UBS AM")

Investment Subadvisors:

Mondrian Investment Partners Limited ("Mondrian");

Chautauqua Capital Management, a division of Robert W. Baird & Co. Incorporated ("Chautauqua");

Los Angeles Capital Management and Equity Research, Inc. ("Los Angeles Capital")

Portfolio Management Team:

UBS AM: Mabel Lung, CFA, Fred Lee, CFA, Vincent Russo, Mayoor Joshi and Diana To

Mondrian: Elizabeth A. Desmond, Nigel Bliss and Steve Dutaut;

Chautauqua: Brian M. Beitner, CFA;
Los Angeles Capital: Thomas D. Stevens, CFA, Hal W. Reynolds, CFA and Daniel E. Allen, CFA

Objective:

Capital appreciation

Investment process:

Mondrian: The Portfolio conducts research on a global basis in an effort to identify securities that have the potential for capital appreciation over a market cycle. The center of its research effort is a value-oriented dividend discount methodology toward individual securities and market analysis that attempts to identify value across country boundaries. This approach focuses on future

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PACE International Equity Investments

Subadvisors' comments (Unaudited) – continued

segments of the MSCI EAFE Index dramatically outperformed the large-capitalization and growth segments. As a result, our high-quality, large capitalization and growth-oriented bias was at a disadvantage.

While the underlying companies whose securities make up our portion of the Portfolio performed well, market movements created a different effect. The main drivers of the MSCI EAFE Index's performance, from a sector perspective, were derived from strong gains in material and financial stocks, while healthcare was the largest detractor from performance. Therefore, our underweights in materials and financials stocks held back returns. Within the defensive sectors (utilities, consumer staples, healthcare and telecommunications) our overweight to leading health care companies lessened returns, while our underweight to poor performing consumer staples and utilities stocks was beneficial for relative results. Our two largest sector conviction overweights, namely healthcare and information technology, were additive to returns from a stock selection perspective.

Regionally, stock selection in Africa/Middle East and Latin America contributed to performance, while underweights in Asia/Pacific Basin and Europe detracted from performance despite the fact that the top five holdings by selection are from that region.

Derivatives were not used during the reporting period.

Los Angeles Capital

Our portion of the Portfolio outperformed the benchmark during the reporting period, with fundamental factor exposures and sector tilts both contributing to results. Within sectors, an overweight to basic materials and energy in Japan and the Pacific ex-Japan regions was the largest contributor to returns. An underweight to telecommunications in Europe also proved relatively beneficial. Financials rallied in the European and Pacific ex-Japan regions and, consequently, an underweight to the sector detracted from relative results. Companies with strong three-year price momentum underperformed globally, and a tilt away from these historical winners was the most significant contributor to relative returns.

Over the period, investors migrated from a more defensive posture to an optimistic outlook, favoring companies with greater volatility and increased financial risk. In turn, a general tilt toward such companies added to returns in most regions. Stocks with larger dividend yields were rewarded globally and, while a tilt toward these higher-yielding securities helped in Japan and the Pacific ex-Japan regions, a tilt away detracted in Europe. Additionally, investors in Japan embraced companies with larger earnings yields and an increased exposure to these companies bolstered performance. Large cap companies in the MSCI EAFE Index were favored in Japan and the Pacific ex-Japan regions, but not in Europe. Consequently, an increased exposure to smaller cap companies within the MSCI EAFE Index detracted from results in Japan and the Pacific ex-Japan regions, but added value in Europe. Within

Investment process
(continued)

anticipated dividends, and discounts the value of those dividends back to what they would be worth if they were being paid today.

Comparisons of the values of different possible investments are then made. In an international portfolio, currency returns can be an integral component of an investment's total return. The Portfolio uses a purchasing power parity approach to assess the value of individual currencies. Purchasing power parity attempts to identify the amount of goods and services that a dollar will buy in the United States, and compares that to the amount of a foreign currency required to buy the same amount of goods and services in another country.

Chautauqua: The Portfolio seeks to achieve consistent risk adjusted excess returns by managing a concentrated portfolio of 25-35 quality, growth companies generally headquartered outside of the United States. The portfolio consists of a carefully diversified set of best idea equities that the Portfolio believes will benefit from long-term trends, have sustainable competitive advantages and exhibit growth that should outpace the market. Companies are valued based on a forward looking cash flow analysis. When selecting investments, the Portfolio has a long-term horizon.

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PACE International Equity Investments

Subadvisors' comments (Unaudited) – concluded

countries, an overweight to New Zealand and an underweight to the UK added relative value, whereas an overweight to Finland and an underweight to the Netherlands detracted from relative performance.

At the end of the reporting period, our portion of the Portfolio exhibited tilts toward energy, financials and materials, and tilts away from healthcare, industrials and telecommunications. We exhibited lower price-to-book and price-to-earnings multiples, as well as a higher yield, relative to the benchmark. We also exhibited a higher beta and a lower-weighted average market capitalization. (Beta is a measure of volatility or risk relative to the market as a whole.)

Derivatives were not used during the reporting period.

Investment process
(concluded)

Los Angeles Capital: The Portfolio employs a "long/short" or "130/30" equity strategy. The Portfolio buys securities "long" that it believes will outperform the market or decrease portfolio risk, and sells securities "short" that it believes will underperform the market. The Portfolio uses Los Angeles Capital's proprietary quantitative model that includes fundamental data inputs for a universe of equity securities and, through the use of statistical tools, estimates expected returns based on each security's risk characteristics and the expected return to each characteristic in the current market environment.

Special considerations

The Portfolio may be appropriate for long-term investors seeking capital appreciation who are able to withstand short-term fluctuations in the equity markets in return for potentially higher returns over the long term. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions, and other political, social and economic developments, as well as specific matters relating to the companies in whose securities the Portfolio invests. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan. The value of the Portfolio's investments in foreign securities may fall due to adverse political, social and economic developments abroad, and due to decreases in foreign currency values relative to the US dollar. These risks are greater for investments in emerging market issuers than for issuers in more developed countries.

PACE International Equity Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 01/31/17	6 months	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	2.76%	9.97%	6.13%	0.17%
Class C2	2.37	9.13	5.28	(0.65)
Class Y3	2.93	10.26	6.43	0.48
Class P4	2.93	10.28	6.42	0.43
After deducting maximum sales charge
Class A1	(2.92)	3.93	4.93	(0.39)
Class C2	1.37	8.13	5.28	(0.65)
MSCI EAFE Index (net)[5]	3.49	12.03	6.04	0.97
Lipper International Multi-Cap Growth Funds median	0.67	9.08	5.44	1.07

Most recent calendar quarter-end returns (unaudited)

Average annual total returns for periods ended 12/31/16	6 months	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	3.38%	1.89%	6.47%	(0.05)%
Class C2	3.01	1.13	5.61	(0.86)
Class Y3	3.55	2.20	6.77	0.25
Class P4	3.55	2.20	6.76	0.21
After deducting maximum sales charge
Class A1	(2.31)	(3.71)	5.27	(0.61)
Class C2	2.01	0.13	5.61	(0.86)

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 28, 2016 prospectuses, were as follows: Class A—1.86% and 1.86%; Class C—2.65% and 2.65%; Class Y—1.56% and 1.56%; and Class P—1.58% and 1.58% Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Asset Management (Americas) Inc. ("UBS AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated to waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses of each class through November 30, 2017 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) would not exceed   Class A—1.55%; Class C—2.30%; Class Y—1.30%; and Class P—1.30% The Portfolio has agreed to repay UBS AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed these expense caps. The fee waiver/expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS AM. Upon termination of the agreement, however, UBS AM's three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees of 0.25% annually.

2  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees of 0.25% and 0.75% annually, respectively.

3  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

4  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

5  The MSCI EAFE Index (net) is an index of stocks designed to measure the investment returns of developed economies outside of North America. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The Index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

Prior to February 17, 2015, if an investor sold or exchanged shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged was deducted at the time of the transaction, except as noted otherwise in the prospectus. For sales or exchanges taking place on or after February 17, 2015 but prior to August 3, 2015, there is a reduction in the redemption holding period from 90 days to 30 days. Effective August 3, 2015, the 1.00% redemption fee imposed on sales or exchanges of any class of shares of the portfolios made during the holding periods specified in the prospectus was eliminated. Please refer to the prospectus for further information.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

PACE International Equity Investments

Portfolio statistics—January 31, 2017 (unaudited)

Top ten holdings (long holdings)[1]	Percentage of net assets
ENI SpA	1.9%
Sanofi SA	1.9
GlaxoSmithKline PLC	1.5
Canon, Inc.	1.5
ABB Ltd.	1.5
Nestle SA	1.5
Royal Dutch Shell PLC, B Shares	1.4
Allianz SE	1.4
Tesco PLC	1.3
Telia Co. AB	1.3
Total	15.2%
Top ten holdings (short holdings)[1]	Percentage of net assets
Keyence Corp.	(0.5)%
Genmab A/S	(0.5)
Dufry AG	(0.4)
FANUC Corp.	(0.4)
Nidec Corp.	(0.4)
Scentre Group	(0.4)
Fiat Chrysler Automobiles N.V.	(0.4)
Hoya Corp.	(0.3)
Westfield Corp.	(0.3)
Koito Manufacturing Co. Ltd.	(0.3)
Total	(3.9)%
Top five issuer breakdown by country or territory of origin (long holdings)[1]	Percentage of net assets
Japan	25.1%
United Kingdom	17.1
Switzerland	10.4
Germany	10.0
France	6.4
Total	69.0%
Top five issuer breakdown by country or territory of origin (short holdings)[1]	Percentage of net assets
Japan	(5.5)%
Australia	(2.4)
Netherlands	(0.8)
Switzerland	(0.8)
Denmark	(0.6)
Total	(10.1)%

1  The Portfolio is actively managed and its composition will vary over time.

PACE International Equity Investments

Industry diversification—(unaudited)

As a percentage of net assets as of January 31, 2017

Common stocks

Aerospace & defense	0.49%
Air freight & logistics	0.03
Airlines	0.33
Auto components	2.15
Automobiles	4.11
Banks	8.90
Beverages	1.51
Biotechnology	1.22
Building products	0.93
Capital markets	3.24
Chemicals	3.35
Commercial services & supplies	1.53
Communications equipment	0.75
Construction & engineering	0.37
Construction materials	0.59
Consumer finance	0.16
Containers & packaging	0.05
Distributors	0.16
Diversified consumer services	0.10
Diversified financial services	0.58
Diversified telecommunication services	4.95
Electric utilities	2.64
Electrical equipment	4.61
Electronic equipment, instruments & components	1.37
Energy equipment & services	1.50
Equity real estate investment trusts	0.97
Food & staples retailing	3.23
Food products	2.49
Gas utilities	0.61
Health care equipment & supplies	1.14
Health care providers & services	1.18
Hotels, restaurants & leisure	1.16
Household durables	0.60
Household products	0.83
Independent power and renewable electricity producers	0.31
Industrial conglomerates	1.26
Insurance	9.15
Internet & catalog retail	0.44
Internet software & services	1.44
IT services	1.37
Leisure products	0.51
Machinery	2.23
Marine	0.32
Media	1.56

Common stocks—(concluded)

Metals & mining	2.83%
Multi-utilities	1.33
Multiline retail	0.05
Oil, gas & consumable fuels	7.74
Paper & forest products	0.82
Personal products	0.59
Pharmaceuticals	8.74
Professional services	1.04
Real estate management & development	2.90
Road & rail	0.44
Semiconductors & semiconductor equipment	2.32
Software	2.48
Specialty retail	1.15
Technology hardware, storage & peripherals	0.27
Textiles, apparel & luxury goods	1.17
Tobacco	0.65
Trading companies & distributors	0.78
Transportation infrastructure	0.45
Wireless telecommunication services	0.65
Total common stocks	112.82

Preferred stocks

Automobiles	0.12
Chemicals	0.05
Household products	0.07
Total preferred stocks	0.24
Right	0.00	†
Repurchase agreement	0.25
Investment of cash collateral from securities loaned	1.24

Investments sold short
Common stocks

Aerospace & defense	(0.18)
Airlines	(0.26)
Auto components	(0.32)
Automobiles	(0.51)
Banks	(0.47)
Beverages	(0.18)
Biotechnology	(0.46)
Capital markets	(0.25)
Chemicals	(0.31)
Construction materials	(0.14)
Consumer finance	(0.21)

†  Weighting represents less than 0.005% of the Portfolio's net assets as of January 31, 2017.

PACE International Equity Investments

Industry diversification—(unaudited) (concluded)

As a percentage of net assets as of January 31, 2017

Investments sold short—(continued)
Common stocks—(continued)

Diversified financial services	(0.32)%
Diversified telecommunication services	(0.28)
Electric utilities	(0.45)
Electrical equipment	(0.39)
Electronic equipment, instruments & components	(0.91)
Energy equipment & services	(0.02)
Equity real estate investment trusts	(2.15)
Food products	(0.35)
Health care equipment & supplies	(0.25)
Health care technology	(0.07)
Hotels, restaurants & leisure	(0.41)
Household durables	(0.06)
Household products	(0.07)
Industrial conglomerates	(0.20)
Insurance	(0.26)
Internet & catalog retail	(0.05)
Internet software & services	(0.08)
IT services	(0.09)
Leisure products	(0.22)

Investments sold short—(concluded)
Common stocks—(concluded)

Machinery	(0.48)%
Media	(0.13)
Metals & mining	(0.31)
Multi-utilities	(0.12)
Multiline retail	(0.05)
Oil, gas & consumable fuels	(0.36)
Personal products	(0.20)
Pharmaceuticals	(0.16)
Real estate management & development	(0.14)
Road & rail	(0.54)
Semiconductors & semiconductor equipment	(0.08)
Specialty retail	(0.59)
Textiles, apparel & luxury goods	(0.02)
Trading companies & distributors	(0.11)
Transportation infrastructure	(0.16)
Wireless telecommunication services	(0.10)
Total investments sold short	(13.47)
Liabilities in excess of other assets	(1.08)
Net assets	100.00%

PACE International Equity Investments

Portfolio of investments—January 31, 2017 (unaudited)

	Number of Shares	Value
Common stocks—112.82%
Australia—5.05%
AMP Ltd.	11,804	$44,761
Aurizon Holdings Ltd.	228,529	868,315
Australia & New Zealand Banking Group Ltd.	282,301	6,270,905
BHP Billiton Ltd.	493,647	9,973,536
Boral Ltd.	409,240	1,806,340
Coca-Cola Amatil Ltd.	169,929	1,256,523
Computershare Ltd.	39,726	388,353
Crown Ltd.	249,156	2,154,144
Flight Centre Travel Group Ltd.[1]	36,547	829,855
GPT Group	58,367	207,163
Incitec Pivot Ltd.	89,142	260,280
Medibank Pvt Ltd.	714,059	1,462,165
Mirvac Group	241,683	372,084
Newcrest Mining Ltd.	59,135	965,577
Origin Energy Ltd.	115,536	621,244
QBE Insurance Group Ltd.	1,309,541	12,414,453
Santos Ltd.	1,103,542	3,347,706
Stockland	179,929	593,593
Suncorp Group Ltd.	66,237	654,551
Sydney Airport	11,271	50,005
TPG Telecom Ltd.[1]	230,545	1,131,250
Transurban Group	55,220	427,164
Vocus Group Ltd[1]	365,845	1,120,926
Westpac Banking Corp.	71,454	1,718,388
Total Australia common stocks		48,939,281
Austria—0.42%
Andritz AG	4,715	254,314
Erste Group Bank AG	24,187	734,732
OMV AG	56,231	1,964,599
Raiffeisen Bank International AG*	49,516	1,098,449
Total Austria common stocks		4,052,094
Belgium—0.77%
Colruyt SA	29,248	1,429,635
KBC Group N.V.[2]	85,658	5,549,917
Solvay SA	4,509	527,389
Total Belgium common stocks		7,506,941
Bermuda—1.44%
First Pacific Co. Ltd.	582,000	442,563
Hongkong Land Holdings Ltd.	753,300	5,084,775
Jardine Matheson Holdings Ltd.	85,900	5,301,748
Kerry Properties Ltd.	452,500	1,285,959
Li & Fung Ltd.	3,582,000	1,560,422
Shangri-La Asia Ltd.	234,000	260,874
Total Bermuda common stocks		13,936,341
Brazil—0.15%
BB Seguridade Participacoes SA	164,250	1,454,799
Cayman Islands—1.61%
Alibaba Group Holding Ltd., ADR*	68,847	6,974,889
Cheung Kong Property Holdings Ltd.[2]	614,500	4,070,848
Ctrip.com International Ltd., ADR*	32,114	1,387,646
MGM China Holdings Ltd.	68,800	134,250
	Number of Shares	Value
Common stocks—(continued)
Cayman Islands—(concluded)
Sands China Ltd.	376,800	$1,675,444
Tencent Holdings Ltd.	53,611	1,412,325
Total Cayman Islands common stocks		15,655,402
China—0.55%
Sinopharm Group Co., Class H	1,170,034	5,368,443
Denmark—2.43%
Genmab A/S*	22,838	4,402,858
ISS A/S	137,248	4,875,492
Novo Nordisk A/S, ADR	131,290	4,748,759
Novo Nordisk A/S, Class B	131,683	4,729,420
Novozymes A/S, B Shares	53,344	2,077,709
TDC A/S*	234,834	1,235,798
William Demant Holding A/S*	81,359	1,521,248
Total Denmark common stocks		23,591,284
Finland—1.13%
Fortum Oyj	25,942	414,185
Kone Oyj, Class B	16,958	767,028
Nokian Renkaat Oyj	77,138	2,891,150
Sampo Oyj, A Shares	33,758	1,563,351
Stora Enso Oyj, R Shares	68,732	780,544
UPM-Kymmene Oyj[2]	198,945	4,509,983
Total Finland common stocks		10,926,241
France—6.42%
Arkema SA	2,726	268,964
Atos SE	11,656	1,239,265
AXA SA	18,417	451,700
Bureau Veritas SA	27,654	540,927
Capgemini SA	2,795	227,406
Carrefour SA	64,948	1,588,373
Casino Guichard Perrachon SA	12,154	654,700
Christian Dior SA	3,306	709,304
Cie de Saint-Gobain	182,674	8,972,443
Cie Generale des Etablissements Michelin	5,522	592,404
Dassault Systemes SE	59,210	4,581,584
Engie SA	71,674	856,122
Essilor International SA	6,904	807,891
Eurazeo SA	15,793	971,426
Eutelsat Communications SA	16,171	275,378
Gecina SA	3,986	513,334
Iliad SA	27,843	5,949,686
L'Oreal SA	2,418	439,432
Lagardere SCA	19,141	479,581
Orange SA	97,805	1,512,440
Pernod Ricard SA	2,251	263,285
Publicis Groupe SA	13,199	905,623
Sanofi SA2	226,704	18,229,708
SCOR SE	33,223	1,124,523
Societe BIC SA	2,118	276,766
Societe Generale SA	113,275	5,533,797
Unibail-Rodamco SE	7,491	1,722,027
Veolia Environnement SA	57,043	969,544
Wendel SA	12,945	1,530,167
Total France common stocks		62,187,800

PACE International Equity Investments

Portfolio of investments—January 31, 2017 (unaudited)

	Number of Shares	Value
Common stocks—(continued)
Germany—9.80%
Allianz SE2	79,030	$13,377,057
Bayer AG	24,836	2,742,710
Bayerische Motoren Werke AG	27,945	2,539,125
Beiersdorf AG	17,770	1,571,831
Continental AG	5,315	1,036,774
Daimler AG	158,633	11,875,791
Deutsche Bank AG*,2	231,085	4,587,500
Deutsche Lufthansa AG	160,863	2,141,992
Deutsche Telekom AG1	517,475	9,027,204
E.ON SE	207,005	1,587,250
Evonik Industries AG	90,880	2,941,186
Fresenius Medical Care AG & Co. KGaA	14,056	1,142,409
GEA Group AG	6,312	260,560
Hannover Rueck SE	3,344	366,941
HeidelbergCement AG	3,624	348,725
Hugo Boss AG	22,629	1,448,580
LANXESS AG	21,594	1,565,315
Linde AG	3,542	575,259
Metro AG	58,299	1,989,336
Muenchener Rueckversicherungs-Gesellschaft AG2	18,956	3,556,469
Osram Licht AG	46,841	2,711,793
RWE AG*	190,682	2,522,584
SAP SE	98,756	9,022,157
Siemens AG2	30,922	3,880,459
ThyssenKrupp AG1	28,836	726,849
Volkswagen AG2	27,291	4,239,384
Wirecard AG1	147,660	7,142,666
Total Germany common stocks		94,927,906
Hong Kong—2.94%
AIA Group Ltd.	1,020,247	6,351,149
China Mobile Ltd.	533,500	6,040,544
Galaxy Entertainment Group Ltd.	310,000	1,484,295
Hang Lung Group Ltd.	222,000	854,077
Hang Lung Properties Ltd.	190,000	470,170
Hang Seng Bank Ltd.	55,923	1,145,287
Henderson Land Development Co. Ltd.	11,000	61,033
Hysan Development Co. Ltd.	163,000	745,789
New World Development Co. Ltd.	203,000	235,471
Sino Land Co. Ltd.	512,000	851,255
SJM Holdings Ltd.	490,000	391,550
Sun Hung Kai Properties Ltd.[2]	340,000	4,706,337
Swire Properties Ltd.	606,200	1,711,039
The Wharf Holdings Ltd.	276,000	2,082,744
Wheelock & Co. Ltd.	228,000	1,391,409
Total Hong Kong common stocks		28,522,149
India—0.58%
HDFC Bank Ltd., ADR	81,741	5,634,407
Ireland—0.48%
Allergan PLC*	21,327	4,668,267
Isle of Man—0.14%
Genting Singapore PLC	2,014,400	1,386,432
	Number of Shares	Value
Common stocks—(continued)
Israel—0.37%
Check Point Software Technologies Ltd.*,1	14,244	$1,406,880
Israel Chemicals Ltd.	212,024	973,064
Nice Ltd.	16,703	1,167,577
Total Israel common stocks		3,547,521
Italy—3.96%
Assicurazioni Generali SpA	126,204	2,008,136
Atlantia SpA	29,748	675,978
Enel SpA	1,750,095	7,299,974
ENI SpA	1,206,228	18,503,165
Intesa Sanpaolo SpA	56,149	131,530
Prysmian SpA	98,923	2,569,304
Saipem SpA*	4,046,131	2,063,784
Snam SpA	496,266	1,885,731
Terna Rete Elettrica Nazionale SpA	742,097	3,250,837
Total Italy common stocks		38,388,439
Japan—25.05%
ABC-Mart, Inc.	14,100	819,201
Aeon Financial Service Co. Ltd.	76,700	1,373,549
AEON Mall Co. Ltd.	60,100	872,411
Air Water, Inc.	18,000	333,505
Aisin Seiki Co. Ltd.	13,500	618,147
Alfresa Holdings Corp.	53,200	874,024
Amada Holdings Co. Ltd.	157,700	1,856,198
Asics Corp.	6,600	128,656
Astellas Pharma, Inc.	33,900	454,412
Benesse Holdings, Inc.[1]	32,100	933,916
Bridgestone Corp.[2]	129,700	4,759,074
Calbee, Inc.[1]	21,100	686,764
Canon, Inc.[2]	495,900	14,691,219
Concordia Financial Group Ltd.	28,900	153,113
Credit Saison Co. Ltd.	9,000	164,361
Daicel Corp.	68,000	754,016
Daiichi Sankyo Co. Ltd.	68,800	1,538,266
Daito Trust Construction Co. Ltd.	400	55,938
Daiwa House Industry Co. Ltd.	15,600	423,332
Daiwa Securities Group, Inc.[2]	509,000	3,261,549
DeNA Co. Ltd.[1]	73,000	1,635,081
Denso Corp.	22,600	980,981
Dentsu, Inc.	31,200	1,442,423
Electric Power Development Co. Ltd.	101,200	2,350,966
Fuji Electric Holdings Co. Ltd.[2]	67,000	396,980
Fuji Heavy Industries Ltd.[2]	102,700	4,129,466
Hakuhodo DY Holdings, Inc.	16,400	201,895
Hino Motors Ltd.	75,500	799,066
Hirose Electric Co. Ltd.	2,500	325,923
Hitachi Construction Machinery Co. Ltd.	6,300	145,239
Hitachi High-Technologies Corp.	1,100	47,201
Hitachi Ltd.	145,000	831,654
Hokuriku Electric Power Co.[1]	52,400	527,666
Honda Motor Co. Ltd.	386,400	11,590,973
Hoya Corp.	88,400	3,853,554
IHI Corp.*	476,000	1,285,803
Iida Group Holdings Co. Ltd.	101,800	1,906,890
Inpex Corp.	304,300	2,992,872

PACE International Equity Investments

Portfolio of investments—January 31, 2017 (unaudited)

	Number of Shares	Value
Common stocks—(continued)
Japan—(continued)
Isuzu Motors Ltd.	15,100	$203,544
Japan Airlines Co. Ltd.	81,300	2,593,593
Japan Post Bank Co. Ltd.	74,800	910,902
Japan Post Holdings Co. Ltd.	13,600	171,039
JFE Holdings, Inc.	52,600	923,330
JGC Corp.	31,600	549,383
JSR Corp.	53,100	912,355
JTEKT Corp.	39,700	653,990
JX Holdings, Inc.[2]	1,120,000	5,283,075
Kajima Corp.	65,000	453,060
Kaneka Corp.	71,000	612,470
Kawasaki Heavy Industries Ltd.	368,000	1,157,028
Keyence Corp.	15,636	6,075,204
Kintetsu Group Holdings Co. Ltd.	107,000	411,283
Kirin Holdings Co. Ltd.	667,900	10,931,531
Kobe Steel Ltd.*,1	122,500	1,194,513
Konami Holdings Corp.	22,100	884,705
Konica Minolta, Inc.	220,700	2,290,855
Kose Corp.	5,400	459,127
Kuraray Co. Ltd.	141,300	2,242,579
Kurita Water Industries Ltd.	70,500	1,673,368
Kyocera Corp.	34,100	1,777,029
Kyushu Railway Co.*	111,700	3,027,208
Lawson, Inc.[1]	15,700	1,145,762
LINE Corp.*,1	99,107	3,181,852
Makita Corp.	4,700	326,765
Marubeni Corp.[2]	863,000	5,255,503
Maruichi Steel Tube Ltd.	24,000	805,597
Mazda Motor Corp[2]	229,200	3,385,932
Medipal Holdings Corp.	106,900	1,731,646
Miraca Holdings, Inc.	25,300	1,156,213
Mitsubishi Chemical Holdings Corp.	79,300	554,629
Mitsubishi Electric Corp.	422,000	6,434,089
Mitsubishi Heavy Industries Ltd.	561,000	2,528,500
Mitsubishi Logistics Corp.	42,000	597,396
Mitsubishi Materials Corp.	15,500	529,205
Mitsubishi UFJ Financial Group, Inc.	488,400	3,161,558
Mitsubishi UFJ Lease & Finance Co. Ltd.	108,400	578,914
Mitsui Fudosan Co. Ltd.	8,000	185,387
Mitsui O.S.K. Lines Ltd.	799,000	2,547,516
Mixi, Inc.	31,500	1,365,623
MS&AD Insurance Group Holdings, Inc.	82,000	2,756,089
Nabtesco Corp.[1]	5,900	153,993
Namco Bandai Holdings, Inc.	38,300	1,054,938
NEC Corp.	329,000	760,508
NGK Insulators Ltd.	23,800	467,948
Nintendo Co. Ltd.	8,900	1,822,407
Nippon Electric Glass Co. Ltd.	72,000	415,127
Nippon Yusen K.K.	249,000	529,271
Nissan Motor Co. Ltd.	68,200	675,899
Nomura Real Estate Holdings, Inc.	86,900	1,496,949
Nomura Research Institute Ltd.	28,000	957,223
NSK Ltd.	138,400	1,684,187
OJI Paper Corp.	341,000	1,510,052
Olympus Corp.[1]	166,837	5,755,293
Ono Pharmaceutical Co. Ltd.	23,100	471,882
	Number of Shares	Value
Common stocks—(continued)
Japan—(concluded)
Osaka Gas Co. Ltd.	182,000	$681,352
Otsuka Corp.	12,700	653,503
Rakuten, Inc.[2]	422,800	4,222,009
Resona Holdings, Inc.	93,500	507,787
Ricoh Co. Ltd.	210,300	1,879,308
Rinnai Corp.	14,700	1,249,845
Sankyo Co. Ltd.	32,100	1,073,222
SBI Holdings, Inc.	134,000	1,856,133
Secom Co. Ltd.	10,400	752,160
Sega Sammy Holdings, Inc.	128,900	2,027,512
Sekisui Chemical Co. Ltd.	91,800	1,499,240
Sekisui House Ltd.[1]	24,600	398,380
Seven & I Holdings Co. Ltd.	12,400	495,187
Seven Bank Ltd.[1]	396,900	1,138,921
Showa Shell Sekiyu K.K.	121,900	1,195,140
Sohgo Security Services Co. Ltd.	26,500	996,302
Sompo Holdings, Inc.	52,700	1,912,715
Sony Financial Holdings, Inc.	27,400	461,803
Sumitomo Corp.	181,500	2,276,185
Sumitomo Electric Industries Ltd.	93,100	1,358,447
Sumitomo Mitsui Financial Group, Inc.	46,600	1,837,008
Sumitomo Mitsui Trust Holdings, Inc.	40,600	1,521,736
Sumitomo Realty & Development Co. Ltd.	27,000	732,690
Sumitomo Rubber Industries Ltd.	48,000	750,332
Suzuken Co. Ltd.	22,000	726,774
T&D Holdings, Inc.	108,800	1,622,219
Taiheiyo Cement Corp.[2]	363,000	1,269,905
Taiyo Nippon Sanso Corp.	9,900	117,141
Takashimaya Co. Ltd.	60,000	517,049
Takeda Pharmaceutical Co. Ltd.	249,100	10,422,003
Teijin Ltd.	51,200	1,081,952
The Bank of Kyoto Ltd.	84,000	658,401
The Chugoku Electric Power Co., Inc.	88,700	997,688
The Dai-ichi Life Holding, Inc.	150,800	2,753,960
The Hachijuni Bank Ltd.	38,400	226,843
The Hiroshima Bank Ltd.	78,000	365,442
The Yokohama Rubber Co. Ltd.	21,700	382,263
THK Co. Ltd.	12,400	306,513
Tokio Marine Holdings, Inc.	238,600	9,997,490
Tokyo Electron Ltd.	18,400	1,908,281
Tokyo Tatemono Co. Ltd.	17,700	234,830
Toyo Seikan Group Holdings, Ltd.	26,700	492,334
Toyo Suisan Kaisha Ltd.	39,500	1,409,840
Toyoda Gosei Co. Ltd.	42,700	1,029,020
Trend Micro, Inc.	23,600	916,535
Yamaha Corp.	25,900	791,383
Yamaha Motor Co. Ltd.	58,600	1,221,720
Yamato Holdings Co. Ltd.	13,600	274,566
Total Japan common stocks		242,772,377
Jersey—0.77%
Delphi Automotive PLC	56,071	3,928,334
Experian PLC	7,614	146,454
Glencore PLC*	725,920	2,981,164
Shire PLC	7,198	396,567
Total Jersey common stocks		7,452,519

PACE International Equity Investments

Portfolio of investments—January 31, 2017 (unaudited)

	Number of Shares	Value
Common stocks—(continued)
Luxembourg—0.47%
ArcelorMittal*,2	582,990	$4,524,308
Netherlands—4.22%
Aegon N.V.[2]	779,703	4,218,546
Airbus SE	10,428	706,491
Akzo Nobel N.V.	19,489	1,320,999
ASML Holding N.V., NY Registered Shares	66,788	8,108,063
Core Laboratories N.V.[1]	46,690	5,454,793
Gemalto N.V.	11,999	696,349
ING Groep N.V.	175,192	2,505,836
Koninklijke Ahold Delhaize N.V.	424,538	9,025,995
Koninklijke DSM N.V.	8,778	559,075
Koninklijke Vopak N.V.	46,774	2,005,311
NN Group N.V.	59,139	2,089,501
Randstad Holding N.V.	15,368	892,529
STMicroelectronics N.V.	162,602	2,140,574
Unilever N.V.	28,161	1,136,800
Total Netherlands common stocks		40,860,862
New Zealand—0.41%
Auckland International Airport Ltd.	395,447	1,984,554
Fletcher Building Ltd.	118,061	909,524
Meridian Energy Ltd.	318,500	614,588
Ryman Healthcare Ltd.	73,102	467,160
Total New Zealand common stocks		3,975,826
Norway—0.37%
DNB ASA	118,890	1,983,410
Norsk Hydro ASA	223,642	1,274,112
Orkla ASA	38,749	361,273
Total Norway common stocks		3,618,795
Papua New Guinea—0.38%
Oil Search Ltd.	703,410	3,664,913
Portugal—0.29%
Galp Energia, SGPS SA	22,193	326,299
Jeronimo Martins, SGPS SA	144,828	2,447,531
Total Portugal common stocks		2,773,830
Singapore—2.67%
Ascendas Real Estate Investment Trust	2,685,800	4,688,025
Hutchison Port Holdings Trust	1,374,500	584,162
SembCorp Industries Ltd.	962,600	2,151,481
Singapore Press Holdings Ltd.[1]	168,800	413,212
Singapore Telecommunications Ltd.	2,525,900	6,935,987
StarHub Ltd.	146,800	309,360
United Overseas Bank Ltd.	674,486	10,011,883
Yangzijiang Shipbuilding Holdings Ltd.	1,292,600	738,314
Total Singapore common stocks		25,832,424
South Africa—0.20%
Naspers Ltd., N Shares	12,014	1,906,049
South Korea—0.60%
Amorepacific Corp.	12,033	3,282,386
NAVER Corp.	3,886	2,534,711
Total South Korea common stocks		5,817,097
		Number of Shares	Value
Common stocks—(continued)
Spain—5.32%
ACS Actividades de Contruccion y Servicios SA		82,991	$2,551,488
Amadeus IT Holding SA1		57,051	2,632,517
Banco Bilbao Vizcaya Argentaria SA		385,816	2,613,464
Banco Popular Espanol SA1		1,189,737	1,227,811
Banco Santander SA1,2		1,492,689	8,296,879
Enagas SA2		137,998	3,381,592
Grifols SA, ADR		315,392	5,361,664
Iberdrola SA		1,796,163	11,311,878
Iberdrola SA*,1		33,888	213,420
Repsol SA2		344,379	5,078,201
Telefonica SA		894,431	8,617,427
Zardoya Otis SA1		28,927	243,568
Total Spain common stocks			51,529,909
Sweden—3.52%
Alfa Laval AB1		21,989	410,262
Getinge AB, B Shares		83,849	1,355,449
Husqvarna AB, B Shares		85,710	717,263
Kinnevik AB		30,575	784,028
SKF AB, B Shares[2]		225,152	4,530,273
Svenska Handelsbanken AB2		197,451	2,948,074
Swedbank AB, A Shares[2]		69,788	1,764,028
Swedish Match AB		60,395	1,965,042
Telefonaktiebolaget LM Ericsson, B Shares		1,224,512	7,230,516
Telia Co. AB		3,061,815	12,415,838
Total Sweden common stocks			34,120,773
Switzerland—10.40%
ABB Ltd.*		600,255	14,212,495
Adecco Group SA		40,610	2,889,135
Aryzta AG*		15,366	421,748
Cie Financiere Richemont SA		26,595	2,061,378
Coca-Cola HBC AG*		85,362	1,945,822
Credit Suisse Group AG*,2		279,407	4,232,541
Julius Baer Group Ltd.*		127,413	5,953,794
LafargeHolcim Ltd.*		25,569	1,366,884
Nestle SA2		193,500	14,137,790
Novartis AG2		148,702	10,887,232
Pargesa Holding SA		19,329	1,282,349
Roche Holding AG2		40,517	9,540,156
Sika AG		511	2,677,515
Sonova Holding AG		9,124	1,202,334
Swiss Prime Site AG*		7,222	600,647
Swiss Re AG2		51,779	4,819,207
Syngenta AG		28,478	12,087,070
Zurich Insurance Group AG*		36,623	10,492,265
Total Switzerland common stocks			100,810,362
Taiwan—1.07%
Taiwan Semiconductor Manufacturing Co. Ltd.		1,177,000	6,965,275
Taiwan Semiconductor Manufacturing Co. Ltd., ADR		108,730	3,360,844
Total Taiwan common stocks			10,326,119
United Kingdom—17.10%
3	i Group PLC	361,527	3,183,605
Aberdeen Asset Management PLC		129,797	427,969

PACE International Equity Investments

Portfolio of investments—January 31, 2017 (unaudited)

	Number of Shares	Value
Common stocks—(concluded)
United Kingdom—(concluded)
Admiral Group PLC	57,418	$1,282,837
AMEC PLC	522,969	2,907,236
Anglo American PLC*	84,707	1,447,103
Associated British Foods PLC	10,692	320,930
AstraZeneca PLC	20,625	1,088,185
Barclays PLC	245,041	676,480
BP PLC	1,946,604	11,579,276
British American Tobacco PLC[2]	70,572	4,349,753
Burberry Group PLC	60,347	1,245,030
Centrica PLC	512,410	1,445,863
Cobham PLC	113,977	194,427
Compass Group PLC	52,240	927,937
Diageo PLC	9,513	263,701
Direct Line Insurance Group PLC	148,603	663,646
easyJet PLC	87,868	1,050,110
G4S PLC	2,479,207	7,959,281
GKN PLC	887,753	3,835,066
GlaxoSmithKline PLC[2]	768,869	14,779,376
Hammerson PLC	122,205	840,155
Hargreaves Lansdown PLC	450,062	7,660,384
HSBC Holdings PLC	386,742	3,290,829
IMI PLC	96,092	1,409,504
Intertek Group PLC	14,427	615,619
Investec PLC	34,612	244,488
Kingfisher PLC	2,435,633	10,301,251
Lloyds Banking Group PLC	12,943,056	10,572,133
Mondi PLC	52,257	1,151,095
National Grid PLC	609,858	7,117,323
Pearson PLC	794,512	6,186,877
Prudential PLC	13,410	258,445
Reckitt Benckiser Group PLC[2]	94,506	8,089,172
Rio Tinto PLC	40,143	1,762,950
Rolls-Royce Holdings PLC*,3	145,277	1,219,912
Royal Dutch Shell PLC, A Shares[2,4]	179,356	4,845,398
Royal Dutch Shell PLC, B Shares[3]	484,427	13,629,428
RSA Insurance Group PLC	53,309	384,605
Segro PLC	76,711	445,359
Sky PLC	262,906	3,310,663
Smith & Nephew PLC	25,107	373,646
Smiths Group PLC	25,721	485,679
Standard Chartered PLC*	209,475	2,039,904
Tesco PLC*	5,115,274	12,522,532
The Sage Group PLC	39,851	307,312
Unilever PLC	157,218	6,383,354
William Hill PLC	181,107	589,858
Total United Kingdom common stocks		165,665,686
United States—0.59%
Lululemon Athletica, Inc.*	84,992	5,737,810
Venezuela—1.15%
Croda International PLC	48,791	2,054,970
Nielsen Holdings PLC	121,587	4,974,124
TechnipFMC PLC*,1	126,118	4,133,343
Total Venezuela common stocks		11,162,437
Total common stocks (cost—$1,076,734,753)		1,093,245,843
	Number of Shares	Value
Preferred stocks—0.24%
Germany—0.24%
Bayerische Motoren Werke AG	7,036	$526,738
Fuchs Petrolub SE	10,282	469,394
Henkel AG & Co. KGaA Vorzug	5,155	627,156
Porsche Automobil Holding SE	11,326	678,566
Total preferred stocks (cost—$2,216,572)		2,301,854
	Number of Rights
Right—0.00%†
Spain—0.00%†
ACS Actividades de Construccion y Servicios SA* (cost—$39,369)	82,991	37,269
	Face Amount
Repurchase agreement—0.25%
Repurchase agreement dated 01/31/17 with State Street Bank and Trust Co., 0.010% due 02/01/17, collateralized by $2,392,999 US Treasury Notes, 1.000% to 3.750% due 05/15/18 to 12/31/19; (value—$2,435,788); proceeds: $2,388,001 (cost—$2,388,000)	$2,388,000	2,388,000
	Number of Shares
Investment of cash collateral from securities loaned—1.24%
Money market fund—1.24%
State Street Institutional U.S. Government Money Market Fund (cost—$11,996,635)	11,996,635	11,996,635
Total investments before investments sold short (cost—$1,093,375,329)—114.55%		1,109,969,601
Investments sold short—(13.47)%
Common stocks—(13.47)%
Argentina—(0.02)%
Tenaris SA	(12,822)	(223,815)
Australia—(2.37)%
AGL Energy Ltd.	(67,423)	(1,155,620)
Alumina Ltd.	(70,943)	(104,378)
Aristocrat Leisure Ltd.	(57,478)	(666,076)
AusNet Services	(812,319)	(973,379)
Caltex Australia Ltd.	(76,957)	(1,669,216)
Challenger Ltd.	(277,873)	(2,322,343)
Cochlear Ltd.	(8,670)	(823,034)
Domino's Pizza Enterprises Ltd.	(42,632)	(1,922,145)
Fortescue Metals Group Ltd.	(206,150)	(1,041,252)
Goodman Group	(493,077)	(2,587,732)
Insurance Australia Group Ltd.	(6,161)	(26,960)
Orica Ltd.	(28,971)	(411,968)
Qantas Airways Ltd.	(113,476)	(293,465)

PACE International Equity Investments

Portfolio of investments—January 31, 2017 (unaudited)

	Number of Shares	Value
Investments sold short—(continued)
Common stocks—(continued)
Australia—(concluded)
Scentre Group	(1,080,281)	$(3,604,856)
South32 Ltd.	(43,389)	(90,492)
Treasury Wine Estates Ltd.	(133,922)	(1,181,218)
Vicinity Centres	(345,080)	(748,487)
Westfield Corp.	(497,421)	(3,315,977)
		(22,938,598)
Bermuda—0.00%†
Cheung Kong Infrastructure Holdings Ltd.	(5,000)	(40,308)
Cayman Islands—(0.28)%
ASM Pacific Technology Ltd.	(62,600)	(762,441)
CK Hutchison Holdings Ltd.	(159,000)	(1,915,033)
		(2,677,474)
Denmark—(0.59)%
Chr Hansen Holding A/S	(17,108)	(1,043,103)
Genmab A/S	(22,878)	(4,410,569)
Pandora A/S	(1,736)	(227,192)
		(5,680,864)
Finland—(0.06)%
Neste Oyj	(16,738)	(582,895)
France—(0.35)%
Aeroports de Paris	(3,741)	(414,745)
CNP Assurances	(8,729)	(163,818)
Groupe Eurotunnel SE	(88,140)	(818,931)
Klepierre	(28,080)	(1,065,479)
Zodiac Aerospace	(30,707)	(931,464)
		(3,394,437)
Germany—(0.25)%
Deutsche Telekom AG	(35,658)	(622,044)
Deutsche Wohnen AG	(41,850)	(1,361,637)
Merck KGaA	(4,112)	(451,214)
		(2,434,895)
Hong Kong—(0.42)%
Cathay Pacific Airways Ltd.	(95,000)	(129,052)
Hong Kong Exchanges & Clearing Ltd.	(14,200)	(345,351)
MTR Corp. Ltd.	(447,415)	(2,283,524)
PCCW Ltd.	(772,830)	(470,139)
The Bank of East Asia Ltd.	(112,986)	(484,190)
The Link REIT	(53,000)	(363,060)
		(4,075,316)
Ireland—(0.04)%
Kerry Group PLC, Class A	(6,304)	(443,016)
Japan—(5.50)%
Acom Co. Ltd.	(168,100)	(725,044)
Alps Electric Co. Ltd.	(3,400)	(90,789)
ANA Holdings, Inc.	(358,000)	(1,063,759)
Don Quijote Holdings Co. Ltd.	(10,100)	(366,305)
East Japan Railway Co.	(9,300)	(842,609)
Eisai Co. Ltd.	(13,700)	(754,101)
	Number of Shares	Value
Investments sold short—(continued)
Common stocks—(continued)
Japan—(concluded)
FANUC Corp.	(19,100)	$(3,749,460)
Fujitsu Ltd.	(144,000)	(839,947)
Hamamatsu Photonics K.K.	(8,800)	(254,468)
Hitachi Metals Ltd.	(11,700)	(162,273)
Hoya Corp.	(76,500)	(3,334,806)
Japan Airport Terminal Co. Ltd.	(10,100)	(362,280)
Japan Prime Realty Investment Corp.	(240)	(962,891)
Japan Real Estate Investment Corp.	(319)	(1,813,816)
Japan Retail Fund Investment Corp.	(551)	(1,179,006)
Kansai Paint Co. Ltd.	(21,600)	(419,718)
Keikyu Corp.	(110,000)	(1,290,851)
Keyence Corp.	(13,200)	(5,128,722)
Koito Manufacturing Co. Ltd.	(51,600)	(2,732,867)
Kyushu Electric Power Co., Inc.	(3,800)	(42,338)
Lion Corp.	(38,000)	(659,977)
M3, Inc.	(25,600)	(686,990)
Marui Group Co. Ltd.	(8,500)	(121,654)
Mebuki Financial Group, Inc.	(78,500)	(302,431)
MINEBEA MITSUMI, Inc.	(17,400)	(173,368)
MISUMI Group, Inc.	(14,500)	(270,968)
Mitsui & Co. Ltd.	(56,300)	(825,976)
NH Foods Ltd.	(45,000)	(1,225,534)
Nidec Corp.	(39,800)	(3,739,952)
Nippon Building Fund, Inc.	(38)	(218,085)
Nippon Paint Holdings Co. Ltd.	(16,200)	(473,474)
Nippon Prologis REIT, Inc.	(644)	(1,346,063)
Nissan Chemical Industries Ltd.	(19,100)	(682,566)
Nitori Holdings Co. Ltd.	(8,400)	(938,872)
NOK Corp.	(6,100)	(123,826)
Nomura Holdings, Inc.	(182,900)	(1,139,582)
Nomura Real Estate Master Fund, Inc.	(218)	(339,617)
Olympus Corp.	(35,700)	(1,231,525)
Oriental Land Co. Ltd.	(13,300)	(728,785)
Shimano, Inc.	(13,700)	(2,160,987)
Shiseido Co. Ltd.	(68,100)	(1,904,701)
SoftBank Group Corp.	(13,100)	(1,009,504)
Stanley Electric Co. Ltd.	(10,000)	(282,083)
Start Today Co. Ltd.	(24,600)	(462,544)
Suntory Beverage & Food Ltd.	(1,200)	(50,961)
Suruga Bank Ltd.	(19,200)	(438,721)
Terumo Corp.	(11,000)	(406,253)
The Kansai Electric Power Co., Inc.	(111,000)	(1,184,124)
Tokyu Corp.	(54,000)	(397,432)
TonenGeneral Sekiyu K.K.	(30,000)	(353,113)
United Urban Investment Corp.	(1,024)	(1,633,358)
West Japan Railway Co.	(6,200)	(404,145)
Yahoo Japan Corp.	(180,300)	(756,905)
Yamada Denki Co. Ltd.	(48,900)	(269,381)
Yamaguchi Financial Group, Inc.	(26,000)	(283,925)
		(53,343,432)
Mauritius—(0.09)%
Golden Agri-Resources Ltd.	(2,799,400)	(844,180)

PACE International Equity Investments

Portfolio of investments—January 31, 2017 (unaudited)

	Number of Shares	Value
Investments sold short—(continued)
Common stocks—(continued)
Netherlands—(0.84)%
Altice N.V., Class A	(33,353)	$(730,172)
CNH Industrial N.V.	(87,478)	(774,346)
EXOR N.V.	(3,018)	(137,354)
Ferrari N.V.	(21,413)	(1,333,755)
Fiat Chrysler Automobiles N.V.	(327,280)	(3,568,317)
Koninklijke KPN N.V.	(553,063)	(1,590,492)
		(8,134,436)
New Zealand—(0.03)%
Mercury NZ Ltd.	(127,096)	(286,278)
Norway—(0.09)%
Marine Harvest ASA	(47,243)	(835,110)
Singapore—(0.33)%
CapitaLand Mall Trust	(1,221,200)	(1,681,008)
Singapore Airlines Ltd.	(141,600)	(994,671)
United Overseas Bank Ltd.	(38,500)	(571,483)
		(3,247,162)
Spain—(0.45)%
Bankinter SA	(309,117)	(2,480,998)
Endesa SA	(90,043)	(1,851,201)
		(4,332,199)
Sweden—(0.33)%
James Hardie Industries PLC	(87,441)	(1,371,400)
Hennes & Mauritz AB, B Shares	(13,093)	(374,210)
Industrivarden AB, C Shares	(31,205)	(604,329)
Lundin Petroleum AB	(38,999)	(840,874)
		(3,190,813)
	Number of Shares	Value
Investments sold short—(concluded)
Common stocks—(concluded)
Switzerland—(0.80)%
Dufry AG	(29,374)	$(4,176,567)
Galenica AG	(292)	(319,280)
Partners Group Holding AG	(1,785)	(899,670)
Zurich Insurance Group AG	(8,214)	(2,353,261)
		(7,748,778)
United Kingdom—(0.06)%
Antofagasta PLC	(59,423)	(624,197)
Venezuela—(0.57)%
Coca-Cola European Partners PLC	(14,773)	(509,521)
BAE Systems PLC	(117,031)	(856,849)
Berkeley Group Holdings PLC	(16,236)	(571,897)
Fresnillo PLC	(53,760)	(982,664)
Provident Financial PLC	(38,739)	(1,327,992)
RELX PLC	(31,333)	(560,902)
Whitbread PLC	(13,615)	(672,261)
		(5,482,086)
Total investments sold short (proceeds—$123,576,183)		(130,560,289)
Liabilities in excess of other assets—(1.08)%		(10,423,762)
Net assets—100.00%		$968,985,550

For a listing of defined portfolio acronyms and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 239.

Aggregate cost for federal income tax purposes before investments sold short was substantially the same for book purposes; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$93,620,413
Gross unrealized depreciation	(77,026,141)
Net unrealized appreciation	$16,594,272

PACE International Equity Investments

Portfolio of investments—January 31, 2017 (unaudited)

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of January 31, 2017 in valuing the Portfolio's investments. In the event a Portfolio holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments.

Assets Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$1,093,245,843	$—	$—	$1,093,245,843
Preferred stocks	2,301,854	—	—	2,301,854
Right	37,269	—	—	37,269
Repurchase agreement	—	2,388,000	—	2,388,000
Investment of cash collateral from securities loaned	—	11,996,635	—	11,996,635
Total	$1,095,584,966	$14,384,635	$—	$1,109,969,601
Liabilities
Investments sold short	$(130,560,289)	$—	$—	$(130,560,289)

At January 31, 2017, there were no transfers between Level 1 and Level 2.

Portfolio footnotes

*  Non-income producing security.

†  Amount represents less than 0.005%.

1  Security, or portion thereof, was on loan at the period end.

2  Security, or portion thereof, pledged as collateral for investments sold short.

3  Security is traded on the London Exchange.

4  Security is traded on the Amsterdam Exchange.

See accompanying notes to financial statements

PACE International Emerging Markets Equity Investments

Performance (Unaudited)

For the six months ended January 31, 2017, the Portfolio's Class P shares returned 1.55% before the deduction of the maximum PACE Select program fee.1 In comparison, the MSCI Emerging Markets Index (net) (the "benchmark") returned 4.92%, and the Lipper Emerging Markets Funds category posted a median return of 3.22%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 190. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 2.

Subadvisors' Comments (Unaudited)2

Mondrian

Our portion of the Portfolio underperformed the benchmark during the reporting period. Our overweight exposure to the telecommunication sector and underweight exposure to the financial and information technology ("IT") sectors negatively impacted relative performance. At the country level, underweights in China and Brazil, along with an overweight in Mexico, weighed on returns. Underperformance in China was a result of underweight exposure to the continuing strength of the IT sector, combined with weaker performance from our holdings in Jiangsu Expressway and Beijing Enterprises. These negatives were partially offset by the strong recovery of Sands China. In Brazil, we benefited from the strong performance of pulp and paper manufacturer Suzano. Conversely, our portion of the Portfolio was negatively impacted relative to the benchmark by an underweight exposure to the materials, energy and financial sectors, coupled with weak results from our holdings in Cielo and CCR. In Mexico, concern over the economic impact of Donald Trump's policies weighed on the performance of real estate investment trust Fibra Uno. An overweight exposure to the Philippines was a detractor from results, partially driven by telecommunication operator PLDT. It underperformed as the market digested the impact of the company's investment program on its margins and balance sheet. Gains from stock selection in India were the largest positive driver of our returns, due primarily to strong performance from oil producer Cairn India.

Derivatives were not used during the reporting period.

William Blair

Our portion of the Portfolio underperformed the benchmark during the reporting period. This was largely driven by pronounced style headwinds, as low valuation market leadership intensified after the US presidential election. Our emphasis on higher-quality, higher-growth companies with relatively

1  Class P shares held through the PACE Select Advisors Program are subject to a maximum Program fee of 2.50%, which, if included, would have reduced performance. Class P shares held through other advisory programs also may be subject to a program fee, which, if included, would have reduced performance.

2  All Sub advisors discuss performance on a gross-of-fees basis—meaning that no fees or expenses are reflected in their sleeves'/sleeve's performance. Alternately, Portfolio performance is shown net of fees, which does factor in fees and expenses associated with the Portfolio.

(continued on next page)

PACE Select Advisors Trust – PACE International Emerging Markets Equity Investments

Investment Manager:

UBS Asset Management (Americas) Inc. ("UBS AM")

Investment Subadvisors:

Mondrian Investment Partners Limited ("Mondrian"); William Blair & Company L.L.C. ("William Blair");

LMCG Investments, LLC, formerly Lee Munder Capital Group ("LMCG")

Portfolio Management Team:

UBS AM: Mabel Lung, CFA, Fred Lee, CFA, Vincent Russo, Mayoor Joshi and Diana To

Mondrian: Ginny Chong, Gregory Halton and Andrew Miller;

William Blair: Todd M. McClone, Jeffrey A. Urbina and Jack Murphy;

LMCG: Gordon Johnson and Shannon Ericson

Objective:

Capital appreciation

Investment process:

Mondrian: The Portfolio conducts research on a global basis in an effort to identify securities that have the potential for capital appreciation over a market cycle. The center of its research effort is a value-oriented dividend discount methodology toward individual securities and market analysis that attempts to identify value across country boundaries. This approach focuses on future anticipated dividends and discounts the value of those divi-

PACE International Emerging Markets Equity Investments

Subadvisors' comments (Unaudited) – continued

strong earnings trends and low earnings volatility, along with concomitant higher valuations, detracted from performance in this environment. From a sector attribution perspective, our holdings in materials, energy and financials were significant detractors from results. Overweights to the consumer discretionary and consumer staples sectors also weighed on performance. These negative effects were partially mitigated by positive stock selection in information technology, along with underweights in the telecommunication services and utilities sectors. One of our top holdings for the period was NetEase, Inc., a China-based software & services company. Its share price was bolstered by solid operating trends that were evident in the company's earnings results.

Positioning adjustments were consistent with our efforts to mitigate valuation risk while emphasizing companies with improving fundamentals. From a sector perspective, this resulted in a reduction in the consumer staples sector, as higher valuation positions were reduced in the beverages, tobacco and the food/household/personal products industries. Our consumer discretionary exposure was also reduced, but remained overweight. These moves were offset by increases to energy and financials—which moved to overweight positions—and materials, which remained underweight. From a geographic perspective, Brazil experienced the largest weighting increase, moving to an overweight position on the addition of Petrobras. Indonesia, Taiwan, Russia and Argentina exposures were also increased, albeit to smaller extents. These increases were mostly offset by reductions in China and India. Within China, the reductions were primarily focused in the real estate, financials, information technology and telecommunications sectors. Within India, the reductions were primarily in the consumer staples and consumer discretionary sectors, although we maintained an overweight in the country overall.

Derivatives were not used during the reporting period.

LMCG Investments, LLC

Our portion of the Portfolio underperformed the benchmark during the reporting period. Prior to the US elections in November 2016, emerging markets were outperforming their US and developed market peers as macro concerns were more centered on developed markets given "Brexit" and the upcoming US presidential election. After the election, emerging markets weakened as the US dollar strengthened and the Federal Reserve Board raised interest rates in December 2016. Our process worked less well later in the period due to the rise in uncertainty and macro concerns in emerging markets.

Our overall stock selection model worked modestly well on average, but the effectiveness of its three major components (Market Dynamics, Earnings Quality and Valuation) varied widely. Throughout 2016, it was primarily a risk-on environment in the emerging markets. With this backdrop, investors tended to favor companies that have good Valuation versus those that have performed well and have high Price Momentum. During the period, we saw

Investment process
(continued)

dends back to what they would be worth if they were being paid today. Comparisons of the values of different possible investments are then made. In an international portfolio, currency returns can be an integral component of an investment's total return. The Portfolio uses a purchasing power parity approach to assess the value of individual currencies. Purchasing power parity attempts to identify the amount of goods and services that a dollar will buy in the United States, and compares that to the amount of a foreign currency required to buy the same amount of goods and services in another country.

William Blair: The Portfolio invests in a portfolio of mid cap and large cap equity securities issued by companies in emerging markets worldwide, according to a quality growth philosophy. The Portfolio's primary focus is on identifying such companies whose growth characteristics (rate and durability) are underestimated by the market and supported by quality management and strong competitive positioning. After screening the universe of emerging country issuers for certain quality, growth and liquidity characteristics to create a prospective list of investible securities, the Portfolio undertakes detailed fundamental analysis of these companies, focusing attention on areas where short- to intermediate-term earnings trends and over-

(continued on next page)

PACE International Emerging Markets Equity Investments

Subadvisors' comments (Unaudited) – concluded

this to be true as our Market Dynamics component, which includes Price Momentum as well as Estimate Revision, did not work well, while Valuation was most effective. As part of our core investment process, we look for stocks that have Valuation, but also have a catalyst such as Price Momentum or Estimate Revision catalyst. This approach did not work well, which made it more difficult for the strategy to add value.

Stock selection added modestly to performance during the six-month period. Positive stock selection, particularly in India, Thailand and Brazil, was partially offset by negative stock selection in Mexico, South Africa and Taiwan. Country allocation detracted slightly from performance, due to an underweight position in Russia. In terms of sectors, positive stock selection in energy, financials and consumer discretionary was partially offset by negative selections in utilities. Sector allocation was a slight drag on relative performance for the reporting period, largely driven by an underweight in financials and an overweight in real estate.

Derivatives were not used during the reporting period.

Investment process
(concluded)

all operating performance are improving or are strong. Key considerations are the sustainability of a company's competitive advantage relative to peers, its industry and market conditions, a sound financial structure and high reinvestment rates that combine to create favorable conditions for prospective growth.

LMCG: The Portfolio uses a bottom-up quantitative approach to investing in emerging markets equity securities. Inefficiencies in the market create opportunities, and the Portfolio believes that a quantitative process, which relies on sophisticated mathematical or statistical models in selecting investments, is well-suited to capture these inefficiencies and provide an opportunity to outperform the market. The Portfolio's stock selection model groups factors used to select investments into three major categories: market dynamics, value and quality.

Special considerations

The Portfolio may be appropriate for long-term investors seeking capital appreciation who are able to withstand short-term fluctuations in the equity markets in return for potentially higher returns over the long term. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions, and other political, social and economic developments, as well as specific matters relating to the companies in whose securities the Portfolio invests. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan. The value of the Portfolio's investments in foreign securities may fall due to adverse political, social and economic developments abroad, and due to decreases in foreign currency values relative to the US dollar. These risks are greater for investments in emerging market issuers than for issuers in more developed countries.

PACE International Emerging Markets Equity Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 01/31/17	6 months	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	1.47%	17.31%	(0.92)%	0.89%
Class C2	1.05	16.31	(1.66)	0.14
Class Y3	1.58	17.50	(0.68)	1.17
Class P4	1.55	17.45	(0.78)	0.98
After deducting maximum sales charge
Class A1	(4.07)	10.90	(2.03)	0.32
Class C2	0.05	15.31	(1.66)	0.14
MSCI Emerging Markets Index (net)[5]	4.92	25.41	0.19	2.49
Lipper Emerging Markets Funds median	3.22	21.24	0.62	1.76

Most recent calendar quarter-end returns (unaudited)

Average annual total returns for periods ended 12/31/16	6 months	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	0.58%	5.78%	0.00%	0.34%
Class C2	0.30	5.08	(0.74)	(0.40)
Class Y3	0.77	6.14	0.27	0.64
Class P4	0.74	6.04	0.15	0.43
After deducting maximum sales charge
Class A1	(4.96)	(0.06)	(1.12)	(0.22)
Class C2	(0.70)	4.08	(0.74)	(0.40)

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 28, 2016 prospectuses, supplemented from time to time, were as follows: Class A—1.90% and 1.75%; Class C—2.65% and 2.50%; Class Y—1.63% and 1.50%; and Class P—1.69% and 1.50% Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Asset Management (Americas) Inc. ("UBS AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated to waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses of each class through November 30, 2017 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) would not exceed Class A—1.75%; Class C—2.50%; Class Y—1.50%; and Class P—1.50% The Portfolio has agreed to repay UBS AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed these expense caps and that UBS AM has not waived the right to do so. The fee waiver/expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS AM. Upon termination of the agreement, however, UBS AM's three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees of 0.25% annually.

2  Maximum contingent deferred sales charge for Class C shares is 1%imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees of 0.25% and 0.75% annually, respectively.

3  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

4  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

5  The MSCI Emerging Markets Index (net) is a market capitalization-weighted index composed of different emerging market countries in Europe, Latin America, and the Pacific Basin. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to nonresident institutional investors who do not benefit from double taxation treaties. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

Prior to February 17, 2015, if an investor sold or exchanged shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged was deducted at the time of the transaction, except as noted otherwise in the prospectus. For sales or exchanges taking place on or after February 17, 2015 but prior to August 3, 2015, there is a reduction in the redemption holding period from 90 days to 30 days. Effective August 3, 2015, the 1.00% redemption fee imposed on sales or exchanges of any class of shares of the portfolios made during the holding periods specified in the prospectus was eliminated. Please refer to the prospectus for further information.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

PACE International Emerging Markets Equity Investments

Portfolio statistics—January 31, 2017 (unaudited)

Top ten holdings[1]	Percentage of net assets
Samsung Electronics Co. Ltd.	4.5%
Taiwan Semiconductor Manufacturing Co. Ltd.	2.8
Tencent Holdings Ltd.	2.8
China Mobile Ltd.	2.0
Alibaba Group Holding Ltd., ADR	1.6
China Construction Bank Corp., Class H	1.6
Itau Unibanco Holding SA	1.5
Shinhan Financial Group Co. Ltd.	1.4
Industrial & Commercial Bank of China Ltd., Class H	1.4
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	1.4
Total	21.0%
Top five issuer breakdown by country or territory of origin[1]	Percentage of net assets
South Korea	13.7%
Taiwan	13.0
China	9.5
India	8.8
Cayman Islands	8.6
Total	53.6%

1  The Portfolio is actively managed and its composition will vary over time.

PACE International Emerging Markets Equity Investments

Industry diversification—(unaudited)

As a percentage of net assets as of January 31, 2017

Common stocks

Airlines	0.21%
Auto components	1.30
Automobiles	3.43
Banks	17.19
Beverages	0.53
Capital markets	0.24
Chemicals	1.64
Construction & engineering	0.72
Construction materials	1.00
Consumer finance	0.17
Distributors	0.24
Diversified consumer services	0.59
Diversified financial services	0.85
Diversified telecommunication services	1.32
Electric utilities	1.32
Electrical equipment	0.35
Electronic equipment, instruments & components	2.06
Equity real estate investment trusts	1.31
Food & staples retailing	2.69
Food products	2.51
Gas utilities	0.25
Health care equipment & supplies	0.37
Health care providers & services	0.83
Hotels, restaurants & leisure	0.87
Household durables	0.53
Household products	0.28
Independent power and renewable electricity producers	0.71
Industrial conglomerates	1.84
Insurance	1.78
Internet software & services	6.08
IT services	1.56
Machinery	0.92
Media	0.76
Metals & mining	1.58

Common stocks—(concluded)

Multi-utilities	0.50%
Multiline retail	0.99
Oil, gas & consumable fuels	7.38
Paper & forest products	0.25
Personal products	1.23
Pharmaceuticals	0.88
Real estate management & development	2.11
Semiconductors & semiconductor equipment	5.38
Specialty retail	0.53
Technology hardware, storage & peripherals	6.41
Textiles, apparel & luxury goods	0.70
Thrifts & mortgage finance	1.40
Tobacco	0.26
Transportation infrastructure	1.38
Wireless telecommunication services	4.83
Total common stocks	92.26

Preferred stocks

Automobiles	0.15
Banks	2.07
Metals & mining	0.35
Oil, gas & consumable fuels	1.24
Paper & forest products	0.63
Total preferred stocks	4.44
Warrants	0.00	†
Investment company	0.46
Repurchase agreement	1.78
Investment of cash collateral from securities loaned	0.92
Other assets in excess of liabilities	0.14
Net assets	100.00%

†  Weighting represents less than 0.005% of the Portfolio's net assets as of January 31, 2017.

PACE International Emerging Markets Equity Investments

Portfolio of investments—January 31, 2017 (unaudited)

	Number of Shares	Value
Common stocks—92.26%
Bermuda—1.41%
Brilliance China Automotive Holdings Ltd.	562,000	$795,314
China Resources Gas Group Ltd.	326,000	1,033,600
Credicorp Ltd.	24,142	3,951,562
Total Bermuda common stocks		5,780,476
Brazil—4.01%
AMBEV SA, ADR[1]	203,400	1,096,326
Banco Bradesco SA	129,000	1,315,750
Banco Santander Brasil SA	121,400	1,206,256
BB Seguridade Participacoes SA	159,700	1,414,499
BM&FBovespa SA—Bolsa de Valores Mercadorias e Futuros	167,500	982,855
Cielo SA	243,564	2,047,542
Companhia de Concessoes Rodoviarias (CCR)	348,000	1,712,888
Hypermarcas SA	150,000	1,330,488
JBS SA	157,090	596,859
Kroton Educacional SA	311,700	1,336,380
Raia Drogasil SA	68,700	1,428,025
Ultrapar Participacoes SA	52,000	1,091,784
Vale SA, ADR	85,764	873,078
Total Brazil common stocks		16,432,730
Cayman Islands—8.62%
Alibaba Group Holding Ltd., ADR*	66,458	6,732,860
Baidu, Inc., ADR*	6,370	1,115,196
Belle International Holdings Ltd.	3,139,976	1,926,341
China Resources Land Ltd.	482,000	1,201,443
Country Garden Holdings Co. Ltd.[1]	2,026,000	1,164,593
Geely Automobile Holdings Ltd.	1,870,000	2,224,555
Golden Eagle Retail Group Ltd.[1,2]	718,000	1,040,137
Hengan International Group Co. Ltd.	123,500	1,014,722
Longfor Properties Co Ltd.	667,000	964,536
NetEase, Inc., ADR	5,706	1,448,753
Sands China Ltd.	120,800	537,138
TAL Education Group, ADR*,1	8,724	706,557
Tencent Holdings Ltd.	430,500	11,341,066
Want Want China Holdings Ltd.[1]	744,000	533,148
WH Group Ltd.[3]	4,442,000	3,389,223
Total Cayman Islands common stocks		35,340,268
Chile—0.17%
Banco Santander Chile, ADR	32,772	707,548
China—9.46%
Anhui Conch Cement Co. Ltd., Class H	596,500	1,933,518
Bank of China Ltd., Class H	5,697,000	2,599,258
Bank of Communications Co. Ltd., Class H	2,221,000	1,645,949
China Bluechemical Ltd., Class H	2,142,000	745,389
China CITIC Bank, Class H	2,606,000	1,723,025
China Construction Bank Corp., Class H	8,966,000	6,702,342
China Everbright Bank Co. Ltd.	1,619,000	782,488
China Railway Group Ltd., Class H	1,388,000	1,225,406
China Vanke Co. Ltd., Class H	507,300	1,294,583
Guangzhou Automobile Group Co. Ltd., Class H	1,116,000	1,527,526
Guangzhou R&F Properties Co. Ltd., Class H	744,000	956,981
	Number of Shares	Value
Common stocks—(continued)
China—(concluded)
Industrial & Commercial Bank of China Ltd., Class H	9,383,000	$5,780,554
Jiangsu Expressway Co. Ltd., Class H	1,184,000	1,484,788
New Oriental Education & Technology Group, Inc., ADR*	7,925	376,834
PICC Property & Casualty Co. Ltd., Class H	596,000	907,953
Ping An Insurance (Group) Co. of China Ltd., Class H	494,500	2,555,704
Shanghai Pharmaceuticals Holding Co. Ltd.	440,000	1,126,242
Sinopec Shanghai Petrochemical Co. Ltd., Class H	1,732,000	1,075,957
Sinopharm Group Co., Class H	459,200	2,106,938
The People's Insurance Co. Group of China Ltd.	2,004,000	785,183
Weichai Power Co. Ltd., Class H	810,000	1,440,668
Total China common stocks		38,777,286
Hong Kong—4.94%
Beijing Enterprises Holdings Ltd.	380,500	1,902,770
China Mobile Ltd.	730,500	8,271,072
China Overseas Land & Investment Ltd.	470,000	1,390,210
China Resources Power Holdings Co. Ltd.	1,684,911	2,914,267
CITIC Ltd.	953,000	1,417,420
CNOOC Ltd.	2,153,000	2,730,480
CSPC Pharmaceutical Group Ltd.	1,436,000	1,621,281
Total Hong Kong common stocks		20,247,500
Hungary—0.90%
OTP Bank PLC	90,802	2,790,610
Richter Gedeon Nyrt	42,634	918,003
Total Hungary common stocks		3,708,613
India—8.81%
Asian Paints Ltd.	70,568	1,009,660
Axis Bank Ltd.	85,999	590,692
Bajaj Auto Ltd.	67,029	2,799,371
Bharat Petroleum Corp. Ltd.	142,313	1,429,842
Cairn India Ltd.	551,404	2,247,228
HCL Technologies Ltd.	195,490	2,337,265
HDFC Bank Ltd.	130,109	2,467,459
HDFC Bank Ltd., ADR	2,285	157,505
Hindustan Petroleum Corp. Ltd.	206,030	1,583,223
Housing Development Finance Corp.	195,488	3,935,548
Indiabulls Housing Finance Ltd.	162,964	1,803,065
IndusInd Bank Ltd.	78,169	1,442,575
Infosys Ltd.	70,541	965,500
Infosys Ltd., ADR[1]	76,618	1,055,030
Larsen & Toubro Ltd.	58,355	1,243,952
Maruti Suzuki India Ltd.	20,650	1,794,034
Power Grid Corp. of India Ltd.	214,747	655,842
Reliance Industries Ltd.	113,627	1,750,504
Tata Motors Ltd.	208,325	1,607,614
Tata Motors Ltd., ADR[1]	43,080	1,678,397
Tata Steel Ltd.	172,876	1,179,899
Vedanta Ltd.	638,158	2,380,688
Total India common stocks		36,114,893

PACE International Emerging Markets Equity Investments

Portfolio of investments—January 31, 2017 (unaudited)

	Number of Shares	Value
Common stocks—(continued)
Indonesia—3.08%
PT Astra International Tbk	2,757,100	$1,641,561
PT Bank Central Asia Tbk	1,202,200	1,377,544
PT Bank Mandiri (Persero) Tbk	1,271,800	1,038,204
PT Bank Negara Indonesia (Persero) Tbk	2,137,600	912,512
PT Bank Rakyat Indonesia (Persero) Tbk	4,669,700	4,100,523
PT Kalbe Farma Tbk	5,264,600	571,704
Telekomunikasi Indonesia Persero Tbk PT	6,838,500	1,982,026
Unilever Indonesia Tbk PT	323,500	998,180
Total Indonesia common stocks		12,622,254
Kazakhstan—0.14%
KazMunaiGas Exploration Production, GDR*,4	30,021	297,208
KazMunaiGas Exploration Production, GDR*,5	28,996	287,060
Total Kazakhstan common stocks		584,268
Malaysia—3.11%
AirAsia Bhd	1,483,100	853,800
AMMB Holdings Berhad	1,263,700	1,306,636
Genting Malaysia Berhad	1,315,900	1,497,265
Malayan Banking Berhad	874,348	1,622,562
Public Bank Berhad	614,300	2,787,545
Sime Darby Berhad	544,600	1,095,470
Tenaga Nasional Berhad	1,188,200	3,594,510
Total Malaysia common stocks		12,757,788
Mexico—2.83%
Arca Continental SAB de C.V.	61,360	329,935
Cemex SAB de C.V., ADR*,1	162,027	1,500,370
Compartamos SAB de C.V1	471,100	687,894
Fibra Uno Administracion SA de C.V.	1,928,100	2,762,684
Fomento Economico Mexicano SAB de C.V., ADR	10,173	765,315
Grupo Aeroportuario del Pacifico SAB de C.V.	108,619	841,929
Grupo Financiero Banorte SAB de C.V., Series O	349,900	1,677,057
Grupo Financiero Santander Mexico SAB de C.V., Class B, ADR[1]	102,500	732,875
Kimberly-Clark de Mexico SAB de C.V., Series A	76,548	137,763
Wal-Mart de Mexico SAB de C.V.	1,228,742	2,174,243
Total Mexico common stocks		11,610,065
Netherlands—0.66%
Steinhoff International Holdings N.V.	272,228	1,309,119
Yandex N.V.*	60,111	1,390,968
Total Netherlands common stocks		2,700,087
Philippines—0.61%
PLDT, Inc., ADR	62,150	1,867,608
SM Prime Holdings, Inc.	1,081,900	645,683
Total Philippines common stocks		2,513,291
Poland—0.38%
Polski Koncern Naftowy Orlen SA	76,201	1,544,684
Qatar—0.85%
Qatar Electricity & Water Co.	32,571	2,067,248
Qatar National Bank	31,247	1,396,231
Total Qatar common stocks		3,463,479
	Number of Shares	Value
Common stocks—(continued)
Romania—0.11%
Societatea Nationala de Gaze Naturale ROMGAZ SA, GDR[2]	71,870	$459,968
Russia—3.04%
Gazprom PAO, ADR[4]	665,441	3,283,951
Gazprom PAO, ADR[5]	427,028	2,111,654
Lukoil PJSC, ADR[5]	40,060	2,251,572
Lukoil PJSC, ADR[4]	22,630	1,269,769
Magnit PJSC, GDR	25,884	947,355
MMC Norilsk Nickel PJSC, ADR	46,125	745,841
Tatneft PAO, ADR	45,647	1,853,268
Total Russia common stocks		12,463,410
South Africa—5.89%
AVI Ltd.	127,654	867,952
Bid Corp. Ltd.	74,389	1,282,141
Capitec Bank Holdings Ltd.	5,587	293,388
FirstRand Ltd.	423,716	1,578,519
Gold Fields Ltd.	80,664	276,383
Growthpoint Properties Ltd.	547,291	1,068,182
Imperial Holdings Ltd.	78,467	971,360
Mondi Ltd.	46,361	1,018,635
MTN Group Ltd.	186,503	1,736,589
Naspers Ltd., N Shares	19,772	3,136,874
Pick n Pay Stores Ltd.	187,836	952,910
Redefine Properties Ltd.	720,077	595,299
Shoprite Holdings Ltd.	78,806	1,046,848
The Bidvest Group Ltd.	150,263	1,768,141
The Foschini Group Ltd.	94,151	1,123,384
The SPAR Group Ltd.	74,228	1,049,383
Tiger Brands Ltd.	38,691	1,164,635
Vodacom Group Ltd.	107,800	1,208,000
Woolworths Holdings Ltd.	549,033	3,021,209
Total South Africa common stocks		24,159,832
South Korea—13.59%
Amorepacific Corp.	3,051	832,258
CJ CheilJedang Corp.	4,239	1,293,112
Dongbu Insurance Co. Ltd.	17,067	867,963
Doosan Infracore Co. Ltd.*	142,748	1,056,392
GS Engineering & Construction Corp.*,1	20,177	480,942
Hana Financial Group, Inc.	44,314	1,313,671
Hankook Tire Co. Ltd.	27,660	1,347,178
Hyosung Corp.	10,846	1,264,636
Hyundai Heavy Industries Co. Ltd.*	11,325	1,291,251
Hyundai Marine & Fire Insurance Co. Ltd.	29,316	759,325
Hyundai Mobis	19,230	4,004,526
Kangwon Land, Inc.	17,752	499,518
KB Financial Group, Inc.	34,936	1,436,515
Korea Electric Power Corp. (KEPCO)	31,442	1,148,535
KT&G Corp.	12,151	1,050,835
LG Display Co. Ltd.	52,097	1,374,041
LG Uplus Corp.	92,444	906,860
NAVER Corp.	2,557	1,667,848
POSCO	4,318	1,006,951
Samsung Electronics Co. Ltd.	10,824	18,376,863

PACE International Emerging Markets Equity Investments

Portfolio of investments—January 31, 2017 (unaudited)

	Number of Shares	Value
Common stocks—(continued)
South Korea—(concluded)
Shinhan Financial Group Co. Ltd.	149,679	$5,911,941
SK Energy Co. Ltd.	12,801	1,729,418
SK Hynix, Inc.	25,410	1,174,182
SK Telecom Co. Ltd.	16,240	3,116,358
Woori Bank	116,660	1,315,073
Yuhan Corp.	3,134	508,355
Total South Korea common stocks		55,734,547
Taiwan—12.98%
Asustek Computer, Inc.	184,000	1,602,501
Chinatrust Financial Holding Co. Ltd.	2,198,934	1,248,677
Chunghwa Telecom Co. Ltd.	447,000	1,454,540
Compal Electronics, Inc.	1,523,000	915,860
Far EasTone Telecommunications Co. Ltd.	458,000	1,087,067
Formosa Chemicals & Fibre Corp.	424,000	1,309,360
Formosa Petrochemical Corp.	308,000	1,046,449
Formosa Plastics Corp.	455,000	1,309,290
Foxconn Technology Co. Ltd.	373,620	1,047,700
Fubon Financial Holding Co. Ltd.	1,179,000	1,903,190
HON Hai Precision Industry Co. Ltd.	1,351,256	3,608,120
Innolux Corp.	3,195,000	1,345,435
Largan Precision Co. Ltd.	15,000	2,129,458
MediaTek, Inc.	246,000	1,675,525
Mega Financial Holding Co. Ltd.	2,142,118	1,592,272
Novatek Microelectronics Corp.	318,000	1,121,004
Pegatron Corp.	362,000	867,294
POU Chen Corp.	762,000	961,434
Powertech Technology, Inc.	365,000	995,582
President Chain Store Corp.	122,000	908,792
Quanta Computer, Inc.	1,126,000	2,284,617
St Shine Optical Co. Ltd.	31,000	586,454
Taiwan Mobile Co. Ltd.	756,000	2,520,321
Taiwan Semiconductor Manufacturing Co. Ltd.	1,933,156	11,440,070
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	182,934	5,654,490
Teco Electric and Machinery Co. Ltd.	1,576,000	1,417,827
Wistron Corp.	1,422,570	1,209,452
Total Taiwan common stocks		53,242,781
Thailand—2.81%
Airports of Thailand PCL	139,300	1,637,893
Bangkok Dusit Medical Services PCL	278,800	175,784
Beauty Community PCL, NVDR	3,316,200	1,045,437
Charoen Pokphand Foods PCL	1,403,300	1,135,872
CP ALL PCL	711,700	1,222,887
Kasikornbank Public Co. Ltd., NVDR	361,900	1,937,465
PTT PCL, NVDR	126,200	1,448,020
Thai Oil PCL, NVDR	464,900	947,361
Thai Union Group PCL	2,254,300	1,331,708
The Siam Cement PCL	45,716	654,384
Total Thailand common stocks		11,536,811
	Number of Shares	Value
Common stocks—(concluded)
Turkey—1.80%
Akbank T.A.S.	605,049	$1,346,994
Arcelik A.S.	139,476	845,029
Emlak Konut Gayrimenkul Yatirim Ortakligi A.S.	1,169,867	951,855
Koc Holding A.S.	336,812	1,355,943
Tupras-Turkiye Petrol Rafinerileri A.S.	41,317	897,374
Turk Telekomunikasyon A.S.	705,458	1,052,630
Turkiye Garanti Bankasi A.S.	427,077	941,728
Total Turkey common stocks		7,391,553
United Arab Emirates—0.82%
Emaar Properties PJSC	517,341	1,046,542
First Gulf Bank PJSC	661,588	2,332,643
Total United Arab Emirates common stocks		3,379,185
United Kingdom—0.46%
Unilever PLC	46,157	1,874,063
United States—0.78%
Abbott Laboratories	22,408	935,982
MercadoLibre, Inc.[1]	6,636	1,230,248
Yum China Holdings, Inc.*	37,001	1,016,788
Total United States common stocks		3,183,018
Total common stocks (cost—$369,708,910)		378,330,398
Preferred stocks—4.44%
Brazil—4.29%
Banco Bradesco SA	216,000	2,241,503
Gerdau SA	376,900	1,459,230
Itau Unibanco Holding SA	528,683	6,248,026
Petroleo Brasileiro SA, ADR*	1,065,400	5,078,324
Suzano Papel e Celulose SA	604,000	2,568,500
Total Brazil preferred stocks		17,595,583
South Korea—0.15%
Hyundai Motor Co.	7,347	606,297
Total preferred stocks (cost—$15,064,637)		18,201,880
	Number of Warrants
Warrant—0.00%†
Thailand—0.00%†
Jasmine International PCL, strike price $4.30, expires 07/05/20* (cost—$0)	1	0
	Number of Shares
Investment company—0.46%
iShares MSCI Emerging Markets Index Fund[1] (cost—$1,886,969)	50,172	1,873,423

PACE International Emerging Markets Equity Investments

Portfolio of investments—January 31, 2017 (unaudited)

	Face Amount	Value
Repurchase agreement—1.78%
Repurchase agreement dated 01/31/17 with State Street Bank and Trust Co., 0.010% due 02/01/17, collateralized by $7,333,320 US Treasury Notes, 1.000% to 3.750% due 05/15/18 to 12/31/19; (value—$7,464,447); proceeds: $7,318,002 (cost—$7,318,000)	$7,318,000	$7,318,000
	Number of Shares	Value
Investment of cash collateral from securities loaned—0.92%
Money market fund—0.92%
State Street Institutional U.S. Government Money Market Fund (cost—$3,764,160)	3,764,160	$3,764,160
Total investments (cost—$397,742,676)—99.86%		409,487,861
Other assets in excess of liabilities—0.14%		565,142
Net assets—100.00%		$410,053,003

For a listing of defined portfolio acronyms and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 239.

Aggregate cost for federal income tax purposes was substantially the same for book purposes; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$41,022,650
Gross unrealized depreciation	(29,277,465)
Net unrealized appreciation	$11,745,185

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of January 31, 2017 in valuing the Portfolio's investments. In the event a Portfolio holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments.

Assets Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$378,330,398	$—	$—	$378,330,398
Preferred stocks	18,201,880	—	—	18,201,880
Warrant	0	—	—	0
Investment company	1,873,423	—	—	1,873,423
Repurchase agreement	—	7,318,000	—	7,318,000
Investment of cash collateral from securities loaned	—	3,764,160	—	3,764,160
Total	$398,405,701	$11,082,160	$—	$409,487,861

At January 31, 2017, there were no transfers between Level 1 and Level 2.

Portfolio footnotes

*  Non-income producing security.

†  Amount represents less than 0.005%

1  Security, or portion thereof, was on loan at the period end.

2  Illiquid investment at the period end.

3  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

4  Security is traded on the Turquoise Exchange.

5  Security is traded on the over-the-counter ("OTC") market.

See accompanying notes to financial statements.

PACE Global Real Estate Securities Investments

Performance (Unaudited)

For the six months ended January 31, 2017, the Portfolio's Class P shares returned -5.21% before the deduction of the maximum PACE Select program fee.1 In comparison, the FTSE EPRA/NAREIT Developed Index (the "benchmark") returned -8.12%, while the Lipper Global Real Estate Funds category posted a median return of -8.14%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 199. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 2.

Advisor's comments (Unaudited)2

The Portfolio outperformed the benchmark during the reporting period, driven by both stock selection and allocation effects. The office sector was the leading contributor to performance due to an overweight exposure and positive stock selection. Stock selection within the industrial sector also contributed to results, as did positive stock selection and overweight exposure to the hotel sector. Conversely, the "specialty" and healthcare sectors were the largest detractors from results, both driven by stock selection.

On a regional basis, the US was the leading contributor to performance, driven by stock selection. Stock selection and an overweight allocation to Singapore were also beneficial. The UK was the largest regional detractor, due to stock selection. An underweight exposure in Canada also moderately detracted from relative returns as well.

By security, a non-benchmark position in Global Logistic Properties Limited (industrial, Singapore) was the leading contributor to performance. An overweight exposure to Wharf Holdings Ltd. (diversified, Hong Kong) also contributed to results, as did non-benchmark exposure to Hilton Worldwide Holdings, Inc. (hotel, US).

Conversely, non-benchmark holding Brookdale Senior Living, Inc. (healthcare, US) was the leading detractor from performance during the reporting period. Our lack of exposure to Sumitomo Realty & Development Co., Ltd. (office, Japan), which is held by Portfolio's benchmark, was an additional detractor relative to the benchmark, along with an overweight allocation to Intu Properties PLC (retail, UK).

Derivatives were not used during the reporting period.

PACE Select Advisors Trust –
PACE Global Real Estate Securities Investments

Investment Manager:

UBS Asset Management (Americas) Inc. ("UBS AM")

Investment Subadvisor:

Brookfield Investment Management Inc. ("Brookfield")

Portfolio Management Team:

UBS AM: Mabel Lung, CFA, Gina Toth, CFA, Fred Lee, CFA and Diana To

Brookfield: Jason Baine and Bernhard Krieg

Objective:

Total Return

Investment process:

The Portfolio invests in a diversified portfolio of global securities of companies primarily in the real estate industry, including real estate investment trusts, real estate operating companies, companies whose value is significantly affected by the value of such companies' real estate holdings, and related entities and structures. The Portfolio utilizes a fundamental, bottom-up, value-based stock selection methodology.

1  Class P shares held through the PACE Select Advisors Program are subject to a maximum Program fee of 2.50%, which, if included, would have reduced performance. Class P shares held through other advisory programs also may be subject to a program fee, which, if included, would have reduced performance.

2  All Sub advisors discuss performance on a gross-of-fees basis—meaning that no fees or expenses are reflected in their sleeves'/sleeve's performance. Alternately, Portfolio performance is shown net of fees, which does factor in fees and expenses associated with the Portfolio.

PACE Global Real Estate Securities Investments

Special considerations

The Portfolio may be appropriate for long-term investors seeking to diversify a portion of their assets into real estate-related investments. Investors should be willing to withstand short-term fluctuations in the equity and real estate markets in return for potentially higher returns over the long term. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions, and other political, social and economic developments, as well as specific matters relating to the companies or issuers in whose securities the Portfolio invests. The value of the Portfolio's investments in foreign securities may fall due to adverse political, social and economic developments abroad, and due to decreases in foreign currency values relative to the US dollar. These risks are greater for investments in emerging market issuers than for issuers in more developed countries. There are certain risks associated with investing in real estate-related investments, including sensitivity to economic downturns, interest rates, declines in property values and variation in property management.

PACE Global Real Estate Securities Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 01/31/17	6 months	1 year	5 years	10 years	Since Inception[1]
Before deducting maximum sales charge
Class A2	(5.35)%	14.29%	8.39%	(0.13)%	0.67%
Class C3	(5.81)	13.35	7.56	(0.90)	(0.11)
Class Y4	(5.16)	14.43	8.63	N/A	11.10
Class P5	(5.21)	14.58	8.69	0.12	0.47
After deducting maximum sales charge
Class A2	(10.58)	7.96	7.18	(0.69)	0.11
Class C3	(6.72)	12.35	7.56	(0.90)	(0.11)
FTSE EPRA/NAREIT Developed Index[6]	(8.12)	10.28	8.82	1.81	2.27
Lipper Global Real Estate Funds median	(8.14)	7.75	7.72	0.77	1.29

Most recent calendar quarter-end returns (unaudited)

Average annual total returns for periods ended 12/31/16	6 months	1 year	5 years	10 years	Since Inception[1]
Before deducting maximum sales charge
Class A2	(1.36)%	6.03%	9.75%	0.46%	0.55%
Class C3	(1.78)	5.29	8.94	(0.32)	(0.23)
Class Y4	(1.28)	6.21	10.03	N/A	11.05
Class P5	(1.34)	6.32	10.04	N/A	0.35
After deducting maximum sales charge
Class A2	(6.75)	0.22	8.51	(0.11)	(0.01)
Class C3	(2.73)	4.29	8.94	(0.32)	(0.23)

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 28, 2016 prospectuses, were as follows: Class A—1.65% and 1.45%; Class C—2.26% and 2.20%; Class Y—1.50% and 1.20%; and Class P—1.59% and 1.20% Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Asset Management (Americas) Inc. ("UBS AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated to waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses of each class through November 30, 2017 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) would not exceed Class A—1.45%; Class C—2.20%; Class Y—1.20%; and Class P—1.20% The Portfolio has agreed to repay UBS AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed these expense caps and that UBS AM has not waived the right to do so. The fee waiver/expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS AM. Upon termination of the agreement, however, UBS AM's three year recoupment rights will survive.

1  Since inception returns are calculated as of commencement of issuance on December 18, 2006 for Class A and C shares, and January 22, 2007 for Class P shares. Class Y shares commenced issuance on November 30, 2006 and had fully redeemed by February 15, 2007 remaining inactive through December 25, 2008. The inception return of Class Y shares is calculated from December 26, 2008, which is the date the Class Y shares recommenced investment operations. Since inception returns for the Index and Lipper median are shown as of December 31, 2006, which is the month-end after the inception date of the oldest share classes (Class A and Class C).

2  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees of 0.25% annually.

3  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees of 0.25% and 0.75% annually, respectively.

4  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

5  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

6  The FTSE EPRA/NAREIT Developed Index is designed to measure the stock performance of companies engaged in special real estate activities of the North American, European and Asian real estate markets. Relevant real estate activities are defined as the ownership, trading and development of income-producing real estate. Investors should note that indices do not reflect the deduction of fees and expenses.

Prior to February 17, 2015, if an investor sold or exchanged shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged was deducted at the time of the transaction, except as noted otherwise in the prospectus. For sales or exchanges taking place on or after February 17, 2015 but prior to August 3, 2015, there is a reduction in the redemption holding period from 90 days to 30 days. Effective August 3, 2015, the 1.00% redemption fee imposed on sales or exchanges of any class of shares of the portfolios made during the holding periods specified in the prospectus was eliminated. Please refer to the prospectus for further information.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

PACE Global Real Estate Securities Investments

Portfolio statistics—January 31, 2017 (unaudited)

Top ten equity holdings[1]	Percentage of net assets
Simon Property Group, Inc.	7.3%
Vornado Realty Trust	3.1
Land Securities Group PLC	3.0
Intu Properties PLC	3.0
AvalonBay Communities, Inc	2.9
Mitsubishi Estate Co. Ltd.	2.8
Kilroy Realty Corp	2.7
Hongkong Land Holdings Ltd.	2.7
Hammerson PLC	2.7
Cheung Kong Property Holdings Ltd.	2.6
Total	32.8%
Top five issuer breakdown by country or territory of origin[1]	Percentage of net assets
United States	51.6%
United Kingdom	12.2
Japan	7.4
Australia	5.4
Germany	4.5
Total	81.1%

1  The Portfolio is actively managed and its composition will vary over time.

PACE Global Real Estate Securities Investments

Industry diversification—(unaudited)

As a percentage of net assets as of January 31, 2017

Common stocks

Apartments	7.68%
Building-Heavy Construct	1.01
Diversified	18.23
Diversified operations	2.45
Health care	5.60
Hotels	4.03
Hotels & motels	3.19
Office property	11.74
Real estate management/service	7.36
Real estate operations/development	15.14
Regional malls	10.09
Retirement/aged care	1.23
Shopping centers	6.24
Storage	1.98
Warehouse/industrial	2.56
Total common stocks	98.53
Repurchase agreement	1.43
Investment of cash collateral from securities loaned	3.12
Total investments	103.08
Liabilities in excess of other assets	(3.08)
Net assets	100.00%

PACE Global Real Estate Securities Investments

Portfolio of investments—January 31, 2017 (unaudited)

	Number of Shares	Value
Common stocks—98.53%
Australia—5.42%
Dexus Property Group	299,096	$2,036,974
Vicinity Centres	955,600	2,072,720
Westfield Corp.	511,400	3,409,165
Total Australia common stocks		7,518,859
Bermuda—2.73%
Hongkong Land Holdings Ltd.	561,500	3,790,125
Cayman Islands—3.45%
Cheung Kong Property Holdings Ltd.	537,328	3,559,610
Soho China Ltd.	2,429,800	1,233,862
Total Cayman Islands common stocks		4,793,472
France—2.47%
Unibail Rodamco	14,952	3,437,158
Germany—4.45%
Alstria Office REIT-AG*	230,692	2,880,055
Vonovia SE	100,948	3,298,623
Total Germany common stocks		6,178,678
Hong Kong—3.42%
Swire Properties Ltd.	475,100	1,341,000
Wharf (Holdings) Ltd.	451,256	3,405,256
Total Hong Kong common stocks		4,746,256
Japan—7.38%
Hulic Reit, Inc.	320	555,487
Leopalace21 Corp.	191,100	1,096,739
Mitsubishi Estate Co. Ltd.	201,989	3,868,579
Mitsui Fudosan Co. Ltd.	142,100	3,292,929
Nippon Accommodations Fund, Inc.	326	1,436,409
Total Japan common stocks		10,250,143
Luxembourg—1.89%
Grand City Properties SA	143,900	2,619,809
Singapore—3.51%
City Developments Ltd.	341,200	2,234,559
Global Logistic Properties Ltd.	1,427,200	2,632,930
Total Singapore common stocks		4,867,489
United Kingdom—12.21%
Great Portland Estates PLC	436,657	3,403,002
Hammerson PLC	550,085	3,781,816
Intu Properties PLC[1]	1,218,400	4,143,013
Land Securities Group PLC	332,900	4,162,752
The UNITE Group PLC	197,100	1,454,237
Total United Kingdom common stocks		16,944,820
United States—51.60%
American Campus Communities, Inc.[1]	45,200	2,197,624
American Homes 4 Rent, Class A	137,000	3,052,360
AvalonBay Communities, Inc.	22,810	3,953,201
Boston Properties, Inc.	13,500	1,767,150
Brixmor Property Group, Inc.	131,700	3,177,921
Brookdale Senior Living, Inc.*	114,500	1,714,065
Care Capital Properties, Inc.	57,675	1,425,149
	Number of Shares	Value
Common stocks—(concluded)
United States—(concluded)
CBL & Associates Properties, Inc.[1]	265,888	$2,884,885
Colony Starwood Homes	9,300	290,140
Communications Sales & Leasing, Inc.[1]	53,900	1,416,492
CyrusOne, Inc.[1]	44,000	2,119,040
Essex Property Trust, Inc.	12,400	2,781,320
Gramercy Property Trust[1]	76,700	2,020,278
Hersha Hospitality Trust	51,300	1,025,487
Highwoods Properties, Inc.	41,100	2,112,951
Hudson Pacific Properties, Inc.[1]	50,000	1,770,500
Kilroy Realty Corp.	50,900	3,809,865
Life Storage, Inc.	8,400	684,180
Medical Properties Trust, Inc.[1]	129,100	1,646,025
MGM Growth Properties LLC REIT, Class A	69,800	1,802,236
OMEGA Healthcare Investors, Inc.	58,198	1,866,410
Park Hotels & Resorts, Inc.	101,700	2,760,138
Pebblebrook Hotel Trust	73,300	2,192,403
Public Storage	9,600	2,064,000
QTS Realty Trust, Inc.[1]	28,400	1,431,076
SBA Communications Corp.*	13,300	1,399,958
Simon Property Group, Inc.	54,991	10,105,696
Vornado Realty Trust	40,491	4,304,598
Washington Prime Group, Inc.	105,220	1,015,373
Welltower, Inc.	42,700	2,831,010
Total United States common stocks		71,621,531
Total common stocks (cost—$139,640,745)		136,768,340
	Face Amount
Repurchase agreement—1.43%
Repurchase agreement dated 01/31/17 with State Street Bank and Trust Co., 0.010% due 02/01/17, collateralized by $1,993,164 US Treasury Notes, 1.000% to 3.750% due 05/15/18 to 12/31/19; (value—$2,028,804); proceeds: $1,989,001 (cost—$1,989,000)	$1,989,000	1,989,000
	Number of Shares
Investment of cash collateral from securities loaned—3.12%
Money market fund—3.12%
State Street Institutional U.S. Government Money Market Fund (cost—$4,325,281)	4,325,281	4,325,281
Total investments (cost—$145,955,026)—103.08%		143,082,621
Liabilities in excess of other assets—(3.08)%		(4,271,132)
Net assets—100.00%		$138,811,489

PACE Global Real Estate Securities Investments

Portfolio of investments—January 31, 2017 (unaudited)

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 239.

Aggregate cost for federal income tax purposes was substantially the same for book purposes; and net unrealized depreciation consisted of:

Gross unrealized appreciation	$5,048,985
Gross unrealized depreciation	(7,921,390)
Net unrealized depreciation	$(2,872,405)

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of January 31, 2017 in valuing the Portfolio's investments. In the event a Portfolio holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments.

Assets Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$136,768,340	$—	$—	$136,768,340
Repurchase agreement	—	1,989,000	—	1,989,000
Investment of cash collateral from securities loaned	—	4,325,281	—	4,325,281
Total	$136,768,340	$6,314,281	$—	$143,082,621

At January 31, 2017, there were no transfers between Level 1 and Level 2.

Portfolio footnotes

*  Non-income producing security.

1  Security, or portion thereof, was on loan at the period end.

See accompanying notes to financial statements.

PACE Alternative Strategies Investments

Performance (Unaudited)

For the six months ended January 31, 2017, the Portfolio's Class P shares returned 0.67% before the deduction of the maximum PACE Select program fee.1 In comparison, the Citigroup Three-Month US Treasury Bill Index (the "benchmark") returned 0.17%, the Bloomberg Barclays Global Aggregate Index returned -5.96%, the MSCI World Index (net) returned 4.95%, the HFRI Fund of Funds Composite Index (net) returned 2.68%, and the Lipper Alternative Multi-Strategy Funds category posted a median return of 0.74%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 211. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 2.

Special note: On December 19, 2016, Principal Global Investors began serving as a subadvisor for this Portfolio.

Subadvisors' comments (Unaudited)2

Analytic Investors

Our portion of the Portfolio consists of long short equity positions.3 Our process is based on the premise that investor behavior changes—although slowly—and is fairly persistent from month to month. To support this premise, our model is driven by specific security characteristics within seven groups (such as valuation, quality and liquidity) to help us identify potential investment opportunities.

Overall, characteristic positioning was favorable, which led to positive stock selection. Specifically, our overweight positioning to Valuation (earnings to price and sales to price) and underweight position to Growth (market growth) helped relative results. This was slightly offset by an emphasis to Quality (return on assets) which detracted during the reporting period.

An emphasis on low-beta stocks negatively impacted performance during the period, as high beta securities significantly outperformed low-beta securities. (Beta is a measure of volatility or risk relative to the market as a whole.)

During the period, our strategy experienced mixed results across regions. For example, while an overweight position to Canada was a modest boost to

1  Class P shares held through the PACE Select Advisors Program are subject to a maximum Program fee of 2.50%, which, if included, would have reduced performance. Class P shares held through other advisory programs also may be subject to a program fee, which, if included, would have reduced performance.

2  All Sub advisors discuss performance on a gross-of-fees basis—meaning that no fees or expenses are reflected in their sleeves'/sleeve's performance. Alternately, Portfolio performance is shown net of fees, which does factor in fees and expenses associated with the Portfolio.

3  When a long position is taken, a security is purchased with the expectation that it will rise in value. A short position is taken when we believe, based on our research, that securities are overpriced, and, therefore, we hope to make a profit when the security falls in value. When shorting an investment, we borrow the security, sell it, and then buy an equal number of shares later—hopefully at a lower price—to replace those we borrowed.

PACE Select Advisors Trust –
PACE Alternative Strategies Investments

Investment Manager and Subadvisor:

UBS Asset Management (Americas) Inc. ("UBS AM")

Investment Subadvisors:

Analytic Investors, LLC ("Analytic Investors"); First Quadrant L.P. ("First Quadrant"); Standard Life Investments (Corporate Funds) Limited ("Standard Life Investments"); AQR Capital Management, LLC ("AQR"); Sirios Capital Management, L.P. ("Sirios");

Principal Global Investors, LLC d/b/a Macro Currency Group ("MCG");

Aviva Investors Americas, LLC ("Aviva");

PCJ Investment Counsel LTD ("PCJ")

Portfolio Management Team:

UBS AM: Mabel Lung, CFA, Gina Toth, CFA, Fred Lee, CFA, Diana To and Anthony Karaminas

Analytic Investors: Dennis Bein, David Krider and Harindra de Silva;

First Quadrant: Dori Levanoni and Keppe Ladekarl;

Standard Life Investments: Guy Stern and Roger Sadewsky;

AQR: Clifford Asness, John Liew, Brian Hurst, Yao Hua Ooi and Ari Levine;

MCG: Mark Farrington and Ivan Petej;

Aviva: Peter Fitzgerald, Dan James, Ian Pizer and Brendan Walsh

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PACE Alternative Strategies Investments

Subadvisors' comments (Unaudited) – continued

performance, stock selection within the country and the US negatively impacted results. Sector positioning was negative, driven by underweight positions to energy and financials. This was somewhat offset by strong security selection within healthcare and financials.

Our top-performing equities were long positions in US-based Prudential Financial and Swiss-based health care company Actelion Ltd. The worst-performing positions during the reporting period were short positions in US-based Halliburton and Micron Technology, Inc. We sold Micron Technology prior to the end of the reporting period.

Derivatives were not used during the reporting period.

First Quadrant

Our portion of the Portfolio produced a positive absolute return during the reporting period. The strategy outperformed our benchmark in many different market environments over the period, nimbly navigating oscillations in investor risk appetite. The strategy reached new performance highs, benefiting from November's spike in risk appetite and divergence between performance of bond and equity markets, which followed the US presidential election and the Federal Reserve Board's interest rate hike. The strategy continued to deliver positive returns at the start of 2017, as political and economic policy developments veered rapidly between the walls of speculation, posturing and fact.

The latter part of the reporting period showed a marked reversal in the performance of macroeconomic factors. In particular, Fair Value, which establishes whether a currency is inexpensive or overpriced measured against the world currency basket, retraced some of its earlier gains, as speculation began to dominate markets. The investment flows and behavioral biases factors were positioned well for this change in the relative behavior of equities and bonds, and the resulting performance more than offset losses due to the macroeconomic factors.

For the reporting period as a whole, most currencies added value, with the strongest performance coming from long positions in the New Zealand dollar and Japanese yen, while a long position in the Canadian dollar and a short position in the Norwegian krone modestly detracted from results. We believe the strategy's overall strong currency performance reflects our multi-faceted strategy and our ability to benefit in varying market environments. At the end of the reporting period, we held long positions in the Canadian dollar and the euro against a broader set of short positions in the Scandinavian currencies, the Singapore dollar, British pound, Australian dollar and Japanese yen.

As a general rule, derivatives are the primary instrument used to implement our strategy. Specifically, currency forwards are used to gain economic exposure. Overall, the liquidity and low transaction cost of this instrument offers the investment team the ability to be more nimble and to implement our strategy at a lower cost.

Investment process
(continued)

PCJ: Nereo Piticco, Adam Posman, Aly Alladina, Heiki Altosaar, Bryan Rock and Jenny Yan

UBS AM: Mabel Lung, Gina Toth and Fred Lee;

Sirios: John F. Brennan, Jr.

Objective:

Long-term capital appreciation

Investment process:

Analytic Investors: The Portfolio primarily employs a long/short global equity strategy. This strategy is implemented by taking long and short positions of equity securities publicly traded in the United States and in foreign markets both by direct equity investment and through derivatives. The Portfolio's strategy may also employ the use of derivatives, such as swaps, futures, non-deliverable forwards ("NDFs"), and forward contracts.

First Quadrant: The Portfolio employs a top-down macro-driven investment strategy that seeks to identify and profit from changes in the relative strength of countries through exposure to currency markets. The strategy explicitly aims to provide positive returns, low correlation to other investments, and the potential to deliver a right-skewed distribution of returns ("returns when you need them most"). The strategy seeks to profit by exploiting a diverse set of market inefficiencies organized into three broad categories: Macroeconomic, Investment

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PACE Alternative Strategies Investments

Subadvisors' comments (Unaudited) – continued

Standard Life Investments

The largest contributors to performance during the reporting period were long equity and corporate fixed income positions. Equities rebounded from the sharp fall experienced after the surprising outcome of the UK European Union referendum ("Brexit") and continued to respond positively to improving economic growth indicators. This was positive for our European equity strategy among other long equity positions. Our US bank equities versus Consumer Staples strategy was the best-performing strategy during the period and was implemented through equities and total return swaps. Our corporate fixed income strategies were also positive due to favorable economic conditions. Of our corporate fixed income strategies, High Yield Credit was the best performing. Outperformance of small caps in a rising market led to US large cap equities versus small cap equities and US technology equities versus small cap positions detracting from performance. Both strategies were implemented through futures and total return swaps and both were closed during the fourth quarter of 2016.

Interest rate positions and global real estate investment trusts ("REITs") detracted from performance. UK gilts led the decline amid fears of a disruptive exit from the European Union, a weaker currency feeding into higher inflation, and the release of surprisingly positive economic data in the third quarter of 2016. Consequently, our UK versus German duration position detracted from performance. Other detractors included our Australian forward-start interest rates and the US butterfly, which was closed in August 2016. Our global REITs strategy also came under pressure after REITs, which are often viewed as bond proxies because of their ability to offer high dividend yields, retreated as bond yields increased and bond prices fell. The US Real versus Nominal steepener was one of the most significantly positive strategies. Our interest rate positions were implemented using bond futures and interest rate swaps. The global REITs position is implemented with physical REITs.

Currency positions were also a positive contributor, in part due to currency positions benefiting from a strengthening US dollar. We were long the US dollar in three strategies, and the strongest performer of those was the US dollar versus the British pound. The US dollar had its best performance after Donald Trump's surprise win in the US presidential election. The market viewed that his election would shift fiscal policy toward stimulus (tax cuts and infrastructure spending), providing a boost to US economic growth. The Indian rupee remained in favor as the Reserve Bank of India and India's national government have gained credibility by reducing the country's current account deficit and by introducing an inflation target. Consequently, our long Indian rupee versus Swiss franc position added to returns. The Japanese yen versus South Korean won strategy was one of the main detractors from performance. All currency strategies are implemented using foreign-exchange forwards.

We use derivatives extensively to implement our fundamental strategy, ensuring a wide range of diverse sources of return are accessible at all times. As

Investment process
(continued)

Flows, and Behavioral Biases. We evaluate each individual market against all others based on these fundamental investment ideas.

Standard Life Investments: The Portfolio employs a "global multi-asset strategy" and seeks to achieve a total return by delivering a diversified global portfolio that makes use of multiple strategies across various asset classes. The Portfolio aims to exploit market cyclicality and a diverse array of inefficiencies across and within global markets to maximize risk adjusted absolute return. Standard Life Investments' portion of the Portfolio consists of listed equity, equity-related and debt securities, including exchange traded funds, and will routinely make use of derivatives or other instruments both for investment and hedging purposes. The Portfolio may take long and/or short positions, and its derivative investments may include, but are not restricted to, futures, options, swaps, and forward currency contracts.

AQR: The Portfolio employs a Managed Futures strategy, which is an active trend-following strategy. Trend-following involves going long assets that have been rising in price and short assets that have been declining in price. The managed futures strategy is primarily implemented through the use of derivatives and invests across three major asset class-

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PACE Alternative Strategies Investments

Subadvisors' comments (Unaudited) – continued

such, their overall impact on performance is varied and linked to the strategies within which they are implemented.

AQR

Our managed futures strategy is an active trend-following strategy that employs a diverse portfolio of derivative instruments (primarily futures, swaps and forwards) to achieve exposure to various global markets. Our strategy generated a negative absolute return during the reporting period. Reversals in long-term trends, particularly in fixed income and currency markets, drove losses, while short-term and over-extended signals generally benefited results. All three asset classes detracted from performance as markets broadly experienced reversals during the reporting period.

The strategy entered the reporting period positioned long fixed income markets and long the Japanese yen versus the US dollar. In equities, the strategy entered the period net long, driven by short-term signals, while longer-term signals were neutrally positioned. This positioning reflected the context of negative sentiment during the first half of 2016 through the "Brexit" vote in the UK. It also reflected the shorter-term reversals and rallies in equities early in the second half of 2016. During the period, markets reversed as fallout from Brexit failed to materialize and these reversals accelerated after the US election. As fixed income markets began to sell off early in the period and the US dollar began to strengthen, short-term trends shifted positioning to being short fixed income and long the US dollar, while long-term signals maintained opposite positioning. Post-election market dynamics, therefore, benefited short-term signals and hurt long-term signals. The strategy ended the period net long equities, short fixed income and slightly long the US dollar.

Most positions in the strategy are implemented through derivative instruments because we believe derivatives offer the most liquid, lowest cost and efficient way to gain diversified exposure across asset classes. The strategy uses global developed and emerging market exchange-traded futures, futures-related instruments, forward contracts and swaps across equities, fixed income and currencies. The strategy is, with the exception of cash holdings, exclusively implemented via derivative instruments. As a result, performance of the strategy is primarily driven by the performance of derivatives-based positions.

UBS Asset Management

During the reporting period, our portion of the Portfolio was invested in three third-party funds: Scout Unconstrained Bond Fund, AQR Style Premia Alternative Fund and Natixis ASG Managed Futures Strategy. We underperformed our benchmark, primarily driven by Natixis ASG Managed Futures. In contrast, our holdings in Scout Unconstrained Bond Fund and AQR Style Premia Alternative Fund contributed to returns.

Natixis ASG Managed Futures Strategy, a trend-following strategy, underperformed primarily from August through October 2016 due to choppy markets

Investment process
(continued)

es: equities, fixed income and currencies. The Portfolio's Managed Futures strategy seeks to generate returns that are uncorrelated to traditional asset classes and may improve portfolio diversification.

UBS AM: The Portfolio allocates a portion of the fund's assets primarily to unaffiliated actively- and passively-managed pooled investment vehicles, including ETFs, that it believes are suitable for return generation, risk management (e.g., increased portfolio diversification), or both. In addition, UBS AM may invest in index futures primarily for cash management (i.e., to obtain certain market exposures in the fund and reduce cash holdings) and risk management purposes. UBS AM generally invests in other unaffiliated pooled investment vehicles and index futures that have risk and return objectives that are deemed to be complementary to the other investments and strategies within the fund overall.

Sirios Capital Management: The Portfolio employs a fundamental, bottom-up, long/short strategy that is focused primarily on U.S. equities. For long positions, the investment team concentrates on mid/large cap companies where we see unrecognized growth over a 3-5 year period and a favorable valuation. The short positions generally include a selection of liquid large cap companies,

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PACE Alternative Strategies Investments

Subadvisors' comments (Unaudited) – continued

across all asset classes. Choppy markets tend to be challenging for trend-following strategies since there is not enough time to establish a steady trend before a reversal. In general, both short- and longer-term trend signals failed to add value, although longer-term trends performed better. Positions in commodities, currencies and fixed income detracted the most. Equities provided some positive returns but were an insufficient offset. AQR Style Premia Alternative Fund contributed to returns, primarily through exposure to the value factor, particularly in equities. Exposure to defensive and momentum style factors, however, detracted from performance. Stocks and industries were the largest contributors by asset group, with equity indices being the largest detractors, mostly due to short positions in certain European indices. Scout Unconstrained Bond Fund added value over the period, primarily through active duration positioning and modest credit exposure.

Derivatives were not used during the reporting period.

Sirios Capital Management

Our portion of the Portfolio outperformed the HFRX Equity Hedge Index ("Index") during the reporting period. We outperformed the Index in four of the six months during the period (August, November, December 2016 and January 2017) and underperformed the other two months (September and October 2016). Long positions contributed to absolute performance, while short positions detracted from absolute performance during the period. The technology/telecommunications, financials/real estate and consumer sectors were the most significant contributors to performance, with the energy/industrials sector also providing a modest positive contribution. In contrast, the healthcare sector detracted from performance during the period.

The most significant individual long contributors to performance were Bank of America, Western Digital, NetApp, Time Warner Inc. and Bank of the Ozarks. The largest long detractors were Allergan, Bristol Myers Squibb, JCDecaux, Constellation Brands and Acadia Healthcare. Our long position in Allergan was sold during the fourth quarter of 2016 on the expectation that it would lose exclusivity earlier than previously expected on several drugs. In addition, the company exhibited disappointing sales trends in its legacy products. Our long position in Bristol Myers Squibb was sold during the fourth quarter of 2016. This was based on a reassessment of the company's earnings power in response to the failure of its pivotal first line lung cancer trial. Our long position in JCDecaux was sold during the fourth quarter of 2016 after advertising in China declined and the "Brexit" vote stalled growth in Europe, its largest market. Our long position in Acadia Healthcare was sold during the fourth quarter of 2016. This decision was driven by concerns over moderating in-patient psychiatric demand trends, combined with high financial leverage. Constellation Brands remained a significant position in our portion of the Portfolio as of the end of the reporting period.

We had net equity exposure of 70% as of January 31, 2017, with a focus on US domestically-driven companies. Net exposure was balanced across the consumer (27%), technology/telecommunications (21%) and financials/real

Investment process
(concluded)

sector hedges and index put options.

Aviva Investors employs a "global unconstrained multistrategy" approach and seeks to deliver positive returns over rolling three year periods by identifying investment ideas and opportunities across and within asset classes. After evaluating these ideas, the Portfolio decides how to implement a select number of them in investment strategies within the portfolio in light of the fund's objectives. Aviva Investors believes multi-strategy investing provides many ways to reflect ideas more precisely than is possible in traditional funds.

PCJ follows a bottom-up fundamental, independent research process that focuses on high conviction ideas and seeks to extract alpha from long and short positions. The fund invests in Canadian and US listed securities diversified across sectors and market capitalizations to seek to construct a market neutral, absolute return strategy with low volatility and correlation to broader markets within a disciplined risk management framework.

MCG identifies investment opportunities through the application of both quantitative and qualitative approaches. Both approaches utilize non-deliverable currency forwards as part of the Portfolio's investment strategy.

PACE Alternative Strategies Investments

Subadvisors' comments (Unaudited) – continued

estate (21%) sectors, with more modest positive net exposure to the healthcare (+5%) and energy/industrials (+3%) sectors. Our 10 largest long positions were Sherwin-Williams, Time Warner Inc., Bank of America, Western Digital, NetApp, Constellation Brands, Becton Dickinson, Affiliated Managers Group, J.P. Morgan and FedEx.

We generally use forward currency contracts to hedge the currency exposure on non-US positions. The currency hedges did not contribute meaningfully to performance during this period.

Aviva Investors

Our largest contributors to performance during the reporting period benefited from a rise in market-based measures of inflation, tighter US credit spreads and a steeper US interest rate curve. The specific strategies included two opportunistic strategies and one market return strategy. These were long US inflation, implemented via Treasury Inflation-Protected Securities ("TIPS") and futures, long US high yield debt implemented via credit derivatives, and a strategy benefiting from steepening in the US yield curve via forward interest rate swaps.

The largest detractors from performance were adversely impacted by lower equity volatility in European equities and losses in emerging market duration positions. These strategies included one risk-reducing strategy and two market return strategies within our portion of the Portfolio. These were long European equity volatility via variance swaps, long Polish rates via government bonds and long Israeli rates via forward interest rate swaps.

Globally, developed and emerging market equities have broadly improved. Additionally, prospective increases in fiscal stimulus, as central banks evaluate the limited impact of additional monetary policy, served to enhance the outlook for higher inflation. Accompanied by constructive economic indicators and rising commodity prices, the increased potential for a worldwide reflationary environment resulted in higher global bond yields and steeper interest rate curves. The strength of the US dollar was aided by the US Federal Reserve Board's expectation for three further interest rate increases in 2017. Consequently, the US dollar should be supported versus developed market currencies as central bank monetary policies diverge and interest rate differentials grow larger.

There is significant use of derivatives in the Fund. Derivative use is relied upon for risk management and efficient implementation purposes in our portion of the Portfolio.

PCJ Investment Counsel Ltd.

Our portion of the Portfolio generated a negative absolute return during the reporting period. We were negatively impacted by our positioning in the consumer sectors, with a long bias in consumer staples and a short bias in consumer discretionary. Specifically within the consumer staples sector, shares of Cott Corp. declined following analyst revisions which put pressure on its valuation. Our short basket of consumer discretionary companies in the restaurant, department store and apparel industries was a headwind for results, as they advanced during the period. This was especially the case after the Republican victory, as investors quickly discounted the effects of fiscal stimulus, looser regulations, lower wage pressure and lower corporate tax rates. Within the materials sector, several short positions that hedge our high conviction long ideas detracted from performance. Furthermore, Canadian forestry, a sector we have been invested in for several years, has been the subject of a long-standing trade dispute between Canada and the US. The most recent 10-year agreement recently expired and the US Department of Commerce is currently evaluating duty levels. Uncertainty regarding the trade file has weighed on the sector's valuations, which have been further weakened by the Republican victory. We expect that clarity around the levels of duties will bring investor attention back to the strong fundamentals and provide a catalyst to these stocks. Lastly, several of our financial services positions performed well against the backdrop of deregulation and net interest margin expansion.

Derivatives were not used during the reporting period.

PACE Alternative Strategies Investments

Subadvisors' comments (Unaudited) – concluded

Principal Global Investors

We began managing a portion of the Portfolio on December 19, 2016. From that day through January 31, 2017, we identified investment opportunities through the application of quantitative and qualitative approaches. Both the quantitative and qualitative approaches utilize non-deliverable currency forwards as part of our investment strategy. These derivatives detracted from results during the reporting period. For the short period, when we managed a portion of the Portfolio we generated a negative absolute return. The main detractor from performance was our short position in the euro. This was based on our forecast of the outperformance of the US economy over the European economy in the months ahead. The main contributor to performance was our long position in the Australian dollar, based primarily on Australia's favorable interest rate differentials.

As stated previously, non-deliverable currency forwards were used during the reporting period and, overall, they detracted from performance.

Special considerations

The Portfolio may be appropriate for investors seeking long-term capital appreciation who are able to withstand short-term fluctuations in the equity markets and fixed income markets in return for potentially higher returns over the long term. The Portfolio may employ investment strategies that involve greater risks than the strategies used by many other mutual funds, including increased use of short sales (which involve the risk of an unlimited increase in the market value of the security sold short, which could result in a theoretically unlimited loss), leverage and derivative transactions, and hedging strategies. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions, and other political, social and economic developments, as well as specific matters relating to the issuers of securities in which the Portfolio invests. The value of the Portfolio's investments in foreign securities may fall due to adverse political, social and economic developments abroad, and due to decreases in foreign currency values relative to the US dollar. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan.

PACE Alternative Strategies Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 01/31/17	6 months	1 year	5 years	10 years	Since Inception[1]
Before deducting maximum sales charge
Class A2	0.57%	0.48%	3.53%	0.78%	1.39%
Class C3	0.20	(0.20)	2.82	0.07	0.70
Class Y4	0.67	0.96	3.84	N/A	1.15
Class P5	0.67	0.77	3.83	1.05	1.66
After deducting maximum sales charge
Class A2	(4.96)	(5.04)	2.37	0.22	0.86
Class C3	(0.80)	(1.20)	2.82	0.07	0.70
Citigroup Three-Month US Treasury Bill Index[6]	0.17	0.30	0.10	0.69	0.98
Bloomberg Barclays Global Aggregate Index[7]	(5.96)	2.35	0.10	3.51	3.61
MSCI World Index (net)[8]	4.95	17.11	9.86	3.95	4.65
HFRI Fund of Funds Composite Index (net)[9]	2.68	4.31	3.26	1.29	1.63
Lipper Alternative Multi-Strategy Funds median	0.74	4.11	2.76	1.04	1.51

Most recent calendar quarter-end returns (unaudited)

Average annual total returns for periods ended 12/31/16	6 months	1 year	5 years	10 years	Since Inception[1]
Before deducting maximum sales charge
Class A2	1.25%	(0.94)%	4.06%	0.96%	1.37%
Class C3	0.81	(1.68)	3.34	0.23	0.68
Class Y4	1.36	(0.57)	4.37	N/A	1.12
Class P5	1.36	(0.76)	4.34	1.21	1.63
After deducting maximum sales charge
Class A2	(4.28)	(6.41)	2.90	0.39	0.84
Class C3	(0.19)	(2.67)	3.34	0.23	0.68

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 28, 2016 prospectuses, were as follows: Class A—2.10% and 2.01%; Class C—2.83% and 2.74%; Class Y—1.77% and 1.68%; and Class P—1.85% and 1.76% Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Asset Management (Americas) Inc. ("UBS AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated to waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses of each class through November 30, 2017 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) would not exceed Class A—1.88%; Class C—2.63%; Class Y—1.63%; and Class P—1.63% The Portfolio has agreed to repay UBS AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed these expense caps. The fee waiver/expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS AM. Upon termination of the agreement, however, UBS AM's three year recoupment rights will survive.

1  Since inception returns are calculated as of commencement of issuance on April 10, 2006 for Class P and Class A shares, and April 11, 2006 for Class C shares. Class Y shares commenced issuance on April 3, 2006, and had fully redeemed by July 27, 2006 remaining inactive through July 22, 2008. The inception return of Class Y shares is calculated from July 23, 2008, which is the date the Class Y shares recommenced investment operations. Since inception returns for the Indices and Lipper median are shown as of April 30, 2006, which is the month-end after the inception date of the oldest share classes (Class P and Class A).

2  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees of 0.25% annually.

3  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees of 0.25% and 0.75% annually, respectively.

4  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

5  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

6  The Citigroup Three-Month US Treasury Bill Index is an unmanaged index reflecting monthly return equivalents of yield averages that are not marked to the market and an average of the last three 3-month T-bill month-end rates. 3-month T-bills are the short-term debt obligations of the US government. Investors should note that indices do not reflect the deduction of fees and expenses.

7  The Bloomberg Barclays Global Aggregate Index is an unmanaged broad-based, market capitalization weighted index which is designed to measure the broad global markets for US and non US corporate, government, governmental agency, supranational, mortgage-backed and asset-backed fixed income securities. Investors should note that indices do not reflect the deduction of fees and expenses.

8  The MSCI World Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

9  The HFRI Fund of Funds Composite Index is a Fund of Funds index with multiple managers through funds or managed accounts. The strategy designs a diversified portfolio of managers with the objective of significantly lowering the risk (volatility) of investing with an individual manager. The Fund of Funds manager has discretion in choosing which strategies to invest in for the portfolio. A manager may allocate funds to numerous managers within a single strategy, or with numerous managers in multiple strategies. The minimum investment in a Fund of Funds may be lower than an investment in an individual hedge fund or managed account. The investor has the advantage of diversification among managers and styles with significantly less capital than investing with separate managers. Investors should note that indices do not reflect the deduction of fees and expenses.

Prior to February 17, 2015, if an investor sold or exchanged shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged was deducted at the time of the transaction, except as noted otherwise in the prospectus. For sales or exchanges taking place on or after February 17, 2015 but prior to August 3, 2015, there is a reduction in the redemption holding period from 90 days to 30 days. Effective August 3, 2015, the 1.00% redemption fee imposed on sales or exchanges of any class of shares of the portfolios made during the holding periods specified in the prospectus was eliminated. Please refer to the prospectus for further information.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2017 (unaudited)

Portfolio statistics—January 31, 2017 (unaudited)

Top ten equity holdings (long holdings)[1]	Percentage of net assets
Bank of America Corp.	0.9%
The Sherwin-Williams Co.	0.9
JPMorgan Chase & Co.	0.7
Time Warner, Inc.	0.6
NetApp, Inc.	0.5
Johnson & Johnson	0.5
Interfor Corp.	0.5
NTT DOCOMO, Inc.	0.5
VMware, Inc., Class A	0.5
Merck & Co., Inc.	0.5
Total	6.1%
Top ten equity holdings (short holdings)[1]	Percentage of net assets
Willis Towers Watson PLC	(0.4)%
Cheniere Energy, Inc.	(0.3)
Intercontinental Exchange, Inc.	(0.3)
Standard Chartered PLC	(0.3)
Netflix, Inc.	(0.2)
Saipem SpA	(0.2)
Royal Bank of Scotland Group PLC	(0.2)
Schlumberger Ltd.	(0.2)
Equinix, Inc.	(0.2)
The Williams Cos., Inc.	(0.2)
Total	(2.5)%
Top ten long-term fixed income holdings[1]	Percentage of net assets
US Treasury Inflation Index Note (TIPS), 0.625% due 01/15/26	2.9%
US Treasury Inflation Index Bond (TIPS), 2.125% due 02/15/40	1.9
Indonesia Treasury Bond, 8.250%, due 07/15/21	1.2
South Africa Government Bond, 10.500%, due 12/21/26	0.6
US Treasury Inflation Index Note (TIPS), 0.125% due 07/15/22	0.5
US Treasury Inflation Index Note (TIPS), 0.375% due 07/15/23	0.5
US Treasury Inflation Index Note (TIPS), 0.625% due 01/15/24	0.4
US Treasury Inflation Index Bond (TIPS), 2.375% due 01/15/25	0.4
US Treasury Inflation Index Note (TIPS), 0.125% due 07/15/24	0.4
US Treasury Inflation Index Note (TIPS), 0.250% due 01/15/25	0.4
Total	9.2%
Top five issuer breakdown by country or territory of origin (long holdings)[1]	Percentage of net assets
United States	47.9%
Canada	6.2
Japan	2.5
United Kingdom	1.6
Indonesia	1.2
Total	59.4%
Top five issuer breakdown by country or territory of origin (short holdings)[1]	Percentage of net assets
United States	(7.2)%
Canada	(3.5)
United Kingdom	(0.7)
Ireland	(0.6)
Japan	(0.4)
Total	(12.4)%

1  The Portfolio is actively managed and its composition will vary over time.

PACE Alternative Strategies Investments

Industry diversification—(unaudited)

As a percentage of net assets as of January 31, 2017

Common stocks
Aerospace & defense	0.36%
Air freight & logistics	0.37
Airlines	0.23
Auto components	0.12
Banks	5.61
Beverages	0.64
Biotechnology	1.25
Building products	0.44
Capital markets	0.91
Chemicals	1.00
Commercial services & supplies	0.42
Communications equipment	0.19
Construction & engineering	0.44
Construction materials	0.11
Consumer finance	0.06
Distributors	0.08
Diversified financial services	0.49
Diversified telecommunication services	1.15
Electric utilities	0.51
Electrical equipment	0.06
Electronic equipment, instruments & components	0.08
Energy equipment & services	0.33
Equity real estate investment trusts	0.53
Food & staples retailing	0.64
Food products	1.68
Gas utilities	0.34
Health care equipment & supplies	1.23
Health care providers & services	0.98
Hotels, restaurants & leisure	1.12
Household durables	0.19
Independent power and renewable electricity producers	0.20
Industrial conglomerates	0.02
Insurance	0.79
Internet & Direct Marketing Retail	0.11
Internet software & services	0.73
IT services	0.38
Leisure products	0.18
Life sciences tools & services	0.02
Machinery	0.15
Marine	0.04
Media	1.19
Metals & mining	1.12
Mortgage real estate investment trust	0.22
Multiline retail	0.24
Oil, gas & consumable fuels	2.66
Common stocks—(concluded)
Paper & forest products	0.57%
Personal products	0.13
Pharmaceuticals	1.71
Professional services	0.01
Real estate management & development	0.46
Road & rail	0.98
Semiconductors & semiconductor equipment	1.35
Software	2.13
Specialty retail	0.91
Technology hardware, storage & peripherals	1.10
Textiles, apparel & luxury goods	0.51
Thrifts & mortgage finance	0.07
Tobacco	0.11
Trading companies & distributors	0.37
Wireless telecommunication services	0.89
Total common stocks	40.91
Warrant	0.00	†
US government obligations	8.04
Corporate notes
Agriculture	0.05
Auto manufacturers	0.12
Banking-non-US	0.01
Banks	0.67
Beverages	0.08
Commercial services	0.10
Diversified financial services	0.37
Electric	0.03
Electric utilities	0.04
Engineering & construction	0.03
Environmental	0.02
Finance-captive automotive	0.02
Financial services	0.02
Gas	0.03
Healthcare-services	0.05
Holding companies-divers	0.03
Insurance	0.10
Investment company	0.02
Media	0.02
Mining	0.04
Oil & gas	0.10
Pharmaceuticals	0.03
Pipelines	0.07

PACE Alternative Strategies Investments

Industry diversification—(unaudited)(concluded)

As a percentage of net assets as of January 31, 2017

Corporate notes—(concluded)
Real estate	0.02%
REITS	0.05
Savings & loans	0.07
Sovereign	0.02
Telecommunications	0.07
Water	0.04
Total corporate notes	2.32
Non-US government obligations	2.40
Time deposits	6.66
Short-term US government obligations	13.88
Investment companies	13.54
Repurchase agreement	17.21
Options purchased
Call options	0.39
Put options	0.20
Total options purchased	0.59
Swaptions purchased	0.34
Foreign exchange options purchased	0.44
Investments sold short Common stocks
Aerospace & defense	(0.14)
Airlines	(0.21)
Automobiles	(0.03)
Banks	(0.69)
Beverages	(0.03)
Biotechnology	(0.12)
Building products	(0.10)
Capital markets	(0.81)
Chemicals	(0.05)
Commercial services & supplies	(0.13)
Communications equipment	(0.23)
Construction & engineering	(0.05)
Construction materials	(0.03)
Consumer finance	(0.04)
Diversified financial services	(0.02)
Investments sold short—(concluded) Common stocks—(concluded)
Diversified telecommunication services	(0.14)%
Electric utilities	(0.19)
Electrical equipment	(0.04)
Energy equipment & services	(0.74)
Equity real estate investment trusts	(0.31)
Food & staples retailing	(0.16)
Food products	(0.04)
Health care providers & services	(0.03)
Hotels, restaurants & leisure	(0.22)
Household durables	(0.27)
Household products	(0.03)
Independent power and renewable electricity producers	(0.02)
Insurance	(0.55)
Internet & Direct Marketing Retail	(0.24)
IT services	(0.27)
Leisure products	(0.07)
Machinery	(0.17)
Media	(0.20)
Metals & mining	(0.18)
Multi-utilities	(0.08)
Multiline retail	(0.13)
Oil, gas & consumable fuels	(1.15)
Paper & forest products	(0.46)
Pharmaceuticals	(0.08)
Professional services	(0.05)
Real estate management & development	(0.29)
Road & rail	(0.19)
Software	(0.05)
Specialty retail	(0.26)
Textiles, apparel & luxury goods	(0.07)
Thrifts & mortgage finance	(0.04)
Trading companies & distributors	(0.09)
Wireless telecommunication services	(0.04)
Total common stocks	(9.52)
Investment companies	(3.87)
Total investments sold short	(13.39)
Other assets in excess of liabilities	7.06
Net assets	100.00%

†  Weighting represents less than 0.005% of the Portfolio's net assets as of January 31, 2017.

PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2017 (unaudited)

	Number of Shares	Value
Common stocks—40.91%
Australia—0.25%
Challenger Ltd.	54,881	$458,672
Flight Centre Travel Group Ltd.	15,451	350,838
Fortescue Metals Group Ltd.	43,015	217,267
LendLease Group	14,566	155,650
Santos Ltd.	48,202	146,226
Treasury Wine Estates Ltd.	41,009	361,707
Total Australia common stocks		1,690,360
Bermuda—0.21%
Kerry Properties Ltd.	186,000	528,593
NWS Holdings Ltd.	71,000	127,928
VimpelCom Ltd., ADR	126,027	533,094
Yue Yuen Industrial Holdings Ltd.	54,000	197,657
Total Bermuda common stocks		1,387,272
British Virgin Islands—0.02%
Michael Kors Holdings Ltd.*	2,708	115,930
Canada—5.55%
Aecon Group, Inc.[1]	24,592	307,105
Air Canada*,1	56,348	578,961
Alimentation Couche Tard, Inc., Class B	14,286	654,439
Aritzia, Inc.*,1	20,185	254,087
Arizona Mining, Inc.*,1	56,177	127,356
Athabasca Oil Corp.*,1	56,764	72,414
AutoCanada, Inc.[1]	12,239	238,525
Badger Daylighting Ltd.[1]	25,279	640,693
Baytex Energy Corp.*,1	37,714	150,856
BCE, Inc.	19,800	892,579
Birchcliff Energy Ltd.*,1	49,474	304,923
Bombardier, Inc., Class B*,1	59,800	114,430
Canadian Imperial Bank of Commerce	24,700	2,103,367
Canadian Pacific Railway Ltd.[1]	8,812	1,331,846
CanWel Building Materials Group Ltd.[1]	119,736	540,135
Cargojet, Inc.[1]	6,956	251,084
CGI Group, Inc., Class A*,1	8,683	417,565
Chorus Aviation, Inc.[1]	51,666	278,728
Cott Corp.[1]	44,046	466,887
Crew Energy, Inc.*,1	72,588	322,985
Element Fleet Management Corp.	61,113	594,105
Enbridge, Inc.[1]	7,200	306,536
Encana Corp.	23,400	298,693
Encana Corp.[1]	59,792	762,946
Enerplus Corp.[1]	5,616	50,064
Extendicare, Inc.[1]	91,446	726,649
Fairfax Financial Holdings Ltd.[1]	286	133,631
First Quantum Minerals Ltd.[1]	24,283	306,232
Freshii, Inc.*	41,100	385,969
Gildan Activewear, Inc.[1]	11,840	309,853
Goldcorp, Inc.[1]	18,900	305,613
H&R Real Estate Investment Trust	25,800	447,299
Hardwoods Distribution, Inc.[1]	23,150	287,674
Hudbay Minerals, Inc.[1]	9,600	75,177
Industrial Alliance Insurance & Financial Services, Inc.	1,800	75,735
InPlay Oil Corp.*,1	105,000	171,873
	Number of Shares	Value
Common stocks—(continued)
Canada—(concluded)
Interfor Corp.*,1	317,447	$3,369,024
Keyera Corp.[1]	14,604	428,721
Kinross Gold Corp.*	125,000	487,032
Knight Therapeutics, Inc.*,1	27,342	216,004
Laurentian Bank of Canada[1]	11,429	516,973
Linamar Corp.[1]	6,282	276,191
Lundin Mining Corp.*,1	28,044	171,551
Major Drilling Group International, Inc.*,1	25,266	152,809
Manulife Financial Corp.[1]	56,493	1,082,406
Maple Leaf Foods, Inc.[1]	27,508	630,596
Methanex Corp.[1]	4,976	249,049
Nanotech Security Corp.*,1	74,785	72,989
National Bank of Canada	41,200	1,778,447
Northland Power, Inc.[1]	55,399	1,019,214
Open Text Corp.[1]	22,962	786,908
Parex Resources, Inc.*,1	13,953	162,343
Parkland Fuel Corp.[1]	15,508	323,687
Parkland Fuel Corp.*,1	4,507	94,556
Polaris Infrastructure, Inc.[1]	15,914	190,662
Precision Drilling Corp.*,1	28,862	162,782
Restaurant Brands International, Inc.[1]	11,428	560,886
RioCan Real Estate Investment Trust	27,700	553,681
Secure Energy Services, Inc.[1]	55,819	463,282
Seven Generations Energy Ltd., Class A*,1	15,865	317,117
SNC-Lavalin Group, Inc.[1]	15,518	668,779
Spartan Energy Corp.*,1	106,373	232,978
Stingray Digital Group, Inc.[1]	30,710	202,019
Superior Plus Corp.[1]	92,812	917,243
Teck Resources Ltd., Class B	27,600	676,399
The Bank of Nova Scotia	6,700	400,378
Tidewater Midstream and Infrastructure Ltd.[1]	272,797	331,235
TransAlta Corp.[1]	23,874	141,272
TransCanada Corp.[1]	8,554	403,920
Tree Island Steel Ltd.[1]	81,974	284,743
Trevali Mining Corp.*,1	414,802	404,840
Uni-Select, Inc.[1]	22,594	514,996
Waste Connections, Inc.[1]	15,756	1,265,207
West Fraser Timber Co. Ltd.	2,700	92,210
Whitecap Resources, Inc.[1]	13,900	110,666
WSP Global, Inc.[1]	11,875	417,781
Yamana Gold, Inc.	181,700	600,430
Total Canada common stocks		37,019,020
Cayman Islands—0.28%
Anta Sports Products Ltd.	80,950	258,743
Baidu, Inc., ADR*	1,636	286,414
Cheung Kong Property Holdings Ltd.	28,500	188,803
Ctrip.com International Ltd., ADR*	12,762	551,446
Fabrinet*	5,800	244,354
WH Group Ltd.[2]	476,500	363,567
Total Cayman Islands common stocks		1,893,327
Curacao—0.12%
Schlumberger Ltd.	9,558	800,100

PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2017 (unaudited)

	Number of Shares	Value
Common stocks—(continued)
Denmark—0.66%
AP Moeller—Maersk A/S, Class B	149	$248,534
Danske Bank A/S	26,361	877,495
ISS A/S	7,144	253,778
Novo Nordisk A/S, Class B	60,533	2,174,054
Pandora A/S	6,258	818,992
Total Denmark common stocks		4,372,853
Finland—0.01%
UPM-Kymmene Oyj	2,273	51,528
France—0.26%
Orpea	6,685	544,121
Thales SA	4,299	402,726
Total SA	15,965	804,148
Total France common stocks		1,750,995
Germany—0.24%
Covestro AG2	3,145	235,920
Deutsche Telekom AG	38,818	677,169
E.ON SE	86,100	660,188
Total Germany common stocks		1,573,277
Hong Kong—0.32%
Hang Lung Group Ltd.	22,000	84,638
Link REIT	53,000	363,061
New World Development Co. Ltd.	296,000	343,348
Power Assets Holdings Ltd.	13,500	129,712
Sino Land Co. Ltd.	58,000	96,431
The Wharf Holdings Ltd.	76,000	573,509
Wheelock & Co. Ltd.	94,000	573,651
Total Hong Kong common stocks		2,164,350
Ireland—0.32%
Allegion PLC[1]	12,756	837,686
Glanbia PLC	27,654	467,191
Medtronic PLC	5,179	393,708
Ryanair Holdings PLC, ADR*	5,380	450,091
Total Ireland common stocks		2,148,676
Israel—0.02%
Radware Ltd.*	10,148	149,074
Italy—0.41%
Eni SpA	51,990	797,510
Intesa Sanpaolo SpA	394,763	869,339
Telecom Italia SpA*	1,463,586	1,045,131
Total Italy common stocks		2,711,980
Japan—2.50%
Alfresa Holdings Corp.	7,900	129,789
Asahi Glass Co. Ltd.	47,000	349,659
Astellas Pharma, Inc.	8,800	117,959
Dainippon Pharmaceutical Co. Ltd.	17,600	296,789
DeNa Co. Ltd.	5,300	118,711
Inpex Corp.	6,400	62,946
JTEKT Corp.	3,700	60,951
KDDI Corp.	61,500	1,650,385
	Number of Shares	Value
Common stocks—(continued)
Japan—(concluded)
Konami Holdings Corp.	5,800	$232,185
Mitsubishi Corp.	42,700	964,163
Mitsubishi Tanabe Pharma Corp.	23,200	464,164
Mitsui Fudosan Co. Ltd.	22,093	511,968
Mixi, Inc.	2,000	86,706
MS&AD Insurance Group Holdings, Inc.	400	13,444
Nippon Express Co. Ltd.	51,000	270,561
Nippon Telephone & Telegraph Corp.	40,100	1,768,293
NTT DOCOMO, Inc.	140,200	3,360,653
Oracle Corp. Japan	1,600	89,558
Pola Orbis Holdings, Inc.	8,300	788,026
Resorttrust, Inc.	18,042	332,685
Sega Sammy Holdings, Inc.	13,600	213,919
Shionogi & Co. Ltd.	10,883	522,897
SMC Corp.	2,300	629,643
Start Today Co. Ltd.	10,700	201,188
Suzuken Co. Ltd.	15,400	508,742
Tokyo Electron Ltd.	5,300	549,668
TonenGeneral Sekiyu KK	143,000	1,683,172
Trend Micro, Inc.	6,300	244,668
Yamaha Corp.	14,736	450,263
Total Japan common stocks		16,673,755
Jersey—0.13%
Glencore PLC*	80,566	330,863
Shire PLC	9,660	532,209
Total Jersey common stocks		863,072
Netherlands—0.24%
Airbus SE	16,110	1,091,443
ASML Holding N.V.	4,116	499,418
Total Netherlands common stocks		1,590,861
Norway—0.30%
Marine Harvest ASA*	114,923	2,031,483
Portugal—0.08%
Galp Energia, SGPS SA	35,190	517,391
Singapore—0.11%
Broadcom Ltd.	3,545	707,228
South Korea—0.17%
KT Corp., ADR*	31,992	475,721
Samsung Electronics Co. Ltd.	387	657,044
Total South Korea common stocks		1,132,765
Spain—0.52%
Cellnex Telecom SA2	56,956	809,129
Enagas SA	42,776	1,048,211
Gas Natural SDG SA	14,464	278,239
Iberdrola SA	7,643	48,134
Red Electrica Corp. SA	11,503	205,261
Repsol SA	71,366	1,052,361
Telefonica SA	14	135
Total Spain common stocks		3,441,470

PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2017 (unaudited)

	Number of Shares	Value
Common stocks—(continued)
Sweden—0.39%
Investor AB, Class B	24,514	$977,802
L E Lundbergforetagen AB	4,969	319,826
Lundin Petroleum AB*	13,364	288,147
Securitas AB, Class B	33,465	532,557
Swedbank AB, A Shares	18,566	469,292
Total Sweden common stocks		2,587,624
Switzerland—0.56%
Actelion Ltd.*	4,147	1,077,034
Nestle SA	24,102	1,760,977
Roche Holding AG	857	201,790
Sunrise Communications Group AG*,2	10,782	728,388
Total Switzerland common stocks		3,768,189
United Kingdom—1.25%
Anglo American PLC*	13,950	238,317
Babcock International Group PLC	48,841	548,677
BHP Billiton PLC	46,500	840,894
BP PLC	131,718	783,518
Carnival PLC	9,867	526,049
G4S PLC	70,035	224,841
GlaxoSmithKline PLC	58,444	1,123,424
Mccarthy & Stone PLC[2]	55,464	114,219
OM Asset Management PLC	45,733	644,835
Pearson PLC	30,042	233,938
Persimmon PLC	11,089	269,095
Rio Tinto PLC	20,350	893,706
Royal Dutch Shell PLC, A Shares	29,398	794,648
Sophos Group PLC[2]	61,882	213,458
Tate & Lyle PLC	26,931	227,160
Unilever PLC	1,810	73,489
Vodafone Group PLC	153,610	375,564
Wm Morrison Supermarkets PLC	82,636	245,440
Total United Kingdom common stocks		8,371,272
United States—25.99%
Activision Blizzard, Inc.	14,333	576,330
Acuity Brands, Inc.	2,040	422,749
Advance Auto Parts, Inc.	1,991	327,002
Affiliated Managers Group, Inc.*,1	16,427	2,502,818
AGNC Investment Corp.[1]	79,514	1,484,526
Alexion Pharmaceuticals, Inc.*	248	32,409
Alphabet, Inc., Class A*,1	3,337	2,736,974
Alphabet, Inc., Class C*	958	763,325
Altria Group, Inc.	10,165	723,545
American International Group, Inc.[1]	7,860	505,084
American Tower Corp.	7,831	810,508
Amgen, Inc.[1]	17,149	2,686,905
Applied Materials, Inc.[1]	5,610	192,143
Archer-Daniels-Midland Co.[1]	53,210	2,355,075
Bank of America Corp.[1]	278,211	6,298,697
Bank of the Ozarks, Inc.[1]	14,778	810,869
BankUnited, Inc.[1]	12,900	492,780
Baxter International, Inc.[1]	47,355	2,268,778
BB&T Corp.	22,494	1,038,998
Beacon Roofing Supply, Inc.*,1	4,503	197,096
	Number of Shares	Value
Common stocks—(continued)
United States—(continued)
Becton, Dickinson and Co.[1]	14,271	$2,530,106
Berkshire Hathaway, Inc., Class B*	1,015	166,602
Best Buy Co., Inc.[1]	35,636	1,586,515
Blackhawk Network Holdings, Inc.*	7,696	274,747
BMC Stock Holdings, Inc.*,1	25,361	474,251
Boise Cascade Co.*,1	11,221	278,281
Boston Scientific Corp.*	28,461	684,772
Builders FirstSource, Inc.*,1	35,714	384,283
C.R. Bard, Inc.	3,719	882,630
CA, Inc.[1]	65,470	2,047,247
Cardinal Health, Inc.[1]	24,168	1,811,633
CarMax, Inc.*,1	18,711	1,248,211
Carrols Restaurant Group, Inc.*,1	26,064	374,018
Cavium, Inc.*	5,315	351,906
Celgene Corp.*	949	110,226
Centene Corp.*	4,405	278,704
Chevron Corp.	6,860	763,861
Cimarex Energy Co.[1]	3,700	500,277
Citigroup, Inc.	37,812	2,111,044
Citizens Financial Group, Inc.	8,926	322,853
Coach, Inc.	17,380	649,143
Comcast Corp., Class A	9,994	753,747
Comerica, Inc.	4,450	300,508
Concho Resources, Inc.*	1,554	216,690
Constellation Brands, Inc., Class A1	17,506	2,621,699
Corning, Inc.[1]	11,878	314,648
CSRA, Inc.[1]	21,628	670,901
CSX Corp.[1]	12,483	579,086
CVS Health Corp.[1]	19,917	1,569,659
Darden Restaurants, Inc.[1]	24,926	1,826,577
Delta Air Lines, Inc.	5,377	254,009
Devon Energy Corp.	6,799	309,626
Discovery Communications, Inc., Class A*	24,482	694,065
DISH Network Corp., Class A*,1	36,470	2,157,930
Dollar Tree, Inc.*	6,829	527,131
Dunkin' Brands Group, Inc.[1]	25,117	1,302,819
Dycom Industries, Inc.*,1	4,214	339,901
E*TRADE Financial Corp.*,1	30,755	1,151,775
Electronic Arts, Inc.*	5,242	437,340
Equinix, Inc.	1,760	677,565
Exelon Corp.[1]	66,471	2,384,979
Exxon Mobil Corp.	9,247	775,731
Facebook, Inc., Class A*	6,739	878,226
FedEx Corp.[1]	11,670	2,206,914
Fifth Third Bancorp	19,519	509,446
First Republic Bank	5,278	497,874
FleetCor Technologies, Inc.*	4,261	628,455
Fortune Brands Home & Security, Inc.	10,825	596,782
Frontier Communications Corp.[1]	361,901	1,263,034
Gilead Sciences, Inc.[1]	26,055	1,887,685
Granite Construction, Inc.[1]	9,970	559,616
Halliburton Co.	13,730	776,706
Hanesbrands, Inc.	18,735	444,207
Hasbro, Inc.	6,733	555,540
Hess Corp.	8,597	465,785
Huntington Bancshares, Inc.	27,993	378,745

PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2017 (unaudited)

	Number of Shares	Value
Common stocks—(continued)
United States—(continued)
Ingredion, Inc.[1]	8,512	$1,091,153
Intel Corp.[1]	73,886	2,720,483
Intercontinental Exchange, Inc.	11,417	666,296
Intuitive Surgical, Inc.*,1	2,093	1,449,800
Johnson & Johnson[1]	30,040	3,402,030
JPMorgan Chase & Co.[1]	54,519	4,613,943
Juniper Networks, Inc.[1]	42,115	1,127,840
KeyCorp	27,894	501,255
KLA-Tencor Corp.[1]	22,164	1,886,378
Kohl's Corp.[1]	24,724	984,757
Leucadia National Corp.	32,901	784,689
M&T Bank Corp.	4,036	656,133
Macy's, Inc.	2,384	70,423
Manpowergroup, Inc.[1]	500	47,730
Martin Marietta Materials, Inc.	1,912	438,995
Masco Corp.[1]	4,527	149,165
MasterCard, Inc., Class A	4,991	530,693
McDonald's Corp.[1]	14,522	1,779,962
Merck & Co., Inc.[1]	49,925	3,094,851
Mueller Water Products, Inc., Class A1	25,347	341,171
Navient Corp.	28,716	431,889
NetApp, Inc.[1]	93,817	3,595,067
Newell Brands, Inc.	14,919	706,116
Norfolk Southern Corp.[1]	21,630	2,540,660
Nuance Communications, Inc.*,1	39,758	630,562
Nucor Corp.[1]	22,863	1,328,112
Occidental Petroleum Corp.	11,479	777,932
Oracle Corp.[1]	38,753	1,554,383
People's United Financial, Inc.	9,309	174,544
PepsiCo, Inc.[1]	7,698	798,898
PGT Innovations, Inc.*,1	52,131	599,506
Prudential Financial, Inc.[1]	22,554	2,370,651
PTC, Inc.*,1	40,022	2,103,957
PVH Corp.	3,509	329,179
Raytheon Co.[1]	5,207	750,641
Regions Financial Corp.[1]	153,774	2,215,883
Salesforce.com, Inc.*	4,683	370,425
Signature Bank*,1	11,987	1,888,192
SM Energy Co.[1]	11,547	352,299
State Street Corp.[1]	4,500	342,900
SunTrust Banks, Inc.[1]	21,460	1,219,357
Symantec Corp.[1]	20,847	574,335
Texas Instruments, Inc.[1]	28,175	2,128,339
The Charles Schwab Corp.	18,699	771,147
The Gap, Inc.[1]	42,442	977,439
The Hartford Financial Services Group, Inc.	13,126	639,367
The Home Depot, Inc.[1]	10,579	1,455,459
The Kraft Heinz Co.	8,822	787,716
The PNC Financial Services Group, Inc.[1]	18,516	2,230,437
The Sherwin-Williams Co.	19,155	5,819,481
Time Warner, Inc.[1]	40,339	3,906,832
TJX Cos., Inc.[1]	2,900	217,268
Torchmark Corp.	6,283	462,052
TRI Pointe Group, Inc.*,1	21,500	263,805
	Number of Shares		Value
Common stocks—(continued)
United States—(concluded)
Tyson Foods, Inc., Class A1		23,304	$1,463,258
Union Pacific Corp.[1]		17,308	1,844,687
United Therapeutics Corp.*,1		10,847	1,774,895
UnitedHealth Group, Inc.		5,620	911,002
Universal Health Services, Inc., Class B1		13,573	1,528,727
US Bancorp		28,892	1,521,164
US Concrete, Inc.*,1		4,922	322,391
Valero Energy Corp.[1]		27,184	1,787,620
Valvoline, Inc.		16,765	388,110
Verint Systems, Inc.*,1		31,840	1,189,224
Visteon Corp.*		5,502	492,814
VMware, Inc., Class A*,1		36,334	3,180,678
Wal-Mart Stores, Inc.[1]		26,567	1,773,082
Waters Corp.*		853	120,827
Wells Fargo & Co.[1]		45,746	2,576,872
Western Alliance Bancorp*		6,850	338,253
Western Digital Corp.		36,406	2,902,650
Weyerhaeuser Co.[1]		20,610	645,711
Xerox Corp.		30,018	208,025
Zions Bancorp.		5,282	222,848
Total United States common stocks			173,418,737
Total common stocks (cost—$250,304,809)			272,932,589
	Number of Warrants
Warrant—0.00%†
Canada—0.00%†
Delphi Energy Corp. expiring 07/15/21*,1 (cost—$3,819)		9,900	5,630
	Number of Shares
Investment companies—13.54%
AQR Style Premia Alternative Fund		2,694,434	26,836,561
ASG Managed Futures Strategy Fund		2,685,201	26,422,381
iShares MSCI Emerging Markets Small-Cap ETF		97,360	4,146,563
Scout Unconstrained Bond Fund		2,300,881	26,989,330
SPDR S&P Emerging Markets SmallCap ETF		117,749	4,986,670
VanEck Vectors Gold Miners ETF		7,400	176,781
VanEck Vectors Junior Gold Miners ETF[1]		21,659	818,277
Total investment companies (cost—$92,257,132)			90,376,563
	Face Amount
US government obligations—8.04%
US Treasury Inflation Index Bonds (TIPS) 2.000%, due 01/15/26	USD	2,054,446	2,340,909
2.125%, due 02/15/40	USD	9,882,884	12,400,242
2.375%, due 01/15/25	USD	2,275,139	2,637,389

PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2017 (unaudited)

	Face Amount		Value
US government obligations—(concluded)
US Treasury Inflation Index Notes (TIPS) 0.125%, due 07/15/22[1]	USD	3,491,218	$3,538,706
0.125%, due 07/15/24	USD	2,639,673	2,624,054
0.250%, due 01/15/25	USD	2,484,546	2,469,293
0.375%, due 07/15/23	USD	2,981,628	3,041,451
0.375%, due 07/15/25	USD	2,326,284	2,339,043
0.625%, due 01/15/24	USD	2,769,273	2,848,094
0.625%, due 01/15/26	USD	19,041,984	19,422,405
Total US government obligations (cost—$54,338,252)			53,661,586
Corporate notes—2.32%
Australia—0.08%
APT Pipelines Ltd. 2.000%, due 03/22/27[3]	EUR	100,000	106,239
National Australia Bank Ltd. 2.000%, due11/12/24[3,4]	EUR	100,000	110,442
Santos Finance Ltd. 8.250%, due 09/22/70[4]	EUR	50,000	55,834
Scentre Group Trust 2 3.250%, due 09/11/23[3]	EUR	200,000	246,411
Total Australia corporate notes			518,926
Austria—0.02%
UniCredit Bank Austria AG 2.500%, due 05/27/19[3]	EUR	100,000	113,216
Belgium—0.08%
Anheuser-Busch InBev SA 1.500%, due 03/17/25[3]	EUR	100,000	110,968
2.000%, due 03/17/28[3]	EUR	395,000	441,560
Total Belgium corporate notes			552,528
Canada—0.63%
Chemtrade Logistics Income Fund 5.750%, due 12/31/18[1]	CAD	165,443	130,791
Delphi Energy Corp. 10.000%, due 07/15/21[1,2,3]	CAD	484,000	390,547
Element Fleet Management Corp. 5.125%, due 06/30/19[1,2]	CAD	2,673,318	2,284,929
Extendicare, Inc. 6.000%, due 09/30/19[1]	CAD	396,000	318,778
Great-West Lifeco, Inc. 2.500%, due 04/18/23[3]	EUR	150,000	175,247
Just Energy Group, Inc. 6.750%, due 12/31/21[1]	CAD	284,000	224,254
Liquor Stores NA Ltd. 4.700%, due 01/31/22[1]	CAD	480,300	376,489
Source Energy Services Canada LP/Source Energy Services Canada Holdings Ltd. 10.500%, due 12/15/21[1,2]	CAD	349,000	282,955
Total Canada corporate notes			4,183,990
Cayman Islands—0.04%
Hutchison Whampoa Finance 14 Ltd. 1.375%, due 10/31/21[3]	EUR	100,000	110,953
IPIC GMTN Ltd. 5.875%, due 03/14/21[3]	EUR	100,000	130,889
Total Cayman Islands corporate notes			241,842
	Face Amount		Value
Corporate notes—(continued)
Denmark—0.01%
DONG Energy A/S 6.250%, due 06/26/3013[3,4]	EUR	54,000	$66,454
France—0.28%
APRR SA 1.125%, due 01/15/21[3]	EUR	100,000	111,072
BNP Paribas SA 2.875%, due 09/26/23	EUR	42,000	51,173
BPCE SA 1.125%, due 12/14/22[3]	EUR	100,000	110,905
Credit Logement SA 0.834%, due 03/16/17[3,4,5]	EUR	100,000	86,534
Electricite de France SA 4.130%, due 01/22/22[3,4,5]	EUR	100,000	106,331
Holding d'Infrastructures de Transport SAS 2.250%, due 03/24/25[3]	EUR	100,000	115,939
Infra Foch SAS 1.250%, due 10/16/20[3]	EUR	100,000	111,031
Lagardere SCA 4.125%, due 10/31/17[3]	EUR	100,000	110,956
Orange SA 5.250%, due 02/07/24[3,4,5]	EUR	100,000	118,885
RCI Banque SA 0.625%, due 03/04/20[3]	EUR	170,000	185,138
Societe Fonciere Lyonnaise SA 1.875%, due 11/26/21[3]	EUR	100,000	112,659
Societe Generale SA 9.375%, due 09/04/19[3,4,5]	EUR	50,000	64,299
Transport et Infrastructures Gaz France SA 2.200%, due 08/05/25[3]	EUR	200,000	227,249
4.339%, due 07/07/21[3]	EUR	100,000	124,961
Veolia Environnement SA 1.590%, due 01/10/28[3]	EUR	100,000	108,648
4.625%, due 03/30/27[3]	EUR	100,000	141,287
Total France corporate notes			1,887,067
Germany—0.04%
Aareal Bank AG 4.250%, due 03/18/26[4]	EUR	35,000	40,299
Commerzbank AG 7.750%, due 03/16/21	EUR	100,000	129,331
Deutsche Bank AG 5.000%, due 06/24/20[3]	EUR	50,000	58,277
Muenchener Rueckversicherungs AG 5.767%, due 06/12/17[3,4,5]	EUR	50,000	54,927
Total Germany corporate notes			282,834
Ireland—0.10%
ESB Finance Ltd. 3.494%, due 01/12/24[3]	EUR	150,000	187,315
FCA Capital Ireland PLC 2.000%, due 10/23/19[3]	EUR	100,000	111,786
FGA Capital Ireland PLC 4.000%, due 10/17/18[3]	EUR	100,000	114,562

PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2017 (unaudited)

	Face Amount		Value
Corporate notes—(continued)
Ireland—(concluded)
GE Capital European Funding Unlimited Co. 2.625%, due 03/15/23[3]	EUR	100,000	$121,377
Willow No.2 Ireland PLC for Zurich Insurance Co. Ltd. 3.375%, due 06/27/22[3]	EUR	100,000	123,207
Total Ireland corporate notes			658,247
Italy—0.08%
Intesa Sanpaolo SpA 1.125%, due 03/04/22[3]	EUR	100,000	106,506
4.375%, due 10/15/19[3]	EUR	200,000	237,810
UniCredit SpA 3.625%, due 01/24/19[3]	EUR	100,000	114,875
5.650%, due 08/24/18	EUR	70,000	81,954
Total Italy corporate notes			541,145
Japan—0.02%
Sumitomo Mitsui Banking Corp. 1.000%, due 01/19/22[3]	EUR	150,000	165,211
Jersey—0.02%
AA Bond Co. Ltd. 4.720%, due 07/31/18[3]	GBP	100,000	131,724
Luxembourg—0.03%
Glencore Finance Europe SA 3.375%, due 09/30/20[3]	EUR	100,000	118,209
4.625%, due 04/03/18[3,6]	EUR	100,000	113,457
Total Luxembourg corporate notes			231,666
Mexico—0.04%
America Movil SAB de CV 4.750%, due 06/28/22	EUR	100,000	129,620
Petroleos Mexicanos 3.125%, due 11/27/20[3]	EUR	100,000	111,863
Total Mexico corporate notes			241,483
Netherlands—0.14%
BMW Finance N.V. 2.625%, due 01/17/24[3]	EUR	100,000	121,438
Cooperatieve Centrale Raiffeisen- Boerenleenbank BA 2.500%, due 05/26/26[3,4]	EUR	300,000	333,499
Deutsche Annington Finance BV 4.000%, due 12/17/21[3,4,5]	EUR	100,000	112,139
JAB Holdings BV 2.125%, due 09/16/22[3]	EUR	100,000	114,821
Teva Pharmaceutical Finance Netherlands II BV 1.125%, due 10/15/24[3]	EUR	100,000	101,820
Volkswagen International Finance N.V. 3.250%, due 01/21/19[3]	EUR	35,000	40,120
3.500%, due 03/20/30[3,4,5]	EUR	105,000	103,137
Total Netherlands corporate notes			926,974
	Face Amount		Value
Corporate notes—(continued)
Norway—0.05%
DNB Bank ASA 3.000%, due 09/26/23[3,4]	EUR	200,000	$224,550
Statkraft AS 2.500%, due 11/28/22[3]	EUR	100,000	119,577
Total Norway corporate notes			344,127
Spain—0.02%
Ferrovial Emisiones SA 3.375%, due 01/30/18[3]	EUR	100,000	111,506
Sweden—0.02%
Nordea Bank AB 1.000%, due 02/22/23[3]	EUR	150,000	165,311
Switzerland—0.03%
Credit Suisse AG 1.125%, due 09/15/20[3]	EUR	150,000	166,721
United Kingdom—0.31%
Aviva PLC 3.375%, due 12/04/45[3,4]	EUR	200,000	209,288
Babcock International Group PLC 1.750%, due 10/06/22[3]	EUR	100,000	111,395
Barclays Bank PLC 6.000%, due 01/14/21[3]	EUR	50,000	62,685
BP Capital Markets PLC 1.573%, due 02/16/27[3]	EUR	100,000	108,877
Brambles Finance PLC 4.625%, due 04/20/18[3]	EUR	100,000	113,688
Coventry Building Society 2.500%, due 11/18/20[3]	EUR	100,000	115,566
FCE Bank PLC 1.875%, due 06/24/21[3]	EUR	100,000	112,474
G4S International Finance PLC 2.625%, due 12/06/18[3]	EUR	100,000	112,683
Heathrow Finance PLC 7.125%, due 03/01/17[3]	GBP	50,000	63,214
HSBC Holdings PLC 1.500%, due 03/15/22[3]	EUR	200,000	223,133
6.375%, due 10/18/22[4]	GBP	50,000	64,800
Imperial Brands Finance PLC 5.000%, due 12/02/19[3]	EUR	200,000	245,127
Leeds Building Society 2.625%, due 04/01/21[3]	EUR	100,000	113,668
Lloyds Bank PLC 7.625%, due 04/22/25[3]	GBP	35,000	56,647
Lloyds TSB Bank PLC 10.375%, due 02/12/24[3,4]	EUR	35,000	44,583
Santander UK PLC 0.875%, due 01/13/20[3]	EUR	100,000	109,742
Yorkshire Building Society 1.250%, due 03/17/22[3]	EUR	100,000	107,508
2.125%, due 03/18/19[3]	EUR	100,000	112,167
Total United Kingdom corporate notes			2,087,245

PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2017 (unaudited)

	Face Amount		Value
Corporate notes—(concluded)
United States—0.28%
AT&T, Inc. 2.500%, due 03/15/23	EUR	100,000	$116,213
2.750%, due 05/19/23	EUR	100,000	117,449
Bank of America Corp. 1.375%, due 09/10/21[3]	EUR	100,000	111,498
1.625%, due 09/14/22[3]	EUR	100,000	112,017
Barclays Bank PLC 10.000%, due 05/21/21[3]	GBP	50,000	80,128
Citigroup, Inc. 1.375%, due 10/27/21[3]	EUR	120,000	133,957
General Motors Financial Co., Inc. 0.955%, due 09/07/23[3]	EUR	100,000	105,075
JPMorgan Chase & Co. 1.500%, due 10/26/22[3]	EUR	300,000	336,416
Merck & Co., Inc. 1.875%, due 10/15/26	EUR	100,000	115,437
Metropolitan Life Global Funding I 0.875%, due 01/20/22[3]	EUR	100,000	109,405
Morgan Stanley 1.875%, due 03/30/23	EUR	100,000	113,068
Philip Morris International, Inc. 1.875%, due 03/03/21	EUR	100,000	114,645
Wells Fargo & Co. 1.500%, due 09/12/22[3]	EUR	150,000	167,539
2.250%, due 05/02/23[3]	EUR	100,000	116,171
Total United States corporate notes			1,849,018
Total corporate notes (cost—$16,151,729)			15,467,235
Non-US government obligations—2.40%
Germany—0.11%
Bundesrepublik Deutschland 0.500%, due 02/15/26[3]	EUR	656,000	722,404
Indonesia—1.18%
Indonesia Treasury Bond 8.250%, due 07/15/21	IDR	102,000,000,000	7,864,370
South Africa—0.63%
South Africa Government Bond 10.500%, due 12/21/26	ZAR	51,382,817	4,227,122
Turkey—0.48%
Turkey Government International Bond 5.125%, due 03/25/22	USD	204,000	202,980
5.625%, due 03/30/21	USD	1,035,000	1,065,222
6.250%, due 09/26/22	USD	1,866,000	1,951,481
Total Turkey			3,219,683
Total non-US government obligations (cost—$15,987,541)			16,033,579
Time deposits—6.66%
Agence Centrale Organismes 1.020%, due 02/27/17	USD	2,000,000	1,998,531
Banque Federative Du Credit 0.920%, due 02/15/17	USD	5,000,000	4,998,215
	Face Amount		Value
Time deposits—(concluded)
Banque Nationale De Paris 0.640%, due 02/01/17	USD	3,108,639	$3,108,639
Credit Suisse AG 1.320%, due 03/14/17	USD	3,000,000	2,995,520
Danske Bank A/S 1.020%, due 02/13/17	USD	5,000,000	5,000,000
DZ Bank AG 0.650%, due 02/01/17	USD	4,871,439	4,871,439
ING Bank N.V. 1.230%, due 03/01/17	USD	5,000,000	5,000,000
KBC Bank N.V. 0.600%, due 02/01/17	USD	3,442,623	3,442,623
Natixis 1.020%, due 04/03/17	USD	5,000,000	5,000,000
NRW Bank 0.970%, due 04/18/17	USD	1,500,000	1,496,936
Sumitomo Mitsui Banking Corp. 0.810%, due 02/17/17	USD	1,500,000	1,500,000
Toronto-Dominion Bank 1.000%, due 04/27/17	USD	5,000,000	5,000,000
Total time deposits (cost—$44,411,903)			44,411,903
Short-term US government obligations[7]—13.88%
US Treasury Bills 0.418%, due 02/16/17	USD	5,500,000	5,498,977
0.420%, due 03/30/17	USD	21,564,000	21,548,129
0.440%, due 02/09/17	USD	2,299,000	2,298,761
0.445%, due 02/16/17	USD	4,925,000	4,924,084
0.451%, due 03/23/17[1]	USD	5,500,000	5,496,507
0.462%, due 02/23/17	USD	1,500,000	1,499,585
0.470%, due 02/23/17	USD	3,000,000	2,999,166
0.475%, due 03/09/17	USD	3,000,000	2,998,581
0.475%, due 04/27/17	USD	1,008,000	1,006,810
0.480%, due 03/16/17	USD	5,500,000	5,497,156
0.483%, due 05/25/17	USD	4,000,000	3,993,564
0.490%, due 06/01/17	USD	4,000,000	3,993,132
0.495%, due 04/13/17	USD	284,000	283,728
0.510%, due 04/06/17	USD	1,500,000	1,498,754
0.510%, due 04/06/17[1]	USD	23,572,000	23,552,412
0.530%, due 04/20/17[1]	USD	5,500,000	5,494,252
Total short-term US government obligations (cost—$92,579,551)			92,583,598
Repurchase agreement—17.21%
Repurchase agreement dated 01/31/17 with State Street Bank and Trust Co., 0.010% due 02/01/17, collateralized by $115,061,377 US Treasury Notes, 1.000% to 3.750% due 05/15/18 to 12/31/19; (value—$117,118,784); proceeds: $114,821,032 (cost—$114,821,000)	USD	114,821,000	114,821,000

PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2017 (unaudited)

	Number of Contracts		Value
Options purchased—0.59%
Call options—0.39%
Euro STOXX 50 Index, strike @ 3,800, expires 12/20/19		1,158	$1,487,572
FTSE 100 Index Futures, strike @ 7,000, expires 12/21/18		67	373,387
S&P 500 Index, strike @ 2,300, expires 12/21/18		39	687,960
S&P 500 Index, strike @ 2,500, expires 06/30/17		280	29,400
			2,578,319
Put options—0.20%
Euro STOXX 50 Index, strike @ 3,000, expires 12/21/18		150	526,256
Euro STOXX 50 Index, strike @ 3,400, expires 12/15/17		181	730,171
Kospi 200 Index, strike @ 250, expires 03/09/17		72	10,871
Kospi 200 Index, strike @ 255, expires 06/08/17		3	4,599
S&P 500 Index, strike @ 2,260, expires 03/17/17		7	20,041
S&P 500 Index, strike @ 2,265, expires 03/17/17		13	39,364
Swiss Market Index, strike @ 8,007, expires 03/17/17		205	16,738
			1,348,040
Total options purchased (cost—$4,913,110)			3,926,359
	Notional Amount
Swaptions purchased[8]—0.34%
Call swaptions—0.05%
3 Month USD LIBOR Interest Rate Swap, strike @ 1.000%, expires 05/09/31 (counterparty: CITI; receive fixed rate); underlying swap terminates 05/09/46	USD	14,300,000	350,978
Put swaptions—0.29%
6 Month EURIBOR Interest Rate Swap, strike @ 3.600%, expires 05/09/31 (counterparty: CITI; receive floating rate); underlying swap terminates 05/09/46	GBP	11,200,000	486,371
3 Month USD LIBOR Interest Rate Swap, strike @ 3.850%, expires 05/09/31 (counterparty: CITI; receive fixed rate); underlying swap terminates 05/09/46	USD	32,700,000	1,408,556
			1,894,927
Total swaptions purchased (cost—$3,320,235)			2,245,905
	Notional Amount		Value
Foreign exchange options purchased—0.44%
Call options—0.44%
USD Call/CNH Put, strike @ 7.04, expires 10/13/17	USD	40,875,000	$968,615
USD Call/SAR Put, strike @ 3.83, expires 05/08/18	USD	16,350,000	242,961
USD Call/JPY Put, strike @ 96.90, expires 05/06/21	USD	16,350,000	1,746,147
Total foreign exchange options purchased (cost—$2,686,948)			2,957,723
Total investments before investments sold short (cost—$691,776,029) — 106.33%			709,423,670
	Number of Shares
Investments sold short—(13.39)%
Common stocks—(9.52)%
Australia—(0.03)%
BHP Billiton Ltd., ADR		(4,348)	(179,529)
Canada—(2.75)%
Agrium, Inc.		(2,931)	(301,873)
Aimia, Inc.		(18,160)	(119,043)
Allied Properties Real Estate Investment Trust		(10,400)	(270,939)
AltaGas Ltd.		(12,900)	(306,824)
Bird Construction, Inc.		(51,085)	(347,829)
Bonavista Energy Corp.		(72,329)	(256,799)
BRP, Inc.		(13,942)	(281,679)
CAE, Inc.		(38,410)	(545,488)
Canadian National Railway Co.		(9,185)	(638,380)
Canadian Natural Resources Ltd.		(8,475)	(256,220)
Canadian Utilities Ltd., Class A		(19,860)	(565,314)
Canfor Corp.		(58,795)	(637,539)
Capital Power Corp.		(6,016)	(114,102)
Chartwell Retirement Residences		(6,984)	(81,634)
CI Financial Corp.		(26,142)	(546,446)
Cineplex, Inc.		(5,770)	(232,308)
Conifex Timber, Inc.		(43,280)	(96,455)
CT Real Estate Investment Trust		(6,801)	(76,778)
Dorel Industries, Inc., Class B		(11,887)	(328,862)
Element Fleet Management Corp.		(13,972)	(135,828)
Emera, Inc.		(19,562)	(683,110)
Empire Co. Ltd., Class A		(8,943)	(111,680)
Genworth MI Canada, Inc.		(9,813)	(246,070)
Hydro One Ltd.		(31,067)	(574,187)
IGM Financial, Inc.		(21,586)	(663,381)
Intact Financial Corp.		(7,068)	(516,066)
Inter Pipeline Ltd.		(28,231)	(612,241)
Leon's Furniture Ltd.		(15,157)	(222,128)
Medical Facilities Corp.		(9,516)	(138,654)
Metro, Inc.		(17,177)	(521,811)
Morneau Shepell, Inc.		(4,461)	(63,731)
National Bank of Canada		(10,397)	(448,799)

PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2017 (unaudited)

	Number of Shares	Value
Investments sold short—(continued)
Common stocks—(continued)
Canada—(concluded)
Northview Apartment Real Estate Investment Trust	(10,020)	$(159,781)
Novagold Resources, Inc.	(115,522)	(612,566)
Painted Pony Petroleum Ltd.	(13,534)	(81,334)
Power Corp. of Canada	(4,735)	(111,093)
Premium Brands Holdings Corp.	(4,882)	(261,611)
Ritchie Bros Auctioneers, Inc.	(6,880)	(223,015)
Rogers Communications, Inc., Class B	(5,667)	(245,842)
Russel Metals, Inc.	(6,860)	(142,340)
Shaw Communications, Inc., Class B	(9,913)	(213,839)
Sleep Country Canada Holdings, Inc.	(15,851)	(346,925)
Stantec, Inc.	(9,930)	(266,174)
Stella-Jones, Inc.	(18,466)	(567,639)
Student Transportation, Inc.	(34,779)	(190,566)
Surge Energy, Inc.	(135,690)	(294,060)
TELUS Corp.	(14,276)	(476,580)
TFI International, Inc.	(16,854)	(456,175)
The Descartes Systems Group, Inc.	(9,872)	(215,534)
The Jean Coutu Group PJC, Inc., Class A	(15,120)	(237,621)
Thomson Reuters Corp.	(7,495)	(335,972)
Wajax Corp.	(17,637)	(333,019)
West Fraser Timber Co. Ltd.	(31,590)	(1,078,855)
Western Forest Products, Inc.	(113,351)	(162,023)
WestJet Airlines Ltd.	(24,550)	(414,308)
Total Canada common stocks		(18,369,070)
Curacao—(0.21)%
Schlumberger Ltd.	(16,990)	(1,422,233)
Finland—(0.15)%
Nokia OYJ	(217,615)	(974,899)
Germany—(0.01)%
Porsche Automobil Holding SE	(1,101)	(65,963)
Ireland—(0.58)%
Accenture PLC, Class A	(9,324)	(1,061,724)
Alkermes PLC	(841)	(45,506)
James Hardie Industries PLC	(14,074)	(220,733)
Willis Towers Watson PLC	(20,335)	(2,544,519)
Total Ireland common stocks		(3,872,482)
Italy—(0.28)%
Luxottica Group SpA	(5,551)	(297,757)
Saipem SpA	(3,088,216)	(1,575,187)
Total Italy common stocks		(1,872,944)
Japan—(0.43)%
Acom Co. Ltd.	(56,300)	(242,831)
Don Quijote Holdings Co. Ltd.	(14,200)	(515,003)
Hulic Co. Ltd.	(105,200)	(1,026,751)
Kyushu Financial Group, Inc.	(8,300)	(57,338)
	Number of Shares	Value
Investments sold short—(continued)
Common stocks—(continued)
Japan—(concluded)
Mitsubishi Estate Co. Ltd.	(45,000)	$(861,859)
Nomura Real Estate Master Fund, Inc.	(113)	(176,040)
Total Japan common stocks		(2,879,822)
Luxembourg—(0.05)%
Tenaris SA	(17,781)	(310,376)
Netherlands—(0.14)%
Core Laboratories NV	(3,938)	(460,077)
Ferrari N.V.	(1,815)	(113,051)
Mylan N.V.	(10,124)	(385,218)
Total Netherlands common stocks		(958,346)
Sweden—(0.15)%
Boliden AB	(1)	(29)
Electrolux AB, Series B	(28,111)	(747,197)
Lundin Petroleum AB	(11,680)	(251,838)
Total Sweden common stocks		(999,064)
United Kingdom—(0.66)%
CBRE Group, Inc., Class A	(2,129)	(64,636)
Liberty Global PLC LiLAC, Class A	(15,865)	(354,107)
Rio Tinto PLC, ADR	(7,239)	(324,235)
Royal Bank of Scotland Group PLC	(538,374)	(1,502,194)
St James's Place PLC	(36,481)	(491,515)
Standard Chartered PLC	(168,767)	(1,643,482)
Total United Kingdom common stocks		(4,380,169)
United States—(4.08)%
Abercrombie & Fitch Co., Class A	(5,471)	(63,518)
Alnylam Pharmaceuticals, Inc.	(14,995)	(599,650)
American Airlines Group, Inc.	(22,081)	(977,084)
Antero Resources Corp.	(6,729)	(164,255)
Armstrong World Industries, Inc.	(12,617)	(504,049)
Brinker International, Inc.	(7,184)	(319,688)
Buffalo Wild Wings, Inc.	(857)	(129,407)
Caterpillar, Inc.	(9,912)	(948,182)
Charter Communications, Inc., Class A	(1,361)	(440,896)
Cheniere Energy, Inc.	(43,268)	(2,061,720)
Chico's FAS, Inc.	(16,764)	(226,146)
CIT Group, Inc.	(11,460)	(472,037)
Commercial Metals Co.	(4,073)	(83,211)
Concho Resources, Inc.	(8,150)	(1,136,436)
Continental Resources, Inc.	(10,006)	(485,891)
Cracker Barrel Old Country Store, Inc.	(1,142)	(180,505)
Deere & Co.	(1,593)	(170,531)
Emerson Electric Co.	(4,590)	(269,249)
Ennis, Inc.	(12,520)	(211,588)
Equinix, Inc.	(3,606)	(1,388,238)
Express, Inc.	(8,734)	(92,842)
Fastenal Co.	(3,024)	(150,232)
First Data Corp., Class A	(3,754)	(57,586)

PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2017 (unaudited)

	Number of Shares	Value
Investments sold short—(continued)
Common stocks—(continued)
United States—(continued)
First Financial Bankshares, Inc.	(3,189)	$(136,011)
Franklin Resources, Inc.	(7,218)	(286,843)
Halliburton Co.	(20,801)	(1,176,713)
Insteel Industries, Inc.	(4,219)	(156,272)
Intercontinental Exchange, Inc.	(31,087)	(1,814,237)
Janus Capital Group, Inc.	(10,090)	(126,125)
Legg Mason, Inc.	(7,200)	(228,168)
Louisiana-Pacific Corp.	(2,974)	(56,893)
M&T Bank Corp.	(2,100)	(341,397)
Macy's, Inc.	(5,676)	(167,669)
Marriott International, Inc., Class A	(5,476)	(463,270)
Mattel, Inc.	(5,864)	(153,696)
Mercer International, Inc.	(30,555)	(365,132)
Morgan Stanley	(5,990)	(254,515)
Nasdaq, Inc.	(5,075)	(357,991)
Netflix, Inc.	(11,275)	(1,586,505)
Newell Brands, Inc.	(15,117)	(715,488)
Newfield Exploration Co.	(14,315)	(573,745)
Nordstrom, Inc.	(4,248)	(187,847)
Palo Alto Networks, Inc.	(3,880)	(572,533)
Prestige Brands Holdings, Inc.	(2,786)	(146,989)
Ralph Lauren Corp.	(2,200)	(194,546)
Resolute Forest Products, Inc.	(20,005)	(110,028)
RH	(8,700)	(235,074)
Sabre Corp.	(28,728)	(703,836)
salesforce.com, Inc.	(1,174)	(92,863)
SBA Communications Corp.	(4,200)	(442,092)
TD Ameritrade Holding Corp.	(17,678)	(815,840)
The Boeing Co.	(2,220)	(362,792)
The Boston Beer Co., Inc., Class A	(1,420)	(218,254)
The Cheesecake Factory, Inc.	(3,863)	(232,784)
The Gap, Inc.	(4,280)	(98,568)
The Wendy's Co.	(9,899)	(133,934)
The Williams Cos., Inc.	(41,345)	(1,192,390)
Tiffany & Co.	(3,773)	(297,011)
Urban Outfitters, Inc.	(5,800)	(153,932)
Verisk Analytics, Inc.	(32)	(2,645)
	Number of Shares	Value
Investments sold short—(concluded)
Common stocks—(concluded)
United States—(concluded)
Vertex Pharmaceuticals, Inc.	(1,812)	$(155,596)
Wal-Mart Stores, Inc.	(2,727)	(182,000)
Waste Management, Inc.	(6,070)	(421,865)
WD-40 Co.	(2,005)	(210,826)
Total United States common stocks		(27,257,856)
Total common stocks (proceeds—$60,680,058)		(63,542,753)
Investment companies—(3.87)%
Consumer Discretionary Select Sector SPDR Fund	(14,398)	(1,221,382)
Consumer Staples Select Sector SPDR Fund	(25,941)	(1,364,237)
Health Care Select Sector SPDR Fund	(7,231)	(509,930)
Industrial Select Sector SPDR Fund	(22,833)	(1,447,156)
iShares Core S&P/TSX Capped Composite Index ETF	(142,594)	(2,673,809)
iShares iBoxx $ Investment Grade Corporate Bond ETF	(14,241)	(1,671,181)
iShares Russell 2000 ETF	(10,732)	(1,451,288)
iShares S&P/TSX 60 Index ETF	(118,606)	(2,087,283)
iShares S&P/TSX Capped Energy Index ETF	(35,430)	(348,787)
Powershares QQQ Trust, Series 1	(5,749)	(716,153)
SPDR Bloomberg Barclays High Yield Bond ETF	(34,556)	(1,275,462)
SPDR S&P Oil & Gas Exploration & Production ETF	(23,512)	(942,361)
SPDR S&P500 ETF Trust	(39,115)	(8,899,836)
Technology Select Sector SPDR Fund	(24,292)	(1,216,544)
Total investment companies (proceeds—$24,299,924)		(25,825,409)
Total investments sold short (proceeds—$84,979,982)		(89,368,162)
Other assets in excess of liabilities—7.06%		47,130,150
Net assets—100.00%		$667,185,658

For a listing of defined portfolio acronyms, counterparty acronyms and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 239.

Aggregate cost for federal income tax purposes before investments sold short was substantially the same for book purposes; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$29,484,993
Gross unrealized depreciation	(11,837,352)
Net unrealized appreciation	$17,647,641

PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2017 (unaudited)

Options written

Number of contracts	Call options	Expiration date	Premiums received	Current value	Unrealized appreciation (depreciation)
7	S&P 500 Index, strike @ 2,260	03/17/17	$29,181	$(29,176)	$5
13	S&P 500 Index, strike @ 2,265	03/17/17	57,184	(50,700)	6,484
280	S&P 500 Index, strike @ 2,600	06/30/17	94,850	(26,600)	68,250
205	Swiss Market Index, strike @ 8,007	03/17/17	48,578	(58,441)	(9,863)
			$229,793	$(164,917)	$64,876

Options written activity for the period ended January 31, 2017 was as follows:

	Number of contracts	Premiums received
Options outstanding at July 31, 2016	367	$683,064
Options written	874	1,764,803
Options exercised	—	—
Options terminated in closing purchase transactions	(694)	(2,087,477)
Options expired prior to exercise	(42)	(130,597)
Options outstanding at January 31, 2017	505	$229,793

Foreign exchange options written

Notional amount (000)		Call options	Counterparty	Expiration date	Premiums received	Current value	Unrealized depreciation
USD	40,875	USD Call/CNH Put, strike @ CNH 7.59	BNP	10/13/17	$258,210	$(327,981)	$(69,771)

Foreign exchange options written activity for the period ended January 31, 2017 was as follows:

Premiums received
Foreign exchange options outstanding at July 31, 2016	$478,851
Foreign exchange options written	581,090
Foreign exchange options terminated in closing purchase transactions	(801,731)
Foreign exchange options expired prior to exercise	—
Foreign exchange options outstanding at January 31, 2017	$258,210

Futures contracts

Number of contracts	Currency		Expiration date	Cost	Current value	Unrealized appreciation (depreciation)
Index futures buy contracts:
24	AUD	ASX SPI 200 Index Futures	March 2017	$2,512,659	$2,527,748	$15,089
20	BRL	Bovespa Index Futures*	February 2017	383,982	412,554	28,572
20	CAD	S&P TSX 60 Index Futures	March 2017	2,757,133	2,789,318	32,185

PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2017 (unaudited)

Futures contracts—(continued)

Number of contracts	Currency		Expiration date	Cost	Current value	Unrealized appreciation (depreciation)
Index futures buy contracts—(concluded)
15	EUR	Amsterdam Index Futures	February 2017	$1,556,123	$1,537,963	$(18,160)
27	EUR	CAC 40 Index Futures	February 2017	1,412,787	1,383,730	(29,057)
9	EUR	DAX Index Futures	March 2017	2,757,668	2,808,993	51,325
469	EUR	EURO STOXX 50 Index Futures	March 2017	16,124,149	16,373,269	249,120
470	EUR	EURO STOXX 50 Index Futures	March 2017	3,084,375	2,998,527	(85,848)
7	EUR	FTSE MIB Index Futures	March 2017	719,341	701,734	(17,607)
11	EUR	IBEX 35 Index Futures	February 2017	1,112,698	1,109,256	(3,442)
123	GBP	FTSE 100 Index Futures	March 2017	10,643,091	10,901,778	258,687
4	HKD	Hang Seng Index Futures	February 2017	590,793	601,426	10,633
1	HKD	Hang Seng Index Futures*	February 2017	147,425	150,356	2,931
6	HKD	Hang Seng Index Futures**	February 2017	885,912	902,138	16,226
7	HKD	Hang Seng Index Futures	February 2017	440,095	443,426	3,331
13	HKD	Hang Seng Index Futures**	February 2017	817,761	823,506	5,745
8	JPY	NIKKEI 225 Index Futures	March 2017	1,343,713	1,344,788	1,075
14	JPY	TOPIX Index Futures	March 2017	1,887,270	1,880,967	(6,303)
184	JPY	TPX Banks Index Futures	March 2017	3,082,583	3,097,901	15,318
2	KRW	Kospi 200 Index Futures*	March 2017	214,691	231,650	16,959
9	KRW	Kospi 200 Index Futures**	March 2017	974,837	1,042,423	67,586
89	SEK	OMX 30 Index Futures	February 2017	1,532,224	1,564,631	32,407
31	SEK	OMX 30 Index Futures*	February 2017	533,609	544,983	11,374
27	SGD	MSCI Singapore Index Futures	February 2017	649,768	646,096	(3,672)
4	SGD	MSCI Singapore Index Futures**	February 2017	96,051	95,718	(333)
8	TWD	Taiex Futures Index Futures*	February 2017	474,786	481,950	7,164
43	USD	Dow Jones E-Mini Index Futures	March 2017	4,239,609	4,255,280	15,671
131	USD	Mini MSCI Emerging Markets (EM) Index Futures	March 2017	5,765,636	5,993,905	228,269
18	USD	MSCI EAFE Mini Index Futures	March 2017	1,534,133	1,555,560	21,427
83	USD	MSCI Emerging Markets Index Futures	March 2017	3,289,941	3,326,906	36,965
1	USD	MSCI Taiwan Index Futures	February 2017	34,718	35,500	782
7	USD	MSCI Taiwan Index Futures*	February 2017	242,510	248,500	5,990
35	USD	MSCI Taiwan Index Futures**	February 2017	1,212,136	1,242,500	30,364
30	USD	NASDAQ 100 E-Mini Index Futures	March 2017	2,947,540	3,067,650	120,110
20	USD	Russell 2000 Mini Index Futures	March 2017	1,376,979	1,359,500	(17,479)
48	USD	S&P 500 E-Mini Index Futures	March 2017	5,417,366	5,458,800	41,434
33	USD	S&P Midcap 400 E-Mini Index Futures	March 2017	5,574,899	5,562,150	(12,749)
28	USD	SGX 50 NIFTY Index Futures	February 2017	470,809	480,256	9,447
12	USD	SGX 50 NIFTY Index Futures**	February 2017	205,665	205,824	159
42	USD	SGX FTSE China A50 Index Futures	February 2017	435,043	439,110	4,067
41	USD	SGX FTSE China A50 Index Futures*	February 2017	426,036	428,655	2,619
19	ZAR	FTSE/JSE Africa Top 40 Tradeable Index Futures	March 2017	655,917	651,809	(4,108)
US Treasury futures buy contracts:
27	USD	US Long Bond Futures	March 2017	4,121,766	4,072,781	(48,985)
Interest rate futures buy contracts:
469	AUD	Australian Bond 10 Year Futures	March 2017	45,153,085	45,633,684	480,599
129	AUD	Australian Bond 3 Year Futures	March 2017	10,924,615	10,938,582	13,967

PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2017 (unaudited)

Futures contracts—(continued)

Number of contracts	Currency		Expiration date	Cost	Current value	Unrealized appreciation (depreciation)
Interest rate futures buy contracts—(concluded)
46	EUR	German Euro BOBL Futures	March 2017	$6,629,434	$6,601,400	$(28,034)
15	EUR	German Euro Schatz Futures	March 2017	1,816,370	1,817,203	833
251	EUR	German Euro Schatz Futures*	March 2017	30,417,301	30,407,862	(9,439)
26	GBP	90-Day Sterling Pound Futures	June 2017	4,071,886	4,071,326	(560)
17	GBP	90-Day Sterling Pound Futures	September 2017	2,661,159	2,660,417	(742)
6	GBP	90-Day Sterling Pound Futures	December 2017	938,867	938,310	(557)
13	GBP	90-Day Sterling Pound Futures	March 2018	2,033,627	2,031,575	(2,052)
11	GBP	90-Day Sterling Pound Futures	June 2018	1,719,798	1,717,814	(1,984)
8	GBP	90-Day Sterling Pound Futures	September 2018	1,249,714	1,248,564	(1,150)
11	GBP	90-Day Sterling Pound Futures	December 2018	1,717,905	1,715,565	(2,340)
257	GBP	United Kingdom Long Gilt Bond Futures	March 2017	39,867,387	40,047,892	180,505
				$243,887,375	$245,611,709	$1,724,334
				Proceeds
US Treasury futures sell contracts:
132	USD	US Long Bond Futures	March 2017	$19,937,604	$19,911,375	$26,229
528	USD	US Treasury Note 10 Year Futures	March 2017	65,971,293	65,719,500	251,793
29	USD	US Treasury Note 2 Year Futures	March 2017	6,290,235	6,287,110	3,125
103	USD	US Treasury Note 2 Year Futures*	March 2017	22,307,323	22,330,078	(22,755)
99	USD	US Treasury Note 5 Year Futures	March 2017	11,639,309	11,668,851	(29,542)
20	USD	US Ultra Long Treasury Bond Futures	March 2017	3,176,049	3,213,750	(37,701)
128	USD	US Ultra Treasury Note 10 Year Futures	March 2017	17,252,266	17,172,000	80,266
Index futures sell contracts:
11	AUD	ASX SPI 200 Index Futures	March 2017	1,150,154	1,158,551	(8,397)
4	CHF	Swiss Market Index Futures*	March 2017	331,828	332,151	(323)
87	EUR	EURO STOXX 50 Index Futures	March 2017	3,087,550	3,037,259	50,291
28	GBP	FTSE 100 Index Futures	March 2017	2,539,649	2,481,706	57,943
192	GBP	Russell UK Mid 150 Index Futures	March 2017	7,884,130	8,169,132	(285,002)
5	HKD	Hang Seng Index Futures	February 2017	738,122	751,782	(13,660)
27	JPY	TOPIX Index Futures	March 2017	3,537,057	3,627,579	(90,522)
189	USD	S&P 500 E-Mini Index Futures	March 2017	21,264,057	21,494,025	(229,968)
Interest rate futures sell contracts:
14	AUD	Australian Bond 10 Year Futures	March 2017	1,347,848	1,362,199	(14,351)
147	AUD	Australian Bond 3 Year Futures	March 2017	12,447,904	12,464,896	(16,992)
18	CAD	Canada Government Bond 10 Year Futures	March 2017	1,905,349	1,901,188	4,161
16	CAD	Canada Government Bond 10 Year Futures*	March 2017	1,688,272	1,689,944	(1,672)
65	CAD	Canadian Bankers Acceptance Futures	June 2017	12,367,689	12,365,610	2,079
56	CAD	Canadian Bankers Acceptance Futures	September 2017	10,645,155	10,649,145	(3,990)
10	CHF	3 month Euroswiss Interest Rate Futures	June 2017	2,546,562	2,546,865	(303)
7	CHF	3 month Euroswiss Interest Rate Futures	September 2017	1,782,674	1,782,805	(131)
6	CHF	3 month Euroswiss Interest Rate Futures	December 2017	1,527,396	1,527,816	(420)
10	EUR	3 Month EURIBOR Futures	June 2017	2,705,957	2,706,980	(1,023)
34	EUR	3 Month EURIBOR Futures	September 2017	9,199,911	9,201,440	(1,529)

PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2017 (unaudited)

Futures contracts—(concluded)

Number of contracts	Currency		Expiration date	Proceeds	Current value	Unrealized appreciation (depreciation)
Interest rate futures sell contracts—(concluded)
43	EUR	3 Month EURIBOR Futures	December 2017	$11,634,052	$11,633,634	$418
41	EUR	3 Month EURIBOR Futures	March 2018	11,088,542	11,089,215	(673)
45	EUR	3 Month EURIBOR Futures	June 2018	12,167,519	12,167,447	72
42	EUR	3 Month EURIBOR Futures	September 2018	11,351,601	11,351,750	(149)
25	EUR	3 Month EURIBOR Futures	December 2018	6,755,099	6,753,958	1,141
121	EUR	German Euro Bund Futures	March 2017	21,132,312	21,177,335	(45,023)
2	EUR	German Euro Buxl 30 Year Futures	March 2017	358,601	360,985	(2,384)
24	EUR	Italian Government Bond Futures	March 2017	3,440,946	3,391,615	49,331
146	EUR	Mid-Term Euro-OAT Futures	March 2017	23,661,570	23,305,342	356,228
4	JPY	Japan Government Bond 10 Year Futures	March 2017	5,312,819	5,309,716	3,103
98	USD	90-Day Eurodollar Futures	June 2017	24,226,402	24,198,650	27,752
104	USD	90-Day Eurodollar Futures	September 2017	25,680,721	25,647,700	33,021
90	USD	90-Day Eurodollar Futures	December 2017	22,192,340	22,162,500	29,840
87	USD	90-Day Eurodollar Futures	March 2018	21,419,898	21,397,650	22,248
80	USD	90-Day Eurodollar Futures	June 2018	19,665,782	19,651,000	14,782
73	USD	90-Day Eurodollar Futures	September 2018	17,919,538	17,911,462	8,076
68	USD	90-Day Eurodollar Futures	December 2018	16,665,458	16,664,250	1,208
				$499,944,543	$499,727,946	$216,597
						$1,940,931

*  Exposure to Futures Contracts is achieved through the use of a swap contract with Bank of America N.A.

**  Exposure to Futures Contracts is achieved through the use of a swap contract with Goldman Sachs.

Forward foreign currency contracts

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation (depreciation)
BB	AUD	33,644,854	USD	24,961,526	03/15/17	$(529,786)
BB	CAD	1,734,592	USD	1,312,713	03/15/17	(20,870)
BB	CHF	800,000	USD	797,967	04/19/17	(14,127)
BB	EUR	2,494,833	SEK	23,700,000	05/03/17	17,704
BB	EUR	6,565,729	USD	6,989,208	03/15/17	(110,952)
BB	EUR	4,600,000	USD	4,924,580	04/19/17	(58,650)
BB	GBP	15,177,929	USD	19,155,374	03/15/17	44,711
BB	GBP	6,198,313	USD	7,739,084	03/15/17	(65,265)
BB	JPY	706,898,823	USD	6,125,313	03/15/17	(144,343)
BB	KRW	5,100,000,000	USD	4,237,728	04/20/17	(153,589)
BB	MYR	420,000	USD	93,981	04/19/17	(486)
BB	NOK	51,612,707	USD	6,090,603	03/15/17	(169,046)
BB	NZD	5,017,582	USD	3,592,810	03/15/17	(83,982)
BB	SEK	62,746,838	USD	6,828,433	03/15/17	(359,396)
BB	SGD	10,203,675	USD	7,149,477	03/15/17	(93,132)
BB	SGD	7,150,000	USD	4,987,072	04/13/17	(89,278)
BB	USD	3,504,714	AUD	4,760,427	03/15/17	102,064

PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2017 (unaudited)

Forward foreign currency contracts—(continued)

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation (depreciation)
BB	USD	367,975	CAD	480,000	02/21/17	$970
BB	USD	22,434,284	CAD	29,754,570	03/15/17	441,517
BB	USD	1,006,462	EUR	960,000	02/21/17	30,570
BB	USD	17,115,421	EUR	16,138,437	03/15/17	336,636
BB	USD	129,685	EUR	120,840	04/18/17	1,217
BB	USD	711,544	GBP	558,823	03/15/17	(7,925)
BB	USD	21,298,580	GBP	17,303,846	03/15/17	488,845
BB	USD	3,209,174	JPY	329,000,000	02/17/17	(294,242)
BB	USD	613,941	JPY	72,000,000	02/21/17	24,049
BB	USD	10,956,308	JPY	1,258,604,022	03/15/17	206,554
BB	USD	2,891,228	JPY	330,000,000	04/25/17	41,286
BB	USD	1,358,702	NOK	11,502,424	03/15/17	36,326
BB	USD	20,828,694	NZD	29,515,665	03/15/17	799,834
BB	USD	12,654,652	SEK	113,604,203	03/15/17	359,032
BB	USD	903,430	SGD	1,287,406	03/15/17	10,376
BNP	AUD	1,997,806	NOK	12,666,150	03/03/17	21,907
BNP	AUD	1,658,068	NOK	10,374,000	03/09/17	1,672
BNP	EUR	649,127	SEK	6,167,000	05/09/17	4,690
BNP	EUR	649,687	SEK	6,167,000	05/12/17	4,094
BNP	GBP	350,000	USD	427,078	02/21/17	(13,363)
BNP	IDR	48,484,144,034	USD	3,482,508	02/14/17	(144,518)
BNP	INR	94,000,000	USD	1,377,289	02/07/17	(7,274)
BNP	INR	21,000,000	USD	304,878	04/19/17	(1,436)
BNP	JPY	297,000,000	USD	2,807,751	02/21/17	176,043
BNP	KRW	1,915,000,000	USD	1,643,706	02/23/17	(4,565)
BNP	KRW	3,415,000,000	USD	2,902,751	02/27/17	(36,700)
BNP	KRW	12,483,155,000	USD	10,700,000	03/15/17	(46,070)
BNP	SEK	6,167,000	EUR	649,330	02/01/17	(4,082)
BNP	USD	4,249,826	BRL	14,390,000	03/10/17	274,780
BNP	USD	351,137	EUR	330,000	02/21/17	5,342
BNP	USD	432,767	GBP	350,000	02/21/17	7,675
BNP	USD	1,388,684	INR	94,000,000	02/07/17	(4,120)
BNP	USD	1,886,023	INR	129,500,000	02/23/17	17,409
BNP	USD	8,020,879	INR	553,200,000	02/28/17	104,898
BNP	USD	2,806,132	INR	194,500,000	03/06/17	48,548
BNP	USD	9,300,000	INR	632,586,000	03/15/17	(26,628)
BNP	USD	1,362,694	INR	94,000,000	05/09/17	4,530
BOA	AUD	2,130,181	NOK	13,528,350	04/24/17	28,789
BOA	CHF	4,312,500	USD	4,308,919	05/02/17	(71,966)
BOA	EUR	635,226	SEK	6,167,000	02/01/17	19,307
BOA	EUR	625,727	SEK	6,167,000	02/14/17	29,633
BOA	HKD	2,800,000	USD	361,171	02/21/17	217
BOA	IDR	1,300,000,000	USD	95,659	04/19/17	(1,004)
BOA	KRW	2,825,000,000	USD	2,467,852	02/07/17	36,714
BOA	KRW	571,000,000	USD	488,097	03/10/17	(3,430)

PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2017 (unaudited)

Forward foreign currency contracts—(continued)

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation (depreciation)
BOA	KRW	2,825,000,000	USD	2,397,563	04/25/17	$(34,955)
BOA	KRW	2,825,000,000	USD	2,423,000	05/04/17	(9,673)
BOA	TWD	15,000,000	USD	472,486	03/10/17	(6,506)
BOA	USD	350,539	JPY	40,000,000	02/21/17	3,900
BOA	USD	2,423,852	KRW	2,825,000,000	02/07/17	7,286
BOA	USD	486,239	KRW	571,000,000	03/10/17	5,288
CITI	AUD	2,202,253	NOK	13,828,650	02/27/17	7,723
CITI	AUD	9,611,000	USD	6,974,162	03/15/17	(307,694)
CITI	AUD	6,000	USD	4,553	03/15/17	7
CITI	BRL	1,384,000	USD	394,988	03/15/17	(39,604)
CITI	CAD	1,760,000	USD	1,303,950	02/21/17	(48,849)
CITI	CAD	3,126,000	USD	2,333,393	03/15/17	(69,925)
CITI	CHF	770,000	USD	784,870	02/21/17	6,015
CITI	CHF	58,000	USD	57,572	03/15/17	(1,176)
CITI	CHF	4,312,500	USD	4,302,746	04/20/17	(75,195)
CITI	CLP	197,383,000	USD	292,131	03/15/17	(11,359)
CITI	COP	320,050,000	USD	102,777	03/15/17	(5,867)
CITI	EUR	14,104	USD	15,136	02/01/17	(89)
CITI	EUR	2,851,000	USD	3,114,205	02/21/17	34,437
CITI	EUR	30,733,086	USD	32,820,041	03/15/17	(414,631)
CITI	EUR	4,186,116	USD	4,527,016	03/15/17	163
CITI	GBP	3,062,681	USD	3,878,605	02/21/17	24,516
CITI	GBP	4,797,974	USD	5,988,429	03/15/17	(52,742)
CITI	GBP	6,731,670	USD	8,506,100	03/15/17	30,194
CITI	HKD	731,000	USD	94,323	03/15/17	64
CITI	HKD	254,000	USD	32,741	03/15/17	(11)
CITI	HUF	522,655,000	USD	1,783,143	03/16/17	(39,152)
CITI	IDR	10,703,000	USD	792	03/15/17	(6)
CITI	ILS	3,165,000	USD	829,646	03/15/17	(10,818)
CITI	INR	68,319,000	USD	992,885	03/15/17	(8,637)
CITI	INR	1,746,000	USD	25,603	03/15/17	8
CITI	JPY	329,000,000	USD	2,868,852	02/06/17	(45,231)
CITI	JPY	1,414,212,000	USD	12,259,707	03/15/17	(283,279)
CITI	JPY	105,082,000	USD	936,348	03/15/17	4,351
CITI	KRW	640,000,000	USD	548,885	03/10/17	(2,038)
CITI	KRW	5,426,953,850	USD	4,624,399	03/15/17	(47,369)
CITI	KRW	615,934,150	USD	531,578	03/15/17	1,354
CITI	MXN	12,156,000	USD	585,911	03/15/17	6,407
CITI	MXN	47,775,000	USD	2,270,972	03/15/17	(6,568)
CITI	MXN	2,700,000	USD	121,429	04/19/17	(6,635)
CITI	NOK	33,903,000	USD	3,929,341	03/15/17	(182,455)
CITI	NZD	11,842,000	USD	8,308,524	03/15/17	(369,074)
CITI	PHP	59,454,000	USD	1,181,761	03/15/17	(11,472)
CITI	PLN	12,272,000	USD	2,922,552	03/15/17	(139,842)
CITI	SEK	97,829,000	USD	10,750,945	03/15/17	(455,645)

PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2017 (unaudited)

Forward foreign currency contracts—(continued)

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation (depreciation)
CITI	SGD	1,296,000	USD	909,454	03/15/17	$(10,451)
CITI	TRY	19,296,000	USD	5,457,286	03/15/17	401,838
CITI	TWD	753,000	USD	23,426	03/15/17	(623)
CITI	USD	8,784,547	AUD	11,759,000	03/15/17	124,761
CITI	USD	1,990,595	BRL	6,910,000	03/15/17	179,224
CITI	USD	38,621	BRL	122,000	03/15/17	(312)
CITI	USD	16,918,826	CAD	22,406,000	03/15/17	307,276
CITI	USD	1,036,033	CLP	698,369,000	03/15/17	37,755
CITI	USD	4,541	CLP	2,936,000	03/15/17	(27)
CITI	USD	631,753	COP	1,909,998,000	03/15/17	16,620
CITI	USD	36,401	COP	106,963,000	03/15/17	(91)
CITI	USD	8,658,608	EUR	8,117,000	03/15/17	119,090
CITI	USD	639,782	GBP	503,000	03/15/17	(6,449)
CITI	USD	6,511,211	GBP	5,233,000	03/15/17	77,705
CITI	USD	65,517	HKD	508,000	03/15/17	(14)
CITI	USD	2,460,318	HUF	719,678,000	03/16/17	48,920
CITI	USD	907,660	IDR	12,414,502,000	03/15/17	18,458
CITI	USD	50,702	IDR	678,428,000	03/15/17	(92)
CITI	USD	1,307,236	ILS	4,964,000	03/15/17	10,951
CITI	USD	61,618	ILS	232,000	03/15/17	(11)
CITI	USD	876,387	INR	60,353,840	03/15/17	8,369
CITI	USD	744,793	INR	50,687,188	03/15/17	(1,746)
CITI	USD	3,211,163	JPY	329,000,000	02/06/17	(297,080)
CITI	USD	6,835,178	JPY	778,904,972	03/15/17	73,119
CITI	USD	1,051,985	JPY	117,780,028	03/15/17	(7,366)
CITI	USD	2,879,902	JPY	329,000,000	05/02/17	44,600
CITI	USD	4,750,449	KRW	5,562,280,000	03/15/17	37,817
CITI	USD	712,361	KRW	824,831,000	03/15/17	(2,309)
CITI	USD	308,287	MXN	6,344,000	03/15/17	(5,855)
CITI	USD	622,193	MXN	13,649,000	03/15/17	28,483
CITI	USD	8,259,623	NOK	69,308,000	03/15/17	146,132
CITI	USD	30,160,932	NZD	42,487,033	03/15/17	972,771
CITI	USD	231,867	NZD	316,000	03/15/17	(309)
CITI	USD	544,734	PHP	27,335,000	03/15/17	3,876
CITI	USD	167,168	PHP	8,325,000	03/15/17	(86)
CITI	USD	4,124,869	PLN	17,051,000	03/15/17	130,090
CITI	USD	11,857,889	SEK	107,045,000	03/15/17	404,421
CITI	USD	719,653	SGD	1,028,000	03/15/17	10,025
CITI	USD	330,394	TRY	1,234,000	03/15/17	(7,093)
CITI	USD	2,214,778	TRY	8,573,000	03/15/17	31,302
CITI	USD	858,067	TWD	27,163,000	03/15/17	9,469
CITI	USD	178,132	TWD	5,561,000	03/15/17	(525)
CITI	USD	3,429,390	ZAR	48,064,000	03/15/17	111,538
CITI	USD	12,773	ZAR	172,000	03/15/17	(102)
CITI	ZAR	5,711,000	USD	410,331	03/15/17	(10,407)

PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2017 (unaudited)

Forward foreign currency contracts—(continued)

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation (depreciation)
CITI	ZAR	436,000	USD	32,125	03/15/17	$5
CITI	ZAR	3,600,000	USD	260,629	04/19/17	(2,878)
DB	CHF	2,591,000	USD	2,555,326	03/15/17	(69,028)
DB	EUR	2,487,545	SEK	23,700,000	04/25/17	25,499
DB	EUR	2,603,000	USD	2,810,105	03/15/17	(4,771)
DB	EUR	8,547,221	USD	9,142,919	04/20/17	(116,783)
DB	RUB	7,900,000	USD	129,583	04/19/17	579
DB	SGD	3,005,000	USD	2,086,110	04/18/17	(47,473)
DB	USD	146,650	CHF	145,000	03/15/17	217
DB	USD	802,470	EUR	748,000	03/15/17	6,414
DB	USD	119,086	EUR	110,000	03/15/17	(132)
DB	USD	713,397	SEK	6,491,000	03/15/17	30,165
GSB	CAD	17,314,572	USD	13,200,000	03/15/17	(111,728)
GSB	USD	80,386	GBP	64,000	03/15/17	197
GSI	AUD	9,291,126	USD	6,800,413	02/10/17	(244,603)
GSI	AUD	394,500	USD	299,411	02/10/17	280
GSI	CAD	2,168,719	USD	1,613,184	02/10/17	(53,583)
GSI	CHF	13,168,587	USD	12,925,629	02/10/17	(387,001)
GSI	EUR	13,874,121	USD	14,546,879	02/10/17	(434,269)
GSI	GBP	3,879,131	USD	4,744,481	02/10/17	(136,056)
GSI	GBP	43,000	USD	54,102	02/10/17	2
GSI	JPY	364,153,850	USD	3,173,513	02/10/17	(52,247)
GSI	JPY	6,909,700	USD	61,386	02/10/17	178
GSI	NZD	4,843,000	USD	3,355,738	02/10/17	(196,734)
GSI	SEK	63,215,099	USD	7,016,781	02/10/17	(212,592)
GSI	USD	10,068,412	AUD	14,003,059	02/10/17	549,437
GSI	USD	6,467,662	CAD	8,654,346	02/10/17	183,626
GSI	USD	4,763,782	CHF	4,877,738	02/10/17	167,311
GSI	USD	105,153	CHF	103,700	02/10/17	(319)
GSI	USD	91,673	EUR	84,800	02/10/17	(107)
GSI	USD	2,731,588	EUR	2,597,000	02/10/17	72,628
GSI	USD	3,625,985	GBP	2,956,969	02/10/17	94,332
GSI	USD	3,273,240	GBP	2,594,002	02/10/17	(9,591)
GSI	USD	1,575,000	JPY	180,598,162	02/10/17	24,781
GSI	USD	133,383	NOK	1,097,300	02/10/17	(338)
GSI	USD	84,537	SEK	738,700	02/10/17	(58)
GSI	USD	1,579,965	SEK	14,237,444	02/10/17	48,250
JPMCB	CAD	660,000	USD	496,763	02/21/17	(10,537)
JPMCB	DKK	2,200,000	USD	316,101	04/19/17	(4,459)
JPMCB	JPY	83,000,000	USD	740,392	02/21/17	4,932
JPMCB	JPY	41,000,000	USD	361,571	02/21/17	(1,728)
JPMCB	JPY	253,611,731	USD	2,232,116	04/19/17	(21,004)
JPMCB	NOK	1,000,000	USD	117,558	04/19/17	(3,757)
JPMCB	SEK	1,800,000	USD	198,927	02/21/17	(7,022)
JPMCB	SEK	2,400,000	USD	269,575	04/19/17	(5,889)

PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2017 (unaudited)

Forward foreign currency contracts—(continued)

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation (depreciation)
JPMCB	SGD	2,859,000	USD	2,003,876	04/20/17	$(26,083)
MSCI	AUD	34,792,925	USD	25,892,722	03/15/17	(468,434)
MSCI	CAD	17,253,648	USD	12,892,153	03/15/17	(372,736)
MSCI	EUR	8,958,451	USD	9,521,323	03/15/17	(166,319)
MSCI	GBP	8,866,373	USD	11,210,557	03/15/17	46,829
MSCI	GBP	6,302,388	USD	7,897,353	03/15/17	(38,038)
MSCI	JPY	673,327,237	USD	6,001,294	03/15/17	29,393
MSCI	JPY	2,410,336,829	USD	20,924,727	03/15/17	(453,128)
MSCI	NOK	88,336,260	USD	10,348,787	03/15/17	(364,739)
MSCI	NZD	37,593,526	USD	26,723,264	03/15/17	(824,570)
MSCI	SEK	362,913,826	USD	39,853,794	03/15/17	(1,719,017)
MSCI	SGD	22,568,697	USD	15,692,327	03/15/17	(327,024)
MSCI	USD	34,815,067	AUD	46,844,187	03/15/17	676,833
MSCI	USD	19,205,472	CAD	25,385,607	03/15/17	311,401
MSCI	USD	32,387,939	EUR	30,423,772	03/15/17	512,238
MSCI	USD	6,875,907	GBP	5,431,081	03/15/17	(37,586)
MSCI	USD	9,446,567	GBP	7,728,933	03/15/17	285,001
MSCI	USD	12,527,848	JPY	1,442,621,386	03/15/17	267,108
MSCI	USD	6,731,147	NOK	56,802,681	03/15/17	157,949
MSCI	USD	19,453,236	NZD	27,649,695	03/15/17	807,943
MSCI	USD	13,305,688	SEK	120,326,329	03/15/17	478,034
MSCI	USD	7,514,980	SGD	10,702,312	03/15/17	81,564
RBS	AUD	3,873,620	NOK	24,219,000	04/18/17	5,548
RBS	AUD	3,190,000	USD	2,387,463	04/19/17	(27,508)
RBS	CAD	480,000	USD	367,739	04/19/17	(1,434)
RBS	CHF	715,000	USD	705,828	04/12/17	(19,697)
RBS	EUR	1,641,339	SEK	15,660,265	04/18/17	19,343
RBS	EUR	11,244,948	USD	11,876,833	04/18/17	(304,404)
RBS	GBP	322,053	USD	392,552	04/18/17	(13,314)
RBS	HKD	8,800,000	USD	1,135,221	02/21/17	794
RBS	HKD	5,800,000	USD	747,494	02/21/17	(197)
RBS	SGD	450,000	USD	315,664	04/19/17	(3,844)
SG	CAD	10,665,661	USD	7,975,000	02/10/17	(222,082)
SG	CHF	1,575,929	USD	1,575,000	02/10/17	(18,167)
SG	EUR	1,453,915	USD	1,560,000	02/10/17	(9,924)
SG	EUR	222,000	USD	236,402	03/15/17	(3,668)
SG	GBP	1,670,450	USD	2,057,604	02/10/17	(44,076)
SG	GBP	90,000	USD	114,233	03/15/17	914
SG	JPY	367,187,976	USD	3,149,983	02/10/17	(102,654)
SG	JPY	177,657,889	USD	1,578,930	02/10/17	5,195
SG	NOK	32,238,977	USD	3,724,453	02/10/17	(184,463)
SG	NZD	6,801,293	USD	4,724,245	02/10/17	(264,687)
SG	NZD	7,976,379	USD	5,700,000	03/15/17	(144,941)
SG	SEK	21,482,901	USD	2,310,014	02/10/17	(146,802)
SG	USD	2,131,453	AUD	2,956,000	02/10/17	109,940

PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2017 (unaudited)

Forward foreign currency contracts—(concluded)

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation (depreciation)
SG	USD	1,600,000	CAD	2,116,678	02/10/17	$26,771
SG	USD	2,057,310	CHF	2,100,869	02/10/17	66,539
SG	USD	6,468,844	GBP	5,271,995	02/10/17	164,128
SG	USD	15,203,996	JPY	1,768,680,849	02/10/17	463,391
SG	USD	6,928,276	NZD	9,988,000	02/10/17	398,192
SG	USD	6,200,958	SEK	56,514,041	02/10/17	262,072
SG	USD	7,772,618	ZAR	108,500,000	03/15/17	220,697
SG	ZAR	108,500,000	USD	7,701,863	03/15/17	(291,451)
						$(512,432)

Variance swap agreements8

Counterparty	Notional amount (000)		Termination date	Pay/ receive variance	Reference entity	Volatility strike price	Upfront payments received (made)	Value	Unrealized appreciation (depreciation)
BB	USD	26	04/21/17	Receive	S&P 500 Index	15.00%	$—	$(52,596)	$(52,596)
BB	USD	19	04/21/17	Receive	S&P 500 Index	15.14	—	(30,862)	(30,862)
BNP	EUR	720	11/10/17	Receive	EUR versus JPY 3 Month Implied Volatility	11.85	—	7,362	7,362
BNP	EUR	694	11/28/17	Receive	EUR versus JPY 3 Month Implied Volatility	12.83	—	(16,173)	(16,173)
BNP	EUR	492	01/15/18	Receive	EUR versus JPY 3 Month Implied Volatility	13.05	—	(9,175)	(9,175)
BNP	KRW	15,000	04/13/17	Receive	Kospi 200 Index	15.20	—	(21,999)	(21,999)
BNP	USD	3	04/21/17	Receive	S&P 500 Index	15.00	—	(4,404)	(4,404)
BNP	USD	742	11/10/17	Pay	USD versus JPY 3 Month Implied Volatility	11.20	—	(59,529)	(59,529)
BNP	USD	696	11/28/17	Pay	USD versus JPY 3 Month Implied Volatility	12.15	—	(23,231)	(23,231)
BNP	USD	498	01/15/18	Pay	USD versus JPY 3 Month Implied Volatility	12.40	—	1,362	1,362
GS	EUR	139	12/15/17	Pay	DJ Euro Stoxx 50	25.60	—	535,373	535,373
GS	EUR	289	12/21/18	Receive	DJ Euro Stoxx 50	27.08	—	(924,700)	(924,700)
GS	EUR	187	09/22/17	Pay	EUR versus JPY 3 Month Implied Volatility	12.30	—	4,899	4,899
GS	EUR	399	11/03/17	Receive	EUR versus JPY 3 Month Implied Volatility	12.75	—	(11,612)	(11,612)
GS	USD	189	09/22/17	Pay	USD versus JPY 3 Month Implied Volatility	11.15	—	(14,279)	(14,279)
GS	USD	403	11/02/17	Pay	USD versus JPY 3 Month Implied Volatility	11.60	—	(25,189)	(25,189)
JPMCB	GBP	20	12/21/18	Pay	FTSE 100 Index	22.55	—	(60,549)	(60,549)
JPMCB	HKD	190	12/28/18	Receive	China Enterprises Index (Hang Seng)	31.55	—	(78,356)	(78,356)
SG	EUR	411	09/22/17	Receive	EUR versus JPY 3 Month Implied Volatility	12.15	—	(9,092)	(9,092)
SG	EUR	428	10/05/17	Receive	EUR versus JPY 3 Month Implied Volatility	12.65	—	(17,004)	(17,004)
SG	USD	415	09/22/17	Pay	USD versus JPY 3 Month Implied Volatility	10.95	—	(35,133)	(35,133)
SG	USD	436	09/22/17	Pay	USD versus JPY 3 Month Implied Volatility	11.45	—	(26,681)	(26,681)
							$—	$(871,568)	$(871,568)

PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2017 (unaudited)

Interest rate swap agreements

Counterparty	Notional amount (000)		Termination date	Payments made by the Portfolio[9]	Payments received by the Portfolio[9]	Upfront payments received (made)	Value	Unrealized appreciation (depreciation)
BNP	ILS	21,600	09/17/26	3 Month Israeli Shekel	2.509%	$—	$(152,590)	$(152,590)
BNP	ILS	9,450	09/17/26	3 Month Israeli Shekel	2.523	—	(65,304)	(65,304)
BNP	ILS	9,247	09/17/26	3 Month Israeli Shekel	2.528	—	(63,365)	(63,365)
CITI	ILS	22,478	09/14/26	3 Month Israeli Shekel	2.570	—	(142,288)	(142,288)
CITI	ILS	4,725	09/16/26	3 Month Israeli Shekel	2.555	—	(30,821)	(30,821)
CITI	ILS	4,200	12/08/26	3 Month Israeli Shekel	3.193	—	666	666
GS	KRW	9,310,000	09/16/27	1.420%	3 Month South Korean Won	—	370,024	370,024
GS	KRW	46,000,000	09/19/19	3 Month South Korean Won	1.290	—	(243,850)	(243,850)
GSB	KRW	850,000	10/26/27	1.505	3 Month South Korean Won	—	28,497	28,497
GSB	KRW	315,800	01/12/28	1.925	3 Month South Korean Won	—	604	604
GSB	KRW	1,806,156	12/15/27	1.945	3 Month South Korean Won	—	22	22
GSB	KRW	567,164	12/14/27	1.970	3 Month South Korean Won	—	(1,101)	(1,101)
GSB	KRW	3,822,000	12/13/27	2.018	3 Month South Korean Won	—	(21,524)	(21,524)
GSB	KRW	1,700,000	10/26/19	3 Month South Korean Won	1.358	—	(7,422)	(7,422)
GSB	KRW	17,860,000	12/13/19	3 Month South Korean Won	1.680	—	14,467	14,467
GSB	KRW	2,597,888	12/14/19	3 Month South Korean Won	1.625	—	(302)	(302)
GSB	KRW	9,020,431	12/15/19	3 Month South Korean Won	1.565	—	(10,162)	(10,162)
GSB	KRW	1,525,126	01/12/20	3 Month South Korean Won	1.590	—	(1,281)	(1,281)
JPMCB	KRW	3,604,679	12/14/27	1.960	3 Month South Korean Won	—	(4,204)	(4,204)
JPMCB	KRW	17,521,680	12/14/19	3 Month South Korean Won	1.620	—	(3,506)	(3,506)
							$(333,440)	$(333,440)

Centrally cleared interest rate swap agreements

Notional amount (000)		Termination date	Payments made by the Portfolio[9]	Payments received by the Portfolio[9]	Value	Unrealized appreciation (depreciation)
AUD	49,000	11/14/19	3 Month AUD Bank Bill Rate	2.050%	$(31,171)	$(31,171)
AUD	5,700	11/27/19	6 Month AUD Bank Bill Rate	2.195	7,508	7,508
AUD	12,095	09/13/27	2.333%	6 Month AUD Bank Bill Rate	579,866	579,866
AUD	10,600	11/14/27	2.863	6 Month AUD Bank Bill Rate	166,624	166,624
AUD	2,100	11/27/27	3.048	6 Month AUD Bank Bill Rate	8,206	8,206
AUD	5,931	05/08/19	6 Month AUD Bank Bill Rate	2.890	62,177	62,177
AUD	5,931	05/08/19	6 Month AUD Bank Bill Rate	2.908	63,712	63,712
AUD	3,954	05/08/19	6 Month AUD Bank Bill Rate	2.775	34,727	34,727
AUD	3,954	05/11/19	6 Month AUD Bank Bill Rate	2.833	37,972	37,972
AUD	1,977	05/11/19	6 Month AUD Bank Bill Rate	2.835	19,059	19,059
AUD	1,977	05/12/19	6 Month AUD Bank Bill Rate	2.823	18,659	18,659
AUD	3,276	05/15/19	6 Month AUD Bank Bill Rate	2.961	37,508	37,508
AUD	56,134	09/13/19	3 Month AUD Bank Bill Rate	1.695	(285,301)	(285,301)
AUD	16,600	12/04/19	6 Month AUD Bank Bill Rate	2.650	71,308	71,308
AUD	4,056	12/14/19	6 Month AUD Bank Bill Rate	2.652	16,989	16,989
AUD	2,704	12/18/19	6 Month AUD Bank Bill Rate	2.650	10,757	10,757
AUD	4,056	12/18/19	6 Month AUD Bank Bill Rate	2.650	16,691	16,691

PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2017 (unaudited)

Centrally cleared interest rate swap agreements—(concluded)

Notional amount (000)		Termination date	Payments made by the Portfolio[9]	Payments received by the Portfolio[9]	Value	Unrealized appreciation (depreciation)
AUD	1,352	12/18/19	6 Month AUD Bank Bill Rate	2.650%	$5,564	$5,564
EUR	2,200	12/17/23	0.580%	6 Month EURIBOR	9,213	9,213
EUR	3,160	12/10/23	0.616	6 Month EURIBOR	6,189	6,189
EUR	1,840	01/25/24	0.631	6 Month EURIBOR	5,523	5,523
USD	3,100	05/12/22	1.375	3 Month USD LIBOR	102,985	102,985
USD	47,900	05/11/22	1.383	3 Month USD LIBOR	1,572,389	1,572,389
USD	3,405	04/21/46	2.434	3 Month USD LIBOR	59,745	59,745
USD	3,405	04/28/46	2.524	3 Month USD LIBOR	42,039	42,039
USD	3,405	04/25/46	2.527	3 Month USD LIBOR	41,467	41,467
USD	2,554	04/28/46	2.538	3 Month USD LIBOR	29,365	29,365
USD	3,800	05/06/46	2.546	3 Month USD LIBOR	41,979	41,979
USD	3,405	04/28/46	2.565	3 Month USD LIBOR	33,982	33,982
USD	2,270	04/29/46	2.568	3 Month USD LIBOR	22,077	22,077
USD	109,100	05/11/19	3 Month USD LIBOR	1.076	(1,184,902)	(1,184,902)
USD	15,200	05/12/19	3 Month USD LIBOR	1.067	(167,738)	(167,738)
USD	1,100	04/21/46	3 Month USD LIBOR	2.434	(19,302)	(45,329)
USD	2,300	07/02/45	3.223	3 Month USD LIBOR	(63,454)	(63,454)
					$1,372,412	$1,346,385

Centrally cleared credit default swap agreements on credit indices—buy protection10

Referenced obligations	Notional amount (000)		Termination date	Payments made by the Portfolio[9]	Upfront payments received (made)	Value	Unrealized appreciation (depreciation)
CDX North America High Yield 27 Index	USD	2,330	12/20/21	5.000%	$151,552	$(160,618)	$(9,066)
iTraxx Europe Senior Financials Series 26 Index	EUR	10,435	12/20/21	1.000	(18,026)	(63,954)	(81,980)
iTraxx Europe Main Series 26 Index	EUR	2,225	12/20/21	1.000	31,563	(33,414)	(1,851)
iTraxx Europe Main Series 26 Index	EUR	3,200	12/20/21	1.000	39,213	(48,055)	(8,842)
iTraxx Europe Main Series 26 Index	EUR	1,830	12/20/21	1.000	28,332	(27,518)	814
					$232,634	$(333,559)	$(100,925)

Centrally cleared credit default swap agreements on credit indices—sell protection11

Referenced obligations	Notional amount (000)		Termination date	Payments received by the Portfolio[9]	Upfront payments received (made)	Value	Unrealized appreciation	Credit spread[12]
CDX Investment Grade Series 27 Index	USD	52,060	12/20/21	1.000%	$(538,100)	$863,051	$324,951	0.67%
CDX North America High Yield 27 Index	USD	9,749	12/20/21	5.000	(359,944)	660,598	300,654	3.52
CDX North America High Yield 27 Index	USD	15,300	12/20/21	5.000	(631,081)	1,055,274	424,193	3.52
iTraxx Europe Senior Financials Series 26 Index	EUR	10,170	12/20/21	1.000	(142,193)	152,407	10,214	0.73
					$(1,671,318)	$2,731,330	$1,060,012

PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2017 (unaudited)

Total return swap agreements8

Counterparty	Notional amount (000)		Termination date	Payments made by the Portfolio[9]	Payments received by the Portfolio[9]	Upfront payments received (made)	Value	Unrealized appreciation (depreciation)
BNP	USD	4,695	07/25/17	1 Month USD LIBOR plus 52 bps	RUGL	$—	$(6,876)	$(6,876)
BNP	USD	4,191	07/25/17	1 Month USD LIBOR plus 59 bps	RUGL	—	(6,153)	(6,153)
BNP	USD	3,551	07/25/17	SPDR S&P ETF	3 Month USD LIBOR	—	(99,081)	(99,081)
BNP	USD	3,674	12/12/17	BMF Ibovespa Volatility Index	3 Month USD LIBOR plus 25 bps	—	(576,392)	(576,392)
CITI	USD	6,442	08/30/17	IXRTR	1 Month USD LIBOR plus 10 bps	—	(19,543)	(19,543)
CITI	USD	3,081	10/18/17	IXRTR	1 Month USD LIBOR plus 10 bps	—	(20,334)	(20,334)
CITI	USD	3,772	11/16/17	IXRTR	1 Month USD LIBOR plus 10 bps	—	(23,397)	(23,397)
CITI	USD	3,159	11/29/17	1 Month USD LIBOR plus 52 bps	RUGL	—	(4,625)	(4,625)
SG	USD	1,727	06/09/17	3 Month USD LIBOR minus 37 bps	SGAVIVA1 Index	—	115,557	115,557
SG	USD	1,985	06/09/17	3 Month USD LIBOR minus 27 bps	SGAVIVA1 Index	—	132,796	132,796
							$(508,048)	$(508,048)

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of January 31, 2017 in valuing the Portfolio's investments. In the event a Portfolio holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments.

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Common stocks	$272,932,589	$—	$—	$272,932,589
Warrant	5,630	—	—	5,630
Investment companies	10,128,291	80,248,272	—	90,376,563
US government obligations	—	53,661,586	—	53,661,586
Corporate notes	—	15,467,235	—	15,467,235
Non-US government obligations	—	16,033,579	—	16,033,579
Time deposits	—	44,411,903	—	44,411,903
Short-term US government obligations	—	92,583,598	—	92,583,598
Repurchase agreement	—	114,821,000	—	114,821,000
Options purchased	3,894,151	32,208	—	3,926,359
Swaptions purchased	—	2,245,905	—	2,245,905
Foreign exchange options purchased	—	2,957,723	—	2,957,723
Futures contracts	3,042,042	—	—	3,042,042
Forward foreign currency contracts	—	13,820,912	—	13,820,912
Swap agreements	—	7,067,239	—	7,067,239
Total	$290,002,703	$443,351,160	$—	$733,353,863

PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2017 (unaudited)

Fair valuation summary—(concluded)

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Liabilities
Investments sold short	$(89,368,162)	$—	$—	$(89,368,162)
Options written	(106,476)	(58,441)	—	(164,917)
Foreign exchange options written	—	(327,981)	—	(327,981)
Futures contracts	(1,101,111)	—	—	(1,101,111)
Forward foreign currency contracts	—	(14,333,344)	—	(14,333,344)
Swap agreements	—	(5,010,112)	—	(5,010,112)
Total	$(90,575,749)	$(19,729,878)	$—	$(110,305,627)

At January 31, 2017, there were no transfers between Level 1 and Level 2.

Portfolio footnotes

*  Non-income producing security.

†  Amount represents less than 0.005%.

1  Security, or portion thereof, pledged as collateral for investments sold short, written options, futures and/or swap agreements.

2  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

3  Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

4  Variable or floating rate security. The interest rate shown is the current rate at the period end and changes periodically.

5  Perpetual investment. Date shown reflects the next call date.

6  Step bond—coupon rate increases in increments to maturity. The rate disclosed is the rate at the period end; the maturity date disclosed is the ultimate maturity date.

7  Rate shown is the discount rate at the date of purchase unless otherwise noted.

8  Illiquid investment at the period end.

9  Payments made or received are based on the notional amount.

10  If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced obligation or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced obligation.

11  If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced obligation. Credit spreads, represented in absolute terms, utilized in determining the market value as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default or other credit event occurring for the credit derivative. The credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as "Defaulted" indicates a credit event has occurred for the referenced entity. Credit spreads are unaudited.

12  Credit spreads, represented in absolute terms, utilized in determining the market value as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default or other credit event occurring for the credit derivative. The credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as "Defaulted" indicates a credit event has occurred for the referenced entity. Credit spreads are unaudited.

See accompanying notes to financial statements.

PACE Select Advisors Trust

Portfolio acronyms:

ABS  Asset-backed Security

ADR  American Depositary Receipt

AGM  Assured Guaranty Municipal

AMBAC  American Municipal Bond Assurance Corporation

AMT  Alternative Minimum Tax

ARM  Adjustable Rate Mortgage

BOBL  Bundesobligationen

CJSC  Closed Joint Stock Company

CLO  Collateralized Loan Obligation

COFI  Cost of Funds Index

CVR  Contingent Value Right

DAC  Designated Activity Company

ETF  Exchange Traded Fund

EURIBOR  Euro Interbank Offered Rate

FHA  Federal Housing Administration

FHLB  Federal Home Loan Bank

FHLMC  Federal Home Loan Mortgage Corporation

FNMA  Federal National Mortgage Association

GDR  Global Depositary Receipt

GMAC  General Motors Acceptance Corporation

GMTN  Global Medium Term Note

GNMA  Government National Mortgage Association

GSAMP  Goldman Sachs Asset Mortgage Passthrough

GTD  Guaranteed

IO  Interest Only

JSC  Joint Stock Company

LIBOR  London Interbank Offered Rate

MGIC  Mortgage Guaranty Insurance Corporation

MTN  Medium Term Note

NVDR  Non-Voting Depository Receipt

OAT  Obligation Assimilables du Trésor (French Government Bonds)

OJSC  Open Joint Stock Company

PJSC  Private Joint Stock Company

PO  Principal Only

PSF  Permanent School Fund

RASC  Retirement Administration Service Center

REIT  Real Estate Investment Trust

REMIC  Real Estate Mortgage Investment Conduit

SBA  Small Business Administration

SPDR  Standard and Poor's Depository Receipts

STRIP  Separate Trading of Registered Interest and Principal of Securities

TBA  (To Be Announced) Security is purchased on a forward commitment basis with an approximate principal amount (generally +/- 1.0%) and no definite maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

TIAA  Teachers Insurance and Annuity Association

TIPS  Treasury inflation protected securities ("TIPS") are debt securities issued by the US Treasury whose principal and/or interest payments are adjusted for inflation, unlike debt securities that make fixed principal and interest payments. The interest rate paid by the TIPS is fixed, while the principal value rises or falls based on changes in a published Consumer Price Index ("CPI"). Thus, if inflation occurs, the principal and interest payments on TIPS are adjusted accordingly to protect investors from inflationary loss. During a deflationary period, the principal and interest payments decrease, although the TIPS principal amounts will not drop below their face amounts at maturity. In exchange for the inflation protection, the TIPS generally pay lower interest rates than typical US Treasury securities. Only if inflation occurs will TIPS offer a higher real yield than a conventional Treasury bond of the same maturity.

Currency type abbreviations:

AUD  Australian Dollar

BRL  Brazilian Real

CAD  Canadian Dollar

CHF  Swiss Franc

CLP  Chilean Peso

CNH  Chinese Yuan Renminbi

CNY  Chinese Yuan Renminbi

COP  Colombian Peso

CZK  Czech Koruna

DKK  Danish Krone

EUR  Euro

GBP  Great Britain Pound

HKD  Hong Kong Dollar

HUF  Hungarian Forint

IDR  Indonesian Rupiah

ILS  Israeli Shekel

INR  Indian Rupee

JPY  Japanese Yen

KRW  South Korean Won

MXN  Mexican Peso

MYR  Malaysian Ringgit

NOK  Norwegian Krone

NZD  New Zealand Dollar

PHP  Philippine Peso

PLN  Polish Zloty

RUB  Russian Ruble

SEK  Swedish Krona

SGD  Singapore Dollar

THB  Thai Baht

TRY  Turkish Lira

TWD  Taiwan Dollar

USD  United States Dollar

ZAR  South African Rand

See accompanying notes to financial statements.

PACE Select Advisors Trust

Counterparty acronyms:

ANZ  Australia and New Zealand Banking Group

BB  Barclays Bank PLC

BNP  BNP Paribas

BOA  Bank of America

CBA  Commonwealth Bank of Australia

CITI  Citibank NA

CSI  Credit Suisse International

DB  Deutsche Bank AG

GS  Goldman Sachs

GSB  Goldman Sachs Bank USA

GSI  Goldman Sachs International

HSBC  HSBC Bank PLC

JPMCB  JPMorgan Chase Bank

MSCI  Morgan Stanley & Co. International PLC

RBC  Royal Bank of Canada

RBS  Royal Bank of Scotland PLC

SG  Societe Generale

SSC  State Street Bank and Trust Co.

TD  Toronto-Dominion Bank

WBC  Westpac Banking Corp.

See accompanying notes to financial statements.

PACE Select Advisors Trust

Understanding your Portfolio's expenses (unaudited)

As a shareholder of a Portfolio, you incur two types of costs: (1) transactional costs (as applicable), including sales charges (loads), or ongoing program fees; and (2) ongoing Portfolio costs, including management fees; service and/or distribution (12b-1) fees (if applicable); and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in each Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples below are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, August 1, 2016 to January 31, 2017.

Actual expenses (unaudited)

The first line for each class of shares in the table below for each Portfolio provides information about its actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for each class of shares for each respective Portfolio under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during the period.

Hypothetical example for comparison purposes (unaudited)

The second line for each class of shares in the table below for each Portfolio provides information about hypothetical account values and hypothetical expenses based on that Portfolio's actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not that Portfolio's actual return for each class of shares. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing Portfolio costs only and do not reflect any transactional costs (as applicable), such as sales charges (loads), or program fees. Therefore, the second line in the table for each class of shares for each Portfolio is useful in comparing ongoing Portfolio costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs or program fees were included, your costs would have been higher.

PACE Select Advisors Trust

		Beginning account value August 1, 2016	Ending account value January 31, 2017	Expenses paid during period[1] 08/01/16 to 01/31/17	Expense ratio during the period
PACE Government Money Market Investments
Class P	Actual	$1,000.00	$1,000.10	$2.27	0.45%
	Hypothetical (5% annual return before expenses)	1,000.00	1,022.94	2.29	0.45
PACE Mortgage-Backed Securities Fixed Income Investments
Class A	Actual	1,000.00	983.60	4.85	0.97
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.32	4.94	0.97
Class C	Actual	1,000.00	981.10	7.34	1.47
	Hypothetical (5% annual return before expenses)	1,000.00	1,017.79	7.48	1.47
Class Y	Actual	1,000.00	984.80	3.60	0.72
	Hypothetical (5% annual return before expenses)	1,000.00	1,021.58	3.67	0.72
Class P	Actual	1,000.00	984.80	3.60	0.72
	Hypothetical (5% annual return before expenses)	1,000.00	1,021.58	3.67	0.72
PACE Intermediate Fixed Income Investments
Class A	Actual	1,000.00	985.80	4.65	0.93
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.52	4.74	0.93
Class C	Actual	1,000.00	983.30	7.15	1.43
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.00	7.27	1.43
Class Y	Actual	1,000.00	987.00	3.41	0.68
	Hypothetical (5% annual return before expenses)	1,000.00	1,021.78	3.47	0.68
Class P	Actual	1,000.00	987.80	3.41	0.68
	Hypothetical (5% annual return before expenses)	1,000.00	1,021.78	3.47	0.68
PACE Strategic Fixed Income Investments
Class A	Actual	1,000.00	981.40	5.34	1.07
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.81	5.45	1.07
Class C	Actual	1,000.00	978.30	7.83	1.57
	Hypothetical (5% annual return before expenses)	1,000.00	1,017.29	7.98	1.57
Class Y	Actual	1,000.00	982.70	4.10	0.82
	Hypothetical (5% annual return before expenses)	1,000.00	1,021.07	4.18	0.82
Class P	Actual	1,000.00	982.70	4.10	0.82
	Hypothetical (5% annual return before expenses)	1,000.00	1,021.07	4.18	0.82
PACE Municipal Fixed Income Investments
Class A	Actual	1,000.00	964.30	4.21	0.85
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.92	4.33	0.85
Class C	Actual	1,000.00	961.90	6.68	1.35
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.40	6.87	1.35
Class Y	Actual	1,000.00	964.60	3.17	0.64
	Hypothetical (5% annual return before expenses)	1,000.00	1,021.98	3.26	0.64
Class P	Actual	1,000.00	964.80	2.97	0.60
	Hypothetical (5% annual return before expenses)	1,000.00	1,022.18	3.06	0.60

PACE Select Advisors Trust

		Beginning account value August 1, 2016	Ending account value January 31, 2017	Expenses paid during period[1] 08/01/16 to 01/31/17	Expense ratio during the period
PACE Global Fixed Income Investments
Class A	Actual	$1,000.00	$910.10	$5.10	1.06%
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.86	5.40	1.06
Class C	Actual	1,000.00	908.80	7.41	1.54
	Hypothetical (5% annual return before expenses)	1,000.00	1,017.44	7.83	1.54
Class Y	Actual	1,000.00	911.40	4.34	0.90
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.67	4.58	0.90
Class P	Actual	1,000.00	911.00	4.19	0.87
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.82	4.43	0.87
PACE High Yield Investments
Class A	Actual	1,000.00	1,065.20	5.52	1.06
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.86	5.40	1.06
Class C	Actual	1,000.00	1,062.60	8.11	1.56
	Hypothetical (5% annual return before expenses)	1,000.00	1,017.34	7.93	1.56
Class Y	Actual	1,000.00	1,067.00	4.58	0.88
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.77	4.48	0.88
Class P	Actual	1,000.00	1,067.00	4.74	0.91
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.62	4.63	0.91
PACE Large Co Value Equity Investments
Class A	Actual	1,000.00	1,104.60	7.69	1.45
	Hypothetical (5% annual return before expenses)	1,000.00	1,017.90	7.38	1.45
Class C	Actual	1,000.00	1,100.00	11.80	2.23
	Hypothetical (5% annual return before expenses)	1,000.00	1,013.96	11.32	2.23
Class Y	Actual	1,000.00	1,106.00	6.37	1.20
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.16	6.11	1.20
Class P	Actual	1,000.00	1,105.80	6.48	1.22
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.05	6.21	1.22
PACE Large Co Growth Equity Investments
Class A	Actual	1,000.00	1,001.20	5.95	1.18
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.26	6.01	1.18
Class C	Actual	1,000.00	996.60	10.07	2.00
	Hypothetical (5% annual return before expenses)	1,000.00	1,015.12	10.16	2.00
Class Y	Actual	1,000.00	1,001.90	4.64	0.92
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.57	4.69	0.92
Class P	Actual	1,000.00	1,001.80	4.69	0.93
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.52	4.74	0.93
PACE Small/Medium Co Value Equity Investments
Class A	Actual	1,000.00	1,143.70	6.38	1.18
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.26	6.01	1.18
Class C	Actual	1,000.00	1,139.00	10.51	1.95
	Hypothetical (5% annual return before expenses)	1,000.00	1,015.37	9.91	1.95
Class Y	Actual	1,000.00	1,143.90	5.94	1.10
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.66	5.60	1.10
Class P	Actual	1,000.00	1,144.40	5.62	1.04
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.96	5.30	1.04

PACE Select Advisors Trust

		Beginning account value August 1, 2016	Ending account value January 31, 2017	Expenses paid during period[1] 08/01/16 to 01/31/17	Expense ratio during the period
PACE Small/Medium Co Growth Equity Investments
Class A	Actual	$1,000.00	$1,049.50	$6.20	1.20%
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.16	6.11	1.20
Class C	Actual	1,000.00	1,045.30	10.21	1.98
	Hypothetical (5% annual return before expenses)	1,000.00	1,015.22	10.06	1.98
Class Y	Actual	1,000.00	1,049.90	5.84	1.13
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.51	5.75	1.13
Class P	Actual	1,000.00	1,050.00	5.58	1.08
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.76	5.50	1.08
PACE International Equity Investments
Class A	Actual	1,000.00	1,027.60	8.64	1.69
	Hypothetical (5% annual return before expenses)	1,000.00	1,016.69	8.59	1.69
Class C	Actual	1,000.00	1,023.70	12.75	2.50
	Hypothetical (5% annual return before expenses)	1,000.00	1,012.60	12.68	2.50
Class Y	Actual	1,000.00	1,029.30	7.21	1.41
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.10	7.17	1.41
Class P	Actual	1,000.00	1,029.30	7.21	1.41
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.10	7.17	1.41
PACE International Emerging Markets Equity Investments
Class A	Actual	1,000.00	1,014.70	8.89	1.75
	Hypothetical (5% annual return before expenses)	1,000.00	1,016.38	8.89	1.75
Class C	Actual	1,000.00	1,010.50	12.67	2.50
	Hypothetical (5% annual return before expenses)	1,000.00	1,012.60	12.68	2.50
Class Y	Actual	1,000.00	1,015.80	7.62	1.50
	Hypothetical (5% annual return before expenses)	1,000.00	1,017.64	7.63	1.50
Class P	Actual	1,000.00	1,015.50	7.62	1.50
	Hypothetical (5% annual return before expenses)	1,000.00	1,017.64	7.63	1.50
PACE Global Real Estate Securities Investments
Class A	Actual	1,000.00	946.50	7.11	1.45
	Hypothetical (5% annual return before expenses)	1,000.00	1,017.90	7.38	1.45
Class C	Actual	1,000.00	941.90	10.77	2.20
	Hypothetical (5% annual return before expenses)	1,000.00	1,014.11	11.17	2.20
Class Y	Actual	1,000.00	948.40	5.94	1.20
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.11	6.16	1.20
Class P	Actual	1,000.00	947.90	5.89	1.20
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.16	6.11	1.20

PACE Select Advisors Trust

		Beginning account value August 1, 2016	Ending account value January 31, 2017	Expenses paid during period[1] 08/01/16 to 01/31/17	Expense ratio during the period
PACE Alternative Strategies Investments
Class A	Actual	$1,000.00	$1,005.70	$10.52	2.08%
	Hypothetical (5% annual return before expenses)	1,000.00	1,014.72	10.56	2.08
Class C	Actual	1,000.00	1,002.00	14.33	2.84
	Hypothetical (5% annual return before expenses)	1,000.00	1,010.89	14.39	2.84
Class Y	Actual	1,000.00	1,006.70	9.61	1.90
	Hypothetical (5% annual return before expenses)	1,000.00	1,015.63	9.65	1.90
Class P	Actual	1,000.00	1,006.70	9.41	1.86
	Hypothetical (5% annual return before expenses)	1,000.00	1,015.83	9.45	1.86

1  Expenses are equal to the Portfolios' annualized net expense ratios, multiplied by the average account value over the period, multiplied by 184 divided by 365 (to reflect the one-half year period).

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PACE Select Advisors Trust

Statement of assets and liabilities
January 31, 2017 (unaudited)

	PACE Government Money Market Investments	PACE Mortgage-Backed Securities Fixed Income Investments	PACE Intermediate Fixed Income Investments	PACE Strategic Fixed Income Investments
Assets:
Investments, at value (cost—$125,631,751; $897,915,923; $404,631,247; $1,006,047,631; $370,211,243; $462,385,997 and $445,883,430, respectively)[1]	$125,631,751	$898,581,022	$401,135,920	$1,003,445,920
Repurchase agreements, at value (cost—$32,987,000; $4,345,000; $16,562,000; $8,673,000; $1,499,000; $37,846,000 and $5,789,000, respectively)	32,987,000	4,345,000	16,562,000	8,673,000
Total investments in securities, at value (cost—$158,618,751; $902,260,923; $421,193,247; $1,014,720,631; $371,710,243; $500,231,997 and $451,672,430, respectively)	$158,618,751	$902,926,022	$417,697,920	$1,012,118,920
Cash	959	73,118	144,222	385,868
Cash collateral on futures	—	—	325,684	4,443,883
Cash collateral on swap agreements	—	1,450,000	333,120	6,151,000
Foreign currency, at value (cost—$0; $0; $158,083; $1,066,344; $0; $1,823,863 and $3,982,372, respectively)	—	—	158,870	1,078,386
Receivable for investments sold	—	—	2,153,138	108,343,379
Receivable for investments sold short	—	70,346,289	—	—
Receivable for shares of beneficial interest sold	228,488	657,455	675,564	936,800
Receivable for interest	50,649	1,833,263	1,823,950	6,681,796
Receivable from affiliate	35,567	—	—	—
Receivable for when issued TBA securities	—	445,539,197	—	10,933,921
Swap agreements, at value	—	—	35,173	21,101
Due from broker	—	—	163,442	1,458,430
Unrealized appreciation on forward foreign currency contracts	—	—	44,554	3,071,662
Receivable for variation margin on futures contracts	—	—	211,103	862,936
Receivable for foreign tax reclaims	—	—	168	849
Other assets	12,556	39,240	37,105	49,052
Total assets	158,946,970	1,422,864,584	423,804,013	1,156,537,983
Liabilities:
Payable for shares of beneficial interest repurchased	398,088	1,007,302	862,438	1,513,954
Payable to custodian	3,243	35,387	32,813	80,927
Dividends payable to shareholders	2,912	—	—	—
Payable for when issued TBA securities	—	861,634,427	513,652	201,994,279
Investments sold short, at value (proceeds—$0; $70,346,289; $0; $13,868,203; $0; $0 and $0, respectively)	—	70,393,812	—	13,868,190
Payable for dollar roll transactions	—	5,427,924	—	73,147,629
Payable for investments purchased	—	4,390,178	6,649,117	18,712,199
Due to broker	—	3,059,655	193,924	1,396,664
Payable to affiliate	—	186,561	141,600	361,496
Options and swaptions written, at value (premiums received $0; $177,039; $448,047; $843,836; $0; $0 and $0, respectively)	—	96,817	246,675	412,897
Swap agreements, at value[2]	—	4,702	49,894	625,514
Payable for variation margin on centrally cleared swap agreements	—	20,280	14,048	798,954
Payable for cash collateral from securities loaned	—	—	1,469,338	3,077,993
Unrealized depreciation on forward foreign currency contracts	—	—	43,845	4,930,060
Payable for variation margin on futures contracts	—	—	—	68,845
Deferred payable for dollar roll transactions	—	—	—	3,465
Payable for foreign withholding taxes and foreign capital gains taxes	—	—	—	1,598
Accrued expenses and other liabilities	475,154	635,763	580,815	748,537
Total liabilities	879,397	946,892,808	10,798,159	321,743,201

1  Includes $0; $0; $1,436,803; $3,009,366; $0; $552,652 and $31,612,088, respectively, of investments in securities on loan, at value plus accrued interest and dividends, if any.

2  Net upfront payments received by PACE Mortgage-Backed Securities Fixed Income Investments and PACE Strategic Fixed Income Investments were $8,978 and $1,642,868, respectively. Net upfront payment made by PACE Intermediate Fixed Income Investments was $19,002.

PACE Select Advisors Trust

	PACE Municipal Fixed Income Investments	PACE Global Fixed Income Investments	PACE High Yield Investments
Assets:
Investments, at value (cost—$125,631,751; $897,915,923; $404,631,247; $1,006,047,631; $370,211,243; $462,385,997 and $445,883,430, respectively)[1]	$375,343,412	$455,496,182	$452,902,735
Repurchase agreements, at value (cost—$32,987,000; $4,345,000; $16,562,000; $8,673,000; $1,499,000; $37,846,000 and $5,789,000, respectively)	1,499,000	37,846,000	5,789,000
Total investments in securities, at value (cost—$158,618,751; $902,260,923; $421,193,247; $1,014,720,631; $371,710,243; $500,231,997 and $451,672,430, respectively)	$376,842,412	$493,342,182	$458,691,735
Cash	324	606,473	958,532
Cash collateral on futures	—	744,511	—
Cash collateral on swap agreements	—	—	—
Foreign currency, at value (cost—$0; $0; $158,083; $1,066,344; $0; $1,823,863 and $3,982,372, respectively)	—	1,841,428	4,044,725
Receivable for investments sold	324,353	3,939,032	5,177,374
Receivable for investments sold short	—	—	—
Receivable for shares of beneficial interest sold	939,409	704,640	521,477
Receivable for interest	4,529,387	3,323,236	7,337,305
Receivable from affiliate	—	—	—
Receivable for when issued TBA securities	—	—	—
Swap agreements, at value	—	—	—
Due from broker	—	37,386	—
Unrealized appreciation on forward foreign currency contracts	—	6,609,728	11,011
Receivable for variation margin on futures contracts	—	—	—
Receivable for foreign tax reclaims	—	—	1,905
Other assets	36,551	39,239	22,081
Total assets	382,672,436	511,187,855	476,766,145
Liabilities:
Payable for shares of beneficial interest repurchased	310,283	726,920	796,629
Payable to custodian	22,101	77,170	30,834
Dividends payable to shareholders	—	—	—
Payable for when issued TBA securities	—	—	—
Investments sold short, at value (proceeds—$0; $70,346,289; $0; $13,868,203; $0; $0 and $0, respectively)	—	—	—
Payable for dollar roll transactions	—	—	—
Payable for investments purchased	1,760,068	5,534,991	7,632,558
Due to broker	—	—	—
Payable to affiliate	166,741	253,699	232,432
Options and swaptions written, at value (premiums received $0; $177,039; $448,047; $843,836; $0; $0 and $0, respectively)	—	—	—
Swap agreements, at value[2]	—	—	—
Payable for variation margin on centrally cleared swap agreements	—	—	—
Payable for cash collateral from securities loaned	—	566,988	32,315,655
Unrealized depreciation on forward foreign currency contracts	—	6,067,558	3,261,613
Payable for variation margin on futures contracts	—	30,874	—
Deferred payable for dollar roll transactions	—	—	—
Payable for foreign withholding taxes and foreign capital gains taxes	—	9,613	383
Accrued expenses and other liabilities	170,564	685,773	562,511
Total liabilities	2,429,757	13,953,586	44,832,615

See accompanying notes to financial statements.

PACE Select Advisors Trust

Statement of assets and liabilities (continued)
January 31, 2017 (unaudited)

	PACE Government Money Market Investments	PACE Mortgage-Backed Securities Fixed Income Investments	PACE Intermediate Fixed Income Investments	PACE Strategic Fixed Income Investments
Net assets:
Beneficial interest shares of $0.001 par value (unlimited amount authorized)	$158,067,985	$491,402,229	$415,285,002	$859,516,578
Accumulated undistributed (distributions in excess of) net investment income	—	(2,926,036)	1,683,776	8,037,305
Accumulated net realized gain (loss)	(412)	(13,291,845)	(924,679)	(30,132,262)
Net unrealized appreciation (depreciation)	—	787,428	(3,038,245)	(2,626,839)
Net assets	$158,067,573	$475,971,776	$413,005,854	$834,794,782
Class A
Net assets	$—	$38,248,413	$17,629,081	$13,422,854
Shares outstanding	—	2,995,134	1,449,125	994,267
Net asset value per share	$—	$12.77	$12.17	$13.50
Maximum offering price per share	$—	$13.27	$12.64	$14.14
Class C
Net assets	$—	$11,459,850	$1,550,969	$9,283,174
Shares outstanding	—	896,224	127,295	687,445
Net asset value and offering price per share	$—	$12.79	$12.18	$13.50
Class Y
Net assets	$—	$45,936,566	$372,554	$2,099,168
Shares outstanding	—	3,596,617	30,628	155,770
Net asset value, offering price and redemption value per share[3]	$—	$12.77	$12.16	$13.48
Class P
Net assets	$158,067,573	$380,326,947	$393,453,250	$809,989,586
Shares outstanding	158,066,783	29,767,748	32,339,224	60,031,632
Net asset value, offering price and redemption value per share[3]	$1.00	$12.78	$12.17	$13.49

3  Assumes shares were held a sufficient period or are otherwise not subject to a redemption fee.

PACE Select Advisors Trust

	PACE Municipal Fixed Income Investments	PACE Global Fixed Income Investments	PACE High Yield Investments
Net assets:
Beneficial interest shares of $0.001 par value (unlimited amount authorized)	$374,490,410	$567,620,297	$435,515,717
Accumulated undistributed (distributions in excess of) net investment income	1,149	(18,758,159)	(1,282,014)
Accumulated net realized gain (loss)	618,951	(45,242,037)	(6,740,216)
Net unrealized appreciation (depreciation)	5,132,169	(6,385,832)	4,440,043
Net assets	$380,242,679	$497,234,269	$431,933,530
Class A
Net assets	$47,594,192	$38,760,500	$4,264,029
Shares outstanding	3,716,826	4,019,521	429,283
Net asset value per share	$12.81	$9.64	$9.93
Maximum offering price per share	$13.10	$10.09	$10.32
Class C
Net assets	$9,333,596	$2,570,366	$2,963,749
Shares outstanding	728,737	266,347	298,662
Net asset value and offering price per share	$12.81	$9.65	$9.92
Class Y
Net assets	$65,445	$2,624,981	$646,375
Shares outstanding	5,110	273,102	64,833
Net asset value, offering price and redemption value per share[3]	$12.81	$9.61	$9.97
Class P
Net assets	$323,249,446	$453,278,422	$424,059,377
Shares outstanding	25,234,678	47,013,812	42,591,914
Net asset value, offering price and redemption value per share[3]	$12.81	$9.64	$9.96

See accompanying notes to financial statements.

PACE Select Advisors Trust

Statement of assets and liabilities (continued)
January 31, 2017 (unaudited)

	PACE Large Co Value Equity Investments	PACE Large Co Growth Equity Investments	PACE Small/Medium Co Value Equity Investments	PACE Small/Medium Co Growth Equity Investments
Assets:
Investments, at value (cost—$1,340,392,864; $945,142,803; $473,401,202; $423,236,956; $1,090,987,329; $390,424,676; $143,966,026 and $576,955,029, respectively)[1]	$1,515,998,042	$1,189,503,384	$542,952,921	$469,617,100
Repurchase agreements, at value (cost—$17,658,000; $25,801,000; $23,773,000; $8,777,000; $2,388,000; $7,318,000; $1,989,000 and $114,821,000, respectively)	17,658,000	25,801,000	23,773,000	8,777,000
Total investments in securities, at value (cost—$1,358,050,864; $970,943,803; $497,174,202; $432,013,956; $1,093,375,329; $397,742,676; $145,955,026 and $691,776,029, respectively)	$1,533,656,042	$1,215,304,384	$566,725,921	$478,394,100
Cash	6,604	8,982	18,145	155,815
Cash collateral on futures	—	—	—	—
Cash collateral on forward foreign currency contracts	—	—	—	—
Cash collateral on options	—	—	—	—
Cash collateral on swap agreements	—	—	—	—
Cash collateral on investments sold short	7,027,918	—	—	—
Foreign currency, at value (cost—$111; $0; $0; $0; $883,865; $607,775; $55,273 and $975,408, respectively)	112	—	—	—
Receivable for investments sold	15,449,334	5,171,384	3,617,045	5,647,078
Receivable for investments sold short	4,113,645	—	—	—
Receivable for shares of beneficial interest sold	863,087	1,209,455	456,827	568,786
Receivable for dividends and interest	1,135,659	140,992	217,231	28,597
Swap agreements, at value	—	—	—	—
Receivable for variation margin on futures contracts	—	—	—	—
Due from broker	—	—	—	—
Unrealized appreciation on forward foreign currency contracts	—	—	—	—
Receivable for foreign tax reclaims	—	65,495	—	—
Other assets	62,258	58,088	39,625	37,481
Total assets	1,562,314,659	1,221,958,780	571,074,794	484,831,857
Liabilities:
Investments sold short, at value (proceeds—$150,888,416; $0; $0; $0; $123,576,183; $0; $0 and $84,979,982, respectively)	175,461,615	—	—	—
Payable for investments purchased	14,798,193	5,928,917	4,530,638	4,563,848
Payable for cash collateral from securities loaned	10,895,751	—	10,136,049	9,384,301
Payable for shares of beneficial interest repurchased	1,883,671	1,623,893	832,872	511,612
Payable to affiliate	884,936	808,636	325,880	306,125
Payable to custodian	90,938	79,940	37,047	30,823
Payable for dividend and interest expense on investments sold short	62,191	—	—	—
Payable for foreign withholding taxes and foreign capital gains taxes	—	—	4,118	—
Deferred foreign capital gain taxes payable	—	—	—	—
Unrealized depreciation on forward foreign currency contracts	—	—	—	—
Swap agreements, at value[2]	—	—	—	—
Due to broker	—	—	—	—
Payable for bank loan	—	—	—	—
Options and swaptions written, at value (premiums received $0; $0; $0; $0; $0; $0; $0 and $488,003, respectively)	—	—	—	—
Payable for variation margin on centrally cleared swap agreements	—	—	—	—
Accrued expenses and other liabilities	956,331	771,685	701,996	745,489
Total liabilities	205,033,626	9,213,071	16,568,600	15,542,198

1  Includes $29,220,402; $48,056,213; $69,203,487; $130,402,596; $28,019,135; $11,867,820; $14,388,589 and $0, respectively, of investments in securities on loan, at value plus accrued interest and dividends, if any.

2  Net upfront payment received by PACE Alternative Strategies Investments was $0.

PACE Select Advisors Trust

	PACE International Equity Investments	PACE International Emerging Markets Equity Investments	PACE Global Real Estate Securities Investments	PACE Alternative Strategies Investments
Assets:
Investments, at value (cost—$1,340,392,864; $945,142,803; $473,401,202; $423,236,956; $1,090,987,329; $390,424,676; $143,966,026 and $576,955,029, respectively)[1]	$1,107,581,601	$402,169,861	$141,093,621	$594,602,670
Repurchase agreements, at value (cost—$17,658,000; $25,801,000; $23,773,000; $8,777,000; $2,388,000; $7,318,000; $1,989,000 and $114,821,000, respectively)	2,388,000	7,318,000	1,989,000	114,821,000
Total investments in securities, at value (cost—$1,358,050,864; $970,943,803; $497,174,202; $432,013,956; $1,093,375,329; $397,742,676; $145,955,026 and $691,776,029, respectively)	$1,109,969,601	$409,487,861	$143,082,621	$709,423,670
Cash	—	9,081	4,786	—
Cash collateral on futures	—	—	—	10,571,277
Cash collateral on forward foreign currency contracts	—	—	—	875,864
Cash collateral on options	—	—	—	385,882
Cash collateral on swap agreements	—	—	—	2,106,128
Cash collateral on investments sold short	8,545,301	—	—	36,842,799
Foreign currency, at value (cost—$111; $0; $0; $0; $883,865; $607,775; $55,273 and $975,408, respectively)	885,383	608,197	56,559	1,013,228
Receivable for investments sold	1,693,199	7,939,750	2,000,822	8,134,450
Receivable for investments sold short	635,550	—	—	—
Receivable for shares of beneficial interest sold	697,721	537,261	138,686	614,670
Receivable for dividends and interest	1,051,877	1,334,490	448,638	680,955
Swap agreements, at value	—	—	—	1,211,629
Receivable for variation margin on futures contracts	—	—	—	1,940,930
Due from broker	—	—	—	19,575
Unrealized appreciation on forward foreign currency contracts	—	—	—	13,820,912
Receivable for foreign tax reclaims	1,803,016	8,643	21,314	66,001
Other assets	50,930	36,718	33,936	33,951
Total assets	1,125,332,578	419,962,001	145,787,362	787,741,921
Liabilities:
Investments sold short, at value (proceeds—$150,888,416; $0; $0; $0; $123,576,183; $0; $0 and $84,979,982, respectively)	130,560,289	—	—	89,368,162
Payable for investments purchased	1,622,512	2,924,819	1,751,043	7,015,866
Payable for cash collateral from securities loaned	20,541,936	3,764,160	4,325,281	—
Payable for shares of beneficial interest repurchased	1,400,722	619,424	230,982	1,609,028
Payable to affiliate	712,956	338,795	47,607	746,518
Payable to custodian	284,638	124,251	21,084	735,540
Payable for dividend and interest expense on investments sold short	195,124	—	—	62,557
Payable for foreign withholding taxes and foreign capital gains taxes	125,915	653,089	50,194	21,051
Deferred foreign capital gain taxes payable	—	717,931	—	—
Unrealized depreciation on forward foreign currency contracts	—	—	—	14,333,344
Swap agreements, at value[2]	—	—	—	2,924,685
Due to broker	—	—	—	2,381,407
Payable for bank loan	—	—	—	571,169
Options and swaptions written, at value (premiums received $0; $0; $0; $0; $0; $0; $0 and $488,003, respectively)	—	—	—	492,898
Payable for variation margin on centrally cleared swap agreements	—	—	—	25,589
Accrued expenses and other liabilities	902,936	766,529	549,682	268,449
Total liabilities	156,347,028	9,908,998	6,975,873	120,556,263
See accompanying notes to financial statements.

PACE Select Advisors Trust

Statement of assets and liabilities (concluded)
January 31, 2017 (unaudited)

	PACE Large Co Value Equity Investments	PACE Large Co Growth Equity Investments	PACE Small/Medium Co Value Equity Investments	PACE Small/Medium Co Growth Equity Investments
Net assets:
Beneficial interest shares of $0.001 par value (unlimited amount authorized)	$1,162,395,988	$954,760,871	$462,040,708	$436,932,137
Accumulated undistributed (distributions in excess of) net investment income	1,242,842	945,418	(788,547)	(2,460,579)
Accumulated net realized gain (loss)	42,610,222	12,678,839	23,702,272	(11,562,043)
Net unrealized appreciation (depreciation)	151,031,981	244,360,581	69,551,761	46,380,144
Net assets	$1,357,281,033	$1,212,745,709	$554,506,194	$469,289,659
Class A
Net assets	$118,716,049	$41,390,421	$18,471,426	$21,715,270
Shares outstanding	5,247,909	1,912,957	890,447	1,442,986
Net asset value per share	$22.62	$21.64	$20.74	$15.05
Maximum offering price per share	$23.94	$22.90	$21.95	$15.93
Class C
Net assets	$12,285,427	$2,912,502	$4,345,620	$2,760,996
Shares outstanding	540,775	162,311	248,133	234,317
Net asset value and offering price per share	$22.72	$17.94	$17.51	$11.78
Class Y
Net assets	$18,249,994	$12,856,377	$351,695	$126,141
Shares outstanding	805,515	573,416	16,334	7,784
Net asset value, offering price and redemption value per share[3]	$22.66	$22.42	$21.53	$16.21
Class P
Net assets	$1,208,029,563	$1,155,586,409	$531,337,453	$444,687,252
Shares outstanding	53,571,550	51,902,433	24,951,850	27,850,992
Net asset value, offering price and redemption value per share[3]	$22.55	$22.26	$21.29	$15.97

3  Assumes shares were held a sufficient period or are otherwise not subject to a redemption fee.

PACE Select Advisors Trust

	PACE International Equity Investments	PACE International Emerging Markets Equity Investments	PACE Global Real Estate Securities Investments	PACE Alternative Strategies Investments
Net assets:
Beneficial interest shares of $0.001 par value (unlimited amount authorized)	$1,117,081,378	$475,490,143	$146,466,679	$713,639,742
Accumulated undistributed (distributions in excess of) net investment income	(3,110,356)	765,898	(2,646,333)	(8,320,808)
Accumulated net realized gain (loss)	(154,540,619)	(77,517,950)	(2,138,500)	(53,515,778)
Net unrealized appreciation (depreciation)	9,555,147	11,314,912	(2,870,357)	15,382,502
Net assets	$968,985,550	$410,053,003	$138,811,489	$667,185,658
Class A
Net assets	$29,000,173	$3,716,325	$444,065	$9,394,177
Shares outstanding	2,029,289	323,670	60,921	890,084
Net asset value per share	$14.29	$11.48	$7.29	$10.55
Maximum offering price per share	$15.12	$12.15	$7.71	$11.16
Class C
Net assets	$1,863,056	$1,230,065	$239,674	$10,668,038
Shares outstanding	132,604	115,786	34,270	1,072,384
Net asset value and offering price per share	$14.05	$10.62	$6.99	$9.95
Class Y
Net assets	$13,775,396	$6,927,595	$22,880	$772,261
Shares outstanding	968,524	599,061	3,243	73,611
Net asset value, offering price and redemption value per share[3]	$14.22	$11.56	$7.05	$10.49
Class P
Net assets	$924,346,925	$398,179,018	$138,104,870	$646,351,182
Shares outstanding	65,139,185	34,609,292	19,649,970	61,857,086
Net asset value, offering price and redemption value per share[3]	$14.19	$11.50	$7.03	$10.45

See accompanying notes to financial statements.

PACE Select Advisors Trust

Statement of operations
For the six months ended January 31, 2017 (unaudited)

	PACE Government Money Market Investments	PACE Mortgage-Backed Securities Fixed Income Investments	PACE Intermediate Fixed Income Investments	PACE Strategic Fixed Income Investments
Investment income:
Dividends	$—	$—	$—	$10,920
Interest (net of foreign withholding taxes of $0; $2,156; $0; $1,598; $0; $12,401 and $383, respectively)	441,568	5,280,203	4,378,547	15,618,980
Securities lending income	—	—	4,425	6,270
	441,568	5,280,203	4,382,972	15,636,170
Expenses:
Investment management and administration fees	336,641	1,570,918	1,130,350	2,604,906
Service fees–Class A	—	50,177	22,781	16,758
Service and distribution fees–Class C	—	44,969	5,818	37,177
Transfer agency and related services fees	401,723	435,346	330,338	465,800
Custody and accounting fees	9,058	106,889	103,572	247,160
Professional fees	62,283	87,255	93,309	92,212
Interest expense	—	1,185	101	491,079
Reports and notices to shareholders	52,460	27,830	23,854	29,688
State registration fees	16,885	29,610	28,440	31,087
Trustees' fees	12,776	15,533	16,789	18,968
Insurance expense	2,262	6,390	5,271	11,131
Other expenses	20,180	16,085	20,021	21,083
	914,268	2,392,187	1,780,644	4,067,049
Fee waivers and/or expense reimbursements by investment manager and administrator	(483,607)	(491,201)	(300,367)	(444,774)
Net expenses	430,661	1,900,986	1,480,277	3,622,275
Net investment income	10,907	3,379,217	2,902,695	12,013,895
Net realized and unrealized gains (losses) from investment activities:
Net realized gains from:
Investments	180	(6,433,567)	(665,138)	(347,250)
Futures	—	—	245,262	(9,639,408)
Options and swaptions written	—	534,668	(3,365)	1,295,938
Swap agreements	—	889,975	283,524	(432,614)
Forward foreign currency contracts	—	—	56,019	1,423,337
Foreign currency transactions	—	—	(16,529)	(751,800)
Net realized gain (loss)	180	(5,008,924)	(100,227)	(8,451,797)
Net change in unrealized appreciation/depreciation of:
Investments in unaffiliated issuers	—	(8,038,394)	(9,221,461)	(40,249,040)
Futures	—	—	746,249	(1,489,381)
Options and swaptions written	—	71,149	(12,059)	(45,069)
Investments sold short	—	76,577	—	13
Swap agreements	—	1,787,187	362,291	23,219,313
Forward foreign currency contracts	—	—	66,832	(346,813)
Other assets and liabilities denominated in foreign currency	—	—	(87,941)	(83,557)
Net change in unrealized appreciation/depreciation	—	(6,103,481)	(8,146,089)	(18,994,534)
Net realized and unrealized gain (loss) from investment activities	180	(11,112,405)	(8,246,316)	(27,446,331)
Net increase (decrease) in net assets resulting from operations	$11,087	$(7,733,188)	$(5,343,621)	$(15,432,436)

PACE Select Advisors Trust

	PACE Municipal Fixed Income Investments	PACE Global Fixed Income Investments	PACE High Yield Investments
Investment income:
Dividends	$—	$—	$22,079
Interest (net of foreign withholding taxes of $0; $2,156; $0; $1,598; $0; $12,401 and $383, respectively)	6,559,291	6,267,889	14,270,456
Securities lending income	—	—	69,687
	6,559,291	6,267,889	14,362,222
Expenses:
Investment management and administration fees	1,068,811	1,998,856	1,729,747
Service fees–Class A	62,196	52,992	5,368
Service and distribution fees–Class C	37,444	10,919	12,040
Transfer agency and related services fees	76,626	442,734	348,064
Custody and accounting fees	68,419	245,251	91,917
Professional fees	68,380	88,557	92,306
Interest expense	—	29,510	—
Reports and notices to shareholders	10,442	37,240	26,786
State registration fees	28,553	28,850	25,781
Trustees' fees	14,538	15,871	14,511
Insurance expense	4,991	6,655	5,171
Other expenses	15,335	17,698	15,417
	1,455,735	2,975,133	2,367,108
Fee waivers and/or expense reimbursements by investment manager and administrator	(140,667)	(594,782)	(378,382)
Net expenses	1,315,068	2,380,351	1,988,726
Net investment income	5,244,223	3,887,538	12,373,496
Net realized and unrealized gains (losses) from investment activities:
Net realized gains from:
Investments	937,251	(12,706,706)	5,213,006
Futures	—	4,516,485	—
Options and swaptions written	—	—	—
Swap agreements	—	—	—
Forward foreign currency contracts	—	(15,219,842)	2,742,933
Foreign currency transactions	—	397,497	2,994,339
Net realized gain (loss)	937,251	(23,012,566)	10,950,278
Net change in unrealized appreciation/depreciation of:
Investments in unaffiliated issuers	(20,790,076)	(26,989,640)	6,245,357
Futures	—	(2,404,834)	—
Options and swaptions written	—	—	—
Investments sold short	—	—	—
Swap agreements	—	—	—
Forward foreign currency contracts	—	(847,382)	(1,475,285)
Other assets and liabilities denominated in foreign currency	—	(74,077)	(530,623)
Net change in unrealized appreciation/depreciation	(20,790,076)	(30,315,933)	4,239,449
Net realized and unrealized gain (loss) from investment activities	(19,852,825)	(53,328,499)	15,189,727
Net increase (decrease) in net assets resulting from operations	$(14,608,602)	$(49,440,961)	$27,563,223

See accompanying notes to financial statements.

PACE Select Advisors Trust

Statement of operations (concluded)
For the six months ended January 31, 2017 (unaudited)

	PACE Large Co Value Equity Investments	PACE Large Co Growth Equity Investments	PACE Small/Medium Co Value Equity Investments	PACE Small/Medium Co Growth Equity Investments
Investment income:
Dividends (net of foreign withholding taxes of $39,677; $68,519; $7,807; $9,407; $614,007; $600,382; $52,118 and $116,473, respectively)	$21,186,540	$9,990,363	$8,602,154	$1,380,037
Interest (net of foreign withholding taxes of $0; $0; $0; $0; $0; $199; $0 and $63,706, respectively)	963	1,462	1,117	608
Securities lending income	55,948	61,399	141,814	173,162
	21,243,451	10,053,224	8,745,085	1,553,807
Expenses:
Investment management and administration fees	4,974,562	4,842,512	2,125,462	1,874,139
Service fees–Class A	144,620	52,855	22,066	27,352
Service and distribution fees–Class C	62,968	16,282	21,453	13,491
Transfer agency and related services fees	537,490	510,324	486,930	489,387
Dividend expense, interest expense and other borrowing costs for investments sold short	2,205,352	—	—	—
Custody and accounting fees	261,088	242,057	104,524	91,393
Professional fees	76,866	71,746	69,028	71,097
Reports and notices to shareholders	42,203	36,283	31,047	35,231
State registration fees	31,392	31,044	28,325	27,791
Trustees' fees	22,490	22,198	15,353	15,023
Insurance expense	16,781	16,769	6,729	6,437
Interest expense	1,553	104	—	—
Other expenses	39,418	23,630	16,642	15,786
	8,416,783	5,865,804	2,927,559	2,667,127
Fee waivers and/or expense reimbursements by investment manager and administrator	(83,655)	(46,535)	(110,251)	(103,207)
Net expenses	8,333,128	5,819,269	2,817,308	2,563,920
Net investment income (loss)	12,910,323	4,233,955	5,927,777	(1,010,113)
Net realized and unrealized gains (losses) from investment activities:
Net realized gains from:
Investments (net of foreign tax expense of $0; $0; $0; $0; $0; $0; $0 and $0, respectively)	72,612,298	26,513,187	36,103,278	7,204,287
Futures	—	—	—	—
Options and swaptions written	—	—	—	—
Investments sold short	(6,825,087)	—	—	—
Swap agreements	—	—	—	—
Forward foreign currency contracts	—	—	—	—
Foreign currency transactions	(553)	—	—	—
Net realized gain	65,786,658	26,513,187	36,103,278	7,204,287
Net change in unrealized appreciation/depreciation of:
Investments (net of change in deferred foreign capital gains taxes of $0; $0; $0; $0; $0; $314,735; $0 and $0, respectively)	64,558,108	(28,940,325)	30,105,188	16,416,953
Futures	—	—	—	—
Options and swaptions written	—	—	—	—
Investments sold short	(9,357,038)	—	—	—
Swap agreements	—	—	—	—
Forward foreign currency contracts	—	—	—	—
Other assets and liabilities denominated in foreign currency	1	—	42	—
Net change in unrealized appreciation/depreciation	55,201,071	(28,940,325)	30,105,230	16,416,953
Net realized and unrealized gain (loss) from investment activities	120,987,729	(2,427,138)	66,208,508	23,621,240
Net increase (decrease) in net assets resulting from operations	$133,898,052	$1,806,817	$72,136,285	$22,611,127

PACE Select Advisors Trust

	PACE International Equity Investments	PACE International Emerging Markets Equity Investments	PACE Global Real Estate Securities Investments	PACE Alternative Strategies Investments
Investment income:
Dividends (net of foreign withholding taxes of $39,677; $68,519; $7,807; $9,407; $614,007; $600,382; $52,118 and $116,473, respectively)	$11,428,106	$3,944,311	$2,854,616	$3,332,582
Interest (net of foreign withholding taxes of $0; $0; $0; $0; $0; $199; $0 and $63,706, respectively)	—	1,495	24	1,931,534
Securities lending income	139,604	65,379	15,675	—
	11,567,710	4,011,185	2,870,315	5,264,116
Expenses:
Investment management and administration fees	4,302,978	2,256,038	573,215	4,928,557
Service fees–Class A	36,759	4,795	531	12,177
Service and distribution fees–Class C	10,391	6,486	1,610	57,115
Transfer agency and related services fees	495,487	449,775	342,551	286,546
Dividend expense, interest expense and other borrowing costs for investments sold short	1,484,164	—	—	1,157,933
Custody and accounting fees	462,806	379,425	50,635	253,033
Professional fees	86,572	99,678	78,626	135,348
Reports and notices to shareholders	37,116	30,469	22,798	25,191
State registration fees	30,874	28,434	25,769	32,932
Trustees' fees	19,485	14,315	12,019	17,737
Insurance expense	12,473	4,923	1,767	9,656
Interest expense	1,034	83	70	53,037
Other expenses	31,174	41,519	27,452	59,040
	7,011,313	3,315,940	1,137,043	7,028,302
Fee waivers and/or expense reimbursements by investment manager and administrator	(145,370)	(228,161)	(275,009)	(358,590)
Net expenses	6,865,943	3,087,779	862,034	6,669,712
Net investment income (loss)	4,701,767	923,406	2,008,281	(1,405,596)
Net realized and unrealized gains (losses) from investment activities:
Net realized gains from:
Investments (net of foreign tax expense of $0; $0; $0; $0; $0; $0; $0 and $0, respectively)	18,484,200	3,117,567	2,473,776	2,436,315
Futures	—	—	—	(1,530,213)
Options and swaptions written	—	—	—	583,698
Investments sold short	(28,400)	—	—	(2,207,869)
Swap agreements	—	—	—	(5,665,396)
Forward foreign currency contracts	83,803	6,281	—	7,127,411
Foreign currency transactions	(610,016)	(198,915)	(37,281)	(327,926)
Net realized gain	17,929,587	2,924,933	2,436,495	416,020
Net change in unrealized appreciation/depreciation of:
Investments (net of change in deferred foreign capital gains taxes of $0; $0; $0; $0; $0; $314,735; $0 and $0, respectively)	9,327,128	2,641,770	(12,424,594)	1,778,993
Futures	—	—	—	296,271
Options and swaptions written	—	—	—	66,397
Investments sold short	(4,201,609)	—	—	(77,826)
Swap agreements	—	—	—	5,629,428
Forward foreign currency contracts	—	—	—	(2,459,918)
Other assets and liabilities denominated in foreign currency	(21,319)	32,950	(5,409)	97,850
Net change in unrealized appreciation/depreciation	5,104,200	2,674,720	(12,430,003)	5,331,195
Net realized and unrealized gain (loss) from investment activities	23,033,787	5,599,653	(9,993,508)	5,747,215
Net increase (decrease) in net assets resulting from operations	$27,735,554	$6,523,059	$(7,985,227)	$4,341,619

See accompanying notes to financial statements.

PACE Select Advisors Trust

Statement of changes in net assets

	PACE Government Money Market Investments		PACE Mortgage-Backed Securities Fixed Income Investments		PACE Intermediate Fixed Income Investments
	For the six months ended January 31, 2017 (unaudited)	For the year ended July 31, 2016	For the six months ended January 31, 2017 (unaudited)	For the year ended July 31, 2016	For the six months ended January 31, 2017 (unaudited)	For the year ended July 31, 2016
From operations:
Net investment income	$10,907	$19,842	$3,379,217	$8,745,222	$2,902,695	$6,593,134
Net realized gain (loss)	180	3,848	(5,008,924)	10,624,481	(100,227)	2,026,860
Net change in unrealized appreciation/depreciation	—	—	(6,103,481)	1,043,822	(8,146,089)	4,537,087
Net increase (decrease) in net assets resulting from operations	11,087	23,690	(7,733,188)	20,413,525	(5,343,621)	13,157,081
Dividends and distributions to shareholders from:
Net investment income–Class A	—	—	(507,083)	(1,006,916)	(111,907)	(263,010)
Net investment income–Class C	—	—	(121,329)	(215,766)	(5,575)	(15,891)
Net investment income–Class Y	—	—	(663,080)	(1,146,926)	(2,869)	(6,942)
Net investment income–Class P	(10,907)	(19,842)	(5,604,877)	(10,342,027)	(3,018,752)	(6,640,312)
Net realized gains–Class A	—	—	—	—	(53,263)	(131,084)
Net realized gains–Class C	—	—	—	—	(4,338)	(12,463)
Net realized gains–Class Y	—	—	—	—	(1,117)	(3,103)
Net realized gains–Class P	—	(5,106)	—	—	(1,190,266)	(2,790,103)
	(10,907)	(24,948)	(6,896,369)	(12,711,635)	(4,388,087)	(9,862,908)
From beneficial interest transactions:
Net proceeds from shares sold	160,851,235	256,831,799	48,854,169	108,709,216	34,182,148	83,092,551
Cost of shares repurchased	(185,766,502)	(242,373,374)	(75,181,746)	(146,802,261)	(47,283,892)	(89,117,955)
Proceeds from dividends reinvested	6,115	16,261	6,293,507	11,603,725	3,964,897	8,939,336
Net increase (decrease) in net assets from beneficial interest transactions	(24,909,152)	14,474,686	(20,034,070)	(26,489,320)	(9,136,847)	2,913,932
Redemption fees	—	—	—	508	—	379
Net increase (decrease) in net assets	(24,908,972)	14,473,428	(34,663,627)	(18,786,922)	(18,868,555)	6,208,484
Net assets:
Beginning of period	182,976,545	168,503,117	510,635,403	529,422,325	431,874,409	425,665,925
End of period	$158,067,573	$182,976,545	$475,971,776	$510,635,403	$413,005,854	$431,874,409
Accumulated undistributed (distributions in excess of) net investment income	$—	$—	$(2,926,036)	$591,116	$1,683,776	$1,920,184

PACE Select Advisors Trust

	PACE Strategic Fixed Income Investments		PACE Municipal Fixed Income Investments
	For the six months ended January 31, 2017 (unaudited)	For the year ended July 31, 2016	For the six months ended January 31, 2017 (unaudited)	For the year ended July 31, 2016
From operations:
Net investment income	$12,013,895	$25,782,846	$5,244,223	$11,031,941
Net realized gain (loss)	(8,451,797)	1,971,284	937,251	2,852,505
Net change in unrealized appreciation/depreciation	(18,994,534)	20,739,782	(20,790,076)	11,910,940
Net increase (decrease) in net assets resulting from operations	(15,432,436)	48,493,912	(14,608,602)	25,795,386
Dividends and distributions to shareholders from:
Net investment income–Class A	(211,496)	(352,102)	(600,124)	(1,292,121)
Net investment income–Class C	(130,372)	(234,401)	(94,712)	(207,063)
Net investment income–Class Y	(33,931)	(71,126)	(899)	(2,267)
Net investment income–Class P	(14,292,109)	(24,915,797)	(4,547,339)	(9,532,273)
Net realized gains–Class A	(212,312)	(91,459)	(361,044)	(255,997)
Net realized gains–Class C	(152,383)	(76,636)	(70,658)	(52,887)
Net realized gains–Class Y	(30,485)	(17,865)	(500)	(411)
Net realized gains–Class P	(13,137,303)	(6,082,217)	(2,468,971)	(1,721,048)
	(28,200,391)	(31,841,603)	(8,144,247)	(13,064,067)
From beneficial interest transactions:
Net proceeds from shares sold	55,922,857	130,723,266	25,213,578	64,243,911
Cost of shares repurchased	(86,057,821)	(215,705,066)	(41,354,606)	(85,572,394)
Proceeds from dividends reinvested	26,080,454	29,443,249	6,994,476	11,190,519
Net increase (decrease) in net assets from beneficial interest transactions	(4,054,510)	(55,538,551)	(9,146,552)	(10,137,964)
Redemption fees	—	872	—	106
Net increase (decrease) in net assets	(47,687,337)	(38,885,370)	(31,899,401)	2,593,461
Net assets:
Beginning of period	882,482,119	921,367,489	412,142,080	409,548,619
End of period	$834,794,782	$882,482,119	$380,242,679	$412,142,080
Accumulated undistributed (distributions in excess of) net investment income	$8,037,305	$10,691,318	$1,149	$—

See accompanying notes to financial statements.

PACE Select Advisors Trust

Statement of changes in net assets (continued)

	PACE Global Fixed Income Investments		PACE High Yield Investments		PACE Large Co Value Equity Investments
	For the six months ended January 31, 2017 (unaudited)	For the year ended July 31, 2016	For the six months ended January 31, 2017 (unaudited)	For the year ended July 31, 2016	For the six months ended January 31, 2017 (unaudited)	For the year ended July 31, 2016
From operations:
Net investment income	$3,887,538	$8,267,980	$12,373,496	$24,490,507	$12,910,323	$23,690,889
Net realized gain (loss)	(23,012,566)	(72,752)	10,950,278	(10,315,324)	65,786,658	31,507,344
Net change in unrealized appreciation/depreciation	(30,315,933)	53,419,683	4,239,449	4,897,701	55,201,071	(20,617,177)
Net increase (decrease) in net assets resulting from operations	(49,440,961)	61,614,911	27,563,223	19,072,884	133,898,052	34,581,056
Dividends and distributions to shareholders from:
Net investment income–Class A	(740,612)	(1,270,967)	(120,150)	(224,536)	(1,794,574)	(1,600,974)
Net investment income–Class C	(43,408)	(71,865)	(81,950)	(163,374)	(87,986)	(76,124)
Net investment income–Class Y	(57,514)	(125,618)	(21,805)	(53,220)	(323,059)	(296,865)
Net investment income–Class P	(9,006,252)	(15,380,077)	(12,209,731)	(20,953,766)	(21,042,472)	(19,469,455)
Net realized gains–Class A	—	—	—	—	(3,142,416)	(12,437,876)
Net realized gains–Class C	—	—	—	—	(329,787)	(1,467,118)
Net realized gains–Class Y	—	—	—	—	(489,234)	(1,945,097)
Net realized gains–Class P	—	—	—	—	(32,190,594)	(127,599,656)
Return of capital–Class A	—	—	—	(30,687)	—	—
Return of capital–Class C	—	—	—	(23,690)	—	—
Return of capital–Class Y	—	—	—	(7,822)	—	—
Return of capital–Class P	—	—	—	(3,115,953)	—	—
	(9,847,786)	(16,848,527)	(12,433,636)	(24,573,048)	(59,400,122)	(164,893,165)
From beneficial interest transactions:
Net proceeds from shares sold	33,941,429	70,938,828	29,664,367	68,242,265	49,102,325	114,721,376
Cost of shares repurchased	(51,948,586)	(120,107,244)	(45,129,901)	(103,053,687)	(124,730,533)	(244,023,149)
Proceeds from dividends reinvested	9,075,447	15,504,917	11,495,570	22,662,079	55,848,030	155,548,126
Net increase (decrease) in net assets from beneficial interest transactions	(8,931,710)	(33,663,499)	(3,969,964)	(12,149,343)	(19,780,178)	26,246,353
Redemption fees	—	94	—	110	—	230
Net increase (decrease) in net assets	(68,220,457)	11,102,979	11,159,623	(17,649,397)	54,717,752	(104,065,526)
Net assets:
Beginning of period	565,454,726	554,351,747	420,773,907	438,423,304	1,302,563,281	1,406,628,807
End of period	$497,234,269	$565,454,726	$431,933,530	$420,773,907	$1,357,281,033	$1,302,563,281
Accumulated undistributed (distributions in excess of) net investment income	$(18,758,159)	$(19,173,425)	$(1,282,014)	$(1,221,874)	$1,242,842	$11,580,610

PACE Select Advisors Trust

	PACE Large Co Growth Equity Investments		PACE Small/Medium Co Value Equity Investments
	For the six months ended January 31, 2017 (unaudited)	For the year ended July 31, 2016	For the six months ended January 31, 2017 (unaudited)	For the year ended July 31, 2016
From operations:
Net investment income	$4,233,955	$17,504	$5,927,777	$2,621,107
Net realized gain (loss)	26,513,187	51,721,018	36,103,278	9,610,733
Net change in unrealized appreciation/depreciation	(28,940,325)	(46,533,169)	30,105,230	(5,331,431)
Net increase (decrease) in net assets resulting from operations	1,806,817	5,205,353	72,136,285	6,900,409
Dividends and distributions to shareholders from:
Net investment income–Class A	(53,501)	—	(240,797)	(98,376)
Net investment income–Class C	—	—	(35,921)	—
Net investment income–Class Y	(48,062)	—	(5,472)	(6,601)
Net investment income–Class P	(4,211,251)	—	(7,324,443)	(3,438,922)
Net realized gains–Class A	(1,344,842)	(6,743,462)	(483,160)	(1,705,018)
Net realized gains–Class C	(118,699)	(683,839)	(133,715)	(511,308)
Net realized gains–Class Y	(402,707)	(2,275,236)	(10,875)	(90,053)
Net realized gains–Class P	(36,392,528)	(190,560,995)	(13,555,466)	(47,631,702)
Return of capital–Class A	—	—	—	—
Return of capital–Class C	—	—	—	—
Return of capital–Class Y	—	—	—	—
Return of capital–Class P	—	—	—	—
	(42,571,590)	(200,263,532)	(21,789,849)	(53,481,980)
From beneficial interest transactions:
Net proceeds from shares sold	50,748,228	107,834,177	23,897,913	57,217,306
Cost of shares repurchased	(112,211,856)	(255,468,632)	(52,726,573)	(99,345,849)
Proceeds from dividends reinvested	40,489,153	190,898,503	20,535,489	51,029,897
Net increase (decrease) in net assets from beneficial interest transactions	(20,974,475)	43,264,048	(8,293,171)	8,901,354
Redemption fees	—	169	—	202
Net increase (decrease) in net assets	(61,739,248)	(151,793,962)	42,053,265	(37,680,015)
Net assets:
Beginning of period	1,274,484,957	1,426,278,919	512,452,929	550,132,944
End of period	$1,212,745,709	$1,274,484,957	$554,506,194	$512,452,929
Accumulated undistributed (distributions in excess of) net investment income	$945,418	$1,024,277	$(788,547)	$890,309

See accompanying notes to financial statements.

PACE Select Advisors Trust

Statement of changes in net assets (continued)

	PACE Small/Medium Co Growth Equity Investments		PACE International Equity Investments		PACE International Emerging Markets Equity Investments
	For the six months ended January 31, 2017 (unaudited)	For the year ended July 31, 2016	For the six months ended January 31, 2017 (unaudited)	For the year ended July 31, 2016	For the six months ended January 31, 2017 (unaudited)	For the year ended July 31, 2016
From operations:
Net investment income (loss)	$(1,010,113)	$(2,510,206)	$4,701,767	$18,366,295	$923,406	$4,446,997
Net realized gain (loss)	7,204,287	8,739,120	17,929,587	(15,369,401)	2,924,933	(53,277,339)
Net change in unrealized appreciation/depreciation	16,416,953	(70,434,920)	5,104,200	(49,156,793)	2,674,720	35,601,481
Net increase (decrease) in net assets resulting from operations	22,611,127	(64,206,006)	27,735,554	(46,159,899)	6,523,059	(13,228,861)
Dividends and distributions to shareholders from:
Net investment income–Class A	—	—	(572,185)	(432,357)	(30,175)	(12,585)
Net investment income–Class C	—	—	(22,364)	(15,942)	(1,193)	—
Net investment income–Class Y	—	—	(318,588)	(296,907)	(75,310)	(80,288)
Net investment income–Class P	—	—	(20,728,400)	(16,216,509)	(4,085,462)	(3,935,905)
Net realized gains–Class A	—	(5,003,773)	—	—	—	—
Net realized gains–Class C	—	(822,961)	—	—	—	—
Net realized gains–Class Y	—	(139,471)	—	—	—	—
Net realized gains–Class P	—	(93,077,502)	—	—	—	—
	—	(99,043,707)	(21,641,537)	(16,961,715)	(4,192,140)	(4,028,778)
From beneficial interest transactions:
Net proceeds from shares sold	23,743,376	58,421,325	51,212,454	125,619,598	34,433,263	87,114,243
Cost of shares repurchased	(46,518,703)	(98,839,401)	(81,254,106)	(177,781,640)	(38,214,323)	(99,001,183)
Proceeds from dividends reinvested	700	94,257,227	20,182,586	15,838,350	3,965,359	3,797,286
Net increase (decrease) in net assets from beneficial interest transactions	(22,774,627)	53,839,151	(9,859,066)	(36,323,692)	184,299	(8,089,654)
Redemption fees	—	202	—	154	—	66
Net increase (decrease) in net assets	(163,500)	(109,410,360)	(3,765,049)	(99,445,152)	2,515,218	(25,347,227)
Net assets:
Beginning of period	469,453,159	578,863,519	972,750,599	1,072,195,751	407,537,785	432,885,012
End of period	$469,289,659	$469,453,159	$968,985,550	$972,750,599	$410,053,003	$407,537,785
Accumulated undistributed (distributions in excess of) net investment income	$(2,460,579)	$(1,450,466)	$(3,110,356)	$13,829,414	$765,898	$4,034,632

PACE Select Advisors Trust

	PACE Global Real Estate Securities Investments		PACE Alternative Strategies Investments
	For the six months ended January 31, 2017 (unaudited)	For the year ended July 31, 2016	For the six months ended January 31, 2017 (unaudited)	For the year ended July 31, 2016
From operations:
Net investment income (loss)	$2,008,281	$2,917,793	$(1,405,596)	$(2,424,766)
Net realized gain (loss)	2,436,495	3,127,694	416,020	(16,126,169)
Net change in unrealized appreciation/depreciation	(12,430,003)	7,777,210	5,331,195	(6,960,759)
Net increase (decrease) in net assets resulting from operations	(7,985,227)	13,822,697	4,341,619	(25,511,694)
Dividends and distributions to shareholders from:
Net investment income–Class A	(17,802)	(8,823)	—	(176,054)
Net investment income–Class C	(10,900)	(7,358)	—	(310,096)
Net investment income–Class Y	(938)	(7,174)	—	(553,606)
Net investment income–Class P	(6,046,507)	(4,510,322)	—	(25,341,043)
Net realized gains–Class A	—	—	—	—
Net realized gains–Class C	—	—	—	—
Net realized gains–Class Y	—	—	—	—
Net realized gains–Class P	—	—	—	—
	(6,076,147)	(4,533,677)	—	(26,380,799)
From beneficial interest transactions:
Net proceeds from shares sold	8,381,918	17,256,164	43,647,801	224,976,743
Cost of shares repurchased	(13,443,111)	(27,584,055)	(117,603,628)	(262,735,339)
Proceeds from dividends reinvested	5,652,218	4,240,406	—	24,526,498
Net increase (decrease) in net assets from beneficial interest transactions	591,025	(6,087,485)	(73,955,827)	(13,232,098)
Redemption fees	—	126	—	179
Net increase (decrease) in net assets	(13,470,349)	3,201,661	(69,614,208)	(65,124,412)
Net assets:
Beginning of period	152,281,838	149,080,177	736,799,866	801,924,278
End of period	$138,811,489	$152,281,838	$667,185,658	$736,799,866
Accumulated undistributed (distributions in excess of) net investment income	$(2,646,333)	$1,421,533	$(8,320,808)	$(6,915,212)

See accompanying notes to financial statements.

PACE Select Advisors Trust

Statement of cash flows
For the six months ended January 31, 2017 (unaudited)

PACE Strategic Fixed Income Investments
Cash flows from operating activities
Net decrease in net assets resulting from operations	$(15,432,436)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided from operating activities:
Purchases of long-term investments	(1,002,895,821)
Proceeds from disposition of long-term investments	1,084,467,070
Net proceeds from short-term investments	6,171,514
Net realized losses from investments in securities	347,250
Net accretion of bond discount and amortization of bond premium	(1,130,288)
Net change in unrealized appreciation/depreciation of investments in securities	40,249,040
Net change in unrealized appreciation/depreciation of investments sold short	(13)
Net change in unrealized appreciation/depreciation of forward foreign currency contracts	346,813
Changes in assets and liabilities:
(Increase) decrease in assets:
Cash collateral on futures	(1,568,428)
Cash collateral on swap agreements	282,000
Due from broker	(1,458,430)
Receivable for interest	(29,884)
Swap agreements, at value	66,174
Receivable for variation margin on futures contracts	1,518,483
Receivable for foreign tax reclaims	(849)
Other assets	(20,747)
Increase (decrease) in liabilities:
Due to broker	(821,086)
Payable for cash collateral from securities loaned	(14,646,935)
Payable for variation margin on swap agreements	(186,586)
Options and swaptions written, at value	(547,328)
Swap agreements, at value	(1,477,063)
Payable for variation margin on futures	68,845
Payable to affiliate	(27,016)
Payable to custodian	(2,686)
Deferrred payable for dollar roll transactions	(52,536)
Payable for dividends and interest on investments sold short	1,598
Accrued expenses and other liabilities	253,078
Net cash provided for operating activities	93,473,733
Cash flows from financing activities
Proceeds from dollar roll transactions	1,645,607,266
Repayments of dollar roll transactions	(1,714,386,561)
Proceeds from shares sold	56,959,003
Cost of shares repurchased	(85,538,271)
Dividends paid to shareholders	(2,119,937)
Net cash used in financing activities	(99,478,500)
Net decrease in cash and foreign currency	(6,004,767)
Cash and foreign currency, beginning of period	7,469,021
Cash and foreign currency, end of period	$1,464,254
Supplemental disclosure of cash flow information:
Reinvestment of dividends	$(26,080,454)
Cash paid during the period for interest	$491,079

See accompanying notes to financial statements.

PACE Select Advisors Trust

Statement of cash flows (continued)
For the six months ended January 31, 2017 (unaudited)

PACE Large Co Value Equity Investments
Cash flows from operating activites
Net increase in net assets resulting from operations	$133,898,052
Adjustments to reconcile net increase in net assets resulting from operations to net cash used for operating activities:
Purchases of long-term investments	(408,399,520)
Purchases to cover investments sold short	(81,119,667)
Proceeds from disposition of long-term investments	495,544,525
Sales of investments sold short	68,984,306
Net purchases from short-term investments	(9,097,273)
Net realized (gains) from investments in securities	(72,612,298)
Net realized losses from investments sold short	6,825,087
Net change in unrealized appreciation/depreciation of investments in securities	(64,558,108)
Net change in unrealized appreciation/depreciation of investments sold short	9,357,038
Changes in assets and liabilities:
(Increase) decrease in assets:
Cash collateral on deposit at custodian for securities loaned	(7,027,918)
Receivable for interest	475,239
Other assets	(28,918)
Increase (decrease) in liabilities:
Payable for cash collateral from securities loaned	5,816,191
Payable to affiliate	50,475
Payable for foreign withholding taxes and foreign capital gains taxes	(18)
Payable for dividends and interest on investments sold short	(23,663)
Payable to custodian	7,565
Accrued expenses and other liabilities	322,212
Net cash provided from operating activities	78,413,306
Cash flows from financing activities
Proceeds from shares sold	49,473,408
Cost of shares repurchased	(124,328,767)
Dividends paid to shareholders	(3,552,093)
Net cash used in financing activities	(78,407,452)
Net increase in cash and foreign currency	5,854
Cash and foreign currency, beginning of period	862
Cash and foreign currency, end of period	$6,716
Supplemental disclosure of cash flow information:
Reinvestment of dividends	$(55,848,029)
Cash paid during the period for interest	$1,553

PACE Select Advisors Trust

Statement of cash flows (concluded)
For the six months ended January 31, 2017 (unaudited)

PACE International Equity Investments
Cash flows from operating activites
Net increase in net assets resulting from operations	$27,735,554
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided from operating activities:
Purchases of long-term investments	(304,136,188)
Purchases to cover investments sold short	(85,694,997)
Proceeds from disposition of long-term investments	320,629,204
Sales of investments sold short	87,753,898.27
Net purchases from short-term investments	19,094,553.00
Net realized (gains) from investments in securities	(18,484,200)
Net realized losses from investments sold short	28,400
Net change in unrealized appreciation/depreciation of investments in securities	(9,327,128)
Net change in unrealized appreciation/depreciation of investments sold short	4,201,609
Changes in assets and liabilities:
(Increase) decrease in assets:
Cash collateral on investments sold short	17,619,200
Receivable for interest and dividends	751,679
Receivable for foreign tax reclaims	47,895
Other assets	(21,941)
Increase (decrease) in liabilities:
Payable for cash collateral from securities loaned	(35,257,753)
Payable for foreign withholding taxes and foreign capital gains taxes	(130,439)
Payable for bank loan	(590,108)
Payable to affiliate	13,112
Payable for dividends and interest on investments sold short	146,864
Payable to custodian	133,471
Accrued expenses and other liabilities	253,241
Net cash provided from operating activities	24,765,926
Cash flows from financing activities
Proceeds from shares sold	52,134,592
Cost of shares repurchased	(80,897,459)
Dividends paid to shareholders	(1,458,951)
Net cash used in financing activities	(30,221,818)
Net decrease in cash and foreign currency	(5,455,892)
Cash and foreign currency, beginning of period	6,341,275
Cash and foreign currency, end of period	$885,383
Supplemental disclosure of cash flow information:
Reinvestment of dividends	$(20,182,586)
Cash paid during the period for interest	$1,034

PACE Government Money Market Investments

Financial highlights

Selected financial data throughout each period is presented below:

Class P

	Six months ended January 31, 2017	Years ended July 31,
	(unaudited)	2016	2015	2014	2013	2012
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.000[1]	0.000[1]	0.000[1]	0.000[1]	0.000[1]	0.000[1]
Net realized gains	0.000[1]	0.000[1]	—	0.000[1]	—	—
Net increase from operations	0.000[1]	0.000[1]	0.000[1]	0.000[1]	0.000[1]	0.000[1]
Dividends from net investment income	(0.000)[1]	(0.000)[1]	(0.000)[1]	(0.000)[1]	(0.000)[1]	(0.000)[1]
Distributions from net realized gains	—	(0.000)[1]	—	(0.000)[1]	—	—
Total dividends and distributions	(0.000)[1]	(0.000)[1]	(0.000)[1]	(0.000)[1]	(0.000)[1]	(0.000)[1]
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Total investment return[2]	0.01%	0.01%	0.01%	0.01%[3]	0.01%	0.01%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	0.95%[4]	0.96%	0.93%	0.91%	0.88%	0.89%
Expenses after fee waivers and/or expense reimbursements	0.45%[4]	0.26%	0.14%	0.14%	0.19%	0.19%
Net investment income	0.01%[4]	0.01%	0.01%	0.01%	0.01%	0.01%
Supplemental data:
Net assets, end of period (000's)	$158,068	$182,977	$168,503	$212,025	$309,842	$337,091

1  Amount represents less than $0.0005 per share.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the payable dates, and a sale at net asset value on the last day of each period reported. The figures do not include program fees; results would be lower if these fees were included. The investment return for period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions.

3  In August 2013, UBS AM made a voluntary cash payment of $2,340 to the Portfolio in order to address a differential between the number of shares outstanding and the Portfolio's net assets. The differential was attributable to historical embedded capital losses that were experienced by the Portfolio over several years prior to credit crisis of 2008. Payment from investment advisor had no impact on the Portfolio's total investment return and represents less than $0.0005 per share.

4  Annualized.

See accompanying notes to financial statements.

PACE Mortgage-Backed Securities Fixed Income Investments

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

Class A

	Six months ended January 31, 2017	Years ended July 31,
	(unaudited)	2016	2015	2014	2013	2012
Net asset value, beginning of period	$13.15	$12.96	$12.82	$12.62	$13.46	$13.31
Net investment income[1]	0.07	0.19	0.11	0.15	0.11	0.22
Net realized and unrealized gains (losses)	(0.28)	0.29	0.26	0.32	(0.39)	0.34
Net increase (decrease) from operations	(0.21)	0.48	0.37	0.47	(0.28)	0.56
Dividends from net investment income	(0.17)	(0.29)	(0.23)	(0.27)	(0.31)	(0.34)
Distributions from net realized gains	—	—	—	—	(0.25)	(0.07)
Total dividends and distributions	(0.17)	(0.29)	(0.23)	(0.27)	(0.56)	(0.41)
Net asset value, end of period	$12.77	$13.15	$12.96	$12.82	$12.62	$13.46
Total investment return[2]	(1.64)%	3.76%	2.86%	3.74%	(2.29)%	4.34%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.08%[3,4]	1.07%[4]	1.07%	1.07%	1.05%	1.05%
Expenses after fee waivers and/or expense reimbursements	0.97%[3,4]	0.97%[4]	0.97%	0.97%	0.99%	1.02%
Net investment income	1.13%[3]	1.47%	0.87%	1.17%	0.83%	1.68%
Supplemental data:
Net assets, end of period (000's)	$38,248	$41,260	$47,860	$59,834	$66,554	$78,764
Portfolio turnover	651%	1,383%	1,360%	1,117%	1,336%	1,046%

Class Y

	Six months ended January 31, 2017	Years ended July 31,
	(unaudited)	2016	2015	2014	2013	2012
Net asset value, beginning of period	$13.16	$12.96	$12.82	$12.62	$13.47	$13.31
Net investment income[1]	0.09	0.23	0.15	0.18	0.14	0.26
Net realized and unrealized gains (losses)	(0.30)	0.29	0.25	0.32	(0.40)	0.35
Net increase (decrease) from operations	(0.21)	0.52	0.40	0.50	(0.26)	0.61
Dividends from net investment income	(0.18)	(0.32)	(0.26)	(0.30)	(0.34)	(0.38)
Distributions from net realized gains	—	—	—	—	(0.25)	(0.07)
Total dividends and distributions	(0.18)	(0.32)	(0.26)	(0.30)	(0.59)	(0.45)
Net asset value, end of period	$12.77	$13.16	$12.96	$12.82	$12.62	$13.47
Total investment return[2]	(1.52)%	4.03%	3.12%	4.00%	(2.05)%	4.60%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	0.98%[3,4]	0.89%[4]	0.86%	0.87%	0.85%	0.86%
Expenses after fee waivers and/or expense reimbursements	0.72%[3,4]	0.72%[4]	0.72%	0.72%	0.74%	0.77%
Net investment income	1.38%[3]	1.73%	1.13%	1.42%	1.08%	1.92%
Supplemental data:
Net assets, end of period (000's)	$45,937	$51,823	$46,071	$47,959	$57,567	$61,428
Portfolio turnover	651%	1,383%	1,360%	1,117%	1,336%	1,046%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

PACE Mortgage-Backed Securities Fixed Income Investments

Financial highlights (continued)

Class C

	Six months ended January 31, 2017	Years ended July 31,
	(unaudited)	2016	2015	2014	2013	2012
Net asset value, beginning of period	$13.17	$12.97	$12.84	$12.63	$13.48	$13.32
Net investment income[1]	0.04	0.13	0.05	0.09	0.04	0.16
Net realized and unrealized gains (losses)	(0.29)	0.30	0.24	0.32	(0.40)	0.34
Net increase (decrease) from operations	(0.25)	0.43	0.29	0.41	(0.36)	0.50
Dividends from net investment income	(0.13)	(0.23)	(0.16)	(0.20)	(0.24)	(0.27)
Distributions from net realized gains	—	—	—	—	(0.25)	(0.07)
Total dividends and distributions	(0.13)	(0.23)	(0.16)	(0.20)	(0.49)	(0.34)
Net asset value, end of period	$12.79	$13.17	$12.97	$12.84	$12.63	$13.48
Total investment return[2]	(1.89)%	3.32%	2.27%	3.29%	(2.78)%	3.81%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.59%[3,4]	1.60%[4]	1.59%	1.59%	1.56%	1.56%
Expenses after fee waivers and/or expense reimbursements	1.47%[3,4]	1.47%[4]	1.47%	1.47%	1.49%	1.52%
Net investment income	0.63%[3]	0.97%	0.37%	0.67%	0.33%	1.19%
Supplemental data:
Net assets, end of period (000's)	$11,460	$12,299	$12,887	$13,958	$16,907	$20,710
Portfolio turnover	651%	1,383%	1,360%	1,117%	1,336%	1,046%

Class P

	Six months ended January 31, 2017	Years ended July 31,
	(unaudited)	2016	2015	2014	2013	2012
Net asset value, beginning of period	$13.16	$12.96	$12.83	$12.63	$13.47	$13.32
Net investment income[1]	0.09	0.22	0.15	0.18	0.14	0.26
Net realized and unrealized gains (losses)	(0.29)	0.30	0.24	0.32	(0.39)	0.34
Net increase (decrease) from operations	(0.20)	0.52	0.39	0.50	(0.25)	0.60
Dividends from net investment income	(0.18)	(0.32)	(0.26)	(0.30)	(0.34)	(0.38)
Distributions from net realized gains	—	—	—	—	(0.25)	(0.07)
Total dividends and distributions	(0.18)	(0.32)	(0.26)	(0.30)	(0.59)	(0.45)
Net asset value, end of period	$12.78	$13.16	$12.96	$12.83	$12.63	$13.47
Total investment return[2]	(1.52)%	4.10%	3.04%	4.00%	(1.97)%	4.52%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	0.92%[3,4]	0.91%[4]	0.91%	0.90%	0.86%	0.85%
Expenses after fee waivers and/or expense reimbursements	0.72%[3,4]	0.72%[4]	0.72%	0.72%	0.74%	0.77%
Net investment income	1.38%[3]	1.72%	1.13%	1.41%	1.08%	1.93%
Supplemental data:
Net assets, end of period (000's)	$380,327	$405,253	$422,604	$435,063	$447,362	$453,841
Portfolio turnover	651%	1,383%	1,360%	1,117%	1,336%	1,046%

3  Annualized.

4  Includes interest expense representing less than 0.005%.

See accompanying notes to financial statements.

PACE Intermediate Fixed Income Investments

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

Class A

	Six months ended January 31, 2017	Years ended July 31,
	(unaudited)	2016	2015	2014	2013	2012
Net asset value, beginning of period	$12.45	$12.36	$12.33	$12.20	$12.42	$12.15
Net investment income[1]	0.07	0.16	0.16	0.14	0.12	0.21
Net realized and unrealized gains (losses)	(0.23)	0.18	0.04	0.14	(0.22)	0.28
Net increase (decrease) from operations	(0.16)	0.34	0.20	0.28	(0.10)	0.49
Dividends from net investment income	(0.08)	(0.17)	(0.16)	(0.15)	(0.12)	(0.22)
Distributions from net realized gains	(0.04)	(0.08)	(0.01)	—	—	—
Total dividends and distributions	(0.12)	(0.25)	(0.17)	(0.15)	(0.12)	(0.22)
Net asset value, end of period	$12.17	$12.45	$12.36	$12.33	$12.20	$12.42
Total investment return[2]	(1.42)%	2.85%	1.64%	2.30%	(0.93)%	4.16%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.02%[3,4]	1.03%[3]	1.03%[3]	1.03%	0.99%[3]	1.00%
Expenses after fee waivers and/or expense reimbursements	0.93%[3,4]	0.93%[3]	0.93%[3]	0.93%	0.93%[3]	0.93%
Net investment income	1.12%[4]	1.31%	1.26%	1.18%	0.98%	1.73%
Supplemental data:
Net assets, end of period (000's)	$17,629	$18,681	$19,932	$28,080	$31,355	$36,665
Portfolio turnover	96%	284%	476%	827%	818%	398%

Class Y

	Six months ended January 31, 2017	Years ended July 31,
	(unaudited)	2016	2015	2014	2013	2012
Net asset value, beginning of period	$12.45	$12.36	$12.33	$12.20	$12.43	$12.15
Net investment income[1]	0.09	0.19	0.19	0.18	0.15	0.24
Net realized and unrealized gains (losses)	(0.25)	0.18	0.04	0.13	(0.23)	0.29
Net increase (decrease) from operations	(0.16)	0.37	0.23	0.31	(0.08)	0.53
Dividends from net investment income	(0.09)	(0.20)	(0.19)	(0.18)	(0.15)	(0.25)
Distributions from net realized gains	(0.04)	(0.08)	(0.01)	—	—	—
Total dividends and distributions	(0.13)	(0.28)	(0.20)	(0.18)	(0.15)	(0.25)
Net asset value, end of period	$12.16	$12.45	$12.36	$12.33	$12.20	$12.43
Total investment return[2]	(1.30)%	3.11%	1.90%	2.56%	(0.68)%	4.42%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	0.98%[3,4]	0.94%[3]	0.86%[3]	1.05%	0.89%[3]	0.88%
Expenses after fee waivers and/or expense reimbursements	0.68%[3,4]	0.68%[3]	0.68%[3]	0.68%	0.68%[3]	0.68%
Net investment income	1.37%[4]	1.56%	1.51%	1.43%	1.24%	1.99%
Supplemental data:
Net assets, end of period (000's)	$373	$401	$444	$543	$674	$990
Portfolio turnover	96%	284%	476%	827%	818%	398%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

PACE Intermediate Fixed Income Investments

Financial highlights (continued)

Class C

	Six months ended January 31, 2017	Years ended July 31,
	(unaudited)	2016	2015	2014	2013	2012
Net asset value, beginning of period	$12.47	$12.37	$12.35	$12.22	$12.44	$12.17
Net investment income[1]	0.04	0.10	0.09	0.08	0.06	0.15
Net realized and unrealized gains (losses)	(0.25)	0.19	0.04	0.14	(0.23)	0.28
Net increase (decrease) from operations	(0.21)	0.29	0.13	0.22	(0.17)	0.43
Dividends from net investment income	(0.04)	(0.11)	(0.10)	(0.09)	(0.05)	(0.16)
Distributions from net realized gains	(0.04)	(0.08)	(0.01)	—	—	—
Total dividends and distributions	(0.08)	(0.19)	(0.11)	(0.09)	(0.05)	(0.16)
Net asset value, end of period	$12.18	$12.47	$12.37	$12.35	$12.22	$12.44
Total investment return[2]	(1.67)%	2.41%	1.05%	1.78%	(1.34)%	3.55%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.53%[3,4]	1.53%[3]	1.53%[3]	1.52%	1.49%[3]	1.51%
Expenses after fee waivers and/or expense reimbursements	1.43%[3,4]	1.43%[3]	1.43%[3]	1.43%	1.43%[3]	1.43%
Net investment income	0.62%[4]	0.81%	0.76%	0.68%	0.48%	1.23%
Supplemental data:
Net assets, end of period (000's)	$1,551	$1,644	$1,931	$2,260	$2,685	$3,270
Portfolio turnover	96%	284%	476%	827%	818%	398%

Class P

	Six months ended January 31, 2017	Years ended July 31,
	(unaudited)	2016	2015	2014	2013	2012
Net asset value, beginning of period	$12.45	$12.36	$12.33	$12.20	$12.43	$12.16
Net investment income[1]	0.09	0.19	0.19	0.18	0.15	0.24
Net realized and unrealized gains (losses)	(0.24)	0.18	0.04	0.13	(0.23)	0.28
Net increase (decrease) from operations	(0.15)	0.37	0.23	0.31	(0.08)	0.52
Dividends from net investment income	(0.09)	(0.20)	(0.19)	(0.18)	(0.15)	(0.25)
Distributions from net realized gains	(0.04)	(0.08)	(0.01)	—	—	—
Total dividends and distributions	(0.13)	(0.28)	(0.20)	(0.18)	(0.15)	(0.25)
Net asset value, end of period	$12.17	$12.45	$12.36	$12.33	$12.20	$12.43
Total investment return[2]	(1.22)%	3.11%	1.90%	2.56%	(0.68)%	4.33%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	0.82%[3,4]	0.83%[3]	0.83%[3]	0.82%	0.74%[3]	0.74%
Expenses after fee waivers and/or expense reimbursements	0.68%[3,4]	0.68%[3]	0.68%[3]	0.68%	0.68%[3]	0.68%
Net investment income	1.37%[4]	1.56%	1.51%	1.43%	1.22%	1.97%
Supplemental data:
Net assets, end of period (000's)	$393,453	$411,148	$403,358	$417,011	$415,894	$421,822
Portfolio turnover	96%	284%	476%	827%	818%	398%

3  Includes interest expense representing less than 0.005%.

4  Annualized.

See accompanying notes to financial statements.

PACE Strategic Fixed Income Investments

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

Class A

	Six months ended January 31, 2017	Years ended July 31,
	(unaudited)	2016	2015	2014	2013	2012
Net asset value, beginning of period	$14.21	$13.93	$13.90	$14.16	$15.29	$14.55
Net investment income[1]	0.18	0.37	0.35	0.37	0.41	0.42
Net realized and unrealized gains (losses)	(0.45)	0.38	0.01	0.11	(0.78)	1.11
Net increase (decrease) from operations	(0.27)	0.75	0.36	0.48	(0.37)	1.53
Dividends from net investment income	(0.22)	(0.37)	(0.33)	(0.28)	(0.43)	(0.52)
Distributions from net realized gains	(0.22)	(0.10)	—	(0.37)	(0.33)	(0.27)
Return of capital	—	—	—	(0.09)	—	—
Total dividends, distributions, and return of capital	(0.44)	(0.47)	(0.33)	(0.74)	(0.76)	(0.79)
Net asset value, end of period	$13.50	$14.21	$13.93	$13.90	$14.16	$15.29
Total investment return[2]	(1.86)%	5.43%	2.69%	3.51%	(2.60)%	10.86%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/ recoupments, including interest expense	1.14%[4]	1.10%[3]	1.07%	1.06%[3]	1.03%[3]	1.04%[3]
Expenses after fee waivers and/or expense reimbursements/ recoupments, including interest expense	1.07%[4]	1.01%[3]	1.05%	1.06%[3]	1.06%[3,5]	1.06%[5,3]
Expenses after fee waivers and/or expense reimbursements/ recoupments, excluding interest expense	0.96%[4]	0.95%	1.03%	1.05%	1.05%[5]	1.06%[5]
Net investment income	2.54%[4]	2.69%	2.52%	2.63%	2.72%	2.85%
Supplemental data:
Net assets, end of period (000's)	$13,423	$13,480	$13,699	$44,465	$67,417	$85,571
Portfolio turnover	109%	133%	154%	154%	186%	162%

Class Y

	Six months ended January 31, 2017	Years ended July 31,
	(unaudited)	2016	2015	2014	2013	2012
Net asset value, beginning of period	$14.19	$13.91	$13.89	$14.15	$15.28	$14.54
Net investment income[1]	0.19	0.39	0.37	0.40	0.42	0.46
Net realized and unrealized gains (losses)	(0.44)	0.38	0.02	0.12	(0.76)	1.10
Net increase (decrease) from operations	(0.25)	0.77	0.39	0.52	(0.34)	1.56
Dividends from net investment income	(0.24)	(0.39)	(0.37)	(0.31)	(0.46)	(0.55)
Distributions from net realized gains	(0.22)	(0.10)	—	(0.37)	(0.33)	(0.27)
Return of capital	—	—	—	(0.10)	—	—
Total dividends, distributions, and return of capital	(0.46)	(0.49)	(0.37)	(0.78)	(0.79)	(0.82)
Net asset value, end of period	$13.48	$14.19	$13.91	$13.89	$14.15	$15.28
Total investment return[2]	(1.73)%	5.68%	2.81%	3.82%	(2.38)%	11.10%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/ recoupments, including interest expense	1.07%[4]	0.97%[3]	0.93%	0.93%[3]	0.90%[3]	0.89%[3]
Expenses after fee waivers and/or expense reimbursements/ recoupments, including interest expense	0.82%[4]	0.87%[3]	0.83%	0.81%[3]	0.81%[3]	0.81%[3]
Expenses after fee waivers and/or expense reimbursements/ recoupments, excluding interest expense	0.71%[4]	0.81%	0.81%	0.81%	0.81%	0.81%
Net investment income	2.78%[4]	2.82%	2.66%	2.90%	2.80%	3.09%
Supplemental data:
Net assets, end of period (000's)	$2,099	$2,283	$2,543	$3,158	$3,638	$5,907
Portfolio turnover	109%	133%	154%	154%	186%	162%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder pay on Portfolio distributions or the redemption of Portfolio shares.

PACE Strategic Fixed Income Investments

Financial highlights (continued)

Class C

	Six months ended January 31, 2017	Years ended July 31,
	(unaudited)	2016	2015	2014	2013	2012
Net asset value, beginning of period	$14.22	$13.93	$13.91	$14.17	$15.29	$14.56
Net investment income[1]	0.14	0.30	0.28	0.30	0.34	0.35
Net realized and unrealized gains (losses)	(0.45)	0.39	0.01	0.11	(0.78)	1.10
Net increase (decrease) from operations	(0.31)	0.69	0.29	0.41	(0.44)	1.45
Dividends from net investment income	(0.19)	(0.30)	(0.27)	(0.23)	(0.35)	(0.45)
Distributions from net realized gains	(0.22)	(0.10)	—	(0.37)	(0.33)	(0.27)
Return of capital	—	—	—	(0.07)	—	—
Total dividends, distributions, and return of capital	(0.41)	(0.40)	(0.27)	(0.67)	(0.68)	(0.72)
Net asset value, end of period	$13.50	$14.22	$13.93	$13.91	$14.17	$15.29
Total investment return[2]	(2.17)%	4.98%	2.16%	3.03%	(2.99)%	10.25%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/ recoupments, including interest expense	1.65%[4]	1.60%[3]	1.54%	1.53%[3]	1.51%[3]	1.52%[3]
Expenses after fee waivers and/or expense reimbursements/ recoupments, including interest expense	1.57%[4]	1.51%[3]	1.52%	1.53%[3]	1.51%[3]	1.52%[3]
Expenses after fee waivers and/or expense reimbursements/ recoupments, excluding interest expense	1.46%[4]	1.45%	1.50%	1.52%	1.51%	1.52%
Net investment income	2.03%[4]	2.19%	1.98%	2.17%	2.26%	2.38%
Supplemental data:
Net assets, end of period (000's)	$9,283	$10,418	$11,752	$15,143	$20,992	$21,193
Portfolio turnover	109%	133%	154%	154%	186%	162%

Class P

	Six months ended January 31, 2017	Years ended July 31,
	(unaudited)	2016	2015	2014	2013	2012
Net asset value, beginning of period	$14.20	$13.92	$13.90	$14.16	$15.29	$14.55
Net investment income[1]	0.19	0.40	0.38	0.40	0.44	0.46
Net realized and unrealized gains (losses)	(0.44)	0.38	0.01	0.11	(0.78)	1.10
Net increase (decrease) from operations	(0.25)	0.78	0.39	0.51	(0.34)	1.56
Dividends from net investment income	(0.24)	(0.40)	(0.37)	(0.30)	(0.46)	(0.55)
Distributions from net realized gains	(0.22)	(0.10)	—	(0.37)	(0.33)	(0.27)
Return of capital	—	—	—	(0.10)	—	—
Total dividends, distributions, and return of capital	(0.46)	(0.50)	(0.37)	(0.77)	(0.79)	(0.82)
Net asset value, end of period	$13.49	$14.20	$13.92	$13.90	$14.16	$15.29
Total investment return[2]	(1.73)%	5.68%	2.91%	3.77%	(2.37)%	11.09%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/ recoupments, including interest expense	0.93%[4]	0.88%[3]	0.82%	0.81%[3]	0.81%[3]	0.82%[3]
Expenses after fee waivers and/or expense reimbursements/ recoupments, including interest expense	0.82%[4]	0.79%[3]	0.80%	0.81%[3,5]	0.81%[3]	0.81%[3]
Expenses after fee waivers and/or expense reimbursements/ recoupments, excluding interest expense	0.71%[4]	0.72%	0.78%	0.81%[5]	0.81%	0.81%
Net investment income	2.78%[4]	2.92%	2.69%	2.90%	2.96%	3.10%
Supplemental data:
Net assets, end of period (000's)	$809,990	$856,301	$893,373	$889,402	$833,352	$795,829
Portfolio turnover	109%	133%	154%	154%	186%	162%

3  Includes interest expense representing less than 0.005%.

4  Annualized.

5  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

See accompanying notes to financial statements.

PACE Municipal Fixed Income Investments

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

Class A

	Six months ended January 31, 2017	Years ended July 31,
	(unaudited)	2016	2015	2014	2013	2012
Net asset value, beginning of period	$13.55	$13.14	$13.19	$12.91	$13.56	$13.00
Net investment income[1]	0.16	0.33	0.32	0.34	0.33	0.37
Net realized and unrealized gains (losses)	(0.64)	0.48	(0.05)	0.38	(0.59)	0.56
Net increase (decrease) from operations	(0.48)	0.81	0.27	0.72	(0.26)	0.93
Dividends from net investment income	(0.16)	(0.33)	(0.32)	(0.34)	(0.33)	(0.37)
Distributions from net realized gains	(0.10)	(0.07)	—	(0.10)	(0.06)	—
Total dividends and distributions	(0.26)	(0.40)	(0.32)	(0.44)	(0.39)	(0.37)
Net asset value, end of period	$12.81	$13.55	$13.14	$13.19	$12.91	$13.56
Total investment return[2]	(3.57)%	6.26%	2.07%	5.64%	(1.99)%	7.21%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	0.92%[3]	0.92%	0.92%	0.92%	0.93%	0.95%
Expenses after fee waivers and/or expense reimbursements	0.85%[3]	0.85%	0.90%[4]	0.90%	0.91%	0.93%
Net investment income	2.41%[3]	2.49%	2.42%	2.59%	2.47%	2.75%
Supplemental data:
Net assets, end of period (000's)	$47,594	$51,397	$53,923	$63,225	$63,540	$71,639
Portfolio turnover	7%	15%	21%	30%	69%	32%

Class Y

	Six months ended January 31, 2017	Years ended July 31,
	(unaudited)	2016	2015	2014	2013	2012
Net asset value, beginning of period	$13.56	$13.15	$13.20	$12.92	$13.57	$13.00
Net investment income[1]	0.17	0.36	0.35	0.37	0.37	0.40
Net realized and unrealized gains (losses)	(0.65)	0.48	(0.05)	0.38	(0.60)	0.57
Net increase (decrease) from operations	(0.48)	0.84	0.30	0.75	(0.23)	0.97
Dividends from net investment income	(0.17)	(0.36)	(0.35)	(0.37)	(0.36)	(0.40)
Distributions from net realized gains	(0.10)	(0.07)	—	(0.10)	(0.06)	—
Total dividends and distributions	(0.27)	(0.43)	(0.35)	(0.47)	(0.42)	(0.40)
Net asset value, end of period	$12.81	$13.56	$13.15	$13.20	$12.92	$13.57
Total investment return[2]	(3.54)%	6.49%	2.32%	5.89%	(1.74)%	7.56%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	0.71%[3]	0.72%	0.70%	0.72%	0.72%	0.73%
Expenses after fee waivers and/or expense reimbursements	0.64%[3]	0.65%	0.65%	0.65%	0.66%	0.68%
Net investment income	2.62%[3]	2.69%	2.67%	2.84%	2.72%	3.00%
Supplemental data:
Net assets, end of period (000's)	$65	$70	$81	$83	$82	$121
Portfolio turnover	7%	15%	21%	30%	69%	32%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder could pay on Portfolio distributions or the redemption of Portfolio shares.

PACE Municipal Fixed Income Investments

Financial highlights (continued)

Class C

	Six months ended January 31, 2017	Years ended July 31,
	(unaudited)	2016	2015	2014	2013	2012
Net asset value, beginning of period	$13.55	$13.14	$13.19	$12.91	$13.57	$13.00
Net investment income[1]	0.13	0.26	0.25	0.27	0.26	0.30
Net realized and unrealized gains (losses)	(0.64)	0.49	(0.05)	0.38	(0.60)	0.57
Net increase (decrease) from operations	(0.51)	0.75	0.20	0.65	(0.34)	0.87
Dividends from net investment income	(0.13)	(0.27)	(0.25)	(0.27)	(0.26)	(0.30)
Distributions from net realized gains	(0.10)	(0.07)	—	(0.10)	(0.06)	—
Total dividends and distributions	(0.23)	(0.34)	(0.25)	(0.37)	(0.32)	(0.30)
Net asset value, end of period	$12.81	$13.55	$13.14	$13.19	$12.91	$13.57
Total investment return[2]	(3.81)%	5.72%	1.55%	5.10%	(2.56)%	6.76%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.42%[3]	1.42%	1.42%	1.43%	1.44%	1.45%
Expenses after fee waivers and/or expense reimbursements	1.35%[3]	1.35%	1.40%	1.40%	1.41%	1.43%
Net investment income	1.91%[3]	1.98%	1.92%	2.09%	1.97%	2.25%
Supplemental data:
Net assets, end of period (000's)	$9,334	$10,537	$10,388	$11,033	$12,336	$13,684
Portfolio turnover	7%	15%	21%	30%	69%	32%

Class P

	Six months ended January 31, 2017	Years ended July 31,
	(unaudited)	2016	2015	2014	2013	2012
Net asset value, beginning of period	$13.56	$13.15	$13.19	$12.91	$13.57	$13.00
Net investment income[1]	0.18	0.36	0.35	0.37	0.36	0.40
Net realized and unrealized gains (losses)	(0.65)	0.49	(0.04)	0.38	(0.60)	0.57
Net increase (decrease) from operations	(0.47)	0.85	0.31	0.75	(0.24)	0.97
Dividends from net investment income	(0.18)	(0.37)	(0.35)	(0.37)	(0.36)	(0.40)
Distributions from net realized gains	(0.10)	(0.07)	—	(0.10)	(0.06)	—
Total dividends and distributions	(0.28)	(0.44)	(0.35)	(0.47)	(0.42)	(0.40)
Net asset value, end of period	$12.81	$13.56	$13.15	$13.19	$12.91	$13.57
Total investment return[2]	(3.52)%	6.51%	2.39%	5.90%	(1.82)%	7.56%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	0.67%[3]	0.67%	0.67%	0.68%	0.70%	0.72%
Expenses after fee waivers and/or expense reimbursements	0.60%[3]	0.60%	0.65%	0.65%	0.66%	0.68%
Net investment income	2.66%[3]	2.73%	2.67%	2.84%	2.70%	3.00%
Supplemental data:
Net assets, end of period (000's)	$323,249	$350,137	$345,157	$334,999	$300,838	$231,010
Portfolio turnover	7%	15%	21%	30%	69%	32%

3  Annualized.

4  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

See accompanying notes to financial statements.

PACE Global Fixed Income Investments

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

Class A

	Six months ended January 31, 2017	Years ended July 31,
	(unaudited)	2016	2015	2014	2013	2012
Net asset value, beginning of period	$10.79	$9.94	$10.82	$10.56	$11.40	$12.52
Net investment income[1]	0.07	0.14	0.16	0.19	0.19	0.25
Net realized and unrealized gains (losses)	(1.04)	1.00	(0.71)	0.34	(0.72)	(0.56)
Net increase (decrease) from operations	(0.97)	1.14	(0.55)	0.53	(0.53)	(0.31)
Dividends from net investment income	(0.18)	(0.29)	(0.23)	(0.14)	(0.16)	(0.81)
Return of capital	—	—	(0.10)	(0.13)	(0.15)	—
Total dividends and return of capital	(0.18)	(0.29)	(0.33)	(0.27)	(0.31)	(0.81)
Net asset value, end of period	$9.64	$10.79	$9.94	$10.82	$10.56	$11.40
Total investment return[2]	(8.99)%	11.77%	(5.17)%	5.08%	(4.80)%	(2.33)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/ recoupments	1.29%[3,4]	1.28%[3]	1.27%[3]	1.28%[3]	1.27%[3]	1.27%
Expenses after fee waivers and/or expense reimbursements/ recoupments	1.06%[3,4]	1.04%[3]	1.17%[3]	1.22%[3]	1.22%[3]	1.21%[5]
Net investment income	1.29%[4]	1.33%	1.56%	1.79%	1.65%	2.16%
Supplemental data:
Net assets, end of period (000's)	$38,761	$45,624	$44,725	$62,808	$70,052	$84,661
Portfolio turnover	93%	38%	40%	46%	63%	40%

Class Y

	Six months ended January 31, 2017	Years ended July 31,
	(unaudited)	2016	2015	2014	2013	2012
Net asset value, beginning of period	$10.75	$9.91	$10.79	$10.54	$11.37	$12.49
Net investment income[1]	0.08	0.16	0.18	0.21	0.21	0.28
Net realized and unrealized gains (losses)	(1.03)	0.99	(0.71)	0.33	(0.71)	(0.57)
Net increase (decrease) from operations	(0.95)	1.15	(0.53)	0.54	(0.50)	(0.29)
Dividends from net investment income	(0.19)	(0.31)	(0.24)	(0.14)	(0.17)	(0.83)
Return of capital	—	—	(0.11)	(0.15)	(0.16)	—
Total dividends and return of capital	(0.19)	(0.31)	(0.35)	(0.29)	(0.33)	(0.83)
Net asset value, end of period	$9.61	$10.75	$9.91	$10.79	$10.54	$11.37
Total investment return[2]	(8.86)%	11.93%	(5.00)%	5.23%	(4.60)%	(2.04)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/ recoupments	1.12%[3,4]	1.07%[3]	1.09%[3]	1.07%[3]	1.09%[3]	1.11%
Expenses after fee waivers and/or expense reimbursements/ recoupments	0.90%[3,4]	0.84%[3]	1.00%[3,5]	1.00%[3]	1.00%[3]	1.00%
Net investment income	1.46%[4]	1.54%	1.72%	2.01%	1.88%	2.37%
Supplemental data:
Net assets, end of period (000's)	$2,625	$4,040	$4,510	$5,479	$5,171	$4,720
Portfolio turnover	93%	38%	40%	46%	63%	40%
1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

PACE Global Fixed Income Investments

Financial highlights (continued)

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

Class C

	Six months ended January 31, 2017	Years ended July 31,
	(unaudited)	2016	2015	2014	2013	2012
Net asset value, beginning of period	$10.79	$9.95	$10.82	$10.57	$11.41	$12.52
Net investment income[1]	0.04	0.09	0.11	0.14	0.13	0.20
Net realized and unrealized gains (losses)	(1.02)	0.99	(0.70)	0.33	(0.72)	(0.56)
Net increase (decrease) from operations	(0.98)	1.08	(0.59)	0.47	(0.59)	(0.36)
Dividends from net investment income	(0.16)	(0.24)	(0.22)	(0.12)	(0.13)	(0.75)
Return of capital	—	—	(0.06)	(0.10)	(0.12)	—
Total dividends and return of capital	(0.16)	(0.24)	(0.28)	(0.22)	(0.25)	(0.75)
Net asset value, end of period	$9.65	$10.79	$9.95	$10.82	$10.57	$11.41
Total investment return[2]	(9.12)%	11.12%	(5.55)%	4.47%	(5.26)%	(2.72)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/ recoupments	1.77%[3,4]	1.76%[3]	1.76%[3]	1.76%[3]	1.75%[3]	1.75%
Expenses after fee waivers and/or expense reimbursements/ recoupments	1.54%[3,4]	1.52%[3]	1.65%[3]	1.70%[3]	1.69%[3]	1.69%
Net investment income	0.81%[4]	0.85%	1.07%	1.31%	1.17%	1.68%
Supplemental data:
Net assets, end of period (000's)	$2,570	$3,160	$2,994	$4,559	$5,862	$6,949
Portfolio turnover	93%	38%	40%	46%	63%	40%

Class P

	Six months ended January 31, 2017	Years ended July 31,
	(unaudited)	2016	2015	2014	2013	2012
Net asset value, beginning of period	$10.79	$9.94	$10.82	$10.56	$11.40	$12.52
Net investment income[1]	0.08	0.15	0.18	0.21	0.21	0.28
Net realized and unrealized gains (losses)	(1.04)	1.01	(0.71)	0.34	(0.72)	(0.57)
Net increase (decrease) from operations	(0.96)	1.16	(0.53)	0.55	(0.51)	(0.29)
Dividends from net investment income	(0.19)	(0.31)	(0.23)	(0.14)	(0.17)	(0.83)
Return of capital	—	—	(0.12)	(0.15)	(0.16)	—
Total dividends and return of capital	(0.19)	(0.31)	(0.35)	(0.29)	(0.33)	(0.83)
Net asset value, end of period	$9.64	$10.79	$9.94	$10.82	$10.56	$11.40
Total investment return[2]	(8.90)%	11.99%	(4.99)%	5.31%	(4.59)%	(2.12)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/ recoupments	1.10%[3,4]	1.08%[3]	1.08%[3]	1.10%[3]	1.10%[3]	1.11%
Expenses after fee waivers and/or expense reimbursements/ recoupments	0.87%[3,4]	0.85%[3]	1.00%[3,5]	1.00%[3]	1.00%[3]	1.00%
Net investment income	1.47%[4]	1.52%	1.71%	2.01%	1.88%	2.37%
Supplemental data:
Net assets, end of period (000's)	$453,278	$512,631	$502,122	$526,312	$467,121	$430,268
Portfolio turnover	93%	38%	40%	46%	63%	40%

3  Includes interest expense representing less than 0.005%.

4  Annualized.

5  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

See accompanying notes to financial statements.

PACE High Yield Investments

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

Class A

	Six months ended January 31, 2017	Years ended July 31,
	(unaudited)	2016	2015	2014	2013	2012
Net asset value, beginning of period	$9.59	$9.70	$10.62	$10.41	$10.15	$10.39
Net investment income[1]	0.28	0.54	0.54	0.56	0.64	0.69
Net realized and unrealized gains (losses)	0.34	(0.11)	(0.78)	0.21	0.41	(0.12)
Net increase (decrease) from operations	0.62	0.43	(0.24)	0.77	1.05	0.57
Dividends from net investment income	(0.28)	(0.47)	(0.53)	(0.56)	(0.63)	(0.70)
Distributions from net realized gains	—	—	(0.15)	—	(0.15)	(0.11)
Return of capital	—	(0.07)	—	—	(0.01)	—
Total dividends, distributions and return of capital	(0.28)	(0.54)	(0.68)	(0.56)	(0.79)	(0.81)
Net asset value, end of period	$9.93	$9.59	$9.70	$10.62	$10.41	$10.15
Total investment return[2]	6.52%	4.88%	(2.29)%	7.59%	10.48%	5.97%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/ recoupments	1.24%[3]	1.26%	1.26%	1.26%	1.27%	1.32%
Expenses after fee waivers and/or expense reimbursements/ recoupments	1.06%[3]	1.08%	1.25%	1.26%	1.27%	1.33%[4]
Net investment income	5.57%[3]	5.84%	5.20%	5.28%	6.07%	7.01%
Supplemental data:
Net assets, end of period (000's)	$4,264	$3,764	$5,330	$23,516	$23,400	$22,405
Portfolio turnover	43%	103%	57%	20%	26%	20%

Class Y

	Six months ended January 31, 2017	Years ended July 31,
	(unaudited)	2016	2015	2014	2013	2012
Net asset value, beginning of period	$9.62	$9.73	$10.66	$10.44	$10.18	$10.42
Net investment income[1]	0.29	0.56	0.55	0.59	0.66	0.72
Net realized and unrealized gains (losses)	0.35	(0.10)	(0.78)	0.22	0.41	(0.12)
Net increase (decrease) from operations	0.64	0.46	(0.23)	0.81	1.07	0.60
Dividends from net investment income	(0.29)	(0.49)	(0.55)	(0.59)	(0.65)	(0.73)
Distributions from net realized gains	—	—	(0.15)	—	(0.15)	(0.11)
Return of capital	—	(0.08)	—	—	(0.01)	—
Total dividends, distributions and return of capital	(0.29)	(0.57)	(0.70)	(0.59)	(0.81)	(0.84)
Net asset value, end of period	$9.97	$9.62	$9.73	$10.66	$10.44	$10.18
Total investment return[2]	6.70%	5.11%	(2.13)%	7.94%	10.74%	6.29%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/ recoupments	1.06%[3]	1.03%	1.03%	1.00%	1.02%	1.03%
Expenses after fee waivers and/or expense reimbursements/ recoupments	0.88%[3]	0.86%	1.02%	1.00%	1.02%	1.03%
Net investment income	5.77%[3]	6.09%	5.40%	5.54%	6.26%	7.25%
Supplemental data:
Net assets, end of period (000's)	$646	$874	$1,119	$1,692	$1,552	$572
Portfolio turnover	43%	103%	57%	20%	26%	20%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

PACE High Yield Investments

Financial highlights (continued)

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

Class C

	Six months ended January 31, 2017	Years ended July 31,
	(unaudited)	2016	2015	2014	2013	2012
Net asset value, beginning of period	$9.58	$9.69	$10.62	$10.40	$10.14	$10.38
Net investment income[1]	0.25	0.49	0.48	0.51	0.59	0.64
Net realized and unrealized gains (losses)	0.34	(0.10)	(0.78)	0.22	0.41	(0.12)
Net increase (decrease) from operations	0.59	0.39	(0.30)	0.73	1.00	0.52
Dividends from net investment income	(0.25)	(0.43)	(0.48)	(0.51)	(0.58)	(0.65)
Distributions from net realized gains	—	—	(0.15)	—	(0.15)	(0.11)
Return of capital	—	(0.07)	—	—	(0.01)	—
Total dividends, distributions and return of capital	(0.25)	(0.50)	(0.63)	(0.51)	(0.74)	(0.76)
Net asset value, end of period	$9.92	$9.58	$9.69	$10.62	$10.40	$10.14
Total investment return[2]	6.26%	4.38%	(2.83)%	7.20%	9.98%	5.51%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/ recoupments	1.74%[3]	1.75%	1.73%	1.72%	1.73%	1.77%
Expenses after fee waivers and/or expense reimbursements/ recoupments	1.56%[3]	1.57%	1.72%	1.72%	1.73%	1.77%
Net investment income	5.09%[3]	5.36%	4.71%	4.82%	5.61%	6.49%
Supplemental data:
Net assets, end of period (000's)	$2,964	$3,347	$3,913	$5,607	$5,607	$5,832
Portfolio turnover	43%	103%	57%	20%	26%	20%

Class P

	Six months ended January 31, 2017	Years ended July 31,
	(unaudited)	2016	2015	2014	2013	2012
Net asset value, beginning of period	$9.61	$9.72	$10.65	$10.43	$10.17	$10.41
Net investment income[1]	0.28	0.56	0.55	0.58	0.66	0.72
Net realized and unrealized gains (losses)	0.36	(0.11)	(0.78)	0.23	0.41	(0.14)
Net increase (decrease) from operations	0.64	0.45	(0.23)	0.81	1.07	0.58
Dividends from net investment income	(0.29)	(0.49)	(0.55)	(0.59)	(0.65)	(0.71)
Distributions from net realized gains	—	—	(0.15)	—	(0.15)	(0.11)
Return of capital	—	(0.07)	—	—	(0.01)	—
Total dividends, distributions and return of capital	(0.29)	(0.56)	(0.70)	(0.59)	(0.81)	(0.82)
Net asset value, end of period	$9.96	$9.61	$9.72	$10.65	$10.43	$10.17
Total investment return[2]	6.70%	5.03%	(2.14)%	7.92%	10.70%	6.19%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/ recoupments	1.09%[3]	1.11%	1.09%	1.10%	1.11%	1.15%
Expenses after fee waivers and/or expense reimbursements/ recoupments	0.91%[3]	0.94%	1.03%	1.03%	1.05%	1.10%
Net investment income	5.73%[3]	6.00%	5.39%	5.50%	6.28%	7.21%
Supplemental data:
Net assets, end of period (000's)	$424,059	$412,789	$428,061	$431,812	$357,726	$271,352
Portfolio turnover	43%	103%	57%	20%	26%	20%

3  Annualized.

4  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

See accompanying notes to financial statements.

PACE Large Co Value Equity Investments

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

Class A

	Six months ended January 31, 2017	Years ended July 31,
	(unaudited)	2016	2015	2014	2013	2012
Net asset value, beginning of period	$21.35	$23.72	$25.25	$22.53	$17.27	$17.10
Net investment income[1]	0.19	0.34	0.23	0.30	0.23	0.24
Net realized and unrealized gains	2.05	0.11	1.34	2.92	5.27	0.15
Net increase from operations	2.24	0.45	1.57	3.22	5.50	0.39
Dividends from net investment income	(0.35)	(0.32)	(0.30)	(0.21)	(0.24)	(0.22)
Distributions from net realized gains	(0.62)	(2.50)	(2.80)	(0.29)	—	—
Total dividends and distributions	(0.97)	(2.82)	(3.10)	(0.50)	(0.24)	(0.22)
Net asset value, end of period	$22.62	$21.35	$23.72	$25.25	$22.53	$17.27
Total investment return[2]	10.46%	2.87%	6.23%	14.39%	32.12%	2.41%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/ recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	1.46%[3]	1.48%	1.48%	1.32%	1.16%	1.18%
Expenses after fee waivers and/or expense reimbursements/ recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	1.45%[3]	1.47%	1.47%	1.31%	1.15%	1.18%
Expenses after fee waivers and/or expense reimbursements/ recoupments, excluding dividend expense, interest expense and other borrowing costs for investments sold short	1.12%[3]	1.13%	1.13%	1.13%	1.15%	1.18%
Net investment income	1.72%[3]	1.63%	0.94%	1.25%	1.16%	1.43%
Supplemental data:
Net assets, end of period (000's)	$118,716	$111,716	$124,198	$155,480	$151,583	$132,417
Portfolio turnover	38%	65%	97%	71%	71%	62%

Class Y

	Six months ended January 31, 2017	Years ended July 31,
	(unaudited)	2016	2015	2014	2013	2012
Net asset value, beginning of period	$21.41	$23.78	$25.32	$22.60	$17.32	$17.15
Net investment income[1]	0.22	0.40	0.29	0.36	0.27	0.28
Net realized and unrealized gains	2.06	0.11	1.35	2.91	5.29	0.15
Net increase from operations	2.28	0.51	1.64	3.27	5.56	0.43
Dividends from net investment income	(0.41)	(0.38)	(0.38)	(0.26)	(0.28)	(0.26)
Distributions from net realized gains	(0.62)	(2.50)	(2.80)	(0.29)	—	—
Total dividends and distributions	(1.03)	(2.88)	(3.18)	(0.55)	(0.28)	(0.26)
Net asset value, end of period	$22.66	$21.41	$23.78	$25.32	$22.60	$17.32
Total investment return[2]	10.60%	3.16%	6.51%	14.62%	32.46%	2.68%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements, including dividend expense, interest expense and other borrowing costs for investments sold short	1.22%[3]	1.23%	1.23%	1.07%	0.92%	0.94%
Expenses after fee waivers and/or expense reimbursements/ recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	1.20%[3]	1.21%	1.23%	1.06%	0.91%	0.94%
Expenses after fee waivers and/or expense reimbursements/ recoupments, excluding dividend expense, interest expense and other borrowing costs for investments sold short	0.87%[3]	0.88%	0.88%	0.89%	0.91%	0.94%
Net investment income	1.97%[3]	1.89%	1.19%	1.50%	1.40%	1.66%
Supplemental data:
Net assets, end of period (000's)	$18,250	$17,870	$19,593	$19,765	$18,536	$15,642
Portfolio turnover	38%	65%	97%	71%	71%	62%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

PACE Large Co Value Equity Investments

Financial highlights (continued)

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

Class C

	Six months ended January 31, 2017	Years ended July 31,
	(unaudited)	2016	2015	2014	2013	2012
Net asset value, beginning of period	$21.36	$23.69	$25.23	$22.53	$17.26	$17.07
Net investment income[1]	0.11	0.18	0.04	0.11	0.07	0.10
Net realized and unrealized gains	2.03	0.12	1.33	2.91	5.29	0.16
Net increase from operations	2.14	0.30	1.37	3.02	5.36	0.26
Dividends from net investment income	(0.16)	(0.13)	(0.11)	(0.03)	(0.09)	(0.07)
Distributions from net realized gains	(0.62)	(2.50)	(2.80)	(0.29)	—	—
Total dividends and distributions	(0.78)	(2.63)	(2.91)	(0.32)	(0.09)	(0.07)
Net asset value, end of period	$22.72	$21.36	$23.69	$25.23	$22.53	$17.26
Total investment return[2]	10.00%	2.11%	5.44%	13.43%	31.13%	1.55%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/ recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	2.25%[3]	2.26%	2.25%	2.10%	1.95%	1.98%
Expenses after fee waivers and/or expense reimbursements/ recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	2.23%[3]	2.25%	2.25%	2.09%	1.95%	1.98%
Expenses after fee waivers and/or expense reimbursements/ recoupments, excluding dividend expense, interest expense and other borrowing costs for investments sold short	1.90%[3]	1.91%	1.90%	1.92%	1.95%	1.98%
Net investment income	0.95%[3]	0.85%	0.17%	0.47%	0.36%	0.63%
Supplemental data:
Net assets, end of period (000's)	$12,285	$12,690	$14,500	$15,380	$14,437	$12,439
Portfolio turnover	38%	65%	97%	71%	71%	62%

Class P

	Six months ended January 31, 2017	Years ended July 31,
	(unaudited)	2016	2015	2014	2013	2012
Net asset value, beginning of period	$21.31	$23.68	$25.24	$22.52	$17.26	$17.10
Net investment income[1]	0.22	0.39	0.29	0.36	0.27	0.28
Net realized and unrealized gains	2.04	0.12	1.33	2.91	5.27	0.14
Net increase from operations	2.26	0.51	1.62	3.27	5.54	0.42
Dividends from net investment income	(0.40)	(0.38)	(0.38)	(0.26)	(0.28)	(0.26)
Distributions from net realized gains	(0.62)	(2.50)	(2.80)	(0.29)	—	—
Total dividends and distributions	(1.02)	(2.88)	(3.18)	(0.55)	(0.28)	(0.26)
Net asset value, end of period	$22.55	$21.31	$23.68	$25.24	$22.52	$17.26
Total investment return[2]	10.58%	3.17%	6.48%	14.62%	32.47%	2.64%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements, including dividend expense, interest expense and other borrowing costs for investments sold short	1.23%[3]	1.24%	1.24%	1.08%	0.91%	0.93%
Expenses after fee waivers and/or expense reimbursements/ recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	1.22%[3]	1.23%	1.23%	1.07%	0.91%	0.93%
Expenses after fee waivers and/or expense reimbursements/ recoupments, excluding dividend expense, interest expense and other borrowing costs for investments sold short	0.89%[3]	0.89%	0.88%	0.90%	0.91%	0.93%
Net investment income	1.96%[3]	1.87%	1.19%	1.49%	1.40%	1.66%
Supplemental data:
Net assets, end of period (000's)	$1,208,030	$1,160,287	$1,248,338	$1,263,296	$1,135,014	$991,824
Portfolio turnover	38%	65%	97%	71%	71%	62%

3  Annualized.

See accompanying notes to financial statements.

PACE Large Co Growth Equity Investments

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

Class A

	Six months ended January 31, 2017	Years ended July 31,
	(unaudited)	2016	2015	2014	2013	2012
Net asset value, beginning of period	$22.37	$26.24	$25.75	$23.52	$19.40	$18.62
Net investment income (loss)[1]	0.05	(0.05)	(0.15)	0.07	0.08	(0.00)[2]
Net realized and unrealized gains (losses)	(0.03)	0.10	3.70	4.39	4.08	0.78
Net increase from operations	0.02	0.05	3.55	4.46	4.16	0.78
Dividends from net investment income	(0.03)	—	—	(0.04)	(0.04)	—
Distributions from net realized gains	(0.72)	(3.92)	(3.06)	(2.19)	—	—
Total dividends and distributions	(0.75)	(3.92)	(3.06)	(2.23)	(0.04)	—
Net asset value, end of period	$21.64	$22.37	$26.24	$25.75	$23.52	$19.40
Total investment return[3]	0.12%	0.73%	14.60%	19.60%	21.45%	4.19%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments	1.18%[4,5]	1.19%[4]	1.18%[4]	1.18%	1.21%	1.23%
Expenses after fee waivers and/or expense reimbursements/recoupments	1.18%[4,5]	1.18%[4]	1.18%[4]	1.18%	1.21%	1.23%
Net investment income (loss)	0.44%[5]	(0.24)%	(0.57)%	0.28%	0.40%	(0.02)%
Supplemental data:
Net assets, end of period (000's)	$41,390	$42,862	$46,777	$68,207	$63,108	$59,435
Portfolio turnover	20%	33%	48%	40%	76%	54%

Class Y

	Six months ended January 31, 2017	Years ended July 31,
	(unaudited)	2016	2015	2014	2013	2012
Net asset value, beginning of period	$23.19	$26.98	$26.39	$24.06	$19.86	$19.05
Net investment income (loss)[1]	0.08	0.01	(0.09)	0.14	0.14	0.04
Net realized and unrealized gains (losses)	(0.04)	0.12	3.80	4.48	4.17	0.81
Net increase from operations	0.04	0.13	3.71	4.62	4.31	0.85
Dividends from net investment income	(0.09)	—	(0.06)	(0.10)	(0.11)	(0.04)
Distributions from net realized gains	(0.72)	(3.92)	(3.06)	(2.19)	—	—
Total dividends and distributions	(0.81)	(3.92)	(3.12)	(2.29)	(0.11)	(0.04)
Net asset value, end of period	$22.42	$23.19	$26.98	$26.39	$24.06	$19.86
Total investment return[3]	0.19%	1.04%	14.89%	19.86%	21.77%	4.49%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	0.93%[4,5]	0.92%[4]	0.92%[4]	0.93%	0.96%	0.97%
Expenses after fee waivers and/or expense reimbursements	0.92%[4,5]	0.91%[4]	0.92%[4]	0.93%	0.96%	0.97%
Net investment income (loss)	0.70%[5]	0.02%	(0.32)%	0.53%	0.66%	0.23%
Supplemental data:
Net assets, end of period (000's)	$12,856	$13,989	$16,174	$15,858	$14,814	$13,258
Portfolio turnover	20%	33%	48%	40%	76%	54%

1  Calculated using the average shares method.

2  Amount represents less than $0.005 per share.

3  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

PACE Large Co Growth Equity Investments

Financial highlights (continued)

Class C

	Six months ended January 31, 2017	Years ended July 31,
	(unaudited)	2016	2015	2014	2013	2012
Net asset value, beginning of period	$18.73	$22.79	$22.91	$21.29	$17.67	$17.10
Net investment income (loss)[1]	(0.03)	(0.20)	(0.31)	(0.13)	(0.08)	(0.14)
Net realized and unrealized gains (losses)	(0.04)	0.06	3.25	3.94	3.70	0.71
Net increase from operations	(0.07)	(0.14)	2.94	3.81	3.62	0.57
Dividends from net investment income	—	—	—	—	—	—
Distributions from net realized gains	(0.72)	(3.92)	(3.06)	(2.19)	—	—
Total dividends and distributions	(0.72)	(3.92)	(3.06)	(2.19)	—	—
Net asset value, end of period	$17.94	$18.73	$22.79	$22.91	$21.29	$17.67
Total investment return[3]	(0.34)%	(0.08)%	13.67%	18.54%	20.49%	3.33%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments	2.01%[4,5]	2.00%[4]	1.99%[4]	2.00%	2.04%	2.07%
Expenses after fee waivers and/or expense reimbursements/recoupments	2.00%[4,5]	1.99%[4]	1.99%[4]	2.03%[6]	2.05%[6]	2.05%
Net investment income (loss)	(0.34)%[5]	(1.06)%	(1.39)%	(0.57)%	(0.43)%	(0.84)%
Supplemental data:
Net assets, end of period (000's)	$2,913	$3,565	$4,104	$4,204	$4,033	$3,720
Portfolio turnover	20%	33%	48%	40%	76%	54%

Class P

	Six months ended January 31, 2017	Years ended July 31,
	(unaudited)	2016	2015	2014	2013	2012
Net asset value, beginning of period	$23.03	$26.83	$26.26	$23.95	$19.77	$18.97
Net investment income (loss)[1]	0.08	0.00[2]	(0.08)	0.14	0.14	0.05
Net realized and unrealized gains (losses)	(0.05)	0.12	3.77	4.46	4.15	0.79
Net increase from operations	0.03	0.12	3.69	4.60	4.29	0.84
Dividends from net investment income	(0.08)	—	(0.06)	(0.10)	(0.11)	(0.04)
Distributions from net realized gains	(0.72)	(3.92)	(3.06)	(2.19)	—	—
Total dividends and distributions	(0.80)	(3.92)	(3.12)	(2.29)	(0.11)	(0.04)
Net asset value, end of period	$22.26	$23.03	$26.83	$26.26	$23.95	$19.77
Total investment return[3]	0.18%	1.01%	14.88%	19.87%	21.79%	4.48%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	0.93%[4,5]	0.93%[4]	0.92%[4]	0.93%	0.95%	0.96%
Expenses after fee waivers and/or expense reimbursements	0.93%[4,5]	0.92%[4]	0.92%[4]	0.93%	0.95%	0.96%
Net investment income (loss)	0.69%[5]	0.01%	(0.32)%	0.53%	0.65%	0.24%
Supplemental data:
Net assets, end of period (000's)	$1,155,586	$1,214,069	$1,359,224	$1,289,577	$1,113,514	$1,036,636
Portfolio turnover	20%	33%	48%	40%	76%	54%

4  Includes interest expense representing less than 0.005%.

5  Annualized.

6  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

See accompanying notes to financial statements.

PACE Small/Medium Co Value Equity Investments

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

Class A

	Six months ended January 31, 2017	Years ended July 31,
	(unaudited)	2016	2015	2014	2013	2012
Net asset value, beginning of period	$18.86	$20.81	$22.05	$22.19	$16.61	$17.05
Net investment income[1]	0.21	0.07	0.11	0.05	0.13	0.03
Net realized and unrealized gains (losses)	2.51	0.08	1.41	2.67	5.55	(0.47)
Net increase (decrease) from operations	2.72	0.15	1.52	2.72	5.68	(0.44)
Dividends from net investment income	(0.28)	(0.11)	(0.03)	(0.09)	(0.10)	—
Distributions from net realized gains	(0.56)	(1.99)	(2.73)	(2.77)	—	—
Total dividends and distributions	(0.84)	(2.10)	(2.76)	(2.86)	(0.10)	—
Net asset value, end of period	$20.74	$18.86	$20.81	$22.05	$22.19	$16.61
Total investment return[2]	14.37%	1.60%	7.35%	12.74%	34.23%	(2.58)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.22%[3]	1.24%	1.24%	1.24%	1.28%	1.32%
Expenses after fee waivers and/or expense reimbursements	1.18%[3]	1.24%	1.24%	1.24%	1.28%	1.32%
Net investment income	2.07%[3]	0.41%	0.53%	0.24%	0.68%	0.21%
Supplemental data:
Net assets, end of period (000's)	$18,471	$16,670	$18,334	$32,039	$31,930	$27,101
Portfolio turnover	69%	74%	66%	86%	97%	72%

Class Y

	Six months ended January 31, 2017	Years ended July 31,
	(unaudited)	2016	2015	2014	2013	2012
Net asset value, beginning of period	$19.55	$21.48	$22.73	$22.79	$17.06	$17.51
Net investment income[1]	0.27	0.12	0.14	0.08	0.16	0.06
Net realized and unrealized gains (losses)	2.55	0.09	1.45	2.75	5.70	(0.50)
Net increase (decrease) from operations	2.82	0.21	1.59	2.83	5.86	(0.44)
Dividends from net investment income	(0.28)	(0.15)	(0.11)	(0.12)	(0.13)	(0.01)
Distributions from net realized gains	(0.56)	(1.99)	(2.73)	(2.77)	—	—
Total dividends and distributions	(0.84)	(2.14)	(2.84)	(2.89)	(0.13)	(0.01)
Net asset value, end of period	$21.53	$19.55	$21.48	$22.73	$22.79	$17.06
Total investment return[2]	14.39%	1.81%	7.47%	12.84%	34.41%	(2.45)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments	1.14%[3]	1.07%	1.10%	1.11%	1.19%	1.16%
Expenses after fee waivers and/or expense reimbursements/recoupments	1.10%[3]	1.07%	1.10%	1.13%[5]	1.16%	1.16%
Net investment income	2.60%[3]	0.63%	0.63%	0.35%	0.80%	0.36%
Supplemental data:
Net assets, end of period (000's)	$352	$697	$998	$912	$768	$443
Portfolio turnover	69%	74%	66%	86%	97%	72%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

PACE Small/Medium Co Value Equity Investments

Financial highlights (continued)

Class C

	Six months ended January 31, 2017	Years ended July 31,
	(unaudited)	2016	2015	2014	2013	2012
Net asset value, beginning of period	$15.99	$17.99	$19.52	$20.00	$15.00	$15.53
Net investment income[1]	0.12	(0.06)	(0.05)	(0.10)	(0.01)	(0.08)
Net realized and unrealized gains (losses)	2.11	0.05	1.25	2.39	5.01	(0.45)
Net increase (decrease) from operations	2.23	(0.01)	1.20	2.29	5.00	(0.53)
Dividends from net investment income	(0.15)	—	—	—	—	—
Distributions from net realized gains	(0.56)	(1.99)	(2.73)	(2.77)	—	—
Total dividends and distributions	(0.71)	(1.99)	(2.73)	(2.77)	—	—
Net asset value, end of period	$17.51	$15.99	$17.99	$19.52	$20.00	$15.00
Total investment return[2]	13.90%	0.83%	6.59%	11.84%	33.24%	(3.35)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.99%[3]	2.01%	1.98%	2.00%	2.03%	2.07%
Expenses after fee waivers and/or expense reimbursements	1.95%[3]	2.01%	1.98%	2.00%	2.03%	2.07%
Net investment income	1.38%[3]	(0.36)%	(0.24)%	(0.51)%	(0.08)%	(0.54)%
Supplemental data:
Net assets, end of period (000's)	$4,346	$4,324	$4,843	$5,106	$4,983	$4,325
Portfolio turnover	69%	74%	66%	86%	97%	72%

Class P

	Six months ended January 31, 2017	Years ended July 31,
	(unaudited)	2016	2015	2014	2013	2012
Net asset value, beginning of period	$19.35	$21.30	$22.54	$22.63	$16.94	$17.38
Net investment income[1]	0.23	0.10	0.14	0.07	0.15	0.06
Net realized and unrealized gains (losses)	2.57	0.08	1.46	2.72	5.67	(0.50)
Net increase (decrease) from operations	2.80	0.18	1.60	2.79	5.82	(0.44)
Dividends from net investment income	(0.30)	(0.14)	(0.11)	(0.11)	(0.13)	(0.00)[4]
Distributions from net realized gains	(0.56)	(1.99)	(2.73)	(2.77)	—	—
Total dividends and distributions	(0.86)	(2.13)	(2.84)	(2.88)	(0.13)	(0.00)[4]
Net asset value, end of period	$21.29	$19.35	$21.30	$22.54	$22.63	$16.94
Total investment return[2]	14.44%	1.77%	7.49%	12.77%	34.51%	(2.51)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments	1.08%[3]	1.11%	1.09%	1.11%	1.15%	1.22%
Expenses after fee waivers and/or expense reimbursements/recoupments	1.04%[3]	1.11%	1.09%	1.16%[5]	1.16%[5]	1.16%
Net investment income	2.22%[3]	0.53%	0.65%	0.32%	0.79%	0.37%
Supplemental data:
Net assets, end of period (000's)	$531,337	$490,762	$525,959	$510,377	$448,879	$354,936
Portfolio turnover	69%	74%	66%	86%	97%	72%
3  Annualized.

4  Amount represents less than $0.005 per share.

5  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

See accompanying notes to financial statements.

PACE Small/Medium Co Growth Equity Investments

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

Class A

	Six months ended January 31, 2017	Years ended July 31,
	(unaudited)	2016	2015	2014	2013	2012
Net asset value, beginning of period	$14.34	$20.45	$19.72	$21.42	$16.45	$16.66
Net investment loss[1]	(0.04)	(0.10)	(0.14)	(0.16)	(0.08)	(0.12)
Net realized and unrealized gains (losses)	0.75	(2.23)	3.90	1.34	5.35	(0.09)
Net increase (decrease) from operations	0.71	(2.33)	3.76	1.18	5.27	(0.21)
Distributions from net realized gains	—	(3.78)	(3.03)	(2.88)	(0.30)	—
Net asset value, end of period	$15.05	$14.34	$20.45	$19.72	$21.42	$16.45
Total investment return[2]	4.95%	(11.20)%	20.82%	4.92%	32.44%	(1.26)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments	1.25%[3]	1.25%[5]	1.24%	1.25%	1.26%	1.30%
Expenses after fee waivers and/or expense reimbursements/recoupments	1.20%[3]	1.21%[5]	1.21%	1.25%	1.26%	1.30%
Net investment loss	(0.54)%[3]	(0.64)%	(0.70)%	(0.77)%	(0.43)%	(0.73)%
Supplemental data:
Net assets, end of period (000's)	$21,715	$21,912	$28,386	$40,210	$41,721	$36,620
Portfolio turnover	49%	98%	88%	94%	60%	94%

Class Y

	Six months ended January 31, 2017	Years ended July 31,
	(unaudited)	2016	2015	2014	2013	2012
Net asset value, beginning of period	$15.44	$21.67	$20.72	$22.34	$17.13	$17.31
Net investment loss[1]	(0.03)	(0.09)	(0.13)	(0.15)	(0.07)	(0.10)
Net realized and unrealized gains (losses)	0.80	(2.36)	4.11	1.41	5.58	(0.08)
Net increase (decrease) from operations	0.77	(2.45)	3.98	1.26	5.51	(0.18)
Distributions from net realized gains	—	(3.78)	(3.03)	(2.88)	(0.30)	—
Net asset value, end of period	$16.21	$15.44	$21.67	$20.72	$22.34	$17.13
Total investment return[2]	4.99%	(11.11)%	20.89%	5.09%	32.55%	(1.04)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments	1.26%[3]	1.09%[5]	1.13%	1.14%	1.25%	1.25%
Expenses after fee waivers and/or expense reimbursements/recoupments	1.13%[3]	1.12%[4,5]	1.11%[4]	1.13%	1.13%	1.13%
Net investment loss	(0.43)%[3]	(0.55)%	(0.62)%	(0.65)%	(0.33)%	(0.59)%
Supplemental data:
Net assets, end of period (000's)	$126	$488	$844	$667	$588	$224
Portfolio turnover	49%	98%	88%	94%	60%	94%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

PACE Small/Medium Co Growth Equity Investments

Financial highlights (continued)

Class C

	Six months ended January 31, 2017	Years ended July 31,
	(unaudited)	2016	2015	2014	2013	2012
Net asset value, beginning of period	$11.27	$17.11	$17.07	$19.02	$14.75	$15.05
Net investment loss[1]	(0.08)	(0.17)	(0.24)	(0.28)	(0.20)	(0.21)
Net realized and unrealized gains (losses)	0.59	(1.89)	3.31	1.21	4.77	(0.09)
Net increase (decrease) from operations	0.51	(2.06)	3.07	0.93	4.57	(0.30)
Distributions from net realized gains	—	(3.78)	(3.03)	(2.88)	(0.30)	—
Net asset value, end of period	$11.78	$11.27	$17.11	$17.07	$19.02	$14.75
Total investment return[2]	4.53%	(11.93)%	19.93%	4.16%	31.42%	(1.99)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments	2.02%[3]	2.02%[5]	1.99%	2.01%	2.02%	2.05%
Expenses after fee waivers and/or expense reimbursements/recoupments	1.98%[3]	1.98%[5]	1.96%	2.00%	2.02%	2.05%
Net investment loss	(1.32)%[3]	(1.41)%	(1.46)%	(1.52)%	(1.19)%	(1.49)%
Supplemental data:
Net assets, end of period (000's)	$2,761	$2,753	$4,116	$3,977	$4,038	$3,529
Portfolio turnover	49%	98%	88%	94%	60%	94%

Class P

	Six months ended January 31, 2017	Years ended July 31,
	(unaudited)	2016	2015	2014	2013	2012
Net asset value, beginning of period	$15.21	$21.40	$20.49	$22.13	$16.97	$17.14
Net investment loss[1]	(0.03)	(0.08)	(0.13)	(0.14)	(0.06)	(0.09)
Net realized and unrealized gains (losses)	0.79	(2.33)	4.07	1.38	5.52	(0.08)
Net increase (decrease) from operations	0.76	(2.41)	3.94	1.24	5.46	(0.17)
Distributions from net realized gains	—	(3.78)	(3.03)	(2.88)	(0.30)	—
Net asset value, end of period	$15.97	$15.21	$21.40	$20.49	$22.13	$16.97
Total investment return[2]	5.00%	(11.07)%	20.93%	5.04%	32.57%	(0.99)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments	1.13%[3]	1.13%[5]	1.10%	1.12%	1.14%	1.18%
Expenses after fee waivers and/or expense reimbursements/recoupments	1.08%[3]	1.09%[5]	1.11%[4]	1.13%[4]	1.13%	1.13%
Net investment loss	(0.42)%[3]	(0.52)%	(0.61)%	(0.65)%	(0.30)%	(0.56)%
Supplemental data:
Net assets, end of period (000's)	$444,687	$444,300	$545,517	$474,468	$457,011	$383,330
Portfolio turnover	49%	98%	88%	94%	60%	94%

3  Annualized.

4  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

5  Includes interest expense representing less than 0.005%.

See accompanying notes to financial statements.

PACE International Equity Investments

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

Class A

	Six months ended January 31, 2017	Years ended July 31,
	(unaudited)	2016	2015	2014	2013	2012
Net asset value, beginning of period	$14.19	$15.04	$15.60	$13.96	$11.63	$13.41
Net investment income[1]	0.05	0.22	0.20	0.35	0.24	0.26
Net realized and unrealized gains (losses)	0.33	(0.87)	(0.43)	1.56	2.36	(1.71)
Net increase (decrease) from operations	0.38	(0.65)	(0.23)	1.91	2.60	(1.45)
Dividends from net investment income	(0.28)	(0.20)	(0.33)	(0.27)	(0.27)	(0.33)
Net asset value, end of period	$14.29	$14.19	$15.04	$15.60	$13.96	$11.63
Total investment return[2]	2.76%	(4.30)%	(1.38)%	13.78%	22.63%	(10.58)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements, including dividend expense, interest expense and other borrowing costs for investments sold short	1.72%[3,4]	1.86%[3]	1.78%[3]	1.70%	1.42%	1.43%[3]
Expenses after fee waivers and/or expense reimbursements/ recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	1.69%[3,4]	1.82%[3]	1.75%[3]	1.68%	1.42%[5]	1.43%[3]
Expenses after fee waivers and/or expense reimbursements/ recoupments, excluding dividend expense, interest expense and other borrowing costs for investments sold short	1.38%[4]	1.38%	1.37%	1.37%	1.42%[5]	1.43%
Net investment income	0.71%[4]	1.61%	1.31%	2.33%	1.84%	2.27%
Supplemental data:
Net assets, end of period (000's)	$29,000	$29,788	$33,882	$57,389	$55,533	$51,294
Portfolio turnover	41%	80%	79%	86%	36%	44%

Class Y

	Six months ended January 31, 2017	Years ended July 31,
	(unaudited)	2016	2015	2014	2013	2012
Net asset value, beginning of period	$14.14	$15.00	$15.59	$13.95	$11.63	$13.41
Net investment income[1]	0.07	0.26	0.25	0.40	0.28	0.29
Net realized and unrealized gains (losses)	0.33	(0.88)	(0.44)	1.55	2.35	(1.70)
Net increase (decrease) from operations	0.40	(0.62)	(0.19)	1.95	2.63	(1.41)
Dividends from net investment income	(0.32)	(0.24)	(0.40)	(0.31)	(0.31)	(0.37)
Net asset value, end of period	$14.22	$14.14	$15.00	$15.59	$13.95	$11.63
Total investment return[2]	2.93%	(4.09)%	(1.09)%	14.10%	22.97%	(10.37)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements, including dividend expense, interest expense and other borrowing costs for investments sold short	1.44%[3,4]	1.56%[3]	1.51%[3]	1.42%	1.16%	1.18%[3]
Expenses after fee waivers and/or expense reimbursements/ recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	1.41%[3,4]	1.53%[3]	1.48%[3]	1.40%	1.16%[5]	1.18%[3]
Expenses after fee waivers and/or expense reimbursements/ recoupments, excluding dividend expense, interest expense and other borrowing costs for investments sold short	1.10%[4]	1.09%	1.10%	1.09%	1.16%[5]	1.18%
Net investment income	1.01%[4]	1.86%	1.64%	2.63%	2.13%	2.51%
Supplemental data:
Net assets, end of period (000's)	$13,775	$15,900	$19,150	$22,915	$20,865	$18,004
Portfolio turnover	41%	80%	79%	86%	36%	44%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

PACE International Equity Investments

Financial highlights (continued)

Class C

	Six months ended January 31, 2017	Years ended July 31,
	(unaudited)	2016	2015	2014	2013	2012
Net asset value, beginning of period	$13.88	$14.72	$15.29	$13.68	$11.41	$13.14
Net investment income (loss)[1]	(0.01)	0.11	0.09	0.23	0.13	0.16
Net realized and unrealized gains (losses)	0.33	(0.86)	(0.43)	1.53	2.31	(1.67)
Net increase (decrease) from operations	0.32	(0.75)	(0.34)	1.76	2.44	(1.51)
Dividends from net investment income	(0.15)	(0.09)	(0.23)	(0.15)	(0.17)	(0.22)
Net asset value, end of period	$14.05	$13.88	$14.72	$15.29	$13.68	$11.41
Total investment return[2]	2.37%	(5.10)%	(2.14)%	12.93%	21.50%	(11.35)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements, including dividend expense, interest expense and other borrowing costs for investments sold short	2.53%[3,4]	2.65%[3]	2.58%[3]	2.51%	2.26%	2.27%[3]
Expenses after fee waivers and/or expense reimbursements/ recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	2.50%[3,4]	2.62%[3]	2.55%[3]	2.49%	2.25%	2.27%[3]
Expenses after fee waivers and/or expense reimbursements/ recoupments, excluding dividend expense, interest expense and other borrowing costs for investments sold short	2.19%[4]	2.17%	2.16%	2.18%	2.25%	2.27%
Net investment income	(0.07)%[4]	0.83%	0.62%	1.52%	1.01%	1.41%
Supplemental data:
Net assets, end of period (000's)	$1,863	$2,230	$2,744	$2,919	$2,746	$2,573
Portfolio turnover	41%	80%	79%	86%	36%	44%

Class P

	Six months ended January 31, 2017	Years ended July 31,
	(unaudited)	2016	2015	2014	2013	2012
Net asset value, beginning of period	$14.11	$14.97	$15.56	$13.92	$11.60	$13.39
Net investment income[1]	0.07	0.26	0.25	0.40	0.28	0.29
Net realized and unrealized gains (losses)	0.33	(0.88)	(0.44)	1.54	2.35	(1.71)
Net increase (decrease) from operations	0.40	(0.62)	(0.19)	1.94	2.63	(1.42)
Dividends from net investment income	(0.32)	(0.24)	(0.40)	(0.30)	(0.31)	(0.37)
Net asset value, end of period	$14.19	$14.11	$14.97	$15.56	$13.92	$11.60
Total investment return[2]	2.93%	(4.09)%	(1.11)%	14.12%	22.92%	(10.39)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements, including dividend expense, interest expense and other borrowing costs for investments sold short	1.44%[3,4]	1.58%[3]	1.52%[3]	1.45%	1.17%	1.18%[3]
Expenses after fee waivers and/or expense reimbursements/ recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	1.41%[3,4]	1.54%[3]	1.49%[3]	1.43%	1.17%[5]	1.18%[3]
Expenses after fee waivers and/or expense reimbursements/ recoupments, excluding dividend expense, interest expense and other borrowing costs for investments sold short	1.10%[4]	1.10%	1.10%	1.11%	1.17%[5]	1.18%
Net investment income	0.98%[4]	1.90%	1.69%	2.63%	2.12%	2.54%
Supplemental data:
Net assets, end of period (000's)	$924,347	$924,833	$1,016,420	$1,025,757	$863,063	$698,255
Portfolio turnover	41%	80%	79%	86%	36%	44%

3  Includes interest expense representing less than 0.005%.

4  Annualized.

5  The ratios after and before fee waivers and/or expense reimbursements are the same since the fee waiver/reimbursement represents less than 0.01%.

See accompanying notes to financial statements.

PACE International Emerging Markets Equity Investments

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

Class A

	Six months ended January 31, 2017	Years ended July 31,
	(unaudited)	2016	2015	2014	2013	2012
Net asset value, beginning of period	$11.41	$11.81	$13.56	$12.29	$11.81	$13.80
Net investment income[1]	0.01	0.09	0.09	0.14	0.09	0.11
Net realized and unrealized gains (losses)	0.15	(0.46)	(1.78)	1.17	0.49	(1.86)
Net increase (decrease) from operations	0.16	(0.37)	(1.69)	1.31	0.58	(1.75)
Dividends from net investment income	(0.09)	(0.03)	(0.06)	(0.04)	(0.10)	(0.11)
Distributions from net realized gains	—	—	—	—	—	(0.13)
Total dividends and distributions	(0.09)	(0.03)	(0.06)	(0.04)	(0.10)	(0.24)
Net asset value, end of period	$11.48	$11.41	$11.81	$13.56	$12.29	$11.81
Total investment return[3]	1.47%	(3.08)%	(12.50)%	10.71%	4.81%	(12.52)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.83%[4,5]	1.90%[4]	1.77%[4]	1.80%	1.82%	1.90%
Expenses after fee waivers and/or expense reimbursements	1.75%[4,5]	1.80%[4]	1.67%[4]	1.69%	1.75%	1.90%
Net investment income	0.22%[5]	0.86%	0.67%	1.14%	0.72%	0.93%
Supplemental data:
Net assets, end of period (000's)	$3,716	$3,931	$4,707	$17,200	$16,810	$17,559
Portfolio turnover	34%	65%	63%	74%	158%	30%

Class Y

	Six months ended January 31, 2017	Years ended July 31,
	(unaudited)	2016	2015	2014	2013	2012
Net asset value, beginning of period	$11.51	$11.97	$13.82	$12.53	$12.03	$14.06
Net investment income[1]	0.03	0.12	0.15	0.18	0.12	0.14
Net realized and unrealized gains (losses)	0.14	(0.47)	(1.84)	1.18	0.51	(1.90)
Net increase (decrease) from operations	0.17	(0.35)	(1.69)	1.36	0.63	(1.76)
Dividends from net investment income	(0.12)	(0.11)	(0.16)	(0.07)	(0.13)	(0.14)
Distributions from net realized gains	—	—	—	—	—	(0.13)
Total dividends and distributions	(0.12)	(0.11)	(0.16)	(0.07)	(0.13)	(0.27)
Net asset value, end of period	$11.56	$11.51	$11.97	$13.82	$12.53	$12.03
Total investment return[3]	1.58%	(2.80)%	(12.30)%	10.94%	5.13%	(12.35)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.57%[4,5]	1.63%[4]	1.53%[4]	1.55%	1.58%	1.67%
Expenses after fee waivers and/or expense reimbursements	1.50%[4,5]	1.54%[4]	1.44%[4]	1.44%	1.51%	1.67%
Net investment income	0.48%[5]	1.14%	1.15%	1.37%	0.94%	1.17%
Supplemental data:
Net assets, end of period (000's)	$6,928	$7,923	$8,767	$11,978	$12,835	$13,835
Portfolio turnover	34%	65%	63%	74%	158%	30%

1  Calculated using the average shares method.

2  Amount represents less than $0.005 per share.

3  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

PACE International Emerging Markets Equity Investments

Financial highlights (continued)

Class C

	Six months ended January 31, 2017	Years ended July 31,
	(unaudited)	2016	2015	2014	2013	2012
Net asset value, beginning of period	$10.52	$10.93	$12.61	$11.48	$11.04	$12.87
Net investment income (loss)[1]	(0.03)	0.01	0.03	0.04	(0.00)[2]	0.02
Net realized and unrealized gains (losses)	0.14	(0.42)	(1.68)	1.09	0.44	(1.72)
Net increase (decrease) from operations	0.11	(0.41)	(1.65)	1.13	0.44	(1.70)
Dividends from net investment income	(0.01)	—	(0.03)	—	—	—
Distributions from net realized gains	—	—	—	—	—	(0.13)
Total dividends and distributions	(0.01)	—	(0.03)	—	—	(0.13)
Net asset value, end of period	$10.62	$10.52	$10.93	$12.61	$11.48	$11.04
Total investment return[3]	1.05%	(3.75)%	(13.17)%	9.93%	3.99%	(13.13)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	2.59%[4,5]	2.65%[4]	2.50%[4]	2.55%	2.57%	2.65%
Expenses after fee waivers and/or expense reimbursements	2.50%[4,5]	2.55%[4]	2.41%[4]	2.44%	2.49%	2.65%
Net investment income	(0.54)%[5]	0.12%	0.21%	0.37%	(0.04)%	0.16%
Supplemental data:
Net assets, end of period (000's)	$1,230	$1,337	$1,661	$2,079	$2,201	$2,396
Portfolio turnover	34%	65%	63%	74%	158%	30%

Class P

	Six months ended January 31, 2017	Years ended July 31,
	(unaudited)	2016	2015	2014	2013	2012
Net asset value, beginning of period	$11.45	$11.91	$13.75	$12.47	$11.98	$14.00
Net investment income[1]	0.03	0.12	0.16	0.18	0.12	0.12
Net realized and unrealized gains (losses)	0.14	(0.47)	(1.85)	1.17	0.47	(1.89)
Net increase (decrease) from operations	0.17	(0.35)	(1.69)	1.35	0.59	(1.77)
Dividends from net investment income	(0.12)	(0.11)	(0.15)	(0.07)	(0.10)	(0.12)
Distributions from net realized gains	—	—	—	—	—	(0.13)
Total dividends and distributions	(0.12)	(0.11)	(0.15)	(0.07)	(0.10)	(0.25)
Net asset value, end of period	$11.50	$11.45	$11.91	$13.75	$12.47	$11.98
Total investment return[3]	1.55%	(2.82)%	(12.33)%	10.86%	4.87%	(12.49)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.61%[4,5]	1.69%[4]	1.56%[4]	1.64%	1.75%	1.88%
Expenses after fee waivers and/or expense reimbursements	1.50%[4,5]	1.60%[4]	1.47%[4]	1.53%	1.67%	1.88%
Net investment income	0.46%[5]	1.10%	1.18%	1.37%	0.92%	0.97%
Supplemental data:
Net assets, end of period (000's)	$398,179	$394,346	$417,751	$450,438	$334,525	$218,196
Portfolio turnover	34%	65%	63%	74%	158%	30%

4  Includes interest expense representing less than 0.005%.

5  Annualized.

See accompanying notes to financial statements.

PACE Global Real Estate Securities Investments

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

Class A

	Six months ended January 31, 2017	Years ended July 31,
	(unaudited)	2016	2015	2014	2013	2012
Net asset value, beginning of period	$8.03	$7.51	$7.33	$6.52	$6.05	$6.02
Net investment income[1]	0.10	0.13	0.16	0.10	0.08	0.09
Net realized and unrealized gains (losses)	(0.54)	0.58	0.02	0.83	0.65	0.08
Net increase (decrease) from operations	(0.44)	0.71	0.18	0.93	0.73	0.17
Dividends from net investment income	(0.30)	(0.19)	—	(0.12)	(0.26)	(0.14)
Net asset value, end of period	$7.29	$8.03	$7.51	$7.33	$6.52	$6.05
Total investment return[2]	(5.35)%	9.86%	2.46%	14.56%	12.24%	3.28%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.54%[3,4]	1.65%	1.59%	1.59%	1.56%	1.69%
Expenses after fee waivers and/or expense reimbursements	1.45%[3,4]	1.45%	1.45%	1.45%	1.45%	1.45%
Net investment income	2.51%[4]	1.79%	2.21%	1.55%	1.19%	1.61%
Supplemental data:
Net assets, end of period (000's)	$444	$373	$363	$5,692	$5,233	$4,838
Portfolio turnover	48%	75%	102%	53%	92%	66%

Class Y

	Six months ended January 31, 2017	Years ended July 31,
	(unaudited)	2016	2015	2014	2013	2012
Net asset value, beginning of period	$7.77	$7.30	$7.37	$6.55	$6.08	$6.05
Net investment income[1]	0.10	0.19	0.14	0.12	0.09	0.11
Net realized and unrealized gains (losses)	(0.52)	0.50	0.05	0.84	0.66	0.07
Net increase (decrease) from operations	(0.42)	0.69	0.19	0.96	0.75	0.18
Dividends from net investment income	(0.30)	(0.22)	(0.26)	(0.14)	(0.28)	(0.15)
Net asset value, end of period	$7.05	$7.77	$7.30	$7.37	$6.55	$6.08
Total investment return[2]	(5.16)%	9.94%	2.58%	14.94%	12.53%	3.46%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	2.00%[3,4]	1.50%	1.27%	1.38%	1.39%	1.39%
Expenses after fee waivers and/or expense reimbursements	1.20%[3,4]	1.20%	1.20%	1.20%	1.20%	1.20%
Net investment income	2.81%[4]	2.80%	1.84%	1.81%	1.43%	1.90%
Supplemental data:
Net assets, end of period (000's)	$23	$25	$281	$280	$294	$210
Portfolio turnover	48%	75%	102%	53%	92%	66%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

PACE Global Real Estate Securities Investments

Financial highlights (continued)

Class C

	Six months ended January 31, 2017	Years ended July 31,
	(unaudited)	2016	2015	2014	2013	2012
Net asset value, beginning of period	$7.69	$7.21	$7.29	$6.48	$6.00	$5.99
Net investment income[1]	0.07	0.08	0.06	0.05	0.03	0.05
Net realized and unrealized gains (losses)	(0.52)	0.56	0.06	0.83	0.65	0.07
Net increase (decrease) from operations	(0.45)	0.64	0.12	0.88	0.68	0.12
Dividends from net investment income	(0.25)	(0.16)	(0.20)	(0.07)	(0.20)	(0.11)
Net asset value, end of period	$6.99	$7.69	$7.21	$7.29	$6.48	$6.00
Total investment return[2]	(5.81)%	9.11%	1.58%	13.77%	11.52%	2.42%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	2.24%[3,4]	2.26%	2.24%	2.30%	2.27%	2.44%
Expenses after fee waivers and/or expense reimbursements	2.20%[3,4]	2.20%	2.20%	2.20%	2.20%	2.20%
Net investment income	1.83%[4]	1.11%	0.79%	0.78%	0.40%	0.92%
Supplemental data:
Net assets, end of period (000's)	$240	$319	$340	$272	$222	$172
Portfolio turnover	48%	75%	102%	53%	92%	66%

Class P

	Six months ended January 31, 2017	Years ended July 31,
	(unaudited)	2016	2015	2014	2013	2012
Net asset value, beginning of period	$7.76	$7.28	$7.35	$6.53	$6.06	$6.03
Net investment income[1]	0.10	0.14	0.14	0.12	0.10	0.10
Net realized and unrealized gains (losses)	(0.51)	0.56	0.05	0.84	0.65	0.08
Net increase (decrease) from operations	(0.41)	0.70	0.19	0.96	0.75	0.18
Dividends from net investment income	(0.32)	(0.22)	(0.26)	(0.14)	(0.28)	(0.15)
Net asset value, end of period	$7.03	$7.76	$7.28	$7.35	$6.53	$6.06
Total investment return[2]	(5.21)%	10.13%	2.59%	15.00%	12.57%	3.47%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.59%[3,4]	1.59%	1.56%	1.63%	1.52%	1.65%
Expenses after fee waivers and/or expense reimbursements	1.20%[3,4]	1.20%	1.20%	1.20%	1.20%	1.20%
Net investment income	2.81%[4]	2.07%	1.83%	1.79%	1.47%	1.88%
Supplemental data:
Net assets, end of period (000's)	$138,105	$151,565	$148,096	$145,067	$116,509	$108,101
Portfolio turnover	48%	75%	102%	53%	92%	66%

3  Includes interest expense representing less than 0.005%.

4  Annualized.

See accompanying notes to financial statements.

PACE Alternative Strategies Investments

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

Class A

	Six months ended January 31, 2017	Years ended July 31,
	(unaudited)	2016	2015	2014	2013	2012
Net asset value, beginning of period	$10.49	$11.10	$10.62	$10.21	$9.35	$9.32
Net investment loss[1]	(0.03)	(0.06)	(0.08)	(0.09)	(0.05)	(0.02)
Net realized and unrealized gains (losses)	0.09	(0.32)	0.56	0.70	0.95	0.05
Net increase (decrease) from operations	0.06	(0.38)	0.48	0.61	0.90	0.03
Dividends from net investment income	—	(0.23)	—	(0.20)	(0.04)	—
Net asset value, end of period	$10.55	$10.49	$11.10	$10.62	$10.21	$9.35
Total investment return[2]	0.57%	(3.47)%	4.52%	5.99%	9.54%	0.43%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/ recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	2.18%[3]	2.02%	1.93%	1.97%	2.01%	2.12%
Expenses after fee waivers and/or expense reimbursements/ recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	2.08%[3]	1.95%	1.88%	1.99%[4]	1.98%[4]	2.10%[4]
Expenses after fee waivers and/or expense reimbursements/ recoupments, excluding dividend expense, interest expense and other borrowing costs for investments sold short	1.74%[3]	1.79%	1.81%	1.88%[4]	1.90%[4]	1.95%[4]
Net investment loss	(0.60)%	(0.53)%	(0.74)%	(0.89)%	(0.49)%	(0.23)%
Supplemental data:
Net assets, end of period (000's)	$9,394	$9,800	$7,408	$77,331	$53,728	$43,644
Portfolio turnover	140%	221%	165%	114%	140%	242%

Class Y

	Six months ended January 31, 2017	Years ended July 31,
	(unaudited)	2016	2015	2014	2013	2012
Net asset value, beginning of period	$10.42	$11.12	$10.71	$10.30	$9.43	$9.38
Net investment income (loss)[1]	(0.02)	(0.02)	(0.05)	(0.07)	(0.03)	0.00[5]
Net realized and unrealized gains (losses)	0.09	(0.31)	0.56	0.70	0.97	0.05
Net increase (decrease) from operations	0.07	(0.33)	0.51	0.63	0.94	0.05
Dividends from net investment income	—	(0.37)	(0.10)	(0.22)	(0.07)	—
Net asset value, end of period	$10.49	$10.42	$11.12	$10.71	$10.30	$9.43
Total investment return[2]	0.67%	(2.99)%	4.82%	6.18%	9.89%	0.64%
Ratios to average net assets:
Expenses before fee waivers and/or reimbursements/ recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	2.00%[3]	1.69%	1.72%	1.74%	1.77%	1.91%
Expenses after fee waivers and/or expense reimbursements/ recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	1.90%[3]	1.62%	1.68%[4]	1.75%[4]	1.73%[4]	1.86%[4]
Expenses after fee waivers and/or expense reimbursements/ recoupments, excluding dividend expense, interest expense and other borrowing costs for investments sold short	1.56%[3]	1.48%	1.60%[4]	1.63%[4]	1.65%[4]	1.70%[4]
Net investment income (loss)	(0.44)%	(0.17)%	(0.43)%	(0.65)%	(0.25)%	0.00%[7]
Supplemental data:
Net assets, end of period (000's)	$772	$1,926	$2,449	$4,629	$2,732	$1,668
Portfolio turnover	140%	221%	165%	114%	140%	242%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

PACE Alternative Strategies Investments

Financial highlights (concluded)

Class C

	Six months ended January 31, 2017	Years ended July 31,
	(unaudited)	2016	2015	2014	2013	2012
Net asset value, beginning of period	$9.93	$10.66	$10.29	$9.90	$9.09	$9.13
Net investment loss[1]	(0.07)	(0.13)	(0.14)	(0.16)	(0.11)	(0.08)
Net realized and unrealized gains (losses)	0.09	(0.30)	0.53	0.67	0.92	0.04
Net increase (decrease) from operations	0.02	(0.43)	0.39	0.51	0.81	(0.04)
Dividends from net investment income	—	(0.30)	(0.02)	(0.12)	—	—
Net asset value, end of period	$9.95	$9.93	$10.66	$10.29	$9.90	$9.09
Total investment return[2]	0.20%	(4.08)%	3.81%	5.18%	8.79%	(0.22)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/ recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	2.94%[3]	2.75%	2.67%	2.71%	2.72%	2.82%
Expenses after fee waivers and/or expense reimbursements/ recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	2.84%[3]	2.68%	2.60%	2.70%	2.70%	2.78%
Expenses after fee waivers and/or expense reimbursements/ recoupments, excluding dividend expense, interest expense and other borrowing costs for investments sold short	2.50%[3]	2.52%	2.52%	2.58%	2.62%	2.63%
Net investment loss	(1.37)%	(1.27)%	(1.37)%	(1.60)%	(1.20)%	(0.91)%
Supplemental data:
Net assets, end of period (000's)	$10,668	$12,398	$9,385	$6,346	$4,827	$4,989
Portfolio turnover	140%	221%	165%	114%	140%	242%

Class P

	Six months ended January 31, 2017	Years ended July 31,
	(unaudited)	2016	2015	2014	2013	2012
Net asset value, beginning of period	$10.38	$11.09	$10.69	$10.27	$9.41	$9.36
Net investment income (loss)[1]	(0.02)	(0.03)	(0.04)	(0.07)	(0.02)	0.00[5]
Net realized and unrealized gains (losses)	0.09	(0.31)	0.55	0.71	0.95	0.05
Net increase (decrease) from operations	0.07	(0.34)	0.51	0.64	0.93	0.05
Dividends from net investment income	—	(0.37)	(0.11)	(0.22)	(0.07)	—
Net asset value, end of period	$10.45	$10.38	$11.09	$10.69	$10.27	$9.41
Total investment return[2]	0.67%	(3.13)%	4.79%	6.27%	9.93%	0.64%
Ratios to average net assets:
Expenses before fee waivers and/or reimbursements/ recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	1.96%[3]	1.77%	1.69%	1.74%[6]	1.74%	1.85%
Expenses after fee waivers and/or expense reimbursements/ recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	1.86%[3]	1.69%	1.62%	1.74%[4,6]	1.71%	1.85%[4]
Expenses after fee waivers and/or expense reimbursements/ recoupments, excluding dividend expense, interest expense and other borrowing costs for investments sold short	1.52%[3]	1.53%	1.54%	1.62%[4]	1.63%	1.69%[4]
Net investment income (loss)	(0.38)%	(0.30)%	(0.38)%	(0.64)%	(0.21)%	0.02%
Supplemental data:
Net assets, end of period (000's)	$646,351	$712,676	$782,683	$611,399	$493,524	$449,925
Portfolio turnover	140%	221%	165%	114%	140%	242%
3  Annualized.

4  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

5  Amount represents less than $0.005 per share.

6  The ratios after and before fee waivers and/or expense reimbursements by and recoupments to manager are the same since the recoupments to manager represent less than 0.01%.

7  Amount represents less than 0.005%.

See accompanying notes to financial statements.

PACE Select Advisors Trust

Notes to financial statements (unaudited)

Organization and significant accounting policies

PACE Select Advisors Trust (the "Trust") is an open-end management investment company registered with the US Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended (the "1940 Act"), currently offering multiple series representing separate investment portfolios. The Trust is a Delaware statutory trust organized under the laws of the State of Delaware by Certificate of Trust dated September 9, 1994, as amended June 9, 1995 and thereafter. The trustees of the Trust have authority to issue an unlimited number of shares of beneficial interest at par value of $0.001 per share.

The Trust has fifteen series available for investment, each having its own investment objectives and policies: PACE Government Money Market Investments, PACE Mortgage-Backed Securities Fixed Income Investments, PACE Intermediate Fixed Income Investments, PACE Strategic Fixed Income Investments, PACE Municipal Fixed Income Investments, PACE Global Fixed Income Investments (formerly, PACE International Fixed Income Investments), PACE High Yield Investments, PACE Large Co Value Equity Investments, PACE Large Co Growth Equity Investments, PACE Small/Medium Co Value Equity Investments, PACE Small/Medium Co Growth Equity Investments, PACE International Equity Investments, PACE International Emerging Markets Equity Investments, PACE Global Real Estate Securities Investments and PACE Alternative Strategies Investments (each a "Portfolio" and collectively, the "Portfolios"). Each of the Portfolios is classified as a diversified investment company for purposes of the 1940 Act.

UBS Asset Management (Americas) Inc. ("UBS AM") serves as the investment manager and administrator for the Portfolios and also as the investment advisor for PACE Government Money Market Investments and a portion of PACE Alternative Strategies Investments' assets. Subject to the approval and oversight of the Portfolios' Board of Trustees (the "Board"), UBS AM selects and oversees other investment subadvisors, who provide advisory services for the other Portfolios. UBS Asset Management (US) Inc. ("UBS AM (US)") serves as principal underwriter for the Portfolios. UBS AM and UBS AM (US) are indirect wholly owned subsidiaries of UBS Group AG. UBS Group AG is an internationally diversified organization with headquarters in Zurich, Switzerland. UBS Group AG operates in many areas of the financial services industry.

With the exception of PACE Government Money Market Investments, which currently offers Class P shares only, each Portfolio currently offers Class A, Class C, Class Y and Class P shares. Each class represents interests in the same assets of the applicable Portfolio and the classes are identical except for differences in their sales charge structures, ongoing service and distribution charges and certain transfer agency and related services expenses. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plan, if any. Class Y and Class P shares have no service or distribution plan. The Portfolios' Class P shares currently are available for purchase only to participants in the PACESM Select Advisors Program and certain other advisory programs offered through select sponsors, except that PACE Government Money Market Investments shares are also available to participants in the PACESM Multi Advisor Program.

The Trust accounts separately for the assets, liabilities and operations of each Portfolio. Expenses directly attributable to each Portfolio are charged to that Portfolio's operations; expenses which are applicable to all Portfolios are allocated among them on a pro rata basis.

In the normal course of business, the Portfolios may enter into contracts that contain a variety of representations that provide indemnification for certain liabilities. The Portfolios' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolios that have not yet occurred. However, the Portfolios have not had any prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

PACE Government Money Market Investments attempts to maintain a stable net asset value of $1.00 per share. There is no assurance, however, that the Portfolio will be able to maintain a stable net asset value of $1.00 per share.

PACE Select Advisors Trust

Notes to financial statements (unaudited)

The Portfolio has adopted certain investment, portfolio valuation and dividend/distribution policies in an attempt to enable it to do so. The Portfolio has adopted a policy to operate as a "government money market fund" and as such the Portfolio is permitted to seek to maintain a stable price per share. In addition, by operating as a "government money market fund", the Portfolio is exempt from requirements that permit the imposition of a liquidity fee and/or temporary redemption gates. While the Portfolio's Board may elect to subject the Portfolio to liquidity fee and gate requirements in the future, the Board has not elected to do so at this time.

The Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") is the exclusive reference of authoritative US generally accepted accounting principles ("US GAAP") recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative US GAAP for SEC registrants. The Portfolios' financial statements are prepared in accordance with US GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

In August 2014, the FASB issued Accounting Standard Update No. 2014-15, Presentation of Financial Statements—Going Concern (Subtopic 205-40): "Disclosure of Uncertainties about an Entity's Ability to Continue as a Going Concern" ("ASU 2014-15"). The update provides guidance about management's responsibility to evaluate whether there is substantial doubt about the entity's ability to continue as a going concern and to provide related footnote disclosure. ASU 2014-15 is effective for annual reporting periods ending after December 15, 2016, and for annual and interim periods thereafter. Management is currently evaluating the impact of the guidance on the disclosures in the financial statements.

The following is a summary of significant accounting policies:

Investment transactions, investment income and expenses—Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions and foreign exchange transactions are calculated using the identified cost method. Dividend income and expense are recorded net of withholding taxes on the ex-dividend date ("ex-date") except in the case of certain dividends from foreign securities which are recorded as soon after the ex-date as the respective Portfolio, using reasonable diligence, becomes aware of such dividends. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

Income, expenses (excluding class-specific expenses) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares (or the value of dividend-eligible shares, as appropriate) of each class at the beginning of the day after adjusting for current capital share activity of the respective classes. Class specific expenses are charged directly to the applicable class of shares.

Dividends and distributions—Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends from net investment income and distributions from net realized capital gains and/or return of capital are determined in accordance with US federal income tax regulations, which may differ from US GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

Foreign currency translation—The books and records of the Portfolios are maintained in US dollars. Foreign currency amounts are translated into US dollars as follows: (1) the foreign currency market value of investment securities and other assets and liabilities stated in foreign currencies are translated into US dollars based on the current exchange rates each business day; and (2) purchases and sales of investment securities and income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resulting exchange gains and losses are included in the Statement of operations.

PACE Select Advisors Trust

Notes to financial statements (unaudited)

The Portfolios do not generally isolate the effect of fluctuations in foreign exchange rates from the effect of the changes in the market prices of securities. However, the Portfolios do isolate the effect of fluctuations in foreign exchange rates when determining the realized gain or loss upon the sale or maturity of foreign currency-denominated securities pursuant to US federal income tax regulations. Net realized foreign currency transaction gain (loss) is treated as ordinary income (loss) for income tax reporting purposes.

Concentration of risk—Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable US companies and US government securities. These risks are greater with respect to securities of issuers located in emerging market countries in which some Portfolios in the Trust invest.

Small capitalization ("small cap") companies may be more vulnerable than larger capitalization ("large cap") companies to adverse business or economic developments. Small cap companies may also have limited product lines, markets or financial resources, and may be dependent on a relatively small management group. Securities of such companies may be less liquid and more volatile than securities of large cap companies or the market averages in general and therefore may involve greater risk than investing in large cap companies. In addition, small cap companies may not be well-known to the investing public, may not have institutional ownership and may have only cyclical, static or moderate growth prospects.

The ability of the issuers of debt securities held by the Portfolios to meet their obligations may be affected by economic and political developments particular to a specific industry, country, state or region.

Investments in bonds with ratings of BB (Standard & Poor's Financial Services LLC or Fitch Ratings, Inc.) or Ba (Moody's Investors Service, Inc.) or below (commonly referred to as "high yield" bonds), or deemed of equivalent quality, have an increased risk of defaulting or otherwise being unable to honor a financial obligation. These securities are considered to be predominantly speculative with respect to an issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. Lower-quality bonds are more likely to be subject to an issuer's default or downgrade than investment grade (higher-quality) bonds.

Valuation of investments

Each Portfolio generally calculates its net asset value on days that the New York Stock Exchange ("NYSE") is open. A Portfolio calculates net asset value separately for each class as of the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time). The NYSE normally is not open, and the Portfolios do not price their shares, on most national holidays and Good Friday. To the extent that a Portfolio's assets are traded in other markets on days when the NYSE is not open, the value of a Portfolio's assets may be affected on those days. If trading on the NYSE is halted for the day before 4:00 p.m., Eastern time, a Portfolio's net asset value per share generally will still be calculated as of the close of regular trading on the NYSE. The time at which a Portfolio calculates its net asset value and until which purchase, sale or exchange orders are accepted may be changed as permitted by the SEC.

Under Rule 2a-7 under the 1940 Act, PACE Government Money Market Investments has adopted a policy to operate as a "government money market fund". Under Rule 2a-7 under the 1940 Act, a "government money market fund" invests 99.5% or more of its total assets in cash, government securities, and/or repurchase agreements that are collateralized fully (i.e., collateralized by cash and/or government securities). As a "government money market fund", PACE Government Money Market Investments values its investments at amortized cost unless the Fund's Board determines that this does not represent fair value. Periodic review and monitoring of the valuation of the securities held by the Fund is performed in an effort to ensure that amortized cost approximates market value.

PACE Select Advisors Trust

Notes to financial statements (unaudited)

Each Portfolio (other than PACE Government Money Market Investments) calculates its net asset value based on the current market value, where available, for its portfolio investments. The Portfolios normally obtain market values for their investments from independent pricing sources and broker-dealers. Independent pricing sources may use reported last sale prices, official market closing prices, current market quotations or valuations from computerized "evaluation" systems that derive values based on comparable investments. An evaluation system incorporates parameters such as security quality, maturity and coupon, and/ or research and evaluations by its staff, including review of broker- dealer market price quotations, if available, in determining the valuation of the portfolio investments. Investments also may be valued based on appraisals derived from information concerning the investment or similar investments received from recognized dealers in those holdings. Investments traded in the over-the-counter ("OTC") market and listed on The NASDAQ Stock Market, Inc. ("NASDAQ") normally are valued at the NASDAQ Official Closing Price. Other OTC securities are valued at the last bid price on the valuation date available prior to valuation. Investments which are listed on US and foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. Investments listed on foreign stock exchanges may be fair valued based on significant events that have occurred subsequent to the close of the foreign markets. In cases where investments are traded on more than one exchange, the investments are valued on the exchange designated as the primary market by UBS AM. If a market value is not readily available from an independent pricing source for a particular investment, that investment is valued at fair value as determined in good faith by or under the direction of the Board. Foreign currency exchange rates are generally determined as of the close of the NYSE.

Certain investments in which the Portfolios invest are traded in markets that close before 4:00 p.m., Eastern time. Normally, developments that occur between the close of the foreign markets and 4:00 p.m., Eastern time, will not be reflected in a Portfolio's net asset value. However, if any of the Portfolios determine that such developments are so significant that they will materially affect the value of the Portfolio's investments, the Portfolio may adjust the previous closing prices to reflect what is believed to be the fair value of these investments as of 4:00 p.m., Eastern time.

Certain Portfolios may use a systematic fair valuation model provided by an independent third party to value investments principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. The systematic fair valuation model may use calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. If an investment is valued at "fair value," that value is likely to be different from the last quoted market price for the investment. The use of the fair valuation model may result in securities being transferred between Level 1 and Level 2 of the fair valuation hierarchy at the end of the reporting period. Transfers between Level 1 and Level 2, if any, are disclosed near the end of each Portfolio's Portfolio of investments.

The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with 60 days or less remaining to maturity, unless the Board determines that this does not represent fair value.

Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Pursuant to the Portfolios' use of the practical expedient within ASC Topic 820, Fair Value Measurement, investments in investment companies without publicly published prices are also valued at the daily net asset value.

All investments quoted in foreign currencies are valued daily in US dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by the Portfolios' custodian.

Futures contracts are generally valued at the settlement price established each day on the exchange on which they are traded. Forward foreign currency contracts are valued daily using forward exchange rates quoted by independent pricing services.

PACE Select Advisors Trust

Notes to financial statements (unaudited)

OTC swaps are marked-to-market daily based upon values from third party vendors or quotations from market makers to the extent available. In the event that market quotations are not readily available or deemed unreliable, the swap is valued at fair value as determined in good faith by or under the direction of the Board. Centrally cleared swaps are valued using prices from the counterparty clearing houses.

The Board has delegated to the Equities, Fixed Income, and Multi-Asset Valuation Committee ("VC") (formerly UBS AM Global Valuation Committee or GVC) the responsibility for making fair value determinations with respect to the Portfolios' portfolio holdings. The VC is comprised of representatives of management. The VC provides reports to the Board at each quarterly meeting regarding any investments that have been fair valued, valued pursuant to standing instructions approved by the VC, or where non-vendor pricing sources had been used to make fair value determinations when sufficient information exists during the prior quarter. Fair valuation determinations are subject to review at least monthly by the VC during scheduled meetings. Pricing decisions, processes, and controls over fair value determinations are subject to internal and external reviews, including annual internal compliance reviews and periodic internal audit reviews.

The types of investments for which such fair value pricing may be necessary include, but are not limited to: foreign investments under some circumstances, securities of an issuer that has entered into a restructuring; investments whose trading has been halted or suspended; fixed income securities that are in default and for which there is no current market value quotation; and investments that are restricted as to transfer or resale. The need to fair value a Portfolio's portfolio investments may also result from low trading volume in foreign markets or thinly traded domestic investments, and when a security that is subject to a trading limit or collar on the exchange or market on which it is primarily traded reaches the "limit up" or "limit down" price and no trading has taken place at that price. Various factors may be reviewed in order to make a good faith determination of an investment's fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the investment; and the evaluation of forces which influence the market in which the investment is purchased and sold. Valuing investments at fair value involves greater reliance on judgment than valuing investments that have readily available market quotations. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service.

US GAAP requires disclosure regarding the various inputs that are used in determining the value of each Portfolio's investments. These inputs are summarized into the three broad levels listed below:

Level 1—Unadjusted quoted prices in active markets for identical investments.

Level 2—Other significant observable inputs, including but not limited to, quoted prices for similar investments, interest rates, prepayment speeds and credit risks.

Level 3—Unobservable inputs inclusive of each Portfolio's own assumptions in determining the fair value of investments.

A fair value hierarchy table has been included near the end of each Portfolio's Portfolio of investments.

Investments

Repurchase agreements—The Portfolios may purchase securities or other obligations from a bank or securities dealer (or its affiliate), subject to the seller's agreement to repurchase them at an agreed upon date (or upon demand) and price. The Portfolios maintain custody of the underlying obligations prior to their repurchase, either through their regular custodian or through a special "tri-party" custodian or sub-custodian that maintains a separate account for both the Portfolios and their counterparty. The underlying collateral is valued daily in an effort to ensure that the value, including accrued interest, is at least equal to the repurchase price.

PACE Select Advisors Trust

Notes to financial statements (unaudited)

Repurchase agreements carry certain risks not associated with direct investments in securities, including a possible decline in the market value of the underlying obligations. If their value becomes less than the repurchase price, plus any agreed-upon additional amount, the counterparty must provide additional collateral so that the collateral is at least equal to the repurchase price plus any agreed-upon additional amount. The difference between the total amount to be received upon repurchase of the obligations and the price that was paid by a Portfolio upon acquisition is accrued as interest and included in its net investment income. In the event of default of the obligation to repurchase, the Portfolios generally have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Repurchase agreements involving obligations other than US government securities (such as commercial paper, corporate bonds, equities and mortgage loans) may be subject to special risks and may not have the benefit of certain protections in the event of counterparty insolvency. Moreover, repurchase agreements secured by obligations that are not eligible for direct investment under Rule 2a-7 under the Investment Company Act or a Portfolio's investment strategies and limitations, may require the Portfolio to promptly dispose of such collateral if the seller or guarantor becomes insolvent. If the seller (or seller's guarantor, if any) becomes insolvent, the Portfolios may suffer delays, costs and possible losses in connection with the disposition or retention of the collateral. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. Each Portfolio intends to enter into repurchase agreements only in transactions with counterparties believed by UBS AM and the applicable subadvisor to present minimal credit risks.

Each Portfolio may participate in joint repurchase agreement transactions with other Portfolios managed, advised or subadvised by UBS AM in accordance with an exemptive order granted by the SEC pursuant to Section 17(d) of the 1940 Act and Rule 17d-1 thereunder. Under certain circumstances, the Portfolios may engage in a repurchase agreement transaction with a yield of zero in order to invest cash amounts remaining in its portfolio at the end of the day in order to avoid having the Portfolios potentially exposed to a fee for uninvested cash held in a business account at a bank.

Reverse repurchase agreements—Certain Portfolios may enter into reverse repurchase agreements with qualified third party banks, securities dealers or their affiliates. Interest on the value of reverse repurchase agreements issued and outstanding is based upon competitive market rates at the time of issuance. At the time a Portfolio enters into a reverse repurchase agreement, the Portfolio establishes and maintains a segregated account with the Portfolio's custodian containing liquid securities having a value not less than the repurchase price, including accrued interest, of the reverse repurchase agreement. At the period ended January 31, 2017, there were no reverse repurchase agreements outstanding.

Securities traded on to-be-announced basis—Certain Portfolios may from time to time purchase, or short sell, securities on a to-be-announced ("TBA") basis. In a TBA transaction, the Portfolio commits to purchasing or selling securities for which all specific information is not yet known at the time of the trade, particularly the face amount and maturity date of the underlying securities. Securities purchased on a TBA basis are not settled until they are delivered to the Portfolio, normally 15 to 45 days later. Beginning on the date the Portfolio enters into a TBA transaction, cash, US government securities or other liquid securities are segregated in an amount equal in value to the purchase price of the TBA security. These transactions are subject to market fluctuations, and their current value is determined in the same manner as for other securities.

Treasury roll transactions—Certain Portfolios may enter into treasury roll transactions. In a treasury roll transaction, a Portfolio sells a Treasury security to a counterparty with a simultaneous agreement to repurchase the same security at an agreed upon price and date. The Portfolio receives cash from the sale of the Treasury security to use for other investment purposes. For US GAAP purposes, a treasury roll transaction is accounted for as a secured borrowing and not as a purchase and sale. The difference between the sale price and repurchase price represents net interest income or net interest expense reflective of an agreed upon rate between the Portfolio and the counterparty over the term of

PACE Select Advisors Trust

Notes to financial statements (unaudited)

the borrowing. The Portfolio will benefit from the transaction if the income earned on the investment purchased with the cash received in the treasury roll transaction exceeds the interest expense incurred by the Portfolio. If the interest expense exceeds the income earned, the Portfolio's net investment income and dividends to shareholders may be adversely impacted.

Treasury roll transactions involve the risk that the market value of the securities that the Portfolio is required to repurchase may decline below the agreed upon repurchase price of those securities. During the period ended January 31, 2017, only PACE Mortgage-Backed Securities Fixed Income Investments and PACE Strategic Fixed Income Investments utilized treasury roll transactions.

The tables below represents the remaining contractual maturity as of January 31, 2017, of the treasury roll transactions accounted for as secured borrowings.

PACE Mortgage-Backed Securities Fixed Income Investments

Type of securities being bought back	Overnight and continuous	Up to 30 days	31-90 days	Greater than 90 days	Total
US government obligations	$—	$5,427,924	$—	$—	$5,427,924

PACE Strategic Fixed Income Investments

Type of securities being bought back	Overnight and continuous	Up to 30 days	31-90 days	Greater than 90 days	Total
US government obligations	$—	$73,147,629	$—	$—	$73,147,629

Mortgage-backed securities—Certain Portfolios may invest in mortgage-backed securities ("MBS"), representing direct or indirect interests in pools of underlying mortgage loans that are secured by real property. These securities provide investors with payments consisting of both principal and interest as the mortgages in the underlying mortgage pools are paid.

The timely payment of principal and interest (but not the market value) on MBS issued or guaranteed by Ginnie Mae (formally known as the Government National Mortgage Association or GNMA) is backed by Ginnie Mae and the full faith and credit of the US government. Obligations issued by Fannie Mae (formally known as the Federal National Mortgage Association or FNMA) and Freddie Mac (formally known as the Federal Home Loan Mortgage Corporation or FHLMC) are historically supported only by the credit of the issuer, but currently are guaranteed by the US government in connection with such agencies being placed temporarily into conservatorship by the US government.

Some MBS are sponsored or issued by private entities. Payments of principal and interest (but not the market value) of such private MBS may be supported by pools of mortgage loans or other MBS that are guaranteed, directly or indirectly, by the US government or one of its agencies or instrumentalities, or they may be issued without any government guarantee of the underlying mortgage assets but with some form of non-government credit enhancement.

Collateralized mortgage obligations ("CMO") are a type of MBS. A CMO is a debt security that may be collateralized by whole mortgage loans or mortgage pass-through securities. The mortgage loans or mortgage pass-through securities are divided into classes or tranches with each class having its own characteristics. Investors typically receive payments out of the interest and principal on the underlying mortgages. The portions of these payments that investors receive, as well as the priority of their rights to receive payments, are determined by the specific terms of the CMO class.

The yield characteristics of MBS differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other obligations generally may be prepaid at any time. Prepayments

PACE Select Advisors Trust

Notes to financial statements (unaudited)

on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors. Generally, prepayments on fixed-rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Certain classes of CMOs and other MBS are structured in a manner that makes them extremely sensitive to changes in prepayment rates. Such classes include interest-only ("IO") and principal-only ("PO") classes. IOs are entitled to receive all or a portion of the interest, but none (or only a nominal amount) of the principal payments, from the underlying mortgage assets. If the mortgage assets underlying an IO experience greater than anticipated principal prepayments, then the total amount of interest payments allocable to the IO class, and therefore the yield to investors, generally will be reduced. Conversely, PO classes are entitled to receive all or a portion of the principal payments, but none of the interest, from the underlying mortgage assets. PO classes are purchased at substantial discounts from par, and the yield to investors will be reduced if principal payments are slower than expected.

Asset-backed securities—Certain Portfolios may invest in asset-backed securities ("ABS"), representing interests in pools of certain types of underlying installment loans, home equity loans, leases of various types of real and personal property and receivables from revolving lines of credit (credit cards). Such assets are securitized through the use of trusts or special purpose corporations. The yield characteristics of ABS differ from those of traditional debt securities. One such major difference is that principal may be prepaid at any time because the underlying obligations generally may be prepaid at any time. ABS may decrease in value as a result of increases in interest rates and may benefit less than other fixed-income securities from declining interest rates because of the risk of prepayment.

Loan assignments and participations—Certain Portfolios may invest in secured or unsecured fixed or floating rate loans ("Loans") arranged through private negotiations between a borrowing corporation, government or other entity and one or more financial institutions ("Lenders") which may be in the form of participations ("Participations") in Loans or assignments ("Assignments") of all or a portion of Loans from third parties. A Portfolio may invest in multiple series or tranches of a Loan, which may have varying terms and carry different associated risks. Participations typically result in a Portfolio having a contractual relationship only with the Lender, not with the borrower. A Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, a Portfolio generally has no direct right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, or any rights of set-off against the borrower, and a Portfolio may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, a Portfolio assumes the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the selling Lender, the Portfolio may be treated as a general creditor of that Lender and may not benefit from any set-off between the Lender and the borrower. A Portfolio will acquire Participations only if its subadvisor determines that the selling Lender is creditworthy. When a Portfolio purchases Assignments from Lenders, it acquires direct rights against the borrower on the Loan. In an Assignment, the Portfolio is entitled to receive payments directly from the borrower and, therefore, does not depend on the selling bank to pass these payments onto the Portfolio. However, because Assignments are arranged through private negotiations between potential assignees and assignors, the rights and obligations acquired by a Portfolio as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

Short sales "against the box"—Each Portfolio (other than PACE Government Money Market Investments and PACE Municipal Fixed Income Investments) may engage in short sale transactions of securities it owns or has the right to acquire at no added cost through conversion or exchange of other securities it owns (short sales "against the box"). A Portfolio might make a short sale "against the box" to hedge against market risks when its subadvisor believes that the price of a security may decline, thereby causing a decline in the value of a security owned by the Portfolio or a security convertible into or exchangeable for a security owned by the Portfolio.

The Portfolio must borrow the security to make delivery to the buyer. The initial amount of a short sale is recorded as a liability which is marked to market daily. Fluctuations in the value of this liability are recorded as unrealized appreciation or depreciation on the Statement of operations. Any loss in the Portfolio's long position after the short sale

PACE Select Advisors Trust

Notes to financial statements (unaudited)

should be reduced by a corresponding gain in the short position. Conversely, any gain in the long position after the short sale should be reduced by a corresponding loss in the short position. When a Portfolio sells short, it establishes a margin account with the broker effecting the short sale and deposits collateral with the broker. In addition, the Portfolio maintains, in a segregated account with its custodian, the securities that could be used to cover the short sale. Each Portfolio incurs transaction costs, including dividend expense, borrowing costs and interest expense, in connection with opening, maintaining and closing short sales "against the box". These dividends and interest are booked as an expense or liability to the Portfolio.

Uncovered short sales—PACE Mortgage-Backed Securities Fixed Income Investments (with respect to securities issued by the US Treasury and TBA securities coupon trades), PACE Large Co Value Equity Investments, PACE International Equity Investments, PACE Global Real Estate Securities Investments and PACE Alternative Strategies Investments may engage in short sale transactions in which the Portfolio sells a security it does not own (or does not have the right to acquire at no added cost), in anticipation of a decline in the security's price.

The Portfolio must borrow the security to make delivery to the buyer. The initial amount of a short sale is recorded as a liability which is marked to market daily. Fluctuations in the value of this liability are recorded as unrealized appreciation or depreciation on the Statement of operations. The Portfolio will realize a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security, and the Portfolio will realize a gain if the security declines in price between those same dates. Each Portfolio segregates collateral, consisting of cash or liquid assets, sufficient to collateralize the market value of the investments sold short. Each Portfolio incurs transaction costs, including dividend expense, borrowing costs and interest expenses in connection with opening, maintaining and closing short sales. These dividends and interest are booked as an expense or liability to the Portfolio.

Because a Portfolio's loss on a short sale arises from increases in the value of the investment sold short, such loss, like the potential increase in price of the security sold short, is theoretically unlimited. The Portfolio's investments held long could also decline in value at the same time the value of the investment sold short increases, thereby increasing the Portfolio's potential for loss. There is also the risk that the counterparty to a short sale transaction may fail to honor its contract terms, causing a loss to the Portfolio. In addition, PACE Large Co Value Equity Investments and PACE International Equity Investments may invest the proceeds received upon the initial sale of the security, resulting in leverage and increasing each Portfolio's return and loss potential. PACE Large Co Value Equity Investments and PACE International Equity Investments may also engage in short sale transactions that are effected through their custodian and may deliver cash received in connection with its securities lending activity to the custodian as collateral to secure the short sale transactions.

For the period ended January 31, 2017, PACE Global Real Estate Securities Investments did not engage in uncovered short sale transactions.

Restricted securities—The Portfolios may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included in each Portfolio's portfolio footnotes.

Derivative instruments

Purchased options—Certain Portfolios may purchase put and call options, including, but not limited to, options on foreign or US securities, indices, foreign currencies, options on futures contracts and options on swap agreements (commonly referred to as swaptions), in order to gain exposure to or protect against changes in the markets or in an attempt to enhance income or gains. Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument.

PACE Select Advisors Trust

Notes to financial statements (unaudited)

The Portfolio pays a premium which is included on the Statement of assets and liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Purchased options are shown as portfolio holdings within the Portfolio of investments and are included in the Statement of assets and liabilities in investments, at value.

The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, security or currency transaction to determine the realized gain or loss.

Option writing—Certain Portfolios may write (sell) put and call options, including, but not limited to, options on foreign or US securities, indices, foreign currencies, options on futures contracts and options on swap agreements (commonly referred to as swaptions), in order to gain exposure to or protect against changes in the markets or in an attempt to enhance income or gains.

When a Portfolio writes a call or a put option, an amount equal to the premium received by the Portfolio is included on the Portfolio's Statement of assets and liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. If an option which the Portfolio has written either expires on its stipulated expiration date or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security or derivative instrument, and the liability related to such option is extinguished. If a call option, which a Portfolio has written, is exercised, the Portfolio recognizes a realized gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security or derivative instrument and the proceeds from the sale are increased by the premium originally received. If a put option, which a Portfolio has written, is exercised, the amount of the premium originally received reduces the cost of the security or derivative instrument which the Portfolio purchases upon exercise of the option.

In writing an option, a Portfolio bears the market risk of an unfavorable change in the price of the derivative instrument, security, or currency underlying the written option. Exercise of an option written by a Portfolio could result in the Portfolio selling or buying a derivative instrument, security or currency at a price different from current market value.

In the normal course of trading activities, the Portfolios trade and hold certain fair valued derivative contracts that constitute guarantees. Such contracts include written put options, where the Portfolios would be obligated to purchase securities at specified prices (i.e. the options are exercised by the counterparties). The maximum payout for these contracts is limited to the number of put option contracts written and the related strike prices, respectively. Maximum payout amounts could be offset by the subsequent sale, if any, of assets obtained via the execution of a payout event. At January 31, 2017, PACE Mortgage-Backed Securities Fixed Income Investments, Intermediate Fixed Income Investments and PACE Strategic Fixed Income Investments had a maximum payout amounts of approximately $12,133,100, $9,855,949 and $14,547,600, respectively, relating to written put option contracts.

Futures contracts—Certain Portfolios may purchase or sell futures contracts to increase or reduce their exposure to an asset class without purchasing or selling the underlying securities, either as a hedge or to enhance income or realized gains. Generally, a futures contract is a standard binding agreement to buy or sell a specified quantity of an underlying reference asset, such as a specific security or currency, at a specified price at a specified later date.

Upon entering into a futures contract, a Portfolio is required to deliver to a broker an amount of cash and/or US government securities equal to a certain percentage of the contract amount. This amount is known as the "initial margin". Subsequent payments, known as "variation margin", generally are made or received by a Portfolio, depending on the daily fluctuations in the value of the underlying futures contracts, except that in the case of certain futures

PACE Select Advisors Trust

Notes to financial statements (unaudited)

contracts that are held through swap contracts, payments may be made or received at settlement. Such variation margin is recorded for financial statement purposes on a daily basis as an unrealized appreciation or depreciation on futures until the futures contract is closed or expires, at which time the net gain or loss is reclassified to realized gain or loss on futures.

Using futures contracts involves various market risks, including interest rate and equity risk. Risks of entering into futures contracts include the possibility that there may be an illiquid market or that a change in the value of the contract may not correlate with changes in the value of the underlying securities. To the extent that market prices move in an unexpected direction, there is a risk that a Portfolio will not achieve the anticipated benefits of the futures contract or may realize a loss.

Forward foreign currency contracts—Certain Portfolios may enter into forward foreign currency contracts as part of their investment objective, for purposes of risk management or to hedge the US dollar value of portfolio securities denominated in a particular currency. Generally, a forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Non-deliverable forward foreign currency contracts are settled with the counterparty in US dollars, or another fully convertible currency, without the physical delivery of foreign currency.

Fluctuations in the value of open forward foreign currency contracts are recorded daily for book purposes as unrealized appreciation or depreciation on forward foreign currency contracts by the Portfolios. Realized gains and losses on forward foreign currency contracts include net gains or losses recognized by the Portfolios on contracts which have been sold or matured.

Risks may arise upon entering into forward foreign currency contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of foreign currencies relative to the US dollar or each other.

Swap agreements—Certain Portfolios may engage in swap agreements, including, but not limited to, interest rate, credit default, total return and variance swap agreements. A Portfolio expects to enter into these transactions to preserve a return or spread on a particular investment or to hedge a portion of the portfolio's duration, to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date, to gain exposure to certain markets in the most economical way possible or in an attempt to enhance income or gains.

The Portfolios accrue for interim payments on swap agreements on a daily basis, with the net amount recorded within unrealized appreciation or depreciation of swap agreements. Once interim payments are settled in cash, the net amount is recorded as realized gain/loss on swap agreements, in addition to realized gain/loss recorded upon the termination of swap agreements on the Statement of operations. Fluctuations in the value of swap agreements are recorded for financial statement purposes as unrealized appreciation or depreciation on swap agreements.

Certain Portfolios may enter into interest rate swap agreements with another party to receive or pay interest (e.g., an exchange of fixed rate payments for floating rate payments) to protect themselves from interest rate fluctuations. This type of swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to a specified interest rate(s) for a specified amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other. Interest rate swap agreements are subject to general market risk, liquidity risk, counterparty risk and interest rate risk.

Credit default swap agreements involve commitments to make or receive payments in the event of a default of a security or other credit event of the referenced obligation. As a buyer, the Portfolio would make periodic payments to the counterparty, and the Portfolio would receive payments only upon the occurrence of a default or credit event. If no default or credit event occurs, the Portfolio will lose its periodic stream of payments over the term of the contract.

PACE Select Advisors Trust

Notes to financial statements (unaudited)

However, if a default or a credit event does occur, the Portfolio typically would receive full notional value for the referenced obligation that may have little or no value. As a seller, the Portfolio would receive periodic payments from the counterparty, and the Portfolio would make payments only upon the occurrence of a default or a credit event. If no default or credit event occurs, the Portfolio will gain the periodic stream of payments it received over the term of the contract and the counterparty will lose its periodic stream of payments over the term of the contract. However, if a default or credit event occurs, the Portfolio typically would pay full notional value for the referenced obligation that may have little or no value. Credit default swap agreements may involve greater risks than if the Portfolio had invested in the referenced obligation directly and are subject to general market risk, liquidity risk and credit risk.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a list of a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of referenced credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name's weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Portfolio may use credit default swap agreements on credit indices to hedge a portfolio of credit default swaps or bonds with a credit default swap on indices which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swap agreements on credit indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Credit default swap agreements on corporate issues or sovereign issues of an emerging market country involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection's right to choose the deliverable obligation with the lowest value following a credit event). A Portfolio may use credit default swap agreements on corporate issues or sovereign issues of an emerging market country to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer's default.

The maximum potential amount of future payments (undiscounted) that a Portfolio as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement, which may exceed the amount of the value reflected on the Statement of assets and liabilities. Notional amounts of all credit default swap agreements outstanding as of the period end for which a Portfolio is the seller of protection are disclosed under the sections "Credit default swap agreements on credit indices—sell protection" and "Credit default swap agreements on corporate and sovereign issues—sell protection" in the Portfolios of investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into, if any, by a Portfolio for the same referenced entity or entities.

Total return swap agreements involve commitments to pay or receive interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security or index underlying the transactions exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty, respectively. Total return swap agreements are marked-to-market daily, and the change,

PACE Select Advisors Trust

Notes to financial statements (unaudited)

if any, is recorded as unrealized appreciation or depreciation. Total return swap agreements are subject to general market risk, liquidity risk, counterparty risk, interest rate risk, credit risk and the risk that there may be unfavorable changes in the underlying investments or instruments.

Variance swap agreements involve two parties agreeing to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a "fixed rate" or strike price payment for the "floating rate" or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price is generally chosen such that the fair value of the swap is zero. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. As a receiver of the realized price variance, the Portfolio would receive the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would owe the payoff amount when the realized price variance of the underlying asset is less than the strike price. As a payer of the realized price variance the Portfolio would owe the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would receive the payoff amount when the variance is less than the strike price.

The use of swap agreements involves investment techniques and risks different from those associated with ordinary portfolio security transactions. If a Portfolio's subadviser is incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of the Portfolio will be less favorable than it would have been if this investment technique was never used. OTC swap agreements do not involve the delivery of securities and are subject to counterparty risk. If the other party to a swap agreement defaults and fails to consummate the transaction, a Portfolio's risk of loss will consist of the net amount of interest or other payments that the Portfolio is contractually entitled to receive. Therefore, the Portfolio would consider the creditworthiness of the counterparty to a swap agreement in evaluating potential credit risk.

Certain clearinghouses offer clearing for limited types of derivatives transactions, such as interest rate and credit default swap agreements. Centrally cleared swap agreements must be transacted through a futures commission merchant ("FCM") and cleared through a clearinghouse that serves as a central counterparty. The performance of a centrally cleared swap transaction is effectively guaranteed by a central clearinghouse, thereby reducing the Portfolio's exposure to the credit risk of its original counterparty. The Portfolio will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared transaction. Centrally cleared swap agreements, if any, are reported on the Statement of assets and liabilities based on variation margin received or paid, if any.

Derivatives by underlying risk—Investment companies value their derivatives at fair value and recognize changes in fair value through the Statement of operations. Under US GAAP, investment companies do not qualify for hedge accounting. Accordingly, even though a Portfolio's investments in derivatives may represent economic hedges, they are considered to be non-hedge transactions for purposes of disclosure under US GAAP.

The volume of derivatives as disclosed in each Portfolio's Portfolio of investments is representative of the volume of derivatives outstanding during the period ended January 31, 2017.

Swap agreements, forward foreign currency contracts, swaptions and options written entered into by the Portfolios may contain credit-risk related contingent features that could be triggered subject to certain circumstances. Such circumstances include agreed upon net asset value thresholds. If triggered, the derivative counterparty could request additional cash margin and/or terminate the derivative contract. The aggregate fair value of the derivative contracts that are in a net liability position that contain these triggers can be found in the Portfolio of investments. The aggre-

PACE Select Advisors Trust

Notes to financial statements (unaudited)

gate fair value of assets that are already posted as collateral as of January 31, 2017 is reflected in the Statement of assets and liabilities.

At January 31, 2017, the Portfolio had the following derivatives categorized by underlying risk:

Asset derivatives1

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
PACE Mortgage-Backed Securities Fixed Income Investments
Options and swaptions purchased	$1,371,990	$—	$—	$—	$1,371,990
Swap agreements	1,248,785	—	—	—	1,248,785
Total value	$2,620,775	$—	$—	$—	$2,620,775

Liability derivatives2

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
PACE Mortgage-Backed Securities Fixed Income Investments
Options and swaptions written	$(96,817)	$—	$—	$—	$(96,817)
Swap agreements	(156,152)	—	—	—	(156,152)
Total value	$(252,969)	$—	$—	$—	$(252,969)

During the period ended January 31, 2017, net realized gains (losses) and net change in unrealized appreciation (depreciation) from derivatives were as follows:

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
PACE Mortgage-Backed Securities Fixed Income Investments
Net realized gain (loss)[3]
Options and swaptions purchased	$60,206	$—	$—	$—	$60,206
Options and swaptions written	534,668	—	—	—	534,668
Swap agreements	889,975	—	—	—	889,975
Total net realized gain (loss)	$1,484,849	$—	$—	$—	$1,484,849
Net change in unrealized appreciation (depreciation)[4]
Options and swaptions purchased	$130,966	$—	$—	$—	$130,966
Options and swaptions written	71,149	—	—	—	71,149
Swap agreements	1,787,187	—	—	—	1,787,187
Net change in appreciation (depreciation)	$1,989,302	$—	$—	$—	$1,989,302

Table footnotes begin on page 315

PACE Select Advisors Trust

Notes to financial statements (unaudited)

At January 31, 2017, the Portfolio had the following derivatives categorized by underlying risk:

Asset derivatives1

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
PACE Intermediate Fixed Income Investments
Futures contracts	$211,501	$—	$—	$—	$211,501
Forward foreign currency contracts	—	44,554	—	—	44,554
Options and swaptions purchased	195,670	38,810	—	—	234,480
Swap agreements	281,303	—	5,884	—	287,187
Total value	$688,474	$83,364	$5,884	$—	$777,722

Liability derivatives2

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
PACE Intermediate Fixed Income Investments
Futures contracts	$(1,247)	$—	$—	$—	$(1,247)
Forward foreign currency contracts	—	(43,845)	—	—	(43,845)
Options and swaptions written	(198,457)	(48,218)	—	—	(246,675)
Swap agreements	(223,424)	—	—	—	(223,424)
Total value	$(423,128)	$(92,063)	$—	$—	$(515,191)

During the period ended January 31, 2017, net realized gains (losses) and net change in unrealized appreciation (depreciation) from derivatives were as follows:

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
PACE Intermediate Fixed Income Investments
Net realized gain (loss)[3]
Futures	$245,262	$—	$—	$—	$245,262
Forward foreign currency contracts	—	56,019	—	—	56,019
Options and swaptions purchased	(38,409)	25,281	—	—	(13,128)
Options and swaptions written	(3,365)	—	—	—	(3,365)
Swap agreements	299,821	—	(16,297)	—	283,524
Total net realized gain (loss)	$503,309	$81,300	$(16,297)	$—	$568,312
Net change in unrealized appreciation (depreciation)[4]
Futures	$746,249	$—	$—	$—	$746,249
Forward foreign currency contracts	—	66,832	—	—	66,832
Options and swaptions purchased	11,256	(46,925)	—	—	(35,669)
Options and swaptions written	(6,646)	(5,413)	—	—	(12,059)
Swap agreements	323,941	—	38,350	—	362,291
Net change in appreciation (depreciation)	$1,074,800	$14,494	$38,350	$—	$1,127,644

Table footnotes begin on page 315

PACE Select Advisors Trust

Notes to financial statements (unaudited)

At January 31, 2017, the Portfolio had the following derivatives categorized by underlying risk:

Asset derivatives1

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
PACE Strategic Fixed Income Investments
Futures contracts	$1,625,349	$83,667	$—	$—	$1,709,016
Forward foreign currency contracts	—	3,071,662	—	—	3,071,662
Options and swaptions purchased	300,351	—	—	—	300,351
Swap agreements	2,496,882	—	1,452,312	—	3,949,194
Total value	$4,422,582	$3,155,329	$1,452,312	$—	$9,030,223

Liability derivatives2

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
PACE Strategic Fixed Income Investments
Futures contracts	$(588,135)	$(332,231)	$—	$—	$(920,366)
Forward foreign currency contracts	—	(4,930,060)	—	—	(4,930,060)
Options and swaptions written	(400,041)	(12,856)	—	—	(412,897)
Swaps agreements	(1,817,366)	—	(1,521,090)	—	(3,338,456)
Total value	$(2,805,542)	$(5,275,147)	$(1,521,090)	$—	$(9,601,779)

During the period ended January 31, 2017, net realized gains (losses) and net change in unrealized appreciation (depreciation) from derivatives were as follows:

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
PACE Strategic Fixed Income Investments
Net realized gain (loss)[3]
Futures	$(10,234,427)	$595,019	$—	$—	$(9,639,408)
Forward foreign currency contracts	—	1,423,337	—	—	1,423,337
Options and swaptions purchased	(277,706)	—	—	—	(277,706)
Options and swaptions written	593,660	702,278	—	—	1,295,938
Swap agreements	(2,296,166)	—	1,863,552	—	(432,614)
Total net realized gain (loss)	$(12,214,639)	$2,720,634	$1,863,552	$—	$(7,630,453)
Net change in unrealized appreciation (depreciation)[4]
Futures	$(1,058,839)	$(430,542)	$—	$—	$(1,489,381)
Forward foreign currency contracts	—	(346,813)	—	—	(346,813)
Options and swaptions purchased	190,400	385,710	—	—	576,110
Options and swaptions written	(161,286)	116,217	—	—	(45,069)
Swap agreements	23,952,009	—	(732,696)	—	23,219,313
Net change in appreciation (depreciation)	$22,922,284	$(275,428)	$(732,696)	$—	$21,914,160

Table footnotes begin on page 315

PACE Select Advisors Trust

Notes to financial statements (unaudited)

At January 31, 2017, the Portfolio had the following derivatives categorized by underlying risk:

Asset derivatives1

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
PACE Global Fixed Income Investments
Futures contracts	$84,045	$—	$—	$—	$84,045
Forward foreign currency contracts	—	6,609,728	—	—	6,609,728
Total value	$84,045	$6,609,728	$—	$—	$6,693,773

Liability derivatives2

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
PACE Global Fixed Income Investments
Futures contracts	$(115,096)	$—	$—	$—	$(115,096)
Forward foreign currency contracts	—	(6,067,558)	—	—	(6,067,558)
Total value	$(115,096)	$(6,067,558)	$—	$—	$(6,182,654)

During the period ended January 31, 2017, net realized gains (losses) and net change in unrealized appreciation (depreciation) from derivatives were as follows:

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
PACE Global Fixed Income Investments
Net realized gain (loss)[3]
Futures	$4,516,485	$—	$—	$—	$4,516,485
Forward foreign currency contracts	—	(15,219,842)	—	—	(15,219,842)
Total net realized gain (loss)	$4,516,485	$(15,219,842)	$—	$—	$(10,703,357)
Net change in unrealized appreciation (depreciation)[4]
Futures	$(2,404,834)	$—	$—	$—	$(2,404,834)
Forward foreign currency contracts	—	(847,382)	—	—	(847,382)
Net change in appreciation (depreciation)	$(2,404,834)	$(847,382)	$—	$—	$(3,252,216)

Table footnotes begin on page 315

PACE Select Advisors Trust

Notes to financial statements (unaudited)

At January 31, 2017, the Portfolio had the following derivatives categorized by underlying risk:

Asset derivatives1

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
PACE High Yield Investments
Forward foreign currency contracts	$—	$11,011	$—	$—	$11,011

Liability derivatives2

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
PACE High Yield Investments
Forward foreign currency contracts	$—	$(3,261,613)	$—	$—	$(3,261,613)

During the period ended January 31, 2017, net realized gains (losses) and net change in unrealized appreciation (depreciation) from derivatives were as follows:

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
PACE High Yield Investments
Net realized gain (loss)[3]
Forward foreign currency contracts	$—	$2,742,933	$—	$—	$2,742,933
Net change in unrealized appreciation (depreciation)[4]
Forward foreign currency contracts	$—	$(1,475,285)	$—	$—	$(1,475,285)

Table footnotes begin on page 315

During the period ended January 31, 2017, net realized gains (losses) and net change in unrealized appreciation (depreciation) from derivatives were as follows:

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
PACE International Equity Investments
Net realized gain (loss)[3]
Forward foreign currency contracts	$—	$83,803	$—	$—	$83,803

Table footnotes begin on page 315

PACE Select Advisors Trust

Notes to financial statements (unaudited)

During the period ended January 31, 2017, net realized gains (losses) and net change in unrealized appreciation (depreciation) from derivatives were as follows:

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
PACE International Emerging Markets Equity Investments
Net realized gain (loss)[3]
Forward foreign currency contracts	$—	$6,281	$—	$—	$6,281

Table footnotes begin on page 315

At January 31, 2017, the Portfolio had the following derivatives categorized by underlying risk:

Asset derivatives1

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
PACE Alternative Strategies Investments
Futures contracts	$1,590,777	$—	$—	$1,451,265	$3,042,042
Forward foreign currency contracts	—	13,820,912	—	—	13,820,912
Options and swaptions purchased	2,245,905	2,957,723	—	3,926,359	9,129,987
Swap agreements	3,786,913	—	2,731,330	548,996	7,067,239
Total value	$7,623,595	$16,778,635	$2,731,330	$5,926,620	$33,060,180

Liability derivatives2

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
PACE Alternative Strategies Investments
Futures contracts	$(274,481)	$—	$—	$(826,630)	$(1,101,111)
Forward foreign currency contracts	—	(14,333,344)	—	—	(14,333,344)
Options and swaptions written	—	(327,981)	—	(164,917)	(492,898)
Swap agreements	(3,238,335)	—	(333,559)	(1,438,218)	(5,010,112)
Total value	$(3,512,816)	$(14,661,325)	$(333,559)	$(2,429,765)	$(20,937,465)

Table footnotes begin on page 315

PACE Select Advisors Trust

Notes to financial statements (unaudited)

During the period ended January 31, 2017, net realized gains (losses) and net change in unrealized appreciation (depreciation) from derivatives were as follows:

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
PACE Alternative Strategies Investments
Net realized gain (loss)[3]
Futures	$210,114	$—	$—	$(1,740,327)	$(1,530,213)
Forward foreign currency contracts	—	7,127,411	—	—	7,127,411
Options and swaptions purchased	97,492	(238,883)	—	(577,271)	(718,662)
Options and swaptions written	—	569,505	—	14,193	583,698
Swap agreements	(6,563,771)	—	2,014,509	(1,116,134)	(5,665,396)
Total net realized gain (loss)	$(6,256,165)	$7,458,033	$2,014,509	$(3,419,539)	$(203,162)
Net change in unrealized appreciation (depreciation)[4]
Futures	$(402,259)	$—	$—	$698,530	$296,271
Forward foreign currency contracts	—	(2,459,918)	—	—	(2,459,918)
Options and swaptions purchased	(114,255)	618,703	—	(1,114,912)	(610,464)
Options and swaptions written	—	(326,303)	—	392,700	66,397
Swap agreements	6,588,922	—	(234,563)	(724,931)	5,629,428
Net change in appreciation (depreciation)	$6,072,408	$(2,167,518)	$(234,563)	$(748,613)	$2,921,714

1  In the Statement of assets and liabilities, options and swaptions purchased are shown within investments, at value, swap agreements (except centrally cleared swap agreements) are shown within swap agreements, at value, while forward foreign currency contracts are shown within unrealized appreciation on forward foreign currency contracts. Futures contracts are reported in the table above using cumulative appreciation of futures contracts and centrally cleared swap agreements are reported at value, as reported in the futures contracts and centrally cleared swap agreements tables at the end of the Portfolio of investments, respectively, but only the variation margin to be received, if any, is reported within the Statement of assets and liabilities.

2  In the Statement of assets and liabilities, options and swaptions written are shown within options and swaptions written, at value, swap agreements (except centrally cleared swap agreements) are shown within swap agreements, at value, while forward foreign currency contracts are shown within unrealized depreciation on forward foreign currency contracts. Futures contracts are reported in the table above using cumulative depreciation of futures contracts and centrally cleared swap agreements are reported at value, as reported in the futures contracts and centrally cleared swap agreements tables at the end of the Portfolio of investments, respectively, but only the variation margin to be paid, if any, is reported within the Statement of assets and liabilities.

3  The net realized gain (loss) is shown in the Statement of operations in net realized gains (losses) from futures, options and swaptions written, swap agreements and forward foreign currency contracts, unless otherwise noted. The net realized gain (loss) of options and swaptions purchased is shown in the Statement of operations in net realized gains (losses) from investments.

4  The net change in unrealized appreciation/depreciation is shown in the Statement of operations in net change in unrealized appreciation/depreciation of futures, options and swaptions written, swap agreements and forward foreign currency contracts, unless otherwise noted. The net change in unrealized appreciation/depreciation of options and swaptions purchased is shown in the Statement of operations in net change in unrealized appreciation/depreciation of investments.

Offsetting of certain derivatives—The Portfolios typically enter into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolios typically may offset with the counterparty certain derivative financial instrument's payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. The Statement of assets and liabilities is presented gross of any netting.

PACE Select Advisors Trust

Notes to financial statements (unaudited)

At January 31, 2017, derivative assets and liabilities (by type) on a gross basis and derivatives subject to an enforceable master netting arrangement ("MNA") or similar agreement were as follows:

PACE Mortgage-Backed Securities Fixed Income Investments

Derivative Financial Instruments:	Assets	Liabilities
Options and swaptions purchased	$1,371,990	$—
Options and swaptions written	—	(96,817)
Swap agreements[1]	1,248,785	(156,152)
Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	2,620,775	(252,969)
Derivatives not subject to MNA or similar agreements	(1,248,785)	151,450
Total gross amount of assets and liabilities subject to MNA or similar agreements	$1,371,990	$(101,519)

The following tables present the Portfolio's derivative assets and liabilities by counterparty net of amounts available for offset under a MNA and net of the related collateral received/pledged by the Portfolio as of the period end.

PACE Mortgage-Backed Securities Fixed Income Investments

Counterparty	Gross Amount of Assets	Financial Instruments and Derivatives Available for Offset	Collateral Received[2]	Net Amount of Assets
BOA	$161,388	$—	$(161,388)	$—
CITI	438,351	—	(438,351)	—
DB	242,500	(41,493)	(201,007)	—
GS	161,388	(197)	(161,191)	—
MSC	313,469	—	(313,469)	—
RBC	54,894	—	—	54,894
Total	$1,371,990	$(41,690)	$(1,275,406)	$54,894
Counterparty	Gross Amount of Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Pledged[2]	Net Amount of Liabilities
CS	$(5,330)	$—	$—	$(5,330)
CSI	(532)	—	532	—
DB	(41,493)	41,493	—	—
GS	(197)	197	—	—
JPMCB	(53,967)	—	—	(53,967)
Total	$(101,519)	$41,690	$532	$(59,297)

Table footnotes begin on page 321

PACE Select Advisors Trust

Notes to financial statements (unaudited)

At January 31, 2017, derivative assets and liabilities (by type) on a gross basis and derivatives subject to an enforceable master netting arrangement ("MNA") or similar agreement were as follows:

PACE Intermediate Fixed Income Investments

Derivative Financial Instruments:	Assets	Liabilities
Forward foreign currency contracts	$44,554	$(43,845)
Futures contracts [1]	211,501	(1,247)
Options and swaptions purchased	234,480	—
Options and swaptions written	—	(246,675)
Swap agreements[1]	287,187	(223,424)
Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	777,722	(515,191)
Derivatives not subject to MNA or similar agreement	(463,515)	174,777
Total gross amount of assets and liabilities subject to MNA or similar agreements	$314,207	$(340,414)

Table footnotes begin on page 321

The following tables present the Portfolio's derivative assets and liabilities by counterparty net of amounts available for offset under a MNA and net of the related collateral received/pledged by the Portfolio as of the period end.

PACE Intermediate Fixed Income Investments

Counterparty	Gross Amount of Assets	Financial Instruments and Derivatives Available for Offset	Collateral Received*	Net Amount of Assets
BB	$53,898	$(35,910)	$—	$17,988
BOA	29,366	(29,366)	—	—
CITI	14,658	(14,658)	—	—
CSI	5,884	—	—	5,884
GS	210,401	(189,992)	—	20,409
Total	$314,207	$(269,926)	$—	$44,281
Counterparty	Gross Amount of Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Pledged[2]	Net Amount of Liabilities
BB	$(35,910)	$35,910	$—	$—
BNP	(1,135)	—	—	(1,135)
BOA	(51,576)	29,366	—	(22,210)
CBA	(466)	—	—	(466)
CITI	(20,416)	14,658	—	(5,758)
GS	(189,992)	189,992	—	—
HSBC	(5,612)	—	—	(5,612)
JPMCB	(32,386)	—	—	(32,386)
RBC	(2,921)	—	—	(2,921)
Total	$(340,414)	$269,926	$—	$(70,488)

Table footnotes begin on page 321

PACE Select Advisors Trust

Notes to financial statements (unaudited)

At January 31, 2017, derivative assets and liabilities (by type) on a gross basis and derivatives subject to an enforceable master netting arrangement ("MNA") or similar agreement were as follows:

PACE Strategic Fixed Income Investments

Derivative Financial Instruments:	Assets	Liabilities
Forward foreign currency contracts	$3,071,662	$(4,930,060)
Futures contracts[1]	1,709,016	(920,366)
Options and swaptions purchased	300,351	—
Options and swaptions written	—	(412,897)
Swap agreements[1]	3,949,194	(3,338,456)
Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	9,030,223	(9,601,779)
Derivatives not subject to MNA or similar agreement	(5,637,109)	3,633,308
Total gross amount of assets and liabilities subject to MNA or similar agreements	$3,393,114	$(5,968,471)

The following tables present the Portfolio's derivative assets and liabilities by counterparty net of amounts available for offset under a MNA and net of the related collateral received/pledged by the Portfolio as of the period end.

PACE Strategic Fixed Income Investments

Counterparty	Gross Amount of Assets	Financial Instruments and Derivatives Available for Offset	Collateral Received[2]	Net Amount of Assets
BB	$41,458	$(41,458)	$—	$—
BNP	42,915	(42,915)	—	—
BOA	26,436	(26,436)	—	—
CITI	101,802	(101,802)	—	—
DB	727,921	(23,896)	(150,000)	554,025
GS	2,719	—	—	2,719
GSB	71,908	(62,076)	—	9,832
GSI	421,376	(370,795)	—	50,581
HSBC	654,246	(6,312)	(646,664)	1,270
JPMCB	475,554	(475,554)	—	—
MSCI	225,724	(225,724)	—	—
RBC	142,610	(107,969)	—	34,641
SG	177,954	—	—	177,954
SSC	280,491	(280,491)	—	—
Total	$3,393,114	$(1,765,428)	$(796,664)	$831,022

Table footnotes begin on page 321

PACE Select Advisors Trust

Notes to financial statements (unaudited)

Counterparty	Gross Amount of Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Pledged[2]	Net Amount of Liabilities
BB	$(114,127)	$41,458	$—	$(72,669)
BNP	(396,050)	42,915	353,135	—
BOA	(2,087,141)	26,436	2,055,517	(5,188)
CITI	(176,018)	101,802	—	(74,216)
CSI	(2,516)	—	2,516	—
DB	(23,896)	23,896	—	—
GSB	(62,076)	62,076	—	—
GSI	(370,795)	370,795	—	—
HSBC	(6,312)	6,312	—	—
JPMCB	(1,888,594)	475,554	280,992	(1,132,048)
MSCI	(371,998)	225,724	146,274	—
RBC	(107,969)	107,969	—	—
SSC	(319,563)	280,491	—	(39,072)
WBC	(41,416)	—	—	(41,416)
Total	$(5,968,471)	$1,765,428	$2,838,434	$(1,364,609)

Table footnotes begin on page 321

At January 31, 2017, derivative assets and liabilities (by type) on a gross basis and derivatives subject to an enforceable master netting arrangement ("MNA") or similar agreement were as follows:

PACE Global Fixed Income Investments

Derivative Financial Instruments:	Assets	Liabilities
Forward foreign currency contracts	$6,609,728	$(6,067,558)
Futures contracts[1]	84,045	(115,096)
Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	6,693,773	(6,182,654)
Derivatives not subject to MNA or similar agreement	(6,693,773)	6,182,654
Total gross amount of assets and liabilities subject to MNA or similar agreements	$—	$—

Table footnotes begin on page 321

PACE Select Advisors Trust

Notes to financial statements (unaudited)

At January 31, 2017, derivative assets and liabilities (by type) on a gross basis and derivatives subject to an enforceable master netting arrangement ("MNA") or similar agreement were as follows:

PACE High Yield Investments

Derivative Financial Instruments:	Assets	Liabilities
Forward foreign currency contracts	$11,011	$(3,261,613)
Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	11,011	(3,261,613)
Derivatives not subject to MNA or similar agreement	(11,011)	3,261,613
Total gross amount of assets and liabilities subject to MNA or similar agreements	$—	$—

At January 31, 2017, derivative assets and liabilities (by type) on a gross basis and derivatives subject to an enforceable master netting arrangement ("MNA") or similar agreement were as follows:

PACE Alternative Strategies Investments

Derivative Financial Instruments:	Assets	Liabilities
Forward foreign currency contracts	$13,820,912	$(14,333,344)
Futures contracts[1]	3,042,042	(1,101,111)
Options and swaptions purchased	9,129,987	—
Options and swaptions written	—	(492,898)
Swap agreements[1]	7,067,239	(5,010,112)
Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	33,060,180	(20,937,465)
Derivatives not subject to MNA or similar agreement	(8,701,963)	3,152,016
Total gross amount of assets and liabilities subject to MNA or similar agreements	$24,358,217	$(17,785,449)

Table footnotes begin on page 321

The following tables present the Portfolio's derivative assets and liabilities by counterparty net of amounts available for offset under a MNA and net of the related collateral received/pledged by the Portfolio as of the period end.

PACE Alternative Strategies Investments

Counterparty	Gross Amount of Assets	Financial Instruments and Derivatives Available for Offset	Collateral Received[2]	Net Amount of Assets
BB	$2,971,091	$(2,305,127)	$—	$665,964
BNP	3,410,544	(1,721,009)	—	1,689,535
BOA	206,743	(161,723)	—	45,020
CITI	5,716,425	(3,230,197)	—	2,486,228
DB	62,874	(62,874)	—	—
GS	2,517,948	(1,219,963)	—	1,297,985
GSB	43,787	(43,787)	—	—
GSI	2,397,252	(1,727,498)	—	669,754
JPMCB	264,631	(264,631)	—	—
MSCI	4,775,045	(4,775,045)	—	—
RBS	25,685	(25,685)	—	—
SG	1,966,192	(1,520,825)	—	445,367
Total	$24,358,217	$(17,058,364)	$—	$7,299,853

PACE Select Advisors Trust

Notes to financial statements (unaudited)

At January 31, 2017, derivative assets and liabilities (by type) on a gross basis and derivatives subject to an enforceable master netting arrangement ("MNA") or similar agreement were as follows:

Counterparty	Gross Amount of Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Pledged[2]	Net Amount of liabilities
BB	$(2,305,127)	$2,305,127	$—	$—
BNP	(1,721,009)	1,721,009	—	—
BOA	(161,723)	161,723	—	—
CITI	(3,230,197)	3,230,197	—	—
DB	(238,187)	62,874	—	(175,313)
GS	(1,219,963)	1,219,963	—	—
GSB	(153,520)	43,787	109,733	—
GSI	(1,727,498)	1,727,498	—	—
JPMCB	(285,535)	264,631	—	(20,904)
MSCI	(4,851,467)	4,775,045	76,422	—
RBS	(370,398)	25,685	—	(344,713)
SG	(1,520,825)	1,520,825	—	—
Total	$(17,785,449)	$17,058,364	$186,155	$(540,930)

1  Includes cumulative appreciation/depreciation of futures contracts and centrally cleared swaps, at value as reported in the futures contracts and centrally cleared swaps tables in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities within variation margin on futures contracts and centrally cleared swap agreements, respectively.

2  In some instances, the actual collateral received and/or pledged may be more than the amount shown and may be comprised of cash collateral, non-cash collateral or combination of both.

Investment management and administration fees and other transactions with affiliates

The Trust has entered into an investment management and administration contract ("Management Contract") with UBS AM. In accordance with the Management Contract, each Portfolio paid UBS AM investment management and administration fees, which were accrued daily and paid monthly, in accordance with the following schedule as of January 31, 2017:

Portfolio	Annual rate as a percentage of each Portfolio's average daily net assets
PACE Government Money Market Investments	0.350%
PACE Mortgage-Backed Securities Fixed Income Investments	0.650% up to $250 million 0.600% above $250 million up to $500 million 0.575% above $500 million up to $750 million 0.550% above $750 million up to $1 billion 0.525% above $1 billion
PACE Intermediate Fixed Income Investments	0.550% up to $250 million 0.500% above $250 million up to $500 million 0.475% above $500 million up to $750 million 0.450% above $750 million up to $1 billion 0.425% above $1 billion
PACE Strategic Fixed Income Investments	0.650% up to $250 million
0.600% above $250 million up to $500 million
0.575% above $500 million up to $750 million
0.550% above $750 million up to $1 billion
0.525% above $1 billion up to $1.25 billion
0.500% above $1.25 billion

PACE Select Advisors Trust

Notes to financial statements (unaudited)

Portfolio	Annual rate as a percentage of each Portfolio's average daily net assets
PACE Municipal Fixed Income Investments	0.550% up to $250 million 0.500% above $250 million up to $500 million 0.475% above $500 million up to $750 million 0.450% above $750 million up to $1 billion 0.425% above $1 billion
PACE Global Fixed Income Investments	0.750% up to $500 million 0.725% above $500 million up to $1 billion 0.700% above $1 billion
PACE High Yield Investments	0.800% up to $500 million 0.750% above $500 million up to $1 billion 0.725% above $1 billion up to $1.5 billion 0.700% above $1.5 billion up to $2 billion 0.675% above $2 billion
PACE Large Co Value Equity Investments	0.800% up to $250 million 0.770% above $250 million up to $500 million 0.730% above $500 million up to $1 billion 0.700% above $1 billion
PACE Large Co Growth Equity Investments	0.800% up to $500 million 0.775% above $500 million up to $1 billion 0.750% above $1 billion up to $1.5 billion 0.725% above $1.5 billion up to $2 billion 0.700% above $2 billion
PACE Small/Medium Co Value Equity Investments	0.800% up to $500 million 0.775% above $500 million
PACE Small/Medium Co Growth Equity Investments	0.800% up to $500 million 0.775% above $500 million
PACE International Equity Investments	0.900% up to $500 million 0.875% above $500 million up to $1 billion 0.850% above $1 billion up to $1.5 billion 0.825% above $1.5 billion up to $2 billion 0.800% above $2 billion
PACE International Emerging Markets Equity Investments	1.100% up to $500 million 1.075% above $500 million up to $1 billion 1.050% above $1 billion up to $1.5 billion 1.025% above $1.5 billion up to $2 billion 1.000% above $2 billion
PACE Global Real Estate Securities Investments	0.800% up to $500 million 0.750% above $500 million up to $1 billion 0.725% above $1 billion up to $1.5 billion 0.700% above $1.5 billion up to $2 billion 0.675% above $2 billion
PACE Alternative Strategies Investments	1.400% up to $500 million 1.350% above $500 million up to $1 billion 1.300% above $1 billion up to $1.5 billion 1.275% above $1.5 billion up to $2 billion 1.250% above $2 billion

PACE Select Advisors Trust

Notes to financial statements (unaudited)

Under separate Subdvisory Agreements, with the exception of PACE Government Money Market Investments, UBS AM (not the Portfolios) pays the following investment subadvisors a fee from the investment management and administration fees which UBS AM receives, which is accrued daily and paid monthly:

Portfolio	Investment subadvisor
PACE Mortgage-Backed Securities Fixed Income Investments	Pacific Investment Management Company LLC
PACE Intermediate Fixed Income Investments	BlackRock Financial Management, Inc.
PACE Strategic Fixed Income Investments	Pacific Investment Management Company LLC Neuberger Berman Investment Advisers LLC
PACE Municipal Fixed Income Investments	Standish Mellon Asset Management Company LLC
PACE Global Fixed Income Investments	J.P. Morgan Investment Management Inc.
PACE High Yield Investments	Nomura Corporate Research and Asset Management, Inc.
PACE Large Co Value Equity Investments	Los Angeles Capital Management and Equity Research, Inc. River Road Asset Management, LLC Pzena Investment Management, LLC Boston Partners Global Investors Inc.
PACE Large Co Growth Equity Investments	Jackson Square Partners, LLC J.P. Morgan Investment Management Inc. Mar Vista Investment Partners, LLC
PACE Small/Medium Co Value Equity Investments	Kayne Anderson Rudnick Investment Management, LLC Sapience Investments, LLC Systematic Financial Management, L.P. Huber Capital Management LLC
PACE Small/Medium Co Growth Equity Investments	LMCG Investments, LLC Riverbridge Partners, LLC Timpani Capital Management LLC
PACE International Equity Investments	Robert W. Baird & Co. Incorporated Los Angeles Capital Management and Equity Research, Inc. Mondrian Investment Partners Ltd.
PACE International Emerging Markets Equity Investments	LMCG Investments, LLC Mondrian Investment Partners Ltd. William Blair & Company L.L.C
PACE Global Real Estate Securities Investments	Brookfield Investment Management Inc.
PACE Alternative Strategies Investments[1]	Analytic Investors, LLC
AQR Capital Management LLC
Aviva Investors America LLC
First Quadrant L.P.
PCJ Investment Counsel Ltd.
Sirios Capital Management, L.P.
Standard Life Investments (Corporate Funds) Limited
Principal Global Investors, LLC

1  UBS Asset Management (Americas) Inc. has the authority to allocate a portion of the Portfolio's assets to unaffiliated actively- and passively-managed pooled investment vehicles and index futures.

PACE Select Advisors Trust

Notes to financial statements (unaudited)

At January 31, 2017, certain Portfolios owe or are owed by UBS AM for investment management and administration fees, net of fee waivers/expense reimbursements and/or recoupments as follows:

Portfolio	Amounts due to (owed by) UBS AM
PACE Government Money Market Investments	$(35,567)
PACE Mortgage-Backed Securities Fixed Income Investments	171,099
PACE Intermediate Fixed Income Investments	136,867
PACE Strategic Fixed Income Investments	352,677
PACE Municipal Fixed Income Investments	150,591
PACE Global Fixed Income Investments	243,857
PACE High Yield Investments	229,595
PACE Large Co Value Equity Investments	848,949
PACE Large Co Growth Equity Investments	797,288
PACE Small/Medium Co Value Equity Investments	318,212
PACE Small/Medium Co Growth Equity Investments	299,195
PACE International Equity Investments	705,193
PACE International Emerging Markets Equity Investments	336,988
PACE Global Real Estate Securities Investments	47,255
PACE Alternative Strategies Investments	735,369

UBS AM has entered into a written fee waiver agreement with each of PACE Mortgage-Backed Securities Fixed Income Investments and PACE Global Fixed Income Investments, under which UBS AM is contractually obligated to waive its management fees to the extent necessary to reflect the lower subadvisory fees paid by UBS AM to each of these Portfolio's subadvisors: Pacific Investment Management Company LLC and Rogge Global Partners ltd. As of January 6, 2017, Rogge Global Partners ltd no longer served as a subadvisor for the PACE Global Fixed Income Investments Portfolio and its fee waiver was terminated.

UBS AM has agreed to lower its management fee so that the annual fee rate for management services (but not the administrative services) for the PACE Global Fixed Income Investments Portfolio doesn't exceed the following rate: $0 to $500 million—0.600%; in excess of $500 million up to $1 billion—0.575%; and over $1 billion—0.550%. UBS AM has further voluntarily waived its fees in the following amounts for PACE Municipal Fixed Income Investments, PACE Global Fixed Income Investments and PACE High Yield Investments: 0.050%, 0.100% and 0.100%, respectively, through November 30, 2017. These management fee waivers will not be subject to future recoupment.

For the period ended January 31, 2017, UBS AM was contractually obligated to waive as follows:

Management fees waived
PACE Mortgage-Backed Securities Fixed Income Investments	$113,143
PACE Municipal Fixed Income Investments	100,580
PACE Global Fixed Income Investments	594,782
PACE High Yield Investments	216,218

Additionally, PACE Alternative Strategies Investments and UBS AM have entered into a written fee waiver agreement pursuant to which UBS AM is contractually obligated to waive its management fees to the extent necessary to offset the cost savings to UBS AM for allocating a portion of the fund's assets to other unaffiliated pooled investment vehicles and index futures. The fee waiver agreement may be terminated by the Portfolio's Board at any time and also will terminated automatically upon the expiration or termination of the Portfolio's advisory contract with UBS AM. For the

PACE Select Advisors Trust

Notes to financial statements (unaudited)

period ended January 31, 2017, UBS AM was contractually obligated to waive $305,228 in investment management and administration fees. This management fee waiver will not be subject to future recoupment.

With respect to the following Portfolios, UBS AM may voluntarily waive its management fees to the extent necessary to reflect lower subadvisory fees paid. This management fee waiver will not be subject to future recoupment. Once started, there is no guarantee that UBS AM would continue to voluntarily waive a portion of its management fees. For the period ended January 31, 2017, UBS AM voluntarily waived fees of:

Management fees waived
PACE Intermediate Fixed Income Investments	$25,616
PACE Municipal Fixed Income Investments	40,087
PACE High Yield Investments	162,164
PACE Large Co Value Equity Investments	83,655
PACE Large Co Growth Equity Investments	46,535
PACE Small/Medium Co Value Equity Investments	110,251
PACE Small/Medium Co Growth Equity Investments	103,078
PACE International Equity Investments	145,370
PACE Alternative Strategies Investments	53,362

Additionally, with respect to PACE Government Money Market Investments, UBS AM may voluntarily waive fees and/or reimburse expenses from time to time in the event that the Portfolio's yield falls below a certain level. Once started, there is no guarantee that UBS AM would continue to voluntarily waive an additional portion of its fees and/or reimburse expenses. This management fee waiver will not be subject to future recoupment. For the period ended January 31, 2017, UBS AM voluntarily waived and/or reimbursed expenses of $35,928 for PACE Government Money Market Investments for that purpose.

UBS AM is contractually obligated to waive all or a portion of its investment management and administration fees and/or to reimburse the Portfolios for certain operating expenses in order to maintain the total annual ordinary operating expenses of each class (with certain exclusions such as dividend expense, borrowing costs and interest expense, relating to short sales, and expenses attributable to investment in other companies, interest, taxes, brokerage commissions and extraordinary expenses) through November 30, 2017 at a level not to exceed the amounts in the table below.

Each Portfolio will repay UBS AM for any such waived fees/reimbursed expenses during a three-year period following July 31, 2013, to the extent that ordinary operating expenses (with certain exclusions such as dividend expense, borrowing costs and interest expense) are otherwise below the applicable expense cap in effect at the time the fees or expenses were waived/reimbursed. For the period ended January 31, 2017, UBS AM had the following voluntary fee waivers/expense reimbursements, and recoupments. The fee waivers/expense reimbursements, portions of which are subject to repayment by the Portfolios through July 31, 2020, and recoupments for the period ended January 31, 2017, were as follows:

Portfolio	Class A expense cap	Class C expense cap	Class Y expense cap	Class P expense cap	Fee waivers/ expense reimbursements	Recoupments
PACE Government Money Market Investments	N/A	N/A	N/A	0.60%	$337,205	$—
PACE Mortgage-Backed Securities Fixed Income Investments	0.97%	1.47%	0.72%	0.72	378,058	—
PACE Intermediate Fixed Income Investments	0.93	1.43	0.68	0.68	274,751	—
PACE Strategic Fixed Income Investments	0.96	1.46	0.71	0.71	444,774	—

PACE Select Advisors Trust

Notes to financial statements (unaudited)

Portfolio	Class A expense cap	Class C expense cap	Class Y expense cap	Class P expense cap	Fee waivers/ expense reimbursements	Recoupments
PACE Municipal Fixed Income Investments	0.90%	1.40%	0.65%	0.65%	$—	$—
PACE Global Fixed Income Investments	1.25	1.75	1.00	1.00	—	—
PACE High Yield Investments	1.28	1.78	1.03	1.03	—	—
PACE Large Co Value Equity Investments	1.27	2.02	1.02	1.02	—	—
PACE Large Co Growth Equity Investments	1.30	2.05	1.05	1.05	—	—
PACE Small/Medium Co Value Equity Investments	1.41	2.16	1.16	1.16	—	—
PACE Small/Medium Co Growth Equity Investments	1.38	2.13	1.13	1.13	129	—
PACE International Equity Investments	1.55	2.30	1.30	1.30	—	—
PACE International Emerging Markets Equity Investments	1.75	2.50	1.50	1.50	228,161	—
PACE Global Real Estate Securities Investments	1.45	2.20	1.20	1.20	275,009	—
PACE Alternative Strategies Investments	1.88	2.63	1.63	1.63	—	—

At January 31, 2017, the following Portfolios had remaining fee waivers/expense reimbursements subject to repayment to UBS AM and respective dates of expiration as follows:

Portfolio	Fee waivers/ expense reimbursements subject to repayment	Expires July 31, 2017	Expires July 31, 2018	Expires July 31, 2019	Expires July 31, 2020
PACE Government Money Market Investments	$2,585,453	$855,490	$685,972	$706,786	$337,205
PACE Mortgage-Backed Securities Fixed Income Investments—Class A	130,799	49,829	40,449	26,932	13,589
PACE Mortgage-Backed Securities Fixed Income Investments—Class C	42,324	14,845	12,532	10,225	4,722
PACE Mortgage-Backed Securities Fixed Income Investments—Class Y	238,127	68,311	57,441	59,611	52,764
PACE Mortgage-Backed Securities Fixed Income Investments—Class P	2,313,123	686,529	702,169	617,442	306,983
PACE Intermediate Fixed Income Investments—Class A	75,841	27,819	24,173	16,399	7,450
PACE Intermediate Fixed Income Investments—Class C	6,758	2,283	2,177	1,604	694
PACE Intermediate Fixed Income Investments—Class Y	4,912	2,292	997	1,065	558
PACE Intermediate Fixed Income Investments—Class P	2,023,663	565,867	636,278	555,469	266,049
PACE Strategic Fixed Income Investments—Class A	4,710	—	—	—	4,710
PACE Strategic Fixed Income Investments—Class C	3,737	—	—	—	3,737
PACE Strategic Fixed Income Investments—Class Y	2,534	—	—	—	2,534
PACE Strategic Fixed Income Investments—Class P	433,793	—	—	—	433,793
PACE Small/Medium Co Growth Equity Investments—Class Y	129	—	—	—	129
PACE International Emerging Markets Equity Investments—Class A	1,507	—	—	—	1,507
PACE International Emerging Markets Equity Investments—Class C	552	—	—	—	552
PACE International Emerging Markets Equity Investments—Class Y	2,718	—	—	—	2,718
PACE International Emerging Markets Equity Investments—Class P	223,384	—	—	—	223,384
PACE Global Real Estate Securities Investments—Class A	11,762	7,544	3,353	682	183
PACE Global Real Estate Securities Investments—Class C	623	229	142	182	70
PACE Global Real Estate Securities Investments—Class Y	1,355	497	210	556	92
PACE Global Real Estate Securities Investments—Class P	1,901,322	547,189	533,509	545,960	274,664

PACE Select Advisors Trust

Notes to financial statements (unaudited)

During the period ended January 31, 2017, the Portfolios listed below paid broker commissions to affiliates of the investment manager as detailed in the below table. These broker commissions are reflected in the Statement of assets and liabilities within cost of investments, and the Statement of operations within net realized gains (losses) from, and/or net change in unrealized appreciation/depreciation of investments and/or futures.

Affiliated broker	PACE Large Co Value Equity Investments	PACE Small/ Medium Co Value Equity Investments	PACE International Equity Investments	PACE International Emerging Markets Equity Investments	PACE Alternative Strategies Investments
UBS AG	$—	$—	$—	$2,975	$310
UBS Securities Asia Ltd.	—	—		1,393	—
UBS Securities Canada Inc.	—	937	—	—	—
UBS Securities Private Ltd.	—	—	—	1,257	—
UBS Securities LLC	571	1,369	—	289	—
UBS Securities Pte Ltd.	—	—	—	455	—
UBS Limited	—	—	2,931	233	861

Service and distribution plans

UBS AM (US) is the principal underwriter of each Portfolio's shares. The Portfolios (with the exception of PACE Government Money Market Investments, which only offers Class P shares) have adopted service and/or distribution plans (the "Plans") pursuant to Rule 12b-1 under the 1940 Act for Class A and Class C shares. The Plans govern payments made for the expenses incurred in the service and/or distribution of Class A and Class C shares. Annual fees under the Plans as a percentage of the average daily net assets of each representative class of each of the Portfolios are as follows:

	Class A	Class C
Portfolio	Service fees	Service fees	Distribution fees
PACE Mortgage-Backed Securities Fixed Income Investments	0.25%	0.25%	0.50%
PACE Intermediate Fixed Income Investments	0.25	0.25	0.50
PACE Strategic Fixed Income Investments	0.25	0.25	0.50
PACE Municipal Fixed Income Investments	0.25	0.25	0.50
PACE Global Fixed Income Investments	0.25	0.25	0.50
PACE High Yield Investments	0.25	0.25	0.50
PACE Large Co Value Equity Investments	0.25	0.25	0.75
PACE Large Co Growth Equity Investments	0.25	0.25	0.75
PACE Small/Medium Co Value Equity Investments	0.25	0.25	0.75
PACE Small/Medium Co Growth Equity Investments	0.25	0.25	0.75
PACE International Equity Investments	0.25	0.25	0.75
PACE International Emerging Markets Equity Investments	0.25	0.25	0.75
PACE Global Real Estate Securities Investments	0.25	0.25	0.75
PACE Alternative Strategies Investments	0.25	0.25	0.75

UBS AM (US) also receives the proceeds of the initial sales charges paid upon purchase of Class A shares and the contingent deferred sales charges paid by shareholders upon certain redemptions of Class A and Class C shares.

PACE Select Advisors Trust

Notes to financial statements (unaudited)

At January 31, 2017, certain Portfolios owed UBS AM (US) service and distribution fees, and for the period ended January 31, 2017, certain Portfolios were informed by UBS AM (US) that it had earned sales charges as follows:

Portfolio	Service and distribution fees owed	Sales charges earned by distributor
PACE Mortgage-Backed Securities Fixed Income Investments—Class A	$8,146	$2
PACE Mortgage-Backed Securities Fixed Income Investments—Class C	7,316	—
PACE Intermediate Fixed Income Investments—Class A	3,734	—
PACE Intermediate Fixed Income Investments—Class C	999	—
PACE Strategic Fixed Income Investments—Class A	2,856	6
PACE Strategic Fixed Income Investments—Class C	5,963	97
PACE Municipal Fixed Income Investments—Class A	10,164	1,354
PACE Municipal Fixed Income Investments—Class C	5,986	—
PACE Global Fixed Income Investments—Class A	8,184	4,034
PACE Global Fixed Income Investments—Class C	1,658	—
PACE High Yield Investments—Class A	909	1,563
PACE High Yield Investments—Class C	1,928	374
PACE Large Co Value Equity Investments—Class A	25,401	5,088
PACE Large Co Value Equity Investments—Class C	10,586	1
PACE Large Co Growth Equity Investments—Class A	8,840	6,010
PACE Large Co Growth Equity Investments—Class C	2,508	—
PACE Small/Medium Co Value Equity Investments—Class A	3,947	135
PACE Small/Medium Co Value Equity Investments—Class C	3,721	—
PACE Small/Medium Co Growth Equity Investments—Class A	4,596	399
PACE Small/Medium Co Growth Equity Investments—Class C	2,334	—
PACE International Equity Investments—Class A	6,177	32
PACE International Equity Investments—Class C	1,586	—
PACE International Emerging Markets Equity Investments—Class A	778	22
PACE International Emerging Markets Equity Investments—Class C	1,029	2
PACE Global Real Estate Securities Investments—Class A	95	2,435
PACE Global Real Estate Securities Investments—Class C	257	—
PACE Alternative Strategies Investments—Class A	2,029	6,139
PACE Alternative Strategies Investments—Class C	9,120	307

Transfer agency and related services fees

UBS Financial Services Inc. provides certain services to the Portfolios pursuant to a delegation of authority from BNY Mellon Investment Servicing (US) Inc. ("BNY Mellon"), the Portfolios' transfer agent, and is compensated for these services by BNY Mellon, not the Portfolios.

Effective July 1, 2013, UBS Financial Services Inc. voluntarily agreed to waive a portion of the fee that it would otherwise have received from BNY Mellon with respect to PACE Government Money Market Investments so that BNY Mellon would correspondingly reduce the fees it would have charged to that Portfolio. Given that UBS AM has voluntarily undertaken to reduce its fees and/or reimburse expenses to keep the Portfolio's yield at or above a certain level, and that such amount exceeds the reduction in BNY Mellon's fees, the net effect of BNY Mellon's pass through of the waiver by UBS Financial Services Inc. is to partially reduce the amount that UBS AM would have otherwise voluntarily waived/reimbursed. For the period ended January 31, 2017, the amount of the reduction in transfer agency and related services fees charged by BNY Mellon to the Portfolio was $110,474 which reflected an equal amount of compensation that was voluntarily waived by UBS Financial Services Inc. Voluntary fee waiver/expense reimbursement arrangements may end at any time.

PACE Select Advisors Trust

Notes to financial statements (unaudited)

For the period ended January 31, 2017, UBS Financial Services Inc. received from BNY Mellon, not the Portfolios, total delegated services fees as follows:

Portfolio	Delegated services fees earned
PACE Government Money Market Investments	$65,167
PACE Mortgage-Backed Securities Fixed Income Investments	206,234
PACE Intermediate Fixed Income Investments	182,647
PACE Strategic Fixed Income Investments	252,571
PACE Municipal Fixed Income Investments	39,989
PACE Global Fixed Income Investments	239,001
PACE High Yield Investments	194,837
PACE Large Co Value Equity Investments	286,827
PACE Large Co Growth Equity Investments	276,963
PACE Small/Medium Co Value Equity Investments	268,608
PACE Small/Medium Co Growth Equity Investments	269,405
PACE International Equity Investments	267,245
PACE International Emerging Markets Equity Investments	246,442
PACE Global Real Estate Securities Investments	191,957
PACE Alternative Strategies Investments	156,461

Securities lending

Each Portfolio may lend securities up to 33 1/3% of its total assets to qualified broker-dealers or institutional investors. The loans are secured at all times by cash, US government securities and irrevocable letters of credit in an amount at least equal to 102% of the market value of the securities loaned with respect to domestic securities and 105% of the market value of the securities loaned with respect to foreign securities, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly.

Each Portfolio will regain ownership of loaned securities to exercise certain beneficial rights; however, each Portfolio may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. Each Portfolio receives compensation for lending its securities from interest or dividends earned on the cash, US government securities and irrevocable letters of credit held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. Cash collateral received is invested in State Street Institutional U.S. Government Money Market Fund, which is included in each Portfolio's Portfolio of investments. State Street Bank and Trust Company serves as the Portfolios' lending agent.

In addition, PACE Large Co Value Equity Investments and PACE International Equity Investments participate in State Street's enhanced custody program. Through this program, State Street is capable of facilitating the Portfolios' short selling activity at a lower cost. A portion of the cash collateral received in connection with the Portfolios' securities lending activity is pledged back to State Street for the financing of short sales. This amount is shown as cash collateral on investments sold short in the Statement of assets and liabilities.

PACE Select Advisors Trust

Notes to financial statements (unaudited)

At January 31, 2017, the following Portfolios had securities on loan at value, cash collateral and non-cash collateral as follows:

Portfolio	Value of securities on loan	Cash collateral	Non-cash collateral*	Total collateral	Security types held as non-cash collateral
PACE Intermediate Fixed Income Investments	$1,436,803	$1,469,338	$—	$1,469,338
PACE Strategic Fixed Income Investments	3,009,366	3,077,993	—	3,077,993
PACE Global Fixed Income Investments	552,652	566,988	—	566,988
PACE High Yield Investments	31,612,088	32,315,655	—	32,315,655
PACE Large Co Value Equity Investments**	29,220,402	10,895,751	18,849,789	29,745,540	US Treasury Notes and US Treasury Bills
PACE Large Co Growth Equity Investments	48,056,213	—	49,348,972	49,348,972	US Treasury Notes and US Treasury Bills
PACE Small/Medium Co Value Equity Investments	69,203,487	10,136,049	60,202,088	70,338,137	US Treasury Notes and US Treasury Bills
PACE Small/Medium Co Growth Equity Investments	130,402,596	9,384,301	122,870,562	132,254,863	US Treasury Notes and US Treasury Bills
PACE International Equity Investments**	28,019,135	20,541,936	8,635,820	29,177,756	US Treasury Notes and US Treasury Bills
PACE International Emerging Markets Equity Investments	11,867,820	3,764,160	8,669,486	12,433,646	US Treasury Notes and US Treasury Bills
PACE Global Real Estate Securities Investments	14,388,589	4,325,281	10,481,830	14,807,111	US Treasury Notes and US Treasury Bills

*  These securities are held for the benefit of the Portfolio's custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of assets and liabilities.

**  This Portfolio participates in the enhanced custody program which permits self-borrow transactions that does not require any collateral for the securities on loan under those transactions.

The table below represents the disaggregation at January 31, 2017 of the gross amount of recognized liabilities for securities lending transactions. As the securities loaned are subject to termination by the Portfolios or the borrower at any time, the remaining contractual maturities of the transactions presented below are considered to be overnight and continuous.

	Type of securities loaned		Total gross amount of recognized liabilities for
Portfolio	Equity securities	Corporate bonds	securities lending transactions
PACE Intermediate Fixed Income Investments	$—	$1,469,338	$1,469,338
PACE Strategic Fixed Income Investments	—	3,077,993	3,077,993
PACE Global Fixed Income Investments	—	566,988	566,988
PACE High Yield Investments	799,450	31,516,205	32,315,655
PACE Large Co Value Equity Investments	29,745,540	—	29,745,540
PACE Large Co Growth Equity Investments	49,348,972	—	49,348,972
PACE Small/Medium Co Value Equity Investments	70,338,137	—	70,338,137
PACE Small/Medium Co Growth Equity Investments	132,254,863	—	132,254,863
PACE International Equity Investments	29,177,756	—	29,177,756
PACE International Emerging Markets Equity Investments	12,433,646	—	12,433,646
PACE Global Real Estate Securities Investments	14,807,111	—	14,807,111

Bank line of credit

With the exception of PACE Government Money Market Investments, the Portfolios participate with other Portfolios managed, advised or subadvised by UBS AM in a $75 million committed credit facility (the "Committed Credit Facility") with State Street Bank and Trust Company. The Committed Credit Facility is to be utilized for temporary

PACE Select Advisors Trust

Notes to financial statements (unaudited)

financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of a participating Portfolio at the request of shareholders and other temporary or emergency purposes.

Interest on amounts borrowed is calculated based on the prevailing rates in effect at the time of borrowing. Each Portfolio covered by the Committed Credit Facility has agreed to pay commitment fees on the average daily balance of the Committed Credit Facility not utilized. Commitment fees have been allocated among the Portfolios in the Committed Credit Facility as follows: 50% of the allocation is based on the relative asset size of Portfolios and the other 50% of the allocation is based on utilization. For the period ended January 31, 2017, the following Portfolios had borrowings as follows:

Portfolio	Average daily amount of borrowing outstanding	Days outstanding	Interest expense	Weighted average annualized interest rate
PACE Large Co Value Equity Investments	$1,254,853	30	$1,553	1.556%
PACE Large Co Growth Equity Investments	1,175,117	2	104	1.593
PACE International Equity Investments	812,077	27	1,034	1.661
PACE International Emerging Markets Equity Investments	699,511	3	83	1.420
PACE Global Real Estate Securities Investments	550,026	3	70	1.524
PACE Alternative Strategies Investments	4,252,386	6	1,179	1.709

At January 31, 2017, PACE Alternative Strategies Investments had an outstanding borrowing of $571,169.

Commission recapture program

Certain Portfolios participate in a brokerage commission recapture program. These Portfolios have established commission recapture arrangements with certain participating brokers or dealers. If a Portfolio's investment subadvisor chooses to execute a transaction through a participating broker subject to best price and execution, the broker will rebate a portion of the commission back to the Portfolio. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Portfolio. For the period ended January 31, 2017, the following Portfolios recorded recaptured commissions which are reflected in the Statement of operations within the net realized gains (losses) from investments:

Portfolio	Amount
PACE Large Co Value Equity Investments	$34,253
PACE Large Co Growth Equity Investments	26,186
PACE Small/Medium Co Value Equity Investments	60,104
PACE Small/Medium Co Growth Equity Investments	28,799
PACE International Equity Investments	10,861
PACE International Emerging Markets Equity Investments	8,707
PACE Global Real Estate Securities Investments	3,961
PACE Alternative Strategies Investments	11,798

Additional information regarding compensation to affiliate of a board member

Professor Meyer Feldberg serves as a senior advisor to Morgan Stanley, a financial services firm with which the Portfolios may conduct transactions, resulting in him being an interested trustee of the Portfolios. The Portfolios have been informed that Professor Feldberg's role at Morgan Stanley does not involve matters directly affecting any UBS funds. Portfolio transactions are executed through Morgan Stanley based on that firm's ability to provide best execu-

PACE Select Advisors Trust

Notes to financial statements (unaudited)

tion of the transactions. For the period ended January 31, 2017, the following Portfolios paid brokerage commissions to Morgan Stanley in the amounts as follows:

PACE Large Co Value Equity Investments	$6,312
PACE Large Co Growth Equity Investments	12,883
PACE Small/Medium Co Value Equity Investments	8,575
PACE Small/Medium Co Growth Equity Investments	3,327
PACE International Equity Investments	21,938
PACE International Emerging Markets Equity Investments	15,316
PACE Global Real Estate Securities Investments	5,799
PACE Alternative Strategies Investments	9,173

For the period ended January 31, 2017, the following Portfolios purchased and sold certain securities (e.g., fixed income securities) in principal trades with Morgan Stanley having aggregate values as follows:

PACE Government Money Market Investments	$9,992,113
PACE Mortgage-Backed Securities Fixed Income Investments	1,257,584,428
PACE Intermediate Fixed Income Investments	32,825,707
PACE Strategic Fixed Income Investments	1,452,172,240
PACE Municipal Fixed Income Investments	10,975,961
PACE Global Fixed Income Investments	27,532,013
PACE High Yield Investments	18,282,760
PACE Alternative Strategies Investments	19,471,711

Morgan Stanley received compensation in connection with these trades, which may have been in the form of a "mark-up" or "mark-down" of the price of the securities, a fee from the issuer for maintaining a commercial paper program, or some other form of compensation. Although the precise amount of this compensation is not generally known by the investment manager, it is believed that under normal circumstances it represents a small portion of the total value of the transactions.

Purchases and sales of securities

For the period ended January 31, 2017, aggregate purchases and sales of portfolio securities, excluding short-term securities, were as follows:

Portfolio	Purchases	Sales
PACE Mortgage-Backed Securities Fixed Income Investments (long transactions)	$5,707,294,166	$5,546,398,869
PACE Intermediate Fixed Income Investments	374,482,091	424,802,382
PACE Strategic Fixed Income Investments (long transactions)	1,133,103,485	1,168,554,019
PACE Strategic Fixed Income Investments (short transactions)	—	13,868,203
PACE Municipal Fixed Income Investments	28,602,655	38,793,126
PACE Global Fixed Income Investments	474,286,416	538,625,986
PACE High Yield Investments	175,025,918	176,048,736
PACE Large Co Value Equity Investments (long transactions)	411,333,628	497,925,184
PACE Large Co Value Equity Investments (short transactions)	79,936,774	70,097,568
PACE Large Co Growth Equity Investments	241,674,933	285,698,671
PACE Small/Medium Co Value Equity Investments	352,673,908	382,042,643
PACE Small/Medium Co Growth Equity Investments	220,097,964	243,646,059
PACE International Equity Investments (long transactions)	303,698,992	313,531,710
PACE International Equity Investments (short transactions)	85,443,052	88,137,504
PACE International Emerging Markets Equity Investments	136,456,005	148,233,861
PACE Global Real Estate Securities Investments	68,001,992	71,872,444

PACE Select Advisors Trust

Notes to financial statements (unaudited)

Portfolio	Purchases	Sales
PACE Alternative Strategies Investments (long transactions)	347,568,607	382,913,867
PACE Alternative Strategies Investments (short transactions)	185,332,053	171,900,435

Shares of beneficial interest

There is an unlimited number of $0.001 par value shares of beneficial interest authorized. Transactions in shares of beneficial interest for each of the Portfolios, except PACE Government Money Market Investments, which transacts at $1.00 per share, were as follows:

PACE Mortgage-Backed Securities Fixed Income Investments
For the six months ended January 31, 2017:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	21,131	$277,157	227	$2,971
Shares repurchased	(191,592)	(2,488,802)	(45,371)	(592,523)
Dividends reinvested	28,991	375,424	7,574	98,216
Net decrease	(141,470)	$(1,836,221)	(37,570)	$(491,336)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	929,365	$12,061,207	2,810,125	$36,512,834
Shares repurchased	(1,322,939)	(17,262,098)	(4,232,550)	(54,838,323)
Dividends reinvested	51,187	663,080	398,041	5,156,787
Net decrease	(342,387)	$(4,537,811)	(1,024,384)	$(13,168,702)

For the year ended July 31, 2016:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	62,676	$819,419	718	$9,366
Shares repurchased	(678,110)	(8,838,528)	(73,491)	(951,773)
Dividends reinvested	58,668	761,882	13,365	173,862
Net decrease	(556,766)	$(7,257,227)	(59,408)	$(768,545)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	2,360,226	$30,698,013	5,938,165	$77,182,418
Shares repurchased	(2,064,149)	(26,827,857)	(8,474,604)	(110,184,103)
Dividends reinvested	88,232	1,146,869	732,706	9,521,112
Net increase (decrease)	384,309	$5,017,025	(1,803,733)	$(23,480,573)

PACE Intermediate Fixed Income Investments
For the six months ended January 31, 2017:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	39,086	$477,110	13,051	$158,830
Shares repurchased	(99,870)	(1,225,311)	(18,205)	(224,979)
Dividends reinvested	9,350	114,246	558	6,821
Net decrease	(51,434)	$(633,955)	(4,596)	$(59,328)

PACE Select Advisors Trust

Notes to financial statements (unaudited)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	8	$101	2,730,204	$33,546,107
Shares repurchased	(1,916)	(23,705)	(3,727,281)	(45,809,897)
Dividends reinvested	326	3,985	314,044	3,839,845
Net decrease	(1,582)	$(19,619)	(683,033)	$(8,423,945)

For the year ended July 31, 2016:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	32,525	$400,870	5,222	$63,654
Shares repurchased	(167,380)	(2,055,363)	(30,989)	(381,832)
Dividends reinvested	22,248	271,974	1,612	19,707
Net decrease	(112,607)	$(1,382,519)	(24,155)	$(298,471)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	1,513	$18,520	6,722,149	$82,609,507
Shares repurchased	(6,096)	(74,487)	(7,046,388)	(86,606,273)
Dividends reinvested	821	10,045	706,177	8,637,610
Net increase (decrease)	(3,762)	$(45,922)	381,938	$4,640,844

PACE Strategic Fixed Income Investments
For the six months ended January 31, 2017:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	91,389	$1,253,973	30,601	$418,937
Shares repurchased	(69,546)	(958,863)	(90,669)	(1,254,565)
Dividends reinvested	23,932	322,628	14,684	197,712
Net increase (decrease)	45,775	$617,738	(45,384)	$(637,916)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	27,252	$368,475	3,886,696	$53,881,472
Shares repurchased	(37,189)	(520,638)	(6,028,777)	(83,323,755)
Dividends reinvested	4,779	64,416	1,889,615	25,495,698
Net decrease	(5,158)	$(87,747)	(252,466)	$(3,946,585)

For the year ended July 31, 2016:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	58,037	$804,711	27,500	$381,826
Shares repurchased	(116,713)	(1,607,795)	(153,639)	(2,123,679)
Dividends reinvested	23,858	327,442	15,588	213,855
Net decrease	(34,818)	$(475,642)	(110,551)	$(1,527,998)

PACE Select Advisors Trust

Notes to financial statements (unaudited)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	35,583	$483,446	9,379,592	$129,053,283
Shares repurchased	(63,965)	(886,160)	(15,353,290)	(211,087,432)
Dividends reinvested	6,469	88,581	2,101,232	28,813,371
Net decrease	(21,913)	$(314,133)	(3,872,466)	$(53,220,778)

PACE Municipal Fixed Income Investments
For the six months ended January 31, 2017:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	9,300	$120,120	1,365	$18,082
Shares repurchased	(137,378)	(1,813,300)	(58,763)	(771,144)
Dividends reinvested	52,370	678,137	8,747	113,039
Net decrease	(75,708)	$(1,015,043)	(48,651)	$(640,023)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	—	$—	1,901,462	$25,075,376
Shares repurchased	(62)	(800)	(2,972,322)	(38,769,362)
Dividends reinvested	8	102	478,381	6,203,198
Net decrease	(54)	$(698)	(592,479)	$(7,490,788)

For the year ended July 31, 2016:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	63,428	$845,058	21,083	$280,720
Shares repurchased	(455,385)	(6,060,444)	(46,866)	(623,776)
Dividends reinvested	81,023	1,078,481	12,790	170,255
Net decrease	(310,934)	$(4,136,905)	(12,993)	$(172,801)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	2,625	$34,750	4,727,279	$63,083,383
Shares repurchased	(3,639)	(48,711)	(5,903,217)	(78,839,463)
Dividends reinvested	47	626	746,403	9,941,157
Net decrease	(967)	$(13,335)	(429,535)	$(5,814,923)

PACE Global Fixed Income Investments
For the six months ended January 31, 2017:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	37,344	$381,915	1,799	$19,216
Shares repurchased	(306,894)	(3,118,971)	(31,583)	(317,219)
Dividends reinvested	59,525	583,853	3,433	33,528
Net decrease	(210,025)	$(2,153,203)	(26,351)	$(264,475)

PACE Select Advisors Trust

Notes to financial statements (unaudited)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	368	$3,720	3,317,715	$33,536,578
Shares repurchased	(108,747)	(1,110,019)	(4,690,009)	(47,402,377)
Dividends reinvested	5,763	56,707	855,414	8,401,359
Net decrease	(102,616)	$(1,049,592)	(516,880)	$(5,464,440)

For the year ended July 31, 2016:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	32,800	$347,827	4,852	$51,385
Shares repurchased	(400,840)	(4,048,622)	(18,642)	(186,654)
Dividends reinvested	100,115	1,001,263	5,591	55,822
Net decrease	(267,925)	$(2,699,532)	(8,199)	$(79,447)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	16,847	$169,866	6,952,643	$70,369,750
Shares repurchased	(108,584)	(1,089,768)	(11,353,659)	(114,782,200)
Dividends reinvested	12,456	124,288	1,430,992	14,323,544
Net decrease	(79,281)	$(795,614)	(2,970,024)	$(30,088,906)

PACE High Yield Investments
For the six months ended January 31, 2017:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	174,455	$1,706,564	19,131	$186,024
Shares repurchased	(145,914)	(1,422,786)	(74,306)	(727,277)
Dividends reinvested	8,231	80,574	4,487	43,868
Net increase (decrease)	36,772	$364,352	(50,688)	$(497,385)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	2	$18	2,831,094	$27,771,761
Shares repurchased	(28,245)	(277,541)	(4,348,081)	(42,702,297)
Dividends reinvested	2,221	21,805	1,157,320	11,349,323
Net decrease	(26,022)	$(255,718)	(359,667)	$(3,581,213)

For the year ended July 31, 2016:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	40,974	$381,201	31,515	$291,417
Shares repurchased	(217,253)	(1,983,488)	(95,461)	(876,856)
Dividends reinvested	19,117	175,667	9,313	85,559
Net decrease	(157,162)	$(1,426,620)	(54,633)	$(499,880)

PACE Select Advisors Trust

Notes to financial statements (unaudited)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	14,222	$129,145	7,325,904	$67,440,502
Shares repurchased	(44,972)	(418,776)	(10,849,112)	(99,774,567)
Dividends reinvested	6,630	61,042	2,424,658	22,339,811
Net decrease	(24,120)	$(228,589)	(1,098,550)	$(9,994,254)

PACE Large Co Value Equity Investments
For the six months ended January 31, 2017:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	88,917	$1,918,592	5,938	$131,104
Shares repurchased	(267,797)	(5,890,671)	(75,923)	(1,658,455)
Dividends reinvested	195,073	4,430,117	16,545	377,558
Net increase (decrease)	16,193	$458,038	(53,440)	$(1,149,793)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	6,456	$146,051	2,121,958	$46,906,578
Shares repurchased	(71,177)	(1,579,427)	(5,219,653)	(115,601,980)
Dividends reinvested	35,513	807,218	2,219,767	50,233,137
Net decrease	(29,208)	$(626,158)	(877,928)	$(18,462,265)

For the year ended July 31, 2016:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	78,794	$1,606,982	8,648	$176,495
Shares repurchased	(718,201)	(15,146,818)	(97,849)	(2,007,994)
Dividends reinvested	634,332	12,534,399	71,270	1,415,420
Net decrease	(5,075)	$(1,005,437)	(17,931)	$(416,079)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	21,727	$428,211	5,453,559	$112,509,688
Shares repurchased	(122,992)	(2,600,559)	(10,790,537)	(224,267,778)
Dividends reinvested	111,958	2,214,537	7,078,912	139,383,770
Net increase	10,693	$42,189	1,741,934	$27,625,680

PACE Large Co Growth Equity Investments
For the six months ended January 31, 2017:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	26,415	$583,727	304	$5,596
Shares repurchased	(91,002)	(1,990,513)	(34,444)	(627,907)
Dividends reinvested	61,879	1,318,013	6,142	108,599
Net decrease	(2,708)	$(88,773)	(27,998)	$(513,712)

PACE Select Advisors Trust

Notes to financial statements (unaudited)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	1,492	$33,989	2,224,420	$50,124,916
Shares repurchased	(51,869)	(1,179,828)	(4,805,586)	(108,413,608)
Dividends reinvested	20,434	450,768	1,762,289	38,611,773
Net decrease	(29,943)	$(695,071)	(818,877)	$(19,676,919)

For the year ended July 31, 2016:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	77,193	$1,673,916	5,153	$101,239
Shares repurchased	(238,792)	(5,344,991)	(28,414)	(532,299)
Dividends reinvested	294,538	6,356,126	33,471	607,835
Net increase	132,939	$2,685,051	10,210	$176,775

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	17,187	$380,882	4,634,745	$105,678,140
Shares repurchased	(115,244)	(2,582,171)	(10,774,125)	(247,009,171)
Dividends reinvested	101,937	2,275,236	8,193,923	181,659,306
Net increase	3,880	$73,947	2,054,543	$40,328,275

PACE Small/Medium Co Value Equity Investments
For the six months ended January 31, 2017:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	18,284	$352,318	1,073	$19,347
Shares repurchased	(42,664)	(854,145)	(32,155)	(523,769)
Dividends reinvested	31,162	647,548	8,801	154,544
Net increase (decrease)	6,782	$145,721	(22,281)	$(349,878)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	—	$—	1,147,938	$23,526,248
Shares repurchased	(20,049)	(410,309)	(2,478,751)	(50,938,350)
Dividends reinvested	737	15,893	924,407	19,717,504
Net decrease	(19,312)	$(394,416)	(406,406)	$(7,694,598)

For the year ended July 31, 2016:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	37,781	$679,799	4,275	$66,392
Shares repurchased	(128,751)	(2,307,091)	(34,608)	(524,594)
Dividends reinvested	93,591	1,624,745	31,509	465,710
Net increase (decrease)	2,621	$(2,547)	1,176	$7,508

PACE Select Advisors Trust

Notes to financial statements (unaudited)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	2,729	$51,474	3,056,983	$56,419,641
Shares repurchased	(18,832)	(329,679)	(5,141,981)	(96,184,485)
Dividends reinvested	5,314	95,497	2,745,585	48,843,945
Net increase (decrease)	(10,789)	$(182,708)	660,587	$9,079,101

PACE Small/Medium Co Growth Equity Investments
For the six months ended January 31, 2017:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	21,221	$302,523	21,530	$252,596
Shares repurchased	(106,260)	(1,535,904)	(31,456)	(354,448)
Dividends reinvested	—	—	—	—
Net decrease	(85,039)	$(1,233,381)	(9,926)	$(101,852)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	—	$—	1,502,534	$23,188,257
Shares repurchased	(23,848)	(367,606)	(2,871,883)	(44,260,745)
Dividends reinvested	—	—	46	700
Net decrease	(23,848)	$(367,606)	(1,369,303)	$(21,071,788)

For the year ended July 31, 2016:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	85,037	$1,197,621	6,221	$73,839
Shares repurchased	(263,171)	(3,934,411)	(67,009)	(815,001)
Dividends reinvested	318,095	4,517,436	64,384	722,393
Net increase (decrease)	139,961	$1,780,646	3,596	$(18,769)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	3,732	$58,653	3,768,892	$57,091,212
Shares repurchased	(20,164)	(301,010)	(5,943,491)	(93,788,979)
Dividends reinvested	9,128	139,471	5,905,510	88,877,927
Net increase (decrease)	(7,304)	$(102,886)	3,730,911	$52,180,160

PACE International Equity Investments
For the six months ended January 31, 2017:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	21,578	$306,086	272	$3,675
Shares repurchased	(129,733)	(1,835,436)	(29,804)	(409,311)
Dividends reinvested	37,580	519,732	1,452	19,766
Net decrease	(70,575)	$(1,009,618)	(28,080)	$(385,870)

PACE Select Advisors Trust

Notes to financial statements (unaudited)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	3,354	$47,349	3,620,567	$50,855,344
Shares repurchased	(182,035)	(2,564,118)	(5,439,143)	(76,445,241)
Dividends reinvested	22,855	314,477	1,407,765	19,328,611
Net decrease	(155,826)	$(2,202,292)	(410,811)	$(6,261,286)

For the year ended July 31, 2016:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	51,695	$711,119	4,273	$58,897
Shares repurchased	(232,451)	(3,207,342)	(31,163)	(419,473)
Dividends reinvested	28,179	388,873	1,124	15,259
Net decrease	(152,577)	$(2,107,350)	(25,766)	$(345,317)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	72,211	$962,286	9,068,848	$123,887,296
Shares repurchased	(246,214)	(3,301,859)	(12,539,104)	(170,852,966)
Dividends reinvested	21,438	294,346	1,105,100	15,139,872
Net decrease	(152,565)	$(2,045,227)	(2,365,156)	$(31,825,798)

PACE International Emerging Markets Equity Investments
For the six months ended January 31, 2017:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	9,496	$111,316	—	$—
Shares repurchased	(32,845)	(373,318)	(11,442)	(118,381)
Dividends reinvested	2,482	26,782	92	915
Net decrease	(20,867)	$(235,220)	(11,350)	$(117,466)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	7,933	$91,853	3,002,366	$34,230,094
Shares repurchased	(104,161)	(1,205,314)	(3,199,031)	(36,517,310)
Dividends reinvested	6,934	75,304	357,626	3,862,358
Net increase (decrease)	(89,294)	$(1,038,157)	160,961	$1,575,142

For the year ended July 31, 2016:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	17,146	$184,823	57	$1,077
Shares repurchased	(72,405)	(760,386)	(24,921)	(243,564)
Dividends reinvested	1,083	11,357	—	—
Net decrease	(54,176)	$(564,206)	(24,864)	$(242,487)

PACE Select Advisors Trust

Notes to financial statements (unaudited)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	60,245	$658,274	8,177,370	$86,270,069
Shares repurchased	(112,063)	(1,202,099)	(9,161,198)	(96,795,134)
Dividends reinvested	7,603	80,288	352,582	3,705,641
Net decrease	(44,215)	$(463,537)	(631,246)	$(6,819,424)

PACE Global Real Estate Securities Investments
For the six months ended January 31, 2017:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	22,205	$171,258	10,553	$79,994
Shares repurchased	(9,691)	(73,474)	(19,399)	(137,688)
Dividends reinvested	1,996	14,210	1,594	10,900
Net increase (decrease)	14,510	$111,994	(7,252)	$(46,794)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	—	$—	1,121,673	$8,130,666
Shares repurchased	(160)	(1,232)	(1,820,732)	(13,230,717)
Dividends reinvested	136	938	820,141	5,626,170
Net increase (decrease)	(24)	$(294)	121,082	$526,119

For the year ended July 31, 2016:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	2,083	$15,391	645	$4,490
Shares repurchased	(5,046)	(36,866)	(7,297)	(48,962)
Dividends reinvested	1,024	7,188	988	6,668
Net decrease	(1,939)	$(14,287)	(5,664)	$(37,804)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	2,493	$17,052	2,487,982	$17,219,231
Shares repurchased	(38,781)	(273,136)	(3,932,400)	(27,225,091)
Dividends reinvested	1,055	7,174	623,246	4,219,376
Net decrease	(35,233)	$(248,910)	(821,172)	$(5,786,484)

PACE Alternative Strategies Investments
For the six months ended January 31, 2017:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	103,373	$1,075,116	49,384	$487,478
Shares repurchased	(147,181)	(1,536,421)	(225,597)	(2,220,931)
Dividends reinvested	—	—	—	—
Net decrease	(43,808)	$(461,305)	(176,213)	$(1,733,453)

PACE Select Advisors Trust

Notes to financial statements (unaudited)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	6,537	$68,248	4,060,999	$42,016,959
Shares repurchased	(117,714)	(1,221,513)	(10,878,349)	(112,624,763)
Dividends reinvested	—	—	—	—
Net decrease	(111,177)	$(1,153,265)	(6,817,350)	$(70,607,804)

For the year ended July 31, 2016:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	413,463	$4,381,863	448,480	$4,545,102
Shares repurchased	(162,128)	(1,708,287)	(107,636)	(1,074,161)
Dividends reinvested	14,938	158,942	27,571	279,019
Net increase	266,273	$2,832,518	368,415	$3,749,960

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	3,288,642	$34,814,593	17,175,414	$181,235,185
Shares repurchased	(3,376,675)	(35,026,681)	(21,313,309)	(224,926,210)
Dividends reinvested	52,574	553,603	2,239,290	23,534,934
Net increase (decrease)	(35,459)	$341,515	(1,898,605)	$(20,156,091)

Redemption fees

Effective August 3, 2015, the redemption fee of 1.00% imposed by each class of each series of the Trust, with the exception of PACE Government Money Market Investments, was eliminated. Prior to August 3, 2015 for purchases of shares on or after February 17, 2015, the redemption fee was calculated as a percentage of the amount redeemed within 30 days of purchase, if applicable. This amount was paid to the applicable Portfolio. For the year ended July 31, 2016, the redemption fees retained by the Portfolios are disclosed in the Statement of changes in net assets.

Federal tax status

Each of the Portfolios intends to distribute substantially all of its income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year substantially all of its net investment income, net realized capital gains and certain other amounts, if any, each Portfolio intends not to be subject to a federal excise tax.

The tax character of distributions paid during the fiscal year ended July 31, 2016 was as follows:

Portfolio	Tax-exempt income	Ordinary income	Long term realized capital gains	Return of capital
PACE Government Money Market Investments	$—	$24,948	$—	$—
PACE Mortgage-Backed Securities Fixed Income Investments	—	12,711,635	—	—
PACE Intermediate Fixed Income Investments	—	9,142,720	720,188	—
PACE Strategic Fixed Income Investments	—	26,746,267	5,095,336	—
PACE Municipal Fixed Income Investments	11,033,492	—	2,030,575	—
PACE Global Fixed Income Investments	—	16,848,527	—	—
PACE High Yield Investments	—	21,394,896	—	3,178,152
PACE Large Co Value Equity Investments	—	45,716,794	119,176,371	—
PACE Large Co Growth Equity Investments	—	—	200,263,532	—
PACE Small/Medium Co Value Equity Investments	—	6,543,402	46,938,578	—

PACE Select Advisors Trust

Notes to financial statements (unaudited)

Portfolio	Tax-exempt income	Ordinary income	Long term realized capital gains	Return of capital
PACE Small/Medium Co Growth Equity Investments	$—	$22,271,143	$76,772,564	$—
PACE International Equity Investments	—	16,961,715	—	—
PACE International Emerging Markets Equity Investments	—	4,028,778	—	—
PACE Global Real Estate Securities Investments	—	4,533,677	—	—
PACE Alternative Strategies Investments	—	26,380,799	—	—

The tax character of distributions paid and the components of accumulated earnings (deficit) on a tax basis for the current year will be determined after the Trust's fiscal year ending July 31, 2017.

Under the Regulated Investment Company Modernization Act of 2010 (the "Act"), net capital losses recognized by the Portfolios after December 22, 2010, may be carried forward indefinitely, and retain their character as short-term and/or long-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At July 31, 2016, the following portfolios had post-enactment net capital losses that will be carried forward indefinitely:

	Short-term	Long-term	Total
PACE Mortgage-Backed Securities Fixed Income Investments	$—	$8,100,867	$8,100,867
PACE Global Fixed Income Investments	6,778,859	3,891,053	10,669,912
PACE High Yield Investments	3,394,276	13,528,609	16,922,885
PACE International Equity Investments	22,295,806	—	22,295,806
PACE International Emerging Markets Equity Investments	45,843,922	30,853,930	76,697,852

At July 31, 2016, the following Portfolios had pre-enactment capital loss carryforwards for federal income tax purposes available to offset future capital gains through the indicated expiration dates:

	July 31, 2017	July 31, 2018	July 31, 2019	July 31, 2020	July 31, 2021	Total
PACE Global Fixed Income Investments	$765,140	$7,784,695	$—	$—	$—	$8,549,835
PACE International Equity Investments	—	135,949,222	—	—	—	135,949,222
PACE Global Real Estate Securities Investments	—	3,980,308	—	—	—	3,980,308
PACE Alternative Strategies Investments	—	35,556,572	—	—	—	35,556,572

Qualified late year losses are deemed to arise on the first business day of a Portfolio's next taxable year. For the year ended July 31, 2016, the following Portfolios incurred, and elected to defer losses of the following:

	Late year ordinary	Post-October capital losses
	losses	Short-term	Long-term
PACE High Yield Investments	$1,221,874	$—	$—
PACE Large Co Growth Equity Investments	739,997	—	—
PACE Small/Medium Co Growth Equity Investments	1,450,465	16,770,726	—
PACE Alternative Strategies Investments	3,304,401	5,209,916	7,582,170

ASC 740-10 "Income Taxes—Overall" sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken. The Portfolios have conducted an analysis and concluded as of January 31, 2017 that, other than PACE International Emerging Markets Equity Investments, there are no significant uncertain tax positions taken or expected to be taken that would require recognition in the financial statements. As

PACE Select Advisors Trust

Notes to financial statements (unaudited)

of January 31, 2017, PACE International Emerging Markets Equity Investments has recognized a liability of $591,774 related to uncertain tax positions of which $398,250 is included in payable for foreign withholding taxes and foreign capital gains taxes and $193,524 is included in deferred foreign capital gain taxes payable in the Statement of assets and liabilities. During the period ended January 31, 2017, the Portfolios did not incur any interest or penalties.

Under the applicable foreign tax laws, gains on certain securities held in certain foreign countries may be subject to taxes will be paid by the Portfolios.

Each of the tax years in the four year period ended January 31, 2017, remains subject to examination by the Internal Revenue Service and state taxing authorities.

PACE Select Advisors Trust

General information (unaudited)

Monthly and quarterly portfolio holdings disclosure

Each Portfolio will file its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Portfolios' Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Portfolios' Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC 0330. Additionally, you may obtain copies of Forms N-Q from the Portfolios upon request by calling 1-800-647 1568.

In addition, PACE Government Money Market Investments discloses, on a monthly basis: (a) a complete schedule of its portfolio holdings; and (b) information regarding its weighted average maturity and weighted average life on UBS's Web site at the following internet address: www.ubs.com/usmoneymarketfunds. In addition, at this location, you will find a link to more detailed Portfolio information appearing in filings with the SEC on Form N-MFP.

Proxy voting policies, procedures and record

You may obtain a description of each Portfolio's (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how a Portfolio voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting a Portfolio directly at 1-800-647 1568, online on a Portfolio's Web site: www.ubs.com/ubsam-proxy, or on the EDGAR Database on the SEC's Web site (http://www.sec.gov).

PACE Select Advisors Trust

Board approvals of subadvisory agreements (unaudited)

September 2016 Board Meeting

Analytic Investors, LLC

Trustees' considerations

Background—At a meeting of the board of PACE Select Advisors Trust (the "Trust") on September 13-14, 2016, the members of the board, including the trustees who are not "interested persons" of the Trust (the "Independent Trustees") as defined in the Investment Company Act of 1940, as amended, considered and approved the proposed subadvisory agreement between UBS Asset Management (Americas) Inc. ("UBS AM") and Analytic Investors, LLC ("Analytic") (the "Subadvisory Agreement") with respect to PACE Alternative Strategies Investments (the "Portfolio"). Management explained to the board that Analytic, which currently was owned by its employees, had entered into an agreement for the sale of Analytic to Wells Capital Management, Inc., an indirect, wholly-owned subsidiary of Wells Fargo & Co. ("Wells Fargo") (the "Transaction"), which was expected to be consummated later in 2016. Management stated that, following the Transaction, the Analytic investment team and the strategy that Analytic provides for the Portfolio were expected to continue to operate under the Analytic name as an autonomous investment team of Wells Fargo Asset Management, Wells Fargo's global asset management division. Management stated that it did not expect any material changes with respect to the Analytic investment team's management of the Portfolio as a result of the Transaction. Management explained that because the expected change in ownership would constitute an "assignment," the current subadvisory agreement between UBS AM and Analytic with respect to the Portfolio (the "Current Subadvisory Agreement") would terminate automatically upon consummation of the Transaction and, if approved, the proposed Subadvisory Agreement would become effective. Management stated that the proposed Subadvisory Agreement has substantially the same terms as the Current Subadvisory Agreement, including the fee rates payable thereunder. The board recognized its familiarity with UBS AM and the investment management and subadvisory agreements for this and the other portfolios of the Trust, including the extensive materials the board had previously reviewed in connection with the annual reconsideration of the contracts for the portfolios. The board also received a memorandum from UBS AM discussing UBS AM's reasons for recommending that Analytic continue serving as a subadvisor to the Portfolio.

In its consideration of the approval of the Subadvisory Agreement, the board considered the following factors:

Nature, extent and quality of the services under the Subadvisory Agreement—The board's evaluation of the services to be provided by Analytic to the Portfolio took into account the board's knowledge and familiarity gained as board members of funds in the UBS New York fund complex, including the Trust and its portfolios. The board considered management's reasons for recommending that Analytic continue as a subadvisor to the Portfolio, including that the Portfolio's investment team and strategy were expected to continue to operate under the Analytic name as an autonomous investment team of Wells Fargo Asset Management and that there were no expected material changes with respect to the Analytic investment team's management of the Portfolio as a result of the Transaction. In considering the approval of the Subadvisory Agreement, the board was able to draw on its knowledge of the Trust, its portfolios and UBS AM. The board was also able to draw on its knowledge of the current investment team members, including materials it previously received from, and meetings it previously held with, representatives of Analytic who discussed with the board the investment philosophy and the backgrounds and qualifications of the investment team. The board concluded that, overall, it was satisfied with the nature, extent and quality of services expected to be provided to the Portfolio under the Subadvisory Agreement.

Subadvisory fee—The board reviewed and considered the proposed contractual subadvisory fee to be payable by UBS AM to Analytic in light of the nature, extent and quality of the subadvisory services anticipated to be provided by Analytic. The board noted that the subadvisory fee rate in the Subadvisory Agreement was the same as that in the Current Subadvisory Agreement. The board determined that the proposed subadvisory fee was reasonable in light of the nature, extent and quality of the services proposed to be provided to the Portfolio under the Subadvisory Agreement.

PACE Select Advisors Trust

Board approvals of subadvisory agreements (unaudited)

Fund performance—The board received and considered performance information provided by UBS AM, including relative performance information from independent providers of investment company data. The board also noted that UBS AM believes that the Portfolio's investment team would continue to perform at the same level as it did prior to the Transaction. The board concluded that, overall, it was satisfied with the performance of the Portfolio.

Advisor profitability—Profitability of Analytic or its affiliates or UBS AM or its affiliates in providing services to the Portfolio was not a significant factor considered by the board, as the subadvisory fee would be paid by UBS AM out of the management fee paid to it by the Portfolio, and not by the Portfolio.

Economies of scale—The board noted that, as the subadvisory fee for the Portfolio would be paid by UBS AM, not by the Portfolio, consideration of economies of scale with respect specifically to the subadvisory fee was not relevant.

Other benefits to Analytic—The board was informed by management that Analytic's relationship with the Portfolio would be limited to its provision of subadvisory services to the Portfolio and that therefore management believed that Analytic would not receive tangible ancillary benefits as a result of its relationship with the Portfolio, with the exception of possible benefits from soft dollars (e.g., research credits related to transaction commissions) for the Portfolio (which would also potentially benefit the Portfolio). The board recognized that Analytic could receive intangible benefits from its association with the Portfolio, such as increased name recognition or publicity from being selected as a subadvisor to the Portfolio after an extensive review process. Similarly, the Portfolio could benefit from having a subadvisor with an established or well-regarded reputation.

In light of all of the foregoing, the board, including a majority of the Independent Trustees, approved the proposed Subadvisory Agreement for the Portfolio. No single factor reviewed by the board was identified by the board as the principal factor in determining whether to approve the Subadvisory Agreement. The Independent Trustees were advised by separate independent legal counsel throughout the process.

PACE Select Advisors Trust

Board approvals of subadvisory agreements (unaudited)

September 2016 Board Meeting

Principal Global Investors, LLC

Trustees' considerations

Background—At a meeting of the board of PACE Select Advisors Trust (the "Trust") on September 13-14, 2016, the members of the board, including the trustees who are not "interested persons" of the Trust (the "Independent Trustees") as defined in the Investment Company Act of 1940, as amended, considered and approved the proposed subadvisory agreement between UBS Asset Management (Americas) Inc. ("UBS AM") and Principal Global Investors, LLC ("PGI") (the "Subadvisory Agreement") with respect to PACE Alternative Strategies Investments (the "Portfolio"). Management discussed with the board its proposal to appoint PGI to provide a currency strategy, Global Time Diversified currency strategy (the "GTD strategy"), to the Portfolio through PGI's non-U.S. participating affiliate, Macro Currency Group ("MCG"). MCG is an autonomous business unit of PGI (Europe) Ltd., the European operating subsidiary of PGI. In considering the approval of the Subadvisory Agreement, the board was able to draw on its knowledge of the Trust, its portfolios and UBS AM. The board recognized its familiarity with UBS AM and the investment management and subadvisory agreements for this and the other portfolios of the Trust, including the extensive materials the board had previously reviewed in connection with the annual reconsideration of the contracts for the portfolios. The board also received a memorandum from UBS AM discussing UBS AM's reasons for recommending PGI as a subadvisor to the Portfolio. Management stated that it was seeking approval of the Subadvisory Agreement, but intended to implement the GTD strategy at later date. Management explained that it recommended waiting to allocate the Portfolio's assets to PGI because the GTD strategy had recently experienced outsized performance and UBS AM was seeking to protect the Portfolio from incurring initial underperformance. Management stated that it also recommended waiting until the time the GTD strategy was implemented to determine the size of the initial allocation to PGI as well as its funding source. Management stated that UBS AM believes that the maximum recommended allocation to the strategy would be 10% of the Portfolio's market value.

In its consideration of the approval of the Subadvisory Agreement, the board considered the following factors:

Nature, extent and quality of the services under the Subadvisory Agreement—The board's evaluation of the services to be provided by MCG through PGI to the Portfolio took into account the board's knowledge and familiarity gained as board members of funds in the UBS New York fund complex, including the Trust and its portfolios. It reviewed the purposes and investment objective of the Portfolio and UBS AM's overall plan to meet the Portfolio's stated purposes and objective. The board considered management's reasons for recommending the appointment of PGI as a subadvisor to the Portfolio, including its "due diligence" concerning MCG and PGI and its belief that the GTD strategy would benefit the Portfolio by, among other reasons, improving the Portfolio's ability to generate risk-adjusted returns over full business cycles and complementing the strategies provided by other subadvisors to the Portfolio. The board also received materials from MCG detailing its investment philosophy and met with representatives of MCG, who discussed with the board that investment philosophy and process and the backgrounds and qualifications of the portfolio management team. The board concluded that, overall, it was satisfied with the nature, extent and quality of services expected to be provided to the Portfolio under the proposed Subadvisory Agreement.

Subadvisory fee—The board reviewed and considered the proposed contractual subadvisory fee to be payable by UBS AM to PGI in light of the nature, extent and quality of the subadvisory services anticipated to be provided by MCG through PGI. Management stated that the overall impact of the proposed contractual subadvisory fee on the subadvisory fees paid by UBS AM with respect to the Portfolio would be determined and communicated to the board upon implementation of the GTD strategy. The board determined that the proposed subadvisory fee was reasonable in light of the nature, extent and quality of the services proposed to be provided to the Portfolio under the Subadvisory Agreement.

PACE Select Advisors Trust

Board approvals of subadvisory agreements (unaudited)

Fund performance—The board received and considered performance information for the GTD strategy provided by MCG. The board also noted that, as PGI would be a new subadvisor to the Portfolio, the current performance of the Portfolio was not a significant factor in the consideration of the approval of the Subadvisory Agreement.

Advisor profitability—Profitability of PGI or its affiliates, including MCG, or UBS AM or its affiliates in providing services to the Portfolio was not a significant factor considered by the board, as the subadvisory fee would be paid by UBS AM out of the management fee paid to it by the Portfolio, and not by the Portfolio.

Economies of scale—The board noted that, as the subadvisory fee for the Portfolio would be paid by UBS AM, not by the Portfolio, consideration of economies of scale with respect specifically to the subadvisory fee was not relevant.

Other benefits to PGI—The board was informed by management that PGI's relationship with the Portfolio would be limited to its provision of subadvisory services to the Portfolio and that therefore management believed that PGI would not receive tangible ancillary benefits as a result of its relationship with the Portfolio, with the exception of possible benefits from soft dollars (e.g., research credits related to transaction commissions) for the Portfolio (which would also potentially benefit the Portfolio). The board recognized that PGI could receive intangible benefits from its association with the Portfolio, such as increased name recognition or publicity from being selected as a subadvisor to the Portfolio after an extensive review process. Similarly, the Portfolio could benefit from having a subadvisor with an established or well-regarded reputation.

In light of all of the foregoing, the board, including a majority of the Independent Trustees, approved the proposed Subadvisory Agreement for the Portfolio. No single factor reviewed by the board was identified by the board as the principal factor in determining whether to approve the Subadvisory Agreement. The Independent Trustees were advised by separate independent legal counsel throughout the process.

PACE Select Advisors Trust

Board approvals of subadvisory agreements (unaudited)

October 2016 Special Telephonic Board Meeting

Sapience Investments, LLC

Trustees' considerations

Background—At a special telephonic meeting of the board of PACE Select Advisors Trust (the "Trust") on October 17, 2016, the members of the board, including the trustees who are not "interested persons" of the Trust (the "Independent Trustees") as defined in the Investment Company Act of 1940, as amended, considered and approved the proposed interim subadvisory agreement between UBS Asset Management (Americas) Inc. ("UBS AM") and Sapience Investments, LLC ("Sapience") (the "Interim Subadvisory Agreement") with respect to PACE Small/Medium Co Value Equity Investments (the "Portfolio"). Management discussed with the board its proposal to terminate Wells Capital Management, Inc. ("Wells Capital") as a subadvisor to the Portfolio and to reallocate the Portfolio's assets managed by Wells Capital to Sapience. Management stated that the investment team at Wells Capital that had been responsible for the Portfolio's assets recently left the subadvisor for Sapience, a newly-formed asset management firm. Management noted that a different small cap team within Wells Capital was continuing to manage the Portfolio's assets, but that UBS AM recommended that the Portfolio's assets be managed by the same investment team using the team's small cap value strategy. Management stated that it was seeking approval of the Interim Subadvisory Agreement to promptly re-allocate the Portfolio assets to Sapience to ensure those assets could be actively invested by the Portfolio's former investment team in order to take advantage of new opportunities afforded by the market, particularly in the small cap space. Management noted the potential for significant volatility in small cap value equities and expressed concern that the Portfolio could drift from its small cap value orientation. Management also noted that the Portfolio's portfolio construction was not expected to change with a transition to Sapience, which would mitigate transactions costs, such as commissions, and potential tax consequences for shareholders in connection with turning over the Portfolio's positions.

Management further explained that because the departure of the Portfolio's investment team from Wells Capital to Sapience occurred between the board's scheduled in-person meetings, Sapience has agreed to waive its subadvisory fee under the proposed Interim Subadvisory Agreement. Management noted that UBS AM has agreed to a corresponding waiver of its management fee for the duration of the Sapience fee waiver. The board recognized its familiarity with UBS AM and the investment management and subadvisory agreements for this and the other portfolios of the Trust, including the extensive materials the board had previously reviewed in connection with the annual reconsideration of the contracts for the portfolios. The board also received a memorandum from UBS AM discussing UBS AM's reasons for recommending Sapience as a subadvisor to the Portfolio and the proposed fee structure.

In its consideration of the approval of the Interim Subadvisory Agreement, the board considered the following factors:

Nature, extent and quality of the services under the Interim Subadvisory Agreement—The board's evaluation of the services to be provided by Sapience to the Portfolio took into account the board's knowledge and familiarity gained as board members of funds in the UBS New York fund complex, including the Trust and its portfolios. The board considered management's reasons for recommending the appointment of Sapience as a subadvisor to the Portfolio, including its ongoing "due diligence" concerning Sapience, that the Sapience investment team was expected to continue to execute the same philosophy and process as it did while at Wells Capital and that the Portfolio would continue with its small cap value orientation. In considering the approval of the Interim Subadvisory Agreement, the board was able to draw on its knowledge of the Trust, its portfolios and UBS AM. The board was also able to draw on its knowledge of the Portfolio's former investment team members, including materials it previously received from, and meetings it previously held with, those members while at Wells Capital who discussed with the board the investment philosophy and the backgrounds and qualifications of the investment team. The board concluded that, overall, it was satisfied with the nature, extent and quality of services expected to be provided to the Portfolio under the proposed Interim Subadvisory Agreement.

PACE Select Advisors Trust

Board approvals of subadvisory agreements (unaudited)

Subadvisory fee—The board considered that Sapience has agreed to waive its subadvisory fee under the proposed Interim Subadvisory Agreement and that UBS AM has agreed to a corresponding waiver of its management fee for the duration of the Sapience fee waiver. Management stated that it expects to present a subadvisory agreement at the board's next in-person meeting on substantially similar terms as, and at a reduced fee rate from, the current subadvisory agreement with Wells Capital.

Fund performance—The board noted that UBS AM believes that the investment team at Sapience would continue to perform at the same level as it did while at Wells Capital. The board concluded that, overall, it was satisfied with the performance of the Portfolio.

Advisor profitability—Profitability of Sapience or its affiliates or UBS AM or its affiliates in providing services to the Portfolio was not a significant factor considered by the board, as the subadvisory fee would be waived under the proposed Interim Subadvisory Agreement.

Economies of scale—The board noted that, as the subadvisory fee for the Portfolio would be waived under the proposed Interim Subadvisory Agreement, consideration of economies of scale with respect specifically to the subadvisory fee was not relevant.

Other benefits to Sapience—The board was informed by management that Sapience's relationship with the Portfolio would be limited to its provision of subadvisory services to the Portfolio and that therefore management believed that Sapience would not receive tangible ancillary benefits as a result of its relationship with the Portfolio, with the exception of possible benefits from soft dollars (e.g., research credits related to transaction commissions) for the Portfolio (which would also potentially benefit the Portfolio). The board recognized that Sapience could receive intangible benefits from its association with the Portfolio, such as increased name recognition or publicity from being selected as a subadvisor to the Portfolio after an extensive review process. Similarly, the Portfolio could benefit from having a subadvisor with an established or well-regarded reputation.

In light of all of the foregoing, the board, including a majority of the Independent Trustees, approved the proposed Interim Subadvisory Agreement for the Portfolio. No single factor reviewed by the board was identified by the board as the principal factor in determining whether to approve the Interim Subadvisory Agreement. The Independent Trustees were advised by separate independent legal counsel throughout the process.

PACE Select Advisors Trust

Board approvals of subadvisory agreements (unaudited)

November 2016 Board Meeting

Huber Capital Management LLC

Trustees' considerations

Background—At a meeting of the board of PACE Select Advisors Trust (the "Trust") on November 29-30, 2016, the members of the board, including the trustees who are not "interested persons" of the Trust (the "Independent Trustees") as defined in the Investment Company Act of 1940, as amended, considered and approved the proposed subadvisory agreement between UBS Asset Management (Americas) Inc. ("UBS AM") and Huber Capital Management LLC ("Huber") (the "Subadvisory Agreement") with respect to PACE Small/Medium Co Value Equity Investments (the "Portfolio"). Management discussed with the board its proposal to reduce the target allocation of the Portfolio's assets managed by Systematic Financial Management, LP ("Systematic") from 40% to 20-30% and to reallocate a portion of the assets managed by Systematic (i.e., 5-10%) to Huber and a portion of the assets managed by Systematic (i.e., 5-10%) to Kayne Anderson Rudnick Investment Management, LLC, a current subadvisor to the Portfolio. In considering the approval of the Subadvisory Agreement, the board was able to draw on its knowledge of the Trust, its portfolios and UBS AM. The board recognized its familiarity with UBS AM and the investment management and subadvisory agreements for this and the other portfolios of the Trust, including the extensive materials the board had previously reviewed in connection with the annual reconsideration of the contracts for the portfolios. The board also received a memorandum from UBS AM discussing UBS AM's reasons for recommending Huber as a subadvisor to the Portfolio.

In its consideration of the approval of the Subadvisory Agreement, the board considered the following factors:

Nature, extent and quality of the services under the Subadvisory Agreement—The board's evaluation of the services to be provided by Huber to the Portfolio took into account the board's knowledge and familiarity gained as board members of funds in the UBS New York fund complex, including the Trust and its portfolios. It reviewed the purposes and investment objective of the Portfolio and UBS AM's overall plan to meet the Portfolio's stated purposes and objective. The board considered management's reasons for recommending the appointment of Huber as a subadvisor to the Portfolio, including its "due diligence" concerning Huber and its belief that Huber's small/midcap value strategy and deep value framework would benefit the Portfolio by, among other reasons, improving the Portfolio's ability to generate risk-adjusted returns and complementing the strategies provided by other subadvisors to the Portfolio. The board also received materials from Huber detailing its investment philosophy and met with representatives of Huber, who discussed with the board that investment philosophy and process and the backgrounds and qualifications of the portfolio management team. The board concluded that, overall, it was satisfied with the nature, extent and quality of services expected to be provided to the Portfolio under the proposed Subadvisory Agreement.

Subadvisory fee—The board reviewed and considered the proposed contractual subadvisory fee to be payable by UBS AM to Huber in light of the nature, extent and quality of the subadvisory services anticipated to be provided by Huber. The board noted that, based on current assets under management, the proposed contractual subadvisory fee was expected to result in a net decrease in the subadvisory fees paid by UBS AM with respect to the Portfolio. The board determined that the proposed subadvisory fee was reasonable in light of the nature, extent and quality of the services proposed to be provided to the Portfolio under the Subadvisory Agreement.

Fund performance—The board received and considered composite performance information provided by Huber, including performance information for a small/midcap value strategy similar to the strategy that Huber would use to manage the Portfolio's assets. The board also noted that, as Huber would be a new subadvisor to the Portfolio, the current performance of the Portfolio was not a significant factor in the consideration of the approval of the Subadvisory Agreement.

PACE Select Advisors Trust

Board approvals of subadvisory agreements (unaudited)

Advisor profitability—Profitability of Huber or its affiliates or UBS AM or its affiliates in providing services to the Portfolio was not a significant factor considered by the board, as the subadvisory fee would be paid by UBS AM out of the management fee paid to it by the Portfolio, and not by the Portfolio. As noted above, the board observed that the contractual subadvisory fee payable by UBS AM to Huber was expected to result in a net decrease in the subadvisory fees paid by UBS AM with respect to the Portfolio. The board indicated that it would further consider the implications, if any, of this net decrease in subadvisory expense to UBS AM, among other matters, when it engaged in its next full UBS AM management contract review, or before if appropriate. In this regard, it was noted that UBS AM provides updated profitability data on the Portfolio on an ongoing quarterly basis, which provides the board with other opportunities to monitor the impact of the proposed changes on profitability going forward.

Economies of scale—The board noted that, as the subadvisory fee for the Portfolio would be paid by UBS AM, not by the Portfolio, consideration of economies of scale with respect specifically to the subadvisory fee was not relevant.

Other benefits to Huber—The board was informed by management that Huber's relationship with the Portfolio would be limited to its provision of subadvisory services to the Portfolio and that therefore management believed that Huber would not receive tangible ancillary benefits as a result of its relationship with the Portfolio, with the exception of possible benefits from soft dollars (e.g., research credits related to transaction commissions) for the Portfolio (which would also potentially benefit the Portfolio). The board recognized that Huber could receive intangible benefits from its association with the Portfolio, such as increased name recognition or publicity from being selected as a subadvisor to the Portfolio after an extensive review process. Similarly, the Portfolio could benefit from having a subadvisor with an established or well-regarded reputation.

In light of all of the foregoing, the board, including a majority of the Independent Trustees, approved the proposed Subadvisory Agreement for the Portfolio. No single factor reviewed by the board was identified by the board as the principal factor in determining whether to approve the Subadvisory Agreement. The Independent Trustees were advised by separate independent legal counsel throughout the process.

PACE Select Advisors Trust

Board approvals of subadvisory agreements (unaudited)

November 2016 Board Meeting

J.P. Morgan Investment Management Inc.

Trustees' considerations

Background—At a meeting of the board of PACE Select Advisors Trust (the "Trust") on November 29-30, 2016, the members of the board, including the trustees who are not "interested persons" of the Trust (the "Independent Trustees") as defined in the Investment Company Act of 1940, as amended, considered and approved the proposed subadvisory agreement between UBS Asset Management (Americas) Inc. ("UBS AM") and J.P. Morgan Investment Management Inc. ("J.P. Morgan") (the "Subadvisory Agreement") with respect to PACE International Fixed Income Investments (the "Portfolio"). Management discussed with the board its proposal to terminate Rogge Global Partners Ltd ("Rogge") as the subadvisor to the Portfolio and to reallocate the assets managed by Rogge to J.P. Morgan. Management noted that J.P. Morgan currently served as one of the subadvisors to PACE Large Co Growth Equity Investments, a portfolio of the Trust. In considering the approval of the Subadvisory Agreement, the board was able to draw on its knowledge of the Trust, its portfolios and UBS AM. The board recognized its familiarity with UBS AM and the investment management and subadvisory agreements for this and the other portfolios of the Trust, including the extensive materials the board had previously reviewed in connection with the annual reconsideration of the contracts for the portfolios. The board also received a memorandum from UBS AM discussing UBS AM's reasons for recommending J.P. Morgan as a subadvisor to the Portfolio.

In its consideration of the approval of the Subadvisory Agreement, the board considered the following factors:

Nature, extent and quality of the services under the Subadvisory Agreement—The board's evaluation of the services to be provided by J.P. Morgan to the Portfolio took into account the board's knowledge and familiarity gained as board members of funds in the UBS New York fund complex, including the Trust and its portfolios. It reviewed the purposes and investment objective of the Portfolio and UBS AM's overall plan to meet the Portfolio's stated purposes and objective. The board considered management's reasons for recommending the appointment of J.P. Morgan as the subadvisor to the Portfolio, including its "due diligence" concerning J.P. Morgan and its belief that J.P. Morgan's global aggregate bond strategy would benefit the Portfolio by, among other reasons, improving the Portfolio's ability to generate risk-adjusted returns over full business cycles. The board also received materials from J.P. Morgan detailing its investment philosophy and met with representatives of J.P. Morgan, who discussed with the board that investment philosophy and process and the backgrounds and qualifications of the portfolio management team. The board concluded that, overall, it was satisfied with the nature, extent and quality of services expected to be provided to the Portfolio under the proposed Subadvisory Agreement.

Subadvisory fee—The board reviewed and considered the proposed contractual subadvisory fee to be payable by UBS AM to J.P. Morgan in light of the nature, extent and quality of the subadvisory services anticipated to be provided by J.P. Morgan. The board noted that, based on current assets under management, the proposed contractual subadvisory fee was expected to result in a net decrease in the subadvisory fees paid by UBS AM with respect to the Portfolio. The board determined that the proposed subadvisory fee was reasonable in light of the nature, extent and quality of the services proposed to be provided to the Portfolio under the Subadvisory Agreement.

Fund performance—The board received and considered composite performance information for the global aggregate bond strategy provided by J.P. Morgan. The board also noted that, as J.P. Morgan would be a new subadvisor to the Portfolio, the current performance of the Portfolio was not a significant factor in the consideration of the approval of the Subadvisory Agreement.

Advisor profitability—Profitability of J.P. Morgan or its affiliates or UBS AM or its affiliates in providing services to the Portfolio was not a significant factor considered by the board, as the subadvisory fee would be paid by UBS AM out of the management fee paid to it by the Portfolio, and not by the Portfolio. As noted above, the board observed that the contractual subadvisory fee payable by UBS AM to J.P. Morgan was expected to result in a net

PACE Select Advisors Trust

Board approvals of subadvisory agreements (unaudited)

decrease in the subadvisory fees paid by UBS AM with respect to the Portfolio. The board indicated that it would further consider the implications, if any, of this net decrease in subadvisory expense to UBS AM, among other matters, when it engaged in its next full UBS AM management contract review, or before if appropriate. In this regard, it was noted that UBS AM provides updated profitability data on the Portfolio on an ongoing quarterly basis, which provides the board with other opportunities to monitor the impact of the proposed changes on profitability going forward.

Economies of scale—The board noted that, as the subadvisory fee for the Portfolio would be paid by UBS AM, not by the Portfolio, consideration of economies of scale with respect specifically to the subadvisory fee was not relevant.

Other benefits to J.P. Morgan—The board was informed by management that J.P. Morgan's relationship with the Portfolio would be limited to its provision of subadvisory services to the Portfolio and that therefore management believed that J.P. Morgan would not receive tangible ancillary benefits as a result of its relationship with the Portfolio, with the exception of possible benefits from soft dollars (e.g., research credits related to transaction commissions) for the Portfolio (which would also potentially benefit the Portfolio). The board recognized that J.P. Morgan could receive intangible benefits from its association with the Portfolio, such as increased name recognition or publicity from being selected as a subadvisor to the Portfolio after an extensive review process. Similarly, the Portfolio could benefit from having a subadvisor with an established or well-regarded reputation.

In light of all of the foregoing, the board, including a majority of the Independent Trustees, approved the proposed Subadvisory Agreement for the Portfolio. No single factor reviewed by the board was identified by the board as the principal factor in determining whether to approve the Subadvisory Agreement. The Independent Trustees were advised by separate independent legal counsel throughout the process.

PACE Select Advisors Trust

Board approvals of subadvisory agreements (unaudited)

November 2016 Board Meeting

Sapience Investments, LLC

Trustees' considerations

Background—At a meeting of the board of PACE Select Advisors Trust (the "Trust") on November 29-30, 2016, the members of the board, including the trustees who are not "interested persons" of the Trust (the "Independent Trustees") as defined in the Investment Company Act of 1940, as amended, considered and approved the proposed subadvisory agreement between UBS Asset Management (Americas) Inc. ("UBS AM") and Sapience Investments, LLC ("Sapience") (the "Subadvisory Agreement") with respect to PACE Small/Medium Co Value Equity Investments (the "Portfolio"). It was noted that Sapience currently serves as a subadvisor to the Portfolio under an interim subadvisory agreement (the "Interim Agreement"), between UBS AM and Sapience with respect to the Portfolio, which had been approved by the board at a special telephonic meeting held on October 17, 2016 (the "October Meeting"). Management noted that the board had been asked to approve the Interim Agreement in connection with the termination of Wells Capital Management, Inc. ("Wells Capital"), a then-current subadvisor to the Portfolio, and the related subadvisory agreement (the "Wells Capital Agreement"), and the reallocation of the Portfolio's assets managed by Wells Capital to Sapience as a result of the investment team at Wells Capital that had been responsible for the Portfolio's assets leaving Wells Capital for Sapience, a newly-formed asset management firm (the "Transition").

Management stated that the Interim Agreement took effect on October 20, 2016. It was noted that the terms of the Interim Agreement were substantially similar to the terms of the Wells Capital Agreement, except for the duration of the agreement and the fees payable thereunder. Management noted that Sapience was not entitled to receive compensation under the terms of the Interim Agreement, which would terminate upon the approval of the Subadvisory Agreement, and that UBS AM had agreed to corresponding waivers of its management fee for the duration of the Interim Agreement. It was noted that such waivers were instituted with respect to the Interim Agreement pending consideration of a superseding agreement at an "in person" board meeting in consideration of regulatory requirements. Management stated that the proposed Subadvisory Agreement also was on substantially similar terms as the Wells Capital Agreement, except that the fee rate payable under the Subadvisory Agreement was lower than the fee rate payable under the Wells Capital Agreement. It was noted that no material changes with respect to the Sapience investment team's management of the relevant portion of the Portfolio's assets had occurred or were expected to occur as a result of the Transition.

The board recognized its familiarity with UBS AM and the investment management and subadvisory agreements for this and the other portfolios of the Trust, including the extensive materials the board had previously reviewed in connection with the annual reconsideration of the contracts for the portfolios. The board also received memoranda from UBS AM discussing UBS AM's reasons for recommending Sapience as a subadvisor to the Portfolio and the proposed fee structure in advance of the October Meeting and November Meeting, respectively.

In its consideration of the approval of the Subadvisory Agreement, the board considered the following factors:

Nature, extent and quality of the services under the Subadvisory Agreement—The board's evaluation of the services to be provided by Sapience to the Portfolio took into account the board's knowledge and familiarity gained as board members of funds in the UBS New York fund complex, including the Trust and its portfolios. At the October Meeting, the board considered management's reasons for recommending the appointment of Sapience as a subadvisor to the Portfolio, including its "due diligence" concerning Sapience, that the Sapience investment team was expected to continue to execute the same philosophy and process as it did while at Wells Capital and that the Portfolio would continue with its small cap value orientation. In considering the approval of the Subadvisory Agreement, the board was able to draw on its knowledge of the Trust, its portfolios and UBS AM. The board was also able to draw on its knowledge of the Portfolio's investment team members, including materials it previously received from, and meetings it previously held with, those members while at Wells Capital who discussed with the board the investment philosophy and the backgrounds and qualifications of the investment team. At the

PACE Select Advisors Trust

Board approvals of subadvisory agreements (unaudited)

November Meeting, UBS AM represented that it had completed its "due diligence" concerning Sapience and there had been no material changes in the information previously provided to the board at the October Meeting. The board concluded that, overall, it was satisfied with the nature, extent and quality of services expected to be provided to the Portfolio under the proposed Subadvisory Agreement.

Subadvisory fee—The board reviewed and considered the proposed contractual subadvisory fee to be payable by UBS AM to Sapience in light of the nature, extent and quality of the subadvisory services anticipated to be provided by Sapience. The board noted that the proposed contractual subadvisory fee rate in the Subadvisory Agreement, which would be paid by UBS AM, was lower than the fee rate in the Wells Capital Agreement. The board also noted that Sapience would not receive compensation under the terms of the Subadvisory Agreement for the services provided under the Interim Agreement. The board determined that the proposed subadvisory fee was reasonable in light of the nature, extent and quality of the services proposed to be provided to the Portfolio under the Subadvisory Agreement.

Fund performance—The board noted that UBS AM believes that the investment team at Sapience would continue to perform at the same level as it did while at Wells Capital. The board concluded that, overall, it was satisfied with the performance of the Portfolio.

Advisor profitability—Profitability of Sapience or its affiliates or UBS AM or its affiliates in providing services to the Portfolio was not a significant factor considered by the board, as the subadvisory fee would be paid by UBS AM out of the management fee paid to it by the Portfolio, and not by the Portfolio.

Economies of scale—The board noted that, as the subadvisory fee for the Portfolio would be paid by UBS AM, not by the Portfolio, consideration of economies of scale with respect specifically to the subadvisory fee was not relevant.

Other benefits to Sapience—The board was informed by management at the October Meeting that Sapience's relationship with the Portfolio would be limited to its provision of subadvisory services to the Portfolio and that therefore management believed that Sapience would not receive tangible ancillary benefits as a result of its relationship with the Portfolio, with the exception of possible benefits from soft dollars (e.g., research credits related to transaction commissions) for the Portfolio (which would also potentially benefit the Portfolio). The board recognized that Sapience could receive intangible benefits from its association with the Portfolio, such as increased name recognition or publicity from being selected as a subadvisor to the Portfolio after an extensive review process. Similarly, the Portfolio could benefit from having a subadvisor with an established or well-regarded reputation.

In light of all of the foregoing, the board, including a majority of the Independent Trustees, approved the proposed Subadvisory Agreement for the Portfolio. No single factor reviewed by the board was identified by the board as the principal factor in determining whether to approve the Subadvisory Agreement. The Independent Trustees were advised by separate independent legal counsel throughout the process.

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Trustees

Richard Q. Armstrong
Chairman

Alan S. Bernikow

Richard R. Burt

Meyer Feldberg

Bernard H. Garil

Heather R. Higgins

David Malpass

Principal Officers

Mark E. Carver
President

Mark F. Kemper
Vice President and Secretary

Thomas Disbrow
Vice President and Treasurer

Investment Manager and
Administrator

UBS Asset Management (Americas) Inc.
1285 Avenue of the Americas
New York, New York 10019-6028

Principal Underwriter

UBS Asset Management (US) Inc.
1285 Avenue of the Americas
New York, New York 10019-6028

The financial information included herein is taken from the records of the Portfolio without examination by independent registered public accountants who do not express an opinion thereon.

This report is not to be used in connection with the offering of shares of the Portfolios unless accompanied or preceded by an effective prospectus.

©UBS 2017. All rights reserved.
UBS Asset Management (Americas) Inc.

PRESORTED
STANDARD
U.S. POSTAGE
PAID
COMPUTERSHARE

UBS Asset Management (Americas) Inc.

1285 Avenue of the Americas

New York, NY 10019-6028

S276

PACE® Government Money Market Investments

Semiannual Report  | January 31, 2017

PACE Government Money Market Investments

Performance (Unaudited)

The seven-day current yield for the Fund as of January 31, 2017 was 0.01% (after fee waivers/expense reimbursements).1 For more information on the Fund's performance, refer to "Yields and characteristics at a glance" on page 5. Please remember that the PACE program fee is assessed outside the Portfolio at the PACE program account level. The program fee does not impact the determination of the Portfolio's net asset value per share.

Advisor's Comments (Unaudited)

In December 2016, the US Federal Reserve Board (the "Fed") modestly raised the federal funds rate from a low range between 0.25% and 0.50% to a range between 0.50% and 0.75%.The federal funds rate or the "fed funds rate," is the rate US banks charge one another for funds they borrow on an overnight basis. While the yields on a wide range of short-term investments moved higher over the period, yields still remain low by historical comparison. As a result, the Portfolio's yield remained low during the reporting period.

PACE Government
Money Market
Investments

Investment Advisor:

UBS Asset Management (Americas) Inc.

Portfolio Manager:

Robert Sabatino

Objective:

Current income consistent with preservation of capital and liquidity.

Investment process:

The Portfolio is a money market mutual fund and seeks to maintain a stable price of $1.00 per share, although it may be possible to lose money by investing in this Portfolio. The Portfolio invests in a diversified portfolio of high-quality money market instruments of governmental issuers. Security selection is based on the assessment of relative values and changes in market and economic conditions.

1  Class P shares held through the PACE Select Advisors Program are subject to a maximum Program fee of 2.50%, which, if included, would have reduced performance. Class P shares held through other advisory programs also may be subject to a program fee, which, if included, would have reduced performance.

1

PACE Government Money Market Investments

We tactically adjusted the Portfolio's weighted average maturity ("WAM") throughout the six-month review period. When the reporting period began, the Portfolio had a WAM of 57 days. This was decreased to 54 days at the end of the reporting period.

A number of adjustments were made to the Portfolio's sector and issuer positioning during the six-month period. We increased the Portfolio's exposure to US government and agency obligations and reduced its allocation to repurchase agreements. (Repurchase agreements are transactions in which the seller of a security agrees to buy it back at a predetermined time and price or upon demand.)

Sincerely,

Mark E. Carver President PACE Select Advisors Trust Managing Director UBS Asset Management (Americas) Inc.	Robert Sabatino Portfolio Manager, PACE Government Money Market Investments Managing Director, UBS Asset Management (Americas) Inc.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. A prospectus can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com/am-us.

2

PACE Government Money Market Investments

Understanding your Portfolio's expenses (unaudited)

As a shareholder of the Portfolio, you incur two types of costs: (1) on-going program fees; and (2) ongoing Portfolio costs, including management fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, August 1, 2016 to January 31, 2017.

Actual expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate your actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

3

PACE Government Money Market Investments

Understanding your Portfolio's expenses (unaudited) (concluded)

Please note that the expenses shown in the table are meant to highlight your ongoing Portfolio costs only and do not reflect any program fees. Therefore, the second line in the table is useful in comparing ongoing Portfolio costs only, and will not help you determine the relative total costs of owning different funds. In addition, if program fees were included, your costs would have been higher.

	Beginning account value August 1, 2016	Ending account value January 31, 2017	Expenses paid during period[1] 08/01/16 to 01/31/17	Expense ratio during the period
Actual	$1,000.00	$1,000.10	$2.27	0.45%
Hypothetical (5% annual return before expenses)	1,000.00	1,022.94	2.29	0.45

1  Expenses are equal to the Portfolio's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 184 divided by 365 (to reflect the one-half year period).

4

PACE Government Money Market Investments

Yields and characteristics at a glance—January 31, 2017 (unaudited)

Yields and characteristics
Seven-day current yield after fee waivers and/or expense reimbursements[1]	0.01%
Seven-day effective yield after fee waivers and/or expense reimbursements[1]	0.01
Seven-day current yield before fee waivers and/or expense reimbursements[1]	(0.37)
Seven-day effective yield before fee waivers and/or expense reimbursements[1]	(0.37)
Weighted average maturity[2]	54 days
Portfolio composition[3]
US government and agency obligations	79.5%
Repurchase agreements	20.9
Other assets less liabilities	(0.4)
Total	100.0%
You could lose money by investing in PACE Government Money Market Investments. Although the portfolio seeks to preserve the value of your investment at $1.00 per share, the portfolio cannot guarantee it will do so. An investment in PACE Government Money Market Investments is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any other government agency. PACE Government Money Market Investments' sponsor has no legal obligation to provide financial support to PACE Government Money Market Investments, and you should not expect that the portfolio's sponsor will provide financial support to PACE Government Money Market Investments at any time.

Not FDIC insured. May lose value. No bank guarantee.

1  Yields will fluctuate and reflect fee waivers and/or expense reimbursements, if any, unless otherwise noted. Performance data quoted represents past performance. Past performance does not guarantee future results. Current performance may be higher or lower than the performance data quoted.

2  The Portfolio is actively managed and its weighted average maturity will differ over time.

3  Weightings represent percentages of the Portfolio's net assets as of the date indicated. The Portfolio is actively managed and its composition will vary over time.

5

PACE Government Money Market Investments

Statement of net assets—January 31, 2017
(unaudited)

	Face Amount	Value
US government and agency obligations—79.48%
Federal Farm Credit Bank
0.743%, due 02/26/17[1]	$2,000,000	$2,000,000
0.761%, due 02/21/17[1]	1,000,000	1,000,373
0.770%, due 10/27/17[2]	1,000,000	994,268
0.821%, due 02/08/17[1]	2,000,000	1,999,739
0.866%, due 02/28/17[1]	3,000,000	3,000,000
0.904%, due 03/02/17[1]	1,000,000	1,001,739
Federal Home Loan Bank
0.400%, due 03/01/17[2]	5,000,000	4,998,444
0.448%, due 03/24/17[2]	3,000,000	2,998,096
0.450%, due 02/10/17[2]	2,000,000	1,999,775
0.524%, due 03/08/17[2]	3,000,000	2,998,472
0.525%, due 02/17/17[2]	1,000,000	999,767
0.525%, due 02/28/17[2]	2,000,000	1,999,212
0.530%, due 02/01/17[2]	5,000,000	5,000,000
0.530%, due 02/27/17[2]	3,000,000	2,998,852
0.530%, due 03/13/17[2]	6,634,000	6,630,093
0.530%, due 04/03/17[2]	5,000,000	4,995,510
0.535%, due 04/07/17[2]	1,000,000	999,034
0.545%, due 04/05/17[2]	2,000,000	1,998,092
0.545%, due 04/26/17[2]	3,000,000	2,996,185
0.550%, due 03/24/17[2]	3,000,000	2,997,662
0.550%, due 03/28/17[2]	2,000,000	1,998,319
0.560%, due 03/29/17[2]	2,000,000	1,998,258
0.570%, due 04/20/17[2]	3,000,000	2,996,295
0.575%, due 03/16/17[2]	3,000,000	2,997,940
0.590%, due 06/30/17[2]	2,000,000	1,995,116
0.596%, due 02/17/17[1]	1,000,000	1,000,000
0.610%, due 07/14/17[2]	1,000,000	997,238
0.612%, due 02/16/17[1]	2,000,000	2,000,216
0.625%, due 05/30/17	1,625,000	1,625,368
0.630%, due 05/23/17[2]	2,000,000	1,996,115

6

PACE Government Money Market Investments

Statement of net assets—January 31, 2017
(unaudited)

	Face Amount	Value
US government and agency obligations—(concluded)
0.630%, due 08/03/17[2]	$1,000,000	$996,798
0.652%, due 02/14/17[1]	2,000,000	2,000,000
0.750%, due 02/13/17	2,000,000	2,000,222
0.750%, due 10/18/17[2]	5,000,000	4,973,021
0.777%, due 03/26/17[1]	800,000	799,894
0.786%, due 02/28/17[1]	600,000	599,934
0.816%, due 02/06/17[1]	750,000	750,687
0.866%, due 02/22/17[1]	5,000,000	5,000,000
0.935%, due 04/10/17[1]	3,500,000	3,499,874
Federal Home Loan Mortgage Corp.
0.420%, due 03/21/17[2]	1,500,000	1,499,160
0.520%, due 05/17/17[2]	2,000,000	1,996,967
0.560%, due 06/01/17[2]	1,000,000	998,133
Federal National Mortgage Association
0.609%, due 06/01/17	2,000,000	1,996,021
0.985%, due 04/11/17[1]	2,000,000	2,000,000
US Treasury Bill
0.568%, due 04/27/17[2]	4,000,000	3,994,636
US Treasury Notes
0.676%, due 02/01/17[1]	1,000,000	1,000,140
0.680%, due 02/01/17[1]	2,300,000	2,300,334
0.696%, due 02/01/17[1]	6,000,000	6,001,251
0.750%, due 10/31/17	3,000,000	2,998,609
0.875%, due 02/28/17	2,000,000	2,000,569
0.875%, due 07/15/17	2,000,000	2,001,753
1.875%, due 08/31/17	2,000,000	2,013,570
Total US government and agency obligations (cost—$125,631,751)		125,631,751

7

PACE Government Money Market Investments

Statement of net assets—January 31, 2017
(unaudited)

	Face Amount	Value
Repurchase agreements—20.87%
Repurchase agreement dated 01/31/17 with Goldman Sachs & Co., 0.540% due 02/01/17, collateralized by $53,920,400 US Treasury Bonds Principal STRIPs, zero coupon to 4.250% due 05/15/37 to 05/15/39 and $10,313,451 US Treasury Bond STRIP, zero coupon due 05/15/42; (value—$33,150,000); proceeds: $32,500,488	$32,500,000	$32,500,000
Repurchase agreement dated 01/31/17 with State Street Bank and Trust Co., 0.010% due 02/01/17, collateralized by $494,138 US Treasury Note, 1.625% due 12/31/19; (value—$497,010); proceeds:$487,000	487,000	487,000
Total repurchase agreements (cost—$32,987,000)		32,987,000
Total investments (cost—$158,618,751 which approximates cost for federal income tax purposes)—100.35%		158,618,751
Receivable from affiliate—0.02%		35,567
Liabilities in excess of other assets—(0.37)%		(586,745)
Net assets (applicable to 158,066,783 shares of beneficial interest outstanding equivalent to $1.00 per share)—100.00%		$158,067,573

8

PACE Government Money Market Investments

Statement of net assets—January 31, 2017
(unaudited)

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of January 31, 2017 in valuing the Portfolio's investments. In the event a Portfolio holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Statement of net assets.

Assets

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
US government and agency obligations	$—	$125,631,751	$—	$125,631,751
Repurchase agreements	—	32,987,000	—	32,987,000
Total	$—	$158,618,751	$—	$158,618,751

At January 31, 2017, there were no transfers between Level 1 and Level 2.

Portfolio footnotes

1  Variable or floating rate security. The interest rate shown is the current rate at the period end and changes periodically.

2  Rate shown is the discount rate at the date of purchase unless otherwise noted.

Portfolio acronym

STRIP  Separate Trading of Registered Interest and Principal of Securities

See accompanying notes to financial statements
9

PACE Government Money Market Investments

Statement of operations

For the six months ended January 31, 2017 (unaudited)
Investment income:
Interest	$441,568
Expenses:
Transfer agency and related services fees	401,723
Investment management and administration fees	336,641
Professional fees	62,283
Reports and notices to shareholders	52,460
State registration fees	16,885
Trustees' fees	12,776
Custody and accounting fees	9,058
Insurance expense	2,262
Other expenses	20,180
914,268
Fee waivers and/or expense reimbursements by investment manager and administrator	(483,607)
Net expenses	430,661
Net investment income	10,907
Net realized gain	180
Net increase in net assets resulting from operations	$11,087

See accompanying notes to financial statements
10

PACE Government Money Market Investments

Statement of changes in net assets

	For the six months ended January 31, 2017 (unaudited)	For the year ended July 31, 2016
From operations:
Net investment income	$10,907	$19,842
Net realized gain	180	3,848
Net increase in net assets resulting from operations	11,087	23,690
Dividends and distributions to shareholders from:
Net investment income	(10,907)	(19,842)
Net realized gains	—	(5,106)
	(10,907)	(24,948)
Net increase (decrease) in net assets from beneficial interest transactions	(24,909,152)	14,474,686
Net increase (decrease) in net assets	(24,908,972)	14,473,428
Net assets:
Beginning of period	182,976,545	168,503,117
End of period	$158,067,573	$182,976,545
Accumulated undistributed net investment income	$—	$—

See accompanying notes to financial statements
11

PACE Government Money Market Investments

Financial highlights

Selected financial data throughout each period is presented below:

Six months ended January 31, 2017
(unaudited)
Net asset value, beginning of period	$1.00
Net investment income	0.000[1]
Net realized gains	0.000[1]
Net increase from operations	0.000[1]
Dividends from net investment income	(0.000)[1]
Distributions from net realized gains	—
Total dividends and distributions	(0.000)[1]
Net asset value, end of period	$1.00
Total investment return[2]	0.01%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	0.95%[4]
Expenses after fee waivers and/or expense reimbursements	0.45%[4]
Net investment income	0.01%[4]
Supplemental data:
Net assets, end of period (000's)	$158,068

1  Amount represents less than $0.0005 per share.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the payable dates, and a sale at net asset value on the last day of each period reported. The figures do not include program fees; results would be lower if these fees were included. The investment return for period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions.

3  In August 2013, UBS AM made a voluntary cash payment of $2,340 to the Portfolio in order to address a differential between the number of shares outstanding and the Portfolio's net assets. The differential was attributable to historical embedded capital losses that were experienced by the Portfolio over several years prior to credit crisis of 2008. Payment from investment advisor had no impact on the Portfolio's total investment return and represents less than $0.0005 per share.

4  Annualized.

See accompanying notes to financial statements
12

	Years ended July 31,
	2016	2015	2014	2013	2012
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.000[1]	0.000[1]	0.000[1]	0.000[1]	0.000[1]
Net realized gains	0.000[1]	—	0.000[1]	—	—
Net increase from operations	0.000[1]	0.000[1]	0.000[1]	0.000[1]	0.000[1]
Dividends from net investment income	(0.000)[1]	(0.000)[1]	(0.000)[1]	(0.000)[1]	(0.000)[1]
Distributions from net realized gains	(0.000)[1]	—	(0.000)[1]	—	—
Total dividends and distributions	(0.000)[1]	(0.000)[1]	(0.000)[1]	(0.000)[1]	(0.000)[1]
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total investment return[2]	0.01%	0.01%	0.01%[3]	0.01%	0.01%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	0.96%	0.93%	0.91%	0.88%	0.89%
Expenses after fee waivers and/or expense reimbursements	0.26%	0.14%	0.14%	0.19%	0.19%
Net investment income	0.01%	0.01%	0.01%	0.01%	0.01%
Supplemental data:
Net assets, end of period (000's)	$182,977	$168,503	$212,025	$309,842	$337,091

13

PACE Government Money Market Investments
Notes to financial statements (unaudited)

Organization and significant accounting policies

PACE Government Money Market Investments (the "Portfolio") is registered with the US Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified series of PACE Select Advisors Trust (the "Trust"), an open-end management investment company organized as a Delaware statutory trust under the laws of the State of Delaware by Certificate of Trust dated September 9, 1994, as amended June 9, 1995 and thereafter. The trustees of the Trust have authority to issue an unlimited number of shares of beneficial interest, par value $0.001 per share.

The Trust has fifteen series available for investment, each having its own investment objectives and policies. The financial statements for the other series of the Trust are not included herein. Shares of the Portfolio currently are available only to participants in the PACESM Select Advisors Program and the PACESM Multi Advisor Program.

UBS Asset Management (Americas) Inc. ("UBS AM") serves as the investment manager, investment advisor and administrator for the Portfolio. UBS AM is an indirect asset management subsidiary of UBS Group AG. UBS Group AG is an internationally diversified organization with headquarters in Zurich, Switzerland. UBS Group AG operates in many areas of the financial services industry.

The Trust accounts separately for the assets, liabilities and operations of each Portfolio. Expenses directly attributable to each Portfolio are charged to that Portfolio's operations; expenses which are applicable to all Portfolios are allocated among them on a pro rata basis.

In the normal course of business, the Portfolio may enter into contracts that contain a variety of representations that provide indemnification for certain liabilities. The Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had any prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

14

PACE Government Money Market Investments
Notes to financial statements (unaudited)

The Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") is the exclusive reference of authoritative US generally accepted accounting principles ("US GAAP") recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative US GAAP for SEC registrants. The Portfolio's financial statements are prepared in accordance with US GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

In August 2014, the FASB issued Accounting Standard Update No. 2014-15, Presentation of Financial Statements-Going Concern (Subtopic 205-40): "Disclosure of Uncertainties about an Entity's Ability to Continue as a Going Concern" ("ASU 2014-15"). The update provides guidance about management's responsibility to evaluate whether there is substantial doubt about the entity's ability to continue as a going concern and to provide related footnote disclosure. ASU 2014-15 is effective for annual reporting periods after December 15, 2016, and for annual and interim periods thereafter. Management is currently evaluating the impact of the guidance on the disclosures in the financial statements.

The following is a summary of significant accounting policies:

Valuation of investments—Under Rule 2a-7 under the 1940 Act, the Portfolio has adopted a policy to operate as a "government money market fund". Under Rule 2a-7 under the 1940 Act, a "government money market fund" invests 99.5% or more of its total assets in cash, government securities, and/or repurchase agreements that are collateralized fully (i.e., collateralized by cash and/or government securities). As a "government money market fund", the Portfolio values its investments at amortized cost unless the Portfolio's Board of Trustees (the "Board") determines that this does not represent fair value. Periodic review and monitoring of the valuation of the securities held by the Portfolio is performed in an effort to ensure that amortized cost approximates market value.

15

PACE Government Money Market Investments
Notes to financial statements (unaudited)

US GAAP requires disclosure regarding the various inputs that are used in determining the value of the Portfolio's investments. These inputs are summarized into the three broad levels listed below:

Level 1—Unadjusted quoted prices in active markets for identical investments.

Level 2—Other significant observable inputs, including but not limited to, quoted prices for similar investments, interest rates, prepayment speeds and credit risks.

Level 3—Unobservable inputs inclusive of the Portfolio's own assumptions in determining the fair value of investments.

A fair value hierarchy table has been included near the end of the Portfolio's Statement of net assets.

Constant net asset value per share—The Portfolio attempts to maintain a stable net asset value of $1.00 per share. There is no assurance, however, that the Portfolio will be able to maintain a stable net asset value of $1.00 per share. The Portfolio has adopted certain investment, portfolio valuation and dividend/distribution policies in an attempt to enable it to do so. The Portfolio has adopted a policy to operate as a "government money market fund" and as such the Portfolio is permitted to seek to maintain a stable price per share.

Liquidity fee and/or redemption gates—By operating as a "government money market fund", the Portfolio is exempt from requirements that permit the imposition of a liquidity fee and/or temporary redemption gates. While the Board may elect to subject the Portfolio to liquidity fee and gate requirements in the future, the Board has not elected to do so at this time.

Repurchase agreements—The Portfolio may purchase securities or other obligations from a bank or securities dealer (or its affiliate), subject to the seller's agreement to repurchase them at an agreed upon date (or upon demand) and price. The Portfolio maintains custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a special "tri-party"

16

PACE Government Money Market Investments
Notes to financial statements (unaudited)

custodian or sub-custodian that maintains a separate account for both the Portfolio and its counterparty. The underlying collateral is valued daily in an effort to ensure that the value, including accrued interest, is at least equal to the repurchase price.

Repurchase agreements carry certain risks not associated with direct investments in securities, including a possible decline in the market value of the underlying obligations. If their value becomes less than the repurchase price, plus any agreed-upon additional amount, the counterparty must provide additional collateral so that the collateral is at least equal to the repurchase price plus any agreed-upon additional amount. The difference between the total amount to be received upon repurchase of the obligations and the price that was paid by a Portfolio upon acquisition is accrued as interest and included in its net investment income. In the event of default of the obligation to repurchase, the Portfolio generally has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Repurchase agreements secured by obligations that are not eligible for direct investment under Rule 2a-7 of the 1940 Act or a Portfolio's investment strategies and limitations may require the Portfolio to promptly dispose of such collateral if the seller or guarantor becomes insolvent. If the seller (or seller's guarantor, if any) becomes insolvent, the Portfolio may suffer delays, costs and possible losses in connection with the disposition or retention of the collateral. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The Portfolio intends to enter into repurchase agreements only in transactions with counterparties believed by UBS AM to present minimal credit risks.

The Portfolio may participate in joint repurchase agreement transactions with other Portfolios managed, advised or subadvised by UBS AM in accordance with an exemptive order granted by the SEC pursuant to Section 17(d) of the 1940 Act and Rule 17d-1 thereunder. Under certain circumstances, the Portfolio may engage in a repurchase agreement transaction with a yield of zero in order to invest cash amounts remaining in its portfolio at the end of the day in order to

17

PACE Government Money Market Investments
Notes to financial statements (unaudited)

avoid having the Portfolio potentially exposed to a fee for uninvested cash held in a business account at a bank.

Investment transactions and investment income—Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are calculated using the identified cost method. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

Dividends and distributions—Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions is determined in accordance with US federal income tax regulations, which may differ from US GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

Concentration of risk—The ability of the issuers of debt securities held by the Portfolio to meet their obligations may be affected by economic and political developments particular to a specific industry, country, state or region.

Investment management and administration fees and other transactions with affiliates

The Portfolio's Board has approved an investment management and administration contract ("Management Contract") with UBS AM. In accordance with the Management Contract, the Portfolio pays UBS AM an investment management and administration fee, which is accrued daily and paid monthly, at an annual rate of 0.35% of the Portfolio's average daily net assets. At January 31, 2017, UBS AM owes $35,567 to the Portfolio, representing investment management and administration fees net of fee waivers/expense reimbursements.

18

PACE Government Money Market Investments
Notes to financial statements (unaudited)

UBS AM has contractually undertaken to waive a portion of the Portfolio's investment management and administration fees and/or reimburse a portion of the Portfolio's other expenses, when necessary, to maintain the total ordinary annual operating expenses (excluding borrowing costs and interest expense, if any) through November 30, 2017 at a level not to exceed 0.60%. For the period ended January 31, 2017, UBS AM waived $337,205 in investment management and administration fees. The Portfolio will make a payment to UBS AM for any previously waived fees/reimbursed expenses during the following three fiscal years to the extent that operating expenses are otherwise below the expense cap.

At January 31, 2017, the Portfolio had remaining fee waivers/expense reimbursements subject to repayment to UBS AM and respective dates of expiration as follows:

Fee waivers/expense reimbursements subject to repayment	Expires July 31, 2017	Expires July 31, 2018	Expires July 31, 2019	Expires July 31, 2020
$2,585,453	$855,490	$685,972	$706,786	$337,205

No amount was repaid back to UBS AM in the past year.

UBS AM may voluntarily waive fees and/or reimburse expenses from time to time in the event that the Portfolio's yield falls below a certain level. Once started, there is no guarantee that UBS AM would continue to voluntarily waive an additional portion of its fees and/or reimburse expenses. This management fee waiver will not be subject to future recoupment. For the period ended January 31, 2017, UBS AM voluntarily waived and/or reimbursed expenses of $35,928 for that purpose.

Additional information regarding compensation to affiliate of a board member

Professor Meyer Feldberg serves as a senior advisor to Morgan Stanley, a financial services firm with which the Portfolio may conduct transactions, resulting in him being an interested trustee of the Portfolio. The Portfolio has been informed that Professor Feldberg's

19

PACE Government Money Market Investments
Notes to financial statements (unaudited)

role at Morgan Stanley does not involve matters directly affecting any UBS funds. Portfolio transactions are executed through Morgan Stanley based on that firm's ability to provide best execution of the transactions.

During the period ended January 31, 2017, the Portfolio purchased and sold certain securities (e.g., fixed income securities) in principal trades with Morgan Stanley, having an aggregate value of $9,992,113. Morgan Stanley received compensation in connection with these trades, which may have been in the form of a "mark-up" or "mark-down" of the price of the securities, a fee from the issuer for maintaining a commercial paper program, or some other form of compensation. Although the precise amount of this compensation is not generally known by the Portfolio's investment manager, it is believed that under normal circumstances it represents a small portion of the total value of the transactions.

Transfer agency and related services fees

UBS Financial Services Inc. provides certain services to the Portfolio pursuant to a delegation of authority from BNY Mellon Investment Servicing (US) Inc. ("BNY Mellon"), the Portfolio's transfer agent, and is compensated for these services by BNY Mellon, not the Portfolio.

Effective July 1, 2013, UBS Financial Services Inc. voluntarily agreed to waive a portion of the fee that it would otherwise have received from BNY Mellon with respect to PACE Government Money Market Investments so that BNY Mellon would correspondingly reduce the fees it would have charged to that Portfolio. Given that UBS AM has voluntarily undertaken to reduce its fees and/or reimburse expenses to keep the Portfolio's yield at or above a certain level, and that such amount exceeds the reduction in BNY Mellon's fees, the net effect of BNY Mellon's pass through of the waiver by UBS Financial Services Inc. is to partially reduce the amount that UBS AM would have otherwise voluntarily waived/reimbursed. For the period ended January 31, 2017, the amount of the reduction in transfer agency and related services fees charged by BNY Mellon to the Portfolio was $110,474, which reflected an equal amount of compensation that was voluntarily

20

PACE Government Money Market Investments
Notes to financial statements (unaudited)

waived by UBS Financial Services Inc. Voluntary fee waiver/expense reimbursement arrangements may end at any time.

For the period ended January 31, 2017, UBS Financial Services Inc. received from BNY Mellon, not the Portfolio, $65,167 of the total transfer agency and related services fees paid by the Portfolio to BNY Mellon.

Other liabilities and components of net assets

At January 31, 2017, the Portfolio had the following liabilities outstanding:

Payable for shares of beneficial interest repurchased	$398,088
Payable to custodian	3,243
Dividends payable to shareholders	2,912
Other accrued expenses*	475,154

*  Excludes investment management and administration fees.

At January 31, 2017, the components of net assets were as follows:

Accumulated paid in capital	$158,067,985
Accumulated net realized loss	(412)
Net assets	$158,067,573

Shares of beneficial interest

There is an unlimited amount of $0.001 par value shares of beneficial interest authorized. Transactions in shares of beneficial interest, at $1.00 per share, were as follows:

	For the six months ended January 31, 2017	For the year ended July 31, 2016
Shares sold	160,851,235	256,831,799
Shares repurchased	(185,766,502)	(242,373,374)
Dividends reinvested	6,115	16,261
Net increase (decrease) in shares outstanding	(24,909,152)	14,474,686

21

PACE Government Money Market Investments
Notes to financial statements (unaudited)

Federal tax status

The Portfolio intends to distribute substantially all of its income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year substantially all of its net investment income, net realized capital gains and certain other amounts, if any, the Portfolio intends not to be subject to a federal excise tax.

The tax character of distributions paid to shareholders by the Portfolio during the period ended January 31, 2017 and the fiscal year ended July 31, 2016 was ordinary income.

The components of accumulated earnings (deficit) on a tax basis for the current fiscal year will be determined after the Portfolio's fiscal year ending July 31, 2017.

Under the Regulated Investment Company Modernization Act of 2010 (the "Act"), net capital losses recognized by the Portfolio after December 22, 2010, may be carried forward indefinitely, and retain their character as short-term and/or long-term losses. The Act requires post-enactment net capital losses be used before pre-enactment net capital losses. At July 31, 2016, the Portfolio had no capital loss carryforwards.

ASC 740-10 "Income Taxes—Overall" sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken. The Portfolio has analyzed and concluded as of January 31, 2017, that there are no significant uncertain tax positions taken or expected to be taken that would require recognition in the financial statements. The Portfolio recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended January 31, 2017, the Portfolio did not incur any interest or penalties.

22

PACE Government Money Market Investments
Notes to financial statements (unaudited)

Each of the tax years in the four year period ended July 31, 2016, remains subject to examination by the Internal Revenue Service and state taxing authorities.

23

PACE Government Money Market Investments

General information (unaudited)

Monthly and quarterly portfolio holdings disclosure

The Portfolio will file its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Portfolio's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Portfolio's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC 0330. Additionally, you may obtain copies of Forms N-Q from the Portfolio upon request by calling 1-800-647 1568.

In addition, the Portfolio discloses, on a monthly basis: (a) a complete schedule of its portfolio holdings; and (b) information regarding its weighted average maturity and weighted average life on UBS's Web site at the following internet address: www.ubs.com/usmoneymarketfunds. In addition, at this location, you will find a link to more detailed Portfolio information appearing in filings with the SEC on Form N-MFP.

Proxy voting policies, procedures and record

You may obtain a description of the Portfolio's (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Portfolio voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Portfolio directly at 1-800-647 1568, online on the Portfolio's Web site: www.ubs.com/ubsam-proxy, or on the EDGAR Database on SEC's Web site (http://www.sec.gov).

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Trustees

Richard Q. Armstrong
Chairman

Alan S. Bernikow

Richard R. Burt

Meyer Feldberg

Bernard H. Garil

Heather R. Higgins

David Malpass

Principal Officers

Mark E. Carver
President

Thomas Disbrow
Vice President and Treasurer

Mark F. Kemper
Vice President and Secretary

Robert Sabatino
Vice President

Investment Manager and
Administrator

UBS Asset Management (Americas) Inc.
1285 Avenue of the Americas
New York, New York 10019-6028

Principal Underwriter

UBS Asset Management (US) Inc.
1285 Avenue of the Americas
New York, New York 10019-6028

The financial information included herein is taken from the records of the Portfolio without examination by independent registered public accountants who do not express an opinion thereon.

This report is not to be used in connection with the offering of shares of the Portfolio unless accompanied or preceded by an effective prospectus.

© UBS 2017. All rights reserved.
UBS Asset Management (Americas), Inc.

PRESORTED
STANDARD
U.S. POSTAGE
PAID
COMPUTERSHARE

UBS Asset Management (Americas) Inc.

1285 Avenue of the Americas

New York, New York 10019-6028

S097

Item 2.  Code of Ethics.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 3.  Audit Committee Financial Expert.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 4.  Principal Accountant Fees and Services.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 5. Audit Committee of Listed Registrants.

Not applicable to the registrant.

Item 6.  Investments.

(a)         Included as part of the report to shareholders filed under Item 1 of this form.

(b)         Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant’s Board has established a Nominating and Corporate Governance Committee.  The Nominating and Corporate Governance Committee will consider nominees recommended by shareholders if a vacancy occurs among those board members who are not “interested persons” as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended.  In order to recommend a nominee, a shareholder should send a letter to the chairperson of the Nominating and Corporate Governance Committee, Richard R. Burt, care of the Secretary of the registrant at UBS Asset Management, UBS Building, One North Wacker Drive, Chicago, IL 60606, Attn: Mark Kemper, Secretary, and indicate on the envelope “Nominating and Corporate Governance Committee.”  The shareholder’s letter should state the nominee’s name and should include the nominee’s resume or curriculum vitae, and must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders.

Item 11.  Controls and Procedures.

(a)           The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)           The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)               (1) Code of Ethics — Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

(a)             (2) Certifications of principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit EX-99.CERT.

(a)             (3) Written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons — not applicable to the registrant.

(b)               Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit EX-99.906CERT.

(c)                Disclosure pursuant to Section 13(r) of the Securities Exchange Act of 1934, as amended—Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PACE Select Advisors Trust

By:	/s/ Mark E. Carver
Mark E. Carver
President

Date:	April 11, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mark E. Carver
Mark E. Carver
President

Date:	April 11, 2017

By:	/s/ Thomas Disbrow
Thomas Disbrow
Vice President and Treasurer

Date:	April 11, 2017